UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 through October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2014

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

— George G.W. Gatch

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

Leading central banks maintained accommodative policies to stimulate growth throughout the twelve months ended October 31, 2014. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its Quantitative Easing program of monthly bond purchases, while both the European Central Bank and the Bank or Japan took unprecedented steps to counter slowing in growth in their respective economies.

Over the period, U.S. equity markets outperformed both U.S. government bonds and overseas equity markets and government bond markets. The Standard & Poor’s 500 Index returned 17.27% for the twelve month period, while the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.05% for the period.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.82%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%
S&P 500 Index	17.27%

Net Assets as of 10/31/2014 (In Thousands)	$131,166

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2014.

Leading contributors to the Fund’s absolute return during the reporting period included security selection in the basic materials and semiconductor sectors, while the Fund’s security selection in the industrial cyclical sector detracted from absolute return for the period.

The Fund’s long positions in Alcoa Inc., Avago Technologies Inc. and Time Warner Inc. were large contributors to Fund returns. Shares of Alcoa, an aluminum manufacturer, gained from better-than-expected quarterly earnings. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for so-called 4G smartphones. Shares of Time Warner, a media company, rose on a potential merger with 21st Century Fox Inc. and strong quarterly earnings.

The Fund’s short positions in Lockheed Martin Corp., Heartland Express Inc. and Intel Corp. were among the largest detractors from the sector’s performance. Shares of Lockheed Martin, an aerospace company, strengthened after the company forecast revenue and earnings at the higher end of its previously estimated range. Shares of Heartland Express, a trucking company, rose ahead of its planned acquisition of Gordon Trucking Inc. Shares of Intel, a maker of semiconductors, strengthened on better-than-expected quarterly earnings and the company’s upward revisions to its earnings forecasts.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, the portfolio managers ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. For the twelve month reporting period, the Fund’s average long exposure was 103% and its average short exposure was -74%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	3.1%
2.	Johnson & Johnson	2.3
3.	ACE Ltd., (Switzerland).	2.0
4.	Canadian Pacific Railway Ltd., (Canada).	1.9
5.	Avago Technologies Ltd., (Singapore).	1.9
6.	Union Pacific Corp.	1.8
7.	MetLife, Inc.	1.6
8.	Google, Inc., Class C	1.6
9.	Fluor Corp.	1.5
10.	Google, Inc., Class A	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	3.0%
2.	Southern Co. (The)	2.4
3.	AT&T, Inc.	2.1
4.	Intel Corp.	2.1
5.	NVIDIA Corp.	1.9
6.	Boeing Co. (The)	1.9
7.	Praxair, Inc.	1.6
8.	Pfizer, Inc.	1.5
9.	Altera Corp.	1.5
10.	Eli Lilly & Co.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	22.6%
Information Technology	16.1
Consumer Discretionary	15.1
Industrials	13.7
Health Care	10.8
Consumer Staples	8.1
Utilities	5.3
Materials	5.1
Energy	2.5
Others (each less than 1.0%)	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	22.1%
Industrials	16.3
Consumer Discretionary	13.8
Information Technology	11.5
Health Care	10.7
Consumer Staples	9.3
Utilities	6.7
Materials	4.9
Energy	2.4
Telecommunication Services	2.3

*	Percentages indicated are based on total long investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 28, 2010
Without Sales Charge		7.82%	6.20%	4.01%
With Sales Charge*		2.14	4.32	2.75
CLASS C SHARES	May 28, 2010
Without CDSC		7.33	5.67	3.48
With CDSC**		6.33	5.67	3.48
CLASS R5 SHARES	May 28, 2010	8.31	6.66	4.47
SELECT CLASS SHARES	May 28, 2010	8.13	6.46	4.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	4.61%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.	0.05%

Net Assets as of 10/31/2014 (In Thousands)	$713,860

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2014.

The Fund’s security selection in the basic materials and the semiconductors sectors contributed to returns for the reporting period, while security selection in the industrial cyclical sector and the software & hardware sector detracted from the Fund’s returns for the reporting period.

Individual contributors to the Fund’s relative performance included its long positions in Alcoa Inc. and Avago Technologies Inc. and its short position in Cliffs Natural Resources Inc. Shares of Alcoa, an aluminum manufacturer, gained from better-than-expected quarterly earnings. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for so-called 4G smartphones. Shares of Cliffs Natural Resources, an iron ore miner, weakened amid a proxy battle with an activist investor seeking control of the company.

Individual detractors from relative performance included the Fund’s short positions in Lockheed Martin Corp. and Heartland Express Inc. and its long position in Fluor Corp. Shares of Lockheed Martin, a U.S. aerospace company, strengthened after the company forecast revenue and earnings at the higher end of its previously estimated range. Shares of Heartland Express, a trucking company, rose ahead of its planned acquisition of Gordon Trucking Inc. Shares of Fluor, a provider of engineering, construction and maintenance services, declined after the company lowered its 2014 earnings estimate.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.5%
2.	Union Pacific Corp.	2.3
3.	ACE Ltd., (Switzerland).	2.1
4.	Avago Technologies Ltd., (Singapore).	2.0
5.	Alcoa, Inc.	2.0
6.	Canadian Pacific Railway Ltd., (Canada).	2.0
7.	Honeywell International, Inc.	1.8
8.	United Technologies Corp.	1.7
9.	Johnson & Johnson	1.7
10.	Lam Research Corp.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	2.6%
2.	AT&T, Inc.	2.2
3.	Intel Corp.	2.2
4.	Southern Co. (The)	2.2
5.	NVIDIA Corp.	1.9
6.	Boeing Co. (The)	1.7
7.	Pfizer, Inc.	1.6
8.	General Electric Co.	1.5
9.	Linear Technology Corp.	1.4
10.	Altera Corp.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	19.6%
Information Technology	16.4
Industrials	15.9
Consumer Discretionary	13.3
Health Care	9.9
Consumer Staples	7.4
Materials	6.0
Utilities	5.3
Energy	2.4
Others (each less than 1.0%)	0.8
Short-Term Investments	3.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	20.2%
Industrials	15.4
Consumer Discretionary	14.3
Information Technology	13.5
Health Care	10.8
Consumer Staples	9.0
Materials	5.9
Utilities	5.6
Energy	2.9
Telecommunication Services	2.4

*	Percentages indicated are based on total long investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		4.05%	(0.09)%	2.00%
With Sales Charge*		(1.43)	(1.16)	1.45
CLASS B SHARES	February 28, 2002
Without CDSC		3.58	(0.56)	1.61
With CDSC**		(1.42)	(0.98)	1.61
CLASS C SHARES	November 2, 2009
Without CDSC		3.50	(0.56)	1.51
With CDSC***		2.50	(0.56)	1.51
INSTITUTIONAL CLASS SHARES	December 31, 1998	4.61	0.43	2.52
SELECT CLASS SHARES	November 2, 2009	4.26	0.16	2.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/04 to 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 103.3% (j)
Common Stocks — 103.3%
		Consumer Discretionary — 15.6%
		Automobiles — 0.5%
20		General Motors Co.	626

		Hotels, Restaurants & Leisure — 2.0%
5		Carnival Corp.	205
4		Dunkin’ Brands Group, Inc.	176
21		Royal Caribbean Cruises Ltd.	1,400
7		Starbucks Corp.	520
6		Yum! Brands, Inc.	398

			2,699

		Household Durables — 1.2%
10		Harman International Industries, Inc.	1,024
26		PulteGroup, Inc.	499

			1,523

		Internet & Catalog Retail — 0.3%
—	(h)	Priceline Group, Inc. (The) (a)	386

		Media — 7.1%
6		Charter Communications, Inc., Class A (a)	898
23		Comcast Corp., Class A	1,248
14		DISH Network Corp., Class A (a)	897
3		Time Warner Cable, Inc.	394
53		Time Warner, Inc.	4,221
27		Twenty-First Century Fox, Inc., Class B	911
9		Walt Disney Co. (The)	796

			9,365

		Multiline Retail — 0.8%
9		Dollar General Corp. (a)	551
9		Dollar Tree, Inc. (a)	543

			1,094

		Specialty Retail — 2.8%
—	(h)	AutoZone, Inc. (a)	271
11		Home Depot, Inc. (The)	1,038
23		Lowe’s Cos., Inc.	1,338
1		Tiffany & Co.	138
14		TJX Cos., Inc. (The)	874

			3,659

		Textiles, Apparel & Luxury Goods — 0.9%
5		Ralph Lauren Corp.	821
5		V.F. Corp.	323

			1,144

		Total Consumer Discretionary	20,496

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.3%
	Beverages — 2.5%
22	Coca-Cola Enterprises, Inc.	971
14	Constellation Brands, Inc., Class A (a)	1,285
14	Molson Coors Brewing Co., Class B	1,011

		3,267

	Food & Staples Retailing — 1.0%
6	Costco Wholesale Corp.	811
6	CVS Health Corp.	512

		1,323

	Food Products — 3.2%
19	General Mills, Inc.	982
5	JM Smucker Co. (The)	546
17	Kellogg Co.	1,096
47	Mondelez International, Inc., Class A	1,656

		4,280

	Household Products — 0.8%
2	Energizer Holdings, Inc.	243
7	Kimberly-Clark Corp.	768

		1,011

	Tobacco — 0.8%
12	Philip Morris International, Inc.	1,057

	Total Consumer Staples	10,938

	Energy — 2.6%
	Energy Equipment & Services — 1.1%
4	Baker Hughes, Inc.	233
12	Halliburton Co.	670
6	Schlumberger Ltd.	588

		1,491

	Oil, Gas & Consumable Fuels — 1.5%
4	Cheniere Energy, Inc. (a)	324
3	Chevron Corp.	369
3	EQT Corp.	282
8	Occidental Petroleum Corp.	670
5	TransCanada Corp., (Canada)	266

		1,911

	Total Energy	3,402

	Financials — 23.3%
	Banks — 4.1%
65	Bank of America Corp.	1,117
24	Citigroup, Inc.	1,276
6	East West Bancorp, Inc.	208
18	Fifth Third Bancorp	356

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Banks — continued
6	PNC Financial Services Group, Inc. (The)	481
35	Regions Financial Corp.	347
2	SVB Financial Group (a)	205
25	Wells Fargo & Co.	1,325
4	Zions Bancorporation	130

		5,445

	Capital Markets — 4.6%
13	Bank of New York Mellon Corp. (The)	517
19	Charles Schwab Corp. (The)	537
5	Goldman Sachs Group, Inc. (The)	889
33	Invesco Ltd.	1,343
54	Morgan Stanley	1,875
12	State Street Corp.	879

		6,040

	Consumer Finance — 0.7%
20	Ally Financial, Inc. (a)	462
3	Capital One Financial Corp.	273
11	Santander Consumer USA Holdings, Inc.	196

		931

	Diversified Financial Services — 0.1%
1	Intercontinental Exchange, Inc.	156

	Insurance — 6.5%
25	ACE Ltd., (Switzerland)	2,739
8	Aflac, Inc.	481
11	American International Group, Inc.	586
3	Axis Capital Holdings Ltd., (Bermuda)	132
18	Hartford Financial Services Group, Inc. (The)	697
41	MetLife, Inc.	2,207
5	Prudential Financial, Inc.	418
19	Willis Group Holdings plc, (United Kingdom)	753
15	XL Group plc, (Ireland)	518

		8,531

	Real Estate Investment Trusts (REITs) — 7.3%
8	AvalonBay Communities, Inc.	1,312
16	Brixmor Property Group, Inc.	389
15	Corporate Office Properties Trust	405
32	DDR Corp.	579
55	DiamondRock Hospitality Co.	783
12	Extra Space Storage, Inc.	703
10	Healthcare Realty Trust, Inc.	271
13	Highwoods Properties, Inc.	565
38	Host Hotels & Resorts, Inc.	881
19	Liberty Property Trust	661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
8	Macerich Co. (The)	534
12	Mid-America Apartment Communities, Inc.	817
4	Omega Healthcare Investors, Inc.	134
21	Prologis, Inc.	869
1	Simon Property Group, Inc.	204
27	Sunstone Hotel Investors, Inc.	411

		9,518

	Total Financials	30,621

	Health Care — 11.2%
	Biotechnology — 2.4%
3	Alexion Pharmaceuticals, Inc. (a)	582
4	Biogen Idec, Inc. (a)	1,179
8	Celgene Corp. (a)	810
5	Vertex Pharmaceuticals, Inc. (a)	525

		3,096

	Health Care Equipment & Supplies — 2.1%
15	Abbott Laboratories	665
71	Boston Scientific Corp. (a)	941
13	Stryker Corp.	1,120

		2,726

	Health Care Providers & Services — 3.0%
6	Aetna, Inc.	459
11	Humana, Inc.	1,540
5	McKesson Corp.	1,052
9	UnitedHealth Group, Inc.	883

		3,934

	Pharmaceuticals — 3.7%
31	Bristol-Myers Squibb Co.	1,830
29	Johnson & Johnson	3,092

		4,922

	Total Health Care	14,678

	Industrials — 14.2%
	Aerospace & Defense — 3.2%
21	Honeywell International, Inc.	2,043
4	L-3 Communications Holdings, Inc.	437
1	Precision Castparts Corp.	192
14	United Technologies Corp.	1,529

		4,201

	Airlines — 1.6%
22	Delta Air Lines, Inc.	890
22	United Continental Holdings, Inc. (a)	1,162

		2,052

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Construction & Engineering — 1.6%
31	Fluor Corp.	2,067

	Electrical Equipment — 1.9%
21	Eaton Corp. plc	1,410
17	Emerson Electric Co.	1,091

		2,501

	Machinery — 1.4%
5	Ingersoll-Rand plc	287
14	PACCAR, Inc.	932
6	SPX Corp.	596

		1,815

	Road & Rail — 4.5%
13	Canadian Pacific Railway Ltd., (Canada)	2,613
22	CSX Corp.	798
1	Norfolk Southern Corp.	156
20	Union Pacific Corp.	2,386

		5,953

	Total Industrials	18,589

	Information Technology — 16.6%
	Communications Equipment — 1.4%
24	QUALCOMM, Inc.	1,853

	Internet Software & Services — 3.7%
9	Facebook, Inc., Class A (a)	709
4	Google, Inc., Class A (a)	2,061
4	Google, Inc., Class C (a)	2,164

		4,934

	IT Services — 2.9%
13	Accenture plc, (Ireland), Class A	1,042
3	Alliance Data Systems Corp. (a)	935
12	Cognizant Technology Solutions Corp., Class A (a)	562
7	Fidelity National Information Services, Inc.	410
3	Visa, Inc., Class A	840

		3,789

	Semiconductors & Semiconductor Equipment — 6.4%
24	Applied Materials, Inc.	525
29	Avago Technologies Ltd., (Singapore)	2,533
33	Broadcom Corp., Class A	1,381
8	Freescale Semiconductor Ltd. (a)	162
17	KLA-Tencor Corp.	1,375
25	Lam Research Corp.	1,933
24	Teradyne, Inc.	439

		8,348

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 2.2%
17	Adobe Systems, Inc. (a)	1,201
12	Citrix Systems, Inc. (a)	774
15	Microsoft Corp.	687
3	VMware, Inc., Class A (a)	209

		2,871

	Total Information Technology	21,795

	Materials — 5.3%
	Chemicals — 2.5%
3	Albemarle Corp.	200
3	Ashland, Inc.	274
13	Axiall Corp.	523
12	Dow Chemical Co. (The)	597
13	E.I. du Pont de Nemours & Co.	895
17	Mosaic Co. (The)	739

		3,228

	Containers & Packaging — 0.5%
14	Crown Holdings, Inc. (a)	657

	Metals & Mining — 2.3%
116	Alcoa, Inc.	1,938
65	Alumina Ltd., (Australia), ADR (a)	372
18	United States Steel Corp.	721

		3,031

	Total Materials	6,916

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
19	Verizon Communications, Inc.	958

	Utilities — 5.5%
	Electric Utilities — 3.2%
28	Edison International	1,736
8	Entergy Corp.	636
24	Exelon Corp.	872
10	NextEra Energy, Inc.	985

		4,229

	Multi-Utilities — 2.3%
11	CenterPoint Energy, Inc.	270
18	CMS Energy Corp.	583
15	Dominion Resources, Inc.	1,072
12	NiSource, Inc.	512
4	Sempra Energy	488

		2,925

	Total Utilities	7,154

	Total Common Stocks (Cost $109,830)	135,547

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
21		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $21)	21

		Total Investments — 103.3% (Cost $109,851)	135,568
		Liabilities in Excess of Other Assets — (3.3)%	(4,402)

		NET ASSETS — 100.0%	$131,166

Short Positions — 76.0%
Common Stocks — 76.0%
		Consumer Discretionary — 10.5%
		Auto Components — 0.8%
2		Autoliv, Inc., (Sweden)	166
15		BorgWarner, Inc.	855

			1,021

		Diversified Consumer Services — 0.1%
—	(h)	Graham Holdings Co., Class B	172

		Hotels, Restaurants & Leisure — 2.0%
—	(h)	Chipotle Mexican Grill, Inc. (a)	127
3		Choice Hotels International, Inc.	145
9		Darden Restaurants, Inc.	453
32		Hilton Worldwide Holdings, Inc. (a)	800
9		Marriott International, Inc., Class A	644
5		McDonald’s Corp.	506

			2,675

		Internet & Catalog Retail — 1.4%
81		Groupon, Inc. (a)	594
3		Netflix, Inc. (a)	1,292

			1,886

		Leisure Products — 1.1%
13		Hasbro, Inc.	741
21		Mattel, Inc.	652

			1,393

		Media — 2.8%
16		AMC Networks, Inc., Class A (a)	992
12		Discovery Communications, Inc., Class A (a)	429
7		Discovery Communications, Inc., Class C (a)	239
25		Interpublic Group of Cos., Inc. (The)	479
17		News Corp., Class B (a)	258
13		Scripps Networks Interactive, Inc., Class A	1,040
4		Viacom, Inc., Class B	285

			3,722

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.5%
10	Target Corp.	591

	Specialty Retail — 0.5%
6	Bed Bath & Beyond, Inc. (a)	406
1	O’Reilly Automotive, Inc. (a)	201

		607

	Textiles, Apparel & Luxury Goods — 1.3%
2	Michael Kors Holdings Ltd., (Hong Kong) (a)	181
9	NIKE, Inc., Class B	848
10	Under Armour, Inc., Class A (a)	674

		1,703

	Total Consumer Discretionary	13,770

	Consumer Staples — 7.0%
	Beverages — 0.5%
1	Boston Beer Co., Inc. (The), Class A (a)	139
5	Brown-Forman Corp., Class B	488

		627

	Food & Staples Retailing — 1.2%
25	Sysco Corp.	948
16	Whole Foods Market, Inc.	612

		1,560

	Food Products — 3.0%
24	ConAgra Foods, Inc.	841
11	Hershey Co. (The)	1,096
12	Kraft Foods Group, Inc.	700
14	Mead Johnson Nutrition Co.	1,350

		3,987

	Household Products — 1.7%
17	Church & Dwight Co., Inc.	1,212
10	Clorox Co. (The)	1,031

		2,243

	Tobacco — 0.6%
16	Altria Group, Inc.	796

	Total Consumer Staples	9,213

	Energy — 1.9%
	Energy Equipment & Services — 0.3%
2	FMC Technologies, Inc. (a)	133
4	Tenaris S.A., (Luxembourg), ADR	170

		303

	Oil, Gas & Consumable Fuels — 1.6%
3	ConocoPhillips	233
9	Enbridge, Inc., (Canada)	446

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Oil, Gas & Consumable Fuels — continued
4	Exxon Mobil Corp.	399
9	ONEOK, Inc.	510
14	Spectra Energy Corp.	538

		2,126

	Total Energy	2,429

	Financials — 16.8%
	Banks — 3.0%
14	Associated Banc-Corp.	271
21	BancorpSouth, Inc.	478
15	Bank of Hawaii Corp.	890
3	Comerica, Inc.	159
2	M&T Bank Corp.	189
6	Signature Bank (a)	753
9	Synovus Financial Corp.	216
9	UMB Financial Corp.	549
46	Valley National Bancorp	464

		3,969

	Capital Markets — 1.6%
2	Ameriprise Financial, Inc.	206
21	Federated Investors, Inc., Class B	651
13	Franklin Resources, Inc.	749
6	T. Rowe Price Group, Inc.	462

		2,068

	Diversified Financial Services — 0.2%
8	NASDAQ OMX Group, Inc. (The)	332

	Insurance — 4.6%
15	Allstate Corp. (The)	1,001
5	Aon plc, (United Kingdom)	397
13	Arch Capital Group Ltd., (Bermuda) (a)	751
10	Chubb Corp. (The)	958
7	Principal Financial Group, Inc.	347
32	Progressive Corp. (The)	858
15	Torchmark Corp.	787
18	W.R. Berkley Corp.	909

		6,008

	Real Estate Investment Trusts (REITs) — 7.1%
31	Brandywine Realty Trust	473
13	Equity Residential	873
8	Federal Realty Investment Trust	990
31	First Potomac Realty Trust	388
4	Health Care REIT, Inc.	285
11	Home Properties, Inc.	689
22	Hudson Pacific Properties, Inc.	588

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
21	Kimco Realty Corp.	530
28	Medical Properties Trust, Inc.	371
9	Pennsylvania Real Estate Investment Trust	200
16	Realty Income Corp.	746
4	SL Green Realty Corp.	503
8	Tanger Factory Outlet Centers, Inc.	279
23	UDR, Inc.	703
12	Ventas, Inc.	827
29	Washington Real Estate Investment Trust	824

		9,269

	Thrifts & Mortgage Finance — 0.3%
29	People’s United Financial, Inc.	428

	Total Financials	22,074

	Health Care — 8.2%
	Biotechnology — 1.0%
8	Amgen, Inc.	1,217

	Health Care Equipment & Supplies — 2.1%
10	Baxter International, Inc.	703
4	Becton, Dickinson and Co.	547
10	Medtronic, Inc.	678
8	Zimmer Holdings, Inc.	838

		2,766

	Health Care Providers & Services — 2.2%
11	AmerisourceBergen Corp.	953
11	Cardinal Health, Inc.	869
10	Premier, Inc., Class A (a)	337
6	WellPoint, Inc.	697

		2,856

	Health Care Technology — 0.2%
19	Quality Systems, Inc.	294

	Pharmaceuticals — 2.7%
9	AbbVie, Inc.	578
22	Eli Lilly & Co.	1,481
50	Pfizer, Inc.	1,501

		3,560

	Total Health Care	10,693

	Industrials — 12.4%
	Aerospace & Defense — 4.6%
15	Boeing Co. (The)	1,849
16	Lockheed Martin Corp.	3,036
11	Raytheon Co.	1,168

		6,053

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Air Freight & Logistics — 0.4%
5	United Parcel Service, Inc., Class B	573

	Commercial Services & Supplies — 0.2%
8	ADT Corp. (The)	272

	Electrical Equipment — 0.8%
9	Rockwell Automation, Inc.	1,013

	Industrial Conglomerates — 2.3%
8	3M Co.	1,176
6	Danaher Corp.	447
56	General Electric Co.	1,450

		3,073

	Machinery — 2.1%
7	Caterpillar, Inc.	744
4	Deere & Co.	327
10	Dover Corp.	768
10	Illinois Tool Works, Inc.	899

		2,738

	Road & Rail — 1.6%
43	Heartland Express, Inc.	1,079
11	Knight Transportation, Inc.	324
25	Werner Enterprises, Inc.	680

		2,083

	Trading Companies & Distributors — 0.4%
11	Fastenal Co.	469

	Total Industrials	16,274

	Information Technology — 8.7%
	Internet Software & Services — 0.5%
14	AOL, Inc. (a)	616

	IT Services — 1.6%
9	Automatic Data Processing, Inc.	698
12	Paychex, Inc.	543
14	Total System Services, Inc.	479
12	Vantiv, Inc., Class A (a)	379

		2,099

	Semiconductors & Semiconductor Equipment — 6.5%
137	Advanced Micro Devices, Inc. (a)	383
43	Altera Corp.	1,486
6	Analog Devices, Inc.	276
60	Intel Corp.	2,054
30	Linear Technology Corp.	1,296
21	Maxim Integrated Products, Inc.	622
96	NVIDIA Corp.	1,874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
28	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	611

		8,602

	Software — 0.1%
3	Oracle Corp.	125

	Total Information Technology	11,442

	Materials — 3.7%
	Chemicals — 2.5%
3	Air Products & Chemicals, Inc.	366
2	Eastman Chemical Co.	126
2	Ecolab, Inc.	258
5	LyondellBasell Industries N.V., Class A	414
10	OM Group, Inc.	254
12	Praxair, Inc.	1,563
1	Sherwin-Williams Co. (The)	271

		3,252

	Containers & Packaging — 0.4%
10	Bemis Co., Inc.	387
3	MeadWestvaco Corp.	124

		511

	Metals & Mining — 0.8%
40	Cliffs Natural Resources, Inc.	450
12	Nucor Corp.	624

		1,074

	Total Materials	4,837

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.6%
61	AT&T, Inc.	2,130

	Wireless Telecommunication Services — 0.1%
25	Sprint Corp. (a)	150

	Total Telecommunication Services	2,280

	Utilities — 5.1%
	Electric Utilities — 2.7%
22	Northeast Utilities	1,096
5	PPL Corp.	164
51	Southern Co. (The)	2,360

		3,620

	Gas Utilities — 0.4%
7	National Fuel Gas Co.	508

	Multi-Utilities — 2.0%
23	Ameren Corp.	982
9	Consolidated Edison, Inc.	542

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Multi-Utilities — continued
12	PG&E Corp.	613
8	SCANA Corp.	452

		2,589

	Total Utilities	6,717

	Total Securities Sold Short (Proceeds $90,116)	$99,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 94.7% (j)
Common Stocks — 91.9%
	Consumer Discretionary — 12.6%
	Automobiles — 0.5%
127	General Motors Co.	3,978

	Hotels, Restaurants & Leisure — 1.8%
21	Dunkin’ Brands Group, Inc.	960
106	Royal Caribbean Cruises Ltd.	7,171
36	Starbucks Corp.	2,705
30	Yum! Brands, Inc.	2,119

		12,955

	Household Durables — 1.0%
51	Harman International Industries, Inc.	5,485
106	PulteGroup, Inc.	2,030

		7,515

	Internet & Catalog Retail — 0.3%
2	Priceline Group, Inc. (The) (a)	1,990

	Media — 5.1%
21	Charter Communications, Inc., Class A (a)	3,374
66	Comcast Corp., Class A	3,653
51	DISH Network Corp., Class A (a)	3,233
210	Time Warner, Inc.	16,673
147	Twenty-First Century Fox, Inc., Class B	4,866
48	Walt Disney Co. (The)	4,359

		36,158

	Multiline Retail — 0.8%
42	Dollar General Corp. (a)	2,613
48	Dollar Tree, Inc. (a)	2,908

		5,521

	Specialty Retail — 2.5%
2	AutoZone, Inc. (a)	1,218
45	Home Depot, Inc. (The)	4,359
111	Lowe’s Cos., Inc.	6,372
8	Tiffany & Co.	730
77	TJX Cos., Inc. (The)	4,882

		17,561

	Textiles, Apparel & Luxury Goods — 0.6%
19	Ralph Lauren Corp.	3,198
17	V.F. Corp.	1,144

		4,342

	Total Consumer Discretionary	90,020

	Consumer Staples — 7.0%
	Beverages — 1.9%
82	Coca-Cola Enterprises, Inc.	3,550

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
73	Constellation Brands, Inc., Class A (a)	6,692
48	Molson Coors Brewing Co., Class B	3,578

		13,820

	Food & Staples Retailing — 0.8%
27	Costco Wholesale Corp.	3,534
22	CVS Health Corp.	1,898

		5,432

	Food Products — 2.9%
79	General Mills, Inc.	4,126
21	JM Smucker Co. (The)	2,225
84	Kellogg Co.	5,366
260	Mondelez International, Inc., Class A	9,175

		20,892

	Household Products — 0.6%
9	Energizer Holdings, Inc.	1,055
29	Kimberly-Clark Corp.	3,325

		4,380

	Tobacco — 0.8%
64	Philip Morris International, Inc.	5,688

	Total Consumer Staples	50,212

	Energy — 2.2%
	Energy Equipment & Services — 0.9%
24	Baker Hughes, Inc.	1,292
50	Halliburton Co.	2,774
25	Schlumberger Ltd.	2,417

		6,483

	Oil, Gas & Consumable Fuels — 1.3%
21	Cheniere Energy, Inc. (a)	1,552
16	Chevron Corp.	1,871
16	EQT Corp.	1,458
51	Marathon Oil Corp.	1,795
15	Occidental Petroleum Corp.	1,318
30	TransCanada Corp., (Canada)	1,474

		9,468

	Total Energy	15,951

	Financials — 18.6%
	Banks — 3.7%
298	Bank of America Corp.	5,110
112	Citigroup, Inc.	5,998
30	East West Bancorp, Inc.	1,084
57	Fifth Third Bancorp	1,134
19	PNC Financial Services Group, Inc. (The)	1,641

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Banks — continued
185	Regions Financial Corp.	1,837
11	SVB Financial Group (a)	1,176
160	Wells Fargo & Co.	8,484

		26,464

	Capital Markets — 3.9%
79	Charles Schwab Corp. (The)	2,265
25	Goldman Sachs Group, Inc. (The)	4,826
157	Invesco Ltd.	6,341
273	Morgan Stanley	9,555
67	State Street Corp.	5,086

		28,073

	Consumer Finance — 0.5%
93	Ally Financial, Inc. (a)	2,113
13	Capital One Financial Corp.	1,060

		3,173

	Diversified Financial Services — 0.1%
4	Intercontinental Exchange, Inc.	875

	Insurance — 5.5%
132	ACE Ltd., (Switzerland)	14,444
30	Aflac, Inc.	1,786
47	American International Group, Inc.	2,496
71	Hartford Financial Services Group, Inc. (The)	2,818
195	MetLife, Inc.	10,566
19	Prudential Financial, Inc.	1,682
91	Willis Group Holdings plc, (United Kingdom)	3,676
53	XL Group plc, (Ireland)	1,803

		39,271

	Real Estate Investment Trusts (REITs) — 4.9%
35	AvalonBay Communities, Inc.	5,392
86	Brixmor Property Group, Inc.	2,100
95	Corporate Office Properties Trust	2,597
164	DDR Corp.	2,975
122	DiamondRock Hospitality Co.	1,743
33	Extra Space Storage, Inc.	1,931
55	Healthcare Realty Trust, Inc.	1,451
55	Highwoods Properties, Inc.	2,341
62	Liberty Property Trust	2,138
13	Macerich Co. (The)	924
52	Mid-America Apartment Communities, Inc.	3,667
19	Omega Healthcare Investors, Inc.	717
93	Prologis, Inc.	3,890
6	Simon Property Group, Inc.	1,093

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
115	Sunstone Hotel Investors, Inc.	1,755

		34,714

	Total Financials	132,570

	Health Care — 9.4%
	Biotechnology — 2.0%
16	Alexion Pharmaceuticals, Inc. (a)	2,966
17	Biogen Idec, Inc. (a)	5,490
29	Celgene Corp. (a)	3,157
24	Vertex Pharmaceuticals, Inc. (a)	2,692

		14,305

	Health Care Equipment & Supplies — 1.9%
81	Abbott Laboratories	3,526
294	Boston Scientific Corp. (a)	3,910
68	Stryker Corp.	5,961

		13,397

	Health Care Providers & Services — 2.7%
30	Aetna, Inc.	2,442
50	Humana, Inc.	6,957
22	McKesson Corp.	4,495
54	UnitedHealth Group, Inc.	5,159

		19,053

	Pharmaceuticals — 2.8%
145	Bristol-Myers Squibb Co.	8,437
108	Johnson & Johnson	11,673

		20,110

	Total Health Care	66,865

	Industrials — 15.1%
	Aerospace & Defense — 3.9%
129	Honeywell International, Inc.	12,390
19	L-3 Communications Holdings, Inc.	2,259
5	Precision Castparts Corp.	1,015
109	United Technologies Corp.	11,701

		27,365

	Airlines — 1.5%
118	Delta Air Lines, Inc.	4,743
115	United Continental Holdings, Inc. (a)	6,079

		10,822

	Construction & Engineering — 1.5%
164	Fluor Corp.	10,906

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
	Electrical Equipment — 2.0%
120	Eaton Corp. plc	8,172
91	Emerson Electric Co.	5,849

		14,021

	Machinery — 1.5%
19	Ingersoll-Rand plc	1,177
93	PACCAR, Inc.	6,044
38	SPX Corp.	3,574

		10,795

	Road & Rail — 4.7%
65	Canadian Pacific Railway Ltd., (Canada)	13,395
113	CSX Corp.	4,032
8	Norfolk Southern Corp.	863
131	Union Pacific Corp.	15,255

		33,545

	Total Industrials	107,454

	Information Technology — 15.5%
	Communications Equipment — 1.1%
98	QUALCOMM, Inc.	7,717

	Internet Software & Services — 2.9%
52	Facebook, Inc., Class A (a)	3,907
14	Google, Inc., Class A (a)	7,837
16	Google, Inc., Class C (a)	9,113

		20,857

	IT Services — 2.9%
71	Accenture plc, (Ireland), Class A	5,719
15	Alliance Data Systems Corp. (a)	4,279
80	Cognizant Technology Solutions Corp., Class A (a)	3,888
38	Fidelity National Information Services, Inc.	2,219
20	Visa, Inc., Class A	4,925

		21,030

	Semiconductors & Semiconductor Equipment — 6.6%
134	Applied Materials, Inc.	2,958
157	Avago Technologies Ltd., (Singapore)	13,535
169	Broadcom Corp., Class A	7,065
41	Freescale Semiconductor Ltd. (a)	811
108	KLA-Tencor Corp.	8,564
146	Lam Research Corp.	11,375
153	Teradyne, Inc.	2,817

		47,125

	Software — 2.0%
95	Adobe Systems, Inc. (a)	6,640
57	Citrix Systems, Inc. (a)	3,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
68	Microsoft Corp.	3,202
9	VMware, Inc., Class A (a)	769

		14,279

	Total Information Technology	111,008

	Materials — 5.6%
	Chemicals — 2.4%
19	Albemarle Corp.	1,092
14	Ashland, Inc.	1,502
65	Axiall Corp.	2,635
83	Dow Chemical Co. (The)	4,095
69	E.I. du Pont de Nemours & Co.	4,772
64	Mosaic Co. (The)	2,840

		16,936

	Containers & Packaging — 0.5%
81	Crown Holdings, Inc. (a)	3,863

	Metals & Mining — 2.7%
803	Alcoa, Inc.	13,463
314	Alumina Ltd., (Australia), ADR (a)	1,788
104	United States Steel Corp.	4,180

		19,431

	Total Materials	40,230

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
110	Verizon Communications, Inc.	5,508

	Utilities — 5.1%
	Electric Utilities — 3.1%
147	Edison International	9,206
35	Entergy Corp.	2,974
127	Exelon Corp.	4,632
50	NextEra Energy, Inc.	4,961

		21,773

	Multi-Utilities — 2.0%
58	CenterPoint Energy, Inc.	1,414
96	CMS Energy Corp.	3,126
68	Dominion Resources, Inc.	4,827
66	NiSource, Inc.	2,765
20	Sempra Energy	2,200

		14,332

	Total Utilities	36,105

	Total Common Stocks (Cost $486,710)	655,923

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investments — 2.8%
	Investment Company — 2.7%
19,100	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l)	19,100

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,060	U.S. Treasury Bill, 0.054%, 05/28/15 (k) (n)	1,060

	Total Short-Term Investments (Cost $20,160)	20,160

	Total Investments — 94.7% (Cost $506,870)	676,083
	Other Assets in Excess of Liabilities — 5.3%	37,777

	NET ASSETS — 100.0%	$713,860

SHARES
Short Positions — 91.8%
Common Stocks — 91.8%
	Consumer Discretionary — 13.1%
	Auto Components — 0.9%
11	Autoliv, Inc., (Sweden)	1,000
93	BorgWarner, Inc.	5,320

		6,320

	Automobiles — 0.7%
335	Ford Motor Co.	4,720

	Diversified Consumer Services — 0.2%
2	Graham Holdings Co., Class B	1,755

	Hotels, Restaurants & Leisure — 2.7%
1	Chipotle Mexican Grill, Inc. (a)	638
34	Choice Hotels International, Inc.	1,808
49	Darden Restaurants, Inc.	2,522
237	Hilton Worldwide Holdings, Inc. (a)	5,985
49	Marriott International, Inc., Class A	3,689
52	McDonald’s Corp.	4,883

		19,525

	Internet & Catalog Retail — 1.8%
6	Amazon.com, Inc. (a)	1,802
456	Groupon, Inc. (a)	3,331
20	Netflix, Inc. (a)	7,738

		12,871

	Leisure Products — 1.3%
86	Hasbro, Inc.	4,965
136	Mattel, Inc.	4,238

		9,203

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 3.4%
74	AMC Networks, Inc., Class A (a)	4,482
76	Discovery Communications, Inc., Class A (a)	2,697
47	Discovery Communications, Inc., Class C (a)	1,659
172	Interpublic Group of Cos., Inc. (The)	3,333
173	News Corp., Class B (a)	2,605
102	Scripps Networks Interactive, Inc., Class A	7,855
22	Viacom, Inc., Class B	1,613

		24,244

	Multiline Retail — 0.5%
64	Target Corp.	3,969

	Specialty Retail — 0.6%
40	Bed Bath & Beyond, Inc. (a)	2,667
8	O’Reilly Automotive, Inc. (a)	1,354

		4,021

	Textiles, Apparel & Luxury Goods — 1.0%
37	NIKE, Inc., Class B	3,421
53	Under Armour, Inc., Class A (a)	3,502

		6,923

	Total Consumer Discretionary	93,551

	Consumer Staples — 8.2%
	Beverages — 0.6%
3	Boston Beer Co., Inc. (The), Class A (a)	772
40	Brown-Forman Corp., Class B	3,730

		4,502

	Food & Staples Retailing — 1.9%
155	Sysco Corp.	5,955
54	Wal-Mart Stores, Inc.	4,103
82	Whole Foods Market, Inc.	3,229

		13,287

	Food Products — 3.1%
137	ConAgra Foods, Inc.	4,699
64	Hershey Co. (The)	6,105
69	Kraft Foods Group, Inc.	3,888
75	Mead Johnson Nutrition Co.	7,458

		22,150

	Household Products — 2.0%
120	Church & Dwight Co., Inc.	8,653
58	Clorox Co. (The)	5,721

		14,374

	Tobacco — 0.6%
91	Altria Group, Inc.	4,385

	Total Consumer Staples	58,698

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Energy — 2.7%
	Energy Equipment & Services — 0.6%
27	FMC Technologies, Inc. (a)	1,485
65	Tenaris S.A., (Luxembourg), ADR	2,587

		4,072

	Oil, Gas & Consumable Fuels — 2.1%
38	ConocoPhillips	2,713
40	Enbridge, Inc., (Canada)	1,908
42	Exxon Mobil Corp.	4,033
27	Murphy Oil Corp.	1,415
48	ONEOK, Inc.	2,817
56	Spectra Energy Corp.	2,207

		15,093

	Total Energy	19,165

	Financials — 18.5%
	Banks — 5.3%
144	Associated Banc-Corp.	2,707
117	BancorpSouth, Inc.	2,694
103	Bank of Hawaii Corp.	6,007
41	Comerica, Inc.	1,948
46	Cullen/Frost Bankers, Inc.	3,701
179	First Horizon National Corp.	2,302
53	Hancock Holding Co.	1,876
17	M&T Bank Corp.	2,028
35	Prosperity Bancshares, Inc.	2,096
29	Signature Bank (a)	3,501
105	Synovus Financial Corp.	2,660
62	UMB Financial Corp.	3,715
283	Valley National Bancorp	2,823

		38,058

	Capital Markets — 2.4%
8	Ameriprise Financial, Inc.	1,022
196	Federated Investors, Inc., Class B	6,113
94	Franklin Resources, Inc.	5,250
17	Northern Trust Corp.	1,140
46	T. Rowe Price Group, Inc.	3,752

		17,277

	Diversified Financial Services — 0.2%
36	NASDAQ OMX Group, Inc. (The)	1,570

	Insurance — 5.3%
90	Allstate Corp. (The)	5,850
35	Aon plc, (United Kingdom)	3,001
64	Arch Capital Group Ltd., (Bermuda) (a)	3,621
61	Chubb Corp. (The)	6,011

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
52	Principal Financial Group, Inc.	2,734
207	Progressive Corp. (The)	5,472
106	Torchmark Corp.	5,632
104	W.R. Berkley Corp.	5,350

		37,671

	Real Estate Investment Trusts (REITs) — 5.0%
87	Brandywine Realty Trust	1,339
37	Equity Residential	2,553
25	Federal Realty Investment Trust	3,229
22	Health Care REIT, Inc.	1,564
44	Home Properties, Inc.	2,798
93	Hudson Pacific Properties, Inc.	2,531
85	Kimco Realty Corp.	2,111
127	Medical Properties Trust, Inc.	1,707
52	Pennsylvania Real Estate Investment Trust	1,110
64	Realty Income Corp.	2,932
21	SL Green Realty Corp.	2,372
40	Tanger Factory Outlet Centers, Inc.	1,427
104	UDR, Inc.	3,153
50	Ventas, Inc.	3,453
108	Washington Real Estate Investment Trust	3,041

		35,320

	Thrifts & Mortgage Finance — 0.3%
159	People’s United Financial, Inc.	2,329

	Total Financials	132,225

	Health Care — 10.0%
	Biotechnology — 1.2%
51	Amgen, Inc.	8,336

	Health Care Equipment & Supplies — 2.9%
65	Baxter International, Inc.	4,580
22	Becton, Dickinson and Co.	2,883
88	Medtronic, Inc.	6,018
17	Varian Medical Systems, Inc. (a)	1,447
52	Zimmer Holdings, Inc.	5,807

		20,735

	Health Care Providers & Services — 2.5%
65	AmerisourceBergen Corp.	5,577
76	Cardinal Health, Inc.	5,996
54	Premier, Inc., Class A (a)	1,796
33	WellPoint, Inc.	4,155

		17,524

	Health Care Technology — 0.2%
108	Quality Systems, Inc.	1,635

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
	Pharmaceuticals — 3.2%
60	AbbVie, Inc.	3,801
131	Eli Lilly & Co.	8,678
348	Pfizer, Inc.	10,423

		22,902

	Total Health Care	71,132

	Industrials — 14.2%
	Aerospace & Defense — 5.0%
87	Boeing Co. (The)	10,830
90	Lockheed Martin Corp.	17,208
73	Raytheon Co.	7,568

		35,606

	Air Freight & Logistics — 0.7%
47	United Parcel Service, Inc., Class B	4,878

	Commercial Services & Supplies — 0.2%
41	ADT Corp. (The)	1,484

	Electrical Equipment — 0.9%
57	Rockwell Automation, Inc.	6,370

	Industrial Conglomerates — 2.7%
45	3M Co.	6,874
35	Danaher Corp.	2,846
378	General Electric Co.	9,766

		19,486

	Machinery — 1.9%
35	Caterpillar, Inc.	3,570
20	Deere & Co.	1,728
60	Dover Corp.	4,750
39	Illinois Tool Works, Inc.	3,573

		13,621

	Road & Rail — 2.0%
307	Heartland Express, Inc.	7,712
67	Knight Transportation, Inc.	1,965
165	Werner Enterprises, Inc.	4,537

		14,214

	Trading Companies & Distributors — 0.8%
85	Fastenal Co.	3,752
28	GATX Corp.	1,769

		5,521

	Total Industrials	101,180

	Information Technology — 12.4%
	Internet Software & Services — 0.7%
113	AOL, Inc. (a)	4,910

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 2.5%
73	Automatic Data Processing, Inc.	5,962
15	International Business Machines Corp.	2,531
107	Paychex, Inc.	5,027
65	Total System Services, Inc.	2,183
66	Vantiv, Inc., Class A (a)	2,044

		17,747

	Semiconductors & Semiconductor Equipment — 8.0%
874	Advanced Micro Devices, Inc. (a)	2,446
260	Altera Corp.	8,919
29	Analog Devices, Inc.	1,449
431	Intel Corp.	14,662
220	Linear Technology Corp.	9,418
156	Maxim Integrated Products, Inc.	4,574
630	NVIDIA Corp.	12,304
146	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	3,217

		56,989

	Software — 1.2%
16	Intuit, Inc.	1,435
90	Oracle Corp.	3,526
17	Red Hat, Inc. (a)	972
43	salesforce.com, Inc. (a)	2,758

		8,691

	Total Information Technology	88,337

	Materials — 5.4%
	Chemicals — 3.9%
23	Air Products & Chemicals, Inc.	3,044
55	Cabot Corp.	2,558
25	Eastman Chemical Co.	2,052
56	Ecolab, Inc.	6,262
25	LyondellBasell Industries N.V., Class A	2,254
59	OM Group, Inc.	1,541
71	Praxair, Inc.	8,914
6	Sherwin-Williams Co. (The)	1,423

		28,048

	Containers & Packaging — 0.5%
11	Ball Corp.	696
47	Bemis Co., Inc.	1,816
16	MeadWestvaco Corp.	693

		3,205

	Metals & Mining — 1.0%
276	Cliffs Natural Resources, Inc.	3,104

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
81	Nucor Corp.	4,382

		7,486

	Total Materials	38,739

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.1%
421	AT&T, Inc.	14,667

	Wireless Telecommunication Services — 0.1%
143	Sprint Corp. (a)	848

	Total Telecommunication Services	15,515

	Utilities — 5.1%
	Electric Utilities — 2.9%
102	Northeast Utilities	5,044
40	PPL Corp.	1,408
311	Southern Co. (The)	14,423

		20,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.6%
60	National Fuel Gas Co.	4,147

	Multi-Utilities — 1.6%
103	Ameren Corp.	4,361
49	Consolidated Edison, Inc.	3,073
39	PG&E Corp.	1,977
44	SCANA Corp.	2,421

		11,832

	Total Utilities	36,854

	Total Securities Sold Short (Proceeds $576,663)	$655,396

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(56)	E-mini S&P 500	12/19/14	$(5,632)	$(218)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2014.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$135,547		$656,983
Investments in affiliates, at value	21		19,100

Total investment securities, at value	135,568		676,083
Cash	24		67
Deposit at broker for securities sold short	94,086		689,781
Receivables:
Investment securities sold	4,738		73,943
Fund shares sold	137		342
Interest and dividends from non-affiliates	78		399
Dividends from affiliates	—	(a)	1

Total Assets	234,631		1,440,616

LIABILITIES:
Payables:
Securities sold short, at value	99,729		655,396
Dividend expense to non-affiliates on securities sold short	123		857
Investment securities purchased	3,338		68,945
Interest expense to non-affiliates on securities sold short	—		95
Fund shares redeemed	12		511
Variation margin on futures contracts	—		58
Accrued liabilities:
Investment advisory fees	108		553
Administration fees	7		38
Distribution fees	13		25
Shareholder servicing fees	27		94
Custodian and accounting fees	32		36
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	76		147

Total Liabilities	103,465		726,756

Net Assets	$131,166		$713,860

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$117,113	$661,260
Accumulated undistributed (distributions in excess of) net investment income	(1,731)	(11,815)
Accumulated net realized gains (losses)	(320)	(25,847)
Net unrealized appreciation (depreciation)	16,104	90,262

Total Net Assets	$131,166	$713,860

Net Assets:
Class A	$61,909	$82,477
Class B	—	330
Class C	752	10,933
Class R5	61	—
Institutional Class	—	271,595
Select Class	68,444	348,525

Total	$131,166	$713,860

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,599	5,436
Class B	—	23
Class C	45	755
Class R5	3	—
Institutional Class	—	17,118
Select Class	3,935	22,251

Net Asset Value (a):
Class A — Redemption price per share	$17.20	$15.17
Class B — Offering price per share (b)	—	14.48
Class C — Offering price per share (b)	16.81	14.48
Class R5 — Offering and redemption price per share	17.56	—
Institutional Class — Offering and redemption price per share	—	15.87
Select Class — Offering and redemption price per share	17.39	15.66
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.15	$16.01

Cost of investments in non-affiliates	$109,830	$487,770
Cost of investments in affiliates	21	19,100
Proceeds from securities sold short	90,116	576,663

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,852		$11,324
Dividend income from affiliates	—	(a)	8

Total investment income	1,852		11,332

EXPENSES:
Investment advisory fees	1,328		9,047
Administration fees	88		600
Distribution fees:
Class A	129		223
Class B	—		3
Class C	4		90
Shareholder servicing fees:
Class A	129		223
Class B	—		1
Class C	1		30
Class R5	—	(a)	—
Institutional Class	—		301
Select Class	135		802
Custodian and accounting fees	47		54
Professional fees	63		74
Trustees’ and Chief Compliance Officer’s fees	1		7
Printing and mailing costs	4		44
Registration and filing fees	71		86
Transfer agent fees	65		218
Other	10		45
Dividend expense to non-affiliates on securities sold short	1,902		15,518
Interest expense to non-affiliates on securities sold short	219		1,374

Total expenses	4,196		28,740

Less amounts waived	(351)		(3,347)

Net expenses	3,845		25,393

Net investment income (loss)	(1,993)		(14,061)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,300		127,829
Investments in affiliates	—		— (a)
Futures	—		(1,166)
Securities sold short	(10,132)		(109,571)

Net realized gain (loss)	1,168		17,092

Distributions of capital gains received from investment company affiliates	—	(a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	7,731		(9,766)
Futures	—		(226)
Securities sold short	990		38,210

Change in net unrealized appreciation/depreciation	8,721		28,218

Net realized/unrealized gains (losses)	9,889		45,311

Change in net assets resulting from operations	$7,896		$31,250

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,993)	$(1,307)	$(14,061)	$(15,612)
Net realized gain (loss)	1,168	3,181	17,092	38,960
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	8,721	3,012	28,218	(13,609)

Change in net assets resulting from operations	7,896	4,886	31,250	9,739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1,630)	—	—	—
Class C
From net realized gains	(19)	—	—	—
Class R5
From net realized gains	(2)	—	—	—
Select Class
From net realized gains	(1,619)	—	—	—

Total distributions to shareholders	(3,270)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	40,519	24,668	(30,921)	(60,729)

NET ASSETS:
Change in net assets	45,145	29,554	329	(50,990)
Beginning of period	86,021	56,467	713,531	764,521

End of period	$131,166	$86,021	$713,860	$713,531

Accumulated undistributed (distributions in excess of) net investment income	$(1,731)	$(1,082)	$(11,815)	$(11,961)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,033	$23,164	$35,459	$42,858
Distributions reinvested	1,626	—	—	—
Cost of shares redeemed	(20,430)	(19,669)	(45,543)	(71,156)

Change in net assets resulting from Class A capital transactions	$13,229	$3,495	$(10,084)	$(28,298)

Class B
Proceeds from shares issued	$—	$—	$10	$51
Cost of shares redeemed	—	—	(237)	(255)

Change in net assets resulting from Class B capital transactions	$—	$—	$(227)	$(204)

Class C
Proceeds from shares issued	$417	$47	$1,111	$1,819
Distributions reinvested	19	—	—	—
Cost of shares redeemed	(282)	(82)	(4,809)	(7,003)

Change in net assets resulting from Class C capital transactions	$154	$(35)	$(3,698)	$(5,184)

Class R5
Proceeds from shares issued	$— (a)	$—	$—	$—
Distributions reinvested	2	—	—	—

Change in net assets resulting from Class R5 capital transactions	$2	$—	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$125,384	$128,767
Cost of shares redeemed	—	—	(184,116)	(154,389)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(58,732)	$(25,622)

Select Class
Proceeds from shares issued	$43,183	$30,946	$111,145	$32,481
Distributions reinvested	912	—	—	—
Cost of shares redeemed	(16,961)	(9,738)	(69,325)	(33,902)

Change in net assets resulting from Select Class capital transactions	$27,134	$21,208	$41,820	$(1,421)

Total change in net assets resulting from capital transactions	$40,519	$24,668	$(30,921)	$(60,729)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	1,903	1,438	2,374	2,935
Reinvested	101	—	—	—
Redeemed	(1,219)	(1,224)	(3,037)	(4,881)

Change in Class A Shares	785	214	(663)	(1,946)

Class B
Issued	—	—	1	4
Redeemed	—	—	(17)	(18)

Change in Class B Shares	—	—	(16)	(14)

Class C
Issued	25	3	78	130
Reinvested	1	—	—	—
Redeemed	(17)	(5)	(339)	(499)

Change in Class C Shares	9	(2)	(261)	(369)

Class R5
Reinvested	— (a)	—	—	—

Change in Class R5 Shares	— (a)	—	—	—

Institutional Class
Issued	—	—	8,077	8,500
Redeemed	—	—	(11,840)	(10,205)

Change in Institutional Class Shares	—	—	(3,763)	(1,705)

Select Class
Issued	2,555	1,905	7,249	2,159
Reinvested	56	—	—	—
Redeemed	(1,009)	(593)	(4,510)	(2,259)

Change in Select Class Shares	1,602	1,312	2,739	(100)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2014	$16.53	$(0.34	)(g)	$1.59	$1.25	$(0.58)
Year Ended October 31, 2013	15.39	(0.33	)(g)	1.47	1.14	—
Year Ended October 31, 2012	14.88	(0.27	)(g)	0.78	0.51	—
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Year Ended October 31, 2014	16.24	(0.41	)(g)	1.56	1.15	(0.58)
Year Ended October 31, 2013	15.20	(0.40	)(g)	1.44	1.04	—
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Year Ended October 31, 2014	16.78	(0.26	)(g)	1.62	1.36	(0.58)
Year Ended October 31, 2013	15.56	(0.26	)(g)	1.48	1.22	—
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Class Select
Year Ended October 31, 2014	16.66	(0.30	)(g)	1.61	1.31	(0.58)
Year Ended October 31, 2013	15.48	(0.28	)(g)	1.46	1.18	—
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (h) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.75% and 2.08% for the year ended October 31, 2014, 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012, 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.58% for 2014, 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012, 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.63% for 2014, 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012, 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.83% for 2014, 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012, 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$17.20	7.82%	$61,909	3.75%	(2.01)%	4.08%		97%	187%
16.53	7.41	46,503	3.98	(2.03)	4.42		91	156
15.39	3.43	40,031	3.97	(1.81)	4.31		92	159
14.88	(3.29)	60,605	4.09	(2.19)	4.63		151	255
15.41	2.73	54,311	3.73	(1.96)	5.22	(i)	63	313

16.81	7.33	752	4.25	(2.51)	4.58		97	187
16.24	6.84	579	4.48	(2.53)	4.92		91	156
15.20	2.91	578	4.47	(2.33)	4.81		92	159
14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(i)	63	313

17.56	8.38	61	3.30	(1.56)	3.63		97	187
16.78	7.84	56	3.53	(1.58)	3.97		91	156
15.56	3.87	52	3.50	(1.39)	3.84		92	159
14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(i)	63	313

17.39	8.13	68,444	3.50	(1.76)	3.83		97	187
16.66	7.62	38,883	3.73	(1.74)	4.16		91	156
15.48	3.68	15,806	3.68	(1.58)	4.01		92	159
14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(i)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Year Ended October 31, 2014	$14.58	$(0.34	)(g)	$0.93	$0.59	$—
Year Ended October 31, 2013	14.44	(0.35	)(g)	0.49	0.14	—
Year Ended October 31, 2012	14.71	(0.35	)(g)	0.08	(0.27)	—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	(0.15)

Class B
Year Ended October 31, 2014	13.98	(0.39	)(g)	0.89	0.50	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.48	0.07	—
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	(0.15)

Class C
Year Ended October 31, 2014	13.99	(0.39	)(g)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—
November 2, 2009 (h) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	(0.15)

Institutional Class
Year Ended October 31, 2014	15.17	(0.27	)(g)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29	)(g)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	(0.15)

Select Class
Year Ended October 31, 2014	15.02	(0.31	)(g)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32	)(g)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—
November 2, 2009 (h) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011 and 1.48% and 1.95% for 2010; for Class B are 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011 and 1.98% and 2.45% for 2010; for Class C are 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011 and 0.98% and 1.55% for 2010; for Select Class are 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)(e)	Portfolio turnover rate (excluding securities sold short)(b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$15.17	4.05%	$82,477	3.82%	(2.26)%	4.24%	90%	192%
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149
14.44	(1.84)	116,146	4.46	(2.47)	4.96	82	186
14.71	(3.86)	165,089	4.04	(2.32)	4.49	105	231
15.30	0.42	337,177	3.75	(2.02)	4.22	182	473

14.48	3.58	330	4.32	(2.76)	4.74	90	192
13.98	0.50	542	4.74	(2.94)	5.18	75	149
13.91	(2.39)	741	4.96	(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54	(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35	(2.57)	4.82	182	473

14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96	(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54	(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11	(2.46)	4.57	182	473

15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99	(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54	(1.79)	4.09	105	231
15.68	0.93	465,026	3.20	(1.49)	3.77	182	473

15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17	(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79	(2.06)	4.24	105	231
15.64	0.60	610,302	3.34	(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$135,568	$—	$—	$135,568

Total Liabilities for Securities Sold Short (a)	$(99,729)	$—	$—	$(99,729)

Research Market Neutral Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$675,023	$1,060	$—	$676,083

Total Liabilities for Securities Sold Short (a)	$(655,396)	$—	$—	$(655,396)

Depreciation in Other Financial Instruments
Futures Contracts	$(218)	$—	$—	$(218)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Futures Contracts — Research Market Neutral Fund uses index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,347	(a)
Average Notional Balance Short	6,310
Ending Notional Balance Short	5,632

(a)	Average for the period July 1, 2014 through July 31, 2014.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2014, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Research Equity Long/Short Fund	$ (1,341)	$ 1,344	$(3)
Research Market Neutral Fund	(14,210)	14,207	3

The reclassifications for the Funds relate primarily to net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Research Equity Long/Short Fund	$2	$—
Research Market Neutral Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$228	$88	$33	$349
Research Market Neutral Fund	2,338	599	301	3,238

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$2
Research Market Neutral Fund	109

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$127,147	$107,232	$103,183	$79,596
Research Market Neutral Fund	600,578	740,515	587,543	680,782

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$110,431	$25,906	$769	$25,137
Research Market Neutral Fund	514,178	164,979	3,074	161,905

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Research Equity Long/Short Fund	$—	$3,270	$3,270

There were no distributions paid from Research Market Neutral Fund during the fiscal years ended October 31, 2014 and 2013 and there were no distributions paid for Research Equity Long/Short Fund during the fiscal year ended 2013.

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$—	$3,313	$12,470
Research Market Neutral Fund	—	17,638	48,744

The cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales, late year ordinary loss deferrals and straddle loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

During the year ended October 31, 2014, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Pre-Enactment Capital Loss Carryforward Utilized	Total Capital Loss Carryforwards Utilized
Research Market Neutral Fund	$12,177	$12,177

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2014, the Funds deferred to November 1, 2014 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss Deferral
Research Equity Long/Short Fund	$1,730
Research Market Neutral Fund	11,801

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, approximately 31.1% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of October 31, 2014, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate Fund of JPMorgan Trust I) (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,037.50	$18.90	3.68%
Hypothetical	1,000.00	1,006.65	18.61	3.68
Class C
Actual	1,000.00	1,035.20	21.49	4.19
Hypothetical	1,000.00	1,004.08	21.17	4.19
Class R5
Actual	1,000.00	1,040.40	16.61	3.23
Hypothetical	1,000.00	1,008.92	16.36	3.23
Select Class
Actual	1,000.00	1,039.00	17.68	3.44
Hypothetical	1,000.00	1,007.86	17.41	3.44

Research Market Neutral Fund
Class A
Actual	$1,000.00	$1,025.00	$19.29	3.78%
Hypothetical	1,000.00	1,006.15	19.11	3.78
Class B
Actual	1,000.00	1,022.60	21.77	4.27
Hypothetical	1,000.00	1,003.68	21.57	4.27
Class C
Actual	1,000.00	1,022.60	21.82	4.28
Hypothetical	1,000.00	1,003.63	21.62	4.28
Institutional Class
Actual	1,000.00	1,027.80	16.76	3.28
Hypothetical	1,000.00	1,008.67	16.61	3.28
Select Class
Actual	1,000.00	1,026.20	18.03	3.53
Hypothetical	1,000.00	1,007.41	17.86	3.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the admin-

istrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	47

provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s performance was in the fourth quintile for both Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the investment committee at each of their regular meetings over the course of next year.

The Trustees noted that the Research Market Neutral Fund’s performance was in the fourth, fifth and third quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and in the fourth and fifth quintiles for Select Class shares for the one- and three-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the investment committee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class Shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	49

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

The fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Research Equity Long/Short Fund	$3,270

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-SPEC-1014

Annual Report

J.P. Morgan Specialty Funds

October 31, 2014

JPMorgan Market Neutral Fund

(formerly Highbridge Statistical Market Neutral Fund)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	3.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 10/31/2014 (In Thousands)	$116,079

INVESTMENT OBJECTIVE**

The JPMorgan Market Neutral Fund (the “Fund”), previously known as the Highbridge Statistical Market Neutral Fund, seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Effective December 6, 2013, the Fund’s investment objective, certain of its investment strategies and portfolio management team changed. The Fund’s investment performance would have been different if the Fund were managed using the strategies in effect as of December 6, 2013 for the entire period.

HOW DID THE MARKET PERFORM?

Leading central banks maintained accommodative policies to stimulate growth throughout the twelve months ended October 31, 2014. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its Quantitative Easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing growth in their respective economies.

Over the period, U.S. equity markets outperformed both U.S. government bonds and overseas equity markets and government bond markets. The Standard & Poor’s 500 Index returned 17.27% for the twelve month period, while the BofA Merrill Lynch 3-Month Treasury Bill Index returned 0.05% for the period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2014.

For the period November 1, 2013 to December 5, 2013, the Fund’s managers used four forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period. The Fund’s fundamental forecasts detracted from performance during the reporting period. The Fund’s technical/liquidity forecasts and event/news forecasts also detracted. The Fund’s relative value forecast contributed positively to its returns.

For the period December 6, 2013 to October 31, 2014, the Fund’s security selection in the basic materials and semiconductors sectors were leading contributors to the Fund’s return, while security selection in the industrial cyclical and retail sectors were leading detractors from the Fund’s return.

Leading individual contributors to the Fund’s return for the period December 6, 2013 to October 31, 2014 included its long positions in Alcoa Inc. and Avago Technologies Inc., and its short position in Cliffs Natural Resources Inc. Shares of Alcoa, an aluminum manufacturer, gained from better-than-expected quarterly earnings. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones. Shares of Cliffs Natural Resources, an iron ore miner, weakened amid a proxy battle with an activist investor seeking control of the company.

Leading individual detractors from the Fund’s return for the period December 6, 2013 through October 31, 2014, included the Fund’s short positions in Lockheed Martin Corp. and Electronic Arts Inc., and its long position in Fluor Corp. Shares of Lockheed Martin, an aerospace company, strengthened after the company forecast revenue and earnings at the higher end of its previously estimated range. Shares of Electronic Arts, a maker of video and electronic game software, rose after the company posted better-than-expected earnings and raised its 2015 forecast. Shares of Fluor, a provider of engineering, construction and maintenance services, declined after the company lowered its 2014 earnings estimate.

HOW WAS THE FUND POSITIONED?

Following the change in the Fund’s management on December 6, 2013, the Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Time Warner, Inc.	2.5%
2.	Union Pacific Corp.	2.3
3.	ACE Ltd.	2.1
4.	Alcoa, Inc.	2.0
5.	Avago Technologies Ltd.	2.0
6.	Canadian Pacific Railway Ltd.	2.0
7.	Honeywell International, Inc.	1.8
8.	Johnson & Johnson	1.7
9.	United Technologies Corp.	1.7
10.	Lam Research Corp.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Lockheed Martin Corp.	2.6%
2.	AT&T, Inc.	2.2
3.	Intel Corp.	2.2
4.	Southern Co. (The)	2.2
5.	NVIDIA Corp.	1.9
6.	Boeing Co. (The)	1.6
7.	Pfizer, Inc.	1.6
8.	Linear Technology Corp.	1.6
9.	General Electric Co.	1.5
10.	Praxair, Inc.	1.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.6%
Information Technology	16.5
Industrials	15.9
Consumer Discretionary	13.3
Health Care	9.9
Consumer Staples	7.4
Materials	6.0
Utilities	5.4
Energy	2.4
Others (each less than 1.0%)	0.8
Short-Term Investment	2.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	20.4%
Industrials	15.4
Consumer Discretionary	14.4
Information Technology	13.6
Health Care	10.8
Consumer Staples	9.0
Materials	5.9
Utilities	5.6
Energy	2.5
Telecommunication Services	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2005
Without Sales Charge		3.22%	(1.48)%	0.52%
With Sales Charge*		(2.19)	(2.54)	(0.08)
CLASS C SHARES	November 30, 2005
Without CDSC		2.74	(1.97)	0.02
With CDSC**		1.74	(1.97)	0.02
SELECT CLASS SHARES	November 30, 2005	3.51	(1.23)	0.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market-Neutral Funds Index from November 30, 2005 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market-Neutral Funds Index includes expenses asso-

ciated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 95.1% (j)
Common Stocks — 92.4%
		Consumer Discretionary — 12.7%
		Automobiles — 0.6%
22		General Motors Co.	681

		Hotels, Restaurants & Leisure — 1.9%
3		Dunkin’ Brands Group, Inc.	154
18		Royal Caribbean Cruises Ltd.	1,217
6		Starbucks Corp.	450
5		Yum! Brands, Inc.	348

			2,169

		Household Durables — 1.1%
8		Harman International Industries, Inc.	906
17		PulteGroup, Inc.	326

			1,232

		Internet & Catalog Retail — 0.3%
—	(h)	Priceline Group, Inc. (The) (a)	353

		Media — 5.1%
3		Charter Communications, Inc., Class A (a)	553
11		Comcast Corp., Class A	605
8		DISH Network Corp., Class A (a)	527
34		Time Warner, Inc.	2,731
23		Twenty-First Century Fox, Inc., Class B	774
8		Walt Disney Co. (The)	711

			5,901

		Multiline Retail — 0.7%
6		Dollar General Corp. (a)	404
8		Dollar Tree, Inc. (a)	463

			867

		Specialty Retail — 2.4%
—	(h)	AutoZone, Inc. (a)	199
7		Home Depot, Inc. (The)	692
18		Lowe’s Cos., Inc.	1,035
1		Tiffany & Co.	119
12		TJX Cos., Inc. (The)	787

			2,832

		Textiles, Apparel & Luxury Goods — 0.6%
3		Ralph Lauren Corp.	518
3		V.F. Corp.	183

			701

		Total Consumer Discretionary	14,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.1%
	Beverages — 1.9%
13	Coca-Cola Enterprises, Inc.	565
12	Constellation Brands, Inc., Class A (a)	1,069
8	Molson Coors Brewing Co., Class B	580

		2,214

	Food & Staples Retailing — 0.8%
5	Costco Wholesale Corp.	612
3	CVS Health Corp.	297

		909

	Food Products — 2.9%
13	General Mills, Inc.	684
3	JM Smucker Co. (The)	359
14	Kellogg Co.	864
42	Mondelez International, Inc., Class A	1,494

		3,401

	Household Products — 0.7%
1	Energizer Holdings, Inc.	174
5	Kimberly-Clark Corp.	567

		741

	Tobacco — 0.8%
10	Philip Morris International, Inc.	934

	Total Consumer Staples	8,199

	Energy — 2.3%
	Energy Equipment & Services — 0.9%
4	Baker Hughes, Inc.	210
8	Halliburton Co.	450
4	Schlumberger Ltd.	408

		1,068

	Oil, Gas & Consumable Fuels — 1.4%
3	Cheniere Energy, Inc. (a)	259
3	Chevron Corp.	317
3	EQT Corp.	236
8	Marathon Oil Corp.	286
3	Occidental Petroleum Corp.	232
5	TransCanada Corp., (Canada)	239

		1,569

	Total Energy	2,637

	Financials — 18.6%
	Banks — 3.7%
49	Bank of America Corp.	839
18	Citigroup, Inc.	977
5	East West Bancorp, Inc.	173

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Banks — continued
9	Fifth Third Bancorp	185
3	PNC Financial Services Group, Inc. (The)	279
30	Regions Financial Corp.	301
2	SVB Financial Group (a)	186
26	Wells Fargo & Co.	1,387

		4,327

	Capital Markets — 4.0%
13	Charles Schwab Corp. (The)	379
4	Goldman Sachs Group, Inc. (The)	781
25	Invesco Ltd.	1,031
45	Morgan Stanley	1,570
11	State Street Corp.	834

		4,595

	Consumer Finance — 0.4%
15	Ally Financial, Inc. (a)	339
2	Capital One Financial Corp.	173

		512

	Diversified Financial Services — 0.1%
1	Intercontinental Exchange, Inc.	139

	Insurance — 5.5%
22	ACE Ltd., (Switzerland)	2,363
5	Aflac, Inc.	278
8	American International Group, Inc.	407
11	Hartford Financial Services Group, Inc. (The)	440
31	MetLife, Inc.	1,680
3	Prudential Financial, Inc.	286
15	Willis Group Holdings plc, (United Kingdom)	599
9	XL Group plc, (Ireland)	293

		6,346

	Real Estate Investment Trusts (REITs) — 4.9%
6	AvalonBay Communities, Inc.	882
14	Brixmor Property Group, Inc.	338
15	Corporate Office Properties Trust	423
27	DDR Corp.	495
19	DiamondRock Hospitality Co.	270
6	Extra Space Storage, Inc.	331
1	Geo Group, Inc. (The)	24
9	Healthcare Realty Trust, Inc.	230
9	Highwoods Properties, Inc.	402
11	Liberty Property Trust	369
2	Macerich Co. (The)	146
8	Mid-America Apartment Communities, Inc.	593
3	Omega Healthcare Investors, Inc.	118

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
15	Prologis, Inc.	627
1	Simon Property Group, Inc.	174
20	Sunstone Hotel Investors, Inc.	300

		5,722

	Total Financials	21,641

	Health Care — 9.4%
	Biotechnology — 2.0%
3	Alexion Pharmaceuticals, Inc. (a)	490
3	Biogen Idec, Inc. (a)	889
5	Celgene Corp. (a)	528
4	Vertex Pharmaceuticals, Inc. (a)	440

		2,347

	Health Care Equipment & Supplies — 1.9%
14	Abbott Laboratories	595
49	Boston Scientific Corp. (a)	649
11	Stryker Corp.	994

		2,238

	Health Care Providers & Services — 2.6%
5	Aetna, Inc.	406
8	Humana, Inc.	1,132
4	McKesson Corp.	740
8	UnitedHealth Group, Inc.	788

		3,066

	Pharmaceuticals — 2.9%
24	Bristol-Myers Squibb Co.	1,385
18	Johnson & Johnson	1,920

		3,305

	Total Health Care	10,956

	Industrials — 15.1%
	Aerospace & Defense — 3.9%
21	Honeywell International, Inc.	2,021
3	L-3 Communications Holdings, Inc.	388
1	Precision Castparts Corp.	161
18	United Technologies Corp.	1,917

		4,487

	Airlines — 1.5%
19	Delta Air Lines, Inc.	769
19	United Continental Holdings, Inc. (a)	1,001

		1,770

	Construction & Engineering — 1.5%
26	Fluor Corp.	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Electrical Equipment — 2.0%
20	Eaton Corp. plc	1,341
15	Emerson Electric Co.	974

		2,315

	Machinery — 1.5%
3	Ingersoll-Rand plc	193
15	PACCAR, Inc.	979
6	SPX Corp.	582

		1,754

	Road & Rail — 4.7%
11	Canadian Pacific Railway Ltd., (Canada)	2,194
19	CSX Corp.	661
1	Norfolk Southern Corp.	151
21	Union Pacific Corp.	2,490

		5,496

	Total Industrials	17,578

	Information Technology — 15.7%
	Communications Equipment — 1.1%
16	QUALCOMM, Inc.	1,253

	Internet Software & Services — 3.0%
9	Facebook, Inc., Class A (a)	646
2	Google, Inc., Class A (a)	1,293
3	Google, Inc., Class C (a)	1,495

		3,434

	IT Services — 3.0%
12	Accenture plc, (Ireland), Class A	937
3	Alliance Data Systems Corp. (a)	714
13	Cognizant Technology Solutions Corp., Class A (a)	645
6	Fidelity National Information Services, Inc.	357
3	Visa, Inc., Class A	813

		3,466

	Semiconductors & Semiconductor Equipment — 6.6%
23	Applied Materials, Inc.	501
26	Avago Technologies Ltd., (Singapore)	2,204
27	Broadcom Corp., Class A	1,133
6	Freescale Semiconductor Ltd. (a)	124
17	KLA-Tencor Corp.	1,384
24	Lam Research Corp.	1,858
26	Teradyne, Inc.	483

		7,687

	Software — 2.0%
16	Adobe Systems, Inc. (a)	1,116
9	Citrix Systems, Inc. (a)	595

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
11	Microsoft Corp.	539
1	VMware, Inc., Class A (a)	108

		2,358

	Total Information Technology	18,198

	Materials — 5.7%
	Chemicals — 2.4%
3	Albemarle Corp.	179
2	Ashland, Inc.	245
10	Axiall Corp.	406
14	Dow Chemical Co. (The)	674
11	E.I. du Pont de Nemours & Co.	776
11	Mosaic Co. (The)	479

		2,759

	Containers & Packaging — 0.6%
14	Crown Holdings, Inc. (a)	652

	Metals & Mining — 2.7%
132	Alcoa, Inc.	2,204
54	Alumina Ltd., (Australia), ADR (a)	304
17	United States Steel Corp.	682

		3,190

	Total Materials	6,601

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
17	Verizon Communications, Inc.	856

	Utilities — 5.1%
	Electric Utilities — 3.1%
24	Edison International	1,502
6	Entergy Corp.	490
21	Exelon Corp.	755
8	NextEra Energy, Inc.	808

		3,555

	Multi-Utilities — 2.0%
9	CenterPoint Energy, Inc.	226
16	CMS Energy Corp.	513
11	Dominion Resources, Inc.	790
11	NiSource, Inc.	475
3	Sempra Energy	354

		2,358

	Total Utilities	5,913

	Total Common Stocks (Cost $97,537)	107,315

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Short-Term Investment — 2.7%
		Investment Company— 2.7%
3,080		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $3,080)	3,080

		Total Investments — 95.1% (Cost $100,617)	110,395
		Other Assets in Excess of Liabilities — 4.9% (c)	5,684

		NET ASSETS — 100.0%	$116,079

Short Positions — 92.4%
Common Stocks — 92.4%
		Consumer Discretionary — 13.3%
		Auto Components — 0.9%
2		Autoliv, Inc., (Sweden)	160
15		BorgWarner, Inc.	839

			999

		Automobiles — 0.7%
55		Ford Motor Co.	771

		Diversified Consumer Services — 0.2%
—	(h)	Graham Holdings Co., Class B	255

		Hotels, Restaurants & Leisure — 2.8%
—	(h)	Chipotle Mexican Grill, Inc. (a)	118
6		Choice Hotels International, Inc.	307
8		Darden Restaurants, Inc.	404
39		Hilton Worldwide Holdings, Inc. (a)	980
8		Marriott International, Inc., Class A	628
8		McDonald’s Corp.	779

			3,216

		Internet & Catalog Retail — 1.8%
1		Amazon.com, Inc. (a)	283
74		Groupon, Inc. (a)	540
3		Netflix, Inc. (a)	1,267

			2,090

		Leisure Products — 1.3%
14		Hasbro, Inc.	830
23		Mattel, Inc.	709

			1,539

		Media — 3.5%
12		AMC Networks, Inc., Class A (a)	724
13		Discovery Communications, Inc., Class A (a)	450
8		Discovery Communications, Inc., Class C (a)	280
28		Interpublic Group of Cos., Inc. (The)	540
36		News Corp., Class B (a)	535
17		Scripps Networks Interactive, Inc., Class A	1,290
4		Viacom, Inc., Class B	271

			4,090

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — 0.5%
10		Target Corp.	646

		Specialty Retail — 0.6%
7		Bed Bath & Beyond, Inc. (a)	450
1		O’Reilly Automotive, Inc. (a)	230

			680

		Textiles, Apparel & Luxury Goods — 1.0%
6		NIKE, Inc., Class B	561
9		Under Armour, Inc., Class A (a)	567

			1,128

		Total Consumer Discretionary	15,414

		Consumer Staples — 8.3%
		Beverages — 0.6%
—	(h)	Boston Beer Co., Inc. (The), Class A (a)	116
7		Brown-Forman Corp., Class B	633

			749

		Food & Staples Retailing — 1.9%
26		Sysco Corp.	1,003
9		Wal-Mart Stores, Inc.	665
13		Whole Foods Market, Inc.	524

			2,192

		Food Products — 3.2%
22		ConAgra Foods, Inc.	772
11		Hershey Co. (The)	1,019
11		Kraft Foods Group, Inc.	632
12		Mead Johnson Nutrition Co.	1,231

			3,654

		Household Products — 2.0%
19		Church & Dwight Co., Inc.	1,387
10		Clorox Co. (The)	975

			2,362

		Tobacco — 0.6%
15		Altria Group, Inc.	719

		Total Consumer Staples	9,676

		Energy — 2.3%
		Energy Equipment & Services — 0.2%
4		FMC Technologies, Inc. (a)	245

		Oil, Gas & Consumable Fuels — 2.1%
6		ConocoPhillips	453
6		Enbridge, Inc., (Canada)	299
7		Exxon Mobil Corp.	657
4		Murphy Oil Corp.	215

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Oil, Gas & Consumable Fuels — continued
8	ONEOK, Inc.	460
9	Spectra Energy Corp.	356

		2,440

	Total Energy	2,685

	Financials — 18.8%
	Banks — 5.4%
27	Associated Banc-Corp.	501
20	BancorpSouth, Inc.	459
17	Bank of Hawaii Corp.	985
6	Comerica, Inc.	302
8	Cullen/Frost Bankers, Inc.	607
30	First Horizon National Corp.	389
9	Hancock Holding Co.	312
3	M&T Bank Corp.	330
6	Prosperity Bancshares, Inc.	340
5	Signature Bank (a)	566
17	Synovus Financial Corp.	432
10	UMB Financial Corp.	597
45	Valley National Bancorp	449

		6,269

	Capital Markets — 2.5%
1	Ameriprise Financial, Inc.	178
31	Federated Investors, Inc., Class B	978
15	Franklin Resources, Inc.	860
2	Northern Trust Corp.	164
8	T. Rowe Price Group, Inc.	659

		2,839

	Diversified Financial Services — 0.2%
6	NASDAQ OMX Group, Inc. (The)	247

	Insurance — 5.4%
15	Allstate Corp. (The)	964
6	Aon plc, (United Kingdom)	492
10	Arch Capital Group Ltd., (Bermuda) (a)	591
10	Chubb Corp. (The)	1,030
9	Principal Financial Group, Inc.	471
34	Progressive Corp. (The)	896
18	Torchmark Corp.	932
17	W.R. Berkley Corp.	875

		6,251

	Real Estate Investment Trusts (REITs) — 5.0%
14	Brandywine Realty Trust	211
6	Equity Residential	402
4	Federal Realty Investment Trust	526

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
1	Geo Group, Inc. (The)	25
3	Health Care REIT, Inc.	248
7	Home Properties, Inc.	471
18	Hudson Pacific Properties, Inc.	500
13	Kimco Realty Corp.	336
20	Medical Properties Trust, Inc.	272
8	Pennsylvania Real Estate Investment Trust	179
10	Realty Income Corp.	467
3	SL Green Realty Corp.	397
7	Tanger Factory Outlet Centers, Inc.	243
17	UDR, Inc.	508
8	Ventas, Inc.	545
18	Washington Real Estate Investment Trust	512

		5,842

	Thrifts & Mortgage Finance — 0.3%
27	People’s United Financial, Inc.	388

	Total Financials	21,836

	Health Care — 10.0%
	Biotechnology — 1.2%
9	Amgen, Inc.	1,390

	Health Care Equipment & Supplies — 2.9%
11	Baxter International, Inc.	741
4	Becton, Dickinson and Co.	464
14	Medtronic, Inc.	979
3	Varian Medical Systems, Inc. (a)	248
9	Zimmer Holdings, Inc.	945

		3,377

	Health Care Providers & Services — 2.5%
11	AmerisourceBergen Corp.	903
13	Cardinal Health, Inc.	1,001
9	Premier, Inc., Class A (a)	301
5	WellPoint, Inc.	678

		2,883

	Health Care Technology — 0.2%
17	Quality Systems, Inc.	259

	Pharmaceuticals — 3.2%
10	AbbVie, Inc.	630
21	Eli Lilly & Co.	1,395
57	Pfizer, Inc.	1,695

		3,720

	Total Health Care	11,629

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands except number of Futures Contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Industrials — 14.3%
	Aerospace & Defense — 5.0%
14	Boeing Co. (The)	1,760
15	Lockheed Martin Corp.	2,800
12	Raytheon Co.	1,212

		5,772

	Air Freight & Logistics — 0.7%
8	United Parcel Service, Inc., Class B	796

	Commercial Services & Supplies — 0.2%
7	ADT Corp. (The)	250

	Electrical Equipment — 0.9%
9	Rockwell Automation, Inc.	1,037

	Industrial Conglomerates — 2.8%
8	3M Co.	1,158
6	Danaher Corp.	461
61	General Electric Co.	1,587

		3,206

	Machinery — 1.9%
6	Caterpillar, Inc.	565
3	Deere & Co.	282
10	Dover Corp.	773
6	Illinois Tool Works, Inc.	591

		2,211

	Road & Rail — 2.0%
50	Heartland Express, Inc.	1,260
12	Knight Transportation, Inc.	348
28	Werner Enterprises, Inc.	777

		2,385

	Trading Companies & Distributors — 0.8%
14	Fastenal Co.	613
5	GATX Corp.	301

		914

	Total Industrials	16,571

	Information Technology — 12.6%
	Internet Software & Services — 0.7%
18	AOL, Inc. (a)	799

	IT Services — 2.5%
12	Automatic Data Processing, Inc.	997
3	International Business Machines Corp.	413
17	Paychex, Inc.	815
10	Total System Services, Inc.	349
11	Vantiv, Inc., Class A (a)	332

		2,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 8.1%
139	Advanced Micro Devices, Inc. (a)	390
42	Altera Corp.	1,431
5	Analog Devices, Inc.	230
70	Intel Corp.	2,396
39	Linear Technology Corp.	1,677
26	Maxim Integrated Products, Inc.	750
104	NVIDIA Corp.	2,032
24	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	523

		9,429

	Software — 1.3%
3	Intuit, Inc.	222
15	Oracle Corp.	577
3	Red Hat, Inc. (a)	168
7	salesforce.com, Inc. (a)	462

		1,429

	Total Information Technology	14,563

	Materials — 5.4%
	Chemicals — 3.9%
4	Air Products & Chemicals, Inc.	505
9	Cabot Corp.	419
4	Eastman Chemical Co.	333
9	Ecolab, Inc.	1,008
4	LyondellBasell Industries N.V., Class A	363
10	OM Group, Inc.	262
11	Praxair, Inc.	1,445
1	Sherwin-Williams Co. (The)	235

		4,570

	Containers & Packaging — 0.5%
2	Ball Corp.	112
8	Bemis Co., Inc.	307
3	MeadWestvaco Corp.	113

		532

	Metals & Mining — 1.0%
41	Cliffs Natural Resources, Inc.	466
13	Nucor Corp.	723

		1,189

	Total Materials	6,291

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.1%
69	AT&T, Inc.	2,397

	Wireless Telecommunication Services — 0.1%
23	Sprint Corp. (a)	139

	Total Telecommunication Services	2,536

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Utilities — 5.2%
	Electric Utilities — 2.9%
17	Northeast Utilities	827
7	PPL Corp.	238
51	Southern Co. (The)	2,349

		3,414

	Gas Utilities — 0.6%
10	National Fuel Gas Co.	664

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.7%
16	Ameren Corp.	695
8	Consolidated Edison, Inc.	497
6	PG&E Corp.	303
8	SCANA Corp.	433

		1,928

	Total Utilities	6,006

	Total Securities Sold Short (Proceeds $100,397)	$107,207

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(9)	E-mini S&P 500	12/19/14	$(905)	$(26)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	JPMorgan Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$107,315
Investments in affiliates, at value	3,080

Total investment securities, at value	110,395
Deposits at broker for securities sold short	112,841
Deposits at broker for futures contracts	145
Receivables:
Investment securities sold	12,044
Fund shares sold	75
Dividends from non-affiliates	65
Dividends from affiliates	—	(a)

Total Assets	235,565

LIABILITIES:
Payables:
Due to custodian	21
Securities sold short, at value	107,207
Dividend expense to non-affiliates on securities sold short	139
Investment securities purchased	11,257
Interest expense to non-affiliates on securities sold short	31
Fund shares redeemed	269
Variation margin on futures contracts	9
Accrued Liabilities:
Investment advisory fees	74
Administration fees	5
Distribution fees	18
Shareholder servicing fees	25
Custodian and accounting fees	129
Trustees’ and Chief Compliance Officer’s fees	1
Other	301

Total Liabilities	119,486

Net Assets	$116,079

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$211,520
Accumulated undistributed (distributions in excess of) net investment income	(3,251)
Accumulated net realized gains (losses)	(95,132)
Net unrealized appreciation (depreciation)	2,942

Total Net Assets	$116,079

Net Assets:
Class A	$27,970
Class C	19,568
Select Class	68,541

Total	$116,079

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,897
Class C	1,374
Select Class	4,563

Net Asset Value (b):
Class A — Redemption price per share	$14.74
Class C — Offering price per share (c)	14.24
Select Class — Offering and redemption price per share	15.02
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.56

Cost of investments in non-affiliates	$97,537
Cost of investments in affiliates	3,080
Proceeds from securities sold short	100,397

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

JPMorgan Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,589
Dividend income from affiliates	3

Total investment income	2,592

EXPENSES:
Investment advisory fees	2,359
Administration fees	148
Distribution fees:
Class A	142
Class C	169
Shareholder servicing fees:
Class A	142
Class C	56
Select Class	248
Custodian and accounting fees	172
Interest expense to affiliates	— (a)
Professional fees	68
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	22
Registration and filing fees	78
Transfer agent fees	233
Other	32
Dividend expense to non-affiliates on securities sold short	3,485
Interest expense to non-affiliates on securities sold short	633

Total expenses	7,988

Less amounts waived	(1,251)
Net expenses	6,737

Net investment income (loss)	(4,145)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,310
Futures	(241)
Securities sold short	(29,092)

Net realized gain (loss)	6,977

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(5,697)
Futures	(26)
Securities sold short	8,520

Change in net unrealized appreciation/depreciation	2,797

Net realized/unrealized gains (losses)	9,774

Change in net assets resulting from operations	$5,629

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Market Neutral Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,145)	$(11,455)
Net realized gain (loss)	6,977	(10,410)
Change in net unrealized appreciation/depreciation	2,797	16,298

Change in net assets resulting from operations	5,629	(5,567)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(164,417)	(344,533)

NET ASSETS:
Change in net assets	(158,788)	(350,100)
Beginning of period	274,867	624,967

End of period	$116,079	$274,867

Accumulated undistributed (distributions in excess of) net investment income	$(3,251)	$(7,529)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,653	$37,475
Cost of shares redeemed	(61,717)	(161,406)

Change in net assets resulting from Class A capital transactions	$(53,064)	$(123,931)

Class C
Proceeds from shares issued	$1,524	$3,978
Cost of shares redeemed	(9,249)	(21,082)

Change in net assets resulting from Class C capital transactions	$(7,725)	$(17,104)

Select Class
Proceeds from shares issued	$25,681	$90,243
Cost of shares redeemed	(129,309)	(293,741)

Change in net assets resulting from Select Class capital transactions	$(103,628)	$(203,498)

Total change in net assets resulting from capital transactions	$(164,417)	$(344,533)

SHARE TRANSACTIONS:
Class A
Issued	599	2,562
Redeemed	(4,258)	(11,100)

Change in Class A Shares	(3,659)	(8,538)

Class C
Issued	109	283
Redeemed	(661)	(1,483)

Change in Class C Shares	(552)	(1,200)

Select Class
Issued	1,731	6,073
Redeemed	(8,810)	(19,897)

Change in Select Class Shares	(7,079)	(13,824)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (a)
Market Neutral Fund
Class A
Year Ended October 31, 2014	$14.27	$(0.35	)(e)	$0.82	$0.47	$14.74	3.29%
Year Ended October 31, 2013	14.55	(0.37	)(e)	0.09	(0.28)	14.27	(1.92)
Year Ended October 31, 2012	14.68	(0.40	)(e)(f)	0.27	(0.13)	14.55	(0.89)
Year Ended October 31, 2011	15.21	(0.33	)(e)	(0.20)	(0.53)	14.68	(3.48)
Year Ended October 31, 2010	15.88	(0.39	)(e)	(0.28)	(0.67)	15.21	(4.22)

Class C
Year Ended October 31, 2014	13.86	(0.41	)(e)	0.79	0.38	14.24	2.74
Year Ended October 31, 2013	14.19	(0.44	)(e)	0.11	(0.33)	13.86	(2.33)
Year Ended October 31, 2012	14.39	(0.46	)(e)(f)	0.26	(0.20)	14.19	(1.39)
Year Ended October 31, 2011	14.99	(0.39	)(e)	(0.21)	(0.60)	14.39	(4.00)
Year Ended October 31, 2010	15.73	(0.46	)(e)	(0.28)	(0.74)	14.99	(4.70)

Select Class
Year Ended October 31, 2014	14.51	(0.32	)(e)	0.83	0.51	15.02	3.51
Year Ended October 31, 2013	14.75	(0.35	)(e)	0.11	(0.24)	14.51	(1.63)
Year Ended October 31, 2012	14.84	(0.37	)(e)(f)	0.28	(0.09)	14.75	(0.61)
Year Ended October 31, 2011	15.35	(0.29	)(e)	(0.22)	(0.51)	14.84	(3.32)
Year Ended October 31, 2010	15.98	(0.35	)(e)	(0.28)	(0.63)	15.35	(3.94)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for securities sold short) for Class A are 1.54% and 2.24% for the year ended October 31, 2014 and 1.94% and 2.47% for 2013, 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010; for Class C are 2.03% and 2.73% for the year ended October 31, 2014 and 2.44% and 2.97% for 2013, 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010; for Select Class are 1.30% and 2.00% for the year ended October 31, 2014 and 1.69% and 2.23% for 2013, 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.42), $(0.48) and $(0.39) for Class A, Class C, and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (2.85)%, (3.34)% and (2.59)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including short sales) (d)

$27,970	3.84%	(2.40)%		4.54%	356%	781%
79,290	3.77	(2.59)		4.30	527	1182
205,025	3.98	(2.73	)(f)	4.66	451	916
501,934	3.66	(2.18)		4.26	673	1398
814,296	3.76	(2.51)		4.32	496	1017

19,568	4.33	(2.90)		5.03	356	781
26,699	4.27	(3.10)		4.80	527	1182
44,388	4.48	(3.22	)(f)	5.17	451	916
78,333	4.13	(2.65)		4.73	673	1398
171,961	4.27	(3.01)		4.83	496	1017

68,541	3.60	(2.15)		4.30	356	781
168,878	3.52	(2.33)		4.06	527	1182
375,554	3.73	(2.47	)(f)	4.42	451	916
545,296	3.43	(1.89)		4.02	673	1398
1,261,887	3.52	(2.26)		4.08	496	1017

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Market Neutral Fund*	Class A, Class C and Select Class	Diversified

*	Effective December 6, 2013, the Highbridge Statistical Market Neutral Fund changed its name to JPMorgan Market Neutral Fund.

The investment objective of the Fund was to seek to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. Effective December 6, 2013, the Fund’s investment objective changed to the Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$110,395	$—	$—	$110,395

Total Liabilities for Securities Sold Short (a)	$107,207	$—	$—	107,207

Depreciation in other Financial Instruments
Futures Contracts	$(26)	$—	$—	$(26)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2014, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

At October 31, 2014, the Fund had outstanding short sales as listed on its SOI.

D. Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows,

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2014 (amount in thousands):

	JPMorgan Market Neutral Fund
Futures Contracts
Average Notional Balance Long	$293	(a)
Average Notional Balance Short	1,249
Ending Notional Balance Long	—
Ending Notional Balance Short	905

(a)	For the period June 1, 2014 through June 30, 2014.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(8,260)	$8,423	$(163)

The reclassifications for the Fund relate primarily to dividend expense for securities sold short, net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. Prior to December 6, 2013, the Fund’s advisory fee was 1.75% of the Fund’s average daily net assets. As of October 31, 2014, the effective annual rate was 1.50% of the Fund’s average daily net assets. The fee was contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Adviser, on behalf of the Fund, had entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-adviser, HCM received a portion of the fees payable to the Adviser. The fee was accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. During the period from November 1, 2013 through December 6, 2013, the annual rate was 1.10% of the Fund’s average daily net assets. The fee was contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes. Effective December 6, 2013, HCM no longer serves as the Investment Sub-adviser to the Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$3	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The expense limitation agreement was in effect for the year ended October 31, 2014. Effective December 6, 2013, the contractual expense limitation percentages were reduced by 0.45% for each class from 1.95%, 2.45% and 1.70%, for Class A, Class C and Select Class Shares, respectively. The contractual expense limitation percentages are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$726	$148	$339	$1,213

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2014 was approximately $38,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$539,390	$672,695	$521,153	$644,600

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$101,187	$10,842	$1,634	$9,208

The difference between book and tax basis appreciation (depreciation) on investments primarily attributed to wash sale loss deferrals.

There were no distributions paid during the years ended October 31, 2014 and October 31, 2013.

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(91,966)	$(223)

The cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales and late year ordinary loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the Fund had net short-term capital loss carryforwards of approximately $43,241,000.

As of October 31, 2014, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$25,457	$23,268	$48,725

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2014 the Fund deferred to November 1, 2014 late year ordinary losses of approximately $3,233,000.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2014, were as follows (amounts in thousands):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$12,355	0.21%	5	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2014, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Market Neutral Fund
Class A
Actual	$1,000.00	$1,026.50	$20.79	4.07%
Hypothetical	1,000.00	1,004.69	20.57	4.07
Class C
Actual	1,000.00	1,023.70	22.90	4.49
Hypothetical	1,000.00	1,002.57	22.66	4.49
Select Class
Actual	1,000.00	1,027.40	19.57	3.83
Hypothetical	1,000.00	1,005.90	19.36	3.83

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. The Trustees noted that effective December 6, 2013, the Adviser terminated its sub-advisory agreement and a new portfolio management team was appointed. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees noted that effective December 6, 2013, the Fund changed its investment strategy and portfolio management team. The Trustees discussed the Fund’s performance and the new portfolio management team’s investment strategy with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. The Trustees also noted that effective December 6, 2013, the contractual advisory fee and expense caps for the Fund were reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡  Social Security number and account balances

¡  transaction history and account transactions

¡  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-MN-1014

Annual Report

J.P. Morgan International Equity Funds

October 31, 2014

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at the record highs and outperformed other developed markets for calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

Developed Markets

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its Quantitative Easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies. The Standard & Poor’s 500 Index returned 17.27%, while the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned -0.60% for the twelve month period.

Emerging Markets

Early in the reporting period, investors sold emerging market equities in response to the U.S. Federal Reserve’s decision in December to taper off its Quantitative Easing program of monthly bond purchases. However, emerging markets equities recovered from February through August as the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 0.64% for the twelve month period.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.35%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	0.64%

Net Assets as of 10/31/2014 (In Thousands)	$1,226,673

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the consumer discretionary, telecommunication services and information technology sectors detracted from performance relative to the Benchmark, while the Fund’s underweight allocation and security selection in the materials sector and its security selection in the energy and industrials sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in Tencent Holdings Ltd. and Naspers Ltd. and overweight position in SJM Holdings Ltd. Shares of Tencent, a provider of Internet and mobile services in China, gained from continued growth in its businesses. Shares of Naspers, a South African media company not held by the Fund, gained from the company’s significant stake in Tencent Holdings Ltd., a Chinese internet company that performed well during the twelve month period. Shares of SJM Holdings, a Macau casino operator, fell following news reports of an anti-corruption effort by Chinese authorities and related restrictions on travel visas in China.

Individual contributors to relative performance included the Fund’s overweight position in Tata Motors Ltd. and its underweight positions in Petroleo Brasileiro SA (Petrobras) and

Gazprom OAO. Shares of Tata Motors, an Indian automaker, rose on strong earnings growth from its Jaguar Land Rover subsidiary. Shares of Petrobras, a Brazilian integrated energy company, declined significantly on expectations that the re-election of President Dilma Rousseff would mean a continuation of the government’s interventionist role in the management of the company, to the detriment of shareholders. The Fund held no position in Gazprom, a Russian energy company hurt by low oil and gas prices and by economic sanctions imposed by Western nations on Russia amid the continuing conflict in Ukraine.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average overweight versus the Benchmark from a country perspective during the twelve months ended October 31, 2014, was in China and its largest average underweight was in Mexico. From a sector perspective, the Fund’s largest average overweight versus the Benchmark during the period was in the consumer discretionary sector and its largest average underweight was in the materials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Samsung Electronics Co., Ltd. (South Korea)	3.3%
2.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	1.9
3.	Bank of China Ltd., Class H (China)	1.7
4.	China Construction Bank Corp., Class H (China)	1.6
5.	MTN Group Ltd. (South Africa)	1.5
6.	Lukoil OAO, ADR (Russia)	1.4
7.	China Petroleum & Chemical Corp., Class H (China)	1.4
8.	Sasol Ltd. (South Africa)	1.3
9.	CNOOC Ltd. (China)	1.3
10.	Sberbank of Russia, ADR (Russia)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
South Korea	21.1%
China	18.2
Taiwan	11.2
Brazil	9.0
Russia	7.1
India	7.0
South Africa	6.3
Turkey	6.1
Hong Kong	4.3
Thailand	3.0
Indonesia	1.8
United Arab Emirates	1.3
Others (each less than 1.0%)	2.3
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
Without Sales Charge		(2.56)%	5.85%	(0.53)%
With Sales Charge*		(7.71)	4.72	(1.33)
CLASS C SHARES	February 28, 2008
Without CDSC		(3.12)	5.31	(1.03)
With CDSC**		(4.12)	5.31	(1.03)
CLASS R5 SHARES	February 28, 2008	(2.12)	6.33	(0.08)
SELECT CLASS SHARES	February 28, 2008	(2.35)	6.13	(0.28)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.72%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	0.64%

Net Assets as of 10/31/2014 (In Thousands)	$2,534,974

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the financials and materials sectors helped performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector and its security selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Siam Commercial Bank Public Co., Housing Development Finance Corp. and HDFC Bank Ltd. Shares of Siam Commercial Bank, a Thai bank, rose after the company posted an increase in third-quarter profit. Shares of Housing Development Finance Corp. and HDFC Bank, Indian financial sector companies, gained from better-than-expected earnings, as well as increased investor optimism in the Indian market following the election of the market-friendly Bharatiya Janata Party.

Individual detractors from relative performance included the Fund’s overweight positions in Sun Art Retail Group Ltd. and Shoprite Holdings Ltd. and its underweight position in Naspers

Ltd. Shares of Sun Art Retail, a Chinese operator of large shopping markets, fell on weakness in consumer spending in China. Shares of Shoprite Holdings, an operator of retail stores throughout Africa, declined after the company announced quarterly earnings below analysts’ estimates, in addition to overall weakness in South African consumer spending. Shares of Naspers, a South African media company not held in the Fund, gained from the company’s significant stake in Tencent Holdings Ltd., a Chinese Internet company that performed well during the twelve month reporting period.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and the industrials sectors and the Fund’s largest underweight positions versus the Benchmark were in the energy and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Housing Development Finance Corp. (India)	3.5%
2.	Tata Consultancy Services Ltd. (India)	3.0
3.	AIA Group Ltd. (Hong Kong)	3.0
4.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.6
5.	Baidu, Inc., ADR (China)	2.5
6.	Bidvest Group Ltd. (The) (South Africa)	2.2
7.	MTN Group Ltd. (South Africa)	2.2
8.	Woolworths Holdings Ltd. (South Africa)	2.2
9.	HDFC Bank Ltd., ADR (India)	2.2
10.	Remgro Ltd. (South Africa)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*
India	18.7%
South Africa	15.0
China	10.3
Brazil	8.6
Hong Kong	6.3
Thailand	6.0
Russia	5.6
Taiwan	5.5
Indonesia	4.8
Turkey	4.0
South Korea	3.3
Mexico	2.8
United Kingdom	2.7
Peru	1.5
Panama	1.2
Others (each less than 1.0%)	2.0
Short-Term Investment	1.7

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		3.31%	5.03%	10.07%
With Sales Charge*		(2.13)	3.90	9.47
CLASS B SHARES	September 28, 2001
Without CDSC		2.75	4.49	9.64
With CDSC**		(2.25)	4.16	9.64
CLASS C SHARES	February 28, 2006
Without CDSC		2.77	4.49	9.52
With CDSC***		1.77	4.49	9.52
CLASS R6 SHARES	December 23, 2013	3.76	5.46	10.54
INSTITUTIONAL CLASS SHARES	November 15, 1993	3.72	5.45	10.53
SELECT CLASS SHARES	September 10, 2001	3.56	5.29	10.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.39%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)[1]	7.77%
MSCI World Index (net of foreign withholding taxes)	8.67%

Net Assets as of 10/31/2014 (In Thousands)	$114,062

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed both the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and the MSCI World Index (net of foreign withholding taxes) for the twelve months ended October 31, 2014.

The Fund’s security selection in the banking sector and its security selection and overweight position in the energy sector detracted from performance relative to the Benchmark. The Fund’s security selection in the consumer non-durables sector and its security selection and underweight position in the retail sectors made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Statoil ASA, Sumitomo Mitsui Financial Group and Roche Holding Ltd. Shares of Statoil, Norway’s state-controlled energy company, fell on the collapse in global oil prices during the final months of the reporting period. Shares of Sumitomo Mitsui, a Japanese financial services company, fell amid general weakness in the sector on concerns about a slowdown in Japan’s economy. Shares of Roche, a Swiss pharmaceuticals company, weakened on its $8.3 billion acquisition of InterMune Inc.

Individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., Home Depot

Inc. and Altria Group Inc. Shares of Microsoft, a maker of computer software and other products, rose on the company’s push into the mobile phone market. Shares of Home Depot, a home improvement retail chain, gained from continued improvement in revenue and earnings. Shares of Altria, a U.S. tobacco company, benefitted from its 27% stake in SABMiller, which was the target of takeover speculation.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to manage the Fund’s currency exposure.

[1]

Effective February 28, 2014, the Fund’s primary benchmark changed from the MSCI World Index to the MSCI All Country World Index to more closely align the Fund’s primary benchmark with its investments strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Johnson & Johnson (United States)	5.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	4.5
3.	Roche Holding AG (Switzerland)	4.3
4.	Microsoft Corp. (United States)	3.9
5.	Home Depot, Inc. (The) (United States)	3.0
6.	Altria Group, Inc. (United States)	3.0
7.	ConocoPhillips (United States)	2.9
8.	Westfield Corp. (Australia)	2.7
9.	Bayer AG (Germany)	2.4
10.	Wells Fargo & Co. (United States)	2.3

PORTFOLIO COMPOSITION BY COUNTRY*
United States	46.9%
United Kingdom	10.3
Switzerland	5.6
Australia	5.4
Netherlands	4.5
Germany	4.2
Japan	4.0
Norway	2.3
China	2.2
France	1.9
Israel	1.8
Sweden	1.3
South Africa	1.2
New Zealand	1.1
Russia	1.1
South Korea	1.0
Others (each less than 1.0%)	2.9
Short-Term Investment	2.3

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
Without Sales Charge		3.18%	11.00%	6.19%
With Sales Charge*		(2.22)	9.02	4.64
CLASS C SHARES	February 28, 2011
Without CDSC		2.67	10.46	5.66
With CDSC**		1.67	10.46	5.66
CLASS R2 SHARES	February 28, 2011	2.84	10.72	5.91
CLASS R5 SHARES	February 28, 2011	3.60	11.49	6.66
SELECT CLASS SHARES	February 28, 2011	3.39	11.26	6.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI All Country World Index, the MSCI World Index and the Lipper Global Equity Income Funds Index from February 28, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index and the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of February 28, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment strategies. Prior to February 28, 2014, the Fund’s benchmark was the MSCI World Index.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.09%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	8.67%

Net Assets as of 10/31/2014 (In Thousands)	$3,577,713

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s overall security selection helped performance during the period, with security selection in the transportation & consumer cyclical sector and in the health care sector among the leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical sector and an underweight position in the technology-hardware sector detracted from relative performance.

Due to the Fund’s holdings of a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. In implementing this strategy, the Fund’s portfolio managers primarily invested in securities included within the universe of the Benchmark that they considered undervalued, while modestly underweighting or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

On September 25, 2014, the portfolio managers of the Fund changed. The change in management did not materially change the Fund’s investment strategy.

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Apple, Inc. (United States)	2.0%
2.	Microsoft Corp. (United States)	1.2
3.	Johnson & Johnson (United States)	1.1
4.	Exxon Mobil Corp. (United States)	1.1
5.	Wells Fargo & Co. (United States)	1.0
6.	Procter & Gamble Co. (The) (United States)	0.8
7.	Chevron Corp. (United States)	0.8
8.	Nestle S.A. (Switzerland)	0.8
9.	Bank of America Corp. (United States)	0.8
10.	Verizon Communications, Inc. (United States)	0.7

PORTFOLIO COMPOSITION BY COUNTRY*
United States	52.5%
Japan	7.5
United Kingdom	7.1
Switzerland	4.0
France	3.9
Canada	3.9
Germany	3.7
Australia	2.6
Spain	1.3
Netherlands	1.3
Hong Kong	1.1
Italy	1.0
Others (each less than 1.0%)	4.5
Short-Term Investment	5.6

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
Without Sales Charge		9.84%	15.32%
With Sales Charge*		4.07	11.66
CLASS C SHARES	February 28, 2013
Without CDSC		9.27	14.76
With CDSC**		8.27	14.76
CLASS R2 SHARES	February 28, 2013	9.58	15.04
SELECT CLASS SHARES	February 28, 2013	10.09	15.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.88%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$2,486,790

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the consumer discretionary and energy sectors and its exposure to the U.K. and Pacific Rim detracted from performance relative to the Benchmark. The Fund’s security selection in the industrials and health care sectors and its exposure to Continental Europe and Japan helped relative performance.

Individual detractors from the Fund’s relative performance included its overweight positions in Standard Chartered PLC, Technip SA and BG Group PLC. Shares of Standard Chartered, a U.K. banking company focused on Asia, fell after the company issued a profit warning on a surge of bad debt. Shares of Technip, a French oilfield services company, came under pressure from falling global oil prices and the potential impact of Western economic sanctions on Russia’s energy sector. Shares of BG Group, a U.K. natural gas company, declined on weak operating profit following a sharp drop in production.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Astellas Pharma Inc., Cheung Kong (Holdings) Ltd. and Teva Pharmaceutical Industries Ltd. Shares of Astellas, a Japanese drug company, rose on higher revenue and earnings. Shares of Cheung Hong, a U.K. property developer, strengthened on better-than-expected earnings. Shares of Teva, an Israeli pharmaceuticals company, rose after Teva posted better-than-expected quarterly earnings and raised its forecast for full-year 2014 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BG Group plc (United Kingdom)	2.1
4.	Nestle S.A. (Switzerland)	2.1
5.	Novartis AG (Switzerland)	2.1
6.	Toyota Motor Corp. (Japan)	2.0
7.	Roche Holding AG (Switzerland)	1.9
8.	Prudential plc (United Kingdom)	1.9
9.	UBS AG (Switzerland)	1.8
10.	Anheuser-Busch InBev N.V. (Belgium)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
Japan	17.2
Switzerland	14.2
France	12.0
Germany	8.6
Netherlands	6.9
Hong Kong	3.9
China	2.7
South Korea	1.8
Belgium	1.7
Australia	1.7
Israel	1.1
Taiwan	1.0
Others (each less than 1.0%)	2.1
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(2.06)%	6.08%	5.21%
With Sales Charge*		(7.19)	4.95	4.64
CLASS B SHARES	February 28, 2002
Without CDSC		(2.57)	5.55	4.75
With CDSC**		(7.57)	5.22	4.75
CLASS C SHARES	January 31, 2003
Without CDSC		(2.59)	5.53	4.64
With CDSC***		(3.59)	5.53	4.64
CLASS R2 SHARES	November 3, 2008	(2.33)	5.82	5.04
CLASS R5 SHARES	May 15, 2006	(1.65)	6.56	5.64
CLASS R6 SHARES	November 30, 2010	(1.60)	6.60	5.66
SELECT CLASS SHARES	January 1, 1997	(1.88)	6.35	5.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-1.76%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$1,755,846

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection in the banks, media and energy sectors detracted from performance relative to the Benchmark, while security selection in the health care, industrial cyclicals and transport services & consumer cyclical sectors made a positive contribution to relative performance.

By region, the Fund’s exposure to Japan and Emerging Markets (the latter of which the Benchmark did not hold) were the leading detractors from relative performance, while its exposure to the U.K. and Continental Europe was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Orix Corp., Renault SA and Publicis Groupe SA. Shares of Orix, a Japanese financial services company, declined amid overall weakness in Japan’s economy. Shares of Renault, a French automaker, fell on a slowdown in sales in Emerging Markets and signs of economic weakness across the European Union. Shares of Publicis, a French advertising and media services company, fell amid the company’s string of corporate acquisitions.

Leading individual contributors to relative performance included its overweight positions in Shire PLC, InterContinental Hotels Group PLC and Royal Dutch Shell PLC. Shares of Shire, an Irish pharmaceuticals company, rose after the company raised its earnings forecast and amid speculation that it remains a takeover target despite the collapse of a proposed $55 billion merger with AbbVie Inc. Shares of InterContinental, a U.K.-based hotels operator, gained from growth in consumer spending in the U.S. and strong growth in quarterly revenues. Shares of Royal Dutch Shell, a U.K.-Dutch integrated oil and natural gas company, rose on an increase in quarterly profits in the face of declining global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	Roche Holding AG (Switzerland)	3.1
3.	Nestle S.A. (Switzerland)	3.0
4.	Novartis AG (Switzerland)	2.8
5.	HSBC Holdings plc (United Kingdom)	2.7
6.	Bayer AG (Germany)	2.1
7.	Prudential plc (United Kingdom)	2.0
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.0
9.	Vodafone Group plc (United Kingdom)	1.9
10.	AstraZeneca plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	20.3%
United Kingdom	19.6
Switzerland	14.2
France	13.6
Germany	6.9
Netherlands	6.8
Australia	3.4
Hong Kong	2.1
Norway	1.6
Denmark	1.5
China	1.4
Sweden	1.3
Belgium	1.1
South Korea	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	2.2

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(2.18)%	6.35%	5.73%
With Sales Charge*		(7.29)	5.21	5.16
CLASS B SHARES	September 10, 2001
Without CDSC		(2.62)	5.81	5.30
With CDSC**		(7.62)	5.49	5.30
CLASS C SHARES	July 31, 2007
Without CDSC		(2.65)	5.81	5.20
With CDSC***		(3.65)	5.81	5.20
CLASS R6 SHARES	November 30, 2010	(1.67)	6.86	6.26
INSTITUTIONAL CLASS SHARES	February 26, 1997	(1.76)	6.78	6.22
SELECT CLASS SHARES	September 10, 2001	(1.91)	6.61	6.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund1

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.16%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)[2]	-0.60%
MSCI EAFE Gross Domestic Product (GDP) Index (net of foreign withholding taxes)	-1.97%

Net Assets as of 10/31/2014 (In Thousands)	$683,504

INVESTMENT OBJECTIVE3 **

Effective June 30, 2014, the Fund’s investment objective was revised to seek to provide long-term appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the transport services & consumer cyclical sector and the banks and finance sector made a positive contribution to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and insurance sectors detracted from relative performance.

The Fund’s security selection in Europe (including the U.K.) contributed to relative performance. The Fund’s security selection in Japan and exposure to emerging markets detracted from relative performance. Due to the relatively large number of securities held by the Fund during the period, the impact of individual holdings on performance relative to the Benchmark tended to be small.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s largest average positions were in the banks-banks and finance and health care sectors, while the smallest average positions were in the technology-semiconductors and technology-software sectors. By region, the Fund’s largest average positions were in the Europe & Middle East (excluding the U.K.) and Japan, while the smallest average positions were in North America and emerging markets.

Following its June 30, 2014 change in investment objective and investment benchmark, the Fund invested primarily in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The Fund’s managers sought to be modestly overweight in equity securities that they believed to be undervalued while modestly underweighting or not holding equity securities that they believed appeared overvalued.

On September 25, 2014, the portfolio managers of the Fund changed. The change in management did not materially change the Fund’s investment strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.7
3.	Toyota Motor Corp. (Japan)	1.7
4.	Novartis AG (Switzerland)	1.6
5.	Bayer AG (Germany)	1.6
6.	Roche Holding AG (Switzerland)	1.6
7.	Royal Dutch Shell plc, Class A (Netherlands)	1.3
8.	British American Tobacco plc (United Kingdom)	1.3
9.	Sanofi (France)	1.1
10.	Australia & New Zealand Banking Group Ltd. (Australia)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.4%
United Kingdom	19.1
France	10.7
Germany	10.1
Switzerland	8.0
Australia	6.0
Hong Kong	3.2
Spain	3.0
Netherlands	2.6
Denmark	2.5
Italy	2.3
Sweden	2.1
Norway	1.1
Ireland	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	2.9

[1]	Effective June 30, 2014, the Fund’s name was changed from “JPMorgan International Equity Index Fund.”
[2]	Effective June 30, 2014, the Fund’s primary benchmark changed to the MSCI EAFE Index (net of foreign withholding taxes) from the MSCI EAFE GDP Index (net of foreign withholding taxes). Both indices are registered service marks of Morgan Stanley Capital International, which does not sponsor, and is in no way affiliated with the Fund.
[3]

Prior to June 30, 2014, the Fund’s investment objective had been to seek investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Research Enhanced Equity Fund

(formerly JPMorgan International Equity Index Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
Without Sales Charge		(0.40)%	5.23%	5.37%
With Sales Charge*		(5.61)	4.10	4.81
CLASS B SHARES	January 14, 1994
Without CDSC		(0.91)	4.55	4.76
With CDSC**		(5.91)	4.21	4.76
CLASS C SHARES	November 4, 1997
Without CDSC		(0.93)	4.55	4.65
With CDSC***		(1.93)	4.55	4.65
CLASS R2 SHARES	November 3, 2008	(0.66)	4.97	5.10
SELECT CLASS SHARES	October 28, 1992	(0.16)	5.49	5.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of June 30, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment objective and strategies. Prior to June 30, 2014, the Fund’s benchmark was the MSCI EAFE GDP Index (net of foreign withholding taxes).

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.18%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)[1]	0.06%
MSCI Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$4,564

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. For the same period, the Fund underperformed the MSCI EAFE Index (net of foreign withholding taxes), which had been the Fund’s primary benchmark until February 28, 2014.

The Fund’s security selection in the financials and its security selection and overweight position in the consumer discretionary sector detracted from performance relative to the Benchmark, while security selection in the health care sector made a positive contribution to relative performance. By region, the Fund’s exposure the U.K. and Continental Europe detracted from relative performance, while its exposure to the Pacific Rim, excluding Japan, made a positive contribution to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Partnership Assurance Group PLC, Sberbank Russia OJSC and Compagnie Financiere Richmont SA. Shares of Partnership Assurance, a U.K. specialty insurer not held in the Benchmark, plummeted as U.K. pension reforms took effect. Shares of Sberbank, Russia’s largest bank, came under pressure amid economic sanctions imposed by Western nations on Russia. Shares of Financier Richmont, a Swiss luxury goods company, declined amid weakness in sales and the overall sluggishness of the European economy.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Shire PLC, Baidu Inc. and HDFC Bank Ltd. Shares of Shire, an Irish pharmaceuticals company, rose after the company raised its earnings forecast and amid speculation that it remains a takeover target despite the collapse of a proposed $55 billion merger with AbbVie Inc. Shares of Baidu, a Chinese Internet search provider not held in the Benchmark, gained from growth in mobile user traffic and the company’s investments in marketing, content and user acquisition. Shares of HDFC, an Indian financial services company, gained from better-than-expected earnings, as well as increased investor optimism in the Indian market following the election of the market-friendly Bharatiya Janata Party.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

[1]

Effective February 28, 2014, the Fund’s primary benchmark changed from the MSCI EAFE Index (net of foreign withholding taxes) to the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) to more closely align the Fund’s primary benchmark with its strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Baidu, Inc., ADR (China)	3.8%
2.	Barclays plc (United Kingdom)	3.3
3.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.3
4.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	3.2
5.	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.2
6.	Schneider Electric SE (France)	3.2
7.	Akzo Nobel N.V. (Netherlands)	3.1
8.	Cheung Kong Holdings Ltd. (Hong Kong)	3.1
9.	Cie Financiere Richemont S.A. (Switzerland)	3.1
10.	Accor S.A. (France)	3.0

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	21.5%
Switzerland	13.3
Japan	13.2
France	10.2
China	8.1
Germany	8.0
Netherlands	7.5
Hong Kong	5.0
Canada	4.6
South Korea	3.2
India	2.3
Taiwan	1.1
Spain	1.0
Ireland	1.0

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		(2.47)%	11.47%
With Sales Charge*		(7.59)	9.44
CLASS C SHARES	November 30, 2011
Without CDSC		(2.91)	10.93
With CDSC**		(3.91)	10.93
CLASS R2 SHARES	November 30, 2011	(2.68)	11.21
CLASS R5 SHARES	November 30, 2011	(1.99)	11.98
CLASS R6 SHARES	November 30, 2011	(1.95)	12.03
SELECT CLASS SHARES	November 30, 2011	(2.18)	11.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S., the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. and the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

As of February 28, 2014, the Fund changed its benchmark to more closely align its primary benchmark with its investment strategies. Prior to February 28, 2014, the Fund’s benchmark was the MSCI EAFE Index.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.75%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$3,789,680

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection and underweight position in the utilities sector and its security selection in the telecommunications sector detracted from performance relative to the Benchmark, while security selection in the health care and retail sectors made a positive contribution to relative performance. By region, the Fund’s exposure to Continental Europe and Japan detracted from relative performance, while the Fund’s exposure to the U.K. made a positive contribution to relative performance. The Fund’s cash position also contributed to relative performance.

Leading individual detractors from relative performance included the Fund’s position in Honda Motor Co. and its overweight positions in BG Group PLC and Orix Corp. Shares of Honda, a Japanese automaker, fell amid a recall of thousands of cars due to defective air bags. Shares of BG Group, a U.K. natural gas company not held in the Benchmark, declined on weak operating profit following a sharp drop in production. Shares of Orix, a Japanese leasing company, declined amid overall weakness in Japan’s economy.

Individual contributors to the Fund’s relative performance included the Fund’s positions in Seven & I Holdings Co., InterContinental Hotels Group PLC and Danske Bank A/S. Shares of Seven & I Holdings, a Japanese operator of retail chain stores, gained from earnings growth. Shares of InterContinental, a U.K.-based hotels operator, gained from growth in consumer spending in the U.S. and strong growth in quarterly revenues. Shares of Danske, a Danish bank, rose on strong quarterly profit growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.7%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.8
4.	Toyota Motor Corp. (Japan)	2.8
5.	Bayer AG (Germany)	2.5
6.	Vodafone Group plc (United Kingdom)	2.4
7.	Hitachi Ltd. (Japan)	2.2
8.	Australia & New Zealand Banking Group Ltd. (Australia)	2.1
9.	GDF Suez (France)	1.9
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	24.1%
United Kingdom	17.4
France	15.9
Switzerland	6.8
Netherlands	6.3
Italy	5.0
Germany	3.9
Australia	2.7
Belgium	2.2
Spain	1.9
Sweden	1.7
Hong Kong	1.6
Norway	1.5
Ireland	1.2
South Korea	1.1
Denmark	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	1.1

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.09)%	5.58%	5.86%
With Sales Charge*		(9.11)	4.45	5.29
CLASS B SHARES	September 28, 2001
Without CDSC		(4.61)	5.05	5.45
With CDSC**		(9.61)	4.72	5.45
CLASS C SHARES	July 11, 2006
Without CDSC		(4.64)	5.04	5.34
With CDSC***		(5.64)	5.04	5.34
CLASS R2 SHARES	November 3, 2008	(4.33)	5.30	5.70
CLASS R6 SHARES	November 30, 2010	(3.64)	6.07	6.35
INSTITUTIONAL CLASS SHARES	November 4, 1993	(3.75)	5.99	6.31
SELECT CLASS SHARES	September 10, 2001	(3.90)	5.83	6.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.13%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$1,593,363

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally outperformed the broader market. Securities exhibiting the value characteristics targeted by the Fund (low price-to-book and low price-to-earnings ratios) slightly outperformed the broader market.

The Fund’s security selection in the health care and information technology sectors made a positive contribution to performance relative to the Benchmark, while security selection in the industrials and energy sectors detracted from relative performance.

The Fund targeted collections of companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that they believed possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.2%
2.	Novartis AG (Switzerland)	2.1
3.	Roche Holding AG (Switzerland)	2.1
4.	Bayer AG (Germany)	1.6
5.	Toyota Motor Corp. (Japan)	1.6
6.	BP plc (United Kingdom)	1.5
7.	Total S.A. (France)	1.4
8.	BHP Billiton Ltd. (Australia)	1.4
9.	Nestle S.A. (Switzerland)	1.3
10.	British American Tobacco plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	20.7%
United Kingdom	18.0
France	11.0
Switzerland	10.6
Germany	7.2
Australia	6.6
Netherlands	3.7
Finland	2.1
Sweden	2.0
Hong Kong	2.0
Spain	1.9
Belgium	1.9
Italy	1.7
Norway	1.6
Ireland	1.3
Denmark	1.2
Others (each less than 1.0%)	3.6
Short-Term Investment	2.9

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		(0.33)%	6.85%	4.84%
With Sales Charge*		(5.58)	5.71	4.28
CLASS C SHARES	February 28, 2006
Without CDSC		(0.89)	6.31	4.39
With CDSC**		(1.89)	6.31	4.39
CLASS R2 SHARES	November 3, 2008	(0.66)	6.58	4.68
INSTITUTIONAL CLASS SHARES	April 30, 2001	0.13	7.38	5.38
SELECT CLASS SHARES	February 28, 2006	(0.13)	7.11	5.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Brazil — 8.5%
1,148	Banco do Brasil S.A.	12,845
133	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), ADR	5,555
1,989	Cia Energetica de Minas Gerais, ADR	11,495
551	Cielo S.A.	9,050
1,268	Embraer S.A.	12,274
1,320	Even Construtora e Incorporadora S.A.	2,856
316	Ez Tec Empreendimentos e Participacoes S.A.	2,706
1,574	Itau Unibanco Holding S.A. (Preference Shares), ADR	23,231
1,856	Kroton Educacional S.A.	13,224
454	Porto Seguro S.A.	5,437
350	Smiles S.A.	6,039

		104,712

	China — 18.2%
2,445	ANTA Sports Products Ltd.	4,799
33	Baidu, Inc., ADR (a)	7,961
44,764	Bank of China Ltd., Class H	21,426
2,926	BYD Electronic International Co., Ltd.	3,480
19,632	China CITIC Bank Corp., Ltd., Class H	12,789
25,860	China Construction Bank Corp., Class H	19,294
6,801	China Merchants Bank Co., Ltd., Class H	12,604
19,193	China Petroleum & Chemical Corp., Class H	16,645
9,996	CNOOC Ltd.	15,653
14,252	Coolpad Group Ltd.	3,052
14,610	Geely Automobile Holdings Ltd.	6,540
2,536	Great Wall Motor Co., Ltd., Class H	11,145
1,779	Haitian International Holdings Ltd.	3,816
12,838	Huadian Power International Corp., Ltd., Class H	9,806
8,304	Huaneng Power International, Inc., Class H	10,209
8,990	Lenovo Group Ltd.	13,251
145	NetEase, Inc., ADR	13,702
322	Perfect World Co., Ltd., ADR	6,696
8,514	Shanghai Electric Group Co., Ltd., Class H	4,266
5,899	Sinotrans Ltd., Class H	4,681
3,227	TCL Communication Technology Holdings Ltd.	3,174
452	Tencent Holdings Ltd.	7,260
2,895	Weichai Power Co., Ltd., Class H	11,113

		223,362

	Greece — 0.5%
493	OPAP S.A.	5,968

	Hong Kong — 4.3%
7,376	Anxin-China Holdings Ltd.	685
5,453	Belle International Holdings Ltd.	6,939
2,696	Chaoda Modern Agriculture Holdings Ltd. (a) (i)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
1,034	China Mobile Ltd.	12,860
1,721	China Singyes Solar Technologies Holdings Ltd. (a)	3,296
7,534	China South City Holdings Ltd.	3,412
53,300	REXLot Holdings Ltd.	5,501
2,702	Shenzhen International Holdings Ltd.	4,295
3,655	SJM Holdings Ltd.	7,725
9,812	Skyworth Digital Holdings Ltd.	5,379
5,678	Truly International Holdings Ltd.	2,886

		52,978

	India — 7.0%
1,751	Apollo Tyres Ltd.	6,239
440	Bank of Baroda	6,739
1,025	Canara Bank	6,711
424	HCL Technologies Ltd.	11,123
789	Housing Development Finance Corp.	14,208
1,020	IRB Infrastructure Developers Ltd.	4,187
1,874	Oil & Natural Gas Corp., Ltd.	12,262
412	Punjab National Bank	6,295
1,093	Rural Electrification Corp., Ltd.	5,369
280	Tata Motors Ltd., ADR	13,181

		86,314

	Indonesia — 1.8%
13,846	Bank Negara Indonesia Persero Tbk PT	6,824
52,563	Telekomunikasi Indonesia Persero Tbk PT	11,971
1,973	United Tractors Tbk PT	2,997

		21,792

	Netherlands — 0.2%
306	VimpelCom Ltd., ADR	1,980

	Poland — 1.0%
221	Energa S.A.	1,647
1,587	PGE S.A.	10,413

		12,060

	Qatar — 0.7%
216	Commercial Bank of Qatar QSC	4,415
119	Gulf International Services OSC	3,895

		8,310

	Russia — 7.1%
2,737	Aeroflot - Russian Airlines OJSC	2,431
3,250	Alrosa AO	2,908
329	CTC Media, Inc.	2,092
344	Lukoil OAO, ADR	16,881
16	MegaFon OAO, GDR	368

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Russia — continued
401	MegaFon OAO, Reg. S, GDR	9,384
324	MMC Norilsk Nickel OJSC, ADR	6,040
285	MMC Norilsk Nickel OJSC, ADR	5,331
199	Mobile Telesystems OJSC	1,179
631	Mobile Telesystems OJSC, ADR	9,030
2,338	Moscow Exchange MICEX-RTS OAO	3,156
100	Sberbank of Russia, ADR	749
1,904	Sberbank of Russia, ADR	14,499
14	Tatneft OAO, ADR	482
343	Tatneft OAO, ADR	12,269

		86,799

	South Africa — 6.3%
191	Barloworld Ltd.	1,656
212	Bidvest Group Ltd. (The)	5,823
336	Mr Price Group Ltd.	6,957
845	MTN Group Ltd.	18,707
3,029	Netcare Ltd.	9,164
317	Sasol Ltd.	15,853
2,879	Steinhoff International Holdings Ltd.	14,731
757	Telkom S.A. SOC Ltd. (a)	4,021

		76,912

	South Korea — 21.0%
6	AMOREPACIFIC Group	6,251
405	BS Financial Group, Inc.	6,299
77	Coway Co., Ltd.	5,867
82	Daesang Corp.	3,171
67	Dongbu Insurance Co., Ltd.	3,749
79	Grand Korea Leisure Co., Ltd.	2,836
23	GS Home Shopping, Inc.	4,665
109	Halla Visteon Climate Control Corp.	4,837
191	Hankook Tire Co., Ltd.	9,847
71	Hyundai Motor Co.	11,260
727	Industrial Bank of Korea	10,637
94	KEPCO Plant Service & Engineering Co., Ltd.	7,667
235	Kia Motors Corp.	11,438
153	Korea Electric Power Corp.	6,709
9	Korea Zinc Co., Ltd.	3,446
213	KT Corp.	6,566
135	KT&G Corp.	11,929
23	LG Haussys Ltd.	3,406
53	LG Innotek Co., Ltd. (a)	4,211
83	LS Corp.	4,622
450	Lumens Co., Ltd. (a)	2,297
39	Mando Corp. (a)	7,282

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
52	Naturalendo Tech Co., Ltd. (a)	2,745
12	NongShim Co., Ltd.	3,063
225	Partron Co., Ltd.	1,849
34	Samsung Electronics Co., Ltd.	39,924
110	Seah Besteel Corp.	3,283
265	Shinhan Financial Group Co., Ltd.	12,465
32	SK C&C Co., Ltd.	7,357
66	SK Holdings Co., Ltd.	10,306
303	SK Hynix, Inc. (a)	13,517
703	SK Networks Co., Ltd. (a)	7,211
50	SK Telecom Co., Ltd.	12,560
298	Wonik IPS Co., Ltd. (a)	3,768

		257,040

	Taiwan — 11.2%
4,617	AcBel Polytech, Inc.	5,223
10,928	Advanced Semiconductor Engineering, Inc.	13,183
1,322	Catcher Technology Co., Ltd.	11,160
1,559	Chicony Electronics Co., Ltd.	4,489
8,957	Compeq Manufacturing Co., Ltd.	4,945
2,308	Coretronic Corp. (a)	3,474
2,182	Gigabyte Technology Co., Ltd.	2,512
3,571	Inotera Memories, Inc. (a)	5,519
2,595	Kenda Rubber Industrial Co., Ltd.	5,299
2,533	Lite-On Technology Corp.	3,555
6,277	Pegatron Corp.	11,440
6,353	Pou Chen Corp.	7,005
3,342	Quanta Computer, Inc.	8,413
2,189	Radiant Opto-Electronics Corp.	7,649
1,811	Realtek Semiconductor Corp.	6,002
598	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,164
4,333	Teco Electric and Machinery Co., Ltd.	4,821
3,992	Vanguard International Semiconductor Corp.	5,997
2,696	Wistron NeWeb Corp.	6,078
2,754	Zhen Ding Technology Holding Ltd.	7,567

		137,495

	Thailand — 3.0%
17,869	Krung Thai Bank PCL, NVDR	12,785
1,081	PTT PCL, NVDR	12,232
18,067	Quality Houses PCL, NVDR	2,387
5,729	Samart Corp. PCL, NVDR	5,810
5,146	Supalai PCL, NVDR	4,074

		37,288

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — 6.1%
2,210	Enka Insaat ve Sanayi A.S.	5,349
5,986	Eregli Demir ve Celik Fabrikalari TAS	12,477
2,090	KOC Holding A.S.	10,654
523	TAV Havalimanlari Holding A.S.	4,391
735	Tofas Turk Otomobil Fabrikasi A.S.	4,613
3,190	Trakya Cam Sanayi A.S.	4,190
380	Tupras Turkiye Petrol Rafinerileri A.S.	8,251
3,915	Turk Hava Yollari (a)	12,832
4,984	Turkiye Is Bankasi, Class C	12,461

		75,218

	United Arab Emirates — 1.3%
10,641	Air Arabia PJSC	3,819
3,048	Dubai Islamic Bank PJSC	6,385
1,237	First Gulf Bank PJSC	6,226

		16,430

	Total Common Stocks (Cost $1,160,395)	1,204,658

Preferred Stocks — 0.4%
	Brazil — 0.4%
488	Banco do Estado do Rio Grande do Sul S.A., Class B	2,916
1,024	Randon Participacoes S.A.	2,577

		5,493

	Total Preferred Stocks (Cost $6,871)	5,493

Short-Term Investment — 1.3%
	Investment Company — 1.3%
15,512	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $15,512)	15,512

	Total Investments — 99.9% (Cost $1,182,778)	1,225,663
	Other Assets in Excess of Liabilities — 0.1%	1,010

	NET ASSETS — 100.0%	$1,226,673

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.8%
Oil, Gas & Consumable Fuels	9.0
Technology Hardware, Storage & Peripherals	8.2
Semiconductors & Semiconductor Equipment	5.8
Wireless Telecommunication Services	5.4
Automobiles	4.7
Auto Components	2.7
Metals & Mining	2.7
Industrial Conglomerates	2.6
Household Durables	2.6
Electronic Equipment, Instruments & Components	2.6
Electric Utilities	2.5
Internet Software & Services	2.4
IT Services	2.2
Diversified Telecommunication Services	1.8
Hotels, Restaurants & Leisure	1.8
Machinery	1.7
Independent Power & Renewable Electricity Producers	1.6
Airlines	1.6
Electrical Equipment	1.5
Thrifts & Mortgage Finance	1.2
Specialty Retail	1.1
Diversified Consumer Services	1.1
Aerospace & Defense	1.0
Tobacco	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	11.1
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Australia — 0.7%
2,436	Oil Search Ltd.	18,679

	Brazil — 7.8%
4,026	AMBEV S.A., ADR	26,893
4,928	CCR S.A.	36,690
1,054	Cielo S.A.	17,308
1,543	Itau Unibanco Holding S.A. (Preference Shares), ADR	22,780
823	Lojas Renner S.A.	24,637
845	Marcopolo S.A.	1,447
1,442	Ultrapar Participacoes S.A.	31,459
2,458	Vale S.A. (Preference Shares), ADR	21,530
1,342	WEG S.A.	15,829

		198,573

	China — 10.2%
261	Baidu, Inc., ADR (a)	62,290
8,606	China Shenhua Energy Co., Ltd., Class H	24,256
15,723	CNOOC Ltd.	24,620
30,575	Geely Automobile Holdings Ltd.	13,687
20,539	Sun Art Retail Group Ltd.	22,018
3,292	Tencent Holdings Ltd.	52,904
2,688	Tsingtao Brewery Co., Ltd., Class H	19,870
11,059	Wynn Macau Ltd.	39,979

		259,624

	Cyprus — 1.0%
560	Eurasia Drilling Co., Ltd., Reg. S, GDR	13,987
1,350	Globaltrans Investment plc, Reg. S, GDR	10,000

		23,987

	Hong Kong — 6.3%
13,455	AIA Group Ltd.	75,085
3	Jardine Matheson Holdings Ltd.	192
515	Jardine Matheson Holdings Ltd.	30,827
8,426	Sands China Ltd.	52,554

		158,658

	India — 18.6%
768	ACC Ltd.	18,755
3,788	Ambuja Cements Ltd.	14,030
1,369	Asian Paints Ltd.	14,629
1,057	HDFC Bank Ltd., ADR	55,438
4,971	Housing Development Finance Corp.	89,530
631	Infosys Ltd., ADR	42,211
9,326	ITC Ltd.	53,928
1,761	Kotak Mahindra Bank Ltd.	32,091
481	Larsen & Toubro Ltd.	12,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
1,015	Lupin Ltd.	23,471
2,821	Mahindra & Mahindra Financial Services Ltd.	13,477
1,183	Mahindra & Mahindra Ltd.	25,162
1,793	Tata Consultancy Services Ltd.	76,162

		471,858

	Indonesia — 4.8%
63,034	Astra International Tbk PT	35,344
19,727	Bank Central Asia Tbk PT	21,296
38,998	Bank Rakyat Indonesia Persero Tbk PT	35,738
22,521	Semen Indonesia Persero Tbk PT	29,582

		121,960

	Mexico — 2.8%
8,339	Fibra Uno Administracion S.A. de C.V.	28,979
479	Grupo Financiero Banorte S.A.B. de C.V., Class O	3,070
3,022	Infraestructura Energetica Nova S.A.B. de C.V.	18,495
4,983	Mexichem S.A.B. de C.V.	20,385

		70,929

	Panama — 1.2%
256	Copa Holdings S.A., Class A	29,956

	Peru — 1.5%
242	Credicorp Ltd.	38,986

	Poland — 0.4%
888	Eurocash S.A.	8,729

	Russia — 5.6%
800	Lukoil OAO, ADR	39,234
83	Magnit PJSC	22,932
431	Magnit PJSC, Reg. S, GDR	28,958
3,902	Mobile Telesystems OJSC	23,121
1,225	Mobile Telesystems OJSC, ADR	7,260
10,895	Sberbank of Russia	19,309

		140,814

	South Africa — 14.9%
538	Aspen Pharmacare Holdings Ltd. (a)	19,232
2,041	Bidvest Group Ltd. (The)	56,171
579	Capitec Bank Holdings Ltd.	15,275
8,832	FirstRand Ltd.	37,830
720	Imperial Holdings Ltd.	12,418
1,697	Mr Price Group Ltd.	35,134
2,511	MTN Group Ltd.	55,609
2,375	Remgro Ltd.	54,528
2,555	Shoprite Holdings Ltd.	37,051
7,807	Woolworths Holdings Ltd.	55,579

		378,827

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 3.3%
155	Hyundai Motor Co.	24,560
649	Kia Motors Corp.	31,513
23	Samsung Electronics Co., Ltd.	27,014

		83,087

	Taiwan — 5.5%
5,507	Delta Electronics, Inc.	33,038
721	MediaTek, Inc.	10,298
4,181	President Chain Store Corp.	31,321
2,981	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	65,637

		140,294

	Thailand — 6.0%
3,055	Advanced Info Service PCL, NVDR	22,432
4,379	Kasikornbank PCL, NVDR	31,729
2,135	Siam Cement PCL (The), NVDR	29,517
6,443	Siam Commercial Bank PCL (The)	35,132
10,420	Total Access Communication PCL, NVDR	33,124

		151,934

	Turkey — 4.0%
926	Ford Otomotiv Sanayi A.S. (a)	11,832
7,957	KOC Holding A.S.	40,566
2,434	TAV Havalimanlari Holding A.S.	20,416
7,497	Turkiye Garanti Bankasi A.S.	29,258

		102,072

	United Kingdom — 2.7%
932	Anglo American plc	19,670
742	SABMiller plc	41,944
378	Standard Chartered plc	5,695

		67,309

	Total Common Stocks (Cost $2,042,848)	2,466,276

Preferred Stocks — 0.8%
	Brazil — 0.8%
761	Itau Unibanco Holding S.A.	11,291
4,293	Marcopolo S.A.	7,346

		18,637

	Total Preferred Stocks (Cost $15,724)	18,637

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
44,001	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $44,001)	44,001

	Total Investments — 99.8% (Cost $2,102,573)	2,528,914
	Other Assets in Excess of Liabilities — 0.2%	6,060

	NET ASSETS — 100.0%	$2,534,974

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
Food & Staples Retailing	6.0
Automobiles	5.6
Wireless Telecommunication Services	5.6
Oil, Gas & Consumable Fuels	5.5
IT Services	5.4
Industrial Conglomerates	5.1
Internet Software & Services	4.6
Hotels, Restaurants & Leisure	3.7
Diversified Financial Services	3.7
Construction Materials	3.6
Thrifts & Mortgage Finance	3.5
Beverages	3.5
Multiline Retail	3.2
Semiconductors & Semiconductor Equipment	3.0
Insurance	3.0
Transportation Infrastructure	2.3
Tobacco	2.1
Pharmaceuticals	1.7
Metals & Mining	1.6
Specialty Retail	1.4
Chemicals	1.4
Electronic Equipment, Instruments & Components	1.3
Airlines	1.2
Real Estate Investment Trusts (REITs)	1.1
Technology Hardware, Storage & Peripherals	1.1
Machinery	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Australia — 5.4%
387	Scentre Group (a) (m)	1,235
136	Suncorp Group Ltd.	1,769
442	Westfield Corp. (m)	3,109

		6,113

	Brazil — 0.5%
87	AMBEV S.A., ADR	579

	China — 2.2%
1,078	PetroChina Co., Ltd., Class H	1,350
308	Wynn Macau Ltd.	1,113

		2,463

	Denmark — 0.2%
36	TDC A/S	278

	Finland — 0.6%
41	UPM-Kymmene OYJ	647

	France — 1.9%
48	AXA S.A.	1,114
45	GDF Suez	1,081

		2,195

	Germany — 4.2%
19	Bayer AG	2,687
93	Deutsche Wohnen AG	2,099

		4,786

	Israel — 1.8%
1,193	Bezeq The Israeli Telecommunication Corp., Ltd.	2,039

	Japan — 4.0%
37	Canon, Inc.	1,142
21	Japan Airlines Co., Ltd.	569
51	Japan Tobacco, Inc. (m)	1,723
19	Nippon Telegraph & Telephone Corp.	1,157

		4,591

	Netherlands — 4.5%
143	Royal Dutch Shell plc, Class A	5,110

	New Zealand — 1.1%
507	Spark New Zealand Ltd.	1,251

	Norway — 2.3%
112	Statoil ASA	2,562

	Russia — 1.1%
64	MMC Norilsk Nickel OJSC, ADR	1,201

	South Africa — 1.2%
63	MTN Group Ltd.	1,385

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 1.0%
1		Samsung Electronics Co., Ltd.	1,181

		Spain — 0.7%
22		ACS Actividades de Construccion y Servicios S.A.	833

		Sweden — 1.3%
52		Electrolux AB, Series B	1,472

		Switzerland — 5.5%
—	(h)	Givaudan S.A. (a)	551
17		Roche Holding AG	4,887
21		Tyco International Ltd.	884

			6,322

		Taiwan — 0.9%
323		Hon Hai Precision Industry Co., Ltd.	1,022

		United Kingdom — 10.2%
222		Ashmore Group plc	1,134
16		AstraZeneca plc	1,148
158		Aviva plc	1,318
236		BAE Systems plc (m)	1,738
501		Direct Line Insurance Group plc	2,216
49		GlaxoSmithKline plc	1,115
438		Man Group plc	869
333		SSP Group plc (a)	1,278
257		Vodafone Group plc	853

			11,669

		United States — 46.8%
20		AbbVie, Inc.	1,265
71		Altria Group, Inc.	3,426
48		American Capital Agency Corp. (m)	1,087
11		Apple, Inc.	1,225
83		Applied Materials, Inc.	1,838
38		Comcast Corp., Class A	2,085
46		ConocoPhillips	3,291
33		Dominion Resources, Inc.	2,329
22		Dr. Pepper Snapple Group, Inc.	1,512
36		Hewlett-Packard Co.	1,305
35		Home Depot, Inc. (The)	3,441
14		Humana, Inc.	1,876
58		Johnson & Johnson	6,250
32		Liberty Property Trust (m)	1,116
37		Lorillard, Inc.	2,275
94		Microsoft Corp.	4,436
15		Molson Coors Brewing Co., Class B	1,129
37		Morgan Stanley	1,281
19		PACCAR, Inc.	1,234

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
16	Sempra Energy	1,737
31	Time Warner, Inc.	2,480
13	United Technologies Corp.	1,429
5	Verizon Communications, Inc.	254
23	Verizon Communications, Inc.	1,163
49	Wells Fargo & Co.	2,588
95	Xerox Corp.	1,265

		53,317

	Total Common Stocks (Cost $101,581)	111,016

Short-Term Investment — 2.3%
	Investment Company — 2.3%
2,653	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $2,653)	2,653

	Total Investments — 99.7% (Cost $104,234)	113,669
	Other Assets in Excess of Liabilities — 0.3%	393

	NET ASSETS — 100.0%	$114,062

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	15.3%
Oil, Gas & Consumable Fuels	10.8
Tobacco	6.5
Real Estate Investment Trusts (REITs)	5.8
Insurance	5.6
Diversified Telecommunication Services	5.4
Multi-Utilities	4.5
Technology Hardware, Storage & Peripherals	4.3
Media	4.0
Software	3.9
Specialty Retail	3.0
Capital Markets	2.9
Beverages	2.8
Aerospace & Defense	2.8
Banks	2.3
Hotels, Restaurants & Leisure	2.1
Wireless Telecommunication Services	2.0
Real Estate Management & Development	1.8
Health Care Providers & Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Household Durables	1.3
IT Services	1.1
Machinery	1.1
Metals & Mining	1.1
Others (each less than 1.0%)	4.0
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.5%
	Australia — 2.6%
122	AGL Energy Ltd.	1,460
14	ALS Ltd.	67
171	Amcor Ltd.	1,772
183	AMP Ltd.	944
228	Asciano Ltd.	1,263
275	Aurizon Holdings Ltd.	1,141
272	Australia & New Zealand Banking Group Ltd.	8,059
67	Bank of Queensland Ltd.	747
292	BHP Billiton Ltd.	8,724
245	BHP Billiton plc	6,335
60	Brambles Ltd.	507
9	Cochlear Ltd.	600
145	Commonwealth Bank of Australia	10,322
71	Computershare Ltd.	776
8	Crown Resorts Ltd.	97
51	CSL Ltd.	3,612
986	Dexus Property Group (m)	1,054
437	Federation Centres Ltd. (m)	1,049
57	Fortescue Metals Group Ltd.	175
210	Goodman Group (m)	1,027
17	Iluka Resources Ltd.	111
120	Insurance Australia Group Ltd.	693
81	Lend Lease Group	1,129
19	Macquarie Group Ltd.	1,017
856	Mirvac Group (m)	1,358
183	National Australia Bank Ltd.	5,663
76	Newcrest Mining Ltd. (a)	627
27	Orica Ltd.	497
100	Origin Energy Ltd.	1,261
108	QBE Insurance Group Ltd.	1,099
22	Ramsay Health Care Ltd.	1,022
139	Santos Ltd.	1,595
400	Scentre Group (a) (m)	1,276
7	Seek Ltd.	103
188	Suncorp Group Ltd.	2,450
65	Sydney Airport	254
281	Telstra Corp., Ltd.	1,398
129	Toll Holdings Ltd.	648
215	Transurban Group	1,541
75	Wesfarmers Ltd.	2,927
119	Westfield Corp. (m)	835
288	Westpac Banking Corp.	8,831
69	Woodside Petroleum Ltd.	2,452
141	Woolworths Ltd.	4,486

		93,004

SHARES		SECURITY DESCRIPTION	VALUE($)

		Austria — 0.1%
41		ANDRITZ AG	1,972
—	(h)	Telekom Austria AG	—	(h)

			1,972

		Belgium — 0.7%
65		Anheuser-Busch InBev N.V.	7,178
62		Delhaize Group S.A.	4,271
49		KBC Groep N.V. (a)	2,631
42		Solvay S.A.	5,797
49		UCB S.A.	3,978

			23,855

		Bermuda — 0.1%
65		Axis Capital Holdings Ltd.	3,113

		Canada — 3.8%
20		Agnico-Eagle Mines Ltd.	470
19		Agrium, Inc.	1,828
46		Alimentation Couche-Tard, Inc., Class B	1,563
34		ARC Resources Ltd.	806
75		Bank of Montreal	5,459
134		Bank of Nova Scotia (The)	8,233
121		Barrick Gold Corp.	1,439
29		BCE, Inc.	1,308
165		Bombardier, Inc., Class B	542
65		Brookfield Asset Management, Inc., Class A	3,173
47		Cameco Corp.	813
48		Canadian Imperial Bank of Commerce	4,347
101		Canadian National Railway Co.	7,131
128		Canadian Natural Resources Ltd.	4,454
55		Canadian Oil Sands Ltd.	863
66		Canadian Pacific Railway Ltd.	13,677
89		Cenovus Energy, Inc.	2,194
41		Crescent Point Energy Corp.	1,351
81		Eldorado Gold Corp.	443
88		Enbridge, Inc.	4,145
86		Encana Corp.	1,600
42		First Quantum Minerals Ltd.	640
22		Fortis, Inc.	709
17		Franco-Nevada Corp.	809
97		Goldcorp, Inc.	1,822
33		Great-West Lifeco, Inc.	929
39		Husky Energy, Inc.	942
35		Imperial Oil Ltd.	1,700
15		Intact Financial Corp.	1,026
135		Kinross Gold Corp. (a)	288
31		Loblaw Cos. Ltd.	1,612

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
26		lululemon athletica, Inc. (a)	1,099
26		Magna International, Inc.	2,531
210		Manulife Financial Corp.	3,982
11		Metro, Inc.	798
38		National Bank of Canada	1,783
34		Pembina Pipeline Corp.	1,422
99		Potash Corp. of Saskatchewan, Inc.	3,380
40		Power Corp. of Canada	1,060
28		Power Financial Corp.	832
45		Rogers Communications, Inc., Class B	1,681
171		Royal Bank of Canada	12,118
30		Saputo, Inc.	865
44		Shaw Communications, Inc., Class B	1,130
42		Silver Wheaton Corp.	729
18		SNC-Lavalin Group, Inc.	775
69		Sun Life Financial, Inc.	2,471
185		Suncor Energy, Inc.	6,566
124		Talisman Energy, Inc.	793
68		Teck Resources Ltd., Class B	1,069
18		Tim Hortons, Inc.	1,460
215		Toronto-Dominion Bank (The)	10,589
82		TransCanada Corp.	4,040
91		Yamana Gold, Inc.	362

			137,851

		China — 0.0% (g)
271		MGM China Holdings Ltd.	872
36		Wynn Macau Ltd.	132
549		Yangzijiang Shipbuilding Holdings Ltd.	483

			1,487

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp.	—	(h)

		Denmark — 0.8%
3		AP Moeller - Maersk A/S, Class B	7,106
24		Carlsberg A/S, Class B	2,091
237		Danske Bank A/S	6,508
203		Novo Nordisk A/S, Class B	9,166
490		TDC A/S	3,740

			28,611

		Finland — 0.1%
—	(h)	Nokian Renkaat OYJ	—	(h)
321		UPM-Kymmene OYJ	5,090

			5,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 3.9%
74	Air Liquide S.A.	8,969
137	Airbus Group N.V.	8,149
694	Alcatel-Lucent (a)	2,119
31	AtoS	2,157
378	AXA S.A.	8,732
150	BNP Paribas S.A.	9,439
56	Bouygues S.A.	1,952
25	Cie de St-Gobain	1,076
409	Credit Agricole S.A.	6,058
41	Danone S.A.	2,801
136	Electricite de France S.A.	4,020
397	GDF Suez	9,628
24	Kering	4,677
11	Lafarge S.A.	733
16	L’Oreal S.A.	2,545
12	LVMH Moet Hennessy Louis Vuitton S.A.	2,093
123	Orange S.A.	1,960
36	Publicis Groupe S.A.	2,474
81	Renault S.A.	5,990
165	Sanofi	15,008
118	Schneider Electric SE	9,294
23	Societe Generale S.A.	1,105
43	Sodexo	4,113
160	Suez Environnement Co.	2,696
107	Thales S.A.	5,308
224	Total S.A.	13,349
9	Unibail-Rodamco SE (m)	2,203

		138,648

	Germany — 3.3%
84	Allianz SE	13,371
91	BASF SE	8,017
125	Bayer AG	17,813
82	Bayerische Motoren Werke AG	8,742
107	Brenntag AG	5,173
25	Continental AG	5,017
110	Daimler AG	8,597
60	Deutsche Bank AG	1,864
208	Deutsche Post AG	6,545
370	Deutsche Telekom AG	5,582
186	E.ON SE	3,211
100	HeidelbergCement AG	6,834
3	Linde AG	481
21	Muenchener Rueckversicherungs-Gesellschaft AG	4,202
171	SAP SE	11,659
86	Siemens AG	9,748

		116,856

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — 1.1%
1,040	AIA Group Ltd.	5,803
86	Bank of East Asia Ltd.	360
364	BOC Hong Kong Holdings Ltd.	1,212
188	Cheung Kong Holdings Ltd.	3,337
196	Cheung Kong Infrastructure Holdings Ltd.	1,432
96	CLP Holdings Ltd.	822
528	First Pacific Co., Ltd.	570
293	Galaxy Entertainment Group Ltd.	2,003
99	Hang Seng Bank Ltd.	1,679
97	Henderson Land Development Co., Ltd.	655
777	HKT Trust and HKT Ltd.	947
483	Hong Kong & China Gas Co., Ltd.	1,128
94	Hong Kong Exchanges and Clearing Ltd.	2,081
241	Hutchison Whampoa Ltd.	3,056
200	Kerry Properties Ltd.	686
812	Li & Fung Ltd.	990
161	Link REIT (The) (m)	947
272	MTR Corp., Ltd.	1,109
891	Noble Group Ltd.	829
291	NWS Holdings Ltd.	544
96	Power Assets Holdings Ltd.	922
313	Sands China Ltd.	1,951
600	Sino Land Co., Ltd.	992
94	SJM Holdings Ltd.	199
135	Sun Hung Kai Properties Ltd.	2,014
172	Wharf Holdings Ltd. (The)	1,272
138	Wheelock & Co., Ltd.	665
88	Yue Yuen Industrial Holdings Ltd.	294

		38,499

	Ireland — 0.7%
143	Accenture plc, Class A	11,569
46	Covidien plc	4,221
71	James Hardie Industries plc, CDI	757
22	Perrigo Co. plc	3,586
72	Shire plc	4,840

		24,973

	Italy — 1.0%
359	Assicurazioni Generali S.p.A.	7,376
644	Enel Green Power S.p.A.	1,582
1,501	Enel S.p.A.	7,669
295	Eni S.p.A.	6,276
1,668	Intesa Sanpaolo S.p.A.	4,904
3,160	Telecom Italia S.p.A. (a)	3,581
779	UniCredit S.p.A.	5,643

		37,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 7.5%
107	Ajinomoto Co., Inc.	2,020
4	Alfresa Holdings Corp.	51
276	Amada Co., Ltd.	2,410
19	Asahi Group Holdings Ltd.	586
264	Asahi Kasei Corp.	2,166
289	Astellas Pharma, Inc.	4,489
66	Bandai Namco Holdings, Inc.	1,626
157	Bank of Yokohama Ltd. (The) (m)	907
23	Benesse Holdings, Inc.	726
79	Bridgestone Corp.	2,630
86	Canon, Inc.	2,635
40	Central Japan Railway Co.	5,981
416	Chiba Bank Ltd. (The)	2,955
43	Chubu Electric Power Co., Inc. (a)	514
85	Citizen Holdings Co., Ltd.	555
93	Daicel Corp.	1,072
183	Dai-ichi Life Insurance Co., Ltd. (The)	2,774
56	Daikin Industries Ltd. (m)	3,482
112	Daiwa House Industry Co., Ltd.	2,115
66	Dentsu, Inc.	2,454
54	East Japan Railway Co.	4,194
45	Electric Power Development Co., Ltd.	1,581
12	FANUC Corp.	2,168
3	Fast Retailing Co., Ltd.	1,264
83	Fuji Heavy Industries Ltd.	2,759
47	FUJIFILM Holdings Corp.	1,561
432	Fujitsu Ltd.	2,626
441	Furukawa Electric Co., Ltd.	778
93	Gunma Bank Ltd. (The)	580
50	Hakuhodo DY Holdings, Inc.	494
12	Hirose Electric Co., Ltd.	1,520
852	Hitachi Ltd.	6,695
109	Honda Motor Co., Ltd.	3,469
73	Ibiden Co., Ltd.	1,090
212	Inpex Corp.	2,705
21	Isetan Mitsukoshi Holdings Ltd.	286
164	Japan Tobacco, Inc. (m)	5,602
394	JX Holdings, Inc.	1,689
144	Kansai Electric Power Co., Inc. (The) (a)	1,419
24	Kao Corp.	944
309	Kawasaki Heavy Industries Ltd.	1,214
85	KDDI Corp.	5,569
10	Keyence Corp.	4,894
24	Kintetsu World Express, Inc.	844
125	Kirin Holdings Co., Ltd.	1,618
776	Kobe Steel Ltd.	1,233

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
123	Konica Minolta, Inc.	1,376
234	Kubota Corp.	3,725
18	Kyocera Corp.	811
245	Kyowa Hakko Kirin Co., Ltd.	2,858
81	Kyushu Electric Power Co., Inc.	878
26	Mabuchi Motor Co., Ltd.	2,211
186	Marubeni Corp.	1,197
166	Marui Group Co., Ltd.	1,399
201	Medipal Holdings Corp.	2,231
75	Mitsubishi Corp.	1,469
81	Mitsubishi Electric Corp.	1,044
454	Mitsubishi Heavy Industries Ltd.	2,832
7	Mitsubishi Motors Corp.	75
1,735	Mitsubishi UFJ Financial Group, Inc.	10,115
339	Mitsui & Co., Ltd.	5,119
822	Mitsui Chemicals, Inc.	2,381
186	Mitsui Fudosan Co., Ltd.	5,983
837	Mizuho Financial Group, Inc.	1,525
143	NEC Corp.	506
76	NGK Spark Plug Co., Ltd.	1,987
81	NH Foods Ltd.	1,868
1	Nintendo Co., Ltd.	97
134	Nippon Express Co., Ltd.	589
1,230	Nippon Steel & Sumitomo Metal Corp.	3,246
57	Nippon Telegraph & Telephone Corp.	3,540
453	Nissan Motor Co., Ltd.	4,131
13	Nitori Holdings Co., Ltd.	799
569	Nomura Holdings, Inc.	3,552
172	NSK Ltd.	2,253
338	ORIX Corp.	4,685
37	Otsuka Corp.	1,380
68	Otsuka Holdings Co., Ltd.	2,392
191	Panasonic Corp.	2,300
518	Resona Holdings, Inc.	2,961
236	Ricoh Co., Ltd.	2,435
9	Rinnai Corp.	808
2	Santen Pharmaceutical Co., Ltd.	101
40	Sanwa Holdings Corp. (m)	277
7	Secom Co., Ltd.	444
102	Sega Sammy Holdings, Inc.	1,622
35	Seiko Epson Corp.	1,629
150	Sekisui Chemical Co., Ltd.	1,870
94	Sekisui House Ltd.	1,165
54	Seven & I Holdings Co., Ltd.	2,117
325	Sharp Corp. (a)	819
60	Shimizu Corp.	443

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
33		Shin-Etsu Chemical Co., Ltd.	2,086
3		SMC Corp.	964
111		SoftBank Corp.	8,059
123		Sony Corp.	2,419
234		Sumitomo Bakelite Co., Ltd.	921
62		Sumitomo Corp.	666
—	(h)	Sumitomo Forestry Co., Ltd.	1
174		Sumitomo Mitsui Financial Group, Inc.	7,100
33		Sumitomo Realty & Development Co., Ltd.	1,237
132		Sumitomo Rubber Industries Ltd.	1,824
—	(h)	Sundrug Co., Ltd.	19
52		Suntory Beverage & Food Ltd.	1,848
78		Suzuken Co., Ltd.	2,091
37		Suzuki Motor Corp.	1,227
42		T&D Holdings, Inc.	541
15		Taisho Pharmaceutical Holdings Co., Ltd.	1,060
121		Takashimaya Co., Ltd.	1,031
59		Takeda Pharmaceutical Co., Ltd.	2,562
26		Tohoku Electric Power Co., Inc.	325
43		Tokio Marine Holdings, Inc.	1,385
412		Tokyo Gas Co., Ltd.	2,375
197		Tokyu Corp.	1,301
245		Tokyu Fudosan Holdings Corp.	1,738
299		Toshiba Corp.	1,320
333		Toyota Motor Corp.	20,057
76		Unicharm Corp.	1,758
477		Yamada Denki Co., Ltd.	1,530
118		Yamaha Motor Co., Ltd.	2,225
27		Yamato Holdings Co., Ltd.	569

			268,428

		Luxembourg — 0.1%
234		ArcelorMittal	3,069

		Netherlands — 1.2%
35		ASML Holding N.V.	3,483
64		Heineken Holding N.V.	4,129
403		ING Groep N.V., CVA (a)	5,775
236		Koninklijke KPN N.V.	777
559		Royal Dutch Shell plc, Class A	19,963
288		Royal Dutch Shell plc, Class B	10,648

			44,775

		New Zealand — 0.0% (g)
45		Ryman Healthcare Ltd.	265
300		Spark New Zealand Ltd.	741

			1,006

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — 0.4%
331	DNB ASA	6,077
575	Norsk Hydro ASA	3,217
153	Telenor ASA	3,438

		12,732

	Singapore — 0.7%
127	Avago Technologies Ltd.	10,939
441	CapitaCommercial Trust (m)	574
185	DBS Group Holdings Ltd.	2,661
362	Global Logistic Properties Ltd.	776
690	Hutchison Port Holdings Trust, Class U	466
18	Jardine Cycle & Carriage Ltd.	560
210	Keppel Corp., Ltd.	1,540
158	Keppel Land Ltd.	411
296	Oversea-Chinese Banking Corp., Ltd.	2,280
68	Sembcorp Industries Ltd.	257
54	Singapore Airlines Ltd.	416
116	Singapore Exchange Ltd.	632
793	Singapore Telecommunications Ltd.	2,334
93	United Overseas Bank Ltd.	1,666
291	Wilmar International Ltd.	725

		26,237

	Spain — 1.3%
34	Amadeus IT Holding S.A., Class A	1,247
259	Banco Bilbao Vizcaya Argentaria S.A.	2,899
667	Banco Popular Espanol S.A.	3,830
1,087	Banco Santander S.A.	9,600
1,778	Bankia S.A. (a)	3,188
354	Distribuidora Internacional de Alimentacion S.A.	2,247
632	Iberdrola S.A.	4,474
177	Inditex S.A.	4,967
273	Repsol S.A.	6,104
512	Telefonica S.A.	7,705

		46,261

	Sweden — 0.8%
103	Assa Abloy AB, Class B	5,476
249	Electrolux AB, Series B	7,052
215	Nordea Bank AB	2,761
341	Tele2 AB, Class B	4,330
698	Telefonaktiebolaget LM Ericsson, Class B	8,244

		27,863

	Switzerland — 4.0%
79	ABB Ltd. (a)	1,741
124	ACE Ltd.	13,538
98	Cie Financiere Richemont S.A.	8,230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
92	Credit Suisse Group AG (a)	2,457
536	Glencore plc (a)	2,752
84	Holcim Ltd. (a)	5,986
376	Nestle S.A.	27,582
253	Novartis AG	23,461
87	Roche Holding AG	25,576
61	Swiss Re AG (a)	4,956
2	Syngenta AG	663
43	TE Connectivity Ltd.	2,608
48	Tyco International Ltd.	2,070
658	UBS AG (a)	11,436
78	Weatherford International plc (a)	1,288
120	Wolseley plc	6,406
5	Zurich Insurance Group AG (a)	1,392

		142,142

	United Kingdom — 7.1%
962	3i Group plc	6,117
28	Anglo American plc	599
159	ARM Holdings plc	2,251
87	Associated British Foods plc	3,824
156	AstraZeneca plc	11,370
683	Aviva plc	5,713
548	BAE Systems plc (m)	4,037
2,760	Barclays plc	10,615
427	BG Group plc	7,113
1,797	BP plc (m)	12,928
304	British American Tobacco plc	17,246
1,340	BT Group plc	7,902
15	Bunzl plc (m)	411
1,415	Cobham plc	6,600
76	Compass Group plc	1,226
51	Diageo plc	1,501
501	Dixons Carphone plc	3,182
32	Ensco plc, Class A	1,305
423	GlaxoSmithKline plc	9,559
1,845	HSBC Holdings plc	18,809
179	Imperial Tobacco Group plc	7,792
1,357	ITV plc	4,410
125	J Sainsbury plc (m)	494
7,748	Lloyds Banking Group plc (a)	9,568
164	Marks & Spencer Group plc	1,065
58	Next plc	6,039
91	Pearson plc	1,707
194	Persimmon plc (a)	4,551
426	Prudential plc (m)	9,855

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
38	Randgold Resources Ltd.	2,202
128	Reckitt Benckiser Group plc	10,777
53	Rio Tinto Ltd.	2,816
163	Rio Tinto plc	7,752
82	Rolls-Royce Holdings plc (a)	1,107
190	SABMiller plc	10,728
284	Smith & Nephew plc (m)	4,825
280	SSE plc	7,182
183	Standard Chartered plc	2,759
145	Unilever N.V., CVA	5,621
2,877	Vodafone Group plc	9,566
88	Whitbread plc (m)	6,172
250	WPP plc	4,885

		254,181

	United States — 52.2%
336	Abbott Laboratories (m)	14,654
69	AbbVie, Inc.	4,409
28	Actavis plc (a)	6,888
148	Adobe Systems, Inc. (a)	10,389
79	Aetna, Inc.	6,478
544	Alcoa, Inc. (m)	9,119
43	Alexion Pharmaceuticals, Inc. (a)	8,137
30	Allergan, Inc.	5,663
17	Alliance Data Systems Corp. (a)	4,752
26	Amazon.com, Inc. (a)	7,803
15	American Express Co.	1,347
134	American International Group, Inc.	7,155
19	American Tower Corp. (m)	1,874
53	Amgen, Inc.	8,549
56	Anadarko Petroleum Corp.	5,158
661	Apple, Inc.	71,368
165	Archer-Daniels-Midland Co.	7,738
254	AT&T, Inc.	8,847
36	Atmos Energy Corp.	1,889
13	AutoZone, Inc. (a)	7,212
43	AvalonBay Communities, Inc. (m)	6,623
10	Avery Dennison Corp.	457
55	Axiall Corp.	2,200
95	Baker Hughes, Inc.	5,030
14	Ball Corp.	907
1,599	Bank of America Corp.	27,435
204	BB&T Corp.	7,715
116	Berkshire Hathaway, Inc., Class B (a)	16,260
49	Biogen Idec, Inc. (a)	15,891
24	BlackRock, Inc.	8,176

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
54		Boston Properties, Inc. (m)	6,799
579		Boston Scientific Corp. (a)	7,684
283		Bristol-Myers Squibb Co.	16,474
107		Brixmor Property Group, Inc. (m)	2,611
247		Broadcom Corp., Class A	10,327
81		Capital One Financial Corp.	6,728
21		CareFusion Corp. (a)	1,203
—	(h)	Catamaran Corp. (a)	1
34		CBS Corp. (Non-Voting), Class B	1,838
152		Celgene Corp. (a)	16,248
230		CenterPoint Energy, Inc.	5,639
359		Charles Schwab Corp. (The)	10,284
28		Charter Communications, Inc., Class A (a)	4,413
35		Cheniere Energy, Inc. (a)	2,633
241		Chevron Corp.	28,877
655		Cisco Systems, Inc.	16,020
446		Citigroup, Inc.	23,875
83		Citrix Systems, Inc. (a)	5,311
146		CMS Energy Corp.	4,784
548		Coca-Cola Co. (The)	22,935
77		Coca-Cola Enterprises, Inc.	3,325
180		Cognizant Technology Solutions Corp., Class A (a)	8,778
78		Colgate-Palmolive Co.	5,230
394		Comcast Corp., Class A	21,791
33		ConocoPhillips	2,387
94		Constellation Brands, Inc., Class A (a)	8,608
146		Corning, Inc.	2,980
90		Costco Wholesale Corp.	12,037
124		Crown Holdings, Inc. (a)	5,950
300		CSX Corp.	10,698
211		CVS Health Corp.	18,080
35		Deere & Co.	2,986
134		Delta Air Lines, Inc.	5,406
143		DiamondRock Hospitality Co. (m)	2,047
10		DIRECTV (a)	831
79		DISH Network Corp., Class A (a)	5,023
76		Dollar General Corp. (a)	4,786
67		Dollar Tree, Inc. (a)	4,081
113		Dominion Resources, Inc.	8,054
178		Dow Chemical Co. (The)	8,784
50		Dr. Pepper Snapple Group, Inc.	3,465
36		Dunkin’ Brands Group, Inc.	1,652
58		E.I. du Pont de Nemours & Co.	4,011
184		Eaton Corp. plc	12,612
53		eBay, Inc. (a)	2,783

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
147	Edison International	9,186
52	Eli Lilly & Co.	3,417
144	EMC Corp.	4,132
219	Emerson Electric Co.	14,050
6	Energizer Holdings, Inc.	774
81	Entergy Corp.	6,797
89	EOG Resources, Inc.	8,483
46	EQT Corp.	4,323
53	Estee Lauder Cos., Inc. (The), Class A	3,947
228	Exelon Corp.	8,354
15	Expedia, Inc.	1,302
53	Extra Space Storage, Inc. (m)	3,081
403	Exxon Mobil Corp.	38,964
228	Facebook, Inc., Class A (a)	17,068
30	FedEx Corp.	5,082
95	Fidelity National Information Services, Inc.	5,572
15	Flowserve Corp.	1,022
145	Fluor Corp.	9,620
106	Freeport-McMoRan, Inc.	3,024
22	Gap, Inc. (The)	833
30	General Dynamics Corp.	4,165
646	General Electric Co.	16,677
304	General Motors Co.	9,532
123	Gilead Sciences, Inc. (a)	13,751
43	Goldman Sachs Group, Inc. (The)	8,251
35	Google, Inc., Class A (a)	19,699
39	Google, Inc., Class C (a)	21,899
202	Halliburton Co.	11,165
52	Harman International Industries, Inc.	5,594
163	Hartford Financial Services Group, Inc. (The)	6,442
40	Hess Corp.	3,380
242	Hewlett-Packard Co.	8,698
86	Highwoods Properties, Inc. (m)	3,681
11	HollyFrontier Corp.	504
226	Home Depot, Inc. (The)	22,001
175	Honeywell International, Inc. (m)	16,833
164	Host Hotels & Resorts, Inc. (m)	3,826
71	Humana, Inc.	9,793
61	Ingersoll-Rand plc	3,789
206	Intel Corp.	7,023
33	Intercontinental Exchange, Inc.	6,847
2	IntercontinentalExchange Group, Inc.	406
79	International Business Machines Corp.	12,924
218	Invesco Ltd.	8,836
376	Johnson & Johnson	40,573
29	Johnson Controls, Inc.	1,370

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
55	Kellogg Co.	3,524
42	Kilroy Realty Corp. (m)	2,838
78	Kimberly-Clark Corp.	8,892
73	KLA-Tencor Corp.	5,760
58	L-3 Communications Holdings, Inc.	6,988
134	Lam Research Corp.	10,423
98	Liberty Property Trust (m)	3,395
247	Lowe’s Cos., Inc.	14,107
37	Macy’s, Inc.	2,139
13	Mallinckrodt plc (a)	1,215
230	Marathon Oil Corp.	8,157
26	Marathon Petroleum Corp.	2,377
27	Marriott International, Inc., Class A	2,066
160	Marsh & McLennan Cos., Inc.	8,679
26	Martin Marietta Materials, Inc.	3,048
157	Masco Corp.	3,464
29	McDonald’s Corp.	2,738
49	McKesson Corp.	9,928
375	Merck & Co., Inc.	21,707
237	MetLife, Inc.	12,865
1	Micron Technology, Inc. (a)	22
945	Microsoft Corp.	44,379
19	Mid-America Apartment Communities, Inc. (a) (m)	1,352
75	Molson Coors Brewing Co., Class B	5,562
420	Mondelez International, Inc., Class A	14,822
51	Monsanto Co.	5,826
389	Morgan Stanley	13,582
111	Mosaic Co. (The)	4,915
108	NextEra Energy, Inc.	10,859
167	NiSource, Inc.	7,013
78	Norfolk Southern Corp.	8,599
4	NVR, Inc. (a)	4,407
151	Occidental Petroleum Corp.	13,418
24	Omnicom Group, Inc.	1,736
365	Oracle Corp.	14,240
25	Owens-Illinois, Inc. (a)	655
187	PACCAR, Inc.	12,242
3	Parker-Hannifin Corp.	324
75	PepsiCo, Inc.	7,204
539	Pfizer, Inc.	16,136
215	Philip Morris International, Inc.	19,175
95	Phillips 66	7,444
4	Pioneer Natural Resources Co.	796
121	PNC Financial Services Group, Inc. (The)	10,485
10	Priceline Group, Inc. (The) (a)	11,736

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
331		Procter & Gamble Co. (The)	28,878
155		Prologis, Inc. (m)	6,463
91		Prudential Financial, Inc.	8,061
325		PulteGroup, Inc.	6,241
41		QEP Resources, Inc.	1,032
276		QUALCOMM, Inc.	21,664
74		Questar Corp.	1,781
27		Ralph Lauren Corp.	4,492
246		Regions Financial Corp.	2,442
3		Ross Stores, Inc.	279
77		Royal Caribbean Cruises Ltd.	5,230
192		Schlumberger Ltd.	18,904
32		Sealed Air Corp.	1,144
60		Sempra Energy	6,605
18		Sherwin-Williams Co. (The)	4,208
63		Simon Property Group, Inc. (m)	11,297
9		Snap-on, Inc.	1,135
41		SPX Corp.	3,864
133		Starbucks Corp.	10,033
97		State Street Corp.	7,347
111		Stryker Corp.	9,673
9		SVB Financial Group (a)	984
48		Teradyne, Inc.	877
38		Thermo Fisher Scientific, Inc.	4,494
44		Thomson Reuters Corp.	1,626
12		Tiffany & Co.	1,155
30		Time Warner Cable, Inc.	4,421
205		Time Warner, Inc.	16,314
183		TJX Cos., Inc. (The)	11,567
26		T-Mobile US, Inc. (a)	762
20		TRW Automotive Holdings Corp. (a)	1,980
301		Twenty-First Century Fox, Inc., Class A	10,362
45		Twenty-First Century Fox, Inc., Class B	1,479
99		U.S. Bancorp	4,197
177		Union Pacific Corp.	20,622
126		United Continental Holdings, Inc. (a)	6,674
9		United Parcel Service, Inc., Class B	897
125		United States Steel Corp.	5,003
179		United Technologies Corp.	19,195
168		UnitedHealth Group, Inc.	15,935
140		V.F. Corp.	9,450
33		Valeant Pharmaceuticals International, Inc. (a)	4,431
—	(h)	Veritiv Corp. (a)	—	(h)
511		Verizon Communications, Inc.	25,664
44		Vertex Pharmaceuticals, Inc. (a)	4,956

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
86	Visa, Inc., Class A	20,787
28	VMware, Inc., Class A (a)	2,302
18	W.W. Grainger, Inc.	4,412
75	Wal-Mart Stores, Inc.	5,748
212	Walt Disney Co. (The)	19,395
690	Wells Fargo & Co.	36,625
156	Xerox Corp.	2,069
52	Yum! Brands, Inc.	3,724

		1,868,001

	Total Common Stocks (Cost $3,023,131)	3,345,685

Preferred Stocks — 0.4%
	Germany — 0.4%
102	Henkel AG & Co. KGaA	10,082
21	Volkswagen AG	4,564

		14,646

	United Kingdom — 0.0% (g)
7,358	Rolls-Royce Holdings plc (a)	12

	Total Preferred Stocks (Cost $15,748)	14,658

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,087	Banco Santander S.A., expiring 11/03/14 (a) (Cost $—)	207

SHARES
Short-Term Investment — 5.6%
	Investment Company — 5.6%
200,095	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $200,095)	200,095

	Total Investments — 99.5% (Cost $3,238,974)	3,560,645
	Other Assets in Excess of Liabilities (c) — 0.5%	17,068

	NET ASSETS — 100.0%	$3,577,713

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.5%
Pharmaceuticals	7.3
Oil, Gas & Consumable Fuels	6.9
Insurance	4.0
Media	3.0
Technology Hardware, Storage & Peripherals	2.6
Software	2.5
Capital Markets	2.3
Beverages	2.3
Diversified Telecommunication Services	2.2
Road & Rail	2.1
IT Services	2.1
Aerospace & Defense	2.0
Food Products	2.0
Automobiles	2.0
Biotechnology	2.0
Specialty Retail	1.9
Chemicals	1.9
Metals & Mining	1.9

INDUSTRY	PERCENTAGE
Household Products	1.9%
Real Estate Investment Trusts (REITs)	1.9
Electric Utilities	1.8
Internet Software & Services	1.7
Food & Staples Retailing	1.6
Semiconductors & Semiconductor Equipment	1.4
Tobacco	1.4
Multi-Utilities	1.4
Communications Equipment	1.3
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	1.2
Machinery	1.2
Health Care Equipment & Supplies	1.2
Electrical Equipment	1.2
Energy Equipment & Services	1.1
Household Durables	1.0
Others (each less than 1.0%)	11.3
Short-Term Investment	5.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
176	TOPIX Index	12/11/14	$20,949	$1,844
86	SPI 200 Index	12/18/14	10,440	798
536	Dow Jones Euro STOXX 50 Index	12/19/14	20,829	643
1,402	E-mini S&P 500	12/19/14	140,999	3,580

				$6,865

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.9%
	Australia — 1.7%
821	BHP Billiton Ltd. (m)	24,562
639	BHP Billiton plc	16,497

		41,059

	Belgium — 1.7%
378	Anheuser-Busch InBev N.V.	41,962

	China — 2.6%
17,163	China Construction Bank Corp., Class H	12,805
9,587	CNOOC Ltd.	15,012
19,269	Industrial & Commercial Bank of China Ltd., Class H	12,794
1,571	Ping An Insurance Group Co. of China Ltd., Class H	12,843
3,146	Wynn Macau Ltd.	11,374

		64,828

	Denmark — 0.9%
500	Novo Nordisk A/S, Class B	22,622

	France — 11.6%
592	Accor S.A.	24,857
1,200	AXA S.A.	27,721
495	BNP Paribas S.A.	31,099
171	Essilor International S.A.	18,876
132	Imerys S.A.	9,459
138	Kering	26,552
306	Lafarge S.A.	21,224
157	LVMH Moet Hennessy Louis Vuitton S.A.	26,696
153	Pernod Ricard S.A.	17,458
361	Sanofi	32,718
360	Schneider Electric SE	28,347
319	Technip S.A.	23,027

		288,034

	Germany — 5.9%
189	Allianz SE	30,000
283	Bayer AG	40,486
266	Fresenius Medical Care AG & Co. KGaA	19,520
102	Linde AG	18,912
16	OSRAM Licht AG (a)	546
555	SAP SE	37,807

		147,271

	Hong Kong — 3.8%
2,326	Cheung Kong Holdings Ltd. (m)	41,292
5,920	China Overseas Land & Investment Ltd.	17,176
4,874	Hang Lung Properties Ltd.	15,220
3,383	Sands China Ltd.	21,099

		94,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.6%
302	HDFC Bank Ltd., ADR	15,849

	Indonesia — 0.4%
19,565	Astra International Tbk PT	10,970

	Israel — 1.0%
459	Teva Pharmaceutical Industries Ltd., ADR	25,935

	Japan — 16.6%
2,063	Astellas Pharma, Inc.	32,011
347	Daikin Industries Ltd. (m)	21,659
255	East Japan Railway Co.	19,901
133	FANUC Corp.	23,422
853	Honda Motor Co., Ltd.	27,276
931	Japan Tobacco, Inc. (m)	31,779
1,208	Komatsu Ltd.	28,520
1,680	Kubota Corp.	26,742
360	Makita Corp. (m)	20,165
190	Nidec Corp.	12,527
390	Nitto Denko Corp.	21,109
316	Shin-Etsu Chemical Co., Ltd.	20,277
89	SMC Corp.	25,243
1,030	Sumitomo Corp.	10,991
794	Sumitomo Mitsui Financial Group, Inc.	32,370
801	Toyota Motor Corp.	48,190
3,124	Yahoo! Japan Corp.	11,253

		413,435

	Netherlands — 6.7%
484	Akzo Nobel N.V.	32,299
305	ASML Holding N.V.	30,379
2,515	ING Groep N.V., CVA (a)	36,011
1,884	Royal Dutch Shell plc, Class A	67,388

		166,077

	South Korea — 1.8%
49	Hyundai Mobis Co., Ltd.	11,429
57	Samsung Electronics Co., Ltd., Reg. S, GDR	33,107

		44,536

	Switzerland — 13.7%
997	ABB Ltd. (a)	21,883
289	Cie Financiere Richemont S.A.	24,358
1,233	Credit Suisse Group AG (a)	32,858
5,018	Glencore plc (a)	25,744
194	Holcim Ltd. (a)	13,750
693	Nestle S.A.	50,787
547	Novartis AG	50,731
154	Roche Holding AG	45,486

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
3	SGS S.A. (m)	6,059
2,445	UBS AG (a)	42,506
89	Zurich Insurance Group AG (a)	26,950

		341,112

	Taiwan — 1.0%
1,067	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	23,495

	United Kingdom — 21.9%
334	Aggreko plc	8,151
1,668	ARM Holdings plc	23,619
9,982	Barclays plc	38,388
3,065	BG Group plc	51,080
632	British American Tobacco plc	35,808
1,041	Burberry Group plc	25,571
2,804	Centrica plc	13,601
6,010	HSBC Holdings plc	61,497
582	Imperial Tobacco Group plc	25,270
3,625	Marks & Spencer Group plc	23,605
2,105	Meggitt plc	15,202
1,958	Prudential plc (m)	45,336
317	Rio Tinto Ltd.	16,942
436	Rio Tinto plc	20,748
2,178	Standard Chartered plc	32,792
796	Tullow Oil plc	6,209
663	Unilever plc	26,679
11,911	Vodafone Group plc	39,610
1,731	WPP plc	33,808

		543,916

	Total Common Stocks (Cost $2,002,796)	2,285,888

Preferred Stocks — 2.4%
	Germany — 2.4%
215	Henkel AG & Co. KGaA	21,291
177	Volkswagen AG	37,934

		59,225

	Total Preferred Stocks (Cost $50,490)	59,225

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
60,248	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $60,248)	60,248

	Total Investments — 96.7% (Cost $2,113,534)	2,405,361
	Other Assets in Excess of Liabilities — 3.3%	81,429

	NET ASSETS — 100.0%	$2,486,790

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.4%
Pharmaceuticals	10.4
Insurance	5.9
Oil, Gas & Consumable Fuels	5.8
Automobiles	5.2
Machinery	5.2
Metals & Mining	4.3
Textiles, Apparel & Luxury Goods	4.3
Tobacco	3.9
Chemicals	3.8
Semiconductors & Semiconductor Equipment	3.2
Food Products	3.2
Capital Markets	3.1
Real Estate Management & Development	3.1
Electrical Equipment	2.6
Beverages	2.5
Hotels, Restaurants & Leisure	2.4
Construction Materials	1.8
Wireless Telecommunication Services	1.6
Software	1.6
Media	1.4
Technology Hardware, Storage & Peripherals	1.4
Multiline Retail	1.0
Energy Equipment & Services	1.0
Others (each less than 1.0%)	7.4
Short-Term Investment	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Australia — 3.4%
1,083	Australia & New Zealand Banking Group Ltd.	32,058
2,739	Goodman Group (m)	13,373
2,058	Westfield Corp. (m)	14,462

		59,893

	Belgium — 1.1%
141	Solvay S.A.	19,205

	Canada — 0.6%
729	First Quantum Minerals Ltd.	11,003

	China — 1.4%
2,672	ENN Energy Holdings Ltd.	17,337
6,840	Sun Art Retail Group Ltd.	7,332

		24,669

	Denmark — 1.5%
947	Danske Bank A/S	26,016

	Finland — 0.9%
1,166	Stora Enso OYJ, Class R	9,630
388	UPM-Kymmene OYJ	6,159

		15,789

	France — 13.5%
220	Air Liquide S.A.	26,572
235	Airbus Group N.V.	14,041
838	AXA S.A.	19,350
487	BNP Paribas S.A.	30,577
249	Cie de St-Gobain	10,694
830	GDF Suez	20,154
359	Publicis Groupe S.A.	24,883
226	Renault S.A.	16,843
350	Schneider Electric SE	27,612
103	Sodexo	9,970
648	Suez Environnement Co.	10,924
162	Thales S.A.	8,068
152	Valeo S.A.	17,033

		236,721

	Germany — 5.7%
258	Bayer AG	36,864
75	Continental AG	14,792
297	Daimler AG	23,189
370	SAP SE	25,228

		100,073

	Hong Kong — 2.1%
6,436	China Overseas Land & Investment Ltd.	18,673
2,897	Sands China Ltd.	18,068

		36,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
219	Shire plc	14,683

	Italy — 0.7%
603	Assicurazioni Generali S.p.A.	12,366

	Japan — 20.2%
444	Daikin Industries Ltd.	27,735
1,115	Daiwa House Industry Co., Ltd.	21,088
650	Dentsu, Inc.	24,148
1,132	DMG Mori Seiki Co., Ltd.	13,328
3,395	Hitachi Ltd.	26,676
608	Japan Airlines Co., Ltd.	16,321
679	Japan Tobacco, Inc.	23,150
44	Keyence Corp.	21,176
6,001	Mitsubishi UFJ Financial Group, Inc.	34,979
819	Mitsui Fudosan Co., Ltd.	26,344
330	Nippon Telegraph & Telephone Corp.	20,557
2,109	Nomura Holdings, Inc.	13,172
1,684	ORIX Corp.	23,374
308	Seven & I Holdings Co., Ltd.	12,041
631	Sumitomo Mitsui Financial Group, Inc.	25,718
1,169	Yamato Holdings Co., Ltd.	24,994

		354,801

	Netherlands — 6.8%
228	ASML Holding N.V.	22,701
1,425	ING Groep N.V., CVA (a)	20,403
6,476	Koninklijke KPN N.V.	21,317
1,527	Royal Dutch Shell plc, Class A	54,608

		119,029

	Norway — 1.6%
2,561	Norsk Hydro ASA	14,341
565	Statoil ASA	12,932

		27,273

	South Korea — 0.9%
14	Samsung Electronics Co., Ltd.	16,480

	Sweden — 1.3%
786	Electrolux AB, Series B	22,276

	Switzerland — 14.2%
287	Cie Financiere Richemont S.A.	24,193
715	Nestle S.A.	52,445
536	Novartis AG	49,782
185	Roche Holding AG	54,491
191	Swiss Re AG (a)	15,449
1,417	UBS AG (a)	24,642
525	Wolseley plc	27,923

		248,925

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — 19.5%
885	ARM Holdings plc	12,532
441	AstraZeneca plc	32,246
1,725	BG Group plc	28,751
555	British American Tobacco plc	31,452
4,692	HSBC Holdings plc	47,835
531	InterContinental Hotels Group plc	20,169
2,940	Kingfisher plc	14,243
289	Petrofac Ltd.	4,892
1,528	Prudential plc	35,383
618	Rio Tinto plc	29,403
491	SABMiller plc	27,765
1,475	Smith & Nephew plc	25,041
10,018	Vodafone Group plc	33,316

		343,028

	Total Common Stocks (Cost $1,572,782)	1,688,971

Preferred Stock — 1.2%
	Germany — 1.2%
214	Henkel AG & Co. KGaA (Cost $18,172)	21,170

Short-Term Investment — 2.1%
	Investment Company — 2.1%
37,589	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $37,589 )	37,589

	Total Investments — 99.5% (Cost $1,628,543)	1,747,730
	Other Assets in Excess of Liabilities — 0.5%	8,116

	NET ASSETS — 100.0%	$1,755,846

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.4%
Pharmaceuticals	10.8
Oil, Gas & Consumable Fuels	5.5
Insurance	4.7
Real Estate Management & Development	3.8
Metals & Mining	3.1
Tobacco	3.1
Food Products	3.0
Media	2.8
Hotels, Restaurants & Leisure	2.8
Electronic Equipment, Instruments & Components	2.7
Chemicals	2.6
Diversified Telecommunication Services	2.4
Automobiles	2.3
Building Products	2.2
Capital Markets	2.2
Semiconductors & Semiconductor Equipment	2.0
Wireless Telecommunication Services	1.9
Auto Components	1.8
Multi-Utilities	1.8
Trading Companies & Distributors	1.6
Real Estate Investment Trusts (REITs)	1.6
Beverages	1.6
Electrical Equipment	1.6
Software	1.4
Health Care Equipment & Supplies	1.4
Air Freight & Logistics	1.4
Textiles, Apparel & Luxury Goods	1.4
Diversified Financial Services	1.3
Household Durables	1.3
Aerospace & Defense	1.3
Household Products	1.2
Food & Staples Retailing	1.1
Gas Utilities	1.0
Others (each less than 1.0%)	4.7
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
214	Dow Jones Euro STOXX 50 Index	12/19/14	$8,316	$(17)
81	FTSE 100 Index	12/19/14	8,430	(28)

				$(45)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
4,449	CAD
2,477	for GBP	Citibank, N.A.	11/06/14	3,961	#	3,947	#	(14)
545,633	JPY
3,179	for GBP	Citibank, N.A.	11/06/14	5,085	#	4,858	#	(227)
519,617	JPY
2,918	for GBP	HSBC Bank, N.A.	11/06/14	4,667	#	4,626	#	(41)
86,655	AUD	Westpac Banking Corp.	11/06/14	80,659		76,245		(4,414)
86,655	AUD	Union Bank of Switzerland AG	02/04/15	76,034		75,751		(283)
4,482	CAD	Australia and New Zealand Banking Group Limited	02/04/15	3,950		3,967		17
30,279	DKK	Credit Suisse International	11/06/14	5,222		5,098		(124)
46,717	DKK	Commonwealth Bank of Australia	02/04/15	7,973		7,871		(102)
6,365	EUR	Australia and New Zealand Banking Group Limited	11/06/14	8,507		7,977		(530)
6,700	EUR	Barclays Bank plc	11/06/14	8,635		8,396		(239)
12,356	EUR	Goldman Sachs International	11/06/14	15,845		15,483		(362)
3,403	EUR	State Street Corp.	11/06/14	4,559		4,265		(294)
10,563	EUR	TD Bank Financial Group	11/06/14	14,041		13,237		(804)
10,434	EUR	Australia and New Zealand Banking Group Limited	02/04/15	13,310		13,083		(227)
4,315	GBP	Credit Suisse International	11/06/14	7,152		6,903		(249)
4,471	GBP	Goldman Sachs International	11/06/14	7,531		7,152		(379)
3,419	GBP	Royal Bank of Canada	11/06/14	5,577		5,469		(108)
17,566	GBP	Royal Bank of Scotland	11/06/14	29,605		28,100		(1,505)
856,917	JPY	Australia and New Zealand Banking Group Limited	11/06/14	8,368		7,629		(739)
502,646	JPY	HSBC Bank, N.A.	11/06/14	4,910		4,475		(435)
757,240	JPY	Morgan Stanley	11/06/14	7,203		6,742		(461)
927,766	JPY	Standard Chartered Bank	11/06/14	9,073		8,260		(813)
373,419	JPY	State Street Corp.	11/06/14	3,647		3,325		(322)
743,427	JPY	TD Bank Financial Group	11/06/14	7,156		6,619		(537)
683,366	JPY	Union Bank of Switzerland AG	11/06/14	6,654		6,084		(570)
889,687	JPY	Australia and New Zealand Banking Group Limited	02/04/15	8,257		7,929		(328)
1,236,561	JPY	HSBC Bank, N.A.	02/04/15	11,069		11,021		(48)
57,649	SEK	Credit Suisse International	11/06/14	8,363		7,807		(556)
35,727	SEK	Standard Chartered Bank	11/06/14	5,174		4,838		(336)
132,190	SEK	Westpac Banking Corp.	11/06/14	19,160		17,902		(1,258)
32,179	SGD	Westpac Banking Corp.	11/06/14	25,806		25,047		(759)
				$427,153		$410,106		$(17,047)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
86,655	AUD	Union Bank of Switzerland AG	11/06/14	$76,517	$76,245	$272
17,715	CAD	Australia and New Zealand Banking Group Limited	11/06/14	16,263	15,718	545
31,871	CHF	Australia and New Zealand Banking Group Limited	11/06/14	35,147	33,125	2,022
13,735	CHF	HSBC Bank, N.A.	11/06/14	15,177	14,274	903
11,209	CHF	Royal Bank of Canada	11/06/14	12,004	11,650	354
4,592	CHF	Standard Chartered Bank	11/06/14	4,793	4,773	20
36,729	DKK	Westpac Banking Corp.	11/06/14	6,596	6,184	412
8,900	EUR	Royal Bank of Canada	11/06/14	11,921	11,153	768
20,946	EUR	Royal Bank of Scotland	11/06/14	27,954	26,249	1,705
15,672	EUR	Standard Chartered Bank	11/06/14	20,408	19,640	768
10,882	EUR	Union Bank of Switzerland AG	11/06/14	14,522	13,637	885
4,330	EUR	Westpac Banking Corp.	11/06/14	5,814	5,426	388
5,518	GBP	Australia and New Zealand Banking Group Limited	11/06/14	9,266	8,826	440
7,455	GBP	Credit Suisse International	11/06/14	12,410	11,924	486
2,282	GBP	Societe Generale	11/06/14	3,816	3,651	165
4,958	GBP	Standard Chartered Bank	11/06/14	8,024	7,931	93
8,320	GBP	Westpac Banking Corp.	11/06/14	13,402	13,310	92
6,996	GBP	Barclays Bank plc	02/04/15	11,278	11,183	95
42,714	HKD	Westpac Banking Corp.	11/06/14	5,512	5,508	4
41,297	HKD	Westpac Banking Corp.	02/04/15	5,325	5,325	—	(h)
2,536,874	JPY	Australia and New Zealand Banking Group Limited	11/06/14	24,679	22,586	2,093
826,113	JPY	Barclays Bank plc	11/06/14	7,599	7,355	244
1,236,561	JPY	HSBC Bank, N.A.	11/06/14	11,056	11,009	47
877,063	JPY	Royal Bank of Scotland	11/06/14	8,468	7,808	660
433,422	JPY	Societe Generale	11/06/14	4,226	3,858	368
90,635	NOK	Westpac Banking Corp.	11/06/14	14,370	13,437	933
				$386,547	$371,785	$14,762

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2014 of the currency being sold, and the value at October 31, 2014 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.1%
	Australia — 5.9%
515	AMP Ltd.	2,653
241	Australia & New Zealand Banking Group Ltd.	7,145
449	BGP Holdings plc (a) (i)	—	(h)
238	BHP Billiton Ltd.	7,122
41	BHP Billiton plc	1,050
77	Commonwealth Bank of Australia	5,462
2,034	Dexus Property Group (m)	2,174
696	Goodman Group (m)	3,397
114	Insurance Australia Group Ltd.	662
40	National Australia Bank Ltd.	1,228
91	Origin Energy Ltd.	1,142
577	Scentre Group (a) (m)	1,840
108	Wesfarmers Ltd.	4,210
78	Westpac Banking Corp.	2,398

		40,483

	Belgium — 0.8%
33	Delhaize Group S.A.	2,256
22	Solvay S.A.	2,990

		5,246

	Denmark — 2.5%
2	AP Moeller - Maersk A/S, Class B	3,542
47	Chr Hansen Holding A/S	1,909
103	Danske Bank A/S	2,820
137	Novo Nordisk A/S, Class B	6,207
311	TDC A/S	2,375

		16,853

	Finland — 0.8%
59	Cargotec Oyj	1,795
156	Outokumpu OYJ (a)	885
173	UPM-Kymmene OYJ	2,747

		5,427

	France — 10.5%
50	Air Liquide S.A.	6,028
97	Airbus Group N.V.	5,784
186	Altran Technologies S.A.	1,825
202	AXA S.A.	4,662
71	BNP Paribas S.A.	4,478
21	Cie de St-Gobain	899
170	Credit Agricole S.A.	2,512
82	Electricite de France S.A.	2,409
215	GDF Suez	5,226
16	Kering	3,179
38	Lafarge S.A.	2,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
8	L’Oreal S.A.	1,223
46	Publicis Groupe S.A.	3,192
43	Renault S.A.	3,219
82	Sanofi	7,482
66	Schneider Electric SE	5,176
67	Societe Generale S.A.	3,210
5	Sodexo	466
42	Thales S.A.	2,106
108	Total S.A.	6,477

		72,203

	Germany — 8.4%
40	Allianz SE	6,379
49	BASF SE	4,356
73	Bayer AG	10,492
47	Bayerische Motoren Werke AG	5,008
49	Brenntag AG	2,364
13	Continental AG	2,580
43	Deutsche Bank AG	1,351
297	Deutsche Telekom AG	4,473
93	E.ON SE	1,610
45	HeidelbergCement AG	3,089
38	Metro AG (a)	1,196
6	Muenchener Rueckversicherungs-Gesellschaft AG	1,223
75	SAP SE	5,086
36	Siemens AG	4,037
267	Sky Deutschland AG (a)	2,255
147	TUI AG	2,245

		57,744

	Hong Kong — 3.1%
262	AIA Group Ltd.	1,463
197	Cheung Kong Holdings Ltd.	3,500
235	Hang Seng Bank Ltd.	3,984
352	Hutchison Whampoa Ltd.	4,467
331	Power Assets Holdings Ltd.	3,196
535	Sands China Ltd.	3,335
185	Wharf Holdings Ltd. (The)	1,371

		21,316

	Ireland — 1.0%
50	Ryanair Holdings plc, ADR (a)	2,803
60	Shire plc	4,000

		6,803

	Israel — 0.4%
45	Teva Pharmaceutical Industries Ltd., ADR	2,556

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Italy — 2.2%
213	Assicurazioni Generali S.p.A.	4,379
1,079	Enel Green Power S.p.A.	2,652
413	Enel S.p.A.	2,109
65	Eni S.p.A.	1,390
570	Telecom Italia S.p.A. (a)	646
551	UniCredit S.p.A.	3,988

		15,164

	Japan — 21.1%
249	Amada Co., Ltd.	2,175
27	Central Japan Railway Co.	3,982
223	Daicel Corp.	2,571
44	Daikin Industries Ltd. (m)	2,762
109	Daiwa House Industry Co., Ltd.	2,055
57	Dentsu, Inc.	2,130
142	DMG Mori Seiki Co., Ltd.	1,677
49	East Japan Railway Co.	3,804
78	Electric Power Development Co., Ltd.	2,728
568	Fujitsu Ltd.	3,454
564	Hitachi Ltd.	4,432
36	Honda Motor Co., Ltd.	1,145
171	Inpex Corp.	2,192
96	Japan Tobacco, Inc. (m)	3,269
124	JFE Holdings, Inc.	2,465
531	JX Holdings, Inc.	2,273
9	Keyence Corp.	4,119
258	Kirin Holdings Co., Ltd.	3,348
229	Kyowa Hakko Kirin Co., Ltd.	2,666
33	Mabuchi Motor Co., Ltd.	2,885
110	Mazda Motor Corp. (m)	2,592
144	Medipal Holdings Corp.	1,591
1,157	Mitsubishi UFJ Financial Group, Inc.	6,744
94	Mitsui & Co., Ltd.	1,426
119	Mitsui Fudosan Co., Ltd.	3,819
128	MS&AD Insurance Group Holdings, Inc.	2,767
84	NGK Spark Plug Co., Ltd.	2,195
573	Nippon Steel & Sumitomo Metal Corp.	1,512
63	Nippon Telegraph & Telephone Corp.	3,920
688	Nishi-Nippon City Bank Ltd. (The)	1,886
38	Nitori Holdings Co., Ltd.	2,439
204	Nomura Holdings, Inc.	1,274
199	ORIX Corp.	2,768
95	Otsuka Holdings Co., Ltd.	3,343
228	Ricoh Co., Ltd.	2,353
221	Sekisui Chemical Co., Ltd.	2,754
89	Seven & I Holdings Co., Ltd.	3,488

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
78	SoftBank Corp.	5,707
139	Sony Corp.	2,750
611	Sumitomo Bakelite Co., Ltd.	2,404
59	Sumitomo Corp.	632
121	Sumitomo Mitsui Financial Group, Inc.	4,943
82	Sumitomo Rubber Industries Ltd.	1,126
67	Suntory Beverage & Food Ltd.	2,372
70	Suzuken Co., Ltd.	1,887
295	Takashimaya Co., Ltd.	2,513
495	Tokyo Gas Co., Ltd.	2,853
192	Toyota Motor Corp.	11,561
113	Yamato Holdings Co., Ltd.	2,405

		144,156

	Luxembourg — 0.3%
148	ArcelorMittal	1,939

	Netherlands — 2.6%
28	ASML Holding N.V.	2,752
243	Royal Dutch Shell plc, Class A	8,680
165	Royal Dutch Shell plc, Class B	6,092

		17,524

	New Zealand — 0.5%
195	Auckland International Airport Ltd.	591
1,168	Spark New Zealand Ltd.	2,882

		3,473

	Norway — 1.1%
148	DNB ASA	2,713
461	Norsk Hydro ASA	2,582
96	Telenor ASA	2,155

		7,450

	Portugal — 0.4%
600	EDP - Energias de Portugal S.A.	2,583

	Singapore — 0.8%
276	DBS Group Holdings Ltd.	3,970
259	Singapore Exchange Ltd.	1,411

		5,381

	Spain — 3.0%
110	Banco Bilbao Vizcaya Argentaria S.A.	1,236
287	Banco Popular Espanol S.A.	1,646
328	Banco Santander S.A.	2,896
1,198	Bankia S.A. (a)	2,149
327	Distribuidora Internacional de Alimentacion S.A.	2,080
237	Iberdrola S.A.	1,675

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — continued
155	Repsol S.A.	3,468
346	Telefonica S.A.	5,211

		20,361

	Sweden — 2.1%
51	Assa Abloy AB, Class B	2,714
98	Electrolux AB, Series B	2,784
309	Nordea Bank AB	3,978
403	Telefonaktiebolaget LM Ericsson, Class B	4,760

		14,236

	Switzerland — 7.8%
37	Cie Financiere Richemont S.A.	3,132
45	Credit Suisse Group AG (a)	1,204
132	Glencore plc (a)	675
122	Logitech International S.A. (a)	1,728
191	Nestle S.A.	14,025
118	Novartis AG	10,952
36	Roche Holding AG	10,481
33	Swiss Re AG (a)	2,685
368	UBS AG (a)	6,392
44	Wolseley plc	2,361

		53,635

	United Kingdom — 18.8%
536	3i Group plc	3,409
67	Anglo American plc	1,404
58	Associated British Foods plc	2,572
97	AstraZeneca plc (m)	7,112
446	Aviva plc	3,733
1,507	Barclays plc	5,796
338	Barratt Developments plc (m)	2,274
276	BG Group plc	4,606
828	BP plc (m)	5,958
149	British American Tobacco plc	8,425
623	BT Group plc	3,674
1,198	Debenhams plc	1,244
82	Diageo plc	2,407
308	Dixons Carphone plc	1,956
265	Domino’s Pizza Group plc	2,702
419	Friends Life Group Ltd.	2,175
148	GlaxoSmithKline plc	3,348
3	Hargreaves Lansdown plc	53
1,148	HSBC Holdings plc	11,716
62	InterContinental Hotels Group plc	2,369
1,108	ITV plc	3,599
2,747	Lloyds Banking Group plc (a)	3,392

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
270	Marks & Spencer Group plc	1,759
123	Prudential plc (m)	2,859
56	Reckitt Benckiser Group plc (m)	4,753
59	Rio Tinto Ltd.	3,146
53	Rio Tinto plc	2,508
123	SABMiller plc	6,939
693	SIG plc	1,624
172	Smith & Nephew plc (m)	2,917
101	SSE plc	2,598
78	Standard Chartered plc	1,181
179	Tesco plc (m)	497
157	Unilever N.V., CVA	6,074
1,668	Vodafone Group plc	5,545
33	Whitbread plc (m)	2,295

		128,619

	Total Common Stocks (Cost $555,802)	643,152

Preferred Stocks — 1.4%
	Germany — 1.4%
55	Henkel AG & Co. KGaA	5,415
20	Volkswagen AG	4,373

		9,788

	Total Preferred Stocks (Cost $7,763)	9,788

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
328	Banco Santander S.A., 1.000%, , expiring 11/03/14 (a) (Cost $—)	62

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
19,510	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,510)	19,510

	Total Investments — 98.4% (Cost $583,075)	672,512
	Other Assets in Excess of Liabilities (c) — 1.6%	10,992

	NET ASSETS — 100.0%	$683,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.6%
Pharmaceuticals	10.2
Oil, Gas & Consumable Fuels	6.3
Insurance	5.3
Automobiles	4.1
Diversified Telecommunication Services	3.8
Metals & Mining	3.8
Food Products	3.4
Chemicals	3.0
Beverages	2.2
Electric Utilities	2.2
Food & Staples Retailing	2.0
Capital Markets	2.0
Hotels, Restaurants & Leisure	2.0
Tobacco	1.7

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	1.7%
Media	1.7
Real Estate Management & Development	1.6
Household Durables	1.6
Household Products	1.5
Electronic Equipment, Instruments & Components	1.3
Industrial Conglomerates	1.3
Trading Companies & Distributors	1.3
Electrical Equipment	1.2
Aerospace & Defense	1.2
Road & Rail	1.2
Real Estate Investment Trusts (REITs)	1.1
Multi-Utilities	1.0
Others (each less than 1.0%)	13.8
Short-Term Investment	2.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	TOPIX Index	12/11/14	$3,571	$101
16	SPI 200 Index	12/18/14	1,942	26
315	Dow Jones Euro STOXX 50 Index	12/19/14	12,241	(86)
78	FTSE 100 Index	12/19/14	8,118	(49)

				$(8)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
		Canada — 4.6%
1		Canadian National Railway Co.	93
1		MEG Energy Corp. (a)	35
2		Suncor Energy, Inc.	82

			210

		China — 8.1%
13		Anhui Conch Cement Co., Ltd., Class H	43
1		Baidu, Inc., ADR (a)	175
19		Ping An Insurance Group Co. of China Ltd., Class H	151

			369

		France — 10.2%
3		Accor S.A.	138
6		AXA S.A.	138
—	(h)	Sanofi	41
2		Schneider Electric SE	147

			464

		Germany — 8.0%
1		Allianz SE	94
—	(h)	Bayer AG	52
2		Fresenius SE & Co. KGaA	92
2		SAP SE	127

			365

		Hong Kong — 5.0%
8		Cheung Kong Holdings Ltd.	142
14		Sands China Ltd.	85

			227

		India — 2.2%
2		HDFC Bank Ltd., ADR	103

		Ireland — 1.0%
1		Shire plc	46

		Japan — 13.2%
3		Japan Tobacco, Inc.	106
2		KDDI Corp.	125
3		Kubota Corp.	48
2		Nitto Denko Corp.	97
4		Sumitomo Mitsui Financial Group, Inc.	147
1		Toyota Motor Corp.	78

			601

		Netherlands — 7.5%
2		Akzo Nobel N.V.	143
8		ING Groep N.V., CVA (a)	114
2		Royal Dutch Shell plc, Class A	86

			343

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 3.2%
—	(h)	Samsung Electronics Co., Ltd., Reg. S, GDR	147

		Spain — 1.0%
1		Grifols S.A., ADR	46

		Switzerland — 13.3%
2		Cie Financiere Richemont S.A.	139
1		Holcim Ltd. (a)	93
1		Novartis AG	121
—	(h)	Roche Holding AG	136
7		UBS AG (a)	117

			606

		Taiwan — 1.1%
2		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	51

		United Kingdom — 21.5%
7		ARM Holdings plc	97
40		Barclays plc	152
6		BG Group plc	100
47		Home Retail Group plc	137
9		Meggitt plc	68
4		Prudential plc	96
3		Rio Tinto plc	122
5		Smith & Nephew plc	92
6		WPP plc	116

			980

		Total Common Stocks (Cost $4,197)	4,558

		Total Investments — 99.9% (Cost $4,197)	4,558
		Other Assets in Excess of Liabilities — 0.1%	6

		NET ASSETS — 100.0%	$4,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.3%
Insurance	10.5
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	6.6
Chemicals	5.3
Hotels, Restaurants & Leisure	4.9
Internet Software & Services	3.9
Semiconductors & Semiconductor Equipment	3.3
Technology Hardware, Storage & Peripherals	3.2
Electrical Equipment	3.2
Real Estate Management & Development	3.1
Textiles, Apparel & Luxury Goods	3.1
Internet & Catalog Retail	3.0
Construction Materials	3.0

INDUSTRY	PERCENTAGE
Software	2.8%
Wireless Telecommunication Services	2.7
Metals & Mining	2.7
Capital Markets	2.6
Media	2.5
Tobacco	2.3
Road & Rail	2.0
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	2.0
Automobiles	1.7
Aerospace & Defense	1.5
Machinery	1.1
Biotechnology	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Australia — 2.6%
2,614	Australia & New Zealand Banking Group Ltd.	77,357
4,648	Goodman Group (m)	22,691

		100,048

	Belgium — 2.2%
360	KBC Groep N.V. (a)	19,334
460	Solvay S.A.	62,823

		82,157

	Canada — 0.7%
1,811	First Quantum Minerals Ltd.	27,321

	China — 0.9%
52,539	Industrial & Commercial Bank of China Ltd., Class H	34,884

	Denmark — 1.0%
1,366	Danske Bank A/S	37,505

	Finland — 0.7%
1,671	UPM-Kymmene OYJ	26,505

	France — 15.8%
445	Airbus Group N.V.	26,568
2,618	AXA S.A.	60,472
1,133	BNP Paribas S.A.	71,225
875	Cie de St-Gobain	37,603
2,554	Credit Agricole S.A.	37,788
851	Electricite de France S.A.	25,136
2,950	GDF Suez	71,617
579	Lafarge S.A.	40,195
334	Publicis Groupe S.A.	23,143
705	Renault S.A.	52,436
592	Sanofi	53,750
585	Schneider Electric SE	46,119
381	Sodexo	36,783
992	Suez Environnement Co.	16,707

		599,542

	Germany — 3.2%
655	Bayer AG	93,733
348	Daimler AG	27,155

		120,888

	Hong Kong — 1.5%
1,422	Hutchison Whampoa Ltd.	18,032
4,007	Sands China Ltd.	24,993
2,176	Wharf Holdings Ltd. (The)	16,094

		59,119

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.6%
323	Infosys Ltd., ADR	21,573

	Ireland — 1.2%
482	Ryanair Holdings plc, ADR (a)	26,749
300	Shire plc	20,134

		46,883

	Italy — 5.0%
2,162	Assicurazioni Generali S.p.A.	44,374
10,670	Enel S.p.A.	54,522
1,871	Eni S.p.A.	39,863
16,678	Telecom Italia S.p.A. (a)	18,901
3,917	Unione di Banche Italiane ScpA	30,759

		188,419

	Japan — 23.9%
284	Daikin Industries Ltd. (m)	17,746
2,109	Daiwa House Industry Co., Ltd.	39,909
10,390	Hitachi Ltd.	81,639
1,451	Japan Airlines Co., Ltd.	38,962
1,313	Japan Tobacco, Inc. (m)	44,812
515	KDDI Corp.	33,813
18,060	Mitsubishi UFJ Financial Group, Inc.	105,275
3,012	Mitsui & Co., Ltd.	45,474
1,495	Mitsui Fudosan Co., Ltd.	48,089
1,086	NH Foods Ltd.	25,043
912	Nippon Telegraph & Telephone Corp.	56,744
4,761	Nomura Holdings, Inc.	29,739
1,962	ORIX Corp.	27,227
778	Otsuka Holdings Co., Ltd.	27,298
2,059	Ricoh Co., Ltd.	21,263
937	Seven & I Holdings Co., Ltd.	36,576
1,755	Sony Corp.	34,648
947	Sumitomo Mitsui Financial Group, Inc.	38,638
1,748	Toyota Motor Corp.	105,214
1,110	Yamaha Motor Co., Ltd.	21,004
1,176	Yamato Holdings Co., Ltd.	25,141

		904,254

	Netherlands — 6.3%
3,706	ING Groep N.V., CVA (a)	53,069
14,212	Koninklijke KPN N.V.	46,784
3,847	Royal Dutch Shell plc, Class A	137,428

		237,281

	Norway — 1.5%
1,471	DNB ASA	27,022
5,386	Norsk Hydro ASA	30,154

		57,176

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Russia — 0.5%
1,037	MMC Norilsk Nickel OJSC, ADR	19,357

	South Korea — 1.1%
35	Samsung Electronics Co., Ltd.	40,851

	Spain — 1.9%
4,369	Banco Popular Espanol S.A.	25,094
2,141	Repsol S.A.	47,850

		72,944

	Sweden — 1.6%
2,209	Electrolux AB, Series B	62,600

	Switzerland — 6.8%
903	Nestle S.A.	66,214
485	Novartis AG	45,045
243	Roche Holding AG	71,601
419	Wolseley plc	22,301
169	Zurich Insurance Group AG (a)	51,197

		256,358

	Taiwan — 0.5%
1,736	Asustek Computer, Inc.	17,725

	Turkey — 0.7%
6,667	Turkiye Garanti Bankasi A.S.	26,020

	United Kingdom — 17.3%
897	AstraZeneca plc	65,513
17,172	Barclays plc	66,044
3,670	BG Group plc	61,162
3,856	BP plc (m)	27,743
593	British American Tobacco plc	33,586
10,370	HSBC Holdings plc	105,723
815	InterContinental Hotels Group plc	30,953
2,807	Prudential plc (m)	65,009
1,445	Rio Tinto plc	68,767
728	SABMiller plc	41,171
26,934	Vodafone Group plc	89,566

		655,237

	Total Common Stocks (Cost $3,449,331)	3,694,647

Preferred Stock — 0.7%
	Germany — 0.7%
304	Porsche Automobil Holding SE (Cost $32,892)	24,958

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
39,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $39,776)	39,776

	Total Investments — 99.2% (Cost $3,521,999)	3,759,381
	Other Assets in Excess of Liabilities — 0.8%	30,299

	NET ASSETS — 100.0%	$3,789,680

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.1%
Pharmaceuticals	10.0
Oil, Gas & Consumable Fuels	8.4
Automobiles	6.1
Insurance	5.9
Metals & Mining	3.9
Wireless Telecommunication Services	3.3
Diversified Telecommunication Services	3.3
Real Estate Management & Development	2.8
Household Durables	2.6
Hotels, Restaurants & Leisure	2.5
Food Products	2.4
Multi-Utilities	2.3
Electronic Equipment, Instruments & Components	2.2
Technology Hardware, Storage & Peripherals	2.1
Electric Utilities	2.1
Tobacco	2.1
Trading Companies & Distributors	1.8
Airlines	1.7
Chemicals	1.7
Building Products	1.5
Electrical Equipment	1.2
Beverages	1.1
Construction Materials	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	5.7
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
64	TOPIX Index	12/11/14	$7,618	$38
36	SPI 200 Index	12/18/14	4,370	208
383	Dow Jones Euro STOXX 50 Index	12/19/14	14,883	(583)
98	FTSE 100 Index	12/19/14	10,199	(147)

				$(484)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
13,765	EUR
10,990	for GBP	Barclays Bank plc	11/28/14	$17,578	#	$17,253	#	$(325)
3,054,862	JPY
22,344	for EUR	Deutsche Bank AG	11/28/14	28,005	#	27,202	#	(803)
22,209	AUD	Australia and New Zealand Banking Group Limited	11/28/14	19,447		19,511		64
231,073	AUD	Citibank, N.A.	11/28/14	214,085		203,004		(11,081)
9,027	CAD	Goldman Sachs International	11/28/14	8,198		8,005		(193)
8,181	CHF	Australia and New Zealand Banking Group Limited	11/28/14	8,612		8,505		(107)
10,185	CHF	Citibank, N.A.	11/28/14	10,732		10,588		(144)
15,523	CHF	TD Bank Financial Group	11/28/14	16,479		16,137		(342)
10,326	EUR	Citibank, N.A.	11/28/14	13,179		12,942		(237)
11,758	EUR	Goldman Sachs International	11/28/14	15,445		14,737		(708)
7,415	EUR	Union Bank of Switzerland AG	11/28/14	9,606		9,294		(312)
9,331	GBP	Barclays Bank plc	11/28/14	15,102		14,925		(177)
18,815	GBP	Union Bank of Switzerland AG	11/28/14	31,191		30,093		(1,098)
14,964	GBP	Westpac Banking Corp.	11/28/14	24,123		23,933		(190)
63,472	HKD	Australia and New Zealand Banking Group Limited	11/28/14	8,190		8,185		(5)
84,080	HKD	Credit Suisse International	11/28/14	10,846		10,842		(4)
107,974	HKD	Deutsche Bank AG	11/28/14	13,915		13,923		8
1,081,853	JPY	Deutsche Bank AG	11/28/14	10,549		9,633		(916)
1,326,264	JPY	HSBC Bank, N.A.	11/28/14	12,336		11,810		(526)
1,096,806	JPY	State Street Corp.	11/28/14	10,711		9,766		(945)
59,756	NOK	Australia and New Zealand Banking Group Limited	11/28/14	9,627		8,852		(775)
177,214	NOK	Deutsche Bank AG	11/28/14	28,088		26,252		(1,836)
356,635	SEK	Barclays Bank plc	11/28/14	51,762		48,300		(3,462)
71,353	SGD	Union Bank of Switzerland AG	11/28/14	57,185		55,533		(1,652)
				$644,991		$619,225		$(25,766)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
23,055	AUD	HSBC Bank, N.A.	11/28/14	$20,207	$20,254	$(47)
26,571	CAD	Deutsche Bank AG	11/28/14	24,206	23,561	645
12,568	CAD	Societe Generale	11/28/14	11,456	11,145	311
7,558	CHF	Credit Suisse International	11/28/14	8,035	7,856	179
12,798	CHF	HSBC Bank, N.A.	11/28/14	13,436	13,304	132
23,573	CHF	Societe Generale	11/28/14	26,100	24,505	1,595
24,068	EUR	Barclays Bank plc	11/28/14	30,428	30,166	262
6,521	EUR	BNP Paribas	11/28/14	8,601	8,174	427
8,535	EUR	Credit Suisse International	11/28/14	11,380	10,697	683
9,958	EUR	Deutsche Bank AG	11/28/14	12,568	12,480	88
6,409	EUR	Royal Bank of Scotland	11/28/14	8,156	8,033	123
9,361	EUR	Societe Generale	11/28/14	12,545	11,732	813
35,880	EUR	State Street Corp.	11/28/14	47,627	44,970	2,657
23,542	EUR	Union Bank of Switzerland AG	11/28/14	31,263	29,506	1,757
5,396	GBP	Citibank, N.A.	11/28/14	8,741	8,630	111
11,208	GBP	Morgan Stanley	11/28/14	18,579	17,926	653
11,201	GBP	TD Bank Financial Group	11/28/14	18,031	17,915	116
51,700	HKD	Deutsche Bank AG	11/28/14	6,672	6,667	5
1,897,219	JPY	Barclays Bank plc	11/28/14	17,678	16,893	785
843,292	JPY	Deutsche Bank AG	11/28/14	7,867	7,509	358
17,354,549	JPY	Morgan Stanley	11/28/14	167,526	154,531	12,995
2,336,531	JPY	State Street Corp.	11/28/14	21,840	20,805	1,035
230,700	NOK	Barclays Bank plc	11/28/14	37,452	34,175	3,277
				$570,394	$541,434	$28,960

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2014 of the currency being sold, and the value at October 31, 2014 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 89.2%
	Australia — 6.1%
974	Asciano Ltd.	5,390
444	Australia & New Zealand Banking Group Ltd.	13,147
460	Bank of Queensland Ltd.	5,114
492	Bendigo & Adelaide Bank Ltd.	5,398
688	BHP Billiton Ltd.	20,590
721	Challenger Ltd.	4,436
5,183	Fairfax Media Ltd.	3,726
1,284	GPT Group (The) (m)	4,669
987	Insurance Australia Group Ltd.	5,709
449	Lend Lease Group	6,260
104	Macquarie Group Ltd.	5,601
814	Westfield Corp. (m)	5,717
394	Westpac Banking Corp.	12,084

		97,841

	Austria — 0.5%
117	ams AG	4,196
102	Voestalpine AG	4,092

		8,288

	Belgium — 1.7%
159	Anheuser-Busch InBev N.V.	17,618
130	Belgacom S.A.	4,898
194	bpost S.A.	4,813

		27,329

	China — 0.4%
8,194	China Construction Bank Corp., Class H	6,114

	Denmark — 1.1%
2	AP Moeller - Maersk A/S, Class B	5,475
214	Danske Bank A/S	5,866
73	Pandora A/S	6,119

		17,460

	Finland — 1.9%
141	Metso OYJ	4,598
747	Nokia OYJ	6,240
419	Outokumpu OYJ (a)	2,377
106	Sampo OYJ, Class A	5,071
504	Stora Enso OYJ, Class R	4,166
148	Tieto OYJ	3,742
298	UPM-Kymmene OYJ	4,729

		30,923

	France — 10.2%
88	Accor S.A.	3,683
421	Altran Technologies S.A.	4,134
406	AXA S.A.	9,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
179	BNP Paribas S.A.	11,228
75	Cap Gemini S.A.	4,955
41	Casino Guichard Perrachon S.A.	4,216
103	Cie de St-Gobain	4,432
396	Credit Agricole S.A.	5,855
122	Electricite de France S.A.	3,604
38	Gaztransport Et Technigaz S.A.	2,146
308	GDF Suez	7,480
67	Imerys S.A.	4,838
28	Kering	5,383
772	Natixis S.A.	5,311
375	Orange S.A.	5,975
53	Pernod Ricard S.A.	6,004
62	Renault S.A.	4,612
58	Safran S.A.	3,655
207	Sanofi	18,757
154	Societe Generale S.A.	7,429
628	Technicolor S.A. (a)	3,706
83	Teleperformance	5,243
86	Thales S.A.	4,271
349	Total S.A.	20,849
45	Valeo S.A.	5,013

		162,165

	Germany — 6.0%
82	Allianz SE	12,975
168	Bayer AG	24,095
70	Bayerische Motoren Werke AG	7,489
31	Continental AG	6,161
167	Daimler AG	13,021
154	Deutsche Annington Immobilien SE	4,452
197	Freenet AG	5,177
77	Fresenius Medical Care AG & Co. KGaA	5,682
108	Fresenius SE & Co. KGaA	5,534
69	HeidelbergCement AG	4,738
66	Merck KGaA	5,963

		95,287

	Hong Kong — 1.8%
379	Cheung Kong Holdings Ltd.	6,728
1,910	China Overseas Land & Investment Ltd.	5,542
522	Hutchison Whampoa Ltd.	6,619
688	Sands China Ltd.	4,294
444	Swire Pacific Ltd., Class A	5,817

		29,000

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	India — 0.3%
87	HDFC Bank Ltd., ADR	4,553

	Ireland — 1.2%
88	DCC plc	4,947
1,052	Greencore Group plc	4,414
94	Ryanair Holdings plc, ADR (a)	5,220
218	Smurfit Kappa Group plc	4,517

		19,098

	Israel — 0.6%
177	Teva Pharmaceutical Industries Ltd., ADR	10,010

	Italy — 1.6%
1,186	Enel S.p.A.	6,061
2,852	Intesa Sanpaolo S.p.A.	8,385
4,989	Telecom Italia S.p.A. (a)	5,654
628	Unione di Banche Italiane ScpA	4,931

		25,031

	Japan — 19.2%
183	Asahi Group Holdings Ltd.	5,673
605	Asahi Kasei Corp.	4,965
485	Astellas Pharma, Inc.	7,524
849	Bank of Yokohama Ltd. (The) (m)	4,907
169	Bridgestone Corp.	5,654
305	Brother Industries Ltd.	5,432
230	Canon, Inc.	7,044
325	Casio Computer Co., Ltd. (m)	5,179
161	Century Tokyo Leasing Corp.	4,221
447	Daicel Corp.	5,153
1,137	Fuji Electric Co., Ltd.	4,995
202	FUJIFILM Holdings Corp.	6,794
909	Fukuoka Financial Group, Inc.	4,651
307	Hitachi Chemical Co., Ltd.	5,408
1,041	Hitachi Ltd.	8,180
460	ITOCHU Corp.	5,566
251	Japan Aviation Electronics Industry Ltd.	4,973
217	Japan Tobacco, Inc. (m)	7,418
1,702	Kawasaki Kisen Kaisha Ltd.	3,878
123	KDDI Corp.	8,097
124	Kose Corp.	5,084
352	Kubota Corp.	5,603
710	Marubeni Corp.	4,567
352	Medipal Holdings Corp.	3,904
347	Mitsubishi Corp.	6,810
2,403	Mitsubishi UFJ Financial Group, Inc.	14,009
186	Mitsui Fudosan Co., Ltd.	5,983
183	NGK Spark Plug Co., Ltd.	4,783

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
251	NH Foods Ltd.	5,788
118	Nippon Telegraph & Telephone Corp.	7,323
646	Nissan Motor Co., Ltd.	5,889
83	Nitori Holdings Co., Ltd.	5,260
89	Nitto Denko Corp.	4,835
392	NSK Ltd.	5,135
118	Omron Corp.	5,567
492	ORIX Corp.	6,826
24	Ryohin Keikaku Co., Ltd.	3,254
74	Santen Pharmaceutical Co., Ltd.	4,399
117	Seiko Epson Corp.	5,411
424	Sekisui Chemical Co., Ltd.	5,285
208	Sohgo Security Services Co., Ltd.	4,874
339	Sumitomo Electric Industries Ltd.	4,631
939	Sumitomo Heavy Industries Ltd.	5,148
256	Sumitomo Mitsui Financial Group, Inc.	10,436
969	Sumitomo Mitsui Trust Holdings, Inc.	3,956
376	T&D Holdings, Inc.	4,846
919	Taisei Corp.	5,111
315	Toyo Tire & Rubber Co., Ltd.	5,196
396	Toyota Motor Corp.	23,842
312	Yamaha Motor Co., Ltd.	5,900

		305,367

	Luxembourg — 0.3%
149	APERAM (a)	4,279

	Netherlands — 3.5%
783	Aegon N.V.	6,378
83	Heineken N.V.	6,214
748	ING Groep N.V., CVA (a)	10,716
864	Royal Dutch Shell plc, Class B	31,926

		55,234

	Norway — 1.5%
294	DNB ASA	5,401
910	Norsk Hydro ASA	5,097
498	Orkla ASA	3,807
262	Statoil ASA	6,001
60	Yara International ASA	2,748

		23,054

	Portugal — 0.3%
1,133	EDP - Energias de Portugal S.A.	4,876

	South Africa — 0.3%
567	Investec plc	5,199

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 0.6%
19	Hyundai Motor Co.	3,009
5	Samsung Electronics Co., Ltd.	5,916

		8,925

	Spain — 1.7%
501	Bankinter S.A.	4,140
261	Ferrovial S.A.	5,340
179	Gas Natural SDG S.A.	5,177
977	Iberdrola S.A.	6,915
278	Repsol S.A.	6,209

		27,781

	Sweden — 1.9%
235	Boliden AB	3,880
314	Castellum AB	4,819
208	Electrolux AB, Series B	5,895
398	Securitas AB, Class B	4,403
108	Svenska Handelsbanken AB, Class A	5,183
221	Swedbank AB, Class A	5,844

		30,024

	Switzerland — 9.8%
49	Actelion Ltd. (a)	5,809
294	Credit Suisse Group AG (a)	7,830
5	Galenica AG	4,284
6	Georg Fischer AG (a) (m)	3,732
1,634	Glencore plc (a)	8,386
24	Lonza Group AG (a)	2,649
270	Nestle S.A.	19,804
333	Novartis AG	30,944
415	OC Oerlikon Corp. AG (a)	5,247
104	Roche Holding AG	30,793
21	Straumann Holding AG	5,165
24	Swiss Life Holding AG (a)	5,504
74	Swiss Re AG (a)	5,981
594	UBS AG (a)	10,336
32	Zurich Insurance Group AG (a)	9,691

		156,155

	United Kingdom — 16.7%
823	3i Group plc	5,235
291	Ashtead Group plc	4,871
197	AstraZeneca plc (m)	14,385
803	Aviva plc	6,713
2,656	Barclays plc	10,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
766	Barratt Developments plc (m)	5,151
3,005	BP plc (m)	21,622
341	British American Tobacco plc	19,327
473	British Land Co. plc (The) (m)	5,525
354	Britvic plc	3,864
1,364	BT Group plc	8,044
388	BTG plc (a)	4,693
779	Carillion plc	4,150
94	Carnival plc	3,758
1,022	Direct Line Insurance Group plc	4,522
459	Dixons Carphone plc	2,916
549	Hammerson plc (m)	5,390
169	Hikma Pharmaceuticals plc	5,139
1,276	Home Retail Group plc	3,744
1,033	HSBC Holdings plc	10,530
209	Imperial Tobacco Group plc	9,094
1,590	ITV plc	5,165
335	John Wood Group plc	3,557
9,416	Lloyds Banking Group plc (a)	11,628
415	Northgate plc	3,253
218	Persimmon plc (a)	5,115
324	Playtech plc	3,673
769	Premier Oil plc	3,176
526	Prudential plc (m)	12,185
102	Reckitt Benckiser Group plc (m)	8,556
283	Rio Tinto plc	13,461
363	Smith & Nephew plc (m)	6,155
285	St. James’s Place plc	3,406
2,313	Taylor Wimpey plc	4,393
190	Travis Perkins plc	5,042
359	Vesuvius plc	2,454
4,802	Vodafone Group plc	15,970

		266,077

	Total Common Stocks (Cost $1,357,067)	1,420,070

Preferred Stocks — 0.7%
	Germany — 0.7%
52	Henkel AG & Co. KGaA	5,121
29	Volkswagen AG	6,167

		11,288

	Total Preferred Stocks (Cost $10,538)	11,288

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
43,403	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $43,403)	43,403

	Total Investments — 92.6% (Cost $1,411,008)	1,474,761
	Other Assets in Excess of Liabilities — 7.4%	118,602

	NET ASSETS — 100.0%	$1,593,363

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.4%
Pharmaceuticals	10.9
Insurance	6.3
Oil, Gas & Consumable Fuels	6.2
Automobiles	4.7
Metals & Mining	4.2
Real Estate Management & Development	2.7
Beverages	2.7
Tobacco	2.4
Capital Markets	2.3
Food Products	2.3
Machinery	2.2
Diversified Telecommunication Services	2.2
Auto Components	2.1
Household Durables	2.1
Technology Hardware, Storage & Peripherals	2.1
Wireless Telecommunication Services	2.0
Trading Companies & Distributors	1.8
Chemicals	1.6
Electric Utilities	1.5
Real Estate Investment Trusts (REITs)	1.4
Electronic Equipment, Instruments & Components	1.3
Diversified Financial Services	1.0
Health Care Providers & Services	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	15.7
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$1,016,717	83.0%
Emerging Markets Equity Fund	1,894,803	74.9
Global Equity Income Fund	57,399	50.5
Global Research Enhanced Index Fund	1,300,448	36.5
International Equity Fund	2,279,834	94.8
International Opportunities Fund	1,699,138	97.2
International Research Enhanced Equity Fund	647,643	96.3
International Unconstrained Equity Fund	3,973	87.2
International Value Fund	3,643,963	96.9
Intrepid International Fund	1,411,575	95.7

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,210,151		$2,484,913	$111,016		$3,360,550
Investments in affiliates, at value	15,512		44,001	2,653		200,095

Total investment securities, at value	1,225,663		2,528,914	113,669		3,560,645
Cash	—		2,969	165		—
Foreign currency, at value	6,205		21,642	94		1,721
Deposits at broker for futures contracts	—		—	—		7,863
Receivables:
Investment securities sold	9,114		20,071	—		1,115
Fund shares sold	319		2,325	325		1,680
Dividends from non-affiliates	591		1,734	162		3,857
Dividends from affiliates	—	(a)	1	—	(a)	3
Tax reclaims	—		—	79		1,668
Variation margin on futures contracts	—		—	—		4,644

Total Assets	1,241,892		2,577,656	114,494		3,583,196

LIABILITIES:
Payables:
Due to custodian	7,937		—	—		840
Distributions	—		—	41		—
Investment securities purchased	3,072		28,837	—		1,776
Fund shares redeemed	1,622		9,225	146		1,651
Accrued liabilities:
Investment advisory fees	883		1,910	43		144
Administration fees	73		158	4		56
Distribution fees	20		107	17		—	(a)
Shareholder servicing fees	113		237	23		719
Custodian and accounting fees	779		1,752	66		234
Trustees’ and Chief Compliance Officer’s fees	1		3	—		3
Deferred India capital gains tax	626		—	—		—
Audit fees	41		37	47		47
Registration fees	—		6	28		—
Other	52		410	17		13

Total Liabilities	15,219		42,682	432		5,483

Net Assets	$1,226,673		$2,534,974	$114,062		$3,577,713

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,265,316	$2,097,427	$102,661	$3,157,091
Accumulated undistributed (distributions in excess of) net investment income	19,133	27,228	1,110	57,231
Accumulated net realized gains (losses)	(100,025)	(16,031)	862	35,068
Net unrealized appreciation (depreciation)	42,249	426,350	9,429	328,323

Total Net Assets	$1,226,673	$2,534,974	$114,062	$3,577,713

Net Assets:
Class A	$80,806	$350,555	$74,652	$64
Class B	—	2,687	—	—
Class C	5,331	56,732	3,530	63
Class R2	—	—	574	63
Class R5	852,477	—	587	—
Class R6	—	1,130,050	—	—
Institutional Class	—	411,449	—	—
Select Class	288,059	583,501	34,719	3,577,523

Total	$1,226,673	$2,534,974	$114,062	$3,577,713

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,155	14,779	4,549	3
Class B	—	116	—	—
Class C	412	2,464	216	3
Class R2	—	—	35	3
Class R5	64,497	—	36	—
Class R6	—	46,247	—	—
Institutional Class	—	16,849	—	—
Select Class	21,876	24,068	2,110	190,197
Net Asset Value (a):
Class A — Redemption price per share	$13.13	$23.72	$16.41	$18.77
Class B — Offering price per share (b)	—	23.19	—	—
Class C — Offering price per share (b)	12.92	23.03	16.36	18.68
Class R2 — Offering and redemption price per share	—	—	16.41	18.72
Class R5 — Offering and redemption price per share	13.22	—	16.46	—
Class R6 — Offering and redemption price per share	—	24.44	—	—
Institutional Class — Offering and redemption price per share	—	24.42	—	—
Select Class — Offering and redemption price per share	13.17	24.24	16.45	18.81
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.86	$25.03	$17.32	$19.81

Cost of investments in non-affiliates	$1,167,266	$2,058,572	$101,581	$3,038,879
Cost of investments in affiliates	15,512	44,001	2,653	200,095
Cost of foreign currency	6,206	21,665	94	1,733

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except per share amounts)

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$2,345,113	$1,710,141	$653,002
Investments in affiliates, at value	60,248	37,589	19,510

Total investment securities, at value	2,405,361	1,747,730	672,512
Cash	49	49	49
Foreign currency, at value	151	22	7,031
Deposits at broker for futures contracts	—	—	1,815
Receivables:
Investment securities sold	—	584	—
Fund shares sold	80,452	5,880	110
Dividends from non-affiliates	4,591	3,523	1,257
Dividends from affiliates	1	1	1
Tax reclaims	3,169	1,929	828
Variation margin on futures contracts	—	—	702
Unrealized appreciation on forward foreign currency exchange contracts	—	14,779	—
Due from Adviser	—	—	7

Total Assets	2,493,774	1,774,497	684,312

LIABILITIES:
Payables:
Fund shares redeemed	4,750	159	323
Variation margin on futures contracts	—	45	—
Unrealized depreciation on forward foreign currency exchange contracts	—	17,064	—
Accrued liabilities:
Investment advisory fees	1,291	842	—
Administration fees	132	116	2
Distribution fees	56	24	35
Shareholder servicing fees	151	37	136
Custodian and accounting fees	336	263	193
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Transfer agent fees	155	50	51
Other	112	49	68

Total Liabilities	6,984	18,651	808

Net Assets	$2,486,790	$1,755,846	$683,504

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$2,205,040	$1,606,073	$474,813
Accumulated undistributed (distributions in excess of) net investment income	2,234	45,420	13,515
Accumulated net realized gains (losses)	(11,993)	(12,293)	105,915
Net unrealized appreciation (depreciation)	291,509	116,646	89,261

Total Net Assets	$2,486,790	$1,755,846	$683,504

Net Assets:
Class A	$186,242	$110,667	$96,325
Class B	963	196	1,754
Class C	26,299	1,441	20,724
Class R2	1,405	—	2,521
Class R5	95,749	—	—
Class R6	1,681,788	1,539,613	—
Institutional Class	—	56,348	—
Select Class	494,344	47,581	562,180

Total	$2,486,790	$1,755,846	$683,504

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,212	7,476	4,727
Class B	65	13	93
Class C	1,811	100	1,053
Class R2	92	—	126
Class R5	6,191	—	—
Class R6	108,776	101,768	—
Institutional Class	—	3,725	—
Select Class	31,987	3,160	27,373

Net Asset Value (a):
Class A — Redemption price per share	$15.25	$14.80	$20.38
Class B — Offering price per share (b)	14.72	14.89	18.77
Class C — Offering price per share (b)	14.52	14.41	19.68
Class R2 — Offering and redemption price per share	15.19	—	20.07
Class R5 — Offering and redemption price per share	15.46	—	—
Class R6 — Offering and redemption price per share	15.46	15.13	—
Institutional Class — Offering and redemption price per share	—	15.13	—
Select Class — Offering and redemption price per share	15.45	15.06	20.54
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.09	$15.62	$21.51

Cost of investments in non-affiliates	$2,053,286	$1,590,954	$563,565
Cost of investments in affiliates	60,248	37,589	19,510
Cost of foreign currency	155	19	7,120

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except per share amounts)

	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,558		$3,719,605	$1,431,358
Investments in affiliates, at value	—		39,776	43,403

Total investment securities, at value	4,558		3,759,381	1,474,761
Cash	161		2,662	49
Foreign currency, at value	1		6,744	—	(a)
Deposits at broker for futures contracts	—		2,389	—
Receivables:
Investment securities sold	—	(a)	—	8,888
Fund shares sold	—	(a)	11,125	110,110
Dividends from non-affiliates	8		8,436	2,502
Dividends from affiliates	—		1	1
Tax reclaims	8		3,449	892
Variation margin on futures contracts	—		1,092	—
Unrealized appreciation on forward foreign currency exchange contracts	—		29,079	—

Total Assets	4,736		3,824,358	1,597,203

LIABILITIES:
Payables:
Investment securities purchased	69		—	2,362
Fund shares redeemed	—		5,504	157
Unrealized depreciation on forward foreign currency exchange contracts	—		25,885	—
Accrued liabilities:
Investment advisory fees	31		1,543	908
Administration fees	—		217	94
Distribution fees	—	(a)	119	22
Shareholder servicing fees	1		406	25
Custodian and accounting fees	23		529	180
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	2
Audit fees	45		36	32
Other	3		434	58

Total Liabilities	172		34,678	3,840

Net Assets	$4,564		$3,789,680	$1,593,363

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$3,838	$3,803,178	$2,054,850
Accumulated undistributed (distributions in excess of) net investment income	50	111,876	19,658
Accumulated net realized gains (losses)	315	(364,911)	(544,778)
Net unrealized appreciation (depreciation)	361	239,537	63,633

Total Net Assets	$4,564	$3,789,680	$1,593,363

Net Assets:
Class A	$351	$491,010	$101,114
Class B	—	1,602	—
Class C	137	31,176	1,318
Class R2	68	1,768	98
Class R5	70	—	—
Class R6	70	30,992	—
Institutional Class	—	2,932,420	1,474,870
Select Class	3,868	300,712	15,963

Total	$4,564	$3,789,680	$1,593,363

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19	34,725	5,189
Class B	—	114	—
Class C	7	2,272	67
Class R2	3	127	5
Class R5	3	—	—
Class R6	3	2,149	—
Institutional Class	—	203,522	73,934
Select Class	207	20,764	789

Net Asset Value (a):
Class A — Redemption price per share	$18.59	$14.14	$19.49
Class B — Offering price per share (b)	—	14.02	—
Class C — Offering price per share (b)	18.44	13.72	19.63
Class R2 — Offering and redemption price per share	18.55	13.93	19.31
Class R5 — Offering and redemption price per share	18.72	—	—
Class R6 — Offering and redemption price per share	18.73	14.42	—
Institutional Class — Offering and redemption price per share	—	14.41	19.95
Select Class — Offering and redemption price per share	18.67	14.48	20.22
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.62	$14.92	$20.57

Cost of investments in non-affiliates	$4,197	$3,482,223	$1,367,605
Cost of investments in affiliates	—	39,776	43,403
Cost of foreign currency	1	6,833	— (c)

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund	Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$2		$14		$1	$6
Dividend income from non-affiliates	38,586		72,961		8,203	73,674
Dividend income from affiliates	2		8		— (a)	21
Foreign taxes withheld	(3,014)		(4,633)		(409)	(2,992)

Total investment income	35,576		68,350		7,795	70,709

EXPENSES:
Investment advisory fees	10,691		29,151		929	5,682
Administration fees	886		2,418		96	2,354
Distribution fees:
Class A	186		814		155	—	(a)
Class B	—		24		—	—
Class C	39		411		22	1
Class R2	—		—		3	—	(a)
Shareholder servicing fees:
Class A	186		814		155	—	(a)
Class B	—		8		—	—
Class C	13		137		7	—	(a)
Class R2	—		—		2	—	(a)
Class R5	357		—		— (a)	—
Institutional Class	—		1,212		—	—
Select Class	688		1,687		125	7,103
Custodian and accounting fees	1,110		2,439		81	282
Interest expense to affiliates	5		23		1	1
Professional fees	86		123		79	94
Trustees’ and Chief Compliance Officer’s fees	11		31		1	28
Printing and mailing costs	44		430		8	89
Registration and filing fees	103		191		98	52
Transfer agent fees	210		2,989		58	64
Offering costs	—		—		—	13
Other	36		380		8	46

Total expenses	14,651		43,282		1,828	15,809

Less amounts waived	(1,447)		(3,302)		(494)	(6,429)
Less expense reimbursements	—		—		—	—	(a)

Net expenses	13,204		39,980		1,334	9,380

Net investment income (loss)	22,372		28,370		6,461	61,329

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(31,998	)(b)	81,600		906	21,364
Futures	—		—		23	19,447
Foreign currency transactions	(705)		(1,206)		(766)	570

Net realized gain (loss)	(32,703)		80,394		163	41,381

Distributions of capital gains received from investment company affiliates	—	(a)	1		— (a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,401	)(c)	(76,744	)(d)	(3,194)	162,237
Futures	—		—		—	4,599
Foreign currency translations	(75)		(500)		171	(223)

Change in net unrealized appreciation/depreciation	(12,476)		(77,244)		(3,023)	166,613

Net realized/unrealized gains (losses)	(45,179)		3,151		(2,860)	207,995

Change in net assets resulting from operations	$(22,807)		$31,521		$3,601	$269,324

(a)	Amount rounds to less than $1,000.
(b)	Net of India capital gains tax of approximately $(807,000) for Emerging Economies Fund.
(c)	Net of change in India capital gains tax of approximately $(626,000) for Emerging Economies Fund
(d)	Net of change in India capital gains tax of approximately $5,585,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund	International Opportunities Fund	International Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$3
Interest income from affiliates	— (a)	1	—
Dividend income from non-affiliates	87,761	64,267	20,171
Dividend income from affiliates	9	6	3
Foreign taxes withheld	(4,552)	(4,327)	(2,143)

Total investment income	83,218	59,947	18,034

EXPENSES:
Investment advisory fees	18,563	10,098	2,464
Administration fees	1,924	1,395	534
Distribution fees:
Class A	501	303	265
Class B	10	2	17
Class C	196	10	166
Class R2	7	—	10
Shareholder servicing fees:
Class A	501	303	265
Class B	3	1	6
Class C	65	3	55
Class R2	3	—	5
Class R5	55	—	—
Institutional Class	—	62	—
Select Class	1,153	116	1,278
Custodian and accounting fees	494	375	228
Interest expense to affiliates	— (a)	1	—	(a)
Professional fees	102	100	99
Trustees’ and Chief Compliance Officer’s fees	23	17	5
Printing and mailing costs	151	57	81
Registration and filing fees	121	107	67
Transfer agent fees	683	244	296
Other	85	48	16

Total expenses	24,640	13,242	5,857

Less amounts waived	(3,477)	(90)	(3,189)

Net expenses	21,163	13,152	2,668

Net investment income (loss)	62,055	46,795	15,366

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,841	56,182	118,084	(b)
Futures	—	(3,070)	225
Foreign currency transactions	(558)	3,539	(214)

Net realized gain (loss)	21,283	56,651	118,095

Distributions of capital gains received from investment company affiliates	1	1	—	(a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(123,418)	(124,047)	(137,455	)(c)
Futures	—	(45)	(730)
Foreign currency translations	(374)	(6,004)	(263)

Change in net unrealized appreciation/depreciation	(123,792)	(130,096)	(138,448)

Net realized/unrealized gains (losses)	(102,508)	(73,444)	(20,353)

Change in net assets resulting from operations	$(40,453)	$(26,649)	$(4,987)

(a)	Amount rounds to less than $1,000.
(b)	Net of India capital gains tax of approximately $(20,000) for International Research Enhanced Equity Fund.
(c)	Net of change in India capital gains tax of approximately $2,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014 (continued)

(Amounts in thousands)

	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$—
Dividend income from non-affiliates	107	170,236	33,749
Dividend income from affiliates	—	11	4
Foreign taxes withheld	(6)	(11,135)	(1,966)

Total investment income	101	159,112	31,787

EXPENSES:
Investment advisory fees	36	21,657	7,708
Administration fees	4	2,992	798
Distribution fees:
Class A	1	989	214
Class B	—	16	—
Class C	1	228	10
Class R2	— (a)	8	1
Shareholder servicing fees:
Class A	1	989	214
Class B	—	5	—
Class C	— (a)	76	3
Class R2	— (a)	4	— (a)
Class R5	— (a)	—	—
Institutional Class	—	2,738	861
Select Class	10	906	40
Custodian and accounting fees	35	744	266
Interest expense to affiliates	—	— (a)	—
Professional fees	74	123	103
Trustees’ and Chief Compliance Officer’s fees	— (a)	36	9
Printing and mailing costs	1	499	32
Registration and filing fees	70	218	77
Transfer agent fees	10	4,160	169
Other	7	420	32

Total expenses	250	36,808	10,537

Less amounts waived	(40)	(780)	(1,444)
Less expense reimbursements	(160)	—	—

Net expenses	50	36,028	9,093

Net investment income (loss)	51	123,084	22,694

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	315	110,478	16,036
Futures	—	772	—
Foreign currency transactions	(1)	18,128	(87)

Net realized gain (loss)	314	129,378	15,949

Distributions of capital gains received from investment company affiliates	—	1	— (a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(468)	(397,476)	(71,812)
Futures	—	(575)	—
Foreign currency translations	— (a)	(5,270)	(143)

Change in net unrealized appreciation/depreciation	(468)	(403,321)	(71,955)

Net realized/unrealized gains (losses)	(154)	(273,942)	(56,006)

Change in net assets resulting from operations	$(103)	$(150,858)	$(33,312)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,372	$12,411	$28,370	$21,086
Net realized gain (loss)	(32,703)	(8,533)	80,394	(2,060)
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	(12,476)	42,201	(77,244)	113,989

Change in net assets resulting from operations	(22,807)	46,079	31,521	133,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(788)	(283)	(1,101)	(1,014)
Class B
From net investment income	—	—	—	(2)
Class C
From net investment income	(39)	(13)	—	(15)
Class R5
From net investment income	(10,129)	(4,485)	—	—
Institutional Class
From net investment income	—	—	(17,566)	(4,645)
Select Class
From net investment income	(3,202)	(1,651)	(1,422)	(7,568)

Total distributions to shareholders	(14,158)	(6,432)	(20,089)	(13,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	234,052	544,006	(888,151)	1,039,436

NET ASSETS:
Change in net assets	197,087	583,653	(876,719)	1,159,207
Beginning of period	1,029,586	445,933	3,411,693	2,252,486

End of period	$1,226,673	$1,029,586	$2,534,974	$3,411,693

Accumulated undistributed (distributions in excess of) net investment income	$19,133	$12,415	$27,228	$20,153

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,461	$2,017	$61,329	$13,598
Net realized gain (loss)	163	1,432	41,381	7,876
Distributions of capital gains received from investment company affiliates	— (b)	—	1	—
Change in net unrealized appreciation/depreciation	(3,023)	9,975	166,613	161,710

Change in net assets resulting from operations	3,601	13,424	269,324	183,184

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,495)	(734)	(1)	—
From net realized gains	(419)	(33)	— (b)	—
Class C
From net investment income	(109)	(23)	— (b)	—
From net realized gains	(16)	(1)	(1)	—
Class R2
From net investment income	(21)	(12)	— (b)	—
From net realized gains	(4)	(1)	— (b)	—
Class R5
From net investment income	(26)	(15)	—	—
From net realized gains	(4)	(1)	—	—
Select Class
From net investment income	(2,019)	(1,109)	(20,542)	—
From net realized gains	(434)	(46)	(11,342)	—

Total distributions to shareholders	(5,547)	(1,975)	(31,886)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,324	58,368	1,445,076	1,712,015

NET ASSETS:
Change in net assets	6,378	69,817	1,682,514	1,895,199
Beginning of period	107,684	37,867	1,895,199	—

End of period	$114,062	$107,684	$3,577,713	$1,895,199

Accumulated undistributed (distributions in excess of) net investment income	$1,110	$61	$57,231	$14,318

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,055	$24,931	$46,795	$23,984
Net realized gain (loss)	21,283	(952)	56,651	14,960
Distributions of capital gains received from investment company affiliates	1	—	1	—
Change in net unrealized appreciation/depreciation	(123,792)	251,588	(130,096)	206,684

Change in net assets resulting from operations	(40,453)	275,567	(26,649)	245,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,391)	(1,844)	(964)	(1,582)
Class B
From net investment income	(22)	(19)	—	(7)
Class C
From net investment income	(530)	(216)	(6)	(9)
Class R2
From net investment income	(28)	(9)	—	—
Class R5
From net investment income	(2,846)	(1,634)	—	—
Class R6
From net investment income	(42,018)	(16,840)	(14,924)	(17,272)
Institutional Class
From net investment income	—	—	(670)	(1,013)
Select Class
From net investment income	(11,524)	(4,056)	(395)	(770)

Total distributions to shareholders	(61,359)	(24,618)	(16,959)	(20,653)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	583,648	677,970	361,687	377,607

NET ASSETS:
Change in net assets	481,836	928,919	318,079	602,582
Beginning of period	2,004,954	1,076,035	1,437,767	835,185

End of period	$2,486,790	$2,004,954	$1,755,846	$1,437,767

Accumulated undistributed (distributions in excess of) net investment income	$2,234	$2,096	$45,420	$12,024

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,366	$10,753	$51	$44
Net realized gain (loss)	118,095	92,694	314	275
Distributions of capital gains received from investment company affiliates	— (a)	—	—	—
Change in net unrealized appreciation/depreciation	(138,448)	23,098	(468)	465

Change in net assets resulting from operations	(4,987)	126,545	(103)	784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,006)	(2,307)	(1)	— (a)
From net realized gains	(1,739)	—	(6)	(1)
Class B
From net investment income	(38)	(53)	—	—
From net realized gains	(46)	—	—	—
Class C
From net investment income	(316)	(289)	(1)	— (a)
From net realized gains	(361)	—	(5)	(1)
Class R2
From net investment income	(31)	(19)	— (a)	— (a)
From net realized gains	(30)	—	(4)	(1)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(4)	(1)
Class R6
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(1)
Select Class
From net investment income	(9,519)	(11,791)	(40)	(27)
From net realized gains	(7,401)	—	(251)	(65)

Total distributions to shareholders	(21,487)	(14,459)	(319)	(99)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,002	(98,503)	690	148

NET ASSETS:
Change in net assets	84,528	13,583	268	833
Beginning of period	598,976	585,393	4,296	3,463

End of period	$683,504	$598,976	$4,564	$4,296

Accumulated undistributed (distributions in excess of) net investment income	$13,515	$7,888	$50	$44

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$123,084	$52,737	$22,694	$8,431
Net realized gain (loss)	129,378	122,199	15,949	11,427
Distributions of capital gains received from investment company affiliates	1	—	— (a)	—
Change in net unrealized appreciation/depreciation	(403,321)	452,404	(71,955)	91,063

Change in net assets resulting from operations	(150,858)	627,340	(33,312)	110,921

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,106)	(2,974)	(764)	(482)
Class B
From net investment income	(26)	(50)	—	—
Class C
From net investment income	(395)	(259)	(7)	(8)
Class R2
From net investment income	(18)	(20)	(1)	(1)
Class R6
From net investment income	(2,279)	(725)	—	—
Institutional Class
From net investment income	(53,459)	(17,591)	(9,080)	(5,812)
Select Class
From net investment income	(2,160)	(38,102)	(181)	(148)

Total distributions to shareholders	(63,443)	(59,721)	(10,033)	(6,451)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	927,458	241,482	978,829	207,180

NET ASSETS:
Change in net assets	713,157	809,101	935,484	311,650
Beginning of period	3,076,523	2,267,422	657,879	346,229

End of period	$3,789,680	$3,076,523	$1,593,363	$657,879

Accumulated undistributed (distributions in excess of) net investment income	$111,876	$32,103	$19,658	$7,237

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,826	$57,902	$145,167	$200,902
Distributions reinvested	486	282	933	957
Cost of shares redeemed	(34,401)	(21,023)	(129,933)	(166,780)

Change in net assets resulting from Class A capital transactions	$13,911	$37,161	$16,167	$35,079

Class B
Proceeds from shares issued	$—	$—	$89	$145
Distributions reinvested	—	—	—	2
Cost of shares redeemed	—	—	(1,668)	(2,229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,579)	$(2,082)

Class C
Proceeds from shares issued	$1,870	$3,668	$15,814	$22,299
Distributions reinvested	39	13	—	13
Cost of shares redeemed	(1,443)	(831)	(16,476)	(12,872)

Change in net assets resulting from Class C capital transactions	$466	$2,850	$(662)	$9,440

Class R5
Proceeds from shares issued	$310,191	$347,403	$—	$—
Distributions reinvested	10,129	4,485	—	—
Cost of shares redeemed	(118,184)	(33,394)	—	—

Change in net assets resulting from Class R5 capital transactions	$202,136	$318,494	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$1,092,999	$—
Cost of shares redeemed	—	—	(58,952)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$1,034,047	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,560,275	$615,869
Distributions reinvested	—	—	14,367	3,816
Cost of shares redeemed	—	—	(2,227,333)	(174,724)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(652,691)	$444,961

Select Class
Proceeds from shares issued	$70,981	$195,678	$187,126	$1,137,145
Distributions reinvested	3,170	149	1,240	5,164
Cost of shares redeemed	(56,612)	(10,326)	(1,471,799)	(590,271)

Change in net assets resulting from Select Class capital transactions	$17,539	$185,501	$(1,283,433)	$552,038

Total change in net assets resulting from capital transactions	$234,052	$544,006	$(888,151)	$1,039,436

(a)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	3,659	4,298	6,380	8,879
Reinvested	37	20	43	41
Redeemed	(2,653)	(1,564)	(5,838)	(7,504)

Change in Class A Shares	1,043	2,754	585	1,416

Class B
Issued	—	—	5	6
Reinvested	—	—	—	— (a)
Redeemed	—	—	(76)	(101)

Change in Class B Shares	—	—	(71)	(95)

Class C
Issued	143	277	714	1,012
Reinvested	3	1	—	1
Redeemed	(113)	(63)	(755)	(590)

Change in Class C Shares	33	215	(41)	423

Class R5
Issued	23,523	25,974	—	—
Reinvested	781	328	—	—
Redeemed	(9,179)	(2,509)	—	—

Change in Class R5 Shares	15,125	23,793	—	—

Class R6 (b)
Issued	—	—	48,796	—
Redeemed	—	—	(2,549)	—

Change in Class R6 Shares	—	—	46,247	—

Institutional Class
Issued	—	—	68,256	26,863
Reinvested	—	—	642	160
Redeemed	—	—	(99,390)	(7,462)

Change in Institutional Class Shares	—	—	(30,492)	19,561

Select Class
Issued	5,554	14,733	8,139	49,291
Reinvested	245	11	56	218
Redeemed	(4,249)	(804)	(65,118)	(26,170)

Change in Select Class Shares	1,550	13,940	(56,923)	23,339

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Period Ended October 31, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,956	$41,913	$—		$50
Distributions reinvested	1,278	294	1		—
Cost of shares redeemed	(21,768)	(6,671)	—		—

Change in net assets resulting from Class A capital transactions	$26,466	$35,536	$1		$50

Class C
Proceeds from shares issued	$1,873	$1,304	$—		$50
Distributions reinvested	122	24	1		—
Cost of shares redeemed	(360)	(202)	—		—

Change in net assets resulting from Class C capital transactions	$1,635	$1,126	$1		$50

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Distributions reinvested	25	13	—	(b)	—

Change in net assets resulting from Class R2 capital transactions	$25	$13	$—	(b)	$50

Class R5
Proceeds from shares issued	$—	$—	$—		$—
Distributions reinvested	30	16	—		—

Change in net assets resulting from Class R5 capital transactions	$30	$16	$—		$—

Select Class
Proceeds from shares issued	$21,191	$23,134	$1,641,002		$1,763,157
Distributions reinvested	1,790	935	5,200		—
Cost of shares redeemed	(42,813)	(2,392)	(201,128)		(51,292)

Change in net assets resulting from Select Class capital transactions	$(19,832)	$21,677	$1,445,074		$1,711,865

Total change in net assets resulting from capital transactions	$8,324	$58,368	$1,445,076		$1,712,015

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Global Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Period Ended October 31, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	2,826	2,719	—		3
Reinvested	77	19	—	(b)	—
Redeemed	(1,300)	(429)	—		—

Change in Class A Shares	1,603	2,309	—	(b)	3

Class C
Issued	113	83	—		3
Reinvested	7	2	—	(b)	—
Redeemed	(22)	(13)	—		—

Change in Class C Shares	98	72	—	(b)	3

Class R2
Issued	—	—	—		3
Reinvested	2	— (b)	—	(b)	—

Change in Class R2 Shares	2	— (b)	—	(b)	3

Class R5
Reinvested	2	1	—		—

Change in Class R5 Shares	2	1	—		—

Select Class
Issued	1,276	1,481	91,856		112,224
Reinvested	107	61	299		—
Redeemed	(2,594)	(150)	(11,083)		(3,099)

Change in Select Class Shares	(1,211)	1,392	81,072		109,125

(a)	Commencement of operations was February 28, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,712	$105,812	$67,670	$59,075
Distributions reinvested	2,850	1,255	470	1,575
Cost of shares redeemed	(107,650)	(40,285)	(79,052)	(23,430)

Change in net assets resulting from Class A capital transactions	$4,912	$66,782	$(10,912)	$37,220

Class B
Proceeds from shares issued	$21	$21	$10	$135
Distributions reinvested	18	15	—	6
Cost of shares redeemed	(741)	(833)	(294)	(216)

Change in net assets resulting from Class B capital transactions	$(702)	$(797)	$(284)	$(75)

Class C
Proceeds from shares issued	$8,687	$6,897	$830	$530
Distributions reinvested	408	149	5	7
Cost of shares redeemed	(5,189)	(4,742)	(449)	(109)

Change in net assets resulting from Class C capital transactions	$3,906	$2,304	$386	$428

Class R2
Proceeds from shares issued	$461	$1,194	$—	$—
Distributions reinvested	18	5	—	—
Cost of shares redeemed	(237)	(834)	—	—

Change in net assets resulting from Class R2 capital transactions	$242	$365	$—	$—

Class R5
Proceeds from shares issued	$20,589	$37,375	$—	$—
Distributions reinvested	2,846	1,634	—	—
Cost of shares redeemed	(30,870)	(11,484)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,435)	$27,525	$—	$—

Class R6
Proceeds from shares issued	$512,142	$408,248	$400,224	$376,122
Subscriptions in-kind (See Note 8)	—	47,211	—	—
Distributions reinvested	42,018	16,840	14,924	17,272
Cost of shares redeemed	(54,301)	(64,207)	(41,399)	(67,810)

Change in net assets resulting from Class R6 capital transactions	$499,859	$408,092	$373,749	$325,584

Institutional Class
Proceeds from shares issued	$—	$—	$16,360	$20,744
Distributions reinvested	—	—	435	699
Cost of shares redeemed	—	—	(19,108)	(13,670)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(2,313)	$7,773

Select Class
Proceeds from shares issued	$146,738	$235,602	$17,796	$12,030
Distributions reinvested	10,417	2,411	325	549
Cost of shares redeemed	(74,289)	(64,314)	(17,060)	(5,902)

Change in net assets resulting from Select Class capital transactions	$82,866	$173,699	$1,061	$6,677

Total change in net assets resulting from capital transactions	$583,648	$677,970	$361,687	$377,607

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Equity Fund		International Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	6,902	7,127	4,461	4,282
Reinvested	177	88	31	122
Redeemed	(6,712)	(2,725)	(5,136)	(1,702)

Change in Class A Shares	367	4,490	(644)	2,702

Class B
Issued	1	1	— (a)	10
Reinvested	1	1	—	— (a)
Redeemed	(48)	(58)	(19)	(15)

Change in Class B Shares	(46)	(56)	(19)	(5)

Class C
Issued	572	487	56	37
Reinvested	27	11	1	1
Redeemed	(344)	(341)	(31)	(8)

Change in Class C Shares	255	157	26	30

Class R2
Issued	28	80	—	—
Reinvested	1	— (a)	—	—
Redeemed	(15)	(56)	—	—

Change in Class R2 Shares	14	24	—	—

Class R5
Issued	1,286	2,576	—	—
Reinvested	174	113	—	—
Redeemed	(1,900)	(774)	—	—

Change in Class R5 Shares	(440)	1,915	—	—

Class R6
Issued	32,114	27,104	26,049	26,629
Subscriptions in-kind (See Note 8)	—	3,203	—	—
Reinvested	2,576	1,159	972	1,310
Redeemed	(3,336)	(4,564)	(2,625)	(5,104)

Change in Class R6 Shares	31,354	26,902	24,396	22,835

Institutional Class
Issued	—	—	1,053	1,473
Reinvested	—	—	28	53
Redeemed	—	—	(1,230)	(927)

Change in Institutional Class Shares	—	—	(149)	599

Select Class
Issued	9,057	15,550	1,159	859
Reinvested	638	166	21	42
Redeemed	(4,642)	(4,340)	(1,101)	(433)

Change in Select Class Shares	5,053	11,376	79	468

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,492	$26,970	$343		$15
Distributions reinvested	3,637	2,228	7		1
Cost of shares redeemed	(30,904)	(37,925)	(66)		—

Change in net assets resulting from Class A capital transactions	$(7,775)	$(8,727)	$284		$16

Class B
Proceeds from shares issued	$33	$11	$—		$—
Distributions reinvested	83	51	—		—
Cost of shares redeemed	(1,031)	(959)	—		—

Change in net assets resulting from Class B capital transactions	$(915)	$(897)	$—		$—

Class C
Proceeds from shares issued	$4,045	$6,413	$64		$5
Distributions reinvested	650	280	5		1
Cost of shares redeemed	(4,908)	(5,069)	—	(a)	—

Change in net assets resulting from Class C capital transactions	$(213)	$1,624	$69		$6

Class R2
Proceeds from shares issued	$2,020	$1,192	$—	(a)	$—
Distributions reinvested	18	4	4		1
Cost of shares redeemed	(1,369)	(310)	—		—

Change in net assets resulting from Class R2 capital transactions	$669	$886	$4		$1

Class R5
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	5		2

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5		$2

Class R6
Proceeds from shares issued	$—	$—	$—	(a)	$—
Distributions reinvested	—	—	6		2

Change in net assets resulting from Class R6 capital transactions	$—	$—	$6		$2

Select Class
Proceeds from shares issued	$141,311	$178,267	$53		$29
Distributions reinvested	14,567	1,263	290		92
Cost of shares redeemed	(36,642)	(270,919)	(21)		—

Change in net assets resulting from Select Class capital transactions	$119,236	$(91,389)	$322		$121

Total change in net assets resulting from capital transactions	$111,002	$(98,503)	$690		$148

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	926	1,430	18		1
Reinvested	179	125	1		—	(a)
Redeemed	(1,481)	(2,032)	(4)		—

Change in Class A Shares	(376)	(477)	15		1

Class B
Issued	2	1	—		—
Reinvested	4	3	—		—
Redeemed	(53)	(56)	—		—

Change in Class B Shares	(47)	(52)	—		—

Class C
Issued	199	347	3		1
Reinvested	33	16	—	(a)	—	(a)
Redeemed	(242)	(277)	—	(a)	—

Change in Class C Shares	(10)	86	3		1

Class R2
Issued	96	65	—		—
Reinvested	1	— (a)	—	(a)	—	(a)
Redeemed	(65)	(17)	—		—

Change in Class R2 Shares	32	48	—	(a)	—	(a)

Class R5
Reinvested	—	—	—	(a)	—	(a)

Change in Class R5 Shares	—	—	—	(a)	—	(a)

Class R6
Reinvested	—	—	—	(a)	—	(a)

Change in Class R6 Shares	—	—	—	(a)	—	(a)

Select Class
Issued	6,662	9,085	2		2
Reinvested	711	71	16		5
Redeemed	(1,734)	(14,437)	(1)		—

Change in Select Class Shares	5,639	(5,281)	17		7

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$400,922	$112,329	$90,342	$32,402
Distributions reinvested	4,863	2,655	357	466
Cost of shares redeemed	(111,037)	(52,869)	(46,032)	(14,316)

Change in net assets resulting from Class A capital transactions	$294,748	$62,115	$44,667	$18,552

Class B
Proceeds from shares issued	$51	$45	$—	$—
Distributions reinvested	22	44	—	—
Cost of shares redeemed	(842)	(1,120)	—	—

Change in net assets resulting from Class B capital transactions	$(769)	$(1,031)	$—	$—

Class C
Proceeds from shares issued	$17,441	$9,020	$346	$238
Distributions reinvested	310	184	6	7
Cost of shares redeemed	(7,324)	(4,410)	(137)	(208)

Change in net assets resulting from Class C capital transactions	$10,427	$4,794	$215	$37

Class R2
Proceeds from shares issued	$1,108	$612	$6	$— (a)
Distributions reinvested	9	8	1	1
Cost of shares redeemed	(491)	(490)	(6)	(4)

Change in net assets resulting from Class R2 capital transactions	$626	$130	$1	$(3)

Class R6
Proceeds from shares issued	$766	$68,474	$—	$—
Distributions reinvested	36	2	—	—
Cost of shares redeemed	(73,309)	(292)	—	—

Change in net assets resulting from Class R6 capital transactions	$(72,507)	$68,184	$—	$—

Institutional Class
Proceeds from shares issued	$2,501,197	$495,944	$956,719	$198,991
Distributions reinvested	35,770	14,688	8,462	5,184
Cost of shares redeemed	(518,984)	(243,260)	(33,648)	(17,590)

Change in net assets resulting from Institutional Class capital transactions	$2,017,983	$267,372	$931,533	$186,585

Select Class
Proceeds from shares issued	$159,987	$778,419	$7,397	$4,584
Distributions reinvested	992	22,937	78	41
Cost of shares redeemed	(1,484,029)	(961,438)	(5,062)	(2,616)

Change in net assets resulting from Select Class capital transactions	$(1,323,050)	$(160,082)	$2,413	$2,009

Total change in net assets resulting from capital transactions	$927,458	$241,482	$978,829	$207,180

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	27,177	8,194	4,442		1,795
Reinvested	330	210	18		28
Redeemed	(7,499)	(3,928)	(2,309)		(812)

Change in Class A Shares	20,008	4,476	2,151		1,011

Class B
Issued	4	4	—		—
Reinvested	1	3	—		—
Redeemed	(57)	(85)	—		—

Change in Class B Shares	(52)	(78)	—		—

Class C
Issued	1,212	666	17		12
Reinvested	22	15	—	(a)	1
Redeemed	(515)	(337)	(7)		(11)

Change in Class C Shares	719	344	10		2

Class R2
Issued	76	46	—	(a)	—	(a)
Reinvested	1	1	—	(a)	—	(a)
Redeemed	(34)	(36)	—	(a)	—	(a)

Change in Class R2 Shares	43	11	—	(a)	—	(a)

Class R6
Issued	50	4,945	—		—
Reinvested	2	— (a)	—		—
Redeemed	(4,922)	(21)	—		—

Change in Class R6 Shares	(4,870)	4,924	—		—

Institutional Class
Issued	164,839	35,943	46,348		10,861
Reinvested	2,393	1,146	420		306
Redeemed	(34,844)	(17,638)	(1,633)		(1,063)

Change in Institutional Class Shares	132,388	19,451	45,135		10,104

Select Class
Issued	10,593	57,568	353		248
Reinvested	66	1,797	4		2
Redeemed	(97,497)	(70,321)	(247)		(146)

Change in Select Class Shares	(86,838)	(10,956)	110		104

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2014	$13.63	$0.22	(d)	$(0.57)	$(0.35)	$(0.15)	$—
Year Ended October 31, 2013	12.88	0.19	(d)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(e)
Year Ended October 31, 2010	10.47	0.11	(d)	3.60	3.71	(0.27)	—

Class C
Year Ended October 31, 2014	13.44	0.15	(d)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(e)
Year Ended October 31, 2010	10.46	0.05	(d)	3.59	3.64	(0.23)	—

Class R5
Year Ended October 31, 2014	13.71	0.29	(d)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(d)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(d)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(d)	(1.47)	(1.17)	(0.05)	—	(e)
Year Ended October 31, 2010	10.48	0.17	(d)	3.59	3.76	(0.31)	—

Select Class
Year Ended October 31, 2014	13.67	0.26	(d)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(e)
Year Ended October 31, 2010	10.48	0.14	(d)	3.59	3.73	(0.29)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.13	(2.56)%	$80,806	1.60%	1.71%	1.73%	79%
13.63	6.67	69,690	1.60	1.45	1.72	43
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156

12.92	(3.12)	5,331	2.10	1.13	2.23	79
13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156

13.22	(2.12)	852,477	1.15	2.19	1.28	79
13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156

13.17	(2.35)	288,059	1.35	1.96	1.48	79
13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2014	$23.05	$0.16	(f)(g)	$0.59	$0.75	$(0.08)	$—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(h)
Year Ended October 31, 2010	18.79	(0.01	)(f)	4.71	4.70	(0.04)	—	(h)

Class B
Year Ended October 31, 2014	22.57	0.02	(f)(g)	0.60	0.62	—	—
Year Ended October 31, 2013	21.59	(0.04	)(f)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(f)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(f)	(2.28)	(2.35)	—	—	(h)
Year Ended October 31, 2010	18.60	(0.12	)(f)	4.67	4.55	—	—	(h)

Class C
Year Ended October 31, 2014	22.41	0.05	(f)(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(h)
Year Ended October 31, 2010	18.49	(0.11	)(f)	4.63	4.52	—	—	(h)

Class R6
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—

Institutional Class
Year Ended October 31, 2014	23.73	0.17	(f)(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(h)
Year Ended October 31, 2010	19.23	0.08	(f)	4.82	4.90	(0.09)	—	(h)

Select Class
Year Ended October 31, 2014	23.47	0.18	(f)(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(h)
Year Ended October 31, 2010	19.04	0.05	(f)	4.77	4.82	(0.06)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$23.72	3.26%	$350,555	1.70%	0.72	%(g)	1.81%	33%
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9
23.45	25.08	253,037	1.82	(0.03)		1.83	14

23.19	2.75	2,687	2.20	0.10	(g)	2.31	33
22.57	4.57	4,245	2.26	(0.18)		2.29	34
21.59	3.80	6,100	2.32	(0.23)		2.32	20
20.80	(10.15)	7,572	2.29	(0.32)		2.30	9
23.15	24.46	10,812	2.31	(0.58)		2.32	14

23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9
23.01	24.45	40,757	2.32	(0.52)		2.33	14

24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9
24.04	25.55	513,904	1.40	0.37		1.43	14

24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9
23.80	25.38	925,631	1.57	0.23		1.58	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Equity Income Fund
Class A
Year Ended October 31, 2014	$16.67	$0.91	(f)(j)	$(0.38)	$0.53	$(0.66)	$(0.13)	$(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011(g) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2014	16.63	0.84	(f)(j)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011(g) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Year Ended October 31, 2014	16.67	0.87	(f)(j)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011(g) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2014	16.72	0.99	(f)(j)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011(g) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Select Class
Year Ended October 31, 2014	16.71	0.96	(f)(j)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011(g) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.41	3.18%	$74,652	1.25%		5.44	%(j)	1.67%		138%
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(h)	3.53	(h)	10.16	(h)(i)	40

16.36	2.67	3,530	1.75		5.03	(j)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(h)(i)	40

16.41	2.90	574	1.50		5.24	(j)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(h)(i)	40

16.46	3.60	587	0.80		5.94	(j)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(h)(i)	40

16.45	3.39	34,719	1.00		5.75	(j)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(h)(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2014	$17.33	$0.34	(f)	$1.35	$1.69	$(0.15)	$(0.10)	$(0.25)
February 28, 2013 (h) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2014	17.28	0.25	(f)	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (h) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2014	17.30	0.29	(f)	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (h) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (h) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Commencement of operations.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.77	9.90%	$64	0.58%		1.87%		0.81%		40%
17.33	15.53	58	0.58	(g)	1.79	(g)	1.62	(g)(i)	25

18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(g)	1.29	(g)	2.12	(g)(i)	25

18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(g)	1.54	(g)	1.87	(g)(i)	25

18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2014	$15.92	$0.37	(f)(g)	$(0.68)	$(0.31)	$(0.36)	$—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(h)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(h)

Class B
Year Ended October 31, 2014	15.39	0.25	(f)(g)	(0.63)	(0.38)	(0.29)	—
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(h)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(h)

Class C
Year Ended October 31, 2014	15.20	0.26	(f)(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(h)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(h)

Class R2
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(h)

Class R5
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(h)

Class R6
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)

Select Class
Year Ended October 31, 2014	16.13	0.39	(f)(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(h)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.20, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.30%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.25	(2.06)%	$186,242	1.31%	2.34	%(g)	1.45%	6%
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18
13.40	10.42	131,125	1.31	1.44		1.54	15

14.72	(2.57)	963	1.81	1.63	(g)	1.95	6
15.39	20.26	1,711	1.80	0.80		1.97	8
12.93	7.15	2,164	1.80	1.31		2.01	5
12.22	(4.99)	2,817	1.81	1.08		2.02	18
13.00	9.82	4,543	1.86	0.89		2.04	15

14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18
12.85	9.69	23,370	1.86	0.88		2.04	15

15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18
13.37	10.07	70	1.56	1.17		1.79	15

15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18
13.55	10.86	242,131	0.86	1.86		1.10	15

15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18
13.56	10.72	241,123	1.06	1.74		1.29	15

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2014	$15.25	$0.36	(f)	$(0.69)	$(0.33)	$(0.12)	$—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)

Class B
Year Ended October 31, 2014	15.29	0.26	(f)	(0.66)	(0.40)	—	—
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)

Class C
Year Ended October 31, 2014	14.88	0.27	(f)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)

Class R6
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Year Ended October 31, 2014	15.57	0.42	(f)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)

Select Class
Year Ended October 31, 2014	15.50	0.40	(f)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.80	(2.18)%	$110,667	1.23%	2.39%	1.24%	55%
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57

14.89	(2.62)	196	1.73	1.72	1.74	55
15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57

14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57

15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57

15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2014	$21.20	$0.47	(d)	$(0.56)	$(0.09)	$(0.39)	$(0.34)	$(0.73)	$—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)
Year Ended October 31, 2010	17.89	0.33	(d)	1.10	1.43	(0.29)	—	(0.29)	—	(e)

Class B
Year Ended October 31, 2014	19.57	0.33	(d)	(0.51)	(0.18)	(0.28)	(0.34)	(0.62)	—
Year Ended October 31, 2013	15.91	0.25	(d)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(d)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(d)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(e)
Year Ended October 31, 2010	16.54	0.18	(d)	1.02	1.20	(0.17)	—	(0.17)	—	(e)

Class C
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)
Year Ended October 31, 2010	17.35	0.20	(d)	1.06	1.26	(0.20)	—	(0.20)	—	(e)

Class R2
Year Ended October 31, 2014	20.91	0.40	(d)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)
Year Ended October 31, 2010	17.76	0.28	(d)	1.10	1.38	(0.28)	—	(0.28)	—	(e)

Select Class
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)
Year Ended October 31, 2010	18.01	0.37	(d)	1.12	1.49	(0.33)	—	(0.33)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$20.38	(0.40)%	$96,325	0.59%	2.23%	1.10%	63%
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39

18.77	(0.91)	1,754	1.09	1.69	1.62	63
19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39

19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39

20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39

20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2014	$20.59	$0.13	(f)	$(0.65)	$(0.52)	$(0.17)	$(1.31)	$(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2014	20.47	0.09	(f)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (h) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2014	20.53	0.12	(f)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (h) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2014	20.69	0.24	(f)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2014	20.70	0.25	(f)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (h) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2014	20.64	0.21	(f)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (h) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.59	(2.47)%	$351	1.32%		0.98	%(f)	5.09%		63%
20.59	22.23	83	1.32	(g)	0.89	(g)	7.99	(g)	65
17.28	15.20	58	1.32	(g)	1.17	(g)	6.99	(g)	40

18.44	(2.91)	137	1.82		0.55	(f)	6.19		63
20.47	21.61	76	1.82	(g)	0.40	(g)	8.35	(g)	65
17.20	14.67	57	1.82	(g)	0.67	(g)	7.47	(g)	40

18.55	(2.68)	68	1.57		0.66	(f)	6.05		63
20.53	21.92	70	1.57	(g)	0.67	(g)	8.01	(g)	65
17.24	14.93	57	1.57	(g)	0.92	(g)	7.23	(g)	40

18.72	(1.99)	70	0.87		1.36	(f)	5.34		63
20.69	22.76	71	0.87	(g)	1.37	(g)	7.31	(g)	65
17.35	15.67	58	0.87	(g)	1.62	(g)	6.54	(g)	40

18.73	(1.95)	70	0.82		1.41	(f)	5.29		63
20.70	22.80	71	0.82	(g)	1.42	(g)	7.26	(g)	65
17.36	15.73	58	0.82	(g)	1.67	(g)	6.49	(g)	40

18.67	(2.18)	3,868	1.07		1.17	(f)	5.55		63
20.64	22.49	3,925	1.07	(g)	1.17	(g)	7.52	(g)	65
17.32	15.47	3,175	1.07	(g)	1.42	(g)	6.74	(g)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2014	$15.02	$0.47	(f)(g)(h)	$(1.07)	$(0.60)	$(0.28)	$—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(i)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(i)

Class B
Year Ended October 31, 2014	14.86	0.37	(f)(g)(h)	(1.05)	(0.68)	(0.16)	—
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(i)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(i)

Class C
Year Ended October 31, 2014	14.61	0.38	(f)(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(i)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(i)

Class R2
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(i)

Class R6
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)

Institutional Class
Year Ended October 31, 2014	15.29	0.53	(f)(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(i)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(i)

Select Class
Year Ended October 31, 2014	15.19	0.45	(f)(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(i)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.29, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.02%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.14	(4.09)%	$491,010	1.33%	3.19	%(g)(h)	1.36%	59%
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60
13.36	11.35	143,259	1.34	1.41		1.35	92

14.02	(4.61)	1,602	1.83	2.54	(g)(h)	1.85	59
14.86	25.64	2,476	1.82	1.29		1.85	66
12.03	4.04	2,932	1.85	2.20		1.87	62
11.89	(7.42)	3,557	1.84	1.61		1.86	60
13.18	10.81	5,337	1.84	0.91		1.85	92

13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60
13.01	10.81	19,646	1.84	0.89		1.85	92

13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60
13.21	11.00	856	1.60	0.90		1.61	92

14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60
13.59	11.79	421,538	0.92	2.04		0.95	92

14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60
13.50	11.56	943,998	1.09	1.84		1.10	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2014	$19.79	$0.39	(d)(e)	$(0.45)	$(0.06)	$(0.24)	$—
Year Ended October 31, 2013	15.90	0.25	(d)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(d)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(d)	(1.27)	(1.03)	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(d)	1.73	1.85	(0.25)	—	(f)

Class C
Year Ended October 31, 2014	19.92	0.36	(d)(e)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(d)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(d)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(d)	(1.26)	(1.11)	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(d)	1.73	1.78	(0.16)	—	(f)

Class R2
Year Ended October 31, 2014	19.61	0.40	(d)(e)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(d)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(d)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(d)	(1.22)	(1.05)	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(d)	1.72	1.80	(0.20)	—	(f)

Institutional Class
Year Ended October 31, 2014	20.23	0.49	(d)(e)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(d)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(d)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(d)	(1.29)	(0.97)	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(d)	1.78	1.97	(0.30)	—	(f)

Select Class
Year Ended October 31, 2014	20.51	0.51	(d)(e)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(d)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(d)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(d)	(1.28)	(1.02)	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(d)	1.79	1.94	(0.26)	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.49	(0.33)%	$101,114	1.39%	1.96	%(e)	1.46%	48%
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79
16.59	12.54	23,960	1.50	0.78		1.73	92

19.63	(0.84)	1,318	1.89	1.79	(e)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79
16.61	12.01	1,489	2.00	0.30		2.24	92

19.31	(0.66)	98	1.64	2.03	(e)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79
16.46	12.26	68	1.75	0.53		1.99	92

19.95	0.13	1,474,870	0.89	2.39	(e)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79
16.94	13.11	99,766	1.00	1.21		1.31	92

20.22	(0.13)	15,963	1.14	2.47	(e)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79
16.99	12.86	26,408	1.25	0.93		1.37	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Effective June 30, 2014, International Equity Index Fund changed its name to International Research Enhanced Equity Fund.

Global Research Enhanced Index Fund commenced operations on February 28, 2013.

Prior to May 31, 2013, International Unconstrained Equity Fund was not publicly offered for investment.

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Prior to June 30, 2014, the investment objective of International Research Enhanced Equity Fund was to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

Effective November 1, 2009, Class B Shares of Emerging Markets Equity Fund, International Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$104,712	$—	$—		$104,712
China	28,359	195,003	—		223,362
Greece	—	5,968	—		5,968
Hong Kong	—	52,978	—	(a)	52,978
India	13,181	73,133	—		86,314
Indonesia	—	21,792	—		21,792
Netherlands	1,980	—	—		1,980
Poland	—	12,060	—		12,060
Qatar	3,895	4,415	—		8,310
Russia	27,069	59,730	—		86,799
South Africa	—	76,912	—		76,912
South Korea	7,282	249,758	—		257,040
Taiwan	13,164	124,331	—		137,495
Thailand	—	37,288	—		37,288
Turkey	—	75,218	—		75,218
United Arab Emirates	—	16,430	—		16,430

Total Common Stocks	199,642	1,005,016	—	(a)	1,204,658

Preferred Stocks
Brazil	5,493	—	—		5,493
Short-Term Investment
Investment Company	15,512	—	—		15,512

Total Investments in Securities	$220,647	$1,005,016	$—	(a)	$1,225,663

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$18,679	$—	$18,679
Brazil	198,573	—	—	198,573
China	62,290	197,334	—	259,624
Cyprus	23,987	—	—	23,987
Hong Kong	192	158,466	—	158,658
India	173,811	298,047	—	471,858
Indonesia	—	121,960	—	121,960
Mexico	70,929	—	—	70,929
Panama	29,956	—	—	29,956
Peru	38,986	—	—	38,986
Poland	—	8,729	—	8,729
Russia	—	140,814	—	140,814
South Africa	—	378,827	—	378,827
South Korea	—	83,087	—	83,087
Taiwan	65,637	74,657	—	140,294
Thailand	35,132	116,802	—	151,934
Turkey	—	102,072	—	102,072
United Kingdom	—	67,309	—	67,309

Total Common Stocks	699,493	1,766,783	—	2,466,276

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Emerging Markets Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$18,637	$—	$—	$18,637
Short-Term Investment
Investment Company	44,001	—	—	44,001

Total Investments in Securities	$762,131	$1,766,783	$—	$2,528,914

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$6,113	$—	$6,113
Brazil	579	—	—	579
China	—	2,463	—	2,463
Denmark	—	278	—	278
Finland	—	647	—	647
France	—	2,195	—	2,195
Germany	—	4,786	—	4,786
Israel	—	2,039	—	2,039
Japan	—	4,591	—	4,591
Netherlands	—	5,110	—	5,110
New Zealand	—	1,251	—	1,251
Norway	—	2,562	—	2,562
Russia	—	1,201	—	1,201
South Africa	—	1,385	—	1,385
South Korea	—	1,181	—	1,181
Spain	—	833	—	833
Sweden	—	1,472	—	1,472
Switzerland	884	5,438	—	6,322
Taiwan	—	1,022	—	1,022
United Kingdom	1,278	10,391	—	11,669
United States	52,154	1,163	—	53,317

Total Common Stocks	54,895	56,121	—	111,016

Short-Term Investment
Investment Company	2,653	—	—	2,653

Total Investments in Securities	$57,548	$56,121	$—	$113,669

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$627		$92,377	$—	$93,004
Austria	—	(a)	1,972	—	1,972
Belgium	—		23,855	—	23,855
Bermuda	3,113		—	—	3,113
Canada	137,851		—	—	137,851
China	—		1,487	—	1,487
Colombia	—	(a)	—	—	—	(a)
Denmark	—		28,611	—	28,611
Finland	—		5,090	—	5,090
France	—		138,648	—	138,648
Germany	—		116,856	—	116,856
Hong Kong	—		38,499	—	38,499
Ireland	19,376		5,597	—	24,973
Italy	—		37,031	—	37,031
Japan	—		268,428	—	268,428
Luxembourg	—		3,069	—	3,069
Netherlands	—		44,775	—	44,775
New Zealand	—		1,006	—	1,006
Norway	—		12,732	—	12,732
Singapore	10,939		15,298	—	26,237
Spain	—		46,261	—	46,261
Sweden	—		27,863	—	27,863
Switzerland	19,504		122,638	—	142,142
United Kingdom	3,012		251,169	—	254,181
United States	1,868,001		—	—	1,868,001

Total Common Stocks	2,062,423		1,283,262	—	3,345,685

Preferred Stocks
Germany	—		14,646	—	14,646
United Kingdom	—		12	—	12

Total Preferred Stocks	—		14,658	—	14,658

Rights
Spain	207		—	—	207
Short-Term Investment
Investment Company	200,095		—	—	200,095

Total Investments in Securities	$2,262,725		$1,297,920	$—	$3,560,645

Appreciation in Other Financial Instruments
Futures Contracts	$6,865		$—	$—	$6,865

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$41,059	$—	$41,059
Belgium	—	41,962	—	41,962
China	—	64,828	—	64,828
Denmark	—	22,622	—	22,622
France	—	288,034	—	288,034
Germany	—	147,271	—	147,271
Hong Kong	—	94,787	—	94,787
India	15,849	—	—	15,849
Indonesia	—	10,970	—	10,970
Israel	25,935	—	—	25,935
Japan	—	413,435	—	413,435
Netherlands	—	166,077	—	166,077
South Korea	—	44,536	—	44,536
Switzerland	—	341,112	—	341,112
Taiwan	23,495	—	—	23,495
United Kingdom	—	543,916	—	543,916

Total Common Stocks	65,279	2,220,609	—	2,285,888

Preferred Stocks
Germany	—	59,225	—	59,225
Short-Term Investment
Investment Company	60,248	—	—	60,248

Total Investments in Securities	$125,527	$2,279,834	$—	$2,405,361

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$59,893	$—	$59,893
Belgium	—	19,205	—	19,205
Canada	11,003	—	—	11,003
China	—	24,669	—	24,669
Denmark	—	26,016	—	26,016
Finland	—	15,789	—	15,789
France	—	236,721	—	236,721
Germany	—	100,073	—	100,073
Hong Kong	—	36,741	—	36,741
Ireland	—	14,683	—	14,683
Italy	—	12,366	—	12,366
Japan	—	354,801	—	354,801
Netherlands	—	119,029	—	119,029
Norway	—	27,273	—	27,273
South Korea	—	16,480	—	16,480
Sweden	—	22,276	—	22,276
Switzerland	—	248,925	—	248,925
United Kingdom	—	343,028	—	343,028

Total Common Stocks	11,003	1,677,968	—	1,688,971

Preferred Stocks
Germany	—	21,170	—	21,170

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

International Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$37,589	$—	$—	$37,589

Total Investments in Securities	$48,592	$1,699,138	$—	$1,747,730

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$14,779	$—	$14,779

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(17,064)	$—	$(17,064)
Futures Contracts	(45)	—	—	(45)

Total Depreciation in Other Financial Instruments	$(45)	$(17,064)	$—	$(17,109)

International Researched Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$40,483	$—	(a)	$40,483
Belgium	—	5,246	—		5,246
Denmark	—	16,853	—		16,853
Finland	—	5,427	—		5,427
France	—	72,203	—		72,203
Germany	2,255	55,489	—		57,744
Hong Kong	—	21,316	—		21,316
Ireland	2,803	4,000	—		6,803
Israel	2,556	—	—		2,556
Italy	—	15,164	—		15,164
Japan	—	144,156	—		144,156
Luxembourg	—	1,939	—		1,939
Netherlands	—	17,524	—		17,524
New Zealand	—	3,473	—		3,473
Norway	—	7,450	—		7,450
Portugal	—	2,583	—		2,583
Singapore	—	5,381	—		5,381
Spain	—	20,361	—		20,361
Sweden	—	14,236	—		14,236
Switzerland	—	53,635	—		53,635
United Kingdom	—	128,619	—		128,619

Total Common Stocks	7,614	635,538	—	(a)	643,152

Preferred Stocks
Germany	—	9,788	—		9,788
Rights
Spain	62	—	—		62
Short-Term Investment
Investment Company	19,510	—	—		19,510

Total Investments in Securities	$27,186	$645,326	$—	(a)	$672,512

Appreciation in Other Financial Instruments
Futures Contracts	$127	$—	$—		$127

Depreciation in Other Financial Instruments
Futures Contracts	$(135)	$—	$—		$(135)

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$210	$—	$—	$210
China	175	194	—	369
France	—	464	—	464
Germany	—	365	—	365
Hong Kong	—	227	—	227
India	103	—	—	103
Ireland	—	46	—	46
Japan	—	601	—	601
Netherlands	—	343	—	343
South Korea	—	147	—	147
Spain	46	—	—	46
Switzerland	—	606	—	606
Taiwan	51	—	—	51
United Kingdom	—	980	—	980

Total Common Stocks	585	3,973	—	4,558

Total Investments in Securities	$585	$3,973	$—	$4,558

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$100,048	$—	$100,048
Belgium	—	82,157	—	82,157
Canada	27,321	—	—	27,321
China	—	34,884	—	34,884
Denmark	—	37,505	—	37,505
Finland	—	26,505	—	26,505
France	—	599,542	—	599,542
Germany	—	120,888	—	120,888
Hong Kong	—	59,119	—	59,119
India	21,573	—	—	21,573
Ireland	26,749	20,134	—	46,883
Italy	—	188,419	—	188,419
Japan	—	904,254	—	904,254
Netherlands	—	237,281	—	237,281
Norway	—	57,176	—	57,176
Russia	—	19,357	—	19,357
South Korea	—	40,851	—	40,851
Spain	—	72,944	—	72,944
Sweden	—	62,600	—	62,600
Switzerland	—	256,358	—	256,358
Taiwan	—	17,725	—	17,725
Turkey	—	26,020	—	26,020
United Kingdom	—	655,237	—	655,237

Total Common Stocks	75,643	3,619,004	—	3,694,647

Preferred Stocks
Germany	—	24,958	—	24,958

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$39,776	$—	$—	$39,776

Total Investments in Securities	$115,419	$3,643,962	$—	$3,759,381

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$29,079	$—	$29,079
Futures Contracts	246	—	—	246

Total Appreciation in Other Financial Instruments	$246	$29,079	$—	$29,325

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25,885)	$—	$(25,885)
Futures Contracts	(730)	—	—	(730)

Total Depreciation in Other Financial Instruments	$(730)	$(25,885)	$—	$(26,615)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$97,841	$—	$97,841
Austria	—	8,288	—	8,288
Belgium	4,813	22,516	—	27,329
China	—	6,114	—	6,114
Denmark	—	17,460	—	17,460
Finland	—	30,923	—	30,923
France	2,146	160,019	—	162,165
Germany	—	95,287	—	95,287
Hong Kong	—	29,000	—	29,000
India	4,553	—	—	4,553
Ireland	5,220	13,878	—	19,098
Israel	10,010	—	—	10,010
Italy	—	25,031	—	25,031
Japan	—	305,367	—	305,367
Luxembourg	—	4,279	—	4,279
Netherlands	—	55,234	—	55,234
Norway	—	23,054	—	23,054
Portugal	—	4,876	—	4,876
South Africa	—	5,199	—	5,199
South Korea	—	8,925	—	8,925
Spain	—	27,781	—	27,781
Sweden	—	30,024	—	30,024
Switzerland	—	156,155	—	156,155
United Kingdom	—	266,077	—	266,077

Total Common Stocks	26,742	1,393,328	—	1,420,070

Preferred Stocks
Germany	—	11,288	—	11,288
Short-Term Investment
Investment Company	43,403	—	—	43,403

Total Investments in Securities	$70,145	$1,404,616	$—	$1,474,761

(a)	Amount rounds to less than $1,000.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of October 31, 2014 (amounts in thousands):

	Value	Percentage
Emerging Economies Fund	$—(a)	0.0	%(b)
International Research Enhanced Equity Fund	—(a)	0.0	(b)

(a)	Amount rounds to less than $1,000.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Global Equity Income Fund		Global Research Enhanced Index Fund	International Opportunities Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$2,610	(a)	$131,568	$13,816	$24,980	$5,830
Ending Notional Balance Long	—		193,217	16,746	25,872	37,070

(a)	For the period August 1, 2014 through August 31, 2014.

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Global Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Emerging Economies Fund		Global Equity Income Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$—		$18,865	(b)	$408,899	$655,405
Average Settlement Value Sold	53	(a)	31,030	(b)	336,638	523,930
Ending Settlement Value Purchased	—		—		427,153	644,991
Ending Settlement Value Sold	—		—		386,547	570,394

(a)	For the period January 1, 2014 through January 31, 2014.
(b)	For the period November 1, 2013 through May 31, 2014.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,865

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$14.779	$14.779

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(17,064)	$(17,064)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(45)	—	(45)

Total		$(45)	$(17,064)	$(17,109)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$5,117	$(1,824)	$—	$3,293
Barclays Bank plc	339	(239)	—	100
Credit Suisse International	486	(486)	—	—
HSBC Bank, N.A.	950	(524)	—	426
Royal Bank of Canada	1,122	(108)	—	1,014
Royal Bank of Scotland	2,365	(1,505)	—	860
Societe Generale	533	—	—	533
Standard Chartered Bank	881	(881)	—	—
Union Bank of Switzerland AG	1,157	(853)	—	304
Westpac Banking Corp.	1,829	(1,829)	—	—

	$14,779	$(8,249)	$—	$6,530

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$1,824		$(1,824)	$—	$—
Barclays Bank plc	239		(239)	—	—
Citibank, N.A.	241		—	—	241
Commonwealth Bank of Australia	102		—	—	102
Credit Suisse International	929		(486)	—	443
Goldman Sachs International	741		—	—	741
HSBC Bank, N.A.	524		(524)	—	—
Morgan Stanley	461		—	—	461
Royal Bank of Canada	108		(108)	—	—
Royal Bank of Scotland	1,505		(1,505)	—	—
Standard Chartered Bank	1,149		(881)	—	268
State Street Corp.	616		—	—	616
TD Bank Financial Group	1,341		—	—	1,341
Union Bank of Switzerland AG	853		(853)	—	—
Westpac Banking Corp.	6,431		(1,829)	—	4,602
Exchange Traded Futures and Options Contracts (b)	45	(c)	—	—	45

	$17,109		$(8,249)	$—	$8,860

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$127

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(135)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$29,079	$29,079
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	246	—	246

Total		$246	$29,079	$29,325

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(25,885)	$(25,885)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(730)	—	(730)

Total		$(730)	$(25,885)	$(26,615)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$64		$(64)	$—	$—
Barclays Bank plc	4,324		(3,964)	—	360
BNP Paribas	427		—	—	427
Citibank, N.A.	111		(111)	—	—
Credit Suisse International	862		(4)	—	858
Deutsche Bank AG	1,104		(1,104)	—	—
HSBC Bank, N.A.	132		(132)	—	—
Morgan Stanley	13,648		—	—	13,648
Royal Bank of Scotland	123		—	—	123
Societe Generale	2,719		—	—	2,719
State Street Corp.	3,692		(945)	—	2,747
TD Bank Financial Group	116		(116)	—	—
Union Bank of Switzerland AG	1,757		(1,757)	—	—
Exchange Traded Futures and Options Contracts (b)	246	(c)	—	—	246

	$29,325		$(8,197)	$—	$21,128

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$887		$(64)	$—	$823
Barclays Bank plc	3,964		(3,964)	—	—
Citibank, N.A.	11,462		(111)	—	11,351
Credit Suisse International	4		(4)	—	—
Deutsche Bank AG	3,555		(1,104)	—	2,451
Goldman Sachs International	901		—	—	901
HSBC Bank, N.A.	573		(132)	—	441
State Street Corp.	945		(945)	—	—
TD Bank Financial Group	342		(116)	—	226
Union Bank of Switzerland AG	3,062		(1,757)	—	1,305
Westpac Banking Corp.	190		—	—	190
Exchange Traded Futures and Options Contracts (b)	730	(c)	—	—	730

	$26,615		$(8,197)	$—	$18,418

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2014, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(148)

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(605)	$(605)
Equity contracts	23	—	23

Total	$23	$(605)	$(582)

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$190

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$19,447

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,599

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$4,218	$4,218
Equity contracts	(3,070)	—	(3,070)

Total	$(3,070)	$4,218	$1,148

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(5,747)	$(5,747)
Equity contracts	(45)	—	(45)

Total	$(45)	$(5,747)	$(5,792)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$225

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(730)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$19,672	$19,672
Equity contracts	772	—	772

Total	$772	$19,672	$20,444

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(4,610)	$(4,610)
Equity contracts	(575)	—	(575)

Total	$(575)	$(4,610)	$(5,185)

The Funds’ derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs of approximately $40,000 incurred in connection with the offering of shares of Global Research Enhanced Index Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended October 31, 2014, total offering costs amortized were approximately $13,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net Investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$(1,496)	$1,496
Emerging Markets Equity Fund	—		(1,206)	1,206
Global Equity Income Fund	—		(742)	742
Global Research Enhanced Index Fund	—		2,127	(2,127)
International Equity Fund	—		(558)	558
International Opportunities Fund	—		3,560	(3,560)
International Research Enhanced Equity Fund	—		2,171	(2,171)
International Unconstrained Equity Fund	—		(1)	1
International Value Fund	—	(a)	20,132	(20,132)
Intrepid International Fund	—	(a)	(240)	240

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-deductible expenses, corporate actions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80	(a)
Global Research Enhanced Index Fund	0.20
International Equity Fund	0.80
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20	(b)
International Unconstrained Equity Fund	0.80	(a)
International Value Fund	0.60
Intrepid International Fund	0.80	(c)

(a)	Effective December 1, 2014, the investment advisory fee decreased to 0.70% for Global Equity Income Fund and International Unconstrained Equity Fund.
(b)	Prior to May 20, 2014, the investment advisory fee was 0.55% for International Research Enhanced Equity Fund.
(c)	Prior to September 1, 2013, the investment advisory fee was 0.85% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.75	0.50
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$16		$—	(a)
Emerging Markets Equity Fund	99		—	(a)
Global Equity Income Fund	19		—	(a)
International Equity Fund	43		—	(a)
International Opportunities Fund	4		—
International Research Enhanced Equity Fund	18		—	(a)
International Unconstrained Equity Fund	—	(a)	—
International Value Fund	439		—	(a)
Intrepid International Fund	3		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25	n/a	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class		Select Class
Emerging Economies Fund	1.60%		n/a		2.10%		n/a	1.15%	n/a	n/a		1.35%
Emerging Markets Equity Fund	1.70	*	2.20	%*	2.20	*	n/a	n/a	1.20%	1.30	%*	1.45	*
Global Equity Income Fund	1.25		n/a		1.75		1.50%	0.80	n/a	n/a		1.00	**
Global Research Enhanced Index Fund	0.59		n/a		1.09		0.84	n/a	n/a	n/a		0.34
International Equity Fund	1.31		1.81		1.81		1.56	0.86	0.81	n/a		1.06
International Opportunities Fund	1.31		1.92		1.92		n/a	n/a	0.81	0.91		1.06
International Research Enhanced Equity Fund***	0.60		1.10		1.10		0.85	n/a	n/a	n/a		0.35
International Unconstrained Equity Fund****	1.32		n/a		1.82		1.57	0.87	0.82	n/a		1.07
International Value Fund	1.35		1.85		1.85		1.60	n/a	0.85	0.95		1.10
Intrepid International Fund*****	1.40		n/a		1.90		1.65	n/a	n/a	0.90		1.15

*	Prior to September 1, 2013, the contractual expense limitations for Emerging Markets Equity Fund were 2.00%, 2.50%, 2.50%, 1.45% and 1.75% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.

**	Effective December 1, 2014, the contractual expense limitation for the Select Class of Global Equity Income Fund is 0.90%.

***	Prior to February 28, 2013, the contractual expense limitations for International Research Enhanced Equity Fund were 1.07%, 1.80%, 1.80%, 1.32% and 0.82% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

****	Effective December 1, 2014, the contractual expense limitations for International Unconstrained Equity Fund are 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

*****	Prior to September 1, 2013, the contractual expense limitations for Intrepid International Fund were 1.50%, 2.00%, 1.75%, 1.00% and 1.25% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2014 and are in place until February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$494	$592	$331	$1,417	$—
Emerging Markets Equity Fund	1,367	1,511	302	3,180	—
Global Equity Income Fund	354	96	39	489	—
Global Research Enhanced Index Fund	1,522	944	3,682	6,148	—	(a)
International Equity Fund	1,713	1,639	—	3,352	—
International Research Enhanced Equity Fund	1,615	494	1,037	3,146	—
International Unconstrained Equity Fund	36	4	—	40	160
International Value Fund	383	224	—	607	—
Intrepid International Fund	176	347	861	1,384	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Emerging Economies Fund	$30
Emerging Markets Equity Fund	122
Global Equity Income Fund	5
Global Research Enhanced Index Fund	281
International Equity Fund	125
International Opportunities Fund	90
International Research Enhanced Equity Fund	43
International Value Fund	173
Intrepid International Fund	60

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$4
Emerging Markets Equity Fund	3
Global Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	5
International Equity Fund	2
International Opportunities Fund	4
International Research Enhanced Equity Fund	—	(a)
International Unconstrained Equity Fund	—	(a)
International Value Fund	6
Intrepid International Fund	6

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,077,236	$840,226
Emerging Markets Equity Fund	948,493	1,753,289
Global Equity Income Fund	164,169	156,222
Global Research Enhanced Index Fund	2,452,892	1,084,257
International Equity Fund	647,755	139,989
International Opportunities Fund	1,275,909	905,343
International Research Enhanced Equity Fund	489,039	387,939
International Unconstrained Equity Fund	3,263	2,798
International Value Fund	3,130,796	2,089,275
Intrepid International Fund	1,300,278	454,553

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,194,353	$118,596	$87,286	$31,310
Emerging Markets Equity Fund	2,113,703	523,389	108,178	415,211
Global Equity Income Fund	104,997	10,947	2,275	8,672
Global Research Enhanced Index Fund	3,249,242	394,684	83,281	311,403
International Equity Fund	2,117,683	421,513	133,835	287,678
International Opportunities Fund	1,637,205	198,248	87,723	110,525
International Research Enhanced Equity Fund	587,413	114,694	29,595	85,099
International Unconstrained Equity Fund	4,197	585	224	361
International Value Fund	3,557,012	388,551	186,182	202,369
Intrepid International Fund	1,424,850	121,520	71,609	49,911

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$14,158	$—	$14,158
Emerging Markets Equity Fund	20,089	—	20,089
Global Equity Income Fund	4,670	877	5,547
Global Research Enhanced Index Fund	29,275	2,611	31,886
International Equity Fund	61,359	—	61,359
International Opportunities Fund	16,959	—	16,959
International Research Enhanced Equity Fund	11,910	9,577	21,487
International Unconstrained Equity Fund	115	204	319
International Value Fund	63,443	—	63,443
Intrepid International Fund	10,033	—	10,033

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$6,432	$—	$6,432
Emerging Markets Equity Fund	13,244	—	13,244
Global Equity Income Fund	1,893	82	1,975
International Equity Fund	24,618	—	24,618
International Opportunities Fund	20,653	—	20,653
International Research Enhanced Equity Fund	14,459	—	14,459
International Unconstrained Equity Fund	99	—	99
International Value Fund	59,721	—	59,721
Intrepid International Fund	6,451	—	6,451

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

At October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$19,763	$(89,075)	$30,674
Emerging Markets Equity Fund	27,266	(4,903)	415,220
Global Equity Income Fund	1,827	953	8,665
Global Research Enhanced Index Fund	88,669	18,145	313,832
International Equity Fund	2,308	(7,844)	287,359
International Opportunities Fund	45,493	(5,449)	109,745
International Research Enhanced Equity Fund	19,306	104,358	85,058
International Unconstrained Equity Fund	134	230	362
International Value Fund	127,238	(341,115)	200,412
Intrepid International Fund	21,215	(532,480)	49,791

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of PFICs, mark to market of futures contracts and mark to market of forward foreign currency contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$34,954	$35,501

As of October 31, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,509	250,971	—	—	532,480

During the year ended October 31, 2014, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Pre-Enactment Capital Loss Carryforwards Utilized	Post-Enactment Capital Loss Carryforwards Utilized		Total

		Short-Term	Long-Term
Emerging Markets Equity Fund	$4,943	$34,939	$51,160	$91,042
International Equity Fund	10,595	1,775	9,226	21,596
International Opportunities Fund	57,289	—	—	57,289
International Value Fund	83,671	16,452	7,146	107,269
Intrepid International Fund	12,207	1,580	—	13,787

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$45,983	0.18%	7	$2
Emerging Markets Equity Fund	125,239	0.18	30	19

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Value Fund.

In addition, as of October 31, 2014, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	17.4%	60.8%
Emerging Markets Equity Fund	n/a	37.5
Global Research Enhanced Index Fund	11.8	n/a
International Equity Fund	11.0	53.7
International Opportunities Fund	n/a	71.2
International Research Enhanced Equity Fund	64.4	n/a
Intrepid International Fund	n/a	84.7

Additionally, the Adviser owns a significant portion of the outstanding shares of International Unconstrained Equity Fund.

Global Equity Income Fund and International Value Fund each has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, a significant portion of each Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2014, the Funds had the following country allocations representing greater than 10% of total investments:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	—	18.2%	—	—	—	—
Emerging Markets Equity Fund	—	10.3	—	—	18.7%	—
International Equity Fund	—	—	12.0%	—	—	17.2%
International Opportunities Fund	—	—	13.6	—	—	20.3
International Research Enhanced Equity Fund	—	—	10.7	10.1%	—	21.4
International Unconstrained Equity Fund	—	—	10.2	—	—	13.2
International Value Fund	—	—	15.9	—	—	24.1
Intrepid International Fund	—	—	11.0	—	—	20.7

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—	21.1%	—	11.2%	—	—
Emerging Markets Equity Fund	15.0%	—	—	—	—	—
Global Equity Income Fund	—	—	—	—	10.3%	46.9%
Global Research Enhanced Index Fund	—	—	—	—	—	52.5
International Equity Fund	—	—	14.2%		22.6	—
International Opportunities Fund	—	—	14.2	—	19.6	—
International Research Enhanced Equity Fund	—	—	—	—	19.1	—
International Unconstrained Equity Fund	—	—	13.3	—	21.5	—
International Value Fund	—	—	—	—	17.4	—
Intrepid International Fund	—	—	10.6	—	18.0	—

8. Transfers-In-Kind

During the year ended October 31, 2013, certain shareholders of International Equity Fund purchased shares and International Equity Fund received portfolio securities primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Market Value	Type
January 11, 2013	$47,211	Subscription in-kind

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund (formerly JPMorgan International Equity Index Fund), JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (formerly JPMorgan International Equity Index Fund) (a separate Fund of JPMorgan Trust II) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Research Enhanced Index Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$1,021.00	$8.10	1.59%
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,018.10	10.68	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Class R5
Actual	1,000.00	1,023.20	5.86	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Select Class
Actual	1,000.00	1,022.50	6.88	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

Emerging Markets Equity Fund
Class A
Actual	1,000.00	1,041.30	8.70	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class B
Actual	1,000.00	1,038.50	11.30	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Class C
Actual	1,000.00	1,038.80	11.31	2.20
Hypothetical	1,000.00	1,014.12	11.17	2.20
Class R6
Actual	1,000.00	1,044.00	6.18	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual	$1,000.00	$1,000.00	$6.55	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,042.60	7.47	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45

Global Equity Income Fund
Class A
Actual	1,000.00	992.90	6.28	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	990.50	8.78	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	992.20	7.53	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	995.10	4.02	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	994.10	5.03	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Global Research Enhanced Index Fund
Class A
Actual	1,000.00	1,029.60	2.97	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class C
Actual	1,000.00	1,026.90	5.52	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class R2
Actual	1,000.00	1,028.00	4.24	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,030.70	1.69	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

International Equity Fund
Class A
Actual	1,000.00	956.60	6.46	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	953.70	8.91	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	953.90	8.91	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class R2
Actual	1,000.00	955.50	7.69	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	958.20	4.24	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual	$1,000.00	$959.10	$4.00	0.81%
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	957.30	5.23	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Opportunities Fund
Class A
Actual	1,000.00	953.60	6.11	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	951.40	8.56	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	951.80	8.56	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R6
Actual	1,000.00	956.40	3.65	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Institutional Class
Actual	1,000.00	955.80	4.14	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Select Class
Actual	1,000.00	955.60	4.88	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

International Research Enhanced Equity Fund
Class A
Actual	1,000.00	950.60	2.90	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class B
Actual	1,000.00	948.00	5.35	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class C
Actual	1,000.00	948.00	5.35	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R2
Actual	1,000.00	949.40	4.13	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Select Class
Actual	1,000.00	951.80	1.67	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual	1,000.00	977.90	6.58	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Class C
Actual	1,000.00	976.20	9.06	1.82
Hypothetical	1,000.00	1,016.03	9.25	1.82
Class R2
Actual	1,000.00	977.30	7.82	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Unconstrained Equity Fund (continued)
Class R5
Actual	$1,000.00	$980.60	$4.34	0.87%
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	980.60	4.09	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	979.50	5.34	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07

International Value Fund
Class A
Actual	1,000.00	935.80	6.54	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class B
Actual	1,000.00	931.60	8.96	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class C
Actual	1,000.00	931.40	8.96	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R2
Actual	1,000.00	939.60	7.77	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R6
Actual	1,000.00	939.40	4.11	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual	1,000.00	938.80	4.59	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Select Class
Actual	1,000.00	937.20	5.32	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

Intrepid International Fund
Class A
Actual	1,000.00	957.30	6.86	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	954.80	9.31	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class R2
Actual	1,000.00	955.50	8.08	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Institutional Class
Actual	1,000.00	959.10	4.39	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Select Class
Actual	1,000.00	957.80	5.63	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the fourth, third and second quintiles for Class A shares and in the fourth, third and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the fifth, third, and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Global Equity Income Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ending December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional

Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted the performance of the Global Research Enhanced Index Fund since its inception on February 28, 2013 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fifth, third, and second quintiles for Class A shares and in the fifth, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Research Enhanced Equity Fund’s performance was in the third, fourth, and fifth quintiles for Class A shares and in the third, third, and fifth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the International Opportunities Fund’s performance was in the fourth, third, and second quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the performance of the International Unconstrained Equity Fund was in the fourth quintile for both

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the International Value Fund’s performance was in the third quintile for Class A shares and in the second quintile for Select Class shares for each of the one-, three- and five- year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Intrepid International Fund’s performance was in the second, third, and third quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fees and total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. The Trustees also noted that effective May 20, 2014, the Fund’s contractual advisory fee was reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I (other than Funds that launched subsequent to the record date), including Emerging Economies Fund, Emerging Market Equity Funds, Global Equity Income Fund, International Equity Fund, Global Research Enhanced Index Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including International Research Enhanced Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Votes Received (Amounts in thousands)
Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Votes Received (Amounts in thousands)
Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve a change to the fundamental investment objective for the International Research Enhanced Equity Fund (formerly, the International Equity Index Fund). The amended fundamental investment objective was approved by shareholders. Following such approval, the Fund’s benchmark, name, and certain of its investment strategies were changed.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	21,564
Against	100
Abstain	28
Broker Non Votes	4,677

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2014:

Dividends Received Deduction
Global Equity Income Fund	19.59%
Global Research Enhanced Index Fund	28.51

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$14,158
Emerging Markets Equity Fund	20,089
Global Equity Income Fund	4,670
Global Research Enhanced Index Fund	29,275
International Equity Fund	61,359
International Opportunities Fund	16,959
International Research Enhanced Equity Fund	11,910
International Unconstrained Equity Fund	107
International Value Fund	63,443
Intrepid International Fund	10,033

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Equity Income Fund	$877
Global Research Enhanced Index Fund	2,611
International Research Enhanced Equity Fund	9,577
International Unconstrained Equity Fund	204

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$35,376	$3,418
Emerging Markets Equity Fund	68,347	5,158
Global Equity Income Fund	5,280	392
International Equity Fund	83,205	4,665
International Opportunities Fund	59,941	4,315
International Research Enhanced Equity Fund	18,008	2,116
International Unconstrained Equity Fund	99	8
International Value Fund	159,100	10,373
Intrepid International Fund	31,783	2,110

OCTOBER 31, 2014	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-INTEQ-1014

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2014

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	18.04%
S&P 500 Index	17.27%

Net Assets as of 10/31/2014 (In Thousands)	$1,390,585

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks maintained accommodative policies to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its monthly purchases of debt securities, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter a slowdown in growth. In the U.S., equities prices ended the period at record highs for both the Standard & Poor’s 500 Index and the Dow Jones Industrial Average.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection and overweight position in the semiconductors sector and its security selection and relative underweight position in the retail sector contributed to the Fund’s performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical and pharmaceuticals/medical technology sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in

Avago Technologies Ltd. and Alcoa Inc., and its underweight position in Pfizer Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for so-called 4G smartphones. Shares of Alcoa, an aluminum manufacturer, gained from better-than-expected quarterly earnings. Shares of Pfizer, a pharmaceuticals company, weakened on the company’s reduced sales forecast and as prospects dimmed for its proposed merger with AstraZeneca PLC.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in General Motors Corp., Fluor Corp. and Perrigo Co. Shares of General Motors, a U.S. auto maker, declined amid continuing litigation and related issues stemming from its delayed response to faulty ignition systems in millions of GM vehicles. Shares of Fluor, a provider of engineering, construction and maintenance services, declined after the company lowered its 2014 earnings estimate. Shares of Perrigo, a pharmaceuticals and health products company based in Dublin, Ireland, declined after the company forecast earnings below analysts’ estimates.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.9%
2.	Johnson & Johnson	2.9
3.	Wells Fargo & Co.	2.7
4.	Time Warner, Inc.	2.1
5.	Microsoft Corp.	2.1
6.	Avago Technologies Ltd., (Singapore)	2.1
7.	United Technologies Corp.	2.0
8.	Bank of America Corp.	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Honeywell International, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.1%
Health Care	16.0
Financials	15.0
Consumer Discretionary	14.4
Industrials	11.2
Energy	7.8
Consumer Staples	7.0
Materials	3.1
Utilities	2.0
Telecommunication Services	1.6
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
Without Sales Charge		17.50%	17.30%	10.06%	15.93%	15.72%	12.89%	8.05%	7.82%	6.56%
With Sales Charge*		11.32	11.13	6.55	14.69	14.48	11.84	7.47	7.24	6.06
CLASS C SHARES	March 22, 2011
Without CDSC		16.92	16.83	9.64	15.52	15.36	12.55	7.86	7.66	6.40
With CDSC**		15.92	15.83	9.07	15.52	15.36	12.55	7.86	7.66	6.40
INSTITUTIONAL CLASS SHARES	January 30, 1997	18.04	17.74	10.43	16.29	16.02	13.19	8.22	7.96	6.70
SELECT CLASS SHARES	March 22, 2011	17.82	17.60	10.25	16.15	15.90	13.07	8.15	7.91	6.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/04 to 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.25%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	5.56%
Tax Aware Real Return Composite Benchmark**	3.46%

Net Assets as of 10/31/2014 (In Thousands)	$2,269,039

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE FUND PERFORM?

While the Fund (Select Class Shares) posted a positive absolute return, it underperformed both the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark for the 12 months ended October 31, 2014.

The Fund’s hedge against inflation detracted from performance relative to the Benchmark as inflation swaps declined during the period. The Benchmark is not protected against inflation. The Fund’s exposure to longer-maturity inflation protection also detracted from performance relative to the Benchmark, as this part of the yield curve generated the lowest returns.

On average, the Fund was not fully hedged during the reporting period, which made a positive contribution to performance relative to the Benchmark. The Fund’s underweight position in the broad government obligation sector also made a positive contribution to relative performance as the sector underperformed within the Benchmark.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks maintained accommodative policies to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its monthly purchases of debt securities, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter a slowdown in growth.

Inflation swaps rates for the two-year, five-year and 10 year swaps declined during the reporting period. Among municipal bond securities, demand overtook supply and drove the sector to outperform other sectors of the bond market.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PORTFOLIO COMPOSITION****
Municipal Bonds	94.3%
Short-Term Investment	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014
		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
Without Sales Charge		2.15%	2.15%	2.37%	2.76%	2.76%	2.69%	2.68%	2.68%	2.67%
With Sales Charge*		(1.66)	(1.66)	0.17	1.98	1.98	2.08	2.25	2.25	2.33
CLASS C SHARES	August 31, 2005
Without CDSC		1.48	1.48	1.70	2.09	2.09	2.03	2.04	2.04	2.05
With CDSC**		0.48	0.48	1.14	2.09	2.09	2.03	2.04	2.04	2.05
CLASS R6 SHARES	August 16, 2013
		2.52	2.52	2.74	3.06	3.06	2.99	2.99	2.99	2.99
INSTITUTIONAL CLASS SHARES	August 31, 2005	2.41	2.41	2.63	3.03	3.03	2.96	2.98	2.98	2.97
SELECT CLASS SHARES	August 31, 2005	2.25	2.25	2.43	2.86	2.86	2.79	2.82	2.82	2.81

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index

from August 31, 2005 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 14.4%
	Auto Components — 0.4%
119	Johnson Controls, Inc.	5,612
2	TRW Automotive Holdings Corp. (a)	193

		5,805

	Automobiles — 1.1%
474	General Motors Co.	14,887

	Hotels, Restaurants & Leisure — 0.8%
166	Yum! Brands, Inc.	11,948

	Household Durables — 0.7%
94	Harman International Industries, Inc.	10,112

	Internet & Catalog Retail — 1.0%
11	Amazon.com, Inc. (a)	3,498
9	Priceline Group, Inc. (The) (a)	10,379

		13,877

	Media — 6.5%
63	CBS Corp. (Non-Voting), Class B	3,417
397	Comcast Corp., Class A	21,964
132	DISH Network Corp., Class A (a)	8,379
19	Time Warner Cable, Inc.	2,808
375	Time Warner, Inc.	29,764
47	Time, Inc. (a)	1,058
269	Twenty-First Century Fox, Inc., Class A	9,283
149	Walt Disney Co. (The)	13,609

		90,282

	Specialty Retail — 3.3%
11	AutoZone, Inc. (a)	5,822
195	Home Depot, Inc. (The)	19,039
374	Lowe’s Cos., Inc.	21,365

		46,226

	Textiles, Apparel & Luxury Goods — 0.6%
87	lululemon athletica, Inc., (Canada) (a)	3,630
63	V.F. Corp.	4,245

		7,875

	Total Consumer Discretionary	201,012

	Consumer Staples — 7.0%
	Beverages — 1.8%
79	Constellation Brands, Inc., Class A (a)	7,241
93	Molson Coors Brewing Co., Class B	6,954
112	PepsiCo, Inc.	10,767

		24,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
45	Costco Wholesale Corp.	5,959
175	CVS Health Corp.	14,993

		20,952

	Food Products — 1.5%
179	Archer-Daniels-Midland Co.	8,391
103	General Mills, Inc.	5,333
220	Mondelez International, Inc., Class A	7,768

		21,492

	Household Products — 1.8%
119	Colgate-Palmolive Co.	7,968
205	Procter & Gamble Co. (The)	17,866

		25,834

	Personal Products — 0.4%
67	Estee Lauder Cos., Inc. (The), Class A	5,026

	Total Consumer Staples	98,266

	Energy — 7.8%
	Energy Equipment & Services — 2.4%
221	Halliburton Co.	12,207
215	Schlumberger Ltd.	21,221

		33,428

	Oil, Gas & Consumable Fuels — 5.4%
134	Anadarko Petroleum Corp.	12,312
70	Cheniere Energy, Inc. (a)	5,251
78	EOG Resources, Inc.	7,444
185	Exxon Mobil Corp.	17,937
280	Occidental Petroleum Corp.	24,864
90	Phillips 66	7,038

		74,846

	Total Energy	108,274

	Financials — 15.1%
	Banks — 6.2%
1,539	Bank of America Corp.	26,417
424	Citigroup, Inc.	22,710
702	Wells Fargo & Co.	37,272

		86,399

	Capital Markets — 3.7%
25	BlackRock, Inc.	8,479
15	Goldman Sachs Group, Inc. (The)	2,911
169	Invesco Ltd.	6,824
676	Morgan Stanley	23,631
130	State Street Corp.	9,787

		51,632

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 0.5%
89	Capital One Financial Corp.	7,384

	Diversified Financial Services — 0.9%
56	Intercontinental Exchange, Inc.	11,728

	Insurance — 3.8%
158	ACE Ltd., (Switzerland)	17,299
107	Hartford Financial Services Group, Inc. (The)	4,251
199	Marsh & McLennan Cos., Inc.	10,825
371	MetLife, Inc.	20,109

		52,484

	Total Financials	209,627

	Health Care — 16.0%
	Biotechnology — 4.8%
60	Alexion Pharmaceuticals, Inc. (a)	11,430
50	Biogen Idec, Inc. (a)	16,076
181	Celgene Corp. (a)	19,369
73	Gilead Sciences, Inc. (a)	8,133
107	Vertex Pharmaceuticals, Inc. (a)	12,000

		67,008

	Health Care Equipment & Supplies — 0.3%
49	Stryker Corp.	4,274

	Health Care Providers & Services — 3.2%
136	Humana, Inc.	18,832
275	UnitedHealth Group, Inc.	26,130

		44,962

	Health Care Technology — 0.3%
64	Cerner Corp. (a)	4,034

	Life Sciences Tools & Services — 0.5%
24	Mettler-Toledo International, Inc. (a)	6,163

	Pharmaceuticals — 6.9%
31	Actavis plc (a)	7,458
59	Allergan, Inc.	11,148
396	Bristol-Myers Squibb Co.	23,045
381	Johnson & Johnson	41,021
226	Merck & Co., Inc.	13,122

		95,794

	Total Health Care	222,235

	Industrials — 11.2%
	Aerospace & Defense — 4.0%
268	Honeywell International, Inc.	25,793
50	Textron, Inc.	2,096
258	United Technologies Corp.	27,597

		55,486

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
122	Delta Air Lines, Inc.	4,899
249	United Continental Holdings, Inc. (a)	13,167

		18,066

	Building Products — 0.9%
2	Fortune Brands Home & Security, Inc.	107
580	Masco Corp.	12,797

		12,904

	Construction & Engineering — 0.7%
146	Fluor Corp.	9,689

	Electrical Equipment — 0.6%
124	Emerson Electric Co.	7,952

	Machinery — 1.5%
239	PACCAR, Inc.	15,638
51	WABCO Holdings, Inc. (a)	4,956

		20,594

	Road & Rail — 2.2%
58	Canadian Pacific Railway Ltd., (Canada)	12,015
389	CSX Corp.	13,864
43	Union Pacific Corp.	5,028

		30,907

	Total Industrials	155,598

	Information Technology — 21.1%
	Communications Equipment — 2.0%
375	Cisco Systems, Inc.	9,187
230	QUALCOMM, Inc.	18,089

		27,276

	Internet Software & Services — 4.0%
244	Facebook, Inc., Class A (a)	18,276
28	Google, Inc., Class A (a)	15,998
39	Google, Inc., Class C (a)	21,744

		56,018

	IT Services — 2.5%
119	Accenture plc, (Ireland), Class A	9,619
31	Alliance Data Systems Corp. (a)	8,689
192	MasterCard, Inc., Class A	16,113

		34,421

	Semiconductors & Semiconductor Equipment — 4.6%
337	Avago Technologies Ltd., (Singapore)	29,074
103	Broadcom Corp., Class A	4,306
90	KLA-Tencor Corp.	7,092
308	Lam Research Corp.	24,004

		64,476

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 4.1%
166	Adobe Systems, Inc. (a)	11,657
59	Citrix Systems, Inc. (a)	3,760
630	Microsoft Corp.	29,565
328	Oracle Corp.	12,809

		57,791

	Technology Hardware, Storage & Peripherals — 3.9%
503	Apple, Inc.	54,367

	Total Information Technology	294,349

	Materials — 3.1%
	Chemicals — 2.1%
276	Dow Chemical Co. (The)	13,647
144	E.I. du Pont de Nemours & Co.	9,953
51	Monsanto Co.	5,866

		29,466

	Metals & Mining — 1.0%
829	Alcoa, Inc.	13,902

	Total Materials	43,368

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
434	Verizon Communications, Inc.	21,799

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.0%
	Electric Utilities — 1.0%
135	NextEra Energy, Inc.	13,486

	Multi-Utilities — 1.0%
38	Dominion Resources, Inc.	2,685
270	NiSource, Inc.	11,374

		14,059

	Total Utilities	27,545

	Total Common Stocks (Cost $879,035)	1,382,073

Short-Term Investment — 0.8%
	Investment Company — 0.8%
10,568	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,568 )	10,568

	Total Investments — 100.1% (Cost $889,603)	1,392,641
	Liabilities in Excess of Other Assets — (0.1)%	(2,056)

	NET ASSETS — 100.0%	$1,390,585

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 97.0% (t)
	Alabama — 0.4%
	Education — 0.4%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	8,912

	Arizona — 2.9%
	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	180

	General Obligation — 0.7%
	City of Goodyear,
1,375	GO, AGM, 6.000%, 07/01/18	1,623
1,400	GO, AGM, 6.000%, 07/01/19	1,650
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,857
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	748
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	284
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	8,773

		16,935

	Other Revenue — 2.0%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	19,669
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	20,114
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,503
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,284
1,000	Series C, Rev., 5.000%, 07/01/24	1,162

		45,732

	Special Tax — 0.1%
1,845	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/17	2,063

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,736

	Total Arizona	66,646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arkansas — 0.4%
	Special Tax — 0.3%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,084

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,068

	Total Arkansas	8,152

	California — 10.0%
	Education — 1.1%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,237
	California State Public Works Board, University of California Research Project,
3,025	Series E, Rev., 5.250%, 10/01/16 (p)	3,307
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,315
5,000	Series O, Rev., 5.750%, 05/15/29	5,968
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,249

		24,076

	General Obligation — 4.3%
	Carlsbad Unified School District,
2,500	GO, Zero Coupon, 05/01/16	2,488
2,000	GO, Zero Coupon, 05/01/17	1,952
1,490	GO, Zero Coupon, 05/01/19	1,383
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	2,123
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,576
1,000	GO, 5.000%, 08/01/22	1,205
1,000	GO, 5.000%, 08/01/24	1,186
1,090	Evergreen Elementary School District, Series A, GO, AGM, 6.000%, 08/01/16	1,195
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	157
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,115
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,938
10,000	Series C, GO, 5.000%, 07/01/26	12,173
5,000	Series D, GO, 5.250%, 07/01/24	5,882
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,862
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,275
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,133
	State Center Community College District,
1,705	GO, 5.000%, 08/01/22	2,073
1,000	GO, 5.000%, 08/01/24	1,194
1,000	State of California, GO, 5.000%, 08/01/16	1,081
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,828
940	GO, 5.000%, 04/01/16	1,003
3,810	GO, 5.000%, 04/01/17	4,218
5,000	GO, 5.000%, 04/01/20	5,803
2,000	GO, 5.000%, 09/01/26	2,283
10,000	GO, 5.500%, 04/01/18	11,568
5,000	GO, 5.500%, 04/01/21	5,918
5,000	GO, 5.625%, 04/01/26	5,899
6,600	GO, 6.500%, 04/01/33	8,075

		96,678

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
3,500	Series C, Rev., 6.250%, 10/01/18 (p)	4,236
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,003

		5,239

	Other Revenue — 3.6%
7,000	Bay Area Toll Authority, San Francisco Bay Area Toll Bridge, Rev., VAR, 1.500%, 04/01/47	7,093
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/32	9,868
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,052
1,025	Series A, Rev., 5.000%, 07/01/30	1,198
25,385	Series B, Rev., 5.000%, 07/01/28	30,171
2,100	Series B, Rev., 5.000%, 07/01/31	2,471
1,925	Series B, Rev., 5.000%, 07/01/32	2,247
3,300	Series D, Rev., 5.000%, 07/01/32 (w)	3,877

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,974
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,047
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,105
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,522
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,969

		82,594

	Prerefunded — 0.1%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	421
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,966
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	113

		3,500

	Utility — 0.4%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,374
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,791

		8,165

	Water & Sewer — 0.3%
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,645
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,790
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,439

		6,874

	Total California	227,126

	Colorado — 2.3%
	Certificate of Participation/Lease — 0.3%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	6,878

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — 1.4%
3,450	Adams 12 Five Star Schools, GO, 4.000%, 12/15/23	3,892
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
4,375	GO, 5.250%, 12/15/20	5,291
6,950	GO, 5.250%, 12/15/23	8,658
2,345	GO, 5.250%, 12/15/25	2,984
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,178

		33,003

	Prerefunded — 0.5%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,549
5,000	Colorado Regional Transportation District, FasTracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,458
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,639

		11,646

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,424

	Total Colorado	52,951

	Connecticut — 1.7%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., AMBAC, 5.000%, 07/01/15 (p)	3,097

	Education — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,096

	General Obligation — 0.9%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	354
200	GO, 5.000%, 06/01/20	229
	City of Hartford,
270	GO, AGC, 5.000%, 11/15/17	303
345	GO, AGC, 5.000%, 11/15/18	397
	State of Connecticut,
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,128
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,983
8,200	Series E, GO, 5.000%, 08/15/30	9,624

		21,018

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — 0.5%
	State of Connecticut, Transportation Infrastructure, Special Tax,
2,000	Series A, Rev., 5.000%, 09/01/30 (w)	2,376
5,000	Series A, Rev., 5.000%, 09/01/31 (w)	5,906
2,500	Series A, Rev., 5.000%, 09/01/33 (w)	2,930

		11,212

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	296
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,554

		1,850

	Total Connecticut	38,273

	Delaware — 0.2%
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,212

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,048
1,000	Series B, Rev., 5.000%, 11/01/18	1,159
1,000	Series B, Rev., 5.000%, 11/01/21	1,168
500	Wilmington Parking Authority, Rev., AGM, 5.250%, 09/15/15	521

		3,896

	Total Delaware	5,108

	District of Columbia — 1.1%
	Other Revenue — 1.1%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,927
5,000	Series C, Rev., 5.000%, 10/01/29	5,826
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	3,848
6,000	Series A, Rev., 5.000%, 12/01/19	7,117
2,000	Series A, Rev., 5.000%, 12/01/20	2,408

	Total District of Columbia	25,126

	Florida — 3.3%
	Certificate of Participation/Lease — 0.2%
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., AGM, 5.000%, 01/01/23	3,024

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Certificate Of Participation/Lease — 0.1%
2,500	Miami-Dade County, School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,762

	General Obligation — 2.7%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	6,070
15,000	Series B, GO, 4.750%, 06/01/21	15,533
32,375	Series D, GO, 5.000%, 06/01/25	38,553

		60,156

	Other Revenue — 0.1%
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,733

	Prerefunded — 0.2%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,117

	Total Florida	73,792

	Georgia — 4.7%
	Education — 0.1%
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,236

	General Obligation — 2.3%
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/17 (p)	5,542
	State of Georgia,
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,563
3,140	Series B, GO, 5.000%, 07/01/19	3,700
3,300	Series B, GO, 5.000%, 07/01/20	3,965
1,000	Series B, GO, 5.750%, 08/01/17	1,142
14,960	Series C, GO, 5.000%, 07/01/17	16,724
14,790	Series F, GO, 5.000%, 12/01/19	17,584

		52,220

	Other Revenue — 0.6%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,116
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,850
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	144

		13,110

	Special Tax — 0.5%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,407

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	7,885
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,141

		10,026

	Utility — 0.3%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,397

	Water & Sewer — 0.5%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,980
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,841

		11,821

	Total Georgia	106,217

	Hawaii — 0.8%
	General Obligation — 0.1%
2,750	State of Hawaii, Series D, GO, 5.000%, 06/01/16 (p)	2,953

	Transportation — 0.1%
2,575	State of Hawaii, Rev., 5.000%, 01/01/19	2,990

	Water & Sewer — 0.6%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,259
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,117
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,580

		12,956

	Total Hawaii	18,899

	Idaho — 0.4%
	Hospital — 0.4%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,382

	Illinois — 0.8%
	General Obligation — 0.0% (g)
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	178
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	710

		888

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 0.3%
	City of Chicago, Motor Fuel Tax,
150	Rev., 5.000%, 01/01/20	172
200	Rev., 5.000%, 01/01/21	231
150	Rev., 5.000%, 01/01/22	173
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,175
400	Rev., 5.000%, 11/01/22	470
1,000	Rev., 5.000%, 11/01/29	1,152
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,622

		6,995

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,089

	Transportation — 0.3%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,256
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	669
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	957

		6,882

	Water & Sewer — 0.1%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., 5.250%, 01/01/30	1,238

	Total Illinois	19,092

	Indiana — 1.2%
	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,306

	Other Revenue — 1.0%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,197
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	387
375	Series B, Rev., 5.000%, 01/01/23	440
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	169
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,673

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,032
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,771
	South Bend Community School Corp., First Mortgage,
855	Rev., AGM, 5.000%, 01/05/16	902
1,030	Rev., AGM, 5.000%, 07/05/17	1,148

		23,719

	Total Indiana	28,025

	Iowa — 0.3%
	Other Revenue — 0.3%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,179
5,440	Rev., 5.000%, 08/01/26	6,428

	Total Iowa	7,607

	Kansas — 2.0%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
6,105	Kansas Development Finance Authority, Commerce Impact, Rev., 5.000%, 06/01/17	6,790

	Other Revenue — 0.4%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,819
4,800	State of Kansas, Department of Transportation, Highway, Series A, Rev., 5.000%, 09/01/18	5,542

		7,361

	Prerefunded — 1.3%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,975
9,015	Counties of Reno, Sedgwick & Finney , Single Family Mortgage, Capital Accumulator, Series A, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,977

		29,952

	Total Kansas	44,103

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Kentucky — 0.8%
	Other Revenue — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	7,016
1,000	Rev., AGM, 5.000%, 11/01/24	1,140
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	5,969
3,955	Louisville & Jefferson County Metro Government Board of Water Works, Series A, Rev., 5.000%, 11/15/18	4,592

	Total Kentucky	18,717

	Louisiana — 0.4%
	Other Revenue — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,377

	Prerefunded — 0.3%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,088
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/20 (p)	3,036

		7,124

	Total Louisiana	8,501

	Maryland — 2.4%
	Education — 0.4%
	University System of Maryland, Tuition,
4,340	Series A, Rev., 5.000%, 04/01/17	4,811
4,560	Series A, Rev., 5.000%, 04/01/18	5,206

		10,017

	General Obligation — 1.0%
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	23,231

	Other Revenue — 0.5%
4,725	Baltimore Board of School Commissioners, Rev., 5.000%, 05/01/17	5,251
4,605	Maryland State Transportation Authority, Transportation Facilities Project, Rev., 5.000%, 07/01/22	5,592

		10,843

	Transportation — 0.5%
9,880	Maryland State Department of Transportation, Rev., 5.250%, 12/15/17	11,285

	Total Maryland	55,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 2.4%
	General Obligation — 0.7%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,702
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2014, Series C, GO, 4.000%, 07/01/31	5,344

		16,046

	Other Revenue — 1.2%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,825
1,770	Rev., AGM, 5.000%, 04/01/17	1,940
	Massachusetts Bay Transportation Authority,
1,925	Series A, Rev., 5.000%, 07/01/21	2,336
10,000	Series A, Rev., 5.250%, 07/01/27	12,857
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,742

		27,700

	Prerefunded — 0.5%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	253
5,000	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	5,509
5,000	Commonwealth of Massachusetts, Consolidated Loan of 2006, Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,458

		11,220

	Total Massachusetts	54,966

	Michigan — 1.1%
	Education — 0.2%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,775

	General Obligation — 0.1%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,064
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,280

		3,344

	Other Revenue — 0.7%
10,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	11,870
3,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/21	3,635

		15,505

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Transportation — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,440

	Total Michigan	25,064

	Minnesota — 1.7%
	General Obligation — 1.1%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	938
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,406
6,760	Series C, GO, 5.000%, 08/01/16	7,309
1,270	State of Minnesota, Trunk Highway, Series B, GO, 5.000%, 10/01/21	1,548
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,953

		25,154

	Other Revenue — 0.5%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,549

	Prerefunded — 0.1%
910	State of Minnesota, GO, 5.000%, 11/01/16 (p)	993

	Total Minnesota	37,696

	Mississippi — 0.7%
	Prerefunded — 0.7%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,621

	Missouri — 4.8%
	General Obligation — 0.1%
2,260	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,512

	Other Revenue — 3.1%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
7,640	Series A, Rev., 5.000%, 09/01/20	8,876
6,620	Series A, Rev., 5.000%, 09/01/21	7,736
10,500	Missouri Highways & Transportation Commission, First Lien Refunding State Road, Series A, Rev., 5.000%, 05/01/26	13,371
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,574
20,915	Series A, Rev., 5.000%, 01/01/21	24,621

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
2,355	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.000%, 07/01/25	2,804

		69,982

	Transportation — 1.6%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,739
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,686
	Missouri State Highways & Transit Commission, First Lien,
7,000	Series A, Rev., 5.000%, 05/01/16 (p)	7,490
6,000	Series B, Rev., 5.000%, 05/01/16 (p)	6,420
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,348
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/16	5,294

		36,977

	Total Missouri	109,471

	Nebraska — 0.9%
	Education — 0.4%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	3,904
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,000

		7,904

	General Obligation — 0.1%
1,960	Omaha City Convention Center/Arena Project, GO, 5.250%, 04/01/27	2,553

	Other Revenue — 0.2%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,310

	Utility — 0.2%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	274
600	Series B, Rev., AGM, 5.000%, 01/01/18	669
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,634

		3,577

	Total Nebraska	19,344

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Nevada — 0.7%
	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,137

	Other Revenue — 0.1%
	Nevada System of Higher Education University, Unrefunded Balance,
640	Series B, Rev., AMBAC, 5.000%, 07/01/21	673
675	Series B, Rev., AMBAC, 5.000%, 07/01/22	710

		1,383

	Prerefunded — 0.2%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	3,999

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,364

	Total Nevada	15,883

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,203
1,035	Series E, Rev., 5.000%, 01/15/24	1,210
1,195	Series E, Rev., 5.000%, 01/15/26	1,395
1,250	Series E, Rev., 5.000%, 01/15/27	1,454

	Total New Hampshire	5,262

	New Jersey — 2.2%
	General Obligation — 0.4%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,012
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,780
	Township of Maplewood, General Improvement,
775	GO, 4.000%, 10/15/17	850
1,505	GO, 5.000%, 10/15/21	1,811
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,296
1,200	GO, 5.000%, 07/15/23	1,410

		8,159

	Other Revenue — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Rev., 5.000%, 06/15/29	11,087
5,000	Series NN, Rev., 5.000%, 03/01/29	5,481

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New Jersey EDA, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,718
5,000	Series NN, Rev., 5.000%, 03/01/25	5,606
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/15 (p)	63
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	5,437

		29,392

	Prerefunded — 0.3%
6,000	Garden State Preservation Trust, Open Space & Farmland Preservations, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	6,336

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,827

	Total New Jersey	49,714

	New Mexico — 0.7%
	General Obligation — 0.2%
4,200	New Mexico Finance Authority, Senior Lien Public Project, Series C, GO, 5.000%, 06/01/22	5,084

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,836
1,690	Series B, Rev., 5.000%, 06/01/23	1,907
1,820	Series B, Rev., 5.000%, 06/01/25	2,046
1,965	Series B, Rev., 5.000%, 06/01/27	2,199
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,641

		9,629

	Total New Mexico	14,713

	New York — 19.1%
	Education — 1.3%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,480
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,338

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Education — continued
	New York State Dormitory Authority, Education,
4,000	Series A, Rev., 5.000%, 03/15/23	4,635
6,500	Series C, Rev., 5.000%, 12/15/21	7,105
	New York State Dormitory Authority, School Districts, Building Finance Program,
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	703
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,476
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,993

		29,730

	General Obligation — 1.1%
	City of New York,
6,085	Series D, GO, 5.000%, 08/01/28	7,133
2,000	Series F, Sub Series F-1, GO, 5.000%, 03/01/27	2,362
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,688
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,782
4,000	New York City, Series E, GO, 5.000%, 08/01/21	4,780

		24,745

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	558

	Other Revenue — 12.0%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,666
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	19,115
8,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series CC, Rev., 4.000%, 06/15/45 (w)	8,102
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,482
400	New York City Transitional Finance Authority, Building Aid Revenue, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	431

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York City Transitional Finance Authority, Future Tax Secured,
395	Series A, Sub Series A-2, Rev., 5.000%, 11/01/18	414
9,000	Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,392
10,000	Sub Series F-1, Rev., 5.000%, 02/01/31	11,539
9,475	New York Liberty Development Corporation, World Trade Center Projects, Class 1, Rev., 5.000%, 09/15/30	10,998
	New York State Dormitory Authority,
3,000	Series A, Rev., 5.000%, 03/15/28 (w)	3,606
5,000	Series A, Rev., 5.000%, 03/15/29	5,974
14,500	Series A, Rev., 5.000%, 03/15/31 (w)	17,232
12,000	Series A, Rev., 5.000%, 03/15/34 (w)	14,173
10,000	Series A, Rev., 5.000%, 03/15/44 (w)	11,526
12,500	Series C, Rev., 5.000%, 03/15/33	14,562
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,808
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,871
6,100	New York State Thruway Authority, Series G, Rev., AGM, 5.000%, 07/01/15 (p)	6,297
7,425	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/23	8,251
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Unrefunded Balance,
2,195	Rev., AMBAC, 5.000%, 04/01/18	2,289
4,335	Rev., AMBAC, 5.000%, 04/01/21	4,521
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	17,106
5,000	Series D, Rev., 5.500%, 01/01/19	5,900
	Sales Tax Asset Receivable Corp.,
4,500	Series A, Rev., 5.000%, 10/15/25	5,614
2,250	Series A, Rev., 5.000%, 10/15/28	2,758
7,500	Series A, Rev., 5.000%, 10/15/29	9,129
1,850	Series A, Rev., 5.000%, 10/15/31	2,232
7,500	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.000%, 06/01/21	8,320
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	29,436
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,668
1,250	Series B, Rev., 5.000%, 11/15/31	1,462

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.000%, 12/15/28	4,807
5,000	Series TE, Rev., 5.000%, 12/15/29 (w)	5,982
4,250	Series TE, Rev., 5.000%, 12/15/41	4,906

		273,569

	Prerefunded — 0.5%
3,290	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., 5.000%, 05/01/17 (p)	3,657
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund,
1,005	Series B, Rev., AMBAC, 5.000%, 10/01/15 (p)	1,049
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	5,905

		10,611

	Special Tax — 2.9%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,428
5,805	New York Local Government Assistance Corp., Senior Lien, Series B-C/D, Rev., 5.500%, 04/01/19	6,894
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	9,352
7,250	New York State Dormitory Authority, Series C, Rev., 5.000%, 03/15/31	8,498
10,000	New York State Dormitory Authority, State Personal Income Tax, Education, Series A, Rev., 5.000%, 03/15/21	11,316
3,000	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series A, Rev., 5.000%, 02/15/43	3,360
1,000	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 12/15/19	1,130
2,430	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.250%, 12/15/18	2,846
	New York State Thruway Authority, State Personal Income Tax, Transportation,
10,000	Series A, Rev., 5.000%, 03/15/26	11,810
5,000	Series A, Rev., 5.250%, 03/15/19	5,882

		65,516

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
	Metropolitan Transportation Authority,
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	7,786
1,000	Series C, Rev., 6.500%, 11/15/28	1,213

		8,999

	Water & Sewer — 0.9%
2,500	New York City Municipal Water Finance Authority, Series CC, Rev., 5.000%, 06/15/29	2,832
2,500	New York City Municipal Water Finance Authority, Second General Resolution, Series BB, Rev., 5.000%, 06/15/16 (p)	2,689
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	424
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.000%, 06/15/21	11,364
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,418

		19,727

	Total New York	433,455

	North Carolina — 1.0%
	General Obligation — 0.5%
	Wake County, Hammond Road Detention Center, Limited Obligation,
3,905	GO, 5.000%, 06/01/20	4,547
5,950	GO, 5.000%, 06/01/21	6,903

		11,450

	Other Revenue — 0.4%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,149
1,170	Rev., AGM, 5.000%, 11/01/26	1,343
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/19 (p)	4,877

		7,369

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,829

	Total North Carolina	21,648

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Ohio — 1.9%
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,028

	General Obligation — 0.7%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,703
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,641
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/14 (p)	226
1,560	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/22	1,911

		14,481

	Other Revenue — 0.7%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	641
1,500	County of Hamilton, Sewer System, The Metropolitan Sewer District, Series A, Rev., 5.000%, 12/01/30 (w)	1,803
1,725	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/23	2,066
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,598
6,850	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	8,681

		15,789

	Water & Sewer — 0.4%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,311
4,650	Series A, Rev., 5.000%, 12/01/18	5,392

		9,703

	Total Ohio	43,001

	Oklahoma — 0.7%
	Education — 0.3%
5,210	Tulsa County Industrial Authority, Jenks Public School, Rev., 5.500%, 09/01/18	6,065

	Other Revenue — 0.4%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.000%, 07/01/27	1,659
2,195	Oklahoma Development Finance Authority, Department of Corrections Project, Rev., 5.000%, 04/01/23	2,636

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	Oklahoma Turnpike Authority, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,583
2,000	Series A, Rev., 5.000%, 01/01/24	2,357

		10,235

	Total Oklahoma	16,300

	Oregon — 1.4%
	Certificate Of Participation/Lease — 0.7%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,970
3,350	Series A, COP, 5.000%, 05/01/21	3,862
6,965	Series A, COP, 5.000%, 05/01/22	8,010

		15,842

	General Obligation — 0.1%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,720
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	126

		1,846

	Other Revenue — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,263
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/27	1,798

		4,061

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,413

	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,535

	Total Oregon	30,697

	Pennsylvania — 2.4%
	Education — 0.2%
	Pennsylvania State University,
1,225	Series A, Rev., 5.000%, 03/01/22	1,399
2,000	Series A, Rev., 5.000%, 03/01/23	2,274

		3,673

	General Obligation — 1.7%
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	888

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,099
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,437
14,865	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 05/15/18	16,978
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16 (p)	4,223
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,127
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/20	2,108

		37,860

	Hospital — 0.1%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 0.937%, 12/01/24	2,820

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	2,852

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,260

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,727

	Total Pennsylvania	55,192

	Rhode Island — 0.4%
	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,234

	Other Revenue — 0.3%
4,870	Narragansett Bay Commission, Wastewater System, Series B, Rev., 5.000%, 09/01/35 (w)	5,582
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	962
655	Series A, Rev., 5.000%, 09/01/25	769

		7,313

	Total Rhode Island	8,547

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — 2.1%
	Education — 0.1%
3,025	Scago Educational Facilities Corp., Pickens School District Project, Rev., AGM, 5.000%, 12/01/21	3,310

	General Obligation — 0.8%
10,000	State of South Carolina, Highway, Series A, GO, 5.000%, 06/01/19	11,761
4,740	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/22	5,518

		17,279

	Other Revenue — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,766

	Utility — 1.0%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,405
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,887

		22,292

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,540

	Total South Carolina	47,187

	Tennessee — 0.8%
	Education — 0.4%
8,190	Metropolitan Government of Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,481

	General Obligation — 0.3%
	Metropolitan Government of Nashville & Davidson County,
1,030	GO, 5.000%, 07/01/24	1,238
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,378
1,000	Metropolitan Government of Nashville & Davidson County, Improvement, Series A, GO, 5.000%, 01/01/28	1,181

		6,797

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,299

	Total Tennessee	18,577

	Texas — 9.2%
	Certificate Of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.000%, 02/01/18	1,556

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Education — 1.1%
	Southwest Higher Education Authority, Southern Methodist University Project,
2,000	Rev., 5.000%, 10/01/20	2,353
3,000	Rev., 5.000%, 10/01/21	3,522
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,565
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,068
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,446
2,500	Series A, Rev., 5.000%, 04/15/22	2,894
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,249
2,500	Series B, Rev., 5.250%, 08/15/17	2,824
500	Series C, Rev., 5.000%, 08/15/18	577
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,556
1,215	Series C, Rev., 5.000%, 03/01/22	1,364

		25,418

	General Obligation — 4.3%
1,075	Bexar County, GO, 5.250%, 06/15/22	1,201
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,571
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,039
	City of Houston, Public Improvement,
2,000	Series A, GO, 5.000%, 03/01/25	2,402
4,000	Series A, GO, 5.000%, 03/01/30	4,751
	City of Lubbock,
2,335	GO, 5.000%, 02/15/24	2,869
3,150	GO, 5.000%, 02/15/25	3,846
	City of Pflugerville, Limited Tax,
700	GO, 5.000%, 08/01/22	846
680	GO, 5.000%, 08/01/23	814
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,400
4,735	GO, 5.000%, 08/01/26	5,647
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	845
1,500	GO, 5.000%, 08/01/24	1,800
2,735	GO, 5.000%, 08/01/27	3,249
	County of Harris, Flood Control District,
3,580	GO, 5.250%, 10/01/19	4,272
1,220	Series A, GO, 5.250%, 10/01/19 (p)	1,456

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	850
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,520
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,450
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,404
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,274
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 5.250%, 02/15/26	1,097
1,000	GO, AGM, 5.250%, 02/15/27	1,091
1,000	Fort Bend County, Road, GO, 5.000%, 03/01/20	1,186
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,042
2,750	Harris County, Road, Series A, GO, 5.250%, 10/01/18	3,205
	Hays County,
1,000	GO, 5.000%, 02/15/23	1,167
1,785	GO, 5.000%, 02/15/24	2,071
2,410	GO, 5.000%, 02/15/25	2,780
1,500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	1,750
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	705
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,569
5,000	GO, 5.000%, 02/15/34	5,617
1,330	GO, AMBAC, 5.000%, 02/15/19	1,455
390	GO, AMBAC, 5.000%, 02/15/20	427
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,829
2,000	Socorro Independent School District, GO, PSF-GTD, 5.000%, 08/15/22	2,403
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,882
4,340	Series A, GO, 5.000%, 08/01/21	4,995
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,063

		96,840

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 0.9%
	City of San Antonio, Water System Junior Lien,
1,600	Rev., 5.000%, 05/15/22	1,945
1,500	Rev., 5.000%, 05/15/23	1,834
1,250	Rev., 5.000%, 05/15/24	1,515
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	112
3,315	Rev., 5.000%, 12/15/23	3,847
	Collin County, Tax Road,
90	GO, 5.000%, 02/15/15 (p)	91
95	GO, 5.000%, 02/15/15 (p)	96
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,550
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,475

		21,465

	Prerefunded — 0.3%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,949

	Special Tax — 0.4%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,158
945	Series C, GO, 5.000%, 02/15/22	1,088
325	Series C, GO, 5.000%, 02/15/23	375
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/16 (p)	5,331

		7,952

	Transportation — 0.9%
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,328
3,000	Rev., 5.250%, 12/01/48	3,363
7,660	Series A, Rev., 5.000%, 12/01/21	8,853
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,171
2,000	Series A, Rev., 5.000%, 11/01/21	2,179

		20,894

	Water & Sewer — 1.2%
3,880	City of Dallas, Waterworks & Sewer System, Rev., AMBAC, 5.000%, 10/01/17	4,377
	North Texas Municipal Water District,
2,230	Rev., 5.000%, 06/01/17	2,479
2,130	Rev., 5.000%, 06/01/18	2,434
2,695	Rev., 5.000%, 06/01/21	3,057
2,955	Rev., 5.000%, 06/01/23	3,352
3,405	Rev., 5.000%, 06/01/26	3,852

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
	Texas Water Development Board, State Revolving Fund,
3,200	Series A, Sub Series A-1, Rev., 5.000%, 07/15/17	3,584
3,820	Series A, Sub Series A-1, Rev., 5.000%, 07/15/20	4,504

		27,639

	Total Texas	209,713

	Utah — 0.7%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,163
1,050	Rev., 5.000%, 12/01/20	1,223
1,150	Rev., 5.000%, 12/01/22	1,328

		3,714

	General Obligation — 0.1%
1,365	Central Utah Water Conservancy District, Series C, GO, 5.000%, 04/01/18	1,555

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,000	Salt Lake County Municipal Building Authority, Series A, Rev., 5.000%, 12/01/17	1,131

	Water & Sewer — 0.4%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,570

	Total Utah	14,970

	Vermont — 0.3%
	Other Revenue — 0.3%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,714
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,620

	Total Vermont	7,334

	Virginia — 3.6%
	Education — 1.0%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,201
10,050	Series B, Rev., 5.000%, 09/01/19	11,831

		22,032

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — 1.2%
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	242
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	20,611
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18 (p)	7,435

		28,288

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,266

	Other Revenue — 0.7%
	Virginia Public Building Authority,
5,620	Series C, Rev., 5.000%, 08/01/15 (p)	5,825
5,225	Series D, Rev., 5.000%, 08/01/17	5,854
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	29
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,742

		15,450

	Prerefunded — 0.3%
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	7,221

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,675

	Transportation — 0.2%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,935	Rev., 5.000%, 04/01/17	2,139
1,655	Rev., 5.000%, 04/01/18	1,880

		4,019

	Total Virginia	80,951

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — 1.9%
	General Obligation — 1.8%
1,100	County of Snohomish, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,295
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,648
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,407
1,000	Series C, GO, 5.000%, 01/01/18	1,134
2,000	Series D, GO, 5.000%, 02/01/24	2,426
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,298
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,560

		41,768

	Hospital — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,358

	Total Washington	43,126

	Total Municipal Bonds (Cost $2,043,229)	2,200,437

SHARES
Short-Term Investment — 5.8%
	Investment Company — 5.8%
132,554	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $132,554 )	132,554

	Total Investments — 102.8% (Cost $2,175,783)	2,332,991
	Liabilities in Excess of Other Assets — (2.8)%	(63,952)

	NET ASSETS — 100.0%	$2,269,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	$25,000	$(2,544)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(2,226)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(3,539)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(3,979)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(3,248)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(612)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(363)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(2,386)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(3,238)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	35,000	(2,026)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/24	18,000	(411)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/44	5,000	(256)
BNP Paribas	1.765% at termination	CPI-U at termination	03/21/16	50,000	(252)
BNP Paribas	1.755% at termination	CPI-U at termination	04/10/16	18,000	(90)
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	25,000	(951)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/18	25,000	(394)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/18	12,000	(192)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/18	39,000	(609)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/19	13,000	(233)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	(932)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/44	4,000	(196)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/44	4,000	(199)
Citibank, N.A.	1.763% at termination	CPI-U at termination	04/07/16	33,000	(171)
Citibank, N.A.	2.275% at termination	CPI-U at termination	07/02/18	50,000	(1,512)
Citibank, N.A.	2.220% at termination	CPI-U at termination	07/06/18	50,000	(1,253)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/19	9,000	(162)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	(1,202)
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	(2,278)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	(2,217)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	(1,752)
Citibank, N.A.	2.480% at termination	CPI-U at termination	07/01/22	50,000	(2,526)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/24	10,000	(249)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/24	22,000	(610)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/24	15,000	(393)
Citibank, N.A.	2.357% at termination	CPI-U at termination	09/23/24	27,000	(352)
Citibank, N.A.	2.325% at termination	CPI-U at termination	09/30/24	28,000	(265)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/24	14,000	(13)
Credit Suisse International	1.880% at termination	CPI-U at termination	01/02/15	50,000	(511)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/17	50,000	(1,739)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/18	65,000	(1,654)
Deutsche Bank AG, New York	1.865% at termination	CPI-U at termination	01/03/15	50,000	(499)
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	(170)
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/04/16	25,000	(121)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	50,000	(2,062)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/19	55,000	(828)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	(4,443)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/24	17,000	(505)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/24	40,000	(1,078)
Deutsche Bank AG, New York	2.423% at termination	CPI-U at termination	09/12/24	27,000	(544)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/44	5,000	(269)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/44	13,000	64
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/19	20,000	(383)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/19	12,000	(213)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/19	$19,000	$(345)
Goldman Sachs International	2.100% at termination	CPI-U at termination	09/12/19	55,000	(712)
Morgan Stanley Capital Services	1.638% at termination	CPI-U at termination	09/03/15	46,000	(343)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/18	20,000	(384)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/19	20,000	(478)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	30,000	(956)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/24	34,000	(986)
Morgan Stanley Capital Services	2.443% at termination	CPI-U at termination	05/01/24	36,000	(822)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/44	3,000	(129)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	(1,169)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	(3,444)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/24	7,000	(187)
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	49,000	(14,201)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/44	9,000	(545)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/18	50,000	(1,298)

					$(84,785)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2014.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $86,110,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,382,073		$2,200,437
Investments in affiliates, at value	10,568		46,444
Investments in affiliates — restricted, at value	—		86,110

Total investment securities, at value	1,392,641		2,332,991
Restricted Cash	—		2,140
Cash	2		—
Receivables:
Investment securities sold	354		—
Fund shares sold	358		2,200
Interest and dividends from non-affiliates	1,258		28,264
Dividends from affiliates	—	(a)	—	(a)
Outstanding swap contracts, at value	—		64

Total Assets	1,394,613		2,365,659

LIABILITIES:
Payables:
Distributions	—		4,140
Investment securities purchased	2,724		4,089
Fund shares redeemed	595		2,228
Outstanding swap contracts, at value	—		84,849
Accrued liabilities:
Investment advisory fees	393		614
Administration fees	92		139
Distribution fees	4		59
Shareholder servicing fees	115		203
Custodian and accounting fees	35		130
Collateral management fees	—		22
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Other	69		147

Total Liabilities	4,028		96,620

Net Assets	$1,390,585		$2,269,039

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$856,599	$2,246,001
Accumulated undistributed (distributions in excess of) net investment income	923	2,092
Accumulated net realized gains (losses)	30,025	(51,477)
Net unrealized appreciation (depreciation)	503,038	72,423

Total Net Assets	$1,390,585	$2,269,039

Net Assets:
Class A	$10,667	$95,153
Class C	2,700	59,850
Class R6	—	253,993
Institutional Class	1,293,555	1,682,468
Select Class	83,663	177,575

Total	$1,390,585	$2,269,039

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	368	9,505
Class C	93	5,996
Class R6	—	25,320
Institutional Class	44,455	167,803
Select Class	2,877	17,719

Net Asset Value (a):
Class A — Redemption price per share	$29.01	$10.01
Class C — Offering price per share (b)	28.88	9.98
Class R6 — Offering and redemption price per share	—	10.03
Institutional Class — Offering and redemption price per share	29.10	10.03
Select Class — Offering and redemption price per share	29.08	10.02
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$30.62	$10.40

Cost of investments in non-affiliates	$879,035	$2,043,229
Cost of investments in affiliates	10,568	46,444
Cost of investments in affiliates — restricted	—	86,110

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$79,609
Dividend income from non-affiliates	20,761		—
Dividend income from affiliates	1		4

Total investment income	20,762		79,613

EXPENSES:
Investment advisory fees	4,360		8,374
Administration fees	1,033		1,984
Distribution fees:
Class A	23		287
Class C	17		514
Shareholder servicing fees:
Class A	23		287
Class C	6		171
Institutional Class	1,112		1,728
Select Class	306		633
Custodian and accounting fees	51		236
Interest expense to affiliates	—	(a)	— (a)
Professional fees	59		124
Collateral management fees	—		28
Trustees’ and Chief Compliance Officer’s fees	12		23
Printing and mailing costs	47		56
Registration and filing fees	60		84
Transfer agent fees	59		142
Other	35		68

Total expenses	7,203		14,739

Less amounts waived	(133)		(1,778)

Net expenses	7,070		12,961

Net investment income (loss)	13,692		66,652

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	41,175		13,866
Swaps	—		(16,639)

Net realized gain (loss)	41,175		(2,773)

Distributions of capital gains received from investment company affiliates	—	(a)	2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	148,970		11,045
Swaps	—		(22,053)

Change in net unrealized appreciation/depreciation	148,970		(11,008)

Net realized/unrealized gains (losses)	190,145		(13,779)

Change in net assets resulting from operations	$203,837		$52,873

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,692	$13,251	$66,652	$77,701
Net realized gain (loss)	41,175	77,946	(2,773)	(19,507)
Distributions of capital gains received from investment company affiliates	— (a)	—	2	—
Change in net unrealized appreciation/depreciation	148,970	163,223	(11,008)	(127,659)

Change in net assets resulting from operations	203,837	254,420	52,873	(69,465)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(68)	(78)	(2,955)	(4,218)
Class C
From net investment income	(7)	(14)	(1,329)	(1,495)
Class R6 (b)
From net investment income	—	—	(6,978)	(710)
Institutional Class
From net investment income	(12,561)	(2,365)	(50,616)	(24,904)
Select Class
From net investment income	(654)	(12,877)	(5,017)	(39,858)

Total distributions to shareholders	(13,290)	(15,334)	(66,895)	(71,185)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	94,016	(972)	(561,620)	(270,693)

NET ASSETS:
Change in net assets	284,563	238,114	(575,642)	(411,343)
Beginning of period	1,106,022	867,908	2,844,681	3,256,024

End of period	$1,390,585	$1,106,022	$2,269,039	$2,844,681

Accumulated undistributed (distributions in excess of) net investment income	$923	$587	$2,092	$2,334

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,589	$4,366	$21,914	$53,434
Distributions reinvested	50	66	2,621	3,716
Cost of shares redeemed	(330)	(2,793)	(82,590)	(116,405)

Change in net assets resulting from Class A capital transactions	$1,309	$1,639	$(58,055)	$(59,255)

Class C
Proceeds from shares issued	$604	$335	$3,063	$16,625
Distributions reinvested	7	11	967	1,160
Cost of shares redeemed	(208)	(210)	(27,498)	(38,088)

Change in net assets resulting from Class C capital transactions	$403	$136	$(23,468)	$(20,303)

Class R6 (a)
Proceeds from shares issued	$—	$—	$253,436	$100,050
Distributions reinvested	—	—	3,117	710
Cost of shares redeemed	—	—	(103,490)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$153,063	$100,760

Institutional Class
Proceeds from shares issued	$1,179,414	$85,471	$1,671,383	$549,614
Distributions reinvested	411	405	6,078	6,588
Cost of shares redeemed	(159,237)	(146,517)	(948,495)	(491,715)

Change in net assets resulting from Institutional Class capital transactions	$1,020,588	$(60,641)	$728,966	$64,487

Select Class
Proceeds from shares issued	$25,464	$420,057	$49,488	$599,851
Distributions reinvested	205	280	1,564	3,075
Cost of shares redeemed	(953,953)	(362,443)	(1,413,178)	(959,308)

Change in net assets resulting from Select Class capital transactions	$(928,284)	$57,894	$(1,362,126)	$(356,382)

Total change in net assets resulting from capital transactions	$94,016	$(972)	$(561,620)	$(270,693)

(a)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	59	203	2,169	5,149
Reinvested	2	3	260	362
Redeemed	(12)	(137)	(8,211)	(11,416)

Change in Class A Shares	49	69	(5,782)	(5,905)

Class C
Issued	22	14	305	1,599
Reinvested	— (a)	1	96	114
Redeemed	(8)	(10)	(2,742)	(3,754)

Change in Class C Shares	14	5	(2,341)	(2,041)

Class R6 (b)
Issued	—	—	25,072	10,111
Reinvested	—	—	308	71
Redeemed	—	—	(10,242)	—

Change in Class R6 Shares	—	—	15,138	10,182

Institutional Class
Issued	45,472	3,936	165,997	53,040
Reinvested	15	19	602	643
Redeemed	(5,859)	(6,687)	(94,089)	(48,138)

Change in Institutional Class Shares	39,628	(2,732)	72,510	5,545

Select Class
Issued	977	19,350	4,898	58,111
Reinvested	7	13	155	298
Redeemed	(37,322)	(16,531)	(140,778)	(93,329)

Change in Select Class Shares	(36,338)	2,832	(135,725)	(34,920)

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective August 16, 2013 for Tax Aware Real Return Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
Year Ended October 31, 2014	$24.87	$0.19	(f)	$4.15	$4.34	$(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)

Class C
Year Ended October 31, 2014	24.78	0.06	(f)	4.12	4.18	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)

Institutional Class
Year Ended October 31, 2014	24.92	0.30	(f)	4.18	4.48	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)

Select Class
Year Ended October 31, 2014	24.88	0.29	(f)(i)	4.13	4.42	(0.22	)(i)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Net investment income (loss) per share and distributions from net investment income may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$29.01	17.50%	$10,667	0.96%		0.71%		0.96%		59%
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(j)	0.89	(j)	0.97	(j)	60

28.88	16.92	2,700	1.46		0.21		1.46		59
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(j)	0.39	(j)	1.47	(j)	60

29.10	18.04	1,293,555	0.55		1.10		0.56		59
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65

29.08	17.82	83,663	0.71		1.10		0.71		59
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(j)	1.14	(j)	0.72	(j)	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2014	$10.06	$0.26	(f)	$(0.04)	$0.22	$(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)

Class C
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)

Class R6
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)
August 16, 2013 (g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

Institutional Class
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)

Select Class
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.01	2.15%	$95,153	0.75%	2.58%	0.97%	11%
10.06	(2.22)	153,819	0.75	2.31	0.97	16
10.51	5.55	222,694	0.75	2.34	0.97	8
10.19	3.80	183,105	0.75	2.53	0.97	14
10.07	4.69	185,970	0.74	2.30	0.98	16

9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16
10.48	4.92	108,755	1.40	1.70	1.47	8
10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16

10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16
10.53	5.91	944,652	0.50	2.58	0.57	8
10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16

10.02	2.25	177,575	0.65	2.67	0.72	11
10.06	(2.11)	1,544,101	0.65	2.42	0.72	16
10.51	5.66	1,979,923	0.65	2.46	0.72	8
10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 Shares of the Tax Aware Real Return Fund commenced operations on August 16, 2013.

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,392,641	$—	$—	$1,392,641

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$132,554	$2,200,437	$—	$2,332,991

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$64	$—	$64

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(84,849)	$—	$(84,849)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Swaps — Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted, except for amounts posted to Goldman Sachs International, which are included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2014 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(24,828)	$25,460
BNP Paribas		(4,048)	4,070
Citibank, N.A.		(14,955)	15,780
Credit Suisse International		(3,904)	4,170
Deutsche Bank AG, New York		(10,455)	10,660
Goldman Sachs International		(1,653)	2,140
Morgan Stanley Capital Services		(4,098)	4,800
Royal Bank of Scotland		(19,546)	19,790
Union Bank of Switzerland AG		(1,298)	1,380

Morgan Stanley Capital Services	Collateral Received	$—	$(548)

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2014 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,993,462
Ending Notional Balance — Pays Fixed Rate	2,081,000

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

C. Summary of Derivatives Information

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received (b)	Net Amount Due From Counterparty (not less than zero)
Deutsche Bank AG, New York	$64	$(64)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$24,828	$—	$(24,828)	$—
BNP Paribas	4,048	—	(4,048)	—
Citibank, N.A.	14,955	—	(14,955)	—
Credit Suisse International	3,904	—	(3,904)	—
Deutsche Bank AG, New York	10,519	(64)	(10,455)	—
Goldman Sachs International	1,653	—	(1,653)	—
Morgan Stanley Capital Services	4,098	—	(4,098)	—
Royal Bank of Scotland	19,546	—	(19,546)	—
Union Bank of Switzerland AG	1,298	—	(1,298)	—

	$84,849	$(64)	$(84,215)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual collateral received or posted.

The Fund’s derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$—	$(66)	$66
Tax Aware Real Return Fund	—	1	(1)

The reclassifications for the Funds relate primarily to non-taxable dividends and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge
Tax Aware Equity Fund	$1
Tax Aware Real Return Fund	5

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$112	$112
Tax Aware Real Return Fund	415	1,134	172	1,721

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Tax Aware Equity Fund	$21
Tax Aware Real Return Fund	57

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$801,507	$728,879
Tax Aware Real Return Fund	254,484	783,157

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$897,840	$496,511	$1,710	$494,801
Tax Aware Real Return Fund	2,175,783	159,471	2,263	157,208

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$13,290	$—	$13,290
Tax Aware Real Return Fund	94	66,801	66,895

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$15,334	$—	$15,334
Tax Aware Real Return Fund	45	71,140	71,185

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$961	$—	$38,265	$494,801
Tax Aware Real Return Fund	—	6,272	(51,475)	72,423

The cumulative timing differences primarily consist of distributions payable and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$22,290	$—

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Real Return Fund	$26,211	$2,850	$124	$29,185
During the year ended October 31, 2014, Tax Aware Equity Fund utilized approximately $2,782,000 pre-enactment capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year ended October 31, 2014.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate Fund of JPMorgan Trust I) (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,085.40	$5.05	0.96%
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class C
Actual	1,000.00	1,082.80	7.66	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Institutional Class
Actual	1,000.00	1,088.10	2.89	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,086.80	3.73	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,004.10	3.79	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,000.60	7.06	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R6
Actual	1,000.00	1,005.80	2.02	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Institutional Class
Actual	1,000.00	1,006.30	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,004.60	3.28	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not con-

tain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

56	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the fourth, fifth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund prepared by the Trustees’ independent consultant. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class Shares were in the third and fifth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	57

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

58	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2014:

Dividends Received Deduction
Tax Aware Equity Fund	100.00%

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$13,290

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income exempt from federal income tax for the fiscal year ended October 31, 2014:

Exempt Distributions Paid
Tax Aware Real Return Fund	99.94%

OCTOBER 31, 2014	J.P. MORGAN TAX AWARE FUNDS	59

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-TA-1014

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2014

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan Europe Research Enhanced Equity Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2014

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies. U.S. equity markets posted strong returns for the twelve month period, while overseas developed market equities had negative returns and emerging markets overall ended the period with a modest gain.

Greater China

Chinese equities came under pressure amid signs of slowing growth and investor worries about excessive credit creation tied to the nation’s boom in real estate. In response, Chinese policymakers shifted focus toward supporting growth, while maintaining a stated commitment to long-term structural reforms. In April, the State Council unveiled “mini-stimulus” measures to ensure the government would meet its goal of 7.5% annual growth. Hong Kong’s economic growth weakened during the period and a large pro-democracy protest movement shut down parts of the business district beginning in September. While Taiwan’s position as a major supplier to Apple Inc. helped support the nation’s economy, Taiwan’s Purchase Manager’s Index fell to its lowest level in 13 months in October. Stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), returned 8.36% for the twelve months ended October 31, 2014.

Europe

While the European Union’s economic recovery continued through early 2014, leading to healthy corporate earnings, overall job creation remained weak and in June the European Central Bank took action seeking to prevent a destructive deflationary spiral. Meanwhile, the continuing conflict in eastern Ukraine and the imposition by Western nations of economic sanctions on Russia provided for an uncertain backdrop to the region. The MSCI Europe Index (net of foreign withholding taxes) returned -2.21% for the twelve months ended October 31, 2014.

Latin America

Economic growth slowed during 2014, amid slower export demand and policy uncertainties. A softening in prices for key commodities put further pressure on regional economies, particularly in South America. In Brazil, the re-election of President Dilma Rousseff was followed by a sharp sell-off in equities amid investor concerns about her administration’s private sector interventionist policies. In Venezuela, economic turmoil has led to chronic shortages of consumer goods and the world’s fastest rate of inflation. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned -5.68% for the twelve months ended October 31, 2014.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.64%
Morgan Stanley Capital International (“MSCI”)
All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	4.00%

Net Assets as of 10/31/2014 (In Thousands)	$6,878

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection and overweight allocations in Taiwan and India were leading contributors to performance relative to the Benchmark. The Fund’s security selection in Hong Kong and Australia was a leading detractor from relative performance. In June 2014, the Fund’s industry concentration limit was modified and the Fund increased its overweight position in the banking sector, which had a modest positive impact on relative performance.

Leading contributors to the Fund’s relative performance included its overweight positions in Inotera Memories Inc., Largan Precision Co. and China Gas Holdings Ltd. Shares of Inotera and Largan, both Taiwanese information technology companies, benefited from stabilization in orders and increased demand for smart phone components. Shares of China Gas Holdings, a Chinese energy company, rose on continued expansion in household connections and sales of natural gas.

Leading detractors from the Fund’s relative performance included an underweight position in Infosys Ltd. and overweight positions in Great Wall Motor Co. and Sunac China Holdings Ltd. Shares of Infosys, an Indian information technology company, rose on higher than expected quarterly earnings. Shares of Great Wall Motor, China’s biggest maker of sport utility vehicles, fell due to delays in product launches and an overall weakening trend in China’s economy. Shares of Sunac China Holdings Ltd., a Chinese financial sector company not held in the Benchmark, declined on weak property sales and tighter government mortgage control measures.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up security selection based on a systematic approach of finding what the Fund’s portfolio managers believed were securities that had attractive momentum characteristics, as well as securities that they believed were attractively valued and fundamentally strong. At the end of the reporting period, the Fund was overweight versus the Benchmark in China and Taiwan, particularly in the technology sectors. The Fund was also overweight in the financials sector and remained underweight in the energy, consumer staples and telecommunication services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.1%
2.	Samsung Electronics Co., Ltd. (South Korea)	3.0
3.	Commonwealth Bank of Australia (Australia)	2.7
4.	Tencent Holdings Ltd. (China)	2.7
5.	China Mobile Ltd. (Hong Kong)	2.4
6.	BHP Billiton Ltd. (Australia)	2.3
7.	AIA Group Ltd. (Hong Kong)	2.2
8.	Westpac Banking Corp. (Australia)	2.2
9.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.7
10.	China Construction Bank Corp., Class H (China)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
Australia	20.7%
Hong Kong	16.4
China	16.0
South Korea	13.7
Taiwan	11.4
India	10.0
Thailand	2.8
Philippines	2.5
Singapore	2.3
Indonesia	2.0
Others (each less than 1.0%)	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		4.37%	9.60%
With Sales Charge*		(1.12)	7.59
CLASS C SHARES	November 30, 2011
Without CDSC		3.83	9.05
With CDSC**		2.83	9.05
SELECT CLASS SHARES	November 30, 2011	4.64	9.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012 and June 10, 2014, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex-Japan Funds Index from November 30, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex-Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex-Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.34%
Morgan Stanley Capital International (“MSCI”)
Golden Dragon Index (net of foreign withholding taxes)	8.36%

Net Assets as of 10/31/2014 (In Thousands)	$338,165

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection in Hong Kong and its security selection and overweight allocation in China detracted from performance relative to the Benchmark, while security selection in Taiwan helped the Fund’s relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Hon Hai Precision Industry Co., China Mobile Ltd. and Hong Kong Exchanges & Clearing Ltd. Shares of Hon Hai Precision, a Taiwanese information technology company not held in the Fund, gained on stabilization in orders and an increase in demand for components used in Apple Inc. products. Shares of China Mobile, a Chinese telecommunications company, rose amid a reduction in customer handset subsidies, which helped the company’s earnings. Shares of Hong Kong Exchanges & Clearing, which owns and operates Hong Kong’s stock and futures exchanges, rose after the company unveiled a program to allow direct securities trading on the Shanghai Stock Exchange.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tencent Holdings Ltd., Alibaba Group Holding Ltd. and Largan Precision Co. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its businesses. Shares of Alibaba, a Chinese provider of Internet and mobile commercial services, gained after its U.S. initial public offering and listing on the New York Stock Exchange. Shares of Largan Precision, a Taiwan information technology company, benefited from stabilization in orders and increased demand for optical lenses for Apple Inc.’s iPhone 6.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period with an overweight versus the Benchmark in securities of companies involved in consumer consumption and renewable energy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	7.7%
2.	Tencent Holdings Ltd. (China)	6.9
3.	China Construction Bank Corp., Class H (China) .	5.0
4.	AIA Group Ltd. (Hong Kong)	4.9
5.	Cheung Kong Holdings Ltd. (Hong Kong)	3.3
6.	Agricultural Bank of China Ltd., Class H (China) .	3.2
7.	China Telecom Corp., Ltd., Class H (China)	2.8
8.	Alibaba Group Holding Ltd., ADR (China)	2.6
9.	China Minsheng Banking Corp., Ltd., Class H (China)	2.2
10.	Fubon Financial Holding Co., Ltd. (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	50.1%
Hong Kong	25.1
Taiwan	24.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		7.12%	6.09%	5.50%
With Sales Charge*		1.51	4.96	4.76
CLASS C SHARES	February 28, 2007
Without CDSC		6.54	5.55	4.97
With CDSC**		5.54	5.55	4.97
SELECT CLASS SHARES	February 28, 2007	7.34	6.34	5.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Europe Research Enhanced Equity Fund

Fund Commentary

September 15, 2014 to October 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.47%
Morgan Stanley Capital International (“MSCI”)
Europe Index (net of foreign withholding taxes)	-5.24%

Net Assets as of 10/31/2014 (In Thousands)	$2,837

INVESTMENT OBJECTIVE**

The JPMorgan Europe Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the period September 15, 2014 to October 31, 2014. The Fund’s security selection in the insurance sector and the transport services & trading sector detracted from relative performance, while the Fund’s security selection in the banks and oil sectors contributed to performance relative to the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sanofi SA, TNT Express NV and Allianz SE. Shares of Sanofi, a French pharmaceuticals and health products company, declined after the company’s board of directors ousted its chief executive officer and the company warned of increased competitive pressure on U.S. sales of its diabetes products. Shares of TNT Express, a Netherlands logistics company, weakened after the company posted a quarterly loss and issued a warning that fierce competition was hurting its profit margins. Shares of Allianz, a German insurance and financial services company, fell in September following the departure of Bill Gross, founder and chief executive of its Pimco asset management subsidiary.

Leading individual contributors to relative performance included the Fund’s overweight position in UPM-Kymmene OYJ and its underweight positions in Tesco PLC and Standard Chartered PLC. Shares of UPM-Kymmene, a Finnish pulp and paper company, rose after the company posted better-than-expected quarterly earnings amid cost cutting. Shares of Tesco, a U.K. retail chain, sank due to continued accounting problems, the resignation of its chairman in October and deterioration in its U.K. business. Shares of Standard Chartered, a U.K. banking company focused on Asia, fell after the company issued a profit warning on a surge of bad debt.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers conducted in-depth fundamental research into individual securities and ranked securities within each economic sector according to what they believed to be their relative value. During the reporting period, the Fund’s portfolio managers sought to overweight positions relative to the Benchmark in securities that they believed were undervalued and underweighted or did not hold positions relative to the Benchmark in securities they believed to be overvalued.

On September 25, 2014, the portfolio managers of the Fund changed. The change in management did not materially change the Fund’s investment strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	3.0%
2.	Nestle S.A. (Switzerland)	2.9
3.	Novartis AG (Switzerland)	2.6
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.3
5.	HSBC Holdings plc (United Kingdom)	2.3
6.	Bayer AG (Germany)	2.0
7.	British American Tobacco plc (United Kingdom)	1.8
8.	Sanofi (France)	1.6
9.	Total S.A. (France)	1.6
10.	BP plc (United Kingdom)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	28.3%
France	16.4
Switzerland	14.1
Germany	13.0
Netherlands	5.9
Spain	5.5
Italy	4.1
Sweden	2.8
Belgium	2.8
Denmark	2.4
Norway	2.2
Others (each less than 1.0%)	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Europe Research Enhanced Equity Fund

FUND COMMENTARY

FOR THE PERIOD SEPTEMBER 15, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	September 15, 2014
Without Sales Charge		(5.47)%
With Sales Charge**		(10.42)
CLASS C SHARES	September 15, 2014
Without CDSC		(5.53)
With CDSC***		(6.53)
SELECT CLASS SHARES	September 15, 2014	(5.47)

*	Not Annualized.
**	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/15/14 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 15, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Europe Research Enhanced Equity Fund and the MSCI Europe Index from September 15, 2014 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an ‘‘as is’’ basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the ‘‘MSCI Parties’’) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-0.87%
Morgan Stanley Capital International (“MSCI”)
Europe Index (net of foreign withholding taxes)	-1.21%

Net Assets as of 10/31/2014 (In Thousands)	$1,043,284

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection in the consumer durables and banks sectors contributed to performance relative to the Benchmark, while security selection in the materials and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Shire PLC, Pandora A/S and Ashtead Group PLC. Shares of Shire, an Irish pharmaceuticals company, rose after the company raised its earnings forecast and amid speculation that it remains a takeover target despite the collapse of a proposed $55 billion merger with AbbVie Inc. Shares of Pandora, a Danish jewelry manufacturer, climbed after the company raised its revenue forecast. Shares of Ashtead, a U.K. construction and industrial equipment company not held in the Benchmark, gained after the company forecast earnings and revenue above analysts’ estimates.

Individual detractors from relative performance included the Fund’s underweight positions in Royal Dutch Shell PLC, AstraZeneca PLC and Bayer AG. Shares of Royal Dutch Shell, a U.K.-Dutch integrated oil and natural gas company, rose on an increase in quarterly profits in the face of declining global oil prices. Shares of AstraZeneca, a U.K. pharmaceutical company, strengthened on a buyout offer from Pfizer Inc. and positive regulatory news for its drug pipeline. Shares of Bayer, a German health care and materials company, rose amid the company’s efforts to strategically reposition itself to focus on health products and crop science.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions flowed from bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.5%
2.	Novartis AG (Switzerland)	3.1
3.	Roche Holding AG (Switzerland)	2.5
4.	ING Groep N.V., CVA (Netherlands)	2.3
5.	Pandora A/S (Denmark)	2.1
6.	Shire plc (Ireland)	2.1
7.	Lloyds Banking Group plc (United Kingdom)	2.0
8.	Allianz SE (Germany)	2.0
9.	Novo Nordisk A/S, Class B (Denmark)	1.9
10.	Royal Bank of Scotland Group plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	28.4%
Germany	13.3
Switzerland	10.8
Netherlands	10.1
France	8.4
Spain	5.8
Denmark	5.3
Ireland	4.4
Finland	2.7
Italy	2.3
Sweden	2.2
Norway	1.7
Belgium	1.3
Others (each less than 1.0%)	1.4
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
Without Sales Charge		(0.87)%	9.42%	7.90%
With Sales Charge*		(6.06)	8.25	7.32
CLASS B SHARES	November 3, 1995
Without CDSC		(1.36)	8.87	7.46
With CDSC**		(6.36)	8.58	7.46
CLASS C SHARES	November 1, 1998
Without CDSC		(1.32)	8.87	7.36
With CDSC***		(2.32)	8.87	7.36
INSTITUTIONAL CLASS SHARES	September 10, 2001	(0.44)	9.94	8.41
SELECT CLASS SHARES	September 10, 2001	(0.64)	9.69	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/04 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2004 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-4.98%
Morgan Stanley Capital International (“MSCI”) Emerging Markets
(“EM”) Latin America Index (net of foreign withholding taxes)	-5.68%

Net Assets as of 10/31/2014 (In Thousands)	$109,736

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection and underweight position in the materials sector and its underweight position in the energy sector contributed to performance relative to the Benchmark, while security selection in the consumer discretionary sector and underweight position in the telecommunication services sector detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its underweight positions in Vale SA and Ecopetrol SA, and its overweight position in Infraestructura Energetica Nova SAB. Shares of Vale, a Brazilian metals and mining company, fell on weakness in global prices for iron ore. Shares of Ecopetrol, a Colombian integrated energy company, declined amid falling global oil prices. Shares of Infraestructura Energetica, a Mexican utility company not held in the Benchmark, rose on growth prospects for Mexico’s economy.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alpargatas SA and EZ Tec Empreendimentos e Participacoes SA and its underweight position in BRF SA. Shares of both Alpargatas, a Brazilian footwear and apparel company, and EZ Tec, a Brazilian homebuilder, fell on overall weakness in Brazil’s economy. Neither company was held by the Benchmark during the reporting period. Shares of BRF, a Brazilian poultry processor, rose on strong quarterly earnings and sales.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	6.4%
2.	Banco Bradesco S.A., ADR (Brazil)	6.0
3.	AMBEV S.A., ADR (Brazil)	4.8
4.	Cemex S.A.B. de C.V., ADR (Mexico)	3.5
5.	Credicorp Ltd. (Peru)	3.4
6.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	2.8
7.	Itausa-Investimentos Itau S.A. (Brazil) (Preferred Stock)	2.8
8.	BB Seguridade Participacoes S.A. (Brazil)	2.8
9.	Mexichem S.A.B. de C.V. (Mexico)	2.6
10.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	57.9%
Mexico	28.6
Peru	4.9
United States	2.3
Panama	2.2
Spain	1.5
Chile	1.5
Others (each less than 1.0%)	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		(4.98)%	2.48%	3.48%
With Sales Charge*		(9.96)	1.38	2.76
CLASS C SHARES	February 28, 2007
Without CDSC		(5.47)	1.97	2.96
With CDSC**		(6.47)	1.97	2.96
SELECT CLASS SHARES	February 28, 2007	(4.72)	2.74	3.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.7%
		Australia — 20.6%
21		Alumina Ltd. (a)	31
7		Aristocrat Leisure Ltd.	39
6		Asciano Ltd.	33
26		AusNet Services	32
3		Australia & New Zealand Banking Group Ltd.	92
5		BHP Billiton Ltd.	160
6		Challenger Ltd.	38
3		Commonwealth Bank of Australia	185
1		CSL Ltd.	96
6		Echo Entertainment Group Ltd.	21
7		G8 Education Ltd.	33
12		Insurance Australia Group Ltd.	71
5		Lend Lease Group	70
1		Macquarie Group Ltd.	49
2		National Australia Bank Ltd.	53
3		Oil Search Ltd.	25
6		QBE Insurance Group Ltd.	58
1		Ramsay Health Care Ltd.	57
5		Slater & Gordon Ltd.	28
14		Telstra Corp., Ltd.	68
—	(h)	Wesfarmers Ltd.	15
5		Westpac Banking Corp.	151
—	(h)	Woolworths Ltd.	14

			1,419

		China — 15.9%
98		Agricultural Bank of China Ltd., Class H	46
42		Angang Steel Co., Ltd., Class H	31
15		ANTA Sports Products Ltd.	29
169		Bank of China Ltd., Class H	81
22		BYD Electronic International Co., Ltd.	26
156		China Construction Bank Corp., Class H	116
8		China Oilfield Services Ltd., Class H	17
58		China Telecom Corp., Ltd., Class H	37
23		China Vanke Co., Ltd., Class H (a)	43
24		Dongfeng Motor Group Co., Ltd., Class H	37
58		Huadian Power International Corp., Ltd., Class H	44
180		Industrial & Commercial Bank of China Ltd., Class H	120
85		Jintian Pharmaceutical Group Ltd.	34
13		New China Life Insurance Co., Ltd., Class H	47
50		PetroChina Co., Ltd., Class H	63
49		Sihuan Pharmaceutical Holdings Group Ltd.	39
51		Sinotrans Ltd., Class H	40
12		Tencent Holdings Ltd.	185
102		Xinyi Solar Holdings Ltd.	35

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — continued
30		Yangzijiang Shipbuilding Holdings Ltd.	26

			1,096

		Hong Kong — 16.4%
27		AIA Group Ltd.	152
54		Beijing Enterprises Water Group Ltd.	39
26		Belle International Holdings Ltd.	33
24		Brilliance China Automotive Holdings Ltd.	42
5		Cheung Kong Holdings Ltd.	89
7		Cheung Kong Infrastructure Holdings Ltd.	51
32		China Gas Holdings Ltd.	57
13		China Mobile Ltd.	162
48		China Power International Development Ltd.	22
62		China Resources Cement Holdings Ltd.	42
22		China Resources Land Ltd.	52
23		Dah Sing Banking Group Ltd.	42
123		GCL-Poly Energy Holdings Ltd. (a)	41
215		GOME Electrical Appliances Holdings Ltd.	34
3		Hutchison Whampoa Ltd.	38
7		Kerry Properties Ltd.	22
8		Luk Fook Holdings International Ltd.	24
39		New World Development Co., Ltd.	49
18		Shimao Property Holdings Ltd.	39
10		Swire Properties Ltd.	33
5		Wheelock & Co., Ltd.	24
12		Yue Yuen Industrial Holdings Ltd.	40

			1,127

		India — 3.0%
1		Axis Bank Ltd., Reg. S, GDR	47
1		ICICI Bank Ltd., ADR	50
1		Infosys Ltd., ADR	67
—	(h)	State Bank of India, Reg. S, GDR	42

			206

		Indonesia — 2.0%
33		Bank Mandiri Persero Tbk PT	28
69		Bank Negara Indonesia Persero Tbk PT	34
40		Bank Rakyat Indonesia Persero Tbk PT	37
8		Gudang Garam Tbk PT	39

			138

		Malaysia — 0.8%
13		Tenaga Nasional Bhd	52

		New Zealand — 0.5%
20		Air New Zealand Ltd.	31

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Philippines — 2.5%
13		BDO Unibank, Inc.	29
305		Megaworld Corp.	34
15		Metropolitan Bank & Trust Co.	28
8		Security Bank Corp.	25
13		Universal Robina Corp.	55

			171

		Singapore — 2.3%
6		DBS Group Holdings Ltd.	82
10		Oversea-Chinese Banking Corp., Ltd.	78

			160

		South Korea — 13.6%
—	(h)	Amorepacific Corp.	47
3		BS Financial Group, Inc.	40
1		Halla Visteon Climate Control Corp.	27
1		Hyundai Development Co-Engineering & Construction	44
—	(h)	Hyundai Mobis Co., Ltd.	51
—	(h)	Hyundai Motor Co.	58
1		KB Financial Group, Inc.	58
1		Kia Motors Corp.	48
1		Korea Electric Power Corp.	60
4		Korean Reinsurance Co.	46
1		LG Display Co., Ltd. (a)	39
—	(h)	POSCO	71
—	(h)	Samsung Electronics Co., Ltd.	209
1		Shinhan Financial Group Co., Ltd.	60
2		SK Hynix, Inc. (a)	78

			936

		Taiwan — 11.4%
30		Advanced Semiconductor Engineering, Inc.	36
4		Catcher Technology Co., Ltd.	34
29		Coretronic Corp. (a)	44
71		CTBC Financial Holding Co., Ltd.	50
37		E.Sun Financial Holding Co., Ltd.	24
29		Fubon Financial Holding Co., Ltd.	49
34		Hon Hai Precision Industry Co., Ltd.	106
23		Inotera Memories, Inc. (a)	36
1		Largan Precision Co., Ltd.	41
9		Novatek Microelectronics Corp.	47
14		Pegatron Corp.	26
5		Simplo Technology Co., Ltd.	24
63		Taishin Financial Holding Co., Ltd.	30
49		Taiwan Semiconductor Manufacturing Co., Ltd.	212
22		Wistron Corp.	23

			782

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thailand — 2.8%
6	Airports of Thailand PCL	47
34	Charoen Pokphand Foods PCL	33
6	Kasikornbank PCL, NVDR	44
57	Krung Thai Bank PCL	41
38	Supalai PCL	30

		195

	United Kingdom — 0.9%
1	Rio Tinto Ltd.	63

	Total Common Stocks (Cost $5,579)	6,376

Structured Instruments — 7.0%
	India — 7.0%
	Low Exercise Call Warrants — 7.0%
9	Ambuja Cements Ltd., expiring 10/19/15 (issued through BNP Paribas) (a)	32
10	Apollo Tyres Ltd., expiring 10/09/15 (issued through BNP Paribas) (a)	37
4	Hindustan Petroleum Corp. Ltd., expiring 09/25/15 (issued through BNP Paribas) (a)	34
16	IDFC Ltd., expiring 07/08/16 (issued through UBS AG) (a)	41
2	Lupin Ltd., expiring 10/07/15 (issued through BNP Paribas) (a)	45
1	Maruti Suzuki India Ltd., expiring 06/29/15 (issued through UBS AG) (a)	54
22	National Aluminium Co., Ltd., expiring 7/20/2017 (issued through UBS AG) (a)	19
2	Shriram Transport Finance Co. Ltd., expiring 09/30/15 (issued through BNP Paribas) (a)	24
4	Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	59
6	Tata Motors Ltd., expiring 10/08/15 (issued through BNP Paribas) (a)	53
1	Tech Mahindra Ltd., expiring 09/16/16 (issued through UBS AG) (a)	33
4	UPL Ltd., expiring 04/02/15 (issued through BNP Paribas) (a)	22
2	Yes Bank Ltd., expiring 05/12/17 (issued through UBS AG) (a)	27

	Total Structured Instruments (Cost $388)	480

	Total Investments — 99.7% (Cost $5,967)	6,856
	Other Assets in Excess of Liabilities — 0.3%	22

	NET ASSETS — 100.0%	$6,878

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	25.8%
Real Estate Management & Development	7.1
Semiconductors & Semiconductor Equipment	7.1
Insurance	5.5
Metals & Mining	5.5
Automobiles	4.3
Technology Hardware, Storage & Peripherals	4.2
Electronic Equipment, Instruments & Components	3.7
Electric Utilities	2.9
Internet Software & Services	2.7
Wireless Telecommunication Services	2.4
Pharmaceuticals	2.1

INDUSTRY	PERCENTAGE
Diversified Financial Services	1.9%
Oil, Gas & Consumable Fuels	1.8
Auto Components	1.7
Diversified Telecommunication Services	1.5
IT Services	1.5
Biotechnology	1.4
Health Care Providers & Services	1.3
Specialty Retail	1.3
Food Products	1.3
Textiles, Apparel & Luxury Goods	1.0
Independent Power & Renewable Electricity Producers	1.0
Others (each less than 1.0%)	11.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	China — 49.8%
950	AAC Technologies Holdings, Inc.	5,696
23,436	Agricultural Bank of China Ltd., Class H	10,891
87	Alibaba Group Holding Ltd., ADR (a)	8,608
1,992	CAR, Inc. (a)	2,923
6,095	China Cinda Asset Management Co., Ltd., Class H (a)	2,885
1,954	China Conch Venture Holdings Ltd.	4,091
22,654	China Construction Bank Corp., Class H	16,902
6,216	China Eastern Airlines Corp., Ltd., Class H (a)	2,367
2,156	China Longyuan Power Group Corp., Ltd., Class H	2,299
7,387	China Minsheng Banking Corp., Ltd., Class H	7,411
1,000	China Oilfield Services Ltd., Class H	2,090
1,287	China Pacific Insurance Group Co., Ltd., Class H	4,817
6,428	China Petroleum & Chemical Corp., Class H	5,574
14,822	China Telecom Corp., Ltd., Class H	9,448
3,334	China Vanke Co., Ltd., Class H (a)	6,212
1,462	Chongqing Changan Automobile Co., Ltd., Class B	3,231
3,592	CNOOC Ltd.	5,625
218	E-House China Holdings Ltd., ADR	2,175
1,669	Haitong Securities Co., Ltd., Class H	2,865
1,316	Hua Hong Semiconductor Ltd. (a) (e)	1,846
157	iKang Healthcare Group, Inc., ADR (a)	2,863
2,450	Luye Pharma Group Ltd. (a)	3,535
1,286	MGM China Holdings Ltd.	4,133
1,873	Phoenix Healthcare Group Co., Ltd.	3,681
696	Ping An Insurance Group Co. of China Ltd., Class H	5,685
3,784	Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (m)	1,672
5,097	Sunac China Holdings Ltd.	4,413
1,447	Tencent Holdings Ltd.	23,249
9,348	Tianhe Chemicals Group Ltd. (a) (e)	1,644
1,252	Tingyi Cayman Islands Holding Corp. (m)	3,115
2,393	Want Want China Holdings Ltd.	3,268
38	YY, Inc., ADR (a)	3,113

		168,327

	Hong Kong — 24.9%
2,976	AIA Group Ltd.	16,605
5,730	Beijing Enterprises Water Group Ltd.	4,103
1,903	BOC Hong Kong Holdings Ltd.	6,335
628	Cheung Kong Holdings Ltd. (m)	11,142
3,418	China Everbright International Ltd.	4,719
988	China Resources Gas Group Ltd.	2,824
3,230	China Unicom Hong Kong Ltd.	4,853
3,574	CSPC Pharmaceutical Group Ltd.	3,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
832	Galaxy Entertainment Group Ltd.	5,689
8,360	GCL-Poly Energy Holdings Ltd. (a)	2,817
197	Hong Kong Exchanges and Clearing Ltd.	4,355
576	Hongkong Land Holdings Ltd. (m)	4,017
320	Hutchison Whampoa Ltd. (m)	4,058
1,459	Lifestyle International Holdings Ltd.	2,758
648	Orient Overseas International Ltd.	3,689
3,176	Sino Biopharmaceutical Ltd.	3,198

		84,455

	Taiwan — 24.6%
5,172	Advanced Semiconductor Engineering, Inc. (m)	6,239
344	Asustek Computer, Inc. (m)	3,512
1,340	Chailease Holding Co., Ltd. (a)	3,309
361	China Steel Chemical Corp.	1,966
1,151	Chipbond Technology Corp.	2,123
1,012	Delta Electronics, Inc.	6,071
7,847	E.Sun Financial Holding Co., Ltd.	4,970
4,286	Fubon Financial Holding Co., Ltd.	7,256
326	Intai Technology Corp.	1,661
81	Largan Precision Co., Ltd.	5,690
436	MediaTek, Inc.	6,228
1,208	Powertech Technology, Inc. (a)	2,031
422	President Chain Store Corp.	3,161
1,265	Ruentex Development Co., Ltd.	1,889
69	St Shine Optical Co., Ltd.	1,212
1,173	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	25,826

		83,144

	Total Investments — 99.3% (Cost $271,424)	335,926
	Other Assets in Excess of Liabilities — 0.7%	2,239

	NET ASSETS — 100.0%	$338,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	14.0%
Banks	13.8
Internet Software & Services	10.4
Real Estate Management & Development	8.9
Insurance	8.1
Electronic Equipment, Instruments & Components	5.2
Diversified Financial Services	4.4
Diversified Telecommunication Services	4.3
Oil, Gas & Consumable Fuels	3.3
Pharmaceuticals	3.0
Hotels, Restaurants & Leisure	2.9
Health Care Providers & Services	1.9

INDUSTRY	PERCENTAGE
Food Products	1.9%
Capital Markets	1.7
Chemicals	1.6
Commercial Services & Supplies	1.4
Water Utilities	1.2
Machinery	1.2
Industrial Conglomerates	1.2
Marine	1.1
Technology Hardware, Storage & Peripherals	1.0
Automobiles	1.0
Others (each less than 1.0%)	6.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Europe Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
		Australia — 0.8%
1		BHP Billiton plc	23

		Austria — 0.3%
—	(h)	ANDRITZ AG	8

		Belgium — 2.7%
—	(h)	Anheuser-Busch InBev N.V.	19
—	(h)	Delhaize Group S.A.	16
—	(h)	KBC Groep N.V. (a)	9
—	(h)	Solvay S.A.	17
—	(h)	UCB S.A.	15

			76

		Denmark — 2.3%
—	(h)	AP Moeller-Maersk A/S, Class B	14
1		Danske Bank A/S (m)	21
1		Novo Nordisk A/S, Class B	30

			65

		Finland — 0.6%
1		UPM-Kymmene OYJ	17

		France — 15.9%
—	(h)	Air Liquide S.A.	27
—	(h)	Airbus Group N.V.	25
4		Alcatel-Lucent (a)	12
—	(h)	AtoS	6
1		AXA S.A.	25
1		BNP Paribas S.A.	32
—	(h)	Bouygues S.A.	9
—	(h)	Cie Generale des Etablissements Michelin	6
1		Credit Agricole S.A.	16
—	(h)	Danone S.A.	12
—	(h)	Electricite de France S.A.	14
1		GDF Suez	26
—	(h)	Kering	16
—	(h)	Lafarge S.A.	2
—	(h)	L’Oreal S.A.	8
—	(h)	LVMH Moet Hennessy Louis Vuitton S.A.	6
1		Orange S.A.	9
—	(h)	Publicis Groupe S.A.	6
—	(h)	Renault S.A.	17
—	(h)	Sanofi	44
—	(h)	Schneider Electric SE	27
—	(h)	Societe Generale S.A.	6
—	(h)	Sodexo	15
1		Suez Environnement Co.	9
—	(h)	Thales S.A.	15
1		Total S.A.	43
—	(h)	Unibail-Rodamco SE (m)	17

SHARES		SECURITY DESCRIPTION	VALUE($)

		France — continued
—	(h)	Vivendi S.A. (a)	2

			452

		Germany — 11.4%
—	(h)	Allianz SE	38
—	(h)	BASF SE	19
—	(h)	Bayer AG	55
—	(h)	Bayerische Motoren Werke AG	26
—	(h)	Brenntag AG	12
—	(h)	Continental AG	17
—	(h)	Daimler AG	24
—	(h)	Deutsche Bank AG	10
—	(h)	Deutsche Post AG	14
—	(h)	Deutsche Telekom AG	6
—	(h)	E.ON SE	7
—	(h)	HeidelbergCement AG	19
—	(h)	Linde AG	7
—	(h)	Muenchener Rueckversicherungs-Gesellschaft AG	5
—	(h)	SAP SE	32
—	(h)	Siemens AG	33

			324

		Ireland — 0.5%
—	(h)	Shire plc	13

		Italy — 4.0%
1		Assicurazioni Generali S.p.A.	20
3		Enel Green Power S.p.A.	8
5		Enel S.p.A.	26
1		Eni S.p.A.	14
5		Intesa Sanpaolo S.p.A.	16
11		Telecom Italia S.p.A. (a)	12
2		UniCredit S.p.A.	18

			114

		Luxembourg — 0.3%
1		ArcelorMittal	8

		Netherlands — 5.8%
—	(h)	Akzo Nobel N.V.	12
—	(h)	ASML Holding N.V.	12
—	(h)	Heineken N.V.	20
1		ING Groep N.V., CVA (a)	20
1		Koninklijke KPN N.V.	2
—	(h)	Koninklijke Philips N.V.	5
2		Royal Dutch Shell plc, Class A	65
1		Royal Dutch Shell plc, Class B	28

			164

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Norway — 2.1%
1		DNB ASA	18
2		Norsk Hydro ASA	12
—	(h)	Statoil ASA	11
1		Telenor ASA	20

			61

		Spain — 5.4%
—	(h)	Amadeus IT Holding S.A., Class A	4
1		Banco Bilbao Vizcaya Argentaria S.A.	9
2		Banco Popular Espanol S.A.	10
3		Banco Santander S.A.	30
6		Bankia S.A. (a)	11
1		Distribuidora Internacional de Alimentacion S.A.	7
2		Iberdrola S.A.	14
1		Inditex S.A.	18
1		Repsol S.A.	20
2		Telefonica S.A.	29

			152

		Sweden — 2.8%
—	(h)	Alfa Laval AB	6
—	(h)	Assa Abloy AB, Class B	6
1		Electrolux AB, Series B (m)	17
—	(h)	Hennes & Mauritz AB, Class B	5
1		Nordea Bank AB	8
1		Tele2 AB, Class B	12
2		Telefonaktiebolaget LM Ericsson, Class B	25

			79

		Switzerland — 13.7%
—	(h)	ABB Ltd. (a)	7
—	(h)	Cie Financiere Richemont S.A.	28
—	(h)	Credit Suisse Group AG (a)	4
3		Glencore plc (a)	13
—	(h)	Holcim Ltd. (a)	18
1		Nestle S.A.	81
1		Novartis AG	73
—	(h)	Roche Holding AG	82
—	(h)	Swiss Re AG (a)	24
2		UBS AG (a)	35
—	(h)	Wolseley plc	14
—	(h)	Zurich Insurance Group AG (a)	9

			388

		United Kingdom — 27.6%
3		3i Group plc	16
—	(h)	Anglo American plc	5

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — continued
—	(h)	ARM Holdings plc	6
1		AstraZeneca plc (m)	38
2		Aviva plc	18
1		BAE Systems plc (m)	6
8		Barclays plc	32
1		BG Group plc	20
6		BP plc (m)	43
1		British American Tobacco plc	49
4		BT Group plc	26
3		Cobham plc	15
—	(h)	Compass Group plc	4
—	(h)	Diageo plc	10
2		Dixons Carphone plc	14
1		GlaxoSmithKline plc	26
6		HSBC Holdings plc	65
—	(h)	Imperial Tobacco Group plc	17
5		ITV plc	16
—	(h)	J Sainsbury plc (m)	2
22		Lloyds Banking Group plc (a)	27
—	(h)	Marks & Spencer Group plc	3
—	(h)	National Grid plc	5
—	(h)	Next plc	16
—	(h)	Pearson plc	5
1		Persimmon plc (a)	16
1		Prudential plc (m)	26
—	(h)	Randgold Resources Ltd.	4
—	(h)	Reckitt Benckiser Group plc (m)	32
1		Reed Elsevier plc	10
1		Rio Tinto plc	24
—	(h)	Rolls-Royce Holdings plc (a)	5
1		SABMiller plc	34
1		Smith & Nephew plc (m)	14
1		SSE plc	23
1		Standard Chartered plc	8
1		Tesco plc (m)	1
—	(h)	Tullow Oil plc	1
1		Unilever N.V., CVA	39
10		Vodafone Group plc	32
—	(h)	Whitbread plc (m)	20
1		WPP plc	10

			783

		Total Common Stocks (Cost $2,871)	2,727

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan Europe Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 1.3%
		Germany — 1.3%
—	(h)	Henkel AG & Co. KGaA	24
—	(h)	Volkswagen AG	13

			37

		United Kingdom — 0.0% (g)
30		Rolls-Royce Holdings plc (a)	—	(h)

		Total Preferred Stocks (Cost $40)	37

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Spain — 0.0% (g)
3	Banco Santander S.A., expiring 11/03/14 (a) (Cost $—)	1

	Total Investments — 97.5% (Cost $2,911)	2,765
	Other Assets in Excess of Liabilities — 2.5% (c)	72

	NET ASSETS — 100.0%	$2,837

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.6%
Banks	12.8
Oil, Gas & Consumable Fuels	8.9
Insurance	6.0
Food Products	4.8
Diversified Telecommunication Services	3.9
Metals & Mining	3.2
Beverages	3.0
Chemicals	3.0
Automobiles	2.9
Electric Utilities	2.8
Tobacco	2.4
Capital Markets	2.4
Aerospace & Defense	2.4
Household Products	2.0

INDUSTRY	PERCENTAGE
Textiles, Apparel & Luxury Goods	1.8%
Media	1.7
Multi-Utilities	1.7
Wireless Telecommunication Services	1.6
Hotels, Restaurants & Leisure	1.4
Construction Materials	1.4
Industrial Conglomerates	1.4
Specialty Retail	1.3
Communications Equipment	1.3
Electrical Equipment	1.2
Household Durables	1.2
Software	1.2
Food & Staples Retailing	1.0
Others (each less than 1.0%)	7.7

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Euro STOXX 50 Index	12/19/14	$39	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.0%
	Australia — 0.8%
320	BHP Billiton plc	8,263

	Belgium — 1.3%
351	Belgacom S.A.	13,272

	Denmark — 5.2%
6	AP Moeller - Maersk A/S, Class B	13,269
426	Novo Nordisk A/S, Class B	19,251
257	Pandora A/S	21,631

		54,151

	Finland — 2.6%
1,864	Nokia OYJ	15,578
746	UPM-Kymmene OYJ	11,837

		27,415

	France — 8.2%
149	BNP Paribas S.A.	9,348
124	Cap Gemini S.A.	8,156
355	Credit Agricole S.A.	5,250
302	GDF Suez	7,341
2,283	Natixis S.A.	15,717
965	Orange S.A.	15,358
629	Peugeot S.A. (a)	7,473
171	Societe Generale S.A.	8,263
145	Total S.A.	8,676

		85,582

	Germany — 12.0%
129	Allianz SE	20,585
150	Bayerische Motoren Werke AG	16,105
48	Continental AG	9,525
63	Daimler AG	4,875
192	Dialog Semiconductor plc (a)	6,646
586	E.ON SE	10,111
81	Hannover Rueck SE	6,790
386	K+S AG	10,811
173	Merck KGaA	15,697
66	Muenchener Rueckversicherungs- Gesellschaft AG	12,906
471	ThyssenKrupp AG (a)	11,340

		125,391

	Ireland — 4.3%
30,549	Bank of Ireland (a)	12,026
218	Ryanair Holdings plc, ADR (a)	12,128
313	Shire plc	21,015

		45,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 2.3%
2,635	Enel S.p.A.	13,463
3,455	Intesa Sanpaolo S.p.A.	10,157

		23,620

	Luxembourg — 0.6%
227	APERAM (a)	6,539

	Netherlands — 9.9%
746	Aegon N.V.	6,077
99	ASML Holding N.V.	9,836
412	Delta Lloyd N.V.	9,402
176	Heineken N.V.	13,170
1,606	ING Groep N.V., CVA (a)	22,992
1,290	PostNL N.V. (a)	5,482
1,003	Royal Dutch Shell plc, Class A	35,881

		102,840

	Norway — 1.7%
515	Entra ASA (a)	5,689
2,078	Norsk Hydro ASA	11,632

		17,321

	Spain — 5.6%
525	Acerinox S.A.	7,805
1,057	Banco Santander S.A.	9,342
4,906	Bankia S.A. (a)	8,799
1,425	Iberdrola S.A.	10,087
375	Repsol S.A.	8,385
959	Telefonica S.A.	14,434

		58,852

	Sweden — 2.2%
543	Swedbank AB, Class A	14,391
639	Tele2 AB, Class B	8,115

		22,506

	Switzerland — 10.6%
1,888	Glencore plc (a)	9,686
621	Logitech International S.A. (a)	8,796
173	Nestle S.A.	12,654
346	Novartis AG	32,103
87	Roche Holding AG	25,591
127	SFS Group AG (a)	8,919
55	Swiss Life Holding AG (a)	12,729

		110,478

	United Kingdom — 27.7%
291	Anglo American plc	6,134
848	Ashtead Group plc	14,205

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
116	AstraZeneca plc (m)	8,455
1,221	Aviva plc	10,216
867	Barratt Developments plc (m)	5,831
1,481	BP plc (m)	10,658
246	British American Tobacco plc	13,953
2,820	BT Group plc	16,628
733	Compass Group plc	11,835
1,522	HSBC Holdings plc	15,516
368	Imperial Tobacco Group plc	16,000
1,759	International Consolidated Airlines Group S.A. (a)	11,501
3,693	ITV plc	11,996
713	Land Securities Group plc (m)	12,660
2,126	Legal & General Group plc	7,879
16,715	Lloyds Banking Group plc (a)	20,641
251	Persimmon plc (a)	5,905
612	Prudential plc (m)	14,169
193	Reckitt Benckiser Group plc (m)	16,250
783	Reed Elsevier plc	12,886
340	Rio Tinto plc	16,187
2,976	Royal Bank of Scotland Group plc (a) (m)	18,503
3,119	Taylor Wimpey plc	5,925
856	TUI Travel plc	5,471

		289,404

	Total Common Stocks (Cost $982,404)	990,803

Preferred Stock — 0.9%
	Germany — 0.9%
101	Henkel AG & Co. KGaA (Cost $9,722)	10,010

Short-Term Investment — 1.9%
	Investment Company — 1.9%
19,611	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $19,611)	19,611

	Total Investments — 97.8% (Cost $1,011,737)	1,020,424
	Other Assets in Excess of Liabilities — 2.2% (c)	22,860

	NET ASSETS — 100.0%	$1,043,284

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.8%
Pharmaceuticals	12.0
Insurance	9.9
Metals & Mining	7.6
Oil, Gas & Consumable Fuels	6.2
Diversified Telecommunication Services	5.8
Tobacco	2.9
Automobiles	2.8
Household Products	2.6
Media	2.4
Airlines	2.3
Electric Utilities	2.3
Textiles, Apparel & Luxury Goods	2.1
Household Durables	1.7
Multi-Utilities	1.7
Hotels, Restaurants & Leisure	1.7
Semiconductors & Semiconductor Equipment	1.6
Communications Equipment	1.5
Trading Companies & Distributors	1.4
Marine	1.3
Beverages	1.3
Real Estate Investment Trusts (REITs)	1.2
Food Products	1.2
Paper & Forest Products	1.2
Chemicals	1.1
Others (each less than 1.0%)	5.5
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
291	Euro STOXX 50 Index	12/19/14	$11,308	$66
17	FTSE 100 Index	12/19/14	1,769	34

				$100

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 89.3%
	Argentina — 0.6%
19	YPF S.A., ADR	678

	Bermuda — 0.5%
38	Wilson Sons Ltd., BDR	532

	Brazil — 47.9%
778	AMBEV S.A., ADR	5,197
98	Arezzo Industria e Comercio S.A.	1,136
68	Arteris S.A.	418
432	Banco Bradesco S.A., ADR	6,477
107	Banco do Brasil S.A.	1,202
224	BB Seguridade Participacoes S.A.	2,988
464	BM&FBovespa S.A.	2,041
121	CCR S.A.	900
58	Cielo S.A.	949
214	Embraer S.A.	2,075
146	Estacio Participacoes S.A.	1,692
108	Ez Tec Empreendimentos e Participacoes S.A.	921
96	Iochpe-Maxion S.A.	663
470	Itau Unibanco Holding S.A. (Preference Shares), ADR	6,930
272	Kroton Educacional S.A.	1,938
68	Linx S.A.	1,418
112	Localiza Rent a Car S.A.	1,614
67	Lojas Renner S.A.	2,018
147	LPS Brasil Consultoria de Imoveis S.A.	506
29	M. Dias Branco S.A.	1,118
81	Mills Estruturas e Servicos de Engenharia S.A.	527
73	Multiplan Empreendimentos Imobiliarios S.A.	1,510
299	Odontoprev S.A.	1,081
120	Souza Cruz S.A. (m)	968
69	Totvs S.A.	1,008
76	Tractebel Energia S.A.	1,035
61	Transmissora Alianca de Energia Eletrica S.A.	455
71	Ultrapar Participacoes S.A.	1,556
77	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1,228
87	WEG S.A.	1,029

		52,598

	Chile — 1.5%
219	S.A.C.I. Falabella	1,603

	Mexico — 28.1%
818	Alfa S.A.B. de C.V., Class A (m)	2,608
112	America Movil S.A.B. de C.V., Series L, ADR	2,728
308	Cemex S.A.B. de C.V., ADR (a)	3,787
1,199	Compartamos S.A.B. de C.V.	2,670
509	Concentradora Fibra Hotelera Mexicana S.A. de C.V. (m)	853
332	Fibra Uno Administracion S.A. de C.V. (m)	1,153

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
32	Fomento Economico Mexicano S.A.B. de C.V., ADR	3,053
107	Gruma S.A.B. de C.V., Class B (a) (m)	1,179
343	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (a)	1,710
13	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	1,775
320	Grupo Financiero Banorte S.A.B. de C.V., Class O	2,053
305	Infraestructura Energetica Nova S.A.B. de C.V.	1,867
692	Mexichem S.A.B. de C.V.	2,830
152	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	2,092
189	Qualitas Controladora S.A.B. de C.V.	488

		30,846

	Panama — 2.1%
20	Copa Holdings S.A., Class A	2,313

	Peru — 4.8%
23	Credicorp Ltd. (m)	3,716
46	Grana y Montero S.A., ADR	633
30	Intercorp Financial Services, Inc., Series INC	921

		5,270

	Spain — 1.5%
182	Cemex Latam Holdings S.A. (a)	1,622

	United States — 2.3%
43	First Cash Financial Services, Inc. (a)	2,526

	Total Common Stocks (Cost $86,204)	97,988

Preferred Stocks — 8.9%
	Brazil — 8.9%
349	Alpargatas S.A.	1,225
198	Banco do Estado do Rio Grande do Sul S.A., Class B	1,182
30	Cia Brasileira de Distribuicao	1,274
163	Cia Energetica de Minas Gerais	934
760	Itausa - Investimentos Itau S.A.	3,034
378	Marcopolo S.A.	646
350	Suzano Papel e Celulose S.A.	1,477

	Total Preferred Stocks (Cost $11,191)	9,772

	Total Investments — 98.2% (Cost $97,395)	107,760
	Other Assets in Excess of Liabilities — 1.8%	1,976

	NET ASSETS — 100.0%	$109,736

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.7%
Beverages	7.7
Construction Materials	5.0
Transportation Infrastructure	5.0
Consumer Finance	4.8
Diversified Consumer Services	3.4
Multiline Retail	3.4
Insurance	3.2
Chemicals	2.6
Wireless Telecommunication Services	2.5
Construction & Engineering	2.5
Industrial Conglomerates	2.4
Software	2.3
Textiles, Apparel & Luxury Goods	2.2
Machinery	2.2
Airlines	2.1

INDUSTRY	PERCENTAGE
Food Products	2.1%
Oil, Gas & Consumable Fuels	2.1
Aerospace & Defense	1.9
Diversified Financial Services	1.9
Real Estate Management & Development	1.9
Real Estate Investment Trusts (REITs)	1.9
Gas Utilities	1.7
Road & Rail	1.5
Paper & Forest Products	1.4
Electric Utilities	1.3
Food & Staples Retailing	1.2
Commercial Services & Supplies	1.1
Health Care Providers & Services	1.0
Independent Power & Renewable Electricity Producers	1.0
Others (each less than 1.0%)	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	25

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$6,259	91.3%
China Region Fund	293,341	87.3
Europe Research Enhanced Equity Fund	2,765	100.0
Intrepid European Fund	988,686	96.9

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		Europe Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$6,856		$335,926		$2,765
Cash	16		1,200		35
Foreign currency, at value	91		2,076		21
Deposits at broker for futures contracts	—		—		4
Receivables:
Investment securities sold	62		1,039		—
Fund shares sold	1		46		—
Dividends from non-affiliates	1		—		2
Tax reclaims	—		—		—	(a)
Variation margin on futures contracts	—		—		1
Due from Adviser	—		—		56
Deferring offering costs	—		—		32

Total Assets	7,027		340,287		2,916

LIABILITIES:
Payables:
Investment securities purchased	39		1,139		—
Fund shares redeemed	—	(a)	144		—
Accrued liabilities:
Investment advisory fees	22		309		—
Administration fees	—		20		—
Distribution fees	—	(a)	2		—	(a)
Shareholder servicing fees	—		69		—
Custodian and accounting fees	38		367		12
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	(a)
Audit fees	46		45		31
Offering costs	—		—		34
Other	4		27		2

Total Liabilities	149		2,122		79

Net Assets	$6,878		$338,165		$2,837

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Asia Pacific Fund	China Region Fund	Europe Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$5,786	$272,126	$3,000
Accumulated undistributed (distributions in excess of) net investment income	96	1,899	1
Accumulated net realized gains (losses)	107	(361)	(16)
Net unrealized appreciation (depreciation)	889	64,501	(148)

Total Net Assets	$6,878	$338,165	$2,837

Net Assets:
Class A	$968	$4,237	$48
Class C	288	1,857	47
Select Class	5,622	332,071	2,742

Total	$6,878	$338,165	$2,837

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	51	192	3
Class C	15	86	3
Select Class	292	14,981	194

Net Asset Value (a):
Class A — Redemption price per share	$19.14	$22.02	$14.18
Class C — Offering price per share (b)	19.07	21.50	14.17
Select Class — Offering and redemption price per share	19.22	22.17	14.18
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.20	$23.24	$14.97

Cost of investments in non-affiliates	$5,967	$271,424	$2,911
Cost of foreign currency	91	2,078	21

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$1,000,813		$107,760
Investments in affiliates, at value	19,611		—

Total investment securities, at value	1,020,424		107,760
Cash	100		2,671
Foreign currency, at value	188		6
Deposits at broker for futures contracts	432		—
Receivables:
Investment securities sold	27,807		2,414
Fund shares sold	2,399		691
Dividends from non-affiliates	469		170
Dividends from affiliates	—	(a)	—	(a)
Tax reclaims	842		—
Variation margin on futures contracts	103		—
Due from custodian	16,742		—

Total Assets	1,069,506		113,712

LIABILITIES:
Payables:
Investment securities purchased	23,336		2,792
Fund shares redeemed	1,639		884
Accrued liabilities:
Investment advisory fees	624		78
Administration fees	79		7
Distribution fees	83		9
Shareholder servicing fees	180		24
Custodian and accounting fees	189		120
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	92		62

Total Liabilities	26,222		3,976

Net Assets	$1,043,284		$109,736

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$1,240,224	$127,850
Accumulated undistributed (distributions in excess of) net investment income	33,419	273
Accumulated net realized gains (losses)	(239,070)	(28,754)
Net unrealized appreciation (depreciation)	8,711	10,367

Total Net Assets	$1,043,284	$109,736

Net Assets:
Class A	$192,865	$26,591
Class B	3,247	—
Class C	61,814	3,778
Institutional Class	375,683	—
Select Class	409,675	79,367

Total	$1,043,284	$109,736

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,858	1,526
Class B	147	—
Class C	2,811	221
Institutional Class	14,888	—
Select Class	16,420	4,514

Net Asset Value (a):
Class A — Redemption price per share	$24.54	$17.43
Class B — Offering price per share (b)	22.16	—
Class C — Offering price per share (b)	21.99	17.11
Institutional Class — Offering and redemption price per share	25.23	—
Select Class — Offering and redemption price per share	24.95	17.58
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.90	$18.40

Cost of investments in non-affiliates	$992,126	$97,395
Cost of investments in affiliates	19,611	—
Cost of foreign currency	188	6

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	Europe Research Enhanced Equity Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$215	$9,845	$4
Foreign taxes withheld	(13)	(734)	(1)

Total investment income	202	9,111	3

EXPENSES:
Investment advisory fees	57	5,582	1
Administration fees	5	371	— (b)
Distribution fees:
Class A	2	13	— (b)
Class C	2	12	— (b)
Shareholder servicing fees:
Class A	2	13	— (b)
Class C	1	4	— (b)
Select Class	13	1,099	1
Custodian and accounting fees	51	513	12
Interest expense to affiliates	— (b)	6	—
Professional fees	84	78	54
Trustees’ and Chief Compliance Officer’s fees	— (b)	5	— (b)
Printing and mailing costs	5	56	10
Registration and filing fees	39	49	— (b)
Transfer agent fees	7	50	—
Offering costs	—	—	5
Other	8	14	3

Total expenses	276	7,865	86

Less amounts waived	(78)	(690)	(2)
Less expense reimbursements	(111)	—	(83)

Net expenses	87	7,175	1

Net investment income (loss)	115	1,936	2

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	272	27,844	(16)
Foreign currency transactions	(6)	(40)	(1)

Net realized gain (loss)	266	27,804	(17)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(65)	(4,872)	(146)
Futures	—	—	(2)
Foreign currency translations	— (b)	(2)	— (b)

Change in net unrealized appreciation/depreciation	(65)	(4,874)	(148)

Net realized/unrealized gains (losses)	201	22,930	(165)

Change in net assets resulting from operations	$316	$24,866	$(163)

(a)	Commencement of operations was September 15, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$52,446	$2,691
Dividend income from affiliates	8	—
Foreign taxes withheld	(3,727)	(81)

Total investment income	48,727	2,610

EXPENSES:
Investment advisory fees	8,320	1,135
Administration fees	1,061	94
Distribution fees:
Class A	495	70
Class B	35	—
Class C	416	30
Shareholder servicing fees:
Class A	495	70
Class B	12	—
Class C	139	10
Institutional Class	674	—
Select Class	869	203
Custodian and accounting fees	284	151
Interest expense to affiliates	1	— (a)
Professional fees	109	73
Trustees’ and Chief Compliance Officer’s fees	12	1
Printing and mailing costs	58	9
Registration and filing fees	122	45
Transfer agent fees	328	60
Other	55	14

Total expenses	13,485	1,965

Less amounts waived	(122)	(225)

Net expenses	13,363	1,740

Net investment income (loss)	35,364	870

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(30,285)	(9,075)
Futures	(9,084)	—
Foreign currency transactions	(893)	(157)

Net realized gain (loss)	(40,262)	(9,232)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(54,505)	916
Futures	69	—
Foreign currency translations	(6)	4

Change in net unrealized appreciation/depreciation	(54,442)	920

Net realized/unrealized gains (losses)	(94,704)	(8,312)

Change in net assets resulting from operations	$(59,340)	$(7,442)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$115	$69	$1,936	$3,471
Net realized gain (loss)	266	(70)	27,804	(14,387)
Change in net unrealized appreciation/depreciation	(65)	643	(4,874)	67,356

Change in net assets resulting from operations	316	642	24,866	56,440

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(4)	(19)	—
Class C
From net investment income	(2)	— (a)	—	—
Select Class
From net investment income	(60)	(47)	(3,313)	(48)

Total distributions to shareholders	(71)	(51)	(3,332)	(48)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	882	1,695	(331,509)	582,686

NET ASSETS:
Change in net assets	1,127	2,286	(309,975)	639,078
Beginning of period	5,751	3,465	648,140	9,062

End of period	$6,878	$5,751	$338,165	$648,140

Accumulated undistributed (distributions in excess of) net investment income	$96	$58	$1,899	$3,331

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Europe Research Enhanced Equity Fund	Intrepid European Fund
	Period Ended October 31, 2014 (a)	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2	$35,364	$2,166
Net realized gain (loss)	(17)	(40,262)	22,963
Change in net unrealized appreciation/depreciation	(148)	(54,442)	47,194

Change in net assets resulting from operations	(163)	(59,340)	72,323

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(74)	(1,247)
Class B
From net investment income	—	(1)	(38)
Class C
From net investment income	—	(8)	(72)
Institutional Class
From net investment income	—	(2,045)	(264)
Select Class
From net investment income	—	(415)	(238)

Total distributions to shareholders	—	(2,543)	(1,859)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,000	401,277	492,966

NET ASSETS:
Change in net assets	2,837	339,394	563,430
Beginning of period	—	703,890	140,460

End of period	$2,837	$1,043,284	$703,890

Accumulated undistributed (distributions in excess of) net investment income	$1	$33,419	$1,490

(a)	Commencement of operations was September 15, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$870	$806
Net realized gain (loss)	(9,232)	(4,777)
Change in net unrealized appreciation/depreciation	920	1,419

Change in net assets resulting from operations	(7,442)	(2,552)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(167)	(38)
Class C
From net investment income	(7)	(8)
Select Class
From net investment income	(843)	(196)

Total distributions to shareholders	(1,017)	(242)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,119)	59,761

NET ASSETS:
Change in net assets	(28,578)	56,967
Beginning of period	138,314	81,347

End of period	$109,736	$138,314

Accumulated undistributed (distributions in excess of) net investment income	$273	$576

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Asia Pacific Fund		China Region Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$539	$690	$3,873	$6,693
Distributions reinvested	9	4	19	—
Cost of shares redeemed	(390)	(196)	(5,897)	(4,390)

Change in net assets resulting from Class A capital transactions	$158	$498	$(2,005)	$2,303

Class C
Proceeds from shares issued	$64	$539	$883	$544
Distributions reinvested	2	— (a)	—	—
Cost of shares redeemed	(95)	(317)	(655)	(644)

Change in net assets resulting from Class C capital transactions	$(29)	$222	$228	$(100)

Select Class
Proceeds from shares issued	$1,477	$961	$88,795	$624,834
Distributions reinvested	48	47	40	1
Cost of shares redeemed	(772)	(33)	(418,567)	(44,352)

Change in net assets resulting from Select Class capital transactions	$753	$975	$(329,732)	$580,483

Total change in net assets resulting from capital transactions	$882	$1,695	$(331,509)	$582,686

SHARE TRANSACTIONS:
Class A
Issued	29	40	174	346
Reinvested	— (a)	— (a)	1	—
Redeemed	(21)	(11)	(278)	(228)

Change in Class A Shares	8	29	(103)	118

Class C
Issued	4	31	42	28
Reinvested	— (a)	— (a)	—	—
Redeemed	(6)	(18)	(33)	(34)

Change in Class C Shares	(2)	13	9	(6)

Select Class
Issued	80	53	4,264	32,904
Reinvested	3	3	2	— (a)
Redeemed	(40)	(2)	(20,152)	(2,288)

Change in Select Class Shares	43	54	(15,886)	30,616

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Europe Research Enhanced Equity Fund	Intrepid European Fund
	Period Ended October 31, 2014 (a)	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50	$229,721	$51,452
Distributions reinvested	—	72	1,216
Cost of shares redeemed	—	(124,537)	(74,268)

Change in net assets resulting from Class A capital transactions	$50	$105,256	$(21,600)

Class B
Proceeds from shares issued	$—	$157	$66
Distributions reinvested	—	1	36
Cost of shares redeemed	—	(2,279)	(1,508)

Change in net assets resulting from Class B capital transactions	$—	$(2,121)	$(1,406)

Class C
Proceeds from shares issued	$50	$60,330	$11,148
Distributions reinvested	—	6	57
Cost of shares redeemed	—	(16,131)	(2,196)

Change in net assets resulting from Class C capital transactions	$50	$44,205	$9,009

Institutional Class
Proceeds from shares issued	$—	$532,908	$229,599
Distributions reinvested	—	53	240
Cost of shares redeemed	—	(384,212)	(12,421)

Change in net assets resulting from Institutional Class capital transactions	$—	$148,749	$217,418

Select Class
Proceeds from shares issued	$2,900	$512,017	$322,638
Distributions reinvested	—	92	62
Cost of shares redeemed	—	(406,921)	(33,155)

Change in net assets resulting from Select Class capital transactions	$2,900	$105,188	$289,545

Total change in net assets resulting from capital transactions	$3,000	$401,277	$492,966

(a)	Commencement of operations was September 15, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Europe Research Enhanced Equity Fund	Intrepid European Fund
	Period Ended October 31, 2014 (a)	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	3	8,734	2,290
Reinvested	—	3	64
Redeemed	—	(4,840)	(3,694)

Change in Class A Shares	3	3,897	(1,340)

Class B
Issued	—	7	3
Reinvested	—	— (b)	2
Redeemed	—	(96)	(80)

Change in Class B Shares	—	(89)	(75)

Class C
Issued	3	2,553	528
Reinvested	—	— (b)	3
Redeemed	—	(713)	(116)

Change in Class C Shares	3	1,840	415

Institutional Class
Issued	—	20,431	9,525
Reinvested	—	2	13
Redeemed	—	(15,356)	(607)

Change in Institutional Class Shares	—	5,077	8,931

Select Class
Issued	194	19,344	13,658
Reinvested	—	4	3
Redeemed	—	(15,993)	(1,448)

Change in Select Class Shares	194	3,355	12,213

(a)	Commencement of operations was September 15, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,282	$28,897
Distributions reinvested	162	36
Cost of shares redeemed	(17,503)	(20,835)

Change in net assets resulting from Class A capital transactions	$3,941	$8,098

Class C
Proceeds from shares issued	$1,182	$2,598
Distributions reinvested	6	6
Cost of shares redeemed	(1,430)	(1,565)

Change in net assets resulting from Class C capital transactions	$(242)	$1,039

Select Class
Proceeds from shares issued	$19,549	$72,189
Distributions reinvested	646	16
Cost of shares redeemed	(44,013)	(21,581)

Change in net assets resulting from Select Class capital transactions	$(23,818)	$50,624

Total change in net assets resulting from capital transactions	$(20,119)	$59,761

SHARE TRANSACTIONS:
Class A
Issued	1,192	1,481
Reinvested	10	2
Redeemed	(1,013)	(1,094)

Change in Class A Shares	189	389

Class C
Issued	67	137
Reinvested	— (a)	— (a)
Redeemed	(83)	(85)

Change in Class C Shares	(16)	52

Select Class
Issued	1,104	3,760
Reinvested	37	1
Redeemed	(2,495)	(1,146)

Change in Select Class Shares	(1,354)	2,615

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Asia Pacific Fund
Class A
Year Ended October 31, 2014	$18.54	$0.28	(f)	$0.52	$0.80	$(0.20)
Year Ended October 31, 2013	16.22	0.24		2.30	2.54	(0.22)
November 30, 2011(h) through October 31, 2012	15.00	0.13		1.09	1.22	—

Class C
Year Ended October 31, 2014	18.47	0.19	(f)	0.51	0.70	(0.10)
Year Ended October 31, 2013	16.15	0.16		2.28	2.44	(0.12)
November 30, 2011(h) through October 31, 2012	15.00	0.05		1.10	1.15	—

Select Class
Year Ended October 31, 2014	18.61	0.36	(f)	0.49	0.85	(0.24)
Year Ended October 31, 2013	16.26	0.25		2.34	2.59	(0.24)
November 30, 2011(h) through October 31, 2012	15.00	0.16		1.10	1.26	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.14	4.37%	$968	1.55%		1.50%		4.50%		73%
18.54	15.79	792	1.55	(g)	1.44	(g)	6.50	(g)	89
16.22	8.13	233	1.62	(g)	1.81	(g)	13.29	(g)	215

19.07	3.83	288	2.05		1.02		5.09		73
18.47	15.20	315	2.05	(g)	0.71	(g)	7.07	(g)	89
16.15	7.67	55	2.21	(g)	0.38	(g)	11.03	(g)	215

19.22	4.64	5,622	1.30		1.91		4.28		73
18.61	16.06	4,644	1.30	(g)	1.55	(g)	6.59	(g)	89
16.26	8.40	3,177	1.46	(g)	1.13	(g)	10.30	(g)	215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2014	$20.62	$0.09	(d)(e)	$1.37	$1.46	$(0.06)	$—
Year Ended October 31, 2013	17.73	0.08	(d)	2.81	2.89	—	—
Year Ended October 31, 2012	16.64	0.10	(d)	1.13	1.23	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(d)	(3.18)	(3.06)	(0.03)	—	(f)
Year Ended October 31, 2010	16.68	0.04	(d)	3.07	3.11	(0.07)	0.01

Class C
Year Ended October 31, 2014	20.18	0.03	(d)(e)	1.29	1.32	—	—
Year Ended October 31, 2013	17.43	0.01	(d)	2.74	2.75	—	—
Year Ended October 31, 2012	16.31	—	(d)(f)	1.13	1.13	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(d)	(3.11)	(3.10)	—	—	(f)
Year Ended October 31, 2010	16.48	(0.07	)(d)	3.04	2.97	(0.05)	0.01

Select Class
Year Ended October 31, 2014	20.75	0.09	(d)(e)	1.44	1.53	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(d)	2.74	2.96	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(d)	1.15	1.27	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(d)	(3.19)	(3.04)	(0.08)	—	(f)
Year Ended October 31, 2010	16.78	0.10	(d)	3.08	3.18	(0.10)	0.01

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.02	7.12%	$4,237	1.85%	0.42	%(e)	2.02%	72%
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85
16.64	(15.52)	3,590	2.00	0.59		3.55	83
19.73	18.76	4,479	2.00	0.22		3.89	79

21.50	6.54	1,857	2.35	0.15	(e)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85
16.31	(15.97)	1,875	2.50	0.06		4.05	83
19.41	18.16	2,293	2.50	(0.39)		4.36	79

22.17	7.39	332,071	1.60	0.43	(e)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85
16.75	(15.35)	4,369	1.75	0.76		3.32	83
19.87	19.08	6,984	1.75	0.55		3.65	79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Europe Research Enhanced Equity Fund
Class A
September 15, 2014 (g) through October 31, 2014	$15.00	$0.01		$(0.83)	$(0.82)	$14.18	(5.47)%

Class C
September 15, 2014 (g) through October 31, 2014	15.00	—	(h)	(0.83)	(0.83)	14.17	(5.53)

Select Class
September 15, 2014 (g) through October 31, 2014	15.00	0.01		(0.83)	(0.82)	14.18	(5.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Ratios/Supplemental data
		Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$48	0.60%	0.34%	23.46%	4%

47	1.10	(0.16)	23.96	4

2,742	0.35	0.59	23.21	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2014	$24.79	$0.66	(d)	$(0.90)	$(0.24)	$(0.01)	$—
Year Ended October 31, 2013	17.89	0.27	(d)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(d)(e)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(d)	(1.28)	(1.01)	(0.29)	—	(f)
Year Ended October 31, 2010	17.03	0.18	(d)	1.43	1.61	(0.36)	—	(f)

Class B
Year Ended October 31, 2014	22.48	0.41	(d)	(0.72)	(0.31)	(0.01)	—
Year Ended October 31, 2013	16.23	0.20	(d)	6.18	6.38	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(d)(e)	1.02	1.24	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.54	0.09	(d)	1.29	1.38	(0.29)	—	(f)

Class C
Year Ended October 31, 2014	22.32	0.47	(d)	(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(d)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(d)(e)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)
Year Ended October 31, 2010	15.43	0.09	(d)	1.30	1.39	(0.29)	—	(f)

Institutional Class
Year Ended October 31, 2014	25.46	0.79	(d)	(0.93)	(0.14)	(0.09)	—
Year Ended October 31, 2013	18.35	0.22	(d)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(d)(e)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(d)	(1.32)	(0.95)	(0.38)	—	(f)
Year Ended October 31, 2010	17.46	0.27	(d)	1.46	1.73	(0.44)	—	(f)

Select Class
Year Ended October 31, 2014	25.18	0.71	(d)	(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(d)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(d)(e)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(d)	(1.30)	(0.98)	(0.32)	—	(f)
Year Ended October 31, 2010	17.26	0.23	(d)	1.45	1.68	(0.40)	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.54	(0.95)%	$192,865	1.30%	2.55%		1.31%	197%
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360
18.28	9.58	88,859	1.49	1.05		1.66	381

22.16	(1.40)	3,247	1.80	1.75		1.81	197
22.48	39.54	5,302	1.97	1.04		2.29	253
16.23	8.53	5,047	2.00	1.47	(e)	2.26	297
15.43	(6.12)	6,573	1.99	0.93		2.16	360
16.63	8.98	9,917	1.99	0.57		2.16	381

21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360
16.53	9.10	17,873	1.99	0.56		2.16	381

25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(e)	1.35	297
17.42	(5.20)	11,913	1.00	1.96		1.25	360
18.75	10.10	13,271	1.00	1.57		1.27	381

24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360
18.54	9.90	22,794	1.25	1.38		1.42	381

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2014	$18.47	$0.10	(d)	$(1.02)	$(0.92)	$(0.12)	$—
Year Ended October 31, 2013	18.46	0.10	(d)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(d)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(d)	(2.71)	(2.57)	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(d)	5.87	5.85	(0.50)	0.03

Class C
Year Ended October 31, 2014	18.12	0.02	(d)	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(d)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(d)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(d)	(2.69)	(2.65)	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(d)	5.84	5.75	(0.44)	0.03

Select Class
Year Ended October 31, 2014	18.63	0.16	(d)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(d)	5.95	5.92	(0.52)	0.02

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.43	(4.98)%	$26,591	1.70%	0.55%	1.89%	58%
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53
21.43	37.51	12,218	1.88	(0.10)	2.93	85

17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53
21.35	36.80	4,053	2.38	(0.51)	3.44	85

17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53
21.48	37.87	41,521	1.55	(0.14)	2.33	85

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 5 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Europe Research Enhanced Equity Fund	Class A, Class C and Select Class	Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified

The Europe Research Enhanced Equity Fund commenced operations on September 15, 2014. Currently, Class A and Class C Shares of the Fund are not publicly offered for investment.

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Europe Research Enhanced Equity Fund seeks to provide long-term capital appreciation.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,419	$—	$1,419
China	—	1,096	—	1,096
Hong Kong	—	1,127	—	1,127
India	206	—	—	206
Indonesia	—	138	—	138
Malaysia	—	52	—	52
New Zealand	—	31	—	31
Philippines	—	171	—	171
Singapore	—	160	—	160
South Korea	—	936	—	936
Taiwan	—	782	—	782
Thailand	151	44	—	195
United Kingdom	—	63	—	63

Total Common Stocks	357	6,019	—	6,376

Structured Instruments
India	—	480	—	480

Total Investments in Securities	$357	$6,499	$—	$6,856

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$21,528	$146,799	$—	$168,327
Hong Kong	2,758	81,697	—	84,455
Taiwan	25,826	57,318	—	83,144

Total Investments in Securities	$50,112	$285,814	$—	$335,926

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Europe Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23		$—	$23
Austria	—	8		—	8
Belgium	—	76		—	76
Denmark	—	65		—	65
Finland	—	17		—	17
France	—	452		—	452
Germany	—	324		—	324
Ireland	—	13		—	13
Italy	—	114		—	114
Luxembourg	—	8		—	8
Netherlands	—	164		—	164
Norway	—	61		—	61
Spain	—	152		—	152
Sweden	—	79		—	79
Switzerland	—	388		—	388
United Kingdom	5	778		—	783

Total Common Stocks	5	2,722		—	2,727

Preferred Stocks
Germany	—	37		—	37
United Kingdom	—	—	(a)	—	—	(a)

Total Preferred Stocks	—	37		—	37

Right
Spain	1	—		—	1

Total Investments in Securities	$6	$2,759		$—	$2,765

Depreciation in Other Financial Instruments
Futures Contracts	$(2)	$—		$—	$(2)

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,263		$—	$8,263
Belgium	—	13,272		—	13,272
Denmark	—	54,151		—	54,151
Finland	—	27,415		—	27,415
France	—	85,582		—	85,582
Germany	—	125,391		—	125,391
Ireland	12,128	33,041		—	45,169
Italy	—	23,620		—	23,620
Luxembourg	—	6,539		—	6,539
Netherlands	—	102,840		—	102,840
Norway	5,689	11,632		—	17,321
Spain	—	58,852		—	58,852
Sweden	—	22,506		—	22,506
Switzerland	—	110,478		—	110,478
United Kingdom	—	289,404		—	289,404

Total Common Stocks	17,817	972,986		—	990,803

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Intrepid European Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Germany	—	10,010	—	10,010
Short-Term Investment
Investment Company	19,611	—	—	19,611

Total Investments in Securities	$37,428	$982,996	$—	$1,020,424

Appreciation in Other Financial Instruments
Futures Contracts	$100	$—	$—	$100

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$107,760	$—	$—	$107,760

(a)	Amount rounds to less than $1,000.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

As of October 31, 2014, the Funds did not hold any restricted or illiquid securities.

C. Futures Contracts — Europe Research Enhanced Equity Fund and Intrepid European Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2014 (amounts in thousands):

	Europe Research Enhanced Equity Fund		Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$40	(a)	$33,914
Ending Notional Balance Long	39		13,077

(a)	For the period September 15, 2014 through October 31, 2014.

D. Structured Instruments — Asia Pacific Fund invests in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Offering and Organizational Costs — Total offering costs of approximately $36,000 incurred in connection with the offering of shares of Europe Research Enhanced Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees in the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014,

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Asia Pacific Fund	$—		$(6)	$6
China Region Fund	—	(a)	(36)	36
Europe Research Enhanced Equity Fund	—	(a)	(1)	1
Intrepid European Fund	—		(892)	892
Latin America Fund	—		(156)	156

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.25
Europe Research Enhanced Equity Fund	0.20
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of Asia Pacific Fund and China Region Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
Europe Research Enhanced Equity Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Asia Pacific Fund	$1	$—	(a)
China Region Fund	1	—
Europe Research Enhanced Equity Fund	—	—
Intrepid European Fund	188	17
Latin America Fund	7	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
Europe Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
Europe Research Enhanced Equity Fund	0.60	n/a	1.10	n/a	0.35
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

The expense limitation agreements were in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015, except for Europe Research Enhanced Equity Fund which is in place until at least February 29, 2016.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration		Shareholder Servicing	Total	Contractual Reimbursements
Asia Pacific Fund	$57	$5		$16	$78	$111
China Region Fund	133	87		470	690	—
Europe Research Enhanced Equity Fund	1	—	(a)	1	2	83
Latin America Fund	42	32		146	220	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Intrepid European Fund	$122
Latin America Fund	5

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, Asia Pacific Fund and Intrepid European Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of less than $1,000 and approximately $10,000, respectively.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$5,578	$4,415
China Region Fund	330,326	662,728
Europe Research Enhanced Equity Fund	3,038	110
Intrepid European Fund	2,782,332	2,341,518
Latin America Fund	64,546	83,329

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$5,985	$968	$97	$871
China Region Fund	276,064	63,454	3,592	59,862
Europe Research Enhanced Equity Fund	2,912	18	165	(147)
Intrepid European Fund	1,029,270	40,860	49,706	(8,846)
Latin America Fund	97,970	18,481	8,691	9,790

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Asia Pacific Fund	$71	$71
China Region Fund	3,332	3,332
Intrepid European Fund	2,543	2,543
Latin America Fund	1,017	1,017

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Asia Pacific Fund	$51	$51
China Region Fund	48	48
Intrepid European Fund	1,859	1,859
Latin America Fund	242	242

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$97	$124	$871
China Region Fund	2,856	3,326	59,859
Europe Research Enhanced Equity Fund	2	(18)	(147)
Intrepid European Fund	33,430	(221,438)	(8,922)
Latin America Fund	279	(28,186)	9,793

The cumulative timing differences primarily consist of mark to market of futures contracts and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Europe Research Enhanced Equity Fund	$(17)	$(1)
Intrepid European Fund	(25,339)	—
Latin America Fund	(11,570)	(9,403)

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2019	Total
Intrepid European Fund	$97,190	$98,909	$—	$196,099
Latin America Fund	1,454	2,277	3,482	7,213

During the year ended October 31, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
China Region Fund	$13,323

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
Asia Pacific Fund	$149	$—
China Region Fund	9,378	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
China Region Fund	$28,427	0.20%	13	$2
Intrepid European Fund	29,071	0.20	5	1
Latin America Fund	11,963	0.19	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Asia Pacific Fund, China Region Fund, Intrepid European Fund and Latin America Fund.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	60.1%

Additionally, the Adviser owns a significant portion of the outstanding shares of the Asia Pacific Fund and Europe Research Enhanced Equity Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of October 31, 2014, the Funds had the following country allocations representing greater than 10% of total investments:

	Australia	Brazil	China	France	India	Germany	Hong Kong	Mexico	Netherlands	South Korea	Switzerland	Taiwan	United Kingdom
Asia Pacific Fund	20.7%	—	16.0%	—	10.0%	—	16.4%	—	—	13.7%	—	11.4%	—
China Region Fund	—	—	50.1	—	—	—	25.1	—	—	—	—	24.8	—
Europe Research Enhanced Equity Fund	—	—	—	16.4%	—	13.0%	—	—	—	—	14.1%	—	28.3%
Intrepid European Fund	—	—	—	—	—	13.3%	—	—	10.1%	—	10.8	—	28.4
Latin America Fund	—	57.9%	—	—	—	—	—	28.6%	—	—	—	—	—

62	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan European Research Enhanced Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Intrepid European Fund, and JPMorgan Latin America Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan European Research Enhanced Equity Fund (a separate Fund of JPMorgan Trust I) (collectively the “Funds”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period September 15, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	63

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

64	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	65

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

66	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual*	$1,000.00	$1,047.60	$8.00	1.55%
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class C
Actual*	1,000.00	1,044.90	10.57	2.05
Hypothetical*	1,000.00	1,014.87	10.41	2.05
Select Class
Actual*	1,000.00	1,049.10	6.71	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30

China Region Fund
Class A
Actual*	1,000.00	1,104.30	9.81	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	1,101.40	12.45	2.35
Hypothetical*	1,000.00	1,013.36	11.93	2.35
Select Class
Actual*	1,000.00	1,105.70	8.49	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60

Europe Research Enhanced Equity Fund
Class A
Actual**	1,000.00	945.30	0.74	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class C
Actual**	1,000.00	944.70	1.35	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Europe Research Enhanced Equity Fund (continued)
Select Class
Actual**	$1,000.00	$945.30	$0.43	0.35%
Hypothetical*	1,000.00	1,023.44	1.79	0.35

Intrepid European Fund
Class A
Actual*	1,000.00	910.90	6.31	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class B
Actual*	1,000.00	908.90	8.71	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class C
Actual*	1,000.00	908.30	8.71	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Institutional Class
Actual*	1,000.00	912.80	4.34	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Select Class
Actual*	1,000.00	911.90	5.11	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06

Latin America Fund
Class A
Actual*	1,000.00	984.20	8.50	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class C
Actual*	1,000.00	981.60	10.99	2.20
Hypothetical*	1,000.00	1,014.12	11.17	2.20
Select Class
Actual*	1,000.00	985.40	7.26	1.45
Hypothetical*	1,000.00	1,017.90	7.38	1.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the actual period). Commencement of operations was on September 15, 2014.

68	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein, and sub-advisory agreements for the Asia Pacific Fund and China Region Fund, (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Funds and by the sub-adviser from the Adviser, as applicable, under the applicable Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-adviser’s, as applicable, senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-adviser, as applicable. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-adviser’s, as applicable, risk governance model and reports showing the Adviser’s and sub-adviser’s, as applicable, compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and sub-adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and sub-adviser, as applicable, and their affiliates to the Funds, gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser, sub-adviser, as applicable, and their affiliates, the

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

commitment of the Adviser and sub-adviser, as applicable, to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-adviser’s, as applicable, integrity and the Adviser’s and sub-adviser’s, as applicable, responsiveness to questions or concerns raised by them, including the Adviser’s and sub-adviser’s, as applicable, willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to Asia Pacific Fund and China Region Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-adviser to help ensure that the sub-adviser is managing the Fund consistently with its investment objective and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the sub-adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-adviser, as applicable, and their affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser or sub-adviser, as applicable.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and sub-adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded

70	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the China Region Fund’s performance was in the third quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the first, first and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Latin America Fund’s performance was in the second, second and first quintiles for Class A shares, and in the second, first and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees also considered the fee paid by the Adviser to the sub-adviser, as applicable, out of the advisory fee. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-adviser was reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-adviser was reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles,

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their June 2014 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that

72	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that result from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	73

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including Asia Pacific Fund, China Region Fund, Intrepid European Fund and Latin America Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

Proposal 2: To approve an amendment to the Asia Pacific Fund’s fundamental investment policy on industry concentration to allow the Fund to invest up to 35% of its total assets in an industry at any time that industry represents 20% or more of the Fund’s benchmark.

The amendment was approved. The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	257
Against	—
Abstain	—
Broker Non Votes	—

74	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2014:

Dividends Received Deduction
Asia Pacific Fund	5.38%

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Qualified Dividend Income
Asia Pacific Fund	$71
China Region Fund	3,332
Intrepid European Fund	2,543
Latin America Fund	1,017

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$195	$13
China Region Fund	9,112	850
Europe Research Enhanced Equity Fund	3	1
Intrepid European Fund	48,719	3,723
Latin America Fund	2,615	83

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2014. These shareholders should refer to their 2014 Form 1099-DIV for the foreign tax paid.

OCTOBER 31, 2014	J.P. MORGAN COUNTRY/REGION FUNDS	75

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡  Social Security number and account balances

¡  transaction history and account transactions

¡  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-INTEQ-CO-1014

Annual Report

J.P. Morgan SMA Funds

October 31, 2014

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	1

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	-6.04%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-0.60%

Net Assets as of 10/31/2014 (In Thousands)	$316,962

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks maintained accommodative policies to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its monthly purchases of debt securities, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter a slowdown in growth.

In the U.S., equity prices ended the period at record highs. The Standard & Poor’s 500 Index returned 17.27% for the twelve month period ended October 31, 2014, while the MSCI EAFE Index returned -0.17% and the MSCI Emerging Markets Index posted a return of 0.60%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection and overweight position in the basic industries sector and its security selection in the technology hardware sector detracted from performance relative to the Benchmark, while its security selection and overweight positions in the banks and consumer non-durables sectors made a positive contribution to relative performance.

Individual detractors from the Fund’s performance relative to the Benchmark included the Fund’s overweight position in First Quantum Minerals Ltd., China Overseas Land & Investment Ltd. and Renault SA. Shares of First Quantum, a Canadian mining company not held in the Benchmark, fell after the company reported lower quarterly earnings on reduced production. Shares of China Overseas, a Hong Kong-listed Chinese property developer not held in the Benchmark, underperformed amid a slowdown in China’s real estate market. Shares of Renault, a French automaker, weakened on concerns that the European Union’s economy would slip back into recession.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Danske Bank A/S, Electrolux AB and NH Foods Ltd. Shares of Danske Bank, a Danish bank not held in the Benchmark, gained after the company posted higher quarterly earnings and indicated it would raise its dividend. Shares of Electrolux, a Swedish maker of household and professional appliances, gained from cost-cutting and improved sales in the U.S. Shares of NH Foods, a Japanese meat processor not held in the Benchmark, gained after the company reporting strong earnings and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent values.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Solvay S.A. (Belgium)	5.5%
2.	Electrolux AB, Series B (Sweden)	5.5
3.	Renault S.A. (France)	4.6
4.	Mitsui Fudosan Co., Ltd. (Japan)	4.6
5.	Mitsui & Co., Ltd. (Japan)	4.0
6.	Japan Tobacco, Inc. (Japan)	3.9
7.	Assicurazioni Generali S.p.A. (Italy)	3.9
8.	SABMiller plc (United Kingdom)	3.6
9.	Samsung Electronics Co., Ltd. (South Korea)	3.6
10.	Lafarge S.A. (France)	3.5

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	31.7%
France	19.5
Belgium	7.2
Italy	6.7
Sweden	5.5
United Kingdom	3.6
Hong Kong	3.6
South Korea	3.6
Denmark	3.3
Germany	2.4
Canada	2.4
Norway	2.4
Finland	2.3
Spain	2.2
Australia	2.0
Taiwan	1.6

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	August 17, 2007	–6.04%	6.96%	6.09%	–0.02%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.38%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	5.56%
Tax Aware Real Return Composite Benchmark**	3.46%

Net Assets as of 10/31/2014 (In Thousands)	$20,947

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE FUND PERFORM?

While the Fund posted a positive absolute return, it underperformed both the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark and for the 12 months ended October 31, 2014.

The Fund’s hedge against inflation detracted from performance relative to the Benchmark as inflation swaps declined during the period. The Benchmark is not inflation linked. The Fund’s exposure to longer-maturity inflation protection also detracted from performance relative to the Benchmark, as this part of the yield curve generated the lowest returns.

On average, the Fund was less than fully hedged during the reporting period, which made a positive contribution to performance relative to the Benchmark. The Fund’s underweight position in the broad government obligation sector also made a positive contribution to relative performance as the sector underperformed within the Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. The Fund’s portfolio managers believe that matching the duration, which measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates, of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	95.2%
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	May 31, 2007
Before Taxes		2.38%	2.05%	3.12%	3.82%
After Taxes on Distributions		2.38	2.05	3.11	3.82
After Taxes on Distributions and Sale of Fund Shares		2.64	2.20	3.05	3.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Tax Aware Real Return Composite Benchmark, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Tax Aware Real Return Composite Benchmark and the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend

(1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Australia — 1.9%
1,256	Goodman Group (m)	6,133

	Belgium — 7.0%
97	KBC Groep N.V. (a)	5,220
124	Solvay S.A.	16,962

		22,182

	Canada — 2.3%
490	First Quantum Minerals Ltd.	7,391

	Denmark — 3.2%
369	Danske Bank A/S	10,126

	Finland — 2.3%
453	UPM-Kymmene OYJ	7,192

	France — 18.9%
239	Cie de St-Gobain	10,289
692	Credit Agricole S.A.	10,233
156	Lafarge S.A.	10,815
190	Renault S.A.	14,158
102	Sodexo	9,826
269	Suez Environnement Co.	4,539

		59,860

	Germany — 2.3%
95	Daimler AG	7,430

	Hong Kong — 3.5%
1,088	Sands China Ltd.	6,789
589	Wharf Holdings Ltd. (The)	4,356

		11,145

	Italy — 6.5%
588	Assicurazioni Generali S.p.A.	12,069
1,084	Unione di Banche Italiane ScpA	8,514

		20,583

	Japan — 30.7%
79	Daikin Industries Ltd. (m)	4,951
570	Daiwa House Industry Co., Ltd.	10,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
392	Japan Airlines Co., Ltd.	10,526
355	Japan Tobacco, Inc. (m)	12,105
813	Mitsui & Co., Ltd.	12,282
437	Mitsui Fudosan Co., Ltd.	14,057
303	NH Foods Ltd.	6,987
213	Otsuka Holdings Co., Ltd.	7,479
556	Ricoh Co., Ltd.	5,743
300	Yamaha Motor Co., Ltd.	5,673
318	Yamato Holdings Co., Ltd.	6,791

		97,372

	Norway — 2.3%
397	DNB ASA	7,300

	South Korea — 3.5%
9	Samsung Electronics Co., Ltd. (m)	10,936

	Spain — 2.2%
1,194	Banco Popular Espanol S.A.	6,860

	Sweden — 5.3%
596	Electrolux AB, Series B	16,892

	Taiwan — 1.6%
489	Asustek Computer, Inc.	4,993

	United Kingdom — 3.5%
197	SABMiller plc	11,161

	Total Common Stocks (Cost $293,180)	307,556

	Total Investments — 97.0% (Cost $293,180)	307,556
	Other Assets in Excess of Liabilities (c) — 3.0%	9,406

	NET ASSETS — 100.0%	$316,962

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.7%
Real Estate Management & Development	9.5
Automobiles	8.9
Chemicals	5.5
Household Durables	5.5
Hotels, Restaurants & Leisure	5.4
Building Products	5.0
Trading Companies & Distributors	4.0
Tobacco	3.9
Insurance	3.9
Beverages	3.6

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	3.6%
Construction Materials	3.5
Technology Hardware, Storage & Peripherals	3.5
Airlines	3.4
Pharmaceuticals	2.4
Metals & Mining	2.4
Paper & Forest Products	2.3
Food Products	2.3
Air Freight & Logistics	2.2
Real Estate Investment Trusts (REITs)	2.0
Multi-Utilities	1.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	TOPIX Index	12/11/14	$595	$3
3	SPI 200 Index	12/18/14	364	17
68	Dow Jones Euro STOXX 50 Index	12/19/14	2,643	(51)
17	FTSE 100 Index	12/19/14	1,769	(13)

				$(44)

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 99.3% (t)
	Arizona — 0.4%
	General Obligation — 0.4%
85	Maricopa County, School District No. 38, Madison Elementary School Improvement, Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	91

	California — 2.2%
	Education — 0.3%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	68

	General Obligation — 1.1%
200	State Center Community College District, GO, 5.000%, 08/01/25	237

	Other Revenue — 0.6%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	89
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		120

	Prerefunded — 0.2%
30	El Monte Union High School District, Election of 2002, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	31

	Total California	456

	Colorado — 1.8%
	General Obligation — 1.8%
305	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	371

	Connecticut — 3.7%
	General Obligation — 1.6%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	166
50	State of Connecticut, Series E, GO, 5.000%, 12/15/16	55
100	Town of New Canaan, Series B, GO, 5.000%, 04/01/20	116

		337

	Other Revenue — 2.1%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20 (w)	123
150	Series A, Rev., 6.000%, 08/15/21 (w)	188
100	Series A, Rev., 6.000%, 08/15/22	127

		438

	Total Connecticut	775

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — 0.8%
	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	20

	Other Revenue — 0.7%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	155

	Total District of Columbia	175

	Florida — 4.3%
	General Obligation — 2.8%
500	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	596

	Other Revenue — 1.0%
185	Florida State Department of Transportation, Turnpike Authority, Series A, Rev., 4.000%, 07/01/18	205

	Prerefunded — 0.4%
80	Polk County, Public Facilities, Rev., NATL-RE, 5.000%, 12/01/15 (p)	84

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	26

	Total Florida	911

	Georgia — 1.8%
	Other Revenue — 1.5%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	316

	Water & Sewer — 0.3%
60	Jackson County, Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	68

	Total Georgia	384

	Hawaii — 1.6%
	General Obligation — 1.6%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	344

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Bond Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	52

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — 2.1%
	General Obligation — 1.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	68
165	Forest Preserve District of Cook County, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	190

		258

	Prerefunded — 0.9%
150	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	175

	Total Illinois	433

	Indiana — 1.4%
	Education — 0.6%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	122

	Other Revenue — 0.8%
150	Indiana State Transportation Finance Authority, Highway, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	166

	Total Indiana	288

	Kansas — 2.6%
	General Obligation — 2.6%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	549

	Louisiana — 1.1%
	Industrial Development Revenue/Pollution Control Revenue — 1.1%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/26	226

	Maryland — 6.8%
	General Obligation — 6.3%
545	County of Baltimore, GO, 5.000%, 02/01/20	650
100	Montgomery County, Consolidated Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	111
500	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/17	565

		1,326

	Transportation — 0.5%
100	Maryland State Department of Transportation, Consolidated Transportation, Second Issue, Rev., 4.000%, 09/01/16	106

	Total Maryland	1,432

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — 5.4%
	General Obligation — 1.8%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	368

	Other Revenue — 3.6%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., 5.250%, 07/01/27	450
250	Series B, Rev., 5.250%, 07/01/23	314

		764

	Total Massachusetts	1,132

	Michigan — 0.4%
	Education — 0.4%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 05/15/15 (p)	77

	Mississippi — 0.5%
	Prerefunded — 0.5%
100	Mississippi Housing Finance Corp., Single Family Mortgage, Senior Terminal Appreciation, Rev., Zero Coupon, 06/01/15 (p)	100

	Missouri — 3.4%
	General Obligation — 2.9%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	197
350	Kansas City, Improvement, Series A, GO, 5.000%, 02/01/23	412

		609

	Transportation — 0.5%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/16 (p)	107

	Total Missouri	716

	New Jersey — 0.8%
	Transportation — 0.8%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	93
60	Series A, Rev., 5.500%, 12/15/21	71

	Total New Jersey	164

	New Mexico — 7.5%
	General Obligation — 2.0%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, GO, 5.000%, 06/01/22	412

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 5.5%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	292
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	240
500	Series A-2, Rev., 5.000%, 12/15/21	592
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	33

		1,157

	Total New Mexico	1,569

	New York — 17.2%
	General Obligation — 4.4%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	51
220	Counties of Monroe & Wayne, Webster Central School District, GO, 5.000%, 06/15/21	264
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	111
350	Taconic Hills Central School District at Craryville, GO, 4.000%, 06/15/18	389
100	Town of Riverhead, Public Improvement, GO, 4.000%, 06/01/21	113

		928

	Industrial Development Revenue/Pollution Control Revenue — 1.6%
280	City of New York, Sub Series E-1, GO, 6.250%, 10/15/28	333

	Other Revenue — 10.4%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	125
400	New York State Dormitory Authority, Series C, Rev., 5.000%, 03/15/33	466
260	New York State Dormitory Authority, Personal Income Tax, Series C, Rev., 5.000%, 03/15/19	295
250	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17 (m)	282
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
750	Series A, Rev., 5.000%, 01/01/26	882
100	Series D, Rev., 5.000%, 11/15/18	115

		2,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.8%
150	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	167

	Total New York	3,593

	Ohio — 3.3%
	General Obligation — 2.6%
100	Cincinnati City School District, Classroom Facilities Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	119
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	300
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	116

		535

	Other Revenue — 0.7%
125	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	147

	Total Ohio	682

	Oregon — 3.3%
	General Obligation — 1.3%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	275

	Other Revenue — 1.0%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/21	203

	Prerefunded — 1.0%
200	Oregon State Department of Administrative Services, Lottery, Series A, Rev., AGM, 5.000%, 04/01/17 (p)	222

	Total Oregon	700

	Pennsylvania — 3.9%
	Education — 1.0%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/16 (p)	205

	General Obligation — 0.1%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	18

	Prerefunded — 2.8%
485	Central Bucks School District, Series A, GO, 5.000%, 05/15/21 (p)	589

	Total Pennsylvania	812

	Rhode Island — 2.8%
	Other Revenue — 2.8%
505	Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund, Series A, Rev., 5.000%, 10/01/18	583

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — 1.7%
	General Obligation — 1.7%
300	State of South Carolina, Series C, Class C, GO, 5.000%, 03/01/22	360

	Tennessee — 1.6%
	General Obligation — 0.3%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	57

	Other Revenue — 1.3%
250	City of Memphis, Electric System, Rev., 5.000%, 12/01/17	283

	Total Tennessee	340

	Texas — 9.3%
	General Obligation — 4.5%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	83
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	286
500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	583

		952

	Other Revenue — 1.2%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	244

	Prerefunded — 0.6%
100	Harris County, Permanent Improvement, Series C, GO, 5.750%, 10/01/18 (p)	119

	Utility — 0.2%
50	City of Garland, Electric Utility System, Rev., NATL-RE, 5.625%, 03/01/15	51

	Water & Sewer — 2.8%
	City of Houston, Combined Utility System, First Lien,
50	Series A, Rev., AGM, 5.000%, 11/15/15	53
355	Series D, Rev., 5.000%, 11/15/24	423
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	77
25	City of San Antonio, Water System, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	25

		578

	Total Texas	1,944

	Virginia — 1.3%
	General Obligation — 1.0%
175	Henrico County, Public Improvement, GO, 5.000%, 07/15/20	210

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
50	Virginia College Building Authority, 21st Century College & Equipment, Educational Facilities, Series E-2, Rev., 5.000%, 02/01/23	61

	Total Virginia	271

	Washington — 2.8%
	General Obligation — 1.7%
25	Snohomish County, School District No. 2, Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	27
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	330

		357

	Other Revenue — 0.9%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	179

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	25

	Utility — 0.1%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16	22

	Total Washington	583

	Wisconsin — 3.3%
	Other Revenue — 3.3%
	State of Wisconsin, Transportation,
290	Series A, Rev., 5.000%, 07/01/20	347
300	Series A, Rev., 5.000%, 07/01/26	341

	Total Wisconsin	688

	Total Municipal Bonds (Cost $19,373)	20,801

SHARES
Short-Term Investment — 5.1%
	Investment Company — 5.1%
1,059	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $1,059 )	1,059

	Total Investments — 104.4% (Cost $20,432)	21,860
	Liabilities in Excess of Other Assets — (4.4)%	(913)

	NET ASSETS — 100.0%	$20,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	$1,500	$(106)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(40)
BNP Paribas	2.165% at termination	CPI-U at termination	11/04/18	2,000	(37)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	8,000	(612)
BNP Paribas	2.510% at termination	CPI-U at termination	11/04/23	1,000	(36)
Deutsche Bank AG, New York	2.233% at termination	CPI-U at termination	06/27/16	1,000	(17)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	3,000	(47)
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/19	1,000	(19)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/24	1,000	(32)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/21	1,000	(21)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(65)

					$(1,032)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	13

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $530,000 of this investment is restricted as collateral for swaps to various brokers.

For JPMorgan International Value SMA Fund, the value and percentage based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements, are approximately $300,165,000 and 97.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$307,556		$20,801
Investments in affiliates, at value	—		529
Investments in affiliates — restricted, at value	—		530

Total investment securities, at value	307,556		21,860
Cash	7,254		—
Foreign currency, at value	570		—
Deposits at broker for futures contracts	198		—
Receivables:
Fund shares sold	549		—
Interest and dividends from non-affiliates	695		264
Dividends from affiliates	—		—	(a)
Tax reclaims	290		—
Variation margin on futures contracts	85		—
Due from Adviser	38		14

Total Assets	317,235		22,138

LIABILITIES:
Payables:
Distributions	—		62
Fund shares redeemed	126		—
Outstanding swap contracts, at value	—		1,032
Accrued liabilities:
Custodian and accounting fees	90		29
Collateral management fees	—		9
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Audit fees	46		48
Other	11		11

Total Liabilities	273		1,191

Net Assets	$316,962		$20,947

NET ASSETS:
Paid-in-Capital	$314,035		$20,543
Accumulated undistributed (distributions in excess of) net investment income	6,844		20
Accumulated net realized gains (losses)	(18,200)		(12)
Net unrealized appreciation (depreciation)	14,283		396

Total Net Assets	$316,962		$20,947

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	24,797		1,992
Net asset value, offering and redemption price per share (b)	$12.78		$10.52

Cost of investments in non-affiliates	$293,180		$19,373
Cost of investments in affiliates	—		529
Cost of investments in affiliates — restricted	—		530
Cost of foreign currency	578		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$718
Dividend income from non-affiliates	8,442	—
Dividend income from affiliates	—	— (a)
Foreign taxes withheld	(1,013)	—

Total investment income	7,429	718

EXPENSES:
Administration fees	278	21
Custodian and accounting fees	120	54
Professional fees	85	82
Collateral management fees	—	10
Trustees’ and Chief Compliance Officer’s fees	3	— (a)
Printing and mailing costs	13	4
Registration and filing fees	43	21
Transfer agent fees	13	1
Other	12	4

Total expenses	567	197

Less amounts waived	(278)	(21)
Less expense reimbursements	(289)	(176)

Net expenses	—	—

Net investment income (loss)	7,429	718

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,197	265
Futures	111	—
Foreign currency transactions	(106)	—
Swaps	—	(215)

Net realized gain (loss)	15,202	50

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(43,704)	130
Futures	(49)	—
Foreign currency translations	(62)	—
Swaps	—	(346)

Change in net unrealized appreciation/depreciation	(43,815)	(216)

Net realized/unrealized gains (losses)	(28,613)	(166)

Change in net assets resulting from operations	$(21,184)	$552

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,429	$6,756	$718	$870
Net realized gain (loss)	15,202	13,306	50	33
Change in net unrealized appreciation/depreciation	(43,815)	39,827	(216)	(1,702)

Change in net assets resulting from operations	(21,184)	59,889	552	(799)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,436)	(7,663)	(723)	(838)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	106,484	126,904	2,688	5,105
Distributions reinvested	4,909	5,285	—	—
Cost of shares redeemed	(91,969)	(61,199)	(8,814)	(15,905)

Change in net assets resulting from capital transactions	19,424	70,990	(6,126)	(10,800)

NET ASSETS:
Change in net assets	(8,196)	123,216	(6,297)	(12,437)
Beginning of period	325,158	201,942	27,244	39,681

End of period	$316,962	$325,158	$20,947	$27,244

Accumulated undistributed (distributions in excess of) net investment income	$6,844	$5,938	$20	$25

SHARE TRANSACTIONS:
Issued	7,860	10,116	253	469
Reinvested	363	456	—	—
Redeemed	(6,867)	(4,984)	(835)	(1,467)

Change in Shares	1,356	5,588	(582)	(998)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2014	$13.87	$0.30		$(1.12)	$(0.82)	$(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(e)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$12.78	(6.04)%	$316,962	—%	2.22%	0.17%	85%
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Real Return SMA Fund
Year Ended October 31, 2014	$10.58	$0.30	$(0.05)	$0.25	$(0.31)	$—	$(0.31)
Year Ended October 31, 2013	11.11	0.29	(0.54)	(0.25)	(0.28)	—	(0.28)
Year Ended October 31, 2012	10.71	0.27	0.39	0.66	(0.26)	—	(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—	(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)	(0.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.52	2.38%	$20,947	—%	2.85%	0.78%	6%
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$6,133	$—	$6,133
Belgium	—	22,182	—	22,182
Canada	7,391	—	—	7,391
Denmark	—	10,126	—	10,126
Finland	—	7,192	—	7,192
France	—	59,860	—	59,860
Germany	—	7,430	—	7,430
Hong Kong	—	11,145	—	11,145
Italy	—	20,583	—	20,583
Japan	—	97,372	—	97,372
Norway	—	7,300	—	7,300
South Korea	—	10,936	—	10,936
Spain	—	6,860	—	6,860
Sweden	—	16,892	—	16,892
Taiwan	—	4,993	—	4,993
United Kingdom	—	11,161	—	11,161

Total Common Stocks	7,391	300,165	—	307,556

Total Investments in Securities	$7,391	$300,165	$—	$307,556

Appreciation in Other Financial Instruments
Futures Contracts	$20	$—	$—	$20

Depreciation in Other Financial Instruments
Futures Contracts	$(64)	$—	$—	$(64)

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,059	$20,801	$—	$21,860

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(1,032)	$—	$(1,032)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, International Value SMA Fund had no investments in restricted or illiquid securities.

C. Futures Contracts — International Value SMA Fund uses index futures contracts to gain or reduce exposure to the market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2014 (amount in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$1,993
Ending Notional Balance Long	5,371

D. Swaps — Tax Aware Real Return SMA Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2014 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(685)	$530

The Fund’s swap contracts are subject to master netting agreements.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to segregated accounts by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Tax Aware Real Return SMA Fund.

The table below discloses the Fund’s swap activity during the year ended October 31, 2014 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$23,462
Ending Notional Balance — Pays Fixed Rate	21,000

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$20

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(64)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(1,032)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$146	$—	$—	$146
BNP Paribas	685	—	(530)	155
Deutsche Bank AG, New York	64	—	—	64
Goldman Sachs International	19	—	—	19
Morgan Stanley Capital Services	32	—	—	32
Royal Bank of Scotland	86	—	—	86

	$1,032	$—	$(530)	$502

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2014, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$111

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(49)

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(215)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(346)

The Funds’ derivative contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

Although the net assets of the International Value SMA Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
International Value SMA Fund	$—	$(87)		$87
Tax Aware Real Return SMA Fund	—	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s Deferred Compensation Plan) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$278	$289
Tax Aware Real Return SMA Fund	21	176

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$296,442	$279,833
Tax Aware Real Return SMA Fund	1,474	7,723

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$297,912	$26,136	$16,492	$9,644
Tax Aware Real Return SMA Fund	20,432	1,428	—	1,428

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Tax-Exempt Distributions
International Value SMA Fund	$6,436	$—	$6,436
Tax Aware Real Return SMA Fund	1	722	723

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:			Total Distributions Paid
	Ordinary Income		Tax-Exempt Distributions
International Value SMA Fund	$7,663		$—	$7,663
Tax Aware Real Return SMA Fund	—	(a)	838	838

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$7,262	$—	$(13,947)	$9,616
Tax Aware Real Return SMA Fund	—	82	(13)	397

The cumulative timing differences primarily consist of mark to market of PFICs, distributions payable and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

As of October 31, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$13,947	$—	$—	$13,947
Tax Aware Real Return SMA Fund	—	9	4	13

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

During the year ended October 31, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

		Post-Enactment Capital Loss Carryforward Utilized
	Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Long-Term	Total Capital Loss Carryforwards Utilized
International Value SMA Fund	$2,252	$8,403	$5,886	$16,541
Tax Aware Real Return SMA Fund	27	—	—	27

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, substantially all of the International Value SMA Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2014, the Fund listed below had the following country allocations representing greater than 10% of total investments.

	France	Japan
International Value SMA Fund	19.5%	31.7%

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31 2014.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$916.10	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,007.20	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that there was not an investment advisory fee charged to the Funds but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets, excluding certain funds-of-

funds, as applicable, advised by the Adviser, and that the Funds would benefit from that breakpoint in the absence of the current waivers in place for the Funds. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees further noted that the overall fee structure of the Funds as compared to the Adviser’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the fourth, fourth and second quintiles for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fifth, fifth and third quintiles for the one-, three-, and five-year periods ended December 31, 2013, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser because the Funds are used only by managed-account strategies advised by the Adviser. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	39

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Qualified Dividend Income (QDI)

The fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014 (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$6,436

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$7,428	$1,012

Tax-Exempt Income

The fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income exempt from federal income tax for the fiscal year ended October 31, 2014:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	99.91%

OCTOBER 31, 2014	J.P. MORGAN SMA FUNDS	41

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-SMA-1014

Annual Report

J.P. Morgan Specialty Funds

October 31, 2014

JPMorgan Global Natural Resources Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)	(14.09)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	8.67%
Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes) (formerly Euromoney Mining, Gold and Energy Index (net of foreign withholding taxes)	(13.84)%

Net Assets as of 10/31/2014 (In Thousands)	$40,924

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing growth in their respective economies. During the period, resource equities generally struggled as the combination of slower economic growth, particularly in China, and new supplies put pressure on global commodity prices.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended October 31, 2014, the Fund (Select Class Shares) underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes). The Fund’s investments in the base metal and diversified sector, the gold and precious metals sector and the energy sector detracted from absolute performance, while the Fund’s investments in the diamonds & other sector made a positive contribution to absolute performance during the twelve month period.

Leading individual detractors from the Fund’s performance relative to the Benchmark, included Freeport-McMoRan Inc.,

First Quantum Minerals Ltd. and Teck Resources Ltd. Shares of Freeport McMoran, a U.S. mining company, declined as falling copper and gold prices put pressure on earnings, and the Indonesian government imposed an export ban on unprocessed ore, which hurt the company’s operations there. Shares of First Quantum, a Canadian mining company, fell as quarterly earnings declined on lower copper output. Shares of Teck Resources, a Canadian mining company, weakened as lower coal prices and lower copper output led to a drop in quarterly profit.

Leading individual contributors to relative performance included Lucara Diamond Corp. and Petra Diamonds Ltd. and Royal Dutch Shell PLC. Shares of both Lucara, a Canadian diamond miner, and Petra Diamonds, a U.K. diamond mining group, rose as diamond prices remained robust. Shares of Royal Dutch Shell, an Anglo-Dutch integrated oil and gas company, rose as the company delivered higher-than-expected earnings and as investors in the energy sector sought refuge in large, integrated companies in the face of falling global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced securities of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Glencore plc (Switzerland)	6.2%
2.	Rio Tinto plc (United Kingdom)	5.9
3.	Freeport-McMoRan, Inc. (United States)	5.8
4.	BHP Billiton plc (Australia)	5.2
5.	Lundin Mining Corp. (Canada)	4.4
6.	First Quantum Minerals Ltd. (Canada)	4.4
7.	Anadarko Petroleum Corp. (United States)	2.9
8.	Cabot Oil & Gas Corp. (United States)	2.8
9.	MMC Norilsk Nickel OJSC, ADR (Russia)	2.4
10.	ConocoPhillips (United States)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	35.7%
United Kingdom	17.7
United States	16.1
Australia	11.1
Switzerland	6.8
Russia	3.2
Sweden	3.0
Norway	2.0
Netherlands	1.2
Others (each less than 1.0%)	1.1
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	November 30, 2010
Without Sales Charge		(14.17)%	(14.62)%	(13.64)%
With Sales Charge*		(18.66)	(16.14)	(14.82)
CLASS C SHARES	November 30, 2010
Without CDSC		(14.69)	(15.08)	(14.09)
With CDSC**		(15.69)	(15.08)	(14.09)
CLASS R2 SHARES	November 30, 2010	(14.46)	(14.86)	(13.87)
CLASS R5 SHARES	November 30, 2010	(13.90)	(14.27)	(13.26)
CLASS R6 SHARES	November 30, 2011	(13.84)	(14.22)	(13.23)
SELECT CLASS SHARES	November 30, 2010	(14.09)	(14.43)	(13.44)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the Euromoney Mining Gold and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Euromoney Global Gold, Mining and Energy Index (formerly Euromoney Mining Gold and Energy Index) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Euromoney Global Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the Euromoney Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the Euromoney Mining Gold and Energy Index, and 3) the Energy component, comprised of the Energy sector within the Euromoney Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Australia — 11.1%
43	African Petroleum Corp., Ltd. (a)	4
493	Alumina Ltd. (a)	713
182	Base Resources Ltd. (a)	48
200	Beach Energy Ltd.	207
83	BHP Billiton plc	2,137
202	Gascoyne Resources Ltd. (a)	23
31	Gold Road Resources Ltd. (a)	7
310	Gryphon Minerals Ltd. (a)	23
6	Iluka Resources Ltd.	39
2	InterOil Corp. (a)	113
624	Marengo Mining Ltd. (a)	6
186	Mawson West Ltd. (a)	24
200	Northern Star Resources Ltd.	193
154	OceanaGold Corp., CDI (a)	271
46	Sandfire Resources NL	226
163	Sarama Resources Ltd. (a)	9
54	Sirius Resources NL (a)	147
614	Tiger Resources Ltd. (a)	140
50	Western Areas Ltd.	192
531	World Titanium Resources Ltd. (a)	15

		4,537

	Canada — 35.7%
14	Africa Oil Corp. (a)	47
11	Alpha Exploration, Inc. (a)	1
69	Asanko Gold, Inc. (a)	103
303	Aureus Mining, Inc. (a)	97
32	B2Gold Corp. (a)	54
52	Bellatrix Exploration Ltd. (a)	244
21	Cameco Corp.	365
241	Capstone Mining Corp. (a)	450
25	Cenovus Energy, Inc.	629
158	Denison Mines Corp. (a)	148
92	Duluth Metals Ltd. (a)	6
105	Dundee Precious Metals, Inc. (a)	299
13	Eldorado Gold Corp.	73
119	First Quantum Minerals Ltd.	1,795
71	Fission 3.0 Corp. (a)	5
317	Fission Uranium Corp. (a)	225
14	Franco-Nevada Corp.	664
38	Goldcorp, Inc.	719
89	Gran Tierra Energy, Inc. (a)	406
103	Guyana Goldfields, Inc. (a)	210
35	HudBay Minerals, Inc.	267
74	Ivanhoe Mines Ltd., Class A (a)	56

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — continued
9	Kennady Diamonds, Inc. (a)	48
144	Loncor Resources, Inc. (a)	10
181	Lucara Diamond Corp.	366
406	Lundin Mining Corp. (a)	1,813
28	MEG Energy Corp. (a)	680
39	Mountain Province Diamonds, Inc. (a)	182
125	New Gold, Inc. (a)	452
115	North Arrow Minerals, Inc. (a)	56
222	Panoro Minerals Ltd. (a)	53
53	Parex Resources, Inc. (a)	483
292	Petroamerica Oil Corp. (a)	74
13	Peyto Exploration & Development Corp.	363
376	Platinum Group Metals Ltd. (a)	304
15	PrairieSky Royalty Ltd.	452
49	Reservoir Minerals, Inc. (a)	168
73	Romarco Minerals, Inc. (a)	37
8	Silver Wheaton Corp.	134
7	Suncor Energy, Inc.	263
52	Teck Resources Ltd., Class B	826
12	Tourmaline Oil Corp. (a)	434
222	Trevali Mining Corp. (a)	210
164	WesternZagros Resources Ltd. (a)	93
17	Whitecap Resources, Inc.	223

		14,587

	Ireland — 0.2%
807	Kenmare Resources plc (a)	89
2	Providence Resources plc (a)	4

		93

	Netherlands — 1.2%
44	Nostrum Oil & Gas plc (a)	474

	New Zealand — 0.0% (g)
395	Bathurst Resources Ltd. (a)	11

	Norway — 2.0%
341	DNO ASA (a)	827

	Russia — 3.2%
53	MMC Norilsk Nickel OJSC, ADR	980
41	Polymetal International plc	338

		1,318

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	South Africa — 0.6%
31	Impala Platinum Holdings Ltd. (a) (m)	227

	Sweden — 3.0%
28	Boliden AB	468
52	Lundin Petroleum AB (a)	740

		1,208

	Switzerland — 6.8%
181	Ferrexpo plc	244
494	Glencore plc (a)	2,535

		2,779

	United Kingdom — 18.0%
81	3Legs Resources plc (a)	24
224	Amara Mining plc (a)	64
922	Amerisur Resources plc (a)	804
72	Antofagasta plc (m)	813
56	BG Group plc	928
300	Firestone Diamonds plc (a)	162
73	Gem Diamonds Ltd. (a)	183
304	Petra Diamonds Ltd. (a)	807
139	President Energy plc (a)	72
14	Randgold Resources Ltd., ADR	839
51	Rio Tinto plc	2,424
1,335	Sable Mining Africa Ltd. (a)	29
220	Sierra Rutile Ltd. (a)	124
345	Tethys Petroleum Ltd. (a)	89

		7,362

	United States — 16.1%
13	Anadarko Petroleum Corp.	1,170
97	BNK Petroleum, Inc. (a)	46
37	Cabot Oil & Gas Corp.	1,147
14	ConocoPhillips	974
6	Continental Resources, Inc. (a)	361
84	Freeport-McMoRan, Inc. (m)	2,380
40	Stillwater Mining Co. (a)	525

		6,603

	Total Common Stocks (Cost $49,532)	40,026

NUMBER OF RIGHTS		VALUE($)

Rights — 0.0% (g)
	Canada — 0.0% (g)
164	WesternZagros Resources Ltd., expiring 11/14/14 (a) (Cost $— )	—	(h)

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Canada — 0.0% (g)
19	HudBay Minerals, Inc., expiring 07/20/18 (a) (Cost $—)	13

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
873	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $873)	873

	Total Investments — 100.0% (Cost $50,405)	40,912
	Other Assets in Excess of Liabilities — 0.0% (g)	12

	NET ASSETS — 100.0%	$40,924

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	45.0%
Oil & Gas Exploration & Production	24.3
Precious Metals & Minerals	10.6
Gold Mining	9.4
Oil, Gas & Consumable Fuels	7.8
Others (each less than 1.0%)	0.8
Short-Term Investment	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is approximately $17,895,000 and 43.7% respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund
ASSETS:
Investments in non-affiliates, at value	$40,039
Investments in affiliates, at value	873

Total investment securities, at value	40,912
Cash	52
Foreign currency, at value	10
Receivables:
Investment securities sold	16
Fund shares sold	—	(a)
Dividends from non-affiliates	39
Dividends from affiliates	—	(a)
Tax reclaims	26
Prepaid expenses	24

Total Assets	41,079

LIABILITIES:
Payables:
Investment securities purchased	5
Fund shares redeemed	8
Accrued liabilities:
Investment advisory fees	17
Administration fees	2
Distribution fees	1
Shareholder servicing fees	9
Custodian and accounting fees	59
Audit fees	42
Other	12

Total Liabilities	155

Net Assets	$40,924

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Global Natural Resources Fund
NET ASSETS:
Paid-in-Capital	$77,954
Accumulated undistributed (distributions in excess of) net investment income	(130)
Accumulated net realized gains (losses)	(27,407)
Net unrealized appreciation (depreciation)	(9,493)

Total Net Assets	$40,924

Net Assets:
Class A	$2,529
Class C	701
Class R2	30
Class R5	29
Class R6	32
Select Class	37,603

Total	$40,924

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	308
Class C	86
Class R2	3
Class R5	3
Class R6	4
Select Class	4,557

Net Asset Value (a):
Class A — Redemption price per share	$8.22
Class C — Offering price per share (b)	8.14
Class R2 — Offering and redemption price per share	8.22
Class R5 — Offering and redemption price per share	8.44
Class R6 — Offering and redemption price per share	8.27
Select Class — Offering and redemption price per share	8.25
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.68

Cost of investments in non-affiliates	$49,532
Cost of investments in affiliates	873
Cost of foreign currency	10

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

Global Natural Resources Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)
Dividend income from non-affiliates	777
Dividend income from affiliates	— (a)
Foreign taxes withheld	(8)

Total investment income	769

EXPENSES:
Investment advisory fees	340
Administration fees	35
Distribution fees:
Class A	9
Class C	6
Class R2	— (a)
Shareholder servicing fees:
Class A	9
Class C	2
Class R2	— (a)
Class R5	— (a)
Select Class	96
Custodian and accounting fees	74
Professional fees	66
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	5
Registration and filing fees	84
Transfer agent fees	18
Other	8

Total expenses	752

Less amounts waived	(292)
Less expense reimbursements	(2)

Net expenses	458

Net investment income (loss)	311

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,193)
Foreign currency transactions	6

Net realized gain (loss)	(1,187)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(6,516)
Foreign currency translations	— (a)

Change in net unrealized appreciation/depreciation	(6,516)

Net realized/unrealized gains (losses)	(7,703)

Change in net assets resulting from operations	$(7,392)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$311	$236
Net realized gain (loss)	(1,187)	(15,236)
Change in net unrealized appreciation/depreciation	(6,516)	6,311

Change in net assets resulting from operations	(7,392)	(8,689)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13)	(74)
Class C
From net investment income	(1)	(8)
Class R2
From net investment income	— (a)	(1)
Class R5
From net investment income	— (a)	—
Class R6
From net investment income	(1)	(505)
Select Class
From net investment income	(221)	(793)

Total distributions to shareholders	(236)	(1,381)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,123	(28,748)

NET ASSETS:
Change in net assets	3,495	(38,818)
Beginning of period	37,429	76,247

End of period	$40,924	$37,429

Accumulated undistributed (distributions in excess of) net investment income	$(130)	$(335)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,202		$2,765
Distributions reinvested	13		74
Cost of shares redeemed	(2,370)		(3,248)

Change in net assets resulting from Class A capital transactions	$(155)		$(409)

Class C
Proceeds from shares issued	$481		$406
Distributions reinvested	1		8
Cost of shares redeemed	(337)		(364)

Change in net assets resulting from Class C capital transactions	$145		$50

Class R2
Proceeds from shares issued	$—	(a)	$2
Distributions reinvested	—	(a)	1

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$3

Class R5
Proceeds from shares issued	$1		$3
Distributions reinvested	—	(a)	—
Cost of shares redeemed	(4)		—

Change in net assets resulting from Class R5 capital transactions	$(3)		$3

Class R6
Proceeds from shares issued	$—		$200
Distributions reinvested	—	(a)	506
Cost of shares redeemed	—		(28,378)

Change in net assets resulting from Class R6 capital transactions	$—	(a)	$(27,672)

Select Class
Proceeds from shares issued	$11,391		$4,204
Distributions reinvested	219		47
Cost of shares redeemed	(474)		(4,974)

Change in net assets resulting from Select Class capital transactions	$11,136		$(723)

Total change in net assets resulting from capital transactions	$11,123		$(28,748)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Global Natural Resources Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	223		285
Reinvested	1		7
Redeemed	(241)		(354)

Change in Class A Shares	(17)		(62)

Class C
Issued	49		43
Reinvested	—	(a)	1
Redeemed	(35)		(38)

Change in Class C Shares	14		6

Class R2
Issued	—	(a)	— (a)
Reinvested	—	(a)	— (a)

Change in Class R2 Shares	—	(a)	— (a)

Class R5
Issued	—	(a)	— (a)
Reinvested	—	(a)	—
Redeemed	(1)		—

Change in Class R5 Shares	(1)		— (a)

Class R6
Issued	—		18
Reinvested	—	(a)	45
Redeemed	—		(2,536)

Change in Class R6 Shares	—	(a)	(2,473)

Select Class
Issued	1,117		386
Reinvested	24		4
Redeemed	(50)		(488)

Change in Select Class Shares	1,091		(98)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Year Ended October 31, 2014	$9.63	$0.05	(f)	$(1.42)	$(1.37)	$(0.04)	$—
Year Ended October 31, 2013	11.68	0.03	(f)	(1.89)	(1.86)	(0.19)	—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Year Ended October 31, 2014	9.55	—	(f)(h)	(1.40)	(1.40)	(0.01)	—
Year Ended October 31, 2013	11.58	(0.01	)(f)	(1.90)	(1.91)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Year Ended October 31, 2014	9.63	0.02	(f)	(1.41)	(1.39)	(0.02)	—
Year Ended October 31, 2013	11.68	0.02	(f)	(1.92)	(1.90)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Year Ended October 31, 2014	9.89	0.09	(f)	(1.46)	(1.37)	(0.08)	—
Year Ended October 31, 2013	11.74	0.09	(f)	(1.94)	(1.85)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Year Ended October 31, 2014	9.69	0.10	(f)	(1.43)	(1.33)	(0.09)	—
Year Ended October 31, 2013	11.75	(0.01	)(f)	(1.81)	(1.82)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Year Ended October 31, 2014	9.67	0.07	(f)	(1.43)	(1.36)	(0.06)	—
Year Ended October 31, 2013	11.72	0.07	(f)	(1.90)	(1.83)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expense, ratios are disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (d)		Portfolio turnover rate (b)(e)

$8.22	(14.26)%	$2,529	1.29%		0.51%		2.00%		30%
9.63	(16.14)	3,126	1.29		0.33		2.00		26
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(j)	(0.15	)(j)	2.00	(i)(j)	23

8.14	(14.69)	701	1.79		0.01		2.49		30
9.55	(16.63)	690	1.80		(0.07)		2.54		26
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(j)	(0.63	)(j)	2.60	(i)(j)	23

8.22	(14.46)	30	1.54		0.24		2.25		30
9.63	(16.43)	35	1.55		0.20		2.29		26
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(j)	(0.46	)(j)	3.90	(i)(j)	23

8.44	(13.90)	29	0.84		0.94		1.56		30
9.89	(15.76)	36	0.85		0.89		1.59		26
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(j)	0.34	(j)	1.26	(i)(j)	23

8.27	(13.84)	32	0.79		0.99		1.50		30
9.69	(15.75)	37	0.80		(0.06)		1.25		26
11.75	(12.14)	29,103	0.79		0.74		1.37		38

8.25	(14.09)	37,603	1.04		0.77		1.73		30
9.67	(15.90)	33,505	1.05		0.66		1.78		26
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(j)	0.12	(j)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$497	$4,040		$—	$4,537
Canada	14,540	47		—	14,587
Ireland	93	—		—	93
Netherlands	474	—		—	474
New Zealand	11	—		—	11
Norway	—	827		—	827
Russia	—	1,318		—	1,318
South Africa	—	227		—	227
Sweden	—	1,208		—	1,208
Switzerland	244	2,535		—	2,779
United Kingdom	2,826	4,536		—	7,362
United States	6,603	—		—	6,603

Total Common Stocks	25,288	14,738		—	40,026

Rights
Canada	—	—	(a)	—	—	(a)
Warrants
Canada	13	—		—	13
Short-Term Investment
Investment Company	873	—		—	873

Total Investments in Securities	$26,174	$14,738		$—	$40,912

(a)	Amount rounds to less than $1,000.

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

As of October 31, 2014, the Fund did not hold any restricted or illiquid securities.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$130	$(129)

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C, and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Natural Resources Fund	$3	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.30%	1.80%	1.55%	0.85%	0.80%	1.05%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$254	$35	$—	$289	$2

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2014 was approximately $3,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$24,147	$12,359

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$51,019	$2,310	$12,417	$(10,107)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$236	$—	$236

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,381	$—	$1,381

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$96	$(27,018)	$(10,107)

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of PFICs.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the Fund had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$6,816	$18,400

As of October 31, 2014, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$1,802	$1,802

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In addition, as of October 31, 2014 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate, 83.5% of the net assets of the Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, the Fund had the following country allocations representing greater than 10% of total investments:

Australia	Canada	United Kingdom	United States
11.1%	35.7%	17.7%	16.1%

As of October 31, 2014, the Fund invested approximately 45.0% and 24.3% of its total investments in the Diversified Metals & Mining and Oil & Gas Exploration & Production industries, respectively.

Because the Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Natural Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Natural Resources Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$823.60	$5.93	1.29%
Hypothetical	1,000.00	1,018.55	6.56	1.29
Class C
Actual	1,000.00	820.60	8.21	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	822.00	7.12	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R5
Actual	1,000.00	825.00	3.86	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	825.30	3.63	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	824.20	4.78	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	29

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 100% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had approximately $236,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

Gross Income	Foreign Tax Pass Through
$627	$43

OCTOBER 31, 2014	J.P. MORGAN SPECIALTY FUNDS	31

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-SPEC2-1014

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Global Allocation Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

— George C.W. Gatch

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN FUNDS	1

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.94%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	8.67%
Global Allocation Composite Benchmark	6.92%

Net Assets as of 10/31/2014	$87,448,118

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve (“Fed”) to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank (ECB) and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies. Early in the reporting period, investors sold emerging market equities in response to the Fed’s initial move to taper off its bond purchases. However, emerging markets equities recovered from February through August and ended the twelve month period with a positive return.

Fixed income securities, as measured by the Barclays U.S. Aggregate Index, posted a 4.14% return and underperformed global equities as measured by the MSCI World Index (net of foreign withholding taxes), which returned 8.67% for the twelve month period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2014, the Fund (Select Class Shares) outperformed the Global Allocation Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index. The Fund underperformed the MSCI World Index (net of foreign withholding taxes).

The main drivers of the Fund’s positive absolute performance were its allocation to risk assets, principally global equity and high yield debt (also known as “junk bonds”). Relative to the MSCI World Index (net of foreign withholding taxes), the Fund’s overweight position in U.S. equity securities made a positive contribution to performance, while the Fund’s overweight position in emerging market equities detracted from performance. The Fund’s overweight position in high-yield debt detracted from performance relative to the Composite Benchmark, which does not hold high-yield securities.

HOW WAS THE FUND POSITIONED?

The Fund’s exposure to U.S. equities increased during the reporting period amid signs of a strengthening U.S. economy. In the second half of the reporting period, the Fund’s exposure to Europe, Australasia and the Far East shrank pending additional policy clarity about ECB monetary support. The Fund’s exposure to Japanese equities increased after central bank stimulus plans were announced in the second half of the year. The Fund’s exposure to emerging markets equity also increased moderately on what the Fund’s managers believed were supportive valuations. In fixed income assets, the Fund rebalanced its interest rate exposure, reduced its duration-hedged high yield debt exposure and increased its emerging markets debt exposure to diversify its credit risk. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The fund established a non agency mortgage sleeve to take advantage of an improving housing market in an asset class with minimal duration. The Fund also reallocated funds to international fixed income to increase the duration in the portfolio outside the U.S.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Bundesrepublik Deutschland, (Germany), 3.500%, 07/04/19	6.1%
2.	U.S. Treasury Inflation Indexed Bonds, (United States), 1.375%, 02/15/44	4.9
3.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (United States)	3.4
4.	Bundesrepublik Deutschland, (Germany), 2.250%, 09/04/21	2.1
5.	U.S. Treasury Note (United States), 0.250%, 01/31/15	1.6
6.	Republic of Finland, (Finland), Reg. S, 2.750%, 07/04/28	1.5
7.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.4
8.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (United States)	1.3
9.	Bundesschatzanweisungen, (Germany), 0.000%, 06/12/15	0.8
10.	Federal Republic of Germany, (Germany), Zero Coupon, 04/29/15	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	54.0%
Germany	13.0
United Kingdom	3.9
Japan	3.7
France	2.1
Italy	1.9
Finland	1.7
Switzerland	1.5
Hong Kong	1.2
Australia	1.0
Others (each less than 1.0%)	10.0
Short-Term Investment	6.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
Without Sales Charge		7.64%	11.36%	6.69%
With Sales Charge*		2.77	9.66	5.26
CLASS C SHARES	May 31, 2011
Without CDSC		7.07	10.80	6.15
With CDSC**		6.07	10.80	6.15
CLASS R2 SHARES	May 31, 2011	7.36	11.08	6.43
SELECT CLASS SHARES	May 31, 2011	7.94	11.62	6.96

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 6.8%
	United States — 6.8%
187,171	ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE7, Class A1B2, VAR, 0.452%, 11/25/35	176,119
246,207	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.027%, 10/25/34	232,555
230,575	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W9, Class M2, VAR, 2.732%, 01/25/34	221,552
237,684	Bear Stearns Asset Backed Securities Trust, Series 2004-2, Class M1, VAR, 1.352%, 08/25/34	237,671
	Countrywide Asset-Backed Certificates,
432,140	Series 2004-1, Class M1, VAR, 0.902%, 03/25/34	412,019
192,533	Series 2004-2, Class M1, VAR, 0.902%, 05/25/34	182,112
181,974	Series 2004-6, Class M2, VAR, 1.127%, 10/25/34	171,597
462,380	Series 2004-8, Class M1, VAR, 1.202%, 01/25/35	462,914
105,705	Series 2002-3, Class M1, VAR, 1.277%, 03/25/32	96,229
75,253	Series 2002-4, Class M1, VAR, 1.277%, 12/25/32	68,789
242,303	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB1, Class M2, VAR, 1.247%, 01/25/35	216,328
124,298	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	122,403
	Fremont Home Loan Trust,
50,016	Series 2005-D, Class 2A3, VAR, 0.402%, 11/25/35	49,297
86,799	Series 2003-B, Class M2, VAR, 2.582%, 12/25/33	84,310
380,386	Home Equity Mortgage Loan Asset- Backed Trust, Series 2004-B, Class M3, VAR, 1.352%, 11/25/34	352,051
273,036	Mastr Asset Backed Securities Trust, Series 2003-NC1, Class M5, VAR, 6.152%, 04/25/33	258,814
	Morgan Stanley ABS Capital I, Inc. Trust,
76,969	Series 2005-HE1, Class M3, VAR, 0.932%, 12/25/34	62,602
47,226	Series 2004-HE8, Class M3, VAR, 1.277%, 09/25/34	43,979
340,325	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 3.527%, 09/25/33	300,360

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
100,223	Option One Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.007%, 11/25/34	95,730
151,275	RAMP Trust, Series 2005-EFC4, Class M2, VAR, 0.592%, 09/25/35	147,297
241,230	RASC Trust, Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	243,754
	Renaissance Home Equity Loan Trust,
341,400	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	346,305
426,689	Series 2003-2, Class M1, VAR, 1.389%, 08/25/33	389,554
582,398	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.127%, 12/25/33	546,298
175,722	Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A5, VAR, 1.392%, 09/25/34	168,412
	Wells Fargo Home Equity Asset-Backed Securities Trust,
103,364	Series 2004-2, Class M6, VAR, 2.032%, 10/25/34	99,563
154,811	Series 2004-2, Class M8A, VAR, 3.152%, 10/25/34 (e)	144,968

	Total Asset-Backed Securities (Cost $5,845,232)	5,933,582

Collateralized Mortgage Obligations — 6.6%
	Non-Agency CMO — 6.6%
	United States — 6.6%
	Alternative Loan Trust,
197,284	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	196,815
169,652	Series 2004-24CB, Class 1A1, 6.000%, 11/25/34	176,470
231,361	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	242,745
43,831	Series 2005-19CB, Class A2, IF, 16.606%, 06/25/35 (u)	53,373
178,173	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	167,494
	Chase Mortgage Finance Trust,
486,693	Series 2005-S1, Class 1A9, 5.500%, 05/25/35	497,541
470,228	Series 2006-S4, Class A5, 6.000%, 12/25/36	428,864
	CHL Mortgage Pass-Through Trust,
205,245	Series 2004-9, Class A7, 5.250%, 06/25/34	212,907

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
200,531	Series 2006-21, Class A14, 6.000%, 02/25/37	191,975
204,504	Series 2004-25, Class 2A1, VAR, 0.492%, 02/25/35	184,068
163,944	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.514%, 10/25/35	162,102
199,708	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 0.932%, 10/25/34	186,660
284,850	JPMorgan Mortgage Trust, Series 2005-A5, Class 2A2, VAR, 2.524%, 08/25/35 (b)	285,442
	MASTR Alternative Loan Trust
337,963	Series 2004-6, Class 8A1, 5.500%, 07/25/34	351,521
288,450	Series 2005-1, Class 1A1, 5.500%, 02/25/35	307,733
	Merrill Lynch Mortgage Investors Trust,
300,000	Series 2005-A5, Class A3, VAR, 2.476%, 06/25/35	285,652
150,220	Series 2005-A2, Class A3, VAR, 2.492%, 02/25/35	138,901
83,726	Series 2003-A4, VAR, 2.790%, 05/25/33	76,716
1,230	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 2.374%, 04/25/18	1,246
195,109	RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	187,235
121,120	Residential Asset Securitization Trust, Series 2004-A3, Class A1, 4.500%, 06/25/34	123,284
	RFMSI Trust,
89,539	Series 2003-S15, Class A1, 4.500%, 08/25/18	91,228
110,461	Series 2003-S16, Class A2, 4.500%, 09/25/18	110,918
300,000	WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VAR, 2.364%, 08/25/35	291,903
102,223	WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, 5.000%, 09/25/18	104,080
	Wells Fargo Mortgage-Backed Securities Trust
169,289	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	171,512
129,051	Series 2006-AR2, Class 2A3, VAR, 2.615%, 03/25/36	128,568
128,426	Series 2003-H, Class A1, VAR, 2.615%, 09/25/33	129,805

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
323,176	Series 2004-H, Class A1, VAR, 2.619%, 06/25/34	325,441

	Total Collateralized Mortgage Obligations (Cost $5,717,480)	5,812,199

SHARES
Common Stocks — 41.3%
	Australia — 1.0%
5,810	Australia & New Zealand Banking Group Ltd.	171,921
6,780	BHP Billiton Ltd.	202,836
1,291	Commonwealth Bank of Australia	91,802
25,312	Goodman Group (m)	123,578
4,268	Wesfarmers Ltd.	166,101
2,425	Westpac Banking Corp.	74,434

		830,672

	Belgium — 0.1%
874	Solvay S.A.	119,318

	Bermuda — 0.1%
1,703	Lazard Ltd., Class A	83,805

	Brazil — 0.6%
16,530	AMBEV S.A., ADR	110,420
9,070	CCR S.A.	67,533
4,900	Cielo S.A.	80,464
1,180	Lojas Renner S.A.	35,335
3,750	Ultrapar Participacoes S.A.	81,798
6,450	Vale S.A. (Preference Shares), ADR	56,502
4,860	WEG S.A.	57,330

		489,382

	Canada — 0.3%
1,127	Brookfield Asset Management, Inc., Class A	55,189
2,127	Brookfield Residential Properties, Inc. (a)	49,453
360	Canadian Pacific Railway Ltd.	74,765
3,361	Novadaq Technologies, Inc. (a)	52,499

		231,906

	Chile — 0.1%
2,250	Banco Santander Chile, ADR	47,677

	China — 0.8%
610	Baidu, Inc., ADR (a)	145,650
55,000	CNOOC Ltd.	86,124
70,000	Geely Automobile Holdings Ltd.	31,335
57,000	Sun Art Retail Group Ltd.	61,106
7,100	Tencent Holdings Ltd.	114,113
24,000	Tingyi Cayman Islands Holding Corp.	59,706

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	China — continued
14,000	Tsingtao Brewery Co., Ltd., Class H	103,491
22,400	Wynn Macau Ltd.	80,978

		682,503

	Denmark — 0.5%
34	AP Moeller - Maersk A/S, Class B	79,342
3,739	Danske Bank A/S	102,674
2,656	Novo Nordisk A/S, Class B	120,058
15,875	TDC A/S	121,238

		423,312

	Finland — 0.2%
8,812	UPM-Kymmene OYJ	139,780

	France — 2.0%
1,228	Air Liquide S.A.	148,239
2,779	Airbus Group N.V.	165,909
5,448	AXA S.A.	125,841
2,335	BNP Paribas S.A.	146,736
5,204	Credit Agricole S.A.	77,010
7,412	GDF Suez	179,963
372	Kering	71,790
1,350	Lafarge S.A.	93,691
846	Publicis Groupe S.A.	58,677
1,848	Renault S.A.	137,466
2,005	Sanofi	181,934
2,244	Schneider Electric SE	176,796
1,979	Societe Generale S.A.	95,370
2,215	Total S.A.	132,243

		1,791,665

	Germany — 1.4%
1,094	Allianz SE	173,970
1,781	BASF SE	157,370
1,697	Bayer AG	242,708
1,069	Bayerische Motoren Werke AG	114,637
2,353	Brenntag AG	114,171
474	Continental AG	93,362
1,295	HeidelbergCement AG	88,405
2,502	SAP SE	170,475
812	Siemens AG	91,588

		1,246,686

	Hong Kong — 1.2%
34,600	AIA Group Ltd.	193,083
6,000	Cheung Kong Holdings Ltd.	106,514
5,000	Hang Seng Bank Ltd.	84,721
6,000	Hutchison Whampoa Ltd.	76,083

SHARES	SECURITY DESCRIPTION	VALUE

	Hong Kong — continued
1,600	Jardine Matheson Holdings Ltd.	95,885
1,630	Michael Kors Holdings Ltd. (a)	128,102
14,000	Power Assets Holdings Ltd.	135,175
34,000	Sands China Ltd.	212,062

		1,031,625

	India — 0.9%
7,190	HDFC Bank Ltd., ADR	376,972
3,650	Infosys Ltd., ADR	244,039
1,150	Larsen & Toubro Ltd., Reg. S, GDR	31,466
6,730	Mahindra & Mahindra Ltd., GDR	144,695

		797,172

	Indonesia — 0.3%
143,600	Astra International Tbk PT	80,518
44,500	Bank Central Asia Tbk PT	48,039
86,600	Bank Rakyat Indonesia Persero Tbk PT	79,360
11,700	Unilever Indonesia Tbk PT	29,458

		237,375

	Ireland — 0.2%
1,153	Ryanair Holdings plc, ADR (a)	64,038
1,354	Shire plc	90,849

		154,887

	Italy — 0.4%
7,108	Assicurazioni Generali S.p.A.	145,859
48,640	Enel Green Power S.p.A.	119,571
1,530	Eni S.p.A.	32,597
12,934	UniCredit S.p.A.	93,677

		391,704

	Japan — 3.6%
7,500	Amada Co., Ltd.	65,501
700	Central Japan Railway Co.	104,404
1,600	Daikin Industries Ltd.	100,013
3,400	Dentsu, Inc.	126,410
1,800	East Japan Railway Co.	140,586
16,000	Fujitsu Ltd.	97,271
20,000	Hitachi Ltd.	157,149
2,500	Japan Tobacco, Inc.	85,298
24,600	JX Holdings, Inc.	105,378
200	Keyence Corp.	96,917
9,000	Kyowa Hakko Kirin Co., Ltd.	104,970
2,800	Mazda Motor Corp.	66,155
30,900	Mitsubishi UFJ Financial Group, Inc.	180,123
5,000	Mitsui & Co., Ltd.	75,495
4,000	Mitsui Fudosan Co., Ltd.	128,666

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Japan — continued
1,300	Nippon Telegraph & Telephone Corp.	80,885
6,700	ORIX Corp.	92,998
3,800	Otsuka Holdings Co., Ltd.	133,297
6,700	Ricoh Co., Ltd.	69,193
11,000	Sekisui Chemical Co., Ltd.	137,097
3,500	Seven & I Holdings Co., Ltd.	136,696
2,200	SoftBank Corp.	160,159
4,500	Sony Corp.	88,845
3,400	Sumitomo Mitsui Financial Group, Inc.	138,662
22,000	Tokyo Gas Co., Ltd.	126,815
5,000	Toyota Motor Corp.	300,886
3,200	Yamato Holdings Co., Ltd.	68,423

		3,168,292

	Malaysia — 0.1%
10,000	Public Bank Bhd	56,365

	Mexico — 0.2%
18,600	Fibra Uno Administracion S.A. de C.V.	64,642
8,210	Grupo Financiero Banorte S.A.B. de C.V., Class O	52,670
7,820	Mexichem S.A.B. de C.V.	31,991
23,030	Wal-Mart de Mexico S.A.B. de C.V., Series V	53,238

		202,541

	Netherlands — 0.5%
1,502	NXP Semiconductor N.V. (a)	103,127
5,481	Royal Dutch Shell plc, Class A	195,791
3,667	Royal Dutch Shell plc, Class B	135,479

		434,397

	New Zealand — 0.1%
28,242	Spark New Zealand Ltd.	69,696

	Norway — 0.2%
6,209	DNB ASA	114,074
15,627	Norsk Hydro ASA	87,494

		201,568

	Panama — 0.0% (g)
300	Copa Holdings S.A., Class A	35,076

		35,076

	Peru — 0.1%
580	Credicorp Ltd.	93,380

		93,380

	Portugal — 0.1%
21,296	EDP - Energias de Portugal S.A.	91,644

SHARES	SECURITY DESCRIPTION	VALUE

	Russia — 0.4%
2,030	Lukoil OAO, ADR	99,509
2,180	Magnit PJSC, Reg. S, GDR	146,320
3,610	Mobile Telesystems OJSC, ADR	51,623
9,280	Sberbank of Russia, ADR	70,667

		368,119

	Singapore — 0.2%
1,107	Avago Technologies Ltd.	95,479
7,000	DBS Group Holdings Ltd.	100,698

		196,177

	South Africa — 0.9%
4,661	Bidvest Group Ltd. (The)	128,278
1,460	Capitec Bank Holdings Ltd.	38,546
24,670	FirstRand Ltd.	105,670
1,430	Imperial Holdings Ltd.	24,651
2,820	Mr Price Group Ltd.	58,386
6,540	MTN Group Ltd.	144,816
4,750	Remgro Ltd.	109,070
5,600	RMB Holdings Ltd.	31,116
6,780	Shoprite Holdings Ltd.	98,308
1,810	Tiger Brands Ltd.	54,479

		793,320

	South Korea — 0.3%
630	Hyundai Motor Co.	99,969
140	Samsung Electronics Co., Ltd.	163,260

		263,229

	Spain — 0.5%
6,324	Banco Popular Espanol S.A.	36,327
7,805	Banco Santander S.A.	68,961
15,419	Distribuidora Internacional de Alimentacion S.A.	97,969
4,846	Repsol S.A.	108,303
7,988	Telefonica S.A.	120,201

		431,761

	Sweden — 0.4%
1,248	Assa Abloy AB, Class B	66,250
8,302	Nordea Bank AB	106,778
14,103	Telefonaktiebolaget LM Ericsson, Class B	166,647

		339,675

	Switzerland — 1.4%
805	Allied World Assurance Co. Holdings AG	30,590
1,477	Cie Financiere Richemont S.A.	124,532
4,628	Nestle S.A.	339,390
2,652	Novartis AG	246,113

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Switzerland — continued
792	Roche Holding AG	233,721
1,495	Swiss Re AG (a)	120,887
9,631	UBS AG (a)	167,465

		1,262,698

	Taiwan — 0.5%
15,000	Delta Electronics, Inc.	89,988
11,000	President Chain Store Corp.	82,403
10,550	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	232,311

		404,702

	Thailand — 0.3%
11,400	Advanced Info Service PCL	83,706
4,500	Siam Cement PCL (The), NVDR	62,201
19,400	Siam Commercial Bank PCL (The)	105,789

		251,696

	Turkey — 0.2%
18,360	KOC Holding A.S.	93,596
14,450	Turkiye Garanti Bankasi A.S.	56,397

		149,993

	United Kingdom — 3.7%
22,238	3i Group plc	141,443
2,330	Anglo American plc	49,195
1,389	Associated British Foods plc	61,299
2,215	AstraZeneca plc	161,802
17,179	Aviva plc	143,689
51,848	Barclays plc	199,403
10,725	Barratt Developments plc	72,097
7,203	BG Group plc	120,045
18,726	BP plc	134,732
3,369	British American Tobacco plc	190,947
13,914	BT Group plc	82,028
3,001	Diageo plc	88,507
7,560	Dixons Carphone plc	48,004
3,387	GlaxoSmithKline plc	76,594
21,485	HSBC Holdings plc	219,047
23,868	ITV plc	77,540
62,447	Lloyds Banking Group plc (a)	77,115
5,547	Prudential plc	128,446
1,800	Reckitt Benckiser Group plc	151,602
1,432	Rio Tinto Ltd.	76,466
2,237	Rio Tinto plc	106,440
5,840	SABMiller plc	330,328
6,382	Smith & Nephew plc	108,337
3,990	Standard Chartered plc	60,060

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
3,611	Unilever N.V., CVA	139,957
57,199	Vodafone Group plc	190,213

		3,235,336

	United States — 17.5%
1,513	Acadia Healthcare Co., Inc. (a)	93,882
1,393	Acuity Brands, Inc.	194,226
1,269	Adobe Systems, Inc. (a)	88,982
484	Advance Auto Parts, Inc.	71,129
927	Aetna, Inc.	76,487
646	Affiliated Managers Group, Inc. (a)	129,064
1,655	Agilent Technologies, Inc.	91,488
470	Air Products & Chemicals, Inc.	63,290
458	Alexion Pharmaceuticals, Inc. (a)	87,643
84	Alleghany Corp. (a)	37,320
498	Alliance Data Systems Corp. (a)	141,108
3,436	Ally Financial, Inc. (a)	77,997
318	Amazon.com, Inc. (a)	97,136
1,154	American Electric Power Co., Inc.	67,324
1,789	American Homes 4 Rent, Class A	31,361
2,157	American International Group, Inc.	115,550
900	American Residential Properties, Inc. (a)	17,100
388	Ameriprise Financial, Inc.	48,954
1,632	Amphenol Corp., Class A	82,547
780	AmTrust Financial Services, Inc.	34,999
972	Analog Devices, Inc.	48,231
946	Antero Resources Corp. (a)	49,608
2,279	Apple, Inc.	246,132
3,163	Applied Materials, Inc.	69,871
122	AutoZone, Inc. (a)	67,529
989	Ball Corp.	63,721
8,403	Bank of America Corp.	144,195
915	Bed Bath & Beyond, Inc. (a)	61,616
2,909	Best Buy Co., Inc.	99,313
353	Biogen Idec, Inc. (a)	113,341
1,307	BorgWarner, Inc.	74,525
1,974	Brixmor Property Group, Inc.	48,087
1,809	Capital One Financial Corp.	149,731
2,096	Carlisle Cos., Inc.	186,292
4,605	CBRE Group, Inc., Class A (a)	147,360
651	CBS Corp. (Non-Voting), Class B	35,297
1,307	Celgene Corp. (a)	139,967
2,942	Ciena Corp. (a)	49,308
3,863	Cisco Systems, Inc.	94,528
2,180	Citigroup, Inc.	116,695
1,579	ClubCorp Holdings, Inc.	30,096

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
1,537	CNO Financial Group, Inc.	27,866
736	Coach, Inc.	25,304
538	Concho Resources, Inc. (a)	58,658
1,968	CONSOL Energy, Inc.	72,422
417	CoStar Group, Inc. (a)	67,175
468	Crane Co.	29,180
676	CVS Health Corp.	58,008
1,810	Dealertrack Technologies, Inc. (a)	85,161
4,564	Delta Air Lines, Inc.	183,610
1,317	Devon Energy Corp.	79,020
416	DIRECTV (a)	36,105
1,899	DISH Network Corp., Class A (a)	120,871
925	Dover Corp.	73,482
1,103	Dr. Pepper Snapple Group, Inc.	76,383
507	Dril-Quip, Inc. (a)	45,605
919	Duke Energy Corp.	75,496
763	Eagle Materials, Inc.	66,709
1,882	East West Bancorp, Inc.	69,182
341	EastGroup Properties, Inc.	23,481
512	Ecolab, Inc.	56,950
937	Edison International	58,637
2,293	Electronic Arts, Inc. (a)	93,944
1,722	Entercom Communications Corp., Class A (a)	17,702
1,009	Equifax, Inc.	76,422
2,050	Excel Trust, Inc.	26,650
1,378	Expedia, Inc.	117,089
2,768	Exxon Mobil Corp.	267,693
3,381	Facebook, Inc., Class A (a)	253,541
2,976	Fifth Third Bancorp	59,490
806	First Republic Bank	41,050
1,154	Flowserve Corp.	78,460
1,481	Fluidigm Corp. (a)	42,949
2,434	Fortune Brands Home & Security, Inc.	105,271
1,874	GameStop Corp., Class A	80,132
1,662	Gap, Inc. (The)	62,973
391	Genuine Parts Co.	37,958
3,037	Gilead Sciences, Inc. (a)	340,144
516	Google, Inc., Class C (a)	288,485
1,254	Guidewire Software, Inc. (a)	62,625
572	Hanesbrands, Inc.	60,409
1,150	Harley-Davidson, Inc.	75,555
2,326	Hartford Financial Services Group, Inc. (The)	92,063
4,081	HD Supply Holdings, Inc. (a)	117,696
1,377	Hewlett-Packard Co.	49,407
3,343	Hilton Worldwide Holdings, Inc. (a)	84,377
2,374	Home Depot, Inc. (The)	231,512

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
804	Honeywell International, Inc.	77,280
3,743	Hudson City Bancorp, Inc.	36,120
950	Illinois Tool Works, Inc.	86,498
700	Illumina, Inc. (a)	134,806
1,733	Johnson & Johnson	186,783
1,100	KapStone Paper & Packaging Corp. (a)	33,836
1,933	Kimco Realty Corp.	48,228
1,100	Kinder Morgan, Inc.	42,570
747	Kirby Corp. (a)	82,603
620	KLA-Tencor Corp.	49,073
2,136	Kohl’s Corp.	115,814
1,008	Kroger Co. (The)	56,156
2,589	La Quinta Holdings, Inc. (a)	52,841
1,426	Lam Research Corp.	111,028
1,940	Legg Mason, Inc.	100,880
3,955	Loews Corp.	172,438
333	M&T Bank Corp.	40,686
1,047	Marathon Oil Corp.	37,064
1,083	Marsh & McLennan Cos., Inc.	58,883
616	Martin Marietta Materials, Inc.	72,023
2,120	MasterCard, Inc., Class A	177,550
2,462	Merck & Co., Inc.	142,648
3,580	Microsoft Corp.	168,081
595	Mohawk Industries, Inc. (a)	84,514
753	Moody’s Corp.	74,720
965	Mosaic Co. (The)	42,759
907	National Bank Holdings Corp., Class A	17,768
457	National Healthcare Corp.	27,562
3,033	Nektar Therapeutics (a)	41,825
211	Netflix, Inc. (a)	82,874
802	NextEra Energy, Inc.	80,376
596	NiSource, Inc.	25,068
967	Northeast Utilities	47,721
610	Northern Trust Corp.	40,443
1,317	Old Dominion Freight Line, Inc. (a)	95,970
1,594	Old Republic International Corp.	23,543
931	Omnicom Group, Inc.	66,902
1,266	Pall Corp.	115,738
668	Palo Alto Networks, Inc. (a)	70,608
1,491	PBF Energy, Inc., Class A	38,870
6,088	Pfizer, Inc.	182,336
2,096	Phillips 66	164,536
988	PNC Financial Services Group, Inc. (The)	85,353
1,215	Post Holdings, Inc. (a)	45,563
573	PPG Industries, Inc.	116,714
113	Priceline Group, Inc. (The) (a)	136,302

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
1,435	Procter & Gamble Co. (The)	125,232
1,182	Prudential Financial, Inc.	104,654
801	QUALCOMM, Inc.	62,887
1	Rayonier Advanced Materials, Inc.	29
1,434	Rayonier, Inc.	47,996
290	Regeneron Pharmaceuticals, Inc. (a)	114,179
1,352	Rock-Tenn Co., Class A	69,155
1,206	Rush Enterprises, Inc., Class A (a)	45,949
1,012	Schlumberger Ltd.	99,844
742	Sempra Energy	81,620
785	ServiceNow, Inc. (a)	53,325
411	Sherwin-Williams Co. (The)	94,349
655	Signature Bank (a)	79,340
1,457	Southwestern Energy Co. (a)	47,367
2,014	Sprouts Farmers Market, Inc. (a)	58,628
1,122	Starbucks Corp.	84,778
2,112	SunTrust Banks, Inc.	82,664
1,364	T. Rowe Price Group, Inc.	111,971
2,662	TD Ameritrade Holding Corp.	89,816
379	Tesla Motors, Inc. (a)	91,604
1,643	Texas Instruments, Inc.	81,591
402	Time Warner, Inc.	31,947
1,580	Time, Inc. (a)	35,692
944	Travelers Cos., Inc. (The)	95,155
633	TreeHouse Foods, Inc. (a)	53,913
1,499	Trex Co., Inc. (a)	64,457
750	Trulia, Inc. (a)	34,988
1,180	Twenty-First Century Fox, Inc., Class B	39,141
1,100	Twitter, Inc. (a)	45,617
2,270	U.S. Bancorp	96,702
690	Ulta Salon Cosmetics & Fragrance, Inc. (a)	83,359
748	United Technologies Corp.	80,036
2,193	UnitedHealth Group, Inc.	208,357
1,705	Unum Group	57,049
1,814	Urban Outfitters, Inc. (a)	55,073
1,345	Valeant Pharmaceuticals International, Inc. (a)	178,939
1,800	Veeva Systems, Inc., Class A (a)	53,604
2,124	Verizon Communications, Inc.	106,731
400	Vertex Pharmaceuticals, Inc. (a)	45,056
682	W.R. Berkley Corp.	35,150
199	W.W. Grainger, Inc.	49,113
5,430	Wells Fargo & Co.	288,279
2,931	Western Union Co. (The)	49,710
1,999	Weyerhaeuser Co.	67,686
707	Williams-Sonoma, Inc.	45,976

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
2,273	Wolverine World Wide, Inc.	61,689
520	Workday, Inc., Class A (a)	49,650
2,013	Xcel Energy, Inc.	67,375

		15,335,308

	Total Common Stocks (Cost $35,208,592)	36,084,442

PRINCIPAL AMOUNT
Corporate Bonds — 11.4%
	Australia — 0.1%
	FMG Resources August 2006 Pty Ltd.,
25,000	6.875%, 04/01/22 (e)	25,813
10,000	8.250%, 11/01/19 (e)	10,375

		36,188

	Bahamas — 0.0% (g)
12,000	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	12,600

	Bermuda — 0.0% (g)
10,000	Aircastle Ltd., 6.250%, 12/01/19	10,650
14,000	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	15,155

		25,805

	Canada — 0.5%
10,000	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	10,138
	Baytex Energy Corp.,
2,000	5.125%, 06/01/21 (e)	1,950
2,000	5.625%, 06/01/24 (e)	1,930
	Bombardier, Inc.,
6,000	4.750%, 04/15/19 (e)	6,165
15,000	6.125%, 01/15/23 (e)	15,450
15,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	15,937
	Cascades, Inc.,
11,000	5.500%, 07/15/22 (e)	10,862
15,000	7.875%, 01/15/20	15,675
35,000	First Quantum Minerals Ltd., 7.000%, 02/15/21 (e)	34,344
20,000	Garda World Security Corp., 7.250%, 11/15/21 (e)	19,900
15,000	Jupiter Resources, Inc., 8.500%, 10/01/22 (e)	13,237
4,000	KGHM International Ltd., 7.750%, 06/15/19 (e)	4,240
	Lundin Mining Corp.,
5,000	7.500%, 11/01/20 (e)	5,212
5,000	7.875%, 11/01/22 (e)	5,200

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Canada — continued
24,000	Masonite International Corp., 8.250%, 04/15/21 (e)	25,680
6,000	Mattamy Group Corp., 6.500%, 11/15/20 (e)	6,075
5,000	MEG Energy Corp., 7.000%, 03/31/24 (e)	5,025
32,000	New Gold, Inc., 6.250%, 11/15/22 (e)	31,280
9,000	Norbord, Inc., 5.375%, 12/01/20 (e)	8,843
3,000	NOVA Chemicals Corp., 5.000%, 05/01/25 (e)	3,098
	Precision Drilling Corp.,
10,000	5.250%, 11/15/24 (e)	9,300
30,000	6.625%, 11/15/20	30,900
5,000	Quebecor Media, Inc., 5.750%, 01/15/23	5,150
6,000	Teine Energy Ltd., 6.875%, 09/30/22 (e)	5,685
	Ultra Petroleum Corp.,
4,000	5.750%, 12/15/18 (e)	3,960
7,000	6.125%, 10/01/24 (e)	6,624
	Valeant Pharmaceuticals International, Inc.,
6,000	5.625%, 12/01/21 (e)	5,940
15,000	6.375%, 10/15/20 (e)	15,394
4,000	6.750%, 08/15/18 (e)	4,255
30,000	6.875%, 12/01/18 (e)	31,050
15,000	7.000%, 10/01/20 (e)	15,712
4,000	7.500%, 07/15/21 (e)	4,280
	Videotron Ltd.,
4,000	5.000%, 07/15/22	4,120
8,000	5.375%, 06/15/24 (e)	8,240

		390,851

	Cayman Islands — 0.0% (g)
14,000	Seagate HDD Cayman, 6.875%, 05/01/20	14,858

	France — 0.0% (g)
5,000	Lafarge S.A., 7.125%, 07/15/36	5,850

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15,000	5.250%, 11/15/22	15,675
1,000	7.500%, 10/15/27	1,145

		16,820

	Luxembourg — 0.5%
	ArcelorMittal,
140,000	6.750%, 02/25/22	155,414
8,000	7.500%, 10/15/39	8,540
8,000	Capsugel S.A., PIK, 7.000%, 05/15/19 (e) (v)	8,135
	Intelsat Jackson Holdings S.A.,
90,000	6.625%, 12/15/22	94,725
10,000	7.250%, 04/01/19	10,500
10,000	7.250%, 10/15/20	10,675

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
	Intelsat Luxembourg S.A.,
23,000	7.750%, 06/01/21	24,035
10,000	8.125%, 06/01/23	10,625
20,000	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	19,200
22,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.750%, 08/01/22 (e)	23,045
25,000	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	25,937
	NII International Telecom S.C.A.,
7,000	7.875%, 08/15/19 (d) (e)	4,480
10,000	11.375%, 08/15/19 (d) (e)	6,500

		401,811

	Netherlands — 0.0% (g)
11,000	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	14,747
	Sensata Technologies B.V.,
7,000	4.875%, 10/15/23 (e)	6,913
2,000	5.625%, 11/01/24 (e)	2,111

		23,771

	Singapore — 0.0% (g)
15,000	Flextronics International Ltd., 4.625%, 02/15/20	15,225

	United Kingdom — 0.1%
	Royal Bank of Scotland Group plc,
27,000	6.100%, 06/10/23	29,191
70,000	6.125%, 12/15/22	75,776

		104,967

	United States — 10.2%
5,000	Acadia Healthcare Co., Inc., 5.125%, 07/01/22	4,962
	Access Midstream Partners LP/ACMP Finance Corp.,
12,000	5.875%, 04/15/21	12,690
30,000	6.125%, 07/15/22	32,625
13,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	9,295
5,000	Activision Blizzard, Inc., 5.625%, 09/15/21 (e)	5,319
	ADT Corp. (The),
2,000	3.500%, 07/15/22	1,790
5,000	4.125%, 04/15/19	4,956
40,000	4.125%, 06/15/23	36,800
10,000	6.250%, 10/15/21	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Advanced Micro Devices, Inc.,
5,000	6.750%, 03/01/19	4,725
19,000	7.750%, 08/01/20	17,860
	AECOM Technology Corp.,
13,000	5.750%, 10/15/22 (e)	13,682
15,000	5.875%, 10/15/24 (e)	15,863
	AES Corp.,
2,000	5.500%, 03/15/24	2,045
45,000	8.000%, 10/15/17	51,075
20,000	VAR, 3.234%, 06/01/19	19,894
10,000	AK Steel Corp., 8.750%, 12/01/18	10,925
30,000	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22 (e)	29,550
14,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	13,475
	Alcoa, Inc.,
35,000	5.125%, 10/01/24	36,950
20,000	5.400%, 04/15/21	21,897
10,000	5.900%, 02/01/27	10,639
20,000	6.150%, 08/15/20	22,545
5,000	6.750%, 07/15/18	5,670
10,000	6.750%, 01/15/28	11,218
	Aleris International, Inc.,
2,000	7.625%, 02/15/18	2,060
12,000	7.875%, 11/01/20	12,480
10,000	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	10,150
	Alliant Techsystems, Inc.,
2,000	5.250%, 10/01/21 (e)	2,035
25,000	6.875%, 09/15/20	26,750
	Ally Financial, Inc.,
23,000	6.250%, 12/01/17	25,070
7,000	7.500%, 09/15/20	8,330
43,000	8.000%, 03/15/20	51,707
23,000	8.000%, 11/01/31	29,268
8,000	AMC Entertainment, Inc., 5.875%, 02/15/22	8,160
45,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	48,600
25,000	Amkor Technology, Inc., 6.625%, 06/01/21	25,312
5,000	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	4,931
	Amsurg Corp.,
10,000	5.625%, 11/30/20	10,300
10,000	5.625%, 07/15/22 (e)	10,361
53,000	Antero Resources Corp., 5.125%, 12/01/22 (e)	53,011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
25,000	Antero Resources Finance Corp., 5.375%, 11/01/21	25,375
11,000	Aramark Services, Inc., 5.750%, 03/15/20	11,495
15,000	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	15,450
65,000	Ashland, Inc., 4.750%, 08/15/22	65,487
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
25,000	4.750%, 11/15/21	24,937
20,000	5.875%, 08/01/23	20,750
	Audatex North America, Inc.,
15,000	6.000%, 06/15/21 (e)	15,862
2,000	6.125%, 11/01/23 (e)	2,120
	Avaya, Inc.,
25,000	7.000%, 04/01/19 (e)	24,563
17,000	10.500%, 03/01/21 (e)	14,896
25,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 06/01/22 (e)	24,700
15,000	Axiall Corp., 4.875%, 05/15/23	14,550
5,000	B/E Aerospace, Inc., 5.250%, 04/01/22	5,562
15,000	Ball Corp., 6.750%, 09/15/20	15,712
18,000	Basic Energy Services, Inc., 7.750%, 10/15/22	17,550
3,000	Belden, Inc., 5.250%, 07/15/24 (e)	2,947
5,000	Berry Plastics Corp., 5.500%, 05/15/22	5,019
	Biomet, Inc.,
45,000	6.500%, 08/01/20	48,150
5,000	6.500%, 10/01/20	5,287
20,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	21,050
10,000	Briggs & Stratton Corp., 6.875%, 12/15/20	11,025
	Building Materials Corp. of America,
11,000	5.375%, 11/15/24 (e)	11,027
20,000	6.750%, 05/01/21 (e)	21,450
9,000	7.500%, 03/15/20 (e)	9,529
52,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	54,470
	Cablevision Systems Corp.,
25,000	5.875%, 09/15/22	25,437
20,000	8.000%, 04/15/20	22,900
	California Resources Corp.,
10,000	5.000%, 01/15/20 (e)	10,150
30,000	5.500%, 09/15/21 (e)	30,600
12,000	6.000%, 11/15/24 (e)	12,240
	Calpine Corp.,
4,000	5.375%, 01/15/23	4,040

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
7,000	5.750%, 01/15/25	7,087
4,000	5.875%, 01/15/24 (e)	4,300
8,000	6.000%, 01/15/22 (e)	8,620
52,000	7.875%, 01/15/23 (e)	57,590
10,000	Cardtronics, Inc., 5.125%, 08/01/22 (e)	9,950
15,000	Casella Waste Systems, Inc., 7.750%, 02/15/19	15,300
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
8,000	5.250%, 02/15/22 (e)	8,260
35,000	5.625%, 02/15/24 (e)	36,487
5,000	5.875%, 03/15/25 (e)	5,250
68,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	71,740
	CCOH Safari LLC,
14,000	5.500%, 12/01/22	14,140
34,000	5.750%, 12/01/24	34,191
	CDW LLC/CDW Finance Corp.,
4,000	6.000%, 08/15/22	4,220
8,000	8.500%, 04/01/19	8,480
5,000	CEC Entertainment, Inc., 8.000%, 02/15/22 (e)	4,800
5,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24 (e)	5,000
15,000	Celanese U.S. Holdings LLC, 4.625%, 11/15/22	15,112
	Cenveo Corp.,
10,000	6.000%, 08/01/19 (e)	9,625
5,000	8.500%, 09/15/22 (e)	4,600
9,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 (e)	8,786
2,000	Ceridian LLC/Comdata, Inc., 8.125%, 11/15/17 (e)	2,000
15,000	CF Industries, Inc., 7.125%, 05/01/20	18,035
	Chesapeake Energy Corp.,
46,000	4.875%, 04/15/22	47,046
30,000	6.125%, 02/15/21	33,300
	CHS/Community Health Systems, Inc.,
5,000	5.125%, 08/15/18	5,200
5,000	5.125%, 08/01/21 (e)	5,225
26,000	6.875%, 02/01/22 (e)	28,015
8,000	7.125%, 07/15/20	8,660
15,000	8.000%, 11/15/19	16,200
5,000	Cimarex Energy Co., 4.375%, 06/01/24	5,081
48,000	Cinemark U.S.A., Inc., 5.125%, 12/15/22	48,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	CIT Group, Inc.,
2,000	3.875%, 02/19/19	2,013
45,000	5.000%, 08/15/22	47,081
55,000	5.375%, 05/15/20	58,781
9,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	9,157
	Claire’s Stores, Inc.,
9,000	6.125%, 03/15/20 (e)	8,325
17,000	8.875%, 03/15/19	14,492
26,000	9.000%, 03/15/19 (e)	26,520
5,000	Clean Harbors, Inc., 5.125%, 06/01/21	5,087
	Clear Channel Worldwide Holdings, Inc.,
5,000	6.500%, 11/15/22	5,150
75,000	Series B, 6.500%, 11/15/22	77,625
5,000	Series A, 7.625%, 03/15/20	5,275
25,000	Series B, 7.625%, 03/15/20	26,594
11,000	Clearwater Paper Corp., 5.375%, 02/01/25 (e)	11,137
8,000	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	9,880
14,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	10,535
40,000	Commercial Metals Co., 4.875%, 05/15/23	39,000
	CommScope, Inc.,
5,000	5.000%, 06/15/21 (e)	4,988
25,000	5.500%, 06/15/24 (e)	25,281
8,000	Compressco Partners LP/Compressco Finance, Inc., 7.250%, 08/15/22 (e)	7,920
25,000	Comstock Resources, Inc., 7.750%, 04/01/19	24,500
	Concho Resources, Inc.,
50,000	6.500%, 01/15/22	54,000
40,000	7.000%, 01/15/21	43,150
	CONSOL Energy, Inc.,
30,000	5.875%, 04/15/22 (e)	30,450
5,000	6.375%, 03/01/21	5,175
10,000	8.250%, 04/01/20	10,550
	Constellation Brands, Inc.,
3,000	4.750%, 11/15/24	3,067
60,000	6.000%, 05/01/22	67,050
	Continental Airlines Pass-Through Trust,
24,765	7.875%, 07/02/18	26,450
39,320	9.798%, 04/01/21	43,940
45,000	Covanta Holding Corp., 6.375%, 10/01/22	47,925
9,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	9,090

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
30,000	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	31,575
	Crown Castle International Corp.,
3,000	4.875%, 04/15/22	3,030
23,000	5.250%, 01/15/23	23,546
21,000	CSC Holdings LLC, 6.750%, 11/15/21	23,362
5,000	Darling Ingredients, Inc., 5.375%, 01/15/22	5,012
	DaVita HealthCare Partners, Inc.,
10,000	5.125%, 07/15/24	10,200
10,000	5.750%, 08/15/22	10,600
30,000	6.625%, 11/01/20	31,387
25,000	Delphi Corp., 6.125%, 05/15/21	27,187
8,000	Deluxe Corp., 7.000%, 03/15/19	8,400
33,000	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	35,001
5,000	Diamondback Energy, Inc., 7.625%, 10/01/21	5,312
	DISH DBS Corp.,
13,000	5.000%, 03/15/23	12,951
5,000	5.875%, 07/15/22	5,300
61,000	6.750%, 06/01/21	67,710
5,000	7.875%, 09/01/19	5,806
3,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	3,195
5,000	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	5,225
5,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	5,200
4,000	Dycom Investments, Inc., 7.125%, 01/15/21	4,200
	Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
10,000	6.750%, 11/01/19 (e)	10,350
10,000	7.375%, 11/01/22 (e)	10,575
5,000	7.625%, 11/01/24 (e)	5,300
9,000	Dynegy, Inc., 5.875%, 06/01/23	8,820
10,000	E*TRADE Financial Corp., 6.375%, 11/15/19	10,662
20,000	Eagle Spinco, Inc., 4.625%, 02/15/21	19,400
82,000	Embarq Corp., 7.995%, 06/01/36	91,020
10,000	Endo Finance LLC & Endo Finco, Inc., 7.000%, 07/15/19 (e)	10,525
	Energy Transfer Equity LP,
52,000	5.875%, 01/15/24	54,600
60,000	7.500%, 10/15/20	69,000
	Energy XXI Gulf Coast, Inc.,
7,000	6.875%, 03/15/24 (e)	5,530
8,000	7.500%, 12/15/21	6,640

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,000	Entegris, Inc., 6.000%, 04/01/22 (e)	2,035
6,000	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	6,075
	EP Energy LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19	4,160
2,000	7.750%, 09/01/22	2,110
13,000	9.375%, 05/01/20	14,202
30,000	Equinix, Inc., 7.000%, 07/15/21	32,700
	EXCO Resources, Inc.,
5,000	7.500%, 09/15/18	4,412
5,000	8.500%, 04/15/22	4,350
8,000	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	7,680
15,000	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	15,900
	First Data Corp.,
13,000	6.750%, 11/01/20 (e)	13,910
14,000	7.375%, 06/15/19 (e)	14,840
20,000	8.250%, 01/15/21 (e)	21,700
4,000	10.625%, 06/15/21	4,610
27,000	11.750%, 08/15/21	31,658
25,000	12.625%, 01/15/21	30,187
7,000	PIK, 8.750%, 01/15/22 (e) (v)	7,647
	Freescale Semiconductor, Inc.,
5,000	5.000%, 05/15/21 (e)	4,925
22,000	6.000%, 01/15/22 (e)	22,550
	Fresenius Medical Care U.S. Finance II, Inc.,
5,000	4.125%, 10/15/20 (e)	5,015
5,000	4.750%, 10/15/24 (e)	5,016
10,000	5.875%, 01/31/22 (e)	10,900
	Fresenius Medical Care U.S. Finance, Inc.,
5,000	5.750%, 02/15/21 (e)	5,369
25,000	6.500%, 09/15/18 (e)	27,687
	Frontier Communications Corp.,
2,000	6.250%, 09/15/21	2,066
12,000	6.875%, 01/15/25	12,150
5,000	8.500%, 04/15/20	5,763
32,000	9.250%, 07/01/21	38,160
15,000	FTI Consulting, Inc., 6.750%, 10/01/20	15,825
	Gannett Co., Inc.,
5,000	4.875%, 09/15/21 (e)	5,037
25,000	5.500%, 09/15/24 (e)	25,813
20,000	6.375%, 10/15/23	21,500
25,000	General Motors Co., 3.500%, 10/02/18	25,750
7,000	Genesis Energy LP, 5.625%, 06/15/24	6,834

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Genesis Energy LP/Genesis Energy Finance Corp.,
50,000	5.750%, 02/15/21	50,250
16,000	7.875%, 12/15/18	16,680
	GenOn Energy, Inc.,
40,000	7.875%, 06/15/17	40,500
3,000	9.875%, 10/15/20	3,112
3,000	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22 (e)	2,970
20,000	Goodman Networks, Inc., 12.125%, 07/01/18	21,400
10,000	Graphic Packaging International, Inc., 7.875%, 10/01/18	10,420
30,000	Gray Television, Inc., 7.500%, 10/01/20	31,387
25,000	Greif, Inc., 6.750%, 02/01/17	27,125
6,000	Griffon Corp., 5.250%, 03/01/22	5,775
4,000	Guitar Center, Inc., 6.500%, 04/15/19 (e)	3,647
10,000	H&E Equipment Services, Inc., 7.000%, 09/01/22	10,675
	Halcon Resources Corp.,
10,000	8.875%, 05/15/21	8,200
23,000	9.250%, 02/15/22	18,687
2,000	9.750%, 07/15/20	1,669
5,000	Halyard Health, Inc., 6.250%, 10/15/22 (e)	5,112
19,000	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	19,190
	Harland Clarke Holdings Corp.,
5,000	9.250%, 03/01/21 (e)	5,063
15,000	9.750%, 08/01/18 (e)	16,087
5,000	HCA Holdings, Inc., 6.250%, 02/15/21	5,381
	HCA, Inc.,
4,000	3.750%, 03/15/19	4,010
10,000	4.250%, 10/15/19	10,162
5,000	4.750%, 05/01/23	5,081
6,000	5.000%, 03/15/24	6,188
10,000	5.250%, 04/15/25	10,363
10,000	5.875%, 03/15/22	10,975
5,000	5.875%, 05/01/23	5,375
50,000	6.500%, 02/15/20	55,813
12,000	7.500%, 02/15/22	13,935
5,000	8.000%, 10/01/18	5,737
	HD Supply, Inc.,
18,000	7.500%, 07/15/20	19,170
7,000	8.125%, 04/15/19	7,560
4,000	Headwaters, Inc., 7.250%, 01/15/19	4,100
2,000	HealthSouth Corp., 5.750%, 11/01/24	2,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
25,000	Hecla Mining Co., 6.875%, 05/01/21	23,750
20,000	Hertz Corp. (The), 7.375%, 01/15/21	21,150
	Hiland Partners LP/Hiland Partners Finance Corp.,
28,000	5.500%, 05/15/22 (e)	27,580
24,000	7.250%, 10/01/20 (e)	25,380
	Hilcorp Energy I LP/Hilcorp Finance Co.,
14,000	5.000%, 12/01/24 (e)	13,440
50,000	7.625%, 04/15/21 (e)	52,750
20,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	21,075
20,000	HJ Heinz Co., 4.250%, 10/15/20	20,196
25,000	Hologic, Inc., 6.250%, 08/01/20	26,281
20,000	Huntsman International LLC, 4.875%, 11/15/20	20,150
20,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	21,100
40,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 02/01/22	41,100
2,000	iGATE Corp., 4.750%, 04/15/19	1,995
	iHeartCommunications, Inc.,
80,000	9.000%, 12/15/19	80,850
5,000	9.000%, 03/01/21	5,000
5,000	IHS, Inc., 5.000%, 11/01/22 (e)	5,075
8,000	Infor Software Parent LLC/Infor Software Parent, Inc., PIK, 7.125%, 05/01/21 (e) (v)	8,100
20,000	Ingles Markets, Inc., 5.750%, 06/15/23	20,400
	International Lease Finance Corp.,
25,000	4.625%, 04/15/21	25,313
86,000	8.250%, 12/15/20	103,200
10,000	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	10,638
4,000	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	4,150
7,000	Iron Mountain, Inc., 5.750%, 08/15/24	7,140
20,000	Isle of Capri Casinos, Inc., 8.875%, 06/15/20	21,400
	JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.,
11,000	5.875%, 07/15/24 (e)	11,055
40,000	7.250%, 06/01/21 (e)	42,600
50,000	8.250%, 02/01/20 (e)	53,500
2,000	JC Penney Corp., Inc., 8.125%, 10/01/19	1,920
5,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22 (e)	4,775
15,000	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	15,113

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	K. Hovnanian Enterprises, Inc.,
2,000	7.000%, 01/15/19 (e)	1,950
2,000	7.250%, 10/15/20 (e)	2,105
15,000	9.125%, 11/15/20 (e)	16,275
10,000	11.875%, 10/15/15	10,763
14,000	Kennedy-Wilson, Inc., 5.875%, 04/01/24	14,265
10,000	Key Energy Services, Inc., 6.750%, 03/01/21	8,900
10,000	L Brands, Inc., 5.625%, 02/15/22	10,725
30,000	Lamar Media Corp., 5.875%, 02/01/22	31,650
22,000	Lear Corp., 8.125%, 03/15/20	23,238
	Lennar Corp.,
7,000	4.500%, 06/15/19	7,127
10,000	6.950%, 06/01/18	11,125
5,000	Series B, 12.250%, 06/01/17	6,125
46,000	Level 3 Communications, Inc., 11.875%, 02/01/19	49,565
46,000	Level 3 Escrow II, Inc., 5.375%, 08/15/22 (e)	46,805
	Level 3 Financing, Inc.,
29,000	6.125%, 01/15/21 (e)	30,414
11,000	7.000%, 06/01/20	11,742
35,000	8.125%, 07/01/19	37,450
5,000	VAR, 3.823%, 01/15/18 (e)	5,013
26,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	30,420
9,000	LifePoint Hospitals, Inc., Co Guar, 5.500%, 12/01/21	9,428
7,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 09/15/21	6,405
10,000	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	10,025
6,000	M/I Homes, Inc., 8.625%, 11/15/18	6,263
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
18,000	4.500%, 07/15/23	18,450
12,000	6.500%, 08/15/21	12,840
15,000	6.750%, 11/01/20	15,900
48,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	48,960
4,000	Masco Corp., 5.950%, 03/15/22	4,400
15,000	MasTec, Inc., 4.875%, 03/15/23	14,325
5,000	Media General Financing Sub, Inc., 5.875%, 11/15/22	5,038
13,000	Memorial Resource Development Corp., 5.875%, 07/01/22 (e)	12,675
17,000	Meritage Homes Corp., 7.000%, 04/01/22	18,445

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	MGM Resorts International,
50,000	7.750%, 03/15/22	57,625
2,000	8.625%, 02/01/19	2,315
45,000	11.375%, 03/01/18	54,900
	Micron Technology, Inc.,
8,000	5.500%, 02/01/25 (e)	8,100
17,000	5.875%, 02/15/22 (e)	17,850
10,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	10,400
	Momentive Performance Materials, Inc.,
10,000	3.880%, 10/24/21	8,650
10,000	8.875%, 10/15/20 (d)	—
3,000	MPG Holdco I, Inc., 7.375%, 10/15/22 (e)	3,150
30,000	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	31,388
20,000	MTR Gaming Group, Inc., 11.500%, 08/01/19	21,950
4,000	Murphy Oil U.S.A., Inc., 6.000%, 08/15/23	4,190
2,000	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2,020
13,000	National Financial Partners Corp., 9.000%, 07/15/21 (e)	13,813
18,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 06/01/22	16,740
10,000	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	10,175
	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.,
5,000	7.375%, 01/15/22 (e)	5,025
5,000	8.125%, 02/15/19	4,838
10,000	NCR Corp., 6.375%, 12/15/23	10,550
15,000	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	16,000
10,000	Netflix, Inc., 5.750%, 03/01/24 (e)	10,475
15,000	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.625%, 03/15/20 (e)	15,675
	New Albertsons, Inc.,
2,000	6.625%, 06/01/28	1,670
2,000	8.000%, 05/01/31	1,915
1,000	8.700%, 05/01/30	985
	Newfield Exploration Co.,
50,000	5.625%, 07/01/24	53,750
10,000	5.750%, 01/30/22	10,825
25,000	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	25,938

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
2,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19 (e)	2,013
4,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	4,060
30,000	NII Capital Corp., 7.625%, 04/01/21 (d)	6,000
	NRG Energy, Inc.,
10,000	6.250%, 05/01/24 (e)	10,325
11,000	6.625%, 03/15/23	11,605
13,000	7.875%, 05/15/21	14,105
30,000	8.250%, 09/01/20	32,438
5,000	Oasis Petroleum, Inc., 6.875%, 03/15/22	5,200
20,000	Olin Corp., 5.500%, 08/15/22	20,650
30,000	Omnicare, Inc., 7.750%, 06/01/20	31,950
4,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	4,250
15,000	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	15,938
	Parker Drilling Co.,
6,000	6.750%, 07/15/22	5,460
6,000	7.500%, 08/01/20	5,790
22,000	Peabody Energy Corp., 6.250%, 11/15/21	20,831
5,000	PHI, Inc., 5.250%, 03/15/19	4,939
3,000	Pilgrim’s Pride Corp., 7.875%, 12/15/18	3,128
	Pinnacle Entertainment, Inc.,
7,000	6.375%, 08/01/21	7,490
10,000	8.750%, 05/15/20	10,625
13,000	Pioneer Energy Services Corp., 6.125%, 03/15/22 (e)	12,090
	PolyOne Corp.,
10,000	5.250%, 03/15/23	10,025
25,000	7.375%, 09/15/20	26,500
20,000	Post Holdings, Inc., 6.750%, 12/01/21 (e)	19,975
5,000	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	4,838
15,000	PVH Corp., 4.500%, 12/15/22	14,888
	QEP Resources, Inc.,
65,000	5.375%, 10/01/22	64,025
10,000	6.875%, 03/01/21	10,750
10,000	Quad/Graphics, Inc., 7.000%, 05/01/22 (e)	9,600
	Qwest Capital Funding, Inc.,
7,000	6.875%, 07/15/28	7,070
21,000	7.750%, 02/15/31	21,420
16,000	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	17,840
15,000	Radio One, Inc., 9.250%, 02/15/20 (e)	14,888
12,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	12,360

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Range Resources Corp.,
20,000	5.000%, 03/15/23	20,900
10,000	6.750%, 08/01/20	10,575
3,000	Rayonier AM Products, Inc., 5.500%, 06/01/24 (e)	2,835
15,000	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	15,713
10,000	Regal Entertainment Group, 5.750%, 03/15/22	9,775
	Regency Energy Partners LP/Regency Energy Finance Corp.,
25,000	5.000%, 10/01/22	25,500
20,000	5.500%, 04/15/23	20,700
9,000	5.875%, 03/01/22	9,585
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	7.875%, 08/15/19	107,125
100,000	8.250%, 02/15/21	107,500
	Rite Aid Corp.,
5,000	6.750%, 06/15/21	5,338
10,000	9.250%, 03/15/20	11,048
5,000	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	4,975
3,000	Rose Rock Midstream LP/Rose Rock Finance Corp, 5.625%, 07/15/22	2,993
	Rosetta Resources, Inc.,
50,000	5.625%, 05/01/21	48,500
8,000	5.875%, 06/01/22	7,680
3,000	RSP Permian, Inc., 6.625%, 10/01/22 (e)	2,992
100,000	Sabine Pass Liquefaction LLC, 5.750%, 05/15/24 (e)	103,375
5,000	Salix Pharmaceuticals Ltd., 6.000%, 01/15/21 (e)	5,413
25,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	26,625
10,000	Samson Investment Co., 9.750%, 02/15/20	7,400
5,000	Sanmina Corp., 4.375%, 06/01/19 (e)	5,006
8,000	SBA Communications Corp., 4.875%, 07/15/22 (e)	7,879
16,000	SemGroup Corp., 7.500%, 06/15/21	16,840
25,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	24,625
10,000	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	10,450
	Service Corp. International,
20,000	7.000%, 06/15/17	21,850
10,000	8.000%, 11/15/21	11,750

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
25,000	SESI LLC, 7.125%, 12/15/21	27,000
3,000	Seventy Seven Energy, Inc., 6.500%, 07/15/22 (e)	2,820
10,000	Seventy Seven Operating LLC, 6.625%, 11/15/19	9,900
15,000	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	16,688
5,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	4,850
	Sinclair Television Group, Inc.,
10,000	5.375%, 04/01/21	10,025
30,000	5.625%, 08/01/24 (e)	29,625
5,000	6.125%, 10/01/22	5,175
5,000	6.375%, 11/01/21	5,213
	Sirius XM Radio, Inc.,
21,000	4.250%, 05/15/20 (e)	20,882
4,000	4.625%, 05/15/23 (e)	3,860
4,000	5.750%, 08/01/21 (e)	4,150
33,000	6.000%, 07/15/24 (e)	34,402
7,000	SITEL LLC/Sitel Finance Corp., 11.500%, 04/01/18	6,143
20,000	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	20,100
	SM Energy Co.,
8,000	5.000%, 01/15/24	7,480
40,000	6.625%, 02/15/19	41,400
	Smithfield Foods, Inc.,
10,000	5.250%, 08/01/18 (e)	10,300
50,000	5.875%, 08/01/21 (e)	53,000
25,000	6.625%, 08/15/22	27,250
7,000	7.750%, 07/01/17	7,805
4,000	Southern Star Central Corp., 5.125%, 07/15/22 (e)	4,060
	Spectrum Brands, Inc.,
15,000	6.625%, 11/15/22	16,088
15,000	6.750%, 03/15/20	15,862
	Sprint Capital Corp.,
77,000	6.900%, 05/01/19	81,620
28,000	8.750%, 03/15/32	31,290
40,000	Sprint Communications, Inc., 7.000%, 03/01/20 (e)	44,620
	Sprint Corp.,
36,000	7.125%, 06/15/24 (e)	36,990
4,000	7.250%, 09/15/21 (e)	4,230
20,000	7.875%, 09/15/23 (e)	21,650

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10,000	Station Casinos LLC, 7.500%, 03/01/21	10,450
40,000	Steel Dynamics, Inc., 5.250%, 04/15/23	42,000
41,000	Stone Energy Corp., 7.500%, 11/15/22	38,233
10,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	9,925
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5,000	5.500%, 08/15/22	5,000
11,000	7.500%, 07/01/21	11,935
18,000	Swift Energy Co., 7.875%, 03/01/22	16,245
17,000	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	17,128
25,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 02/01/21	26,875
4,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	4,290
	Teleflex, Inc.,
10,000	5.250%, 06/15/24 (e)	10,150
35,000	6.875%, 06/01/19	37,538
	Tenet Healthcare Corp.,
15,000	4.375%, 10/01/21	14,906
3,000	4.500%, 04/01/21	3,008
5,000	4.750%, 06/01/20	5,112
6,000	5.000%, 03/01/19 (e)	6,008
15,000	5.500%, 03/01/19 (e)	15,338
4,000	6.000%, 10/01/20	4,300
5,000	6.250%, 11/01/18	5,431
20,000	6.750%, 02/01/20	21,150
23,000	8.000%, 08/01/20	24,495
25,000	8.125%, 04/01/22	28,656
2,000	Tesoro Corp., 5.125%, 04/01/24	2,005
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
6,000	5.500%, 10/15/19 (e)	6,165
10,000	5.875%, 10/01/20	10,225
25,000	6.125%, 10/15/21	25,688
6,000	6.250%, 10/15/22 (e)	6,210
	T-Mobile U.S.A., Inc.,
3,000	5.250%, 09/01/18	3,112
6,000	6.000%, 03/01/23	6,180
10,000	6.125%, 01/15/22	10,363
10,000	6.250%, 04/01/21	10,438
6,000	6.375%, 03/01/25	6,165
2,000	6.464%, 04/28/19	2,085
24,000	6.500%, 01/15/24	25,140
14,000	6.625%, 11/15/20	14,752

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
24,000	6.625%, 04/01/23	25,320
10,000	6.633%, 04/28/21	10,537
7,000	6.731%, 04/28/22	7,403
22,000	6.836%, 04/28/23	23,265
2,000	Toll Brothers Finance Corp., 6.750%, 11/01/19	2,251
15,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	15,413
10,000	Tutor Perini Corp., 7.625%, 11/01/18	10,350
27,000	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	27,473
10,000	U.S. Concrete, Inc., 8.500%, 12/01/18	10,700
12,000	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	12,180
20,000	Unit Corp., 6.625%, 05/15/21	19,950
	United Rentals North America, Inc.,
45,000	5.750%, 11/15/24	47,194
48,000	6.125%, 06/15/23	51,660
20,000	United Surgical Partners International, Inc., 9.000%, 04/01/20	21,600
	Universal Health Services, Inc.,
2,000	3.750%, 08/01/19 (e)	2,015
2,000	4.750%, 08/01/22 (e)	2,036
	Univision Communications, Inc.,
93,000	6.750%, 09/15/22 (e)	103,230
5,000	8.500%, 05/15/21 (e)	5,413
65,000	USG Corp., 6.300%, 11/15/16	68,575
10,000	USI, Inc., 7.750%, 01/15/21 (e)	10,125
6,000	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	5,925
6,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	6,360
30,000	Vulcan Materials Co., 7.500%, 06/15/21	34,950
10,000	VWR Funding, Inc., 7.250%, 09/15/17	10,500
19,000	W&T Offshore, Inc., 8.500%, 06/15/19	18,525
	W.R. Grace & Co.-Conn,
5,000	5.125%, 10/01/21 (e)	5,209
2,000	5.625%, 10/01/24 (e)	2,108
7,000	WCI Communities, Inc., 6.875%, 08/15/21	7,070
8,000	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	8,300
12,000	West Corp., 5.375%, 07/15/22 (e)	11,640
2,000	WhiteWave Foods Co. (The), 5.375%, 10/01/22	2,105
10,000	Whiting Petroleum Corp., 5.000%, 03/15/19	10,350
	Windstream Corp.,
10,000	7.750%, 10/15/20	10,650
30,000	7.875%, 11/01/17	33,396

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10,000	WMG Acquisition Corp., 6.750%, 04/15/22 (e)	9,850
	WPX Energy, Inc.,
10,000	5.250%, 01/15/17	10,450
8,000	5.250%, 09/15/24	7,800
65,000	6.000%, 01/15/22	68,088
40,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	42,100
3,000	XPO Logistics, Inc., 7.875%, 09/01/19 (e)	3,143
	Zayo Group LLC/Zayo Capital, Inc.,
25,000	8.125%, 01/01/20	26,688
5,000	10.125%, 07/01/20	5,550
6,000	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	6,315

		8,918,202

	Total Corporate Bonds (Cost $9,851,157)	9,966,948

Foreign Government Securities — 13.8%
	Finland — 1.5%
EUR 892,000	Republic of Finland, Reg. S, 2.750%, 07/04/28 (e) (m)	1,307,354

	Germany — 10.9%
	Bundesrepublik Deutschland,
EUR 1,254,000	2.250%, 09/04/21 (m)	1,771,150
EUR 3,575,000	3.500%, 07/04/19 (m)	5,193,766
EUR 530,000	Bundesschatzanweisungen, 0.000%, 06/12/15 (m)	664,389
	Federal Republic of Germany,
EUR 505,000	Zero Coupon, 02/25/15 (m)	632,923
EUR 505,000	Zero Coupon, 03/25/15 (m)	632,993
EUR 505,000	Zero Coupon, 04/29/15 (m)	633,024

		9,528,245

	Italy — 1.4%
EUR 762,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/22 (m)	1,195,974

	Total Foreign Government Securities (Cost $12,547,644)	12,031,573

SHARES
Investment Companies — 4.6%
344,080	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	2,914,357
122,163	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (b)	1,144,664

	Total Investment Companies (Cost $4,190,714)	4,059,021

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — 0.2%
	Singapore — 0.0% (g)
3,990	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	3,976

	United States — 0.2%
4,962	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	4,987
5,578	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	5,484
5,940	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20	5,945
4,088	Drillships Ocean Ventures, Inc., 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	3,916
59,843	Energy Future Holdings Corp., 1st Lien Term Loan, VAR, 4.250%, 06/19/16 ^	59,694
48,900	FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	48,594
5,000	Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20	4,803
6,505	Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	6,294
30,420	Pinnacle Foods Finance LLC, Tranche G Term Loan, VAR, 3.250%, 04/29/20	29,823
5,000	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5,025
4,599	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	4,552
7,756	Syniverse Holdings, Inc., Term Loan 2019, VAR, 4.000%, 04/23/19	7,606

		186,723

	Total Loan Assignments (Cost $191,634)	190,699

NUMBER OF CONTRACTS
Option Purchased — 0.2%
	Call Option Purchased — 0.2%
32	S&P 500 Index, Expiring 06/19/15 @ 2,050 USD, European Style	220,800

	Total Options Purchased (Cost $186,656)	220,800

PRINCIPAL AMOUNT
Preferred Securities — 0.1% (x)
	United States — 0.1%
30,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18	32,288
15,000	Citigroup, Inc., VAR, 5.950%, 01/30/23	14,906

	Total Preferred Securities (Cost $40,905)	47,194

SHARES	SECURITY DESCRIPTION	VALUE

Preferred Stocks — 0.5%
	Brazil — 0.1%
5,790	Itau Unibanco Holding S.A.	85,872
8,960	Marcopolo S.A.	15,332

		101,204

	Cayman Islands — 0.0% (g)
10	XLIT Ltd., Series D, VAR, 3.351%, 12/01/14 (a) @	8,362

	Germany — 0.3%
1,899	Henkel AG & Co. KGaA	187,940
474	Volkswagen AG	101,366

		289,306

	United States — 0.1%
15	Ally Financial, Inc., Series G, 7.000%, 12/03/14 (a) (e) @	15,098
625	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 (a)	16,706

		31,804

	Total Preferred Stocks (Cost $455,511)	430,676

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 6.4%
3,750,000	U.S. Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	4,220,016
1,350,000	U.S. Treasury Note, 0.250%, 01/31/15 (k)	1,350,528

	Total U.S. Treasury Obligations (Cost $5,574,342)	5,570,544

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
7,805	Banco Santander S.A., expiring 11/03/14 (a) (Cost $—)	1,486

SHARES
Short-Term Investment — 5.8%
	Investment Company — 5.8%
5,105,868	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $5,105,868)	5,105,868

	Total Investments — 97.7% (Cost $84,915,735)	85,455,032
	Other Assets in Excess of Liabilities — 2.3% (c)	1,993,086

	NET ASSETS — 100.0%	$87,448,118

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	14.1%
Asset-Backed Securities	6.9
Non-Agency CMO	6.8
Banks	5.5
U.S. Treasury Bonds	4.9
Mutual Funds	4.7
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	2.9
Insurance	2.4
Media	1.9
Diversified Telecommunication Services	1.6
U.S. Treasury Note	1.6
Automobiles	1.5
Food & Staples Retailing	1.3

INDUSTRY	PERCENTAGE
Metals & Mining	1.3%
Food Products	1.3
Chemicals	1.3
Internet Software & Services	1.2
Specialty Retail	1.2
Health Care Providers & Services	1.2
IT Services	1.1
Capital Markets	1.1
Hotels, Restaurants & Leisure	1.1
Wireless Telecommunication Services	1.1
Semiconductors & Semiconductor Equipment	1.1
Biotechnology	1.0
Others (each less than 1.0%)	19.5
Short-Term Investments	6.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
34	TOPIX Index	12/11/14	4,047,006	134,009
2	Australian Government 10 Year Bond	12/15/14	216,112	4,933
69	10 Year U.S. Treasury Note	12/19/14	8,718,797	66,780
38	Dow Jones Euro STOXX 50 Index	12/19/14	1,476,687	(37,811)
17	E-mini Russell 2000	12/19/14	1,990,700	20,116
147	E-mini S&P 500	12/19/14	14,783,790	253,873
1	FTSE 100 Index	12/19/14	104,068	(2,750)
16	Ultra Long Term U.S. Treasury Bond	12/19/14	2,509,000	85,972
5	Long Gilt	12/29/14	920,627	8,243

	Short Futures Outstanding
(4)	Euro-Bobl	12/08/14	(641,863)	(3,053)
(6)	10 Year Canadian Government Bond	12/18/14	(729,497)	(1,653)
(44)	FTSE 100 Index	12/19/14	(4,579,013)	105,267
(27)	Ultra Long Term U.S. Treasury Bond	12/19/14	(4,233,938)	(13,555)
(122)	5 Year U.S. Treasury Note	12/31/14	(14,570,422)	(99,750)

				520,621

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
32,559	EUR	Commonwealth Bank of Australia	12/22/14	41,684	40,815	(869)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
24,600	AUD	Goldman Sachs International	12/22/14	21,700	21,575	125
8,546,559	EUR	Citibank, N.A.	12/22/14	10,983,260	10,713,504	269,756
1,096,433	EUR	Credit Suisse International	12/22/14	1,412,751	1,374,430	38,321
52,261	EUR	Goldman Sachs International	12/22/14	65,980	65,511	469
				12,483,691	12,175,020	308,671

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2014. The rate may be subject to a cap and floor.

NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2014.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2014.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(u)	— Security represents the underlying bond on an inverse floating rate security.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of October 31, 2014.

^	— All or a portion of the security is unsettled as of October 31, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is $18,384,230 and 21.5%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$76,290,143
Investments in affiliates, at value	9,164,889

Total investment securities, at value	85,455,032
Cash	4,380,016
Foreign currency, at value	93,796
Deposits at broker for futures contracts	164,000
Receivables:
Investment securities sold	44,065
Fund shares sold	737,781
Interest and dividends from non-affiliates	345,531
Dividends from affiliates	22,671
Tax reclaims	14,751
Variation margin on futures contracts	533,100
Unrealized appreciation on forward foreign currency exchange contracts	308,671

Total Assets	92,099,414

LIABILITIES:
Payables:
Investment securities purchased	4,424,474
Fund shares redeemed	13,118
Unrealized depreciation on forward foreign currency exchange contracts	869
Accrued liabilities:
Investment advisory fees	6,830
Administration fees	5,725
Distribution fees	13,796
Custodian and accounting fees	98,407
Trustees’ and Chief Compliance Officer’s fees	45
Other	88,032

Total Liabilities	4,651,296

Net Assets	$87,448,118

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Global Allocation Fund
NET ASSETS :
Paid-in-Capital	$82,416,143
Accumulated undistributed (distributions in excess of) net investment income	1,180,770
Accumulated net realized gains (losses)	2,496,914
Net unrealized appreciation (depreciation)	1,354,291

Total Net Assets	$87,448,118

Net Assets:
Class A	$28,114,440
Class C	14,308,088
Class R2	61,846
Select Class	44,963,744

Total	$87,448,118

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,638,957
Class C	839,660
Class R2	3,610
Select Class	2,615,534

Net Asset Value (a):
Class A — Redemption price per share	$17.15
Class C — Offering price per share (b)	17.04
Class R2 — Offering and redemption price per share	17.13
Select Class — Offering and redemption price per share	17.19
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.96

Cost of investments in non-affiliates	$75,619,153
Cost of investments in affiliates	9,296,582
Cost of foreign currency	93,974

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$792,092
Interest income from affiliates	128
Dividend income from non-affiliates	608,108
Dividend income from affiliates	94,246
Foreign taxes withheld	(38,864)

Total investment income	1,455,710

EXPENSES:
Investment advisory fees	339,901
Administration fees	46,914
Distribution fees:
Class A	39,126
Class C	41,399
Class R2	300
Shareholder servicing fees:
Class A	39,126
Class C	13,800
Class R2	150
Select Class	88,549
Custodian and accounting fees	131,194
Professional fees	78,977
Trustees’ and Chief Compliance Officer’s fees	492
Printing and mailing costs	23,303
Registration and filing fees	69,558
Transfer agent fees	25,287
Other	7,850

Total expenses	945,926

Less amounts waived	(415,880)
Less expense reimbursements	(8,376)

Net expenses	521,670

Net investment income (loss)	934,040

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,487,161
Investment in affiliates	556,938
Futures	832,361
Foreign currency transactions	743,487

Net realized gains (losses)	3,619,947

Distributions of capital gains received from investment company affiliates	2,292

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,110,071)
Investments in affiliates	(137,927)
Futures	438,164
Foreign currency translations	300,453
Unfunded commitments	(34)

Change in net unrealized appreciation/depreciation	(509,415)

Net realized/unrealized gains (losses)	3,112,824

Change in net assets resulting from operations	$4,046,864

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$934,040	$467,193
Net realized gain (loss)	3,619,947	1,923,506
Distributions of capital gains received from investment company affiliates	2,292	—
Change in net unrealized appreciation/depreciation	(509,415)	1,095,801

Change in net assets resulting from operations	4,046,864	3,486,500

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(143,922)	(3,910)
From net realized gains	(77,748)	—
Class C
From net investment income	(29,880)	(1,471)
From net realized gains	(17,558)	—
Class R2
From net investment income	(431)	(1,254)
From net realized gains	(1,280)	—
Select Class
From net investment income	(370,701)	(601,107)
From net realized gains	(662,250)	—

Total distributions to shareholders	(1,303,770)	(607,742)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	54,377,993	7,443,386

NET ASSETS:
Change in net assets	57,121,087	10,322,144
Beginning of year	30,327,031	20,004,887

End of year	$87,448,118	$30,327,031

Accumulated undistributed (distributed in excess of) net investment income	$1,180,770	$6,783

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Allocation Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,297,532	$2,187,186
Distributions reinvested	220,182	3,910
Cost of shares redeemed	(10,618,578)	(49,728)

Change in net assets resulting from Class A capital transactions	$24,899,136	$2,141,368

Class C
Proceeds from shares issued	$14,167,799	$313,942
Distributions reinvested	47,438	1,471
Cost of shares redeemed	(583,248)	(18)

Change in net assets resulting from Class C capital transactions	$13,631,989	$315,395

Class R2
Distributions reinvested	$1,711	$1,254

Change in net assets resulting from Class R2 capital transactions	$1,711	$1,254

Select Class
Proceeds from shares issued	$20,322,254	$4,392,861
Distributions reinvested	994,923	600,453
Cost of shares redeemed	(5,472,020)	(7,945)

Change in net assets resulting from Select Class capital transactions	$15,845,157	$4,985,369

Total change in net assets resulting from capital transactions	$54,377,993	$7,443,386

SHARE TRANSACTIONS:
Class A
Issued	2,115,282	136,494
Reinvested	13,123	250
Redeemed	(626,442)	(3,181)

Change in Class A Shares	1,501,963	133,563

Class C
Issued	848,421	19,668
Reinvested	2,838	97
Redeemed	(34,778)	(1)

Change in Class C Shares	816,481	19,764

Class R2
Reinvested	104	84

Change in Class R2 Shares	104	84

Select Class
Issued	1,204,926	272,575
Reinvested	60,214	39,600
Redeemed	(327,551)	(494)

Change in Select Class Shares	937,589	311,681

(a)	Amount rounds to less than 1 (share or dollar).

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Year Ended October 31, 2014	$16.45	$0.26	(h)	$0.97	$1.23	$(0.16)	$(0.37)	$(0.53)
Year Ended October 31, 2013	14.52	0.19	(h)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)	—	(0.37)
May 31, 2011(i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Year Ended October 31, 2014	16.39	0.16	(h)	0.98	1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)	—	(0.33)
May 31, 2011(i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)	—	(0.01)

Class R2
Year Ended October 31, 2014	16.44	0.22	(h)	0.96	1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)	—	(0.35)
May 31, 2011(i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2014	16.47	0.30	(h)	0.97	1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)	—	(0.41)
May 31, 2011(i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$17.15	7.58%	$28,114,440	1.03%		1.56%		1.74%		87%
16.45	16.36	2,253,237	1.05		1.18		3.30		120
14.52	10.26	49,838	1.05		2.70		2.54		67
13.53	(9.63)	45,190	1.05	(j)	2.36	(j)	2.79	(j)	51

17.04	7.07	14,308,088	1.53		0.97		2.22		87
16.39	15.74	379,866	1.55		1.00		3.41		120
14.49	9.75	49,485	1.55		2.19		3.04		67
13.52	(9.83)	45,096	1.55	(j)	1.86	(j)	3.28	(j)	51

17.13	7.29	61,846	1.28		1.31		2.07		87
16.44	16.06	57,612	1.30		1.61		2.79		120
14.51	9.99	49,661	1.30		2.44		2.79		67
13.53	(9.71)	45,143	1.30	(j)	2.10	(j)	3.04	(j)	51

17.19	7.88	44,963,744	0.78		1.79		1.55		87
16.47	16.61	27,636,316	0.80		2.10		2.31		120
14.53	10.58	19,855,903	0.80		2.95		2.29		67
13.53	(9.56)	17,959,340	0.80	(j)	2.61	(j)	2.55	(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

Prior to May 31, 2013, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P.Morgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$5,933,582	$5,933,582
Collateralized Mortgage Obligations
Non-Agency CMO	—	5,812,199	—	5,812,199
Common Stocks
Australia	—	830,672	—	830,672
Belgium	—	119,318	—	119,318
Bermuda	83,805	—	—	83,805
Brazil	489,382	—	—	489,382
Canada	231,906	—	—	231,906
Chile	47,677	—	—	47,677
China	145,650	536,853	—	682,503
Denmark	—	423,312	—	423,312
Finland	—	139,780	—	139,780
France	—	1,791,665	—	1,791,665
Germany	—	1,246,686	—	1,246,686
Hong Kong	128,102	903,523	—	1,031,625
India	765,706	31,466	—	797,172
Indonesia	—	237,375	—	237,375
Ireland	64,038	90,849	—	154,887
Italy	—	391,704	—	391,704
Japan	—	3,168,292	—	3,168,292
Malaysia	56,365	—	—	56,365
Mexico	202,541	—	—	202,541
Netherlands	103,127	331,270	—	434,397
New Zealand	—	69,696	—	69,696
Norway	—	201,568	—	201,568
Panama	35,076	—	—	35,076
Peru	93,380	—	—	93,380
Portugal	—	91,644	—	91,644
Russia	51,623	316,496	—	368,119
Singapore	95,479	100,698	—	196,177
South Africa	—	793,320	—	793,320
South Korea	—	263,229	—	263,229
Spain	—	431,761	—	431,761
Sweden	—	339,675	—	339,675
Switzerland	30,590	1,232,108	—	1,262,698
Taiwan	232,311	172,391	—	404,702
Thailand	189,495	62,201	—	251,696
Turkey	—	149,993	—	149,993
United Kingdom	—	3,235,336	—	3,235,336
United States	15,335,308	—	—	15,335,308

Total Common Stocks	18,381,561	17,702,881	—	36,084,442

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Australia	$—	$36,188	$—	$36,188
Bahamas	—	12,600	—	12,600
Bermuda	—	25,805	—	25,805
Canada	—	390,851	—	390,851
Cayman Islands	—	14,858	—	14,858
France	—	5,850	—	5,850
Liberia	—	16,820	—	16,820
Luxembourg	—	401,811	—	401,811
Netherlands	—	23,771	—	23,771
Singapore	—	15,225	—	15,225
United Kingdom	—	104,967	—	104,967
United States	—	8,820,339	97,863	8,918,202

Total Corporate Bonds	—	9,869,085	97,863	9,966,948

Foreign Government Securities	—	12,031,573	—	12,031,573
Investment Companies
United States	4,059,021	—	—	4,059,021
Loan Assignments
Singapore	—	3,976	—	3,976
United States	—	186,723	—	186,723

Total Loan Assignments	—	190,699	—	190,699

Option Purchased
Call Option Purchased	220,800	—	—	220,800
Preferred Securities
United States	—	47,194	—	47,194
Preferred Stocks
Brazil	101,204	—	—	101,204
Cayman Islands	—	8,362	—	8,362
Germany	—	289,306	—	289,306
United States	16,706	15,098	—	31,804

Total Preferred Stocks	117,910	312,766	—	430,676

U.S. Treasury Obligation	—	5,570,544	—	5,570,544
Right
Spain	1,486	—	—	1,486
Short-Term Investment
Investment Company	5,105,868	—	—	5,105,868

Total Investments in Securities	$27,886,646	$51,536,941	$6,031,445	$85,455,032

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$308,671	$—	$308,671
Futures Contracts	679,193	—	—	679,193

Total Appreciation in Other Financial Instruments	$679,193	$308,671	$—	$987,864

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(869)	$—	$(869)
Futures Contracts	(158,572)	—	—	(158,572)

Total Depreciation in Other Financial Instruments	$(158,572)	$(869)	$—	$(159,441)

There were no transfers among any levels during the year ended October 31, 2014.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at 10/31/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$5,933,582	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.70%)
			Constant Default Rate	2.00% - 12.00% (6.52%)
			Yield (Discount Rate of Cash Flows)	1.63% - 8.78% (4.79%)

Asset-Backed Securities	5,933,582

Total	$5,933,582

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At October 31, 2014, the value of these investments was approximately $97,863. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

	Balance as of 10/31/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/14
Investments in Securities
Asset-Backed Securities — United States	$—	$5	$88,350	$9,287	$6,460,801	$(624,861)	$—	$—	$5,933,582
Common Stock — United States	13,950	(16,681)	21,787	—	—	(19,056)	—	—	—
Corporate Bonds — United States	60,723	—	189	(472)	50,731	(13,308)	—	—	97,863

Total	$74,673	$(16,676)	$110,326	$8,815	$6,511,532	$(657,225)	$—	$—	$6,031,445

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades) , respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $84,538. This amount is included in change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, the Fund had no investments in restricted or illiquid securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such

OCTOBER 31, 2014	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

Affiliate	Value at October 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at October 31, 2014	Value at October 31, 2014
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$—	$2,990,714	$—	$—	$40,714	344,080	$2,914,357
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	4,285,000	4,831,847	546,847	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	1,200,000	—	—	—	122,163	1,144,664
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	2,951,218	2,961,309	10,091	18,910	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	2,402,801	28,278	2,424,845	2,238	33,502	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,792,000	78,520,693	83,206,825	54	1,120	5,105,868	5,105,868

	$12,194,801	$89,975,903	$93,424,826	$559,230	$94,246		$9,164,889

D. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s right may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other person interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/(depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

At October 31, 2014, the Fund had no unfunded loan commitments.

F. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and

36	J.P. MORGAN FUNDS	OCTOBER 31, 2014

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014 the Fund did not receive or post collateral for forward foreign currency exchange contracts.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets —Unrealized Appreciation	$220,800	$513,265	$—	$734,065
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	165,928	—	165,928
Foreign exchange contracts	Receivables	—	—	308,671	308,671

Total		$220,800	$679,193	$308,671	$1,208,664

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(40,561)	$—	$(40,561)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(118,011)	—	(118,011)
Foreign exchange contracts	Payables	—	—	(869)	(869)

Total		$—	$(158,572)	$(869)	$(159,441)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Citibank, N.A.	$269,756		$—	$—	$269,756
Credit Suisse International	38,321		—	—	38,321
Goldman Sachs International	594		—	—	594
Exchange Traded Futures & Options Contracts (b)	899,993	(c)	—	—	899,993

	$1,208,664		$—	$—	$1,208,664

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Commonwealth Bank of Australia	$(869)		$—	$—	$(869)
Exchange Traded Futures & Options Contracts (b)	(158,572	)(c)	—	—	(158,572)

	$(159,441)		$—	$—	$(159,441)

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$679,734	$857,957	$—	$1,537,691
Foreign exchange contracts	—	—	737,789	737,789
Interest rate contracts	—	(25,596)	—	(25,596)

Total	$679,734	$832,361	$737,789	$2,249,884

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(88,438)	$345,874	$—	$257,436
Foreign exchange contracts	—	—	313,625	313,625
Interest rate contracts	—	92,290	—	92,290

Total	$(88,438)	$438,164	$313,625	$663,351

The Fund’s derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2014. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$10,103,749
Average Notional Balance Short	2,342,069
Ending Notional Balance Long	22,402,251
Ending Notional Balance Short	4,579,013
Interest Rate
Average Notional Balance Long	6,239,049
Average Notional Balance Short	10,022,173
Ending Notional Balance Long	12,364,536
Ending Notional Balance Short	20,175,720

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,303,670
Average Settlement Value Sold	10,078,907
Ending Settlement Value Purchased	41,684
Ending Settlement Value Sold	12,483,691

Exchange-Traded Options:
Average Number of Contracts Purchased	85
Ending Number of Contracts Purchased	32

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$784,881	$(784,881)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2014

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$31,953	$149

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$215,210	$46,713	$141,624	$403,547	$8,376

OCTOBER 31, 2014	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2014 was $12,333.

The Underlying Funds may impose a separate advisory and a shareholder servicing fee. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$97,471,439	$40,099,643	$745,872	$230,009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$85,126,248	$2,531,179	$2,202,395	$328,784

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$544,934	$758,836	$1,303,770

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$607,742	$—	$607,742

42	J.P. MORGAN FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,287,634	$1,376,775	$367,802

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts and straddle loss deferrals.

As of October 31, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets.

Additionally, the Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Additionally, as of October 31, 2014, the Adviser owns a significant portion of the outstanding shares of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2014, the Fund had the following country allocations representing greater than 10% of total investments.

Germany	United States
13.0%	54.0%

44	J.P. MORGAN FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Allocation Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN FUNDS	45

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

46	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,036.30	$5.29	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class C
Actual	1,000.00	1,033.60	7.84	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Class R2
Actual	1,000.00	1,034.90	6.57	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
Select Class
Actual	1,000.00	1,037.90	4.01	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s

50	J.P. MORGAN FUNDS	OCTOBER 31, 2014

responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

OCTOBER 31, 2014	J.P. MORGAN FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

OCTOBER 31, 2014	J.P. MORGAN FUNDS	53

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 5.54% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2014.

Long Term Capital Gain

The Fund distributed $758,836 or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had $544,934, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-GAL-1014

J.P. Morgan Specialty

Funds

Annual Report

October 31, 2014

JPMorgan Multi-Cap Long/Short Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s Letter

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of

1

Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Multi-Cap Long/Short Fund

Fund Commentary

Twelve Months Ended October 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-5.55%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%
S&P 500 Index	17.27%

Net Assets as of 10/31/2014	$4,352,301

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing growth in their respective economies. The Standard & Poor’s 500 Index posted a strong return, while the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index posted a narrow positive return for the twelve month period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2014. The Fund’s security selection in the health care and consumer discretionary sectors detracted from performance relative to the Benchmark, while security selection in the producer durables and materials & processing sectors contributed to relative performance.

Leading individual detractors from relative performance included the Fund’s short position in Agios

Pharmaceuticals Inc. and its long position in GameStop Corp. Shares of Agios, a U.S. biopharmaceuticals company, rose on positive regulatory developments for the company’s leukemia treatment as well as strong product volume growth trends. Shares of GameStop, a U.S. video game retailer, declined in early 2014 following weak earnings guidance near the end of 2013, and intensifying competition from Sony. The Fund sold its position in the company in the first quarter of 2014.

Leading individual contributors to relative performance included the long positions in Kirby Corp. and Adobe Systems Inc. Shares of Kirby, a U.S. tanker barge operator, rose on a string of better than expected revenue throughout 2014. Shares of Adobe, a U.S. software maker, strengthened on better-than-expected quarterly earnings and revenue amid strong subscriber growth in its cloud computing products.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up approach to security selection, researching individual companies across market capitalizations in an effort to construct a portfolio with long positions in stocks that they believed had strong fundamentals, and short positions in companies that they believed had challenging fundamentals. At the end of the reporting period, the Fund’s largest positions were in the health care and producer durables sectors, while its smallest positions were in the consumer staples and materials & processing sectors.

3

	TOP TEN LONG POSITIONS OF THE
	PORTFOLIO***
1.	Google, Inc., Class C	1.5%
2.	Unilife Corp.	1.5
3.	Adobe Systems, Inc.	1.1
4.	Acadia Healthcare Co., Inc.	1.1
5.	Valeant Pharmaceuticals International, Inc.	1.1
6.	Pall Corp.	0.9
7.	Acuity Brands, Inc.	0.9
8.	Illumina, Inc.	0.9
9.	Humana, Inc.	0.9
10.	Sherwin-Williams Co. (The)	0.9

	LONG PORTFOLIO COMPOSITION BY
	MARKET EXPOSURE***
	Health Care	11.7%
	Industrials	6.8
	Information Technology	5.1
	Financials	3.2
	Consumer Discretionary	2.4
	Energy	2.3
	Materials	1.6
	Short-Term Investment	66.9

	TOP TEN SHORT POSITIONS OF THE
	PORTFOLIO****
1.	Franklin Resources, Inc.	7.2%
2.	Community Health Systems, Inc..	5.8
3.	Agios Pharmaceuticals, Inc.	5.4
4.	International Business Machines Corp	5.1
5.	Genomic Health, Inc.	5.0
6.	Harsco Corp	4.8
7.	Affymetrix, Inc.	4.4
8.	Deere & Co	4.2
9.	ACI Worldwide, Inc.	4.2
10.	Alnylam Pharmaceuticals, Inc.	3.9

	SHORT PORTFOLIO COMPOSITION BY
	MARKET EXPOSURE****
	Health Care	44.2%
	Industrials	26.6
	Information Technology	12.2
	Financials	10.2
	Consumer Discretionary	3.4
	Energy	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4

JPMorgan Multi-Cap Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	November 30, 2010
Without Sales Charge		(5.84)%	1.93%	1.87%
With Sales Charge*		(10.79)	0.12	0.48

CLASS C SHARES	November 30, 2010
Without CDSC		(6.31)	1.42	1.36
With CDSC**		(7.31)	1.42	1.36
SELECT CLASS SHARES	November 30, 2010	(5.55)	2.21	2.13

*
Sales	Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from November 30, 2010 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 101.2% (j)

Common Stocks — 33.5%

	Consumer Discretionary — 2.5%

	Auto Components — 0.7%

546	BorgWarner, Inc.	31,133

	Automobiles — 0.5%

83	Tesla Motors, Inc. (a)	20,061

	Textiles, Apparel & Luxury Goods — 1.3%

384	Michael Kors Holdings Ltd., (Hong Kong) (a)	30,178

152	Ralph Lauren Corp.	25,056

		55,234

	Total Consumer Discretionary	106,428

	Energy — 2.4%

	Energy Equipment & Services — 0.4%

197	Dril-Quip, Inc. (a)	17,720

	Oil, Gas & Consumable Fuels — 2.0%

243	Concho Resources, Inc. (a)	26,494

314	Phillips 66	24,649

608	Plains All American Pipeline LP	34,261

		85,404

	Total Energy	103,124

	Financials — 3.2%

	Banks — 0.8%

288	Signature Bank (a)	34,885

	Capital Markets — 2.0%

161	Affiliated Managers Group, Inc. (a)	32,166

400	Lazard Ltd., (Bermuda), Class A	19,684

1,098	TD Ameritrade Holding Corp.	37,047

		88,897

	Real Estate Management & Development — 0.4%

538	CBRE Group, Inc., Class A (a)	17,216

	Total Financials	140,998

	Health Care — 11.8%

	Biotechnology — 0.3%

415	Aegerion Pharmaceuticals, Inc. (a)	8,379

840	Arrowhead Research Corp. (a)	5,477

		13,856

	Health Care Equipment & Supplies — 3.0%

2,371	Novadaq Technologies, Inc., (Canada) (a)	37,035

3,100	Syneron Medical Ltd., (Israel) (a)	29,016

17,606	Unilife Corp. (a)	64,614

		130,665

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.8%

804	Acadia Healthcare Co., Inc. (a)	49,888

1,090	Brookdale Senior Living, Inc. (a)	36,744

1,088	Envision Healthcare Holdings, Inc. (a)	38,026

283	Humana, Inc.	39,294

		163,952

	Health Care Technology — 0.9%

1,242	Veeva Systems, Inc., Class A (a)	36,987

	Life Sciences Tools & Services — 2.1%

891	Bruker Corp. (a)	18,470

1,153	Fluidigm Corp. (a)	33,437

207	Illumina, Inc. (a)	39,864

		91,771

	Pharmaceuticals — 1.7%

782	Nektar Therapeutics (a)	10,784

823	Revance Therapeutics, Inc. (a)	16,592

362	Valeant Pharmaceuticals International, Inc. (a)	48,160

		75,536

	Total Health Care	512,767

	Industrials — 6.9%

	Air Freight & Logistics — 0.8%

888	XPO Logistics, Inc. (a)	35,449

	Airlines — 0.5%

313	Spirit Airlines, Inc. (a)	22,884

	Building Products — 0.8%

744	Fortune Brands Home & Security, Inc.	32,178

	Electrical Equipment — 0.9%

291	Acuity Brands, Inc.	40,574

	Industrial Conglomerates — 0.8%

410	Carlisle Cos., Inc.	36,441

	Machinery — 1.8%

541	Flowserve Corp.	36,782

447	Pall Corp.	40,865

		77,647

	Marine — 0.8%

306	Kirby Corp. (a)	33,838

	Trading Companies & Distributors — 0.5%

773	HD Supply Holdings, Inc. (a)	22,293

	Total Industrials	301,304

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued

	Information Technology — 5.1%

	Internet Software & Services — 1.8%

315	Cornerstone OnDemand, Inc. (a)	11,425

118	Google, Inc., Class C (a)	65,971

		77,396

	IT Services — 0.8%

131	Alliance Data Systems Corp. (a)	37,119

	Semiconductors & Semiconductor Equipment — 0.5%

501	ARM Holdings plc, (United Kingdom), ADR	21,398

	Software — 2.0%

713	Adobe Systems, Inc. (a)	49,996

639	Autodesk, Inc. (a)	36,768

		86,764

	Total Information Technology	222,677

	Materials — 1.6%

	Chemicals — 1.6%

161	PPG Industries, Inc.	32,794

166	Sherwin-Williams Co. (The)	38,107

	Total Materials	70,901

	Total Common Stocks (Cost $1,170,550)	1,458,199

Short-Term Investment — 67.7%

	Investment Company — 67.7%

2,946,058	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $2,946,058)	2,946,058

	Total Investments — 101.2% (Cost $4,116,608)	4,404,257

	Liabilities in Excess of Other Assets — (1.2)%	(51,956)

	NET ASSETS — 100.0%	$4,352,301

Short Positions — 10.9%

Common Stocks — 10.9%

	Consumer Discretionary — 0.4%

	Hotels, Restaurants & Leisure — 0.4%

624	Pinnacle Entertainment, Inc. (a)	15,993

	Energy — 0.4%

	Energy Equipment & Services — 0.4%

223	National Oilwell Varco, Inc.	16,199

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 1.1%

	Capital Markets — 1.1%

614	Franklin Resources, Inc.	34,145

172	T. Rowe Price Group, Inc.	14,119

	Total Financials	48,264

	Health Care — 4.8%

	Biotechnology — 1.9%

302	Agios Pharmaceuticals, Inc. (a)	25,377

197	Alnylam Pharmaceuticals, Inc. (a)	18,269

318	Bluebird Bio, Inc. (a)	13,353

659	Genomic Health, Inc. (a)	23,948

		80,947

	Health Care Equipment & Supplies — 1.0%

453	ABIOMED, Inc. (a)	14,854

208	HeartWare International, Inc. (a)	16,041

235	St. Jude Medical, Inc.	15,080

		45,975

	Health Care Providers & Services — 0.6%

503	Community Health Systems, Inc. (a)	27,650

	Life Sciences Tools & Services — 1.3%

2,291	Affymetrix, Inc. (a)	20,642

862	Luminex Corp. (a)	16,378

766	QIAGEN N.V., (Netherlands) (a)	17,970

		54,990

	Total Health Care	209,562

	Industrials — 2.9%

	Building Products — 0.2%

462	Masco Corp.	10,196

	Commercial Services & Supplies — 0.3%

370	ADT Corp. (The)	13,261

	Machinery — 2.0%

233	Deere & Co.	19,931

1,047	Harsco Corp.	22,699

155	Joy Global, Inc.	8,158

380	Kennametal, Inc.	14,672

84	SPX Corp.	7,962

1,071	Titan International, Inc.	11,310

		84,732

	Trading Companies & Distributors — 0.4%

407	Fastenal Co.	17,924

	Total Industrials	126,113

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued

	Information Technology — 1.3%

	IT Services — 0.5%

148	International Business Machines Corp.	24,331

	Software — 0.8%

1,033	ACI Worldwide, Inc. (a)	19,875

357	Oracle Corp.	13,941

		33,816

	Total Information Technology	58,147

	Total Securities Sold Short (Proceeds $439,375)	$474,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(j)	—	All or a portion of these securities are segregated for short sales.

(l)	—	The rate shown is the current yield as of October 31, 2014.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Multi-Cap Long/Short Fund

ASSETS:
Investments in non-affiliates, at value	$1,458,199
Investments in affiliates, at value	2,946,058

Total investment securities, at value	4,404,257
Deposits at broker for securities sold short	470,685
Receivables:
Dividends from non-affiliates	695
Dividends from affiliates	53
Prepaid expenses	15,721

Total Assets	4,891,411

LIABILITIES:
Payables:
Securities sold short, at value	474,278
Dividend expense to non-affiliates on securities sold short	764
Accrued liabilities:
Investment advisory fees	2,851
Distribution fees	44
Custodian and accounting fees	16,533
Audit fees	41,421
Other	3,219

Total Liabilities	539,110

Net Assets	$4,352,301

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

Multi-Cap Long/Short Fund

NET ASSETS :
Paid-in-Capital	$4,012,954
Accumulated undistributed (distributions in excess of) net investment income	(71,186)
Accumulated net realized gains (losses)	157,787
Net unrealized appreciation (depreciation)	252,746

Total Net Assets	$4,352,301

Net Assets:
Class A	$53,785
Class C	52,741
Select Class	4,245,775

Total	$4,352,301

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,528
Class C	3,531
Select Class	275,666

Net Asset Value (a) :

Class A - Redemption price per share	$15.25
Class C - Offering price per share (b)	14.94
Select Class - Offering and redemption price per share	15.40
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$16.09

Cost of investments in non-affiliates	$1,170,550
Cost of investments in affiliates	2,946,058
Proceeds from securities sold short	439,375

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Multi-Cap
Long/Short
Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$16,186
Dividend income from affiliates	185

Total investment income	16,371

EXPENSES:
Investment advisory fees	67,638
Administration fees	3,739
Distribution fees:
Class A	140
Class C	411
Shareholder servicing fees:
Class A	140
Class C	137
Select Class	10,996
Custodian and accounting fees	24,612
Professional fees	58,819
Trustees’ and Chief Compliance Officer’s fees	46
Printing and mailing costs	5,584
Registration and filing fees	41,065
Transfer agent fees	4,860
Other	5,542
Dividend expense to non-affiliates on securities sold short	11,827
Interest expense to non-affiliates on securities sold short	9,907

Total expenses	245,463

Less amounts waived	(82,650)
Less expense reimbursements	(63,873)

Net expenses	98,940

Net investment income (loss)	(82,569)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	423,777
Securities sold short	(258,510)

Net realized gains (losses)	165,267

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(380,744)
Securities sold short	42,041

Change in net unrealized appreciation/depreciation	(338,703)

Net realized/unrealized gains (losses)	(173,436)

Change in net assets resulting from operations	(256,005)

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Multi-Cap Long/Short Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(82,569)	$(67,596)
Net realized gain (loss)	165,267	397,577
Change in net unrealized appreciation/depreciation	(338,703)	350,656

Change in net assets resulting from operations	(256,005)	680,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(3,129)	—
Class C
From net realized gains	(3,130)	—
Select Class
From net realized gains	(244,640)	—

Total distributions to shareholders	(250,899)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	250,899	—

NET ASSETS:
Change in net assets	(256,005)	680,637
Beginning of period	4,608,306	3,927,669

End of period	$4,352,301	$4,608,306

Accumulated undistributed (distributions in excess of) net investment income	$(71,186)	$(55,908)

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Multi-Cap Long/Short Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	3,129	—

Change in net assets resulting from Class A capital transactions	$3,129	$—

Class C
Distributions reinvested	3,130	—

Change in net assets resulting from Class C capital transactions	$3,130	$—

Select Class
Distributions reinvested	244,640	—

Change in net assets resulting from Select Class capital transactions	$244,640	$—

Total change in net assets resulting from capital transactions	$250,899	$—

SHARE TRANSACTIONS:
Class A
Reinvested	195	—

Change in Class A Shares	195	—

Class C
Reinvested	198	—

Change in Class C Shares	198	—

Select Class
Reinvested	15,093	—

Change in Select Class Shares	15,093	—

SEE NOTES TO FINANCIAL STATEMENTS.

15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)(d)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)(e)	Portfolio turnover rate (excluding short sales)(b)(f)	Portfolio turnover rate (including short sales) (b)(f)
Multi-Cap Long/Short Fund
Class A
Year Ended October 31, 2014	$17.13	$(0.33) (g)	$(0.61)	$(0.94)	$(0.94)	$15.25	(5.78)%	$53,785	2.43%	(2.07)%	5.68%	93%	181%
Year Ended October 31, 2013	14.63	(0.29) (g)	2.79	2.50	—	17.13	17.09	57,084	2.62	(1.84)	6.05	126	196
Year Ended October 31, 2012	15.23	(0.27) (g)	(0.33)	(0.60)	—	14.63	(3.94)	48,768	2.52	(1.82)	6.11(g)	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.24)	0.47	0.23	—	15.23	1.53	50,763	2.35 (i)	(1.72)(i)	6.15	129	235
Class C
Year Ended October 31, 2014	16.88	(0.40) (g)	(0.60)	(1.00)	(0.94)	14.94	(6.24)	52,741	2.93	(2.57)	6.18	93	181
Year Ended October 31, 2013	14.49	(0.36) (g)	2.75	2.39	—	16.88	16.49	56,257	3.12	(2.34)	6.55	126	196
Year Ended October 31, 2012	15.16	(0.34) (g)	(0.33)	(0.67)	—	14.49	(4.42)	48,303	3.02	(2.32)	6.61(g)	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.31)	0.47	0.16	—	15.16	1.07	50,530	2.85 (i)	(2.22)(i)	6.64	129	235
Select Class
Year Ended October 31, 2014	17.25	(0.29) (g)	(0.62)	(0.91)	(0.94)	15.40	(5.55)	4,245,775	2.18	(1.82)	5.43	93	181
Year Ended October 31, 2013	14.70	(0.25) (g)	2.80	2.55	—	17.25	17.35	4,494,965	2.37	(1.59)	5.80	126	196
Year Ended October 31, 2012	15.26	(0.23) (g)	(0.33)	(0.56)	—	14.70	(3.67)	3,830,598	2.27	(1.55)	5.85	143	237
November 30, 2010 (h) through October 31, 2011	15.00	(0.21)	0.47	0.26	—	15.26	1.73	4,986,180	2.10 (i)	(1.47)(i)	5.90	129	235

(a)	Annualized for periods less than one year, unless otherwise indicated.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.95% and 5.20% for the year ended October 31, 2014,1.95% and 5.38% for the year ended October 31, 2013, 1.95% and 5.54% for the year ended October 31, 2012 and 1.95% and 5.75% for the period ended October 31, 2011; for Class C are 2.45% and 5.70% for the year ended October 31, 2014, 2.45% and 5.88% for the year ended October 31, 2013, 2.45% and 6.04% for the year ended October 31, 2012 and 2.45% and 6.24% for the period ended October 31, 2011; for Select Class are 1.70% and 4.95% for the year ended October 31, 2014, 1.70% and 5.13% for the year ended October 31, 2013, 1.70% and 5.28% for the year ended October 31, 2012 and 1.70% and 5.50% for the period ended October 31, 2011.

(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of the Fund is to seek long-term capital appreciation.

Currently, the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J. P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

17

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Total Investments in Securities (a)	$4,404,257	$—	$—	$4,404,257
Total Liabilities for Securities Sold Short (a)	$(474,278)	$—	$—	$(474,278)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

18

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed
(distributions in
	excess of)	Accumulated
	net investment	net realized
Paid-in-Capital	income	gains (losses)
$(77,659)	$67,291	$10,368

The reclassifications for the Fund relate primarily to investments in partnerships, net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

19

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the

“Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment		Shareholder		Contractual
Advisory	Administration	Servicing	Total	Reimbursements
$67,638	$3,739	$11,273	$82,650	$63,873

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent.

20

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser. The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales		Covers on
(excluding	(excluding	Securities	Securities
U.S. Government)	U.S. Government)	Sold Short	Sold Short
$3,097,801	$5,208,272	$1,266,319	$2,927,187

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows:

Net
	Gross	Gross	Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$4,114,342	$306,979	$17,064	$289,915

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Net
Ordinary	Long-Term	Total
Income	Capital Gains	Distributions Paid
$ -	$250,899	$250,899

There were no distributions paid during the year ended October 31, 2013.

21

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$-	$157,691	$252,842

The cumulative timing differences primarily consist of wash sale loss deferrals, late year ordinary loss deferrals and investments in partnerships.

As of October 31, 2014, the Fund did not have any capital loss carryforwards.

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2014 the Fund deferred to November 1, 2014 late year ordinary losses of $71,142.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

As of October 31, 2014, the Fund pledged assets to BNP Paribas for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at BNP Paribas.

8. Subsequent Event

At their meeting in November 2014, the Board of the Fund approved the liquidation of the Fund which occurred on December 5, 2014.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Multi-Cap Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Cap Long/Short Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

24

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

26

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio

Multi-Cap Long/Short Fund

Class A

Actual	$1,000.00	$985.90	$11.86	2.37%

Hypothetical	1,000.00	1,013.26	12.03	2.37

Class C

Actual	1,000.00	983.60	14.40	2.88

Hypothetical	1,000.00	1,010.69	14.60	2.88

Select Class

Actual	1,000.00	987.30	10.67	2.13

Hypothetical	1,000.00	1,014.47	10.82	2.13

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

28

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

29

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper

30

performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second and fourth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

31

Special Shareholder Meeting Results (Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495
Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553
Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763
Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733
Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244
Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954
Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905
William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968
Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117
Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

32

Special Shareholder Meeting Results (Unaudited) (Continued)

Votes Received (Amounts in thousands)
Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416
James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

33

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed $250,899, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014.

34

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡    Social Security number and account balances

¡    transaction history and account transactions

¡    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡    open an account or provide contact information

¡    give us your account information or pay us by check

¡    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡    sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡    affiliates from using your information to market to you

¡    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds ’Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.

J.P. Morgan International

Equity Funds

Annual Report

October 31, 2014

JPMorgan Global Unconstrained Equity Fund

J.P. Morgan International Equity Funds

Annual Report

October 31, 2014

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

1

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED October 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.06%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	7.77%
Net Assets as of 10/31/2014	$4,531,666

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID MARKETS PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks generally maintained accommodative policies in an effort to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve (the “Fed”) to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing growth in their respective economies. The Standard & Poor’s 500 Index returned 17.27%, while the MSCI Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) returned - 0.60% for the twelve month period.

Early in the reporting period, investors sold emerging market equities in response to the U.S. Federal Reserve’s decision in December to taper off its monthly bond purchases. However, emerging markets equities recovered from February through August and ended the twelve month period with a 0.64% return for the MSCI Emerging Markets Index (net of foreign withholding taxes).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2014.

The Fund’s security selection and overweight position in the information technology sector and its security selection and overweight position in the health care sector contributed to performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and financials sectors detracted from relative performance. Regionally, the Fund’s security selection in emerging markets and Europe (excluding the U.K.) contributed to relative performance, while security selection in the U.K. and Pacific (excluding Japan) detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Inc., Baidu Inc. and NXP Semiconductors NV. Shares of Teva, an Israeli pharmaceuticals company, rose as the company moved to cut costs in an effort to boost earnings. Shares of Baidu, a Chinese Internet search provider not held in the Benchmark, gained from growth in mobile user traffic and the company’s investments in marketing, content and user acquisition. Shares of NXP, a Netherlands semiconductor manufacturer not held in the Benchmark, rose on better than expected earnings and investor expectations that demand for secure wireless devices will drive the company’s future earnings.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Standard Chartered PLC, Partnership Assurance Group PLC and MEG Energy Corp. Shares of Standard Chartered, a U.K. banking company focused on emerging markets, fell as slowing growth in Asia hurt its earnings. Shares of Partnership Assurance, a U.K. specialty insurer not held in the Benchmark, declined after U.K. regulators unexpectedly scrapped rules that provided retirees with incentive to purchase annuities through their pension funds. Shares of MEG Energy, a Canadian oil sands energy company, fell on lower global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow, the ability to increase earnings faster than their sector peers.

3

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED October 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Sanofi (France)	3.1%
2. Johnson & Johnson (United States)	3.0
3. Barclays plc (United Kingdom)	2.9
4. Citigroup, Inc. (United States)	2.9
5. AXA S.A. (France)	2.6
6. Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.6
7. QUALCOMM, Inc. (United States)	2.5
8. Google, Inc., Class C (United States)	2.4
9. Novartis AG (Switzerland)	2.3
10. Boston Scientific Corp. (United States)	2.3

SUMMARY OF INVESTMENTS BY COUNTRY***

United States	45.8%
France	11.0
United Kingdom	9.1
Switzerland	6.7
China	5.9
Hong Kong	4.3
Germany	3.6
Canada	2.7
Japan	2.6
Israel	2.6
South Korea	2.2
Ireland	1.0
Netherlands	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4

JPMorgan Global Unconstrained Equity Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		7.83%	14.90%
With Sales Charge *		2.19	12.80

CLASS C SHARES	November 30, 2011
Without CDSC		7.28	14.32
With CDSC **		6.28	14.32
CLASS R2 SHARES	November 30, 2011	7.55	14.61
CLASS R5 SHARES	November 30, 2011	8.29	15.42
CLASS R6 SHARES	November 30, 2011	8.33	15.48
SELECT CLASS SHARES	November 30, 2011	8.06	15.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Canada — 2.6%
1,000	lululemon athletica, Inc. (a)	41,650
3,164	MEG Energy Corp. (a)	76,359

		118,009

	China — 5.8%
278	Baidu, Inc., ADR (a)	66,378
43,003	China Merchants Bank Co., Ltd., Class H	79,694
130,000	Industrial & Commercial Bank of China Ltd., Class H	86,315
2,927	Phoenix New Media Ltd., ADR (a)	30,031

		262,418

	France — 10.8%
5,068	AXA S.A.	117,064
968	Cie de St-Gobain	41,609
1,727	IPSOS	44,788
264	Kering	50,948
670	Renault S.A.	49,839
1,501	Sanofi	136,201
664	Technip S.A.	47,974

		488,423

	Germany — 2.1%
327	Bayer AG	46,768
686	SAP SE, ADR	46,737

		93,505

	Hong Kong — 4.3%
12,000	China Overseas Land & Investment Ltd.	34,817
180,000	Emperor Watch & Jewellery Ltd.	8,245
2,508	Melco Crown Entertainment Ltd., ADR	68,067
13,200	Sands China Ltd.	82,330

		193,459

	Ireland — 1.0%
219	Shire plc, ADR	43,756

	Israel — 2.5%
2,039	Teva Pharmaceutical Industries Ltd., ADR	115,142

	Japan — 2.5%
700	KDDI Corp.	45,969
1,700	Sumitomo Mitsui Financial Group, Inc.	69,331

		115,300

	Netherlands — 0.9%
626	NXP Semiconductor N.V. (a)	42,981

		42,981

	South Korea — 2.2%
179	Hyundai Motor Co.	28,404
61	Samsung Electronics Co., Ltd. (m)	71,135

		99,539

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 0.9%
1,191	Grifols S.A., ADR	42,149

	Switzerland — 6.6%
450	ACE Ltd.	49,185
676	Cie Financiere Richemont S.A.	56,996
1,121	Novartis AG	104,032
5,097	UBS AG (a)	88,628

		298,841

	United Kingdom — 9.0%
33,760	Barclays plc	129,838
5,660	BG Group plc	94,330
5,709	Standard Chartered plc	85,936
29,209	Vodafone Group plc	97,133

		407,237

	United States — 45.0%
141	Amazon.com, Inc. (a)	43,070
722	Anadarko Petroleum Corp.	66,265
2,939	APR Energy plc	17,084
7,583	Boston Scientific Corp. (a)	100,702
2,627	Cabot Oil & Gas Corp.	81,700
2,258	Cisco Systems, Inc.	55,253
2,418	Citigroup, Inc.	129,436
1,705	Cognizant Technology Solutions Corp., Class A (a)	83,289
1,306	Comcast Corp., Class A	72,287
3,257	Fairchild Semiconductor International, Inc. (a)	49,995
1,058	Fluor Corp. (m)	70,188
1,405	Freeport-McMoRan, Inc.	40,042
768	Freescale Semiconductor Ltd. (a)	15,276
107	Google, Inc., Class A (a)	60,762
194	Google, Inc., Class C (a)	108,462
1,360	Hartford Financial Services Group, Inc. (The)	53,829
1,248	Johnson & Johnson (m)	134,509
739	Las Vegas Sands Corp.	46,010
1,393	MetLife, Inc.	75,556
1,007	Microsoft Corp.	47,279
1,054	Mosaic Co. (The)	46,703
2,604	Owens Corning	83,484
2,334	Pfizer, Inc. (m)	69,903
1,393	QUALCOMM, Inc.	109,364
4,823	Teradyne, Inc.	88,743
2,253	Time, Inc. (a)	50,895
2,029	Twenty-First Century Fox, Inc., Class A	69,960
1,450	United Continental Holdings, Inc. (a)	76,574
881	United Technologies Corp.	94,267

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued

	United States — continued

		2,040,887

	Total Common Stocks (Cost $3,984,319)	4,361,646

Preferred Stock — 1.4%

	Germany — 1.4%
307	Volkswagen AG (Cost $60,624)	65,653

Short-Term Investment — 0.6%

	Investment Company — 0.6%
25,041	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $25,041)	25,041

	Total Investments — 98.2% (Cost $4,069,984)	4,452,340
	Other Assets in Excess of Liabilities — 1.8%	79,326

	NET ASSETS — 100.0%	$4,531,666

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	14.6%
Banks	13.0
Oil, Gas & Consumable Fuels	7.2
Insurance	6.6
Internet Software & Services	6.0
Media	5.3
Semiconductors & Semiconductor Equipment	4.4
Hotels, Restaurants & Leisure	4.4
Communications Equipment	3.7
Textiles, Apparel & Luxury Goods	3.4
Automobiles	3.2
Wireless Telecommunication Services	3.2
Building Products	2.8
Health Care Equipment & Supplies	2.3
Aerospace & Defense	2.1
Software	2.1
Capital Markets	2.0
IT Services	1.9
Airlines	1.7
Technology Hardware, Storage & Peripherals	1.6
Construction & Engineering	1.6
Energy Equipment & Services	1.1
Chemicals	1.0
Internet & Catalog Retail	1.0
Others (each less than 1.0%)	3.2
Short-Term Investment	0.6

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	—	The rate shown is the current yield as of October 31, 2014.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to consolidated financial statements are $1,781,058 and 40.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Global Unconstrained Equity Fund

ASSETS:
Investments in non-affiliates, at value	$4,427,299
Investments in affiliates, at value	25,041

Total investment securities, at value	4,452,340
Cash	121,488
Foreign currency, at value	1,351
Receivables:
Investment securities sold	114,799
Dividends from non-affiliates	1,942
Tax reclaims	4,082

Total Assets	4,696,002

LIABILITIES:
Payables:
Due to Adviser	12,076
Investment securities purchased	73,201
Accrued liabilities:
Shareholder servicing fees	898
Distribution fees	91
Custodian and accounting fees	27,583
Trustees’ and Chief Compliance Officer’s fees	4
Audit fees	45,634
Other	4,849

Total Liabilities	164,336

Net Assets	$4,531,666

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

Global Unconstrained Equity Fund

NET ASSETS :
Paid-in-Capital	$3,555,897
Accumulated undistributed (distributions in excess of) net investment income	63,319
Accumulated net realized gains (losses)	530,238
Net unrealized appreciation (depreciation)	382,212

Total Net Assets	$4,531,666

Net Assets:
Class A	$75,016
Class C	73,930
Class R2	74,471
Class R5	76,008
Class R6	76,119
Select Class	4,156,122

Total	$4,531,666

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,837
Class C	3,804
Class R2	3,821
Class R5	3,868
Class R6	3,872
Select Class	212,002

Net Asset Value (a):

Class A - Redemption price per share	$19.55
Class C - Offering price per share (b)	19.43
Class R2 - Offering and redemption price per share	19.49
Class R5 - Offering and redemption price per share	19.65
Class R6 - Offering and redemption price per share	19.66
Select Class - Offering and redemption price per share	19.60
Class A maximum sales charge	5.25%
[net asset value per share/(100% – maximum sales charge)]	$20.63

Cost of investments in non-affiliates	$4,044,943
Cost of investments in affiliates	25,041
Cost of foreign currency	1,359

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Global Unconstrained Equity Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$116,459
Dividend income from affiliates	4
Foreign taxes withheld	(704)

Total investment income	115,759

EXPENSES:
Investment advisory fees	35,312
Administration fees	3,659
Distribution fees:
Class A	183
Class C	542
Class R2	364

Shareholder servicing fees:
Class A	183
Class C	181
Class R2	182
Class R5	37
Select Class	10,119
Custodian and accounting fees	43,244
Professional fees	69,538
Trustees’ and Chief Compliance Officer’s fees	45
Printing and mailing costs	2,944
Transfer agent fees	9,328
Other	4,281

Total expenses	180,142

Less amounts waived	(38,971)
Less expense reimbursements	(91,863)

Net expenses	49,308

Net investment income (loss)	66,451

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	534,053
Foreign currency transactions	711

Net realized gains (losses)	534,764

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(261,206)
Foreign currency translations	(256)

Change in net unrealized appreciation/depreciation	(261,462)

Net realized/unrealized gains (losses)	273,302

Change in net assets resulting from operations	$339,753

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Unconstrained Equity Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$66,451	$60,038
Net realized gain (loss)	534,764	376,347
Change in net unrealized appreciation/depreciation	(261,462)	402,064

Change in net assets resulting from operations	339,753	838,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(661)	(767)
From net realized gains	(6,177)	(1,353)
Class C
From net investment income	(341)	(498)
From net realized gains	(6,149)	(1,353)
Class R2
From net investment income	(500)	(633)
From net realized gains	(6,163)	(1,353)
Class R5
From net investment income	(954)	(1,010)
From net realized gains	(6,205)	(1,354)
Class R6
From net investment income	(987)	(1,037)
From net realized gains	(6,208)	(1,354)
Select Class
From net investment income	(45,283)	(49,609)
From net realized gains	(340,607)	(74,443)

Total distributions to shareholders	(420,235)	(134,764)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	420,235	134,764

NET ASSETS:
Change in net assets	339,753	838,449
Beginning of period	4,191,913	3,353,464

End of period	$4,531,666	$4,191,913

Accumulated undistributed (distributed in excess of) net investment income	$63,319	$45,489

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Unconstrained Equity Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	6,838	2,120

Change in net assets resulting from Class A capital transactions	$6,838	$2,120

Class C
Distributions reinvested	6,490	1,851

Change in net assets resulting from Class C capital transactions	$6,490	$1,851

Class R2
Distributions reinvested	6,663	1,986

Change in net assets resulting from Class R2 capital transactions	$6,663	$1,986

Class R5
Distributions reinvested	7,159	2,364

Change in net assets resulting from Class R5 capital transactions	$7,159	$2,364

Class R6
Distributions reinvested	7,195	2,391

Change in net assets resulting from Class R6 capital transactions	$7,195	$2,391

Select Class
Distributions reinvested	385,890	124,052

Change in net assets resulting from Select Class capital transactions	$385,890	$124,052

Total change in net assets resulting from capital transactions	$420,235	$134,764

SHARE TRANSACTIONS:
Class A
Reinvested	378	125

Change in Class A Shares	378	125

Class C
Reinvested	360	111

Change in Class C Shares	360	111

Class R2
Reinvested	370	118

Change in Class R2 Shares	370	118

Class R5
Reinvested	393	140

Change in Class R5 Shares	393	140

Class R6
Reinvested	395	142

Change in Class R6 Shares	395	142

Select Class
Reinvested	21,259	7,344

Change in Select Class Shares	21,259	7,344

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance										Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
Global Unconstrained Equity Fund	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)(d)	Expenses without waivers, reimbursements	Portfolio turnover rate (b)(e)
Class A
Year Ended October 31, 2014	$20.11	$0.23	$1.17	$1.40	$(0.17)	$(1.79)	$(1.96)	$19.55	7.83%	$75,016	1.35%	1.27%	4.32%	97%
Year Ended October 31, 2013	16.73	0.24	3.77	4.01	(0.22)	(0.41)	(0.63)	20.11	24.74	69,554	1.35 (f)	1.37 (f)	5.36 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.17	1.56	1.73	— (g)	—	— (g)	16.73	11.55	55,771	1.35 (f)	1.14 (f)	6.89 (f)	49
Class C
Year Ended October 31, 2014	20.01	0.14	1.16	1.30	(0.09)	(1.79)	(1.88)	19.43	7.28	73,930	1.85	0.77	4.82	97
Year Ended October 31, 2013	16.65	0.16	3.76	3.92	(0.15)	(0.41)	(0.56)	20.01	24.16	68,891	1.85 (f)	0.87 (f)	5.85 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.09	1.56	1.65	—	—	—	16.65	11.00	55,516	1.85 (f)	0.65 (f)	7.38 (f)	49
Class R2
Year Ended October 31, 2014	20.06	0.18	1.17	1.35	(0.13)	(1.79)	(1.92)	19.49	7.55	74,471	1.60	1.02	4.56	97
Year Ended October 31, 2013	16.69	0.20	3.77	3.97	(0.19)	(0.41)	(0.60)	20.06	24.45	69,221	1.60 (f)	1.12 (f)	5.60 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.13	1.56	1.69	—	—	—	16.69	11.27	55,644	1.60 (f)	0.90 (f)	7.14 (f)	49
Class R5
Year Ended October 31, 2014	20.19	0.31	1.19	1.50	(0.25)	(1.79)	(2.04)	19.65	8.34	76,008	0.90	1.72	3.86	97
Year Ended October 31, 2013	16.79	0.32	3.79	4.11	(0.30)	(0.41)	(0.71)	20.19	25.29	70,157	0.90 (f)	1.82 (f)	4.89 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.23	1.57	1.80	(0.01)	—	(0.01)	16.79	11.99	56,003	0.90 (f)	1.60 (f)	6.45 (f)	49
Class R6
Year Ended October 31, 2014	20.20	0.32	1.19	1.51	(0.26)	(1.79)	(2.05)	19.66	8.39	76,119	0.85	1.77	3.81	97
Year Ended October 31, 2013	16.80	0.33	3.78	4.11	(0.30)	(0.41)	(0.71)	20.20	25.33	70,224	0.85 (f)	1.87 (f)	4.85 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.24	1.57	1.81	(0.01)	—	(0.01)	16.80	12.06	56,029	0.85 (f)	1.65 (f)	6.40 (f)	49
Select Class
Year Ended October 31, 2014	20.15	0.27	1.19	1.46	(0.22)	(1.79)	(2.01)	19.60	8.11	4,156,122	1.10	1.52	4.06	97
Year Ended October 31, 2013	16.76	0.29	3.77	4.06	(0.26)	(0.41)	(0.67)	20.15	25.04	3,843,866	1.10 (f)	1.62 (f)	5.10 (f)	71
November 30, 2011 (h) through October 31, 2012	15.00	0.20	1.57	1.77	(0.01)	—	(0.01)	16.76	11.77	3,074,501	1.10 (f)	1.40 (f)	6.64 (f)	49

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013 and October 31, 2012.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non- Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on November 30, 2011. Currently, the Fund is not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

15

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

		Level 2	Level 3
	Level 1	Other significant observable	Significant unobservable
	Quoted prices	inputs	inputs	Total
Investments in Securities
Common Stocks
Canada	$118,009	$–	$–		$118,009
China	96,409	166,009	–		262,418
France	44,788	443,635	–		488,423
Germany	46,737	46,768	–		93,505
Hong Kong	68,067	125,392	–		193,459
Ireland	43,756	–	–		43,756
Israel	115,142	–	–		115,142
Japan	–	115,300	–		115,300
Netherlands	42,981	–	–		42,981
South Korea	–	99,539	–		99,539
Spain	42,149	–	–		42,149
Switzerland	49,185	249,656	–		298,841
United Kingdom	–	407,237	–		407,237
United States	2,023,803	17,084	–		2,040,887
Total Common Stocks	2,691,026	1,670,620	–		4,361,646
Preferred Stock
Germany	–	65,653	–		65,653
Total Preferred Stock	–	65,653	–		65,653
Short-Term Investment
Investment Company	25,041	–	–		25,041
Total Investments in Securities	$2,716,067	$1,736,273	$–	$	,452,340

There were no transfers among any levels during the year ended October 31, 2014.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

16

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported net Change in unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$-	$105	$(105)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets. Effective December 1, 2014, the fee has been reduced from 0.80% to 0.70%.

17

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

18

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.35%*	1.85%*	1.60%*	0.90%*	0.85%*	1.10%*

*Effective December 1, 2014, the contractual expense limitations were decreased to 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$35,312	$3,659	$38,971	$91,863

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the year ended October 31, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,319,983	$4,211,703

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

19

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,080,780	$579,528	$207,968	$371,560

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$142,381	$277,854	$420,235

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$134,764	$134,764

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$292,645	$311,734	$371,416

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

20

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, a significant portion of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2014, the Fund invested 45.8% of its total investments in issuers in the United States.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Unconstrained Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Unconstrained Equity Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

22

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

		Number of
Name (Year of Birth);		Portfolios in Fund	Other Directorships Held
Positions With	Principal Occupations	Complex Overseen	Outside Fund Complex
the Fund (1)	During Past 5 Years	by Trustee (2)	During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

23

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not- for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Global Unconstrained Equity Fund
Class A
Actual	$1,000.00	$1,019.80	$6.87	1.35%
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class C
Actual	1,000.00	1,017.30	9.41	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,018.30	8.14	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class R5
Actual	1,000.00	1,022.40	4.59	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,022.40	4.33	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,020.80	5.60	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed approximately $277,854, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had approximately $116,215, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also

30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

31

Special Shareholder Meeting Results (Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495
Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553
Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763
Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733
Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244
Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954
Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905
William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968
Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117
Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

32

Special Shareholder Meeting Results (Unaudited) (continued)

Votes Received (Amounts in thousands)
Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416
James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ transaction history and account transactions

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

■ open an account or provide contact information

■ give us your account information or pay us by check

■ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes - information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.65%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	8.67%
Barclays U.S. Aggregate Index	4.14%
Income Builder Composite Benchmark	6.92%

Net Assets as of 10/31/2014 (In Thousands)	$11,553,382

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that GMAG believed would perform well given GMAG’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

HOW DID THE MARKET PERFORM?

Throughout the twelve months ended October 31, 2014, leading central banks maintained accommodative policies to stimulate economic growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its quantitative easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies.

Global equities outperformed fixed income securities and U.S. equities outperformed other developed market equities. The MSCI World Index returned 8.67% and the Barclays U.S. Aggregate returned 4.14% for the twelve month period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2014, the Fund (Class A Shares, without a sales charge) underperformed the MSCI World Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund underperformed the MSCI World Index as a rally in equities over the twelve month period outweighed the Fund’s returns generated across its holdings, consisting of a combination of global equity and fixed income securities.

The Fund’s allocation to European equities and high yield debt (also known as “junk bonds”) hindered performance relative to the Composite Benchmark. The Fund’s allocation to credit and hybrid securities, such as non-agency residential mortgage-backed securities and preferred equities, provided a positive contribution to performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to maintain a constructive view on global equities. The Fund was invested in globally-oriented companies that GMAG believed would have yields that, despite near-term volatility, would prove resilient in a low rate environment. Although the portfolio managers had been reducing the Fund’s exposure to high yield debt in favor of global equities and other credit sectors, the high yield debt sector remained an important part of the Fund’s portfolio. The portfolio managers believed that the global investors’ desire for yield and the low expectation for defaults provided a solid backdrop for stable performance for high yield and other extended credit asset classes.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Microsoft Corp. (United States) (Common Stock)	1.0%
2.	Johnson & Johnson (United States) (Common Stock)	0.9
3.	Royal Dutch Shell plc, Class A, (Netherlands) (Common Stock)	0.8
4.	Wells Fargo & Co. (United States) (Common Stock)	0.7
5.	Home Depot, Inc. (The) (United States) (Common Stock)	0.7
6.	Chevron Corp (United States) (Common Stock).	0.7
7.	Time Warner, Inc. (United States) (Common Stock)	0.7
8.	Merck & Co., Inc. (United States) (Common Stock)	0.7
9.	Unibail-Rodamco SE, (France) (Common Stock)	0.6
10.	Vodafone Group plc, (United Kingdom) (Common Stock)	0.6

PORTFOLIO COMPOSITION BY COUNTRY*
United States	54.6%
United Kingdom	6.5
France	3.4
Japan	2.6
Switzerland	2.2
Australia	1.9
Canada	1.8
Netherlands	1.8
Germany	1.4
Luxembourg	1.3
Spain	1.3
Taiwan	1.2
Italy	1.0
Brazil	1.0
Sweden	1.0
Others (each less than 1.0%)	14.8
Short-Term Investments	2.2

*	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2007
Without Sales Charge		5.65%	9.58%	5.94%
With Sales Charge*		0.85	8.57	5.29
CLASS C SHARES	May 31, 2007
Without CDSC		5.16	9.05	5.43
With CDSC**		4.16	9.05	5.43
SELECT CLASS SHARES	May 31, 2007	5.80	9.75	6.13

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 3.8%
	United States — 3.8%
	ABFC Trust,
1,558	Series 2005-WF1, Class M1, VAR, 0.512%, 11/25/34	1,321
2,325	Series 2004-OPT3, Class M1, VAR, 0.902%, 09/25/33	2,190
426	Series 2003-OPT1, Class A1A, VAR, 0.972%, 04/25/33	403
1,356	Series 2004-HE1, Class M1, VAR, 1.052%, 03/25/34	1,253
2,556	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.022%, 01/25/35	2,446
1,719	ACE Securities Corp Home Equity Loan Trust, Series 2004-HE4, Class M2, VAR, 1.127%, 12/25/34	1,673
	ACE Securities Corp. Home Equity Loan Trust,
5,782	Series 2003-OP1, Class M1, VAR, 1.202%, 12/25/33	5,449
1,873	Series 2003-FM1, Class M1, VAR, 1.442%, 11/25/32	1,658
3,911	Series 2004-OP1, Class M2, VAR, 1.727%, 04/25/34	3,466
1,090	American Homes 4 Rent, Series 2014-SFR1, Class D, VAR, 2.350%, 06/17/31 (e)	1,049
916	Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2, VAR, 0.752%, 02/25/34	869
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
403	Series 2004-R3, Class A1B, VAR, 0.852%, 05/25/34	397
8,726	Series 2004-R1, Class M1, VAR, 0.947%, 02/25/34	7,864
736	Series 2004-R1, Class M2, VAR, 1.022%, 02/25/34	654
565	Series 2004-R8, Class M1, VAR, 1.112%, 09/25/34	563
1,820	Series 2003-13, Class M1, VAR, 1.172%, 01/25/34	1,657
812	Series 2003-13, Class M2, VAR, 2.702%, 01/25/34	762
1,770	Argent Securities, Inc., Series 2003-W5, Class M2, VAR, 2.927%, 10/25/33	1,659
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
2,715	Series 2004-W3, Class A3, VAR, 0.972%, 02/25/34	2,419
2,923	Series 2004-W6, Class M1, VAR, 0.977%, 05/25/34	2,839

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,491	Series 2004-W7, Class M2, VAR, 1.052%, 05/25/34	1,415
1,052	Series 2004-W2, Class M2, VAR, 2.027%, 04/25/34	947
776	Series 2004-W2, Class M3, VAR, 2.252%, 04/25/34	701
285	Asset Backed Securities Corp Home Equity Loan Trust, Series 2003-HE3, Class M2, VAR, 3.153%, 06/15/33	272
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,966	Series 2001-HE3, Class A1, VAR, 0.693%, 11/15/31	2,782
1,256	Series 2001-HE3, Class M1, VAR, 1.053%, 11/15/31	1,153
2,239	Series 2003-HE4, Class M1, VAR, 1.398%, 08/15/33	2,110
3,243	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	3,224
842	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	846
1,500	Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE11, Class M2, VAR, 1.727%, 12/25/34	1,479
	Bear Stearns Asset-Backed Securities Trust,
1,006	Series 2003-SD1, Class A, VAR, 1.052%, 12/25/33	941
2,818	Series 2004-SD4, Class A1, VAR, 1.052%, 08/25/44	2,819
887	Series 2003-1, Class M1, VAR, 1.802%, 11/25/42	842
2,350	Series 2004-HE2, Class M2, VAR, 1.952%, 03/25/34	2,189
	Centex Home Equity Loan Trust,
792	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	733
2,239	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,695
2,153	Series 2005-A, Class M1, VAR, 0.632%, 01/25/35	2,026
1,334	Series 2004-C, Class M2, VAR, 0.685%, 06/25/34	1,165
2,347	Series 2004-A, Class M1, VAR, 0.752%, 01/25/34	2,152
486	Series 2004-D, Class MV2, VAR, 0.842%, 09/25/34	384

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
	Chase Funding Loan Acquisition Trust,
2,416	Series 2004-AQ1, Class M1, VAR, 1.247%, 05/25/34	2,119
2,169	Series 2004-OPT1, Class M2, VAR, 1.652%, 06/25/34	2,069
	Chase Funding Trust,
1,162	Series 2004-1, Class 1M1, 4.725%, 05/25/33	1,114
2,289	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,390
1,769	Series 2003-6, Class 2A2, VAR, 0.732%, 11/25/34	1,657
1,916	Series 2004-1, Class 2M1, VAR, 0.902%, 09/25/33	1,754
3,323	Series 2003-6, Class 2M1, VAR, 0.902%, 11/25/34	3,080
247	Series 2003-4, Class M1, VAR, 1.052%, 03/25/33	234
634	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	482
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,052
	Citigroup Mortgage Loan Trust, Inc.,
404	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	398
1,554	Series 2006-WFH4, Class A3, VAR, 0.302%, 11/25/36	1,545
394	Series 2005-OPT1, Class M4, VAR, 1.202%, 02/25/35	303
	Countrywide Asset-Backed Certificates,
153	Series 2006-2, Class 2A2, VAR, 0.342%, 06/25/36	149
1,941	Series 2003-3, Class 3A, VAR, 0.692%, 11/25/33	1,775
13,953	Series 2004-2, Class M1, VAR, 0.902%, 05/25/34	13,198
6,700	Series 2004-3, Class M1, VAR, 0.902%, 06/25/34	6,396
5,634	Series 2003-BC1, Class A1, VAR, 0.952%, 03/25/33	5,157
1,058	Series 2004-1, Class M2, VAR, 0.977%, 03/25/34	976
889	Series 2004-3, Class M2, VAR, 0.977%, 06/25/34	818
1,900	Series 2004-1, Class 1M3, VAR, 1.127%, 02/25/34	1,778
1,657	Series 2004-6, Class M2, VAR, 1.127%, 10/25/34	1,562

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,598	Series 2004-ECC2, Class M2, VAR, 1.127%, 12/25/34	1,517
2,872	Series 2004-5, Class M2, VAR, 1.157%, 07/25/34	2,594
877	Series 2002-3, Class M1, VAR, 1.277%, 03/25/32	799
1,422	Series 2002-4, Class M1, VAR, 1.277%, 12/25/32	1,300
1,080	Series 2005-11, Class AF6, VAR, 5.050%, 02/25/36	1,121
1,125	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 5.303%, 12/25/35	1,116
	Equity One Mortgage Pass-Through Trust,
823	Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	810
421	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	425
260	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.097%, 11/25/34	228
	First Franklin Mortgage Loan Trust,
1,418	Series 2006-FF8, Class IIA3, VAR, 0.302%, 07/25/36	1,340
5,753	Series 2005-FF10, Class A4, VAR, 0.472%, 11/25/35	5,648
1,670	Series 2005-FF11, Class A2D, VAR, 0.832%, 11/25/35	1,624
3,324	Series 2004-FF5, Class A1, VAR, 0.872%, 08/25/34	3,151
10,729	Series 2004-FF4, Class M1, VAR, 1.007%, 06/25/34	9,517
	Fremont Home Loan Trust,
3,924	Series 2004-2, Class M2, VAR, 1.082%, 07/25/34	3,693
1,037	Series 2004-B, Class M2, VAR, 1.097%, 05/25/34	945
1,336	Series 2004-C, Class M1, VAR, 1.127%, 08/25/34	1,243
2,661	GSAA Trust, Series 2005-6, Class A3, VAR, 0.522%, 06/25/35	2,543
	GSAMP Trust,
1,269	Series 2007-HE1, Class A2B, VAR, 0.252%, 03/25/47	1,249
3,897	Series 2006-HE4, Class A2C, VAR, 0.302%, 06/25/36	3,449
4,419	Series 2006-FM1, Class A2C, VAR, 0.312%, 04/25/36	3,060

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
3,158	Series 2007-SEA1, Class A, VAR, 0.452%, 12/25/36 (e)	2,857
847	Series 2005-SEA2, Class A1, VAR, 0.502%, 01/25/45 (e)	829
2,066	Series 2003-SEA, Class A1, VAR, 0.552%, 02/25/33	1,920
2,427	Series 2005-NC1, Class M1, VAR, 0.827%, 02/25/35	2,343
3,113	Series 2003-HE1, Class M1, VAR, 1.402%, 06/20/33	3,001
	Home Equity Asset Trust,
476	Series 2004-6, Class M2, VAR, 1.052%, 12/25/34	411
496	Series 2004-7, Class M2, VAR, 1.142%, 01/25/35	474
1,360	Series 2003-3, Class M1, VAR, 1.442%, 08/25/33	1,278
1,012	Series 2003-1, Class M1, VAR, 1.652%, 06/25/33	972
	Home Equity Mortgage Loan Asset-Backed Trust,
3,575	Series 2004-C, Class M1, VAR, 0.992%, 03/25/35	3,213
2,673	Series 2004-C, Class M2, VAR, 1.052%, 03/25/35	2,486
	Long Beach Mortgage Loan Trust,
729	Series 2005-WL2, Class M1, VAR, 0.622%, 08/25/35	722
1,302	Series 2001-2, Class M1, VAR, 0.992%, 07/25/31	1,230
214	Series 2004-3, Class M2, VAR, 1.052%, 07/25/34	205
736	Series 2003-4, Class M1, VAR, 1.172%, 08/25/33	705
3,789	Series 2002-5, Class M1, VAR, 1.397%, 11/25/32	3,544
848	Series 2004-3, Class M4, VAR, 1.765%, 07/25/34	789
845	Mastr Asset Backed Securities Trust, Series 2004-OPT2, Class M1, VAR, 1.052%, 09/25/34	773
	MASTR Asset-Backed Securities Trust,
3,454	Series 2005-NC1, Class M2, VAR, 0.902%, 12/25/34	3,216
1,520	Series 2004-OPT2, Class M2, VAR, 1.127%, 09/25/34	1,372
1	Series 2003-WMC2, Class M1, VAR, 1.202%, 08/25/33	1

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Merrill Lynch Mortgage Investors Trust,
1,620	Series 2003-OPT1, Class M1, VAR, 1.127%, 07/25/34	1,468
697	Series 2004-HE2, Class M1, VAR, 1.355%, 08/25/35	665
151	Series 2004-WMC5, Class M5, VAR, 1.877%, 07/25/35	144
	Morgan Stanley ABS Capital I, Inc. Trust,
1,974	Series 2005-HE1, Class M2, VAR, 0.857%, 12/25/34	1,897
407	Series 2005-NC1, Class M3, VAR, 0.917%, 01/25/35	327
1,709	Series 2005-HE1, Class M3, VAR, 0.932%, 12/25/34	1,390
3,963	Series 2004-NC3, Class M1, VAR, 0.947%, 03/25/34	3,758
11,368	Series 2004-HE1, Class M1, VAR, 1.007%, 01/25/34	10,469
5,779	Series 2004-HE3, Class M1, VAR, 1.007%, 03/25/34	5,458
7,681	Series 2004-NC5, Class M1, VAR, 1.052%, 05/25/34	6,989
4,022	Series 2004-HE6, Class M2, VAR, 1.052%, 08/25/34	3,865
3,157	Series 2004-WMC2, Class M1, VAR, 1.067%, 07/25/34	3,007
3,069	Series 2004-OP1, Class M2, VAR, 1.067%, 11/25/34	2,961
2,839	Series 2004-HE7, Class M2, VAR, 1.097%, 08/25/34	2,788
385	Series 2004-NC7, Class M3, VAR, 1.127%, 07/25/34	335
1,216	Series 2004-HE6, Class M3, VAR, 1.127%, 08/25/34	1,078
120	Series 2004-HE7, Class M3, VAR, 1.172%, 08/25/34	113
3,450	Series 2004-HE8, Class M2, VAR, 1.172%, 09/25/34	3,310
1,238	Series 2004-OP1, Class M3, VAR, 1.172%, 11/25/34	1,123
892	Series 2004-NC8, Class M3, VAR, 1.262%, 09/25/34	829
1,163	Series 2004-HE8, Class M3, VAR, 1.277%, 09/25/34	1,083
1,146	Series 2004-HE2, Class M2, VAR, 1.952%, 03/25/34	1,002
1,586	Series 2004-WMC2, Class M2, VAR, 1.952%, 07/25/34	1,507

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
963	Series 2004-NC6, Class M2, VAR, 2.027%, 07/25/34	889
1,333	Series 2004-HE2, Class M3, VAR, 2.327%, 03/25/34	650
	New Century Home Equity Loan Trust,
386	Series 2005-1, Class M3, VAR, 0.932%, 03/25/35	314
1,766	Series 2004-4, Class M2, VAR, 0.947%, 02/25/35	1,609
315	Series 2004-2, Class M2, VAR, 1.082%, 08/25/34	288
4,403	Series 2004-3, Class M2, VAR, 1.127%, 11/25/34	4,190
797	Series 2004-3, Class M3, VAR, 1.217%, 11/25/34	673
1,011	Series 2003-3, Class M1, VAR, 1.337%, 07/25/33	963
1,463	Series 2004-2, Class M4, VAR, 1.952%, 08/25/34	1,348
1,249	Series 2004-2, Class M6, VAR, 2.402%, 08/25/34	1,004
1,326	Series 2003-B, Class M2, VAR, 2.627%, 11/25/33	1,261
	NovaStar Mortgage Funding Trust,
4,395	Series 2004-2, Class M4, VAR, 1.952%, 09/25/34	3,873
1,874	Series 2003-3, Class M2, VAR, 2.627%, 12/25/33	1,801
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
974	Series 2003-2, Class A2, VAR, 0.752%, 04/25/33	899
8,521	Series 2003-5, Class A1, VAR, 0.792%, 08/25/33	7,994
678	Series 2003-5, Class A2, VAR, 0.792%, 08/25/33	637
4,465	Series 2002-6, Class A1, VAR, 0.912%, 11/25/32	4,134
1,065	Series 2002-6, Class A2, VAR, 0.952%, 11/25/32	990
830	Series 2003-2, Class M1, VAR, 1.127%, 04/25/33	710
1,980	Series 2003-3, Class M1A, VAR, 1.712%, 06/25/33	1,845
551	Series 2003-5, Class M2, VAR, 2.477%, 08/25/33	506
	Option One Mortgage Loan Trust,
7,239	Series 2002-3, Class A1, VAR, 0.652%, 08/25/32	6,802

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,137	Series 2002-3, Class A2, VAR, 0.692%, 08/25/32	1,034
12,316	Series 2004-2, Class M1, VAR, 0.947%, 05/25/34	11,327
2,137	Series 2003-1, Class A2, VAR, 0.992%, 02/25/33	1,984
2,065	Series 2004-3, Class M2, VAR, 1.007%, 11/25/34	1,972
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.877%, 10/25/34	1,295
	Progress Residential Trust,
7,900	Series 2014-SFR1, Class A, VAR, 1.253%, 10/17/31 (e)	7,840
3,325	Series 2014-SFR1, Class E, VAR, 4.304%, 10/17/31 (e)	3,257
	RAMP Trust,
398	Series 2004-RS11, Class M1, VAR, 1.082%, 11/25/34	392
1,032	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,021
	RASC Trust,
2,483	Series 2006-KS7, Class A3, VAR, 0.302%, 09/25/36	2,405
3,481	Series 2006-KS5, Class A3, VAR, 0.312%, 07/25/36	3,330
1,156	Series 2001-KS3, Class AII, VAR, 0.612%, 09/25/31	1,072
2,912	Series 2005-KS2, Class M1, VAR, 0.797%, 03/25/35	2,647
	Renaissance Home Equity Loan Trust,
1,479	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	1,501
1,962	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,918
1,914	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,762
1,537	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,328
1,449	Series 2005-2, Class AV3, VAR, 0.522%, 08/25/35	1,305
881	Series 2004-1, Class M1, VAR, 0.732%, 05/25/34	793
1,416	Series 2003-3, Class M1, VAR, 0.882%, 12/25/33	1,339
3,787	Series 2003-4, Class M1, VAR, 1.002%, 03/25/34	3,444
2,775	Series 2002-3, Class M1, VAR, 1.652%, 12/25/32	2,697

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
666	Series 2003-1, Class M1, VAR, 1.652%, 06/25/33	581
1,050	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 1.202%, 08/25/34	991
	Saxon Asset Securities Trust,
1,306	Series 2006-2, Class A3C, VAR, 0.302%, 09/25/36	1,214
3,146	Series 2003-3, Class M1, VAR, 1.127%, 12/25/33	2,951
1,616	Series 2004-2, Class MV2, VAR, 1.952%, 08/25/35	1,532
595	Series 2004-2, Class AF3, VAR, 5.230%, 08/25/35	603
	Securitized Asset-Backed Receivables LLC Trust,
4,118	Series 2005-OP1, Class M2, VAR, 0.827%, 01/25/35	3,713
3,955	Series 2004-NC1, Class M1, VAR, 0.932%, 02/25/34	3,659
2,233	Series 2004-OP2, Class M1, VAR, 1.127%, 08/25/34	2,069
3,053	Series 2005-FR2, Class M2, VAR, 1.127%, 03/25/35	2,873
1,284	Series 2004-OP1, Class M2, VAR, 1.802%, 02/25/34	1,137
3,703	Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M2, VAR, 1.757%, 02/25/35	3,427
	Structured Asset Investment Loan Trust,
3,985	Series 2005-HE2, Class M1, VAR, 0.872%, 07/25/35	3,719
15,063	Series 2004-6, Class A3, VAR, 0.952%, 07/25/34	14,216
753	Series 2004-8, Class M2, VAR, 1.082%, 09/25/34	660
1,931	Series 2003-BC12, Class M1, VAR, 1.127%, 11/25/33	1,799
6,427	Series 2004-1, Class M1, VAR, 1.127%, 02/25/34	6,137
660	Series 2003-BC10, Class A4, VAR, 1.152%, 10/25/33	622
5,608	Series 2004-7, Class M1, VAR, 1.202%, 08/25/34	5,289
4,110	Series 2003-BC7, Class M1, VAR, 1.277%, 07/25/33	3,936
1,132	Series 2004-BNC1, Class A5, VAR, 1.392%, 09/25/34	1,085
906	Series 2003-BC3, Class M1, VAR, 1.577%, 04/25/33	885

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,611	Series 2003-BC11, Class M2, VAR, 2.702%, 10/25/33	3,561
980	Series 2004-1, Class M2, VAR, 2.852%, 02/25/34	940
262	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.502%, 04/25/33	255
2,757	VOLT NPL X LLC, Series 2013-NPL4, Class A1, SUB, 3.960%, 11/25/53 (e)	2,769
3,480	VOLT XIX LLC, Series 2013-NPL5, Class A1, SUB, 3.625%, 04/25/55 (e)	3,482
3,337	VOLT XXI LLC, Series 2013-NPL7, Class A1, SUB, 3.625%, 11/25/53 (e)	3,342
2,255	VOLT XXIV LLC, Series 2014-NPL3, Class A2, SUB, 4.750%, 11/25/53 (e)	2,252
	Wells Fargo Home Equity Asset-Backed Securities Trust,
108	Series 2004-2, Class A21B, VAR, 0.572%, 10/25/34	104
2,776	Series 2004-2, Class M1, VAR, 0.752%, 10/25/34	2,682
2,189	Series 2004-2, Class M4, VAR, 1.352%, 10/25/34	2,023
1,289	Series 2004-2, Class M5, VAR, 1.402%, 10/25/34	1,218
461	Series 2004-2, Class M8A, VAR, 3.152%, 10/25/34 (e)	432
461	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	427
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
775	Series 2004-1, Class M2, VAR, 0.782%, 04/25/34	689
1,253	Series 2004-1, Class M4, VAR, 1.302%, 04/25/34	999

	Total Asset-Backed Securities (Cost $422,788)	444,067

Collateralized Mortgage Obligations — 4.4%
	Non-Agency CMO — 4.4%
	United States — 4.4%
	Adjustable Rate Mortgage Trust
9,356	Series 2004-4, Class 4A1, VAR, 2.494%, 03/25/35	9,363
8,731	Series 2004-2, Class 6A1, VAR, 2.495%, 02/25/35	8,755
	Alternative Loan Trust
808	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	824

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
202	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	207
317	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	324
127	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	127
395	Series 2004-4CB, Class 3A1, 5.000%, 04/25/34	410
1,859	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	1,800
264	Series 2003-J1, Class 1A2, 5.250%, 10/25/33	271
785	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	785
2,081	Series 2005-21CB, Class A4, 5.250%, 06/25/35	2,060
1,084	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,047
379	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	347
918	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	943
8,049	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	7,946
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,876
10,331	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	10,253
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	875
3,666	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,472
9,596	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	9,617
6,281	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	6,424
507	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	466
5,221	Series 2005-23CB, Class A15, 5.500%, 07/25/35	5,022
922	Series 2005-J14, Class A3, 5.500%, 12/25/35	835
6,794	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	6,429
1,110	Series 2005-86CB, Class A4, 5.500%, 02/25/36	988
444	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,551	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	2,362
1,463	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	1,314
1,196	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,196
396	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	397
589	Series 2007-25, Class 2A1, 6.000%, 11/25/22	579
2,459	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	2,565
726	Series 2004-27CB, Class A1, 6.000%, 12/25/34	727
2,263	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	2,375
9,260	Series 2005-21CB, Class A17, 6.000%, 06/25/35	9,518
1,564	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,363
693	Series 2006-25CB, Class A2, 6.000%, 10/25/36	645
465	Series 2007-8CB, Class A9, 6.000%, 05/25/37	417
344	Series 2007-19, Class 1A8, 6.000%, 08/25/37	291
1,934	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	1,931
642	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.331%, 06/25/45	625
	Banc of America Alternative Loan Trust
1,466	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,477
464	Series 2005-3, Class 2A1, 5.500%, 04/25/20	479
420	Series 2005-4, Class 3A1, 5.500%, 05/25/20	430
298	Series 2005-6, Class 7A1, 5.500%, 07/25/20	303
142	Series 2005-6, Class 5A4, 5.500%, 07/25/35	131
1,713	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,483
31	Series 2006-4, Class 2A1, 6.000%, 05/25/21	31
1,691	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,415

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
1,431	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,171
	Banc of America Funding Trust
598	Series 2007-4, Class 8A1, 5.500%, 11/25/34	579
7,050	Series 2005-6, Class 1A2, 5.500%, 10/25/35	6,627
1,471	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,446
3,656	Series 2005-7, Class 4A7, 6.000%, 11/25/35	3,758
4,033	Series 2006-A, Class 1A1, VAR, 2.640%, 02/20/36	4,003
	Banc of America Mortgage Trust
1,043	Series 2007-3, Class 1A1, 6.000%, 09/25/37	952
2,253	Series 2004-A, Class 2A2, VAR, 2.679%, 02/25/34	2,241
802	Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1, VAR, 0.312%, 02/25/34	718
1,414	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.157%, 10/25/34	1,130
642	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	631
	Chase Mortgage Finance Trust
2,683	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	2,295
1,815	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,655
539	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	482
22,137	Series 2007-A2, Class 3A1, VAR, 2.587%, 07/25/37	22,042
	CHL Mortgage Pass-Through Trust
471	Series 2005-20, Class A7, 5.250%, 12/25/27	458
936	Series 2005-5, Class A2, 5.500%, 03/25/35	956
593	Series 2005-30, Class A5, 5.500%, 01/25/36	576
384	Series 2007-10, Class A4, 5.500%, 07/25/37	345
437	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	415
4,116	Series 2006-10, Class 1A16, 6.000%, 05/25/36	3,857

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,208	Series 2006-17, Class A2, 6.000%, 12/25/36	1,108
8,210	Series 2006-18, Class 2A4, 6.000%, 12/25/36	7,571
408	Series 2007-2, Class A2, 6.000%, 03/25/37	368
3,267	Series 2007-3, Class A18, 6.000%, 04/25/37	3,009
1,033	Series 2007-13, Class A4, 6.000%, 08/25/37	999
225	Series 2006-15, Class A1, 6.250%, 10/25/36	202
1,341	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,131
3,598	Series 2004-25, Class 2A1, VAR, 0.492%, 02/25/35	3,238
419	Series 2003-27, Class A1, VAR, 2.519%, 06/25/33	413
2,066	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,861
1,696	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.514%, 10/25/35	1,677
	Citigroup Mortgage Loan Trust, Inc.
3,291	Series 2005-9, Class 2A2, 5.500%, 11/25/35	3,265
2,486	Series 2006-8, Class A3, VAR, 0.502%, 10/25/35 (e)	2,028
841	Series 2005-3, Class 2A2A, VAR, 2.564%, 08/25/35	839
2,196	Series 2005-4, Class A, VAR, 5.212%, 08/25/35	2,151
66	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	67
	Credit Suisse First Boston Mortgage Securities Corp.
143	Series 2005-10, Class 12A1, 5.250%, 11/25/20	144
9,260	Series 2005-2, Class 1A2, 5.250%, 01/25/28	9,422
5,445	Series 2005-10, Class 11A1, 5.500%, 11/25/20	5,564
12,685	Series 2004-4, Class 4A1, 5.500%, 08/25/34	13,297
308	Series 2004-8, Class 4A3, 5.500%, 12/25/34	316
1,851	Series 2005-4, Class 3A17, 5.500%, 06/25/35	1,885

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
893	Series 2005-10, Class 5A3, 5.500%, 11/25/35	783
2,090	Series 2004-AR5, Class 6A1, VAR, 2.470%, 06/25/34	2,089
4,405	Series 2004-AR6, Class 7A1, VAR, 2.532%, 10/25/34	4,477
7,203	Series 2004-AR4, Class 4A1, VAR, 2.541%, 05/25/34	7,233
	CSMC Mortgage-Backed Trust
426	Series 2007-3, Class 4A5, 5.000%, 04/25/37	393
1,883	Series 2007-2, Class 3A13, 5.500%, 03/25/37	1,794
144	Series 2006-8, Class 5A1, VAR, 5.580%, 10/25/26	123
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
196	Series 2005-2, Class 2A1, VAR, 0.452%, 03/25/20	181
498	Series 2005-1, Class 2A1, VAR, 5.741%, 02/25/20	515
6,504	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.417%, 08/19/45	5,824
880	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M3, VAR, 3.752%, 04/25/24	826
	First Horizon Alternative Mortgage Securities Trust
371	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	372
1,654	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	1,641
	First Horizon Mortgage Pass-Through Trust
6,781	Series 2005-5, Class 1A6, 5.500%, 10/25/35	6,665
1,416	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,386
1,051	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,058
	GMACM Mortgage Loan Trust
1,815	Series 2004-AR2, Class 3A, VAR, 2.919%, 08/19/34	1,767
1,154	Series 2005-AR1, Class 3A, VAR, 2.962%, 03/18/35	1,136
2,234	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,834
	GSR Mortgage Loan Trust
1,204	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	1,141

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
634	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	679
816	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	841
2,363	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	2,209
3,827	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	3,577
1,356	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,296
362	Series 2005-AR3, Class 6A1, VAR, 2.601%, 05/25/35	335
672	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.467%, 08/19/45	620
	Impac CMB Trust
1,083	Series 2005-1, Class 1A1, VAR, 0.672%, 04/25/35	990
1,132	Series 2005-4, Class 1A1A, VAR, 0.692%, 05/25/35	1,042
597	Series 2004-10, Class 3A1, VAR, 0.852%, 03/25/35	572
2,507	Series 2004-5, Class 1A1, VAR, 0.872%, 10/25/34	2,428
7,071	Series 2004-9, Class 1A1, VAR, 0.912%, 01/25/35	6,379
4,800	Series 2004-6, Class 1A2, VAR, 0.932%, 10/25/34	4,486
913	Series 2004-5, Class 1M2, VAR, 1.022%, 10/25/34	832
1,723	Series 2004-7, Class 1A2, VAR, 1.072%, 11/25/34	1,604
659	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	642
2,289	IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, VAR, 0.452%, 07/25/35	2,028
982	IndyMac INDX Mortgage Loan Trust, Series 2005-AR3, Class 3A1, VAR, 2.476%, 04/25/35	943
	JP Morgan Mortgage Trust
437	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	430
399	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	399
292	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	292
458	Series 2004-A6, Class 1A1, VAR, 2.418%, 12/25/34	449

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
1,093	Series 2007-A1, Class 2A2, VAR, 2.502%, 07/25/35	1,088
1,340	Series 2005-A3, Class 6A6, VAR, 2.565%, 06/25/35	1,338
570	Series 2005-A8, Class 1A1, VAR, 5.040%, 11/25/35	540
3,113	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	2,826
	Lehman XS Trust
9,782	Series 2005-7N, Class 1A1A, VAR, 0.422%, 12/25/35	8,709
14,468	Series 2005-5N, Class 3A1A, VAR, 0.452%, 11/25/35	12,796
	MASTR Alternative Loan Trust
1,941	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,797
1,184	Series 2005-3, Class 1A1, 5.500%, 04/25/35	1,200
1,959	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,743
612	Series 2005-5, Class 3A1, 5.750%, 08/25/35	539
3,510	Series 2004-12, Class 3A1, 6.000%, 12/25/34	3,709
1,135	Series 2004-8, Class 1A1, 6.500%, 09/25/34	1,210
	Merrill Lynch Mortgage Investors Trust
910	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	832
394	Series 2005-1, Class 2A1, VAR, 2.127%, 04/25/35	373
	Morgan Stanley Mortgage Loan Trust
392	Series 2005-4, Class 1A, 5.000%, 08/25/35	397
3,553	Series 2006-2, Class 1A, 5.250%, 02/25/21	3,424
1,093	Series 2004-8AR, Class 4A1, VAR, 2.429%, 10/25/34	1,084
1,537	Series 2004-9, Class 1A, VAR, 5.631%, 11/25/34	1,524
10,886	MortgageIT Trust, Series 2005-3, Class A1, VAR, 0.452%, 08/25/35	10,367
322	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	330
	RALI Trust
182	Series 2003-QS20, Class CB, 5.000%, 11/25/18	187

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,190	Series 2005-QS6, Class A1, 5.000%, 05/25/35	4,882
323	Series 2005-QS2, Class A1, 5.500%, 02/25/35	320
195	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	187
2,390	Series 2005-QS17, Class A3, 6.000%, 12/25/35	2,072
4,544	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,867
875	Series 2004-QS15, Class A2, VAR, 0.552%, 11/25/34	837
4,247	Series 2004-QA3, Class CB2, VAR, 3.475%, 08/25/34	4,344
	Residential Asset Securitization Trust
641	Series 2004-A6, Class A1, 5.000%, 08/25/19	658
822	Series 2004-A8, Class A1, 5.250%, 11/25/34	851
6,607	Series 2005-A3, Class A2, 5.500%, 04/25/35	6,005
303	Series 2005-A14, Class A1, 5.500%, 12/25/35	264
4,152	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	3,811
	RFMSI Trust
1,434	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	1,454
1,112	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	1,144
400	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	391
396	Series 2005-S7, Class A6, 5.500%, 11/25/35	401
116	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	115
2,808	Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 5A1, VAR, 1.575%, 03/25/46	2,353
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
11,380	Series 2004-10, Class 1A1, VAR, 5.426%, 06/25/34	11,799
1,193	Series 2003-35, Class B1, VAR, 5.547%, 12/25/33	989
988	Structured Asset Securities Corp. Trust, Series 2005-6, Class 2A3, 5.500%, 05/25/35	1,016

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
	WaMu Mortgage Pass-Through Certificates Trust
98	Series 2005-AR15, Class A1A1, VAR, 0.412%, 11/25/45	91
2,795	Series 2004-AR10, Class A1B, VAR, 0.572%, 07/25/44	2,684
945	Series 2006-AR2, Class 1A1, VAR, 2.332%, 03/25/36	875
5,444	Series 2005-AR14, Class 1A3, VAR, 2.357%, 12/25/35	5,247
3,370	Series 2005-AR14, Class 1A4, VAR, 2.357%, 12/25/35	3,259
2,035	Series 2005-AR16, Class 1A1, VAR, 2.359%, 12/25/35	1,932
690	Series 2005-AR7, Class A3, VAR, 2.364%, 08/25/35	671
237	Series 2005-AR18, Class 1A3A, VAR, 2.374%, 01/25/36	234
3,050	Series 2005-AR5, Class A6, VAR, 2.381%, 05/25/35	3,041
3,825	Series 2004-AR11, Class A, VAR, 2.425%, 10/25/34	3,802
1,934	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,800
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
3,457	Series 2005-1, Class 1A3, 5.500%, 03/25/35	3,400
1,491	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,383
2,373	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	2,248
3,320	Series 2007-1, Class 2A1, 6.000%, 01/25/22	3,230
481	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	387
	Wells Fargo Mortgage Backed Securities Trust
336	Series 2005-AR2, Class 2A2, VAR, 2.614%, 03/25/35	341
788	Series 2005-AR11, Class 1A1, VAR, 2.615%, 06/25/35	781
	Wells Fargo Mortgage-Backed Securities Trust
2,152	Series 2006-5, Class 1A5, 5.250%, 04/25/36	2,153
61	Series 2007-5, Class 2A3, 5.500%, 05/25/22	63
706	Series 2005-10, Class A2, 5.500%, 10/25/35	730

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,661	Series 2006-4, Class 1A9, 5.750%, 04/25/36	3,779
818	Series 2007-2, Class 1A13, 6.000%, 03/25/37	795
1,431	Series 2007-15, Class A1, 6.000%, 11/25/37	1,426
4,150	Series 2005-AR16, Class 6A3, VAR, 2.606%, 10/25/35	4,159
932	Series 2005-AR4, Class 2A2, VAR, 2.610%, 04/25/35	942
5,622	Series 2005-AR8, Class 1A1, VAR, 2.613%, 06/25/35	5,706
2,862	Series 2005-AR10, Class 1A1, VAR, 2.614%, 06/25/35	2,901
763	Series 2006-AR2, Class 2A3, VAR, 2.615%, 03/25/36	760
604	Series 2004-DD, Class 2A6, VAR, 2.615%, 01/25/35	601
4,541	Series 2006-AR6, Class 5A1, VAR, 2.615%, 03/25/36	4,490
4,008	Series 2005-AR5, Class 1A1, VAR, 2.615%, 04/25/35	4,001
14,154	Series 2004-DD, Class 1A1, VAR, 2.615%, 01/25/35	14,152
1,045	Series 2004-Q, Class 1A2, VAR, 2.615%, 09/25/34	1,054
666	Series 2005-AR16, Class 7A1, VAR, 5.212%, 10/25/35	659
886	Series 2006-AR19, Class A3, VAR, 5.459%, 12/25/36	864

	Total Collateralized Mortgage Obligations (Cost $490,656)	503,537

Commercial Mortgage-Backed Securities — 0.4%
	United States — 0.4%
2,600	Banc of America Commercial Mortgage Trust, Series 2006-2, Class B, VAR, 5.765%, 05/10/45	2,683
	Bear Stearns Commercial Mortgage Securities Trust,
2,350	Series 2006-PW13, Class AJ, 5.611%, 09/11/41	2,430
3,055	Series 2007-PW16, Class AJ, VAR, 5.707%, 06/11/40	3,125
2,080	Series 2007-PW17, Class AJ, VAR, 5.894%, 06/11/50	2,107
4,150	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	4,266

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — continued
	United States — continued
2,410	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	2,460
	Morgan Stanley Capital I Trust,
3,018	Series 2005-HQ7, Class C, 5.207%, 11/14/42	3,039
5,225	Series 2007-HQ11, Class AJ, 5.508%, 02/12/44	5,467
1,450	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	1,491
3,480	Series 2006-HQ8, Class C, VAR, 5.492%, 03/12/44	3,521
2,922	Series 2007-HQ11, Class D, VAR, 5.538%, 02/12/44	2,923
1,725	Series 2006-HQ9, Class AJ, VAR, 5.862%, 07/12/44	1,727
	Wachovia Bank Commercial Mortgage Trust,
4,775	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	4,959
2,650	Series 2007-C33, Class B, VAR, 5.941%, 02/15/51	2,684
2,075	Series 2007-C33, Class AJ, VAR, 5.941%, 02/15/51	2,181
2,500	Series 2007-C34, Class AJ, VAR, 5.950%, 05/15/46	2,573

	Total Commercial Mortgage-Backed Securities (Cost $48,033)	47,636

SHARES
Common Stocks — 46.1%
	Australia — 1.7%
1,056	Australia & New Zealand Banking Group Ltd.	31,254
340	BHP Billiton plc	8,789
10,715	Dexus Property Group (m)	11,453
8,105	Goodman Group (m)	39,570
9,599	Mirvac Group (m)	15,228
3,905	Scentre Group (a) (m)	12,455
1,516	Suncorp Group Ltd.	19,723
5,174	Transurban Group	37,053
3,134	Westfield Corp. (m)	22,021

		197,546

	Belgium — 0.3%
175	Belgacom S.A.	6,606
40	Groupe Bruxelles Lambert S.A.	3,601
147	Solvay S.A.	20,071
62	Warehouses De Pauw S.C.A. (m)	4,395

		34,673

SHARES	SECURITY DESCRIPTION	VALUE

	Bermuda — 0.0% (g)
52	Validus Holdings Ltd.	2,052

	Brazil — 0.6%
313	AES Tiete S.A.	1,889
4,534	AMBEV S.A., ADR	30,289
782	Banco do Brasil S.A.	8,754
466	CCR S.A.	3,471
347	Cielo S.A.	5,698
181	Embraer S.A., ADR	7,001
437	Tractebel Energia S.A.	5,957
320	Vale S.A., ADR	2,802

		65,861

	Canada — 0.7%
474	Allied Properties Real Estate Investment Trust (m)	14,969
233	Artis Real Estate Investment Trust (m)	3,258
565	Bank of Nova Scotia (The) (m)	34,621
308	Canadian Apartment Properties REIT (m)	6,834
62	Canadian Real Estate Investment Trust (m)	2,714
319	H&R Real Estate Investment Trust (m)	6,355
498	RioCan Real Estate Investment Trust (m)	11,741

		80,492

	China — 0.9%
16,124	Bank of China Ltd., Class H	7,718
10,708	China Construction Bank Corp., Class H	7,989
2,910	China Shenhua Energy Co., Ltd., Class H	8,202
3,922	CNOOC Ltd.	6,141
12,073	Industrial & Commercial Bank of China Ltd., Class H	8,016
2,106	Jiangsu Expressway Co., Ltd., Class H	2,353
1,521	MGM China Holdings Ltd.	4,889
14,562	PetroChina Co., Ltd., Class H	18,231
11,002	Wynn Macau Ltd.	39,773
2,442	Zhejiang Expressway Co., Ltd., Class H	2,463

		105,775

	Denmark — 0.1%
942	TDC A/S	7,195
47	Tryg A/S	5,123

		12,318

	Finland — 0.8%
191	Elisa OYJ	5,250
216	Fortum OYJ	5,004
135	Kone OYJ, Class B	5,821
283	Neste Oil OYJ	6,115

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Finland — continued
845	Nokia OYJ	7,062
152	Orion OYJ, Class B	5,182
131	Sampo OYJ, Class A	6,262
580	Stora Enso OYJ, Class R	4,790
944	Technopolis OYJ	4,801
2,572	UPM-Kymmene OYJ	40,805

		91,092

	France — 2.8%
1,499	AXA S.A.	34,620
245	CNP Assurances	4,583
377	Credit Agricole S.A.	5,583
778	Electricite de France S.A.	22,984
53	Fonciere Des Regions (m)	4,863
78	Gaztransport Et Technigaz S.A.	4,378
1,804	GDF Suez	43,809
39	Gecina S.A. (m)	5,266
103	ICADE (m)	8,214
80	Klepierre (m)	3,458
177	Lagardere S.C.A	4,298
509	Orange S.A.	8,101
370	Schneider Electric SE	29,159
180	SCOR SE	5,503
86	Societe Generale S.A.	4,142
284	Suez Environnement Co.	4,788
268	Total S.A.	16,001
289	Unibail-Rodamco SE (m)	74,083
287	Veolia Environnement S.A.	4,774
539	Vinci S.A.	30,777

		319,384

	Germany — 1.3%
66	Allianz SE	10,472
769	Alstria Office REIT-AG (a) (m)	9,548
78	Axel Springer SE	4,298
750	Daimler AG	58,447
1,319	Deutsche Post AG	41,526
563	Deutsche Telekom AG	8,492
58	Hannover Rueck SE	4,872
38	Muenchener Rueckversicherungs- Gesellschaft AG	7,421
103	ProSiebenSat.1 Media AG	4,173
744	Telefonica Deutschland Holding AG (a)	3,661

		152,910

SHARES	SECURITY DESCRIPTION	VALUE

	Hong Kong — 0.7%
721	China Mobile Ltd.	8,965
434	Hang Seng Bank Ltd.	7,349
1,033	Hongkong Land Holdings Ltd.	7,204
2,013	Hutchison Whampoa Ltd.	25,526
2,455	Link REIT (The) (m)	14,434
4,120	New World Development Co., Ltd.	5,179
2,046	SJM Holdings Ltd.	4,324
291	VTech Holdings Ltd.	3,642
955	Wharf Holdings Ltd. (The)	7,063

		83,686

	Hungary — 0.0% (g)
350	OTP Bank plc	5,804

	India — 0.1%
1,560	Coal India Ltd.	9,408

	Indonesia — 0.1%
1,144	Indo Tambangraya Megah Tbk PT	2,006
10,696	Perusahaan Gas Negara Persero Tbk PT	5,269
44,904	Telekomunikasi Indonesia Persero Tbk PT	10,227

		17,502

	Ireland — 0.3%
494	Accenture plc, Class A	40,106

	Italy — 0.7%
217	Atlantia S.p.A.	5,136
2,756	Eni S.p.A.	58,707
979	Snam S.p.A.	5,293
1,033	Terna Rete Elettrica Nazionale S.p.A.	5,206
1,330	UnipolSai S.p.A.	3,577

		77,919

	Japan — 2.5%
2	GLP J-Reit (m)	2,516
733	Japan Airlines Co., Ltd.	19,693
3	Japan Logistics Fund, Inc. (m)	6,824
1	Japan Real Estate Investment Corp. (m)	3,765
1,243	Japan Tobacco, Inc. (m)	42,396
156	Mitsubishi Estate Co., Ltd.	3,974
9,476	Mitsubishi UFJ Financial Group, Inc.	55,239
2,100	Mitsui & Co., Ltd.	31,701
227	Mitsui Fudosan Co., Ltd.	7,302
3	Nippon Prologis REIT, Inc. (m)	7,310
437	Nippon Telegraph & Telephone Corp.	27,190
5	Orix JREIT, Inc. (m)	6,402
487	Seven & I Holdings Co., Ltd.	19,024
1,007	Toyota Motor Corp.	60,568

		293,904

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Luxembourg — 0.0% (g)
99	SES S.A.	3,426

	Malaysia — 0.0% (g)
923	Lafarge Malaysia Bhd	2,940

	Mexico — 0.1%
2,834	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	6,559

	Netherlands — 1.2%
218	Delta Lloyd N.V.	4,960
197	Koninklijke Ahold N.V.	3,304
152	NN Group N.V. (a)	4,349
2,495	Royal Dutch Shell plc, Class A	89,118
672	Royal Dutch Shell plc, Class B	24,831
217	Vastned Retail N.V. (m)	9,899

		136,461

	Norway — 0.5%
289	Gjensidige Forsikring ASA	5,247
442	Orkla ASA	3,379
1,648	Statoil ASA	37,716
261	Telenor ASA	5,874

		52,216

	Poland — 0.1%
56	Powszechny Zaklad Ubezpieczen S.A.	8,449

	Portugal — 0.0% (g)
1,227	EDP - Energias de Portugal S.A.	5,279

	Qatar — 0.1%
122	Industries Qatar QSC	6,370

	Russia — 0.4%
142	Lukoil OAO, ADR	6,971
1,104	MMC Norilsk Nickel OJSC, ADR	20,604
36	MMC Norilsk Nickel OJSC, ADR	667
467	Mobile Telesystems OJSC, ADR	6,683
313	PhosAgro OAO, Reg. S, GDR	3,349
948	Sberbank of Russia, ADR	7,217
76	Severstal OAO, GDR	806
274	Severstal OAO, Reg. S, GDR	2,899

		49,196

	Singapore — 0.6%
2,150	Ascendas Real Estate Investment Trust (m)	3,734
8,973	CapitaCommercial Trust (m)	11,667
1,695	CapitaLand Ltd.	4,185
1,231	Global Logistic Properties Ltd.	2,638
8,308	Hutchison Port Holdings Trust, Class U	5,610
13,033	Singapore Telecommunications Ltd.	38,360

		66,194

SHARES	SECURITY DESCRIPTION	VALUE

	South Africa — 0.7%
721	AVI Ltd.	4,699
581	Barclays Africa Group Ltd.	9,183
370	Bidvest Group Ltd. (The)	10,196
627	Foschini Group Ltd. (The)	7,090
429	Imperial Holdings Ltd.	7,395
656	Investec plc	6,011
1,945	Life Healthcare Group Holdings Ltd.	7,356
1,322	MTN Group Ltd.	29,274
68	Sasol Ltd.	3,398

		84,602

	South Korea — 0.4%
253	Kangwon Land, Inc.	8,275
98	KT&G Corp.	8,696
876	SK Telecom Co., Ltd., ADR	24,355

		41,326

	Spain — 0.8%
176	Abertis Infraestructuras S.A.	3,680
936	CaixaBank S.A.	5,114
168	Enagas S.A.	5,635
261	Ferrovial S.A.	5,342
171	Gas Natural SDG S.A.	4,948
1,073	Iberdrola S.A.	7,593
1,256	Mapfre S.A.	4,306
59	Red Electrica Corp. S.A.	5,154
1,656	Repsol S.A.	37,000
648	Telefonica S.A.	9,758

		88,530

	Sweden — 1.0%
1,111	Electrolux AB, Series B	31,468
78	Investor AB, Class B (m)	2,790
615	Nordea Bank AB	7,912
483	Securitas AB, Class B	5,345
518	Skandinaviska Enskilda Banken AB, Class A	6,654
266	Skanska AB, Class B	5,421
149	Svenska Handelsbanken AB, Class A	7,131
1,160	Swedbank AB, Class A	30,750
21	Swedish Match AB	691
494	Tele2 AB, Class B	6,279
612	Telefonaktiebolaget LM Ericsson, Class B	7,230

		111,671

	Switzerland — 2.0%
46	Baloise Holding AG	5,765
10	Banque Cantonale Vaudoise	5,371

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Switzerland — continued
87	Cembra Money Bank AG	4,906
559	Nestle S.A.	41,000
487	Novartis AG	45,158
218	Roche Holding AG	64,276
71	Swiss Prime Site AG (a)	5,383
550	Swiss Re AG (a)	44,484
5	Swisscom AG	2,873
28	Zurich Insurance Group AG (a)	8,560

		227,776

	Taiwan — 1.1%
2,370	Asustek Computer, Inc.	24,198
2,805	Cheng Shin Rubber Industry Co., Ltd.	6,551
1,622	Delta Electronics, Inc.	9,731
1,527	Far EasTone Telecommunications Co., Ltd.	3,379
305	MediaTek, Inc.	4,356
1,134	Novatek Microelectronics Corp.	5,870
974	President Chain Store Corp.	7,297
6,818	Quanta Computer, Inc.	17,164
1,210	Radiant Opto-Electronics Corp.	4,228
17,492	Siliconware Precision Industries Co.	24,953
486	Simplo Technology Co., Ltd.	2,364
2,426	Taiwan Mobile Co., Ltd.	7,873
489	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,763
1,021	Tripod Technology Corp.	1,911

		130,638

	Thailand — 0.2%
1,425	Advanced Info Service PCL	10,465
1,361	Bangkok Expressway PCL	1,588
663	Siam Cement PCL (The)	9,214

		21,267

	Turkey — 0.2%
888	Arcelik A.S.	5,449
1,652	Eregli Demir ve Celik Fabrikalari TAS	3,444
902	Tofas Turk Otomobil Fabrikasi A.S.	5,662
363	Tupras Turkiye Petrol Rafinerileri A.S.	7,870
1,274	Turk Telekomunikasyon A.S.	3,659

		26,084

	United Arab Emirates — 0.0% (g)
1,119	First Gulf Bank PJSC	5,634

	United Kingdom — 5.1%
235	Admiral Group plc	5,021
310	Anglo American plc	6,543

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
729	AstraZeneca plc	53,238
2,412	Aviva plc	20,172
861	BAE Systems plc (m)	6,342
2,628	Barclays plc	10,107
2,243	BP plc (m)	16,140
244	British American Tobacco plc	13,857
2,703	British Land Co. plc (The) (m)	31,563
400	British Sky Broadcasting Group plc	5,665
1,500	BT Group plc	8,841
624	Cobham plc	2,908
436	Compass Group plc	7,035
7,373	Direct Line Insurance Group plc	32,614
1,977	GlaxoSmithKline plc	44,707
1,832	Hammerson plc (m)	17,994
6,153	HSBC Holdings plc	62,729
186	Imperial Tobacco Group plc	8,064
468	Inmarsat plc	5,138
141	InterContinental Hotels Group plc	5,357
888	Intu Properties plc	4,846
1,820	ITV plc	5,914
1,727	Legal & General Group plc	6,400
642	National Grid plc	9,524
53	Next plc	5,457
1,872	Old Mutual plc	5,814
1,409	Persimmon plc (a)	33,101
199	Rio Tinto plc	9,484
3,432	Safestore Holdings plc	11,421
2,603	Segro plc (m)	15,861
167	Severn Trent plc	5,332
264	SSE plc	6,755
908	Standard Life plc	5,733
853	TUI Travel plc	5,452
359	Unilever plc	14,455
388	United Utilities Group plc	5,321
21,656	Vodafone Group plc	72,015

		586,920

	United States — 18.0%
83	3M Co.	12,836
198	AbbVie, Inc.	12,580
180	Altria Group, Inc.	8,686
242	Analog Devices, Inc.	11,985
369	Apple, Inc. (m)	39,887
2,096	Applied Materials, Inc.	46,305
70	Arthur J. Gallagher & Co.	3,332

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — continued
		United States — continued
86		Automatic Data Processing, Inc.	6,995
116		AvalonBay Communities, Inc. (m)	18,124
185		Aviv REIT, Inc. (m)	6,254
187		BB&T Corp.	7,099
146		Boston Properties, Inc. (m)	18,442
531		Bristol-Myers Squibb Co.	30,927
701		CenterPoint Energy, Inc.	17,216
660		Chevron Corp.	79,114
131		Cincinnati Financial Corp.	6,606
76		Cinemark Holdings, Inc.	2,686
757		CME Group, Inc.	63,440
231		CMS Energy Corp.	7,556
388		Coca-Cola Co. (The)	16,265
469		Comcast Corp., Class A	25,961
205		ConocoPhillips	14,823
1		Constar International, Inc., ADR (a) (i)	—
389		Corporate Office Properties Trust (m)	10,643
41		Cullen/Frost Bankers, Inc.	3,346
1,656		DCT Industrial Trust, Inc. (m)	14,191
674		DDR Corp. (m)	12,230
344		DiamondRock Hospitality Co. (m)	4,929
413		Dominion Resources, Inc.	29,474
710		Dow Chemical Co. (The)	35,078
88		DTE Energy Co.	7,209
5		Dynegy, Inc. (a)	152
109		Edison International	6,804
528		Equity One, Inc. (m)	12,665
194		Extra Space Storage, Inc. (m)	11,260
126		Fidelity National Information Services, Inc.	7,335
1,042		Freeport-McMoRan, Inc.	29,687
158		Gap, Inc. (The)	5,999
—	(h)	General Maritime Corp. (a) (i)	4
176		HCP, Inc. (m)	7,726
207		Health Care REIT, Inc. (m)	14,706
181		Healthcare Realty Trust, Inc. (m)	4,796
86		Hershey Co. (The)	8,216
390		Highwoods Properties, Inc. (m)	16,715
829		Home Depot, Inc. (The)	80,876
130		Honeywell International, Inc. (m)	12,528
160		Illinois Tool Works, Inc.	14,529
906		Johnson & Johnson	97,624
105		Kilroy Realty Corp. (m)	7,086
475		KLA-Tencor Corp.	37,629
141		L Brands, Inc.	10,186
621		LaSalle Hotel Properties (m)	24,342

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
898		Liberty Property Trust (m)	31,228
693		Lorillard, Inc.	42,627
43		M&T Bank Corp.	5,259
221		Macerich Co. (The) (m)	15,566
47		Marathon Petroleum Corp.	4,259
1,319		Merck & Co., Inc.	76,413
481		MetLife, Inc.	26,076
2,360		Microsoft Corp.	110,794
286		Mid-America Apartment Communities, Inc. (m)	20,223
384		Molson Coors Brewing Co., Class B	28,534
306		Mondelez International, Inc., Class A	10,793
1,122		Morgan Stanley	39,220
560		National Retail Properties, Inc. (m)	21,340
3		Neebo, Inc. (a) (i)	18
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	84
18		New Holdco (a) (i)	1,583
384		NextEra Energy, Inc.	38,452
366		NiSource, Inc.	15,415
113		Northern Trust Corp.	7,476
148		Occidental Petroleum Corp.	13,197
237		Omega Healthcare Investors, Inc. (m)	9,032
122		Omnicom Group, Inc.	8,733
688		PACCAR, Inc.	44,947
272		Parkway Properties, Inc. (m)	5,456
633		Pfizer, Inc.	18,951
57		Philip Morris International, Inc.	5,055
146		PNC Financial Services Group, Inc. (The)	12,570
30		PPG Industries, Inc.	6,194
182		Procter & Gamble Co. (The)	15,854
368		Prologis, Inc. (m)	15,319
378		QUALCOMM, Inc.	29,700
262		Realty Income Corp. (m)	12,069
134		Sempra Energy	14,728
160		Simon Property Group, Inc. (m)	28,644
22		Snap-on, Inc.	2,965
3		Somerset Cayuga Holding Co., Inc. (a) (i)	81
1,158		Spirit Realty Capital, Inc. (m)	13,778
147		T. Rowe Price Group, Inc.	12,031
185		Texas Instruments, Inc.	9,202
48		Time Warner Cable, Inc.	7,021
986		Time Warner, Inc.	78,359
174		Travelers Cos., Inc. (The)	17,556
112		U.S. Bancorp	4,755
2		U.S. Concrete, Inc. (a)	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
371	United Technologies Corp.	39,734
537	Verizon Communications, Inc.	27,024
527	Verizon Communications, Inc.	26,491
121	Vornado Realty Trust (m)	13,192
337	Weingarten Realty Investors (m)	12,223
1,566	Wells Fargo & Co.	83,125
69	Williams Cos., Inc. (The)	3,857
95	Williams-Sonoma, Inc.	6,189

		2,078,518

	Total Common Stocks (Cost $4,874,083)	5,330,488

PRINCIPAL/UNIT AMOUNT
Convertible Bonds — 1.4%
	Bermuda — 0.0% (g)
2,909	Energy XXI Bermuda Ltd., 3.000%, 12/15/18 (e)	2,067

	Cayman Islands — 0.1%
4,800	China Overseas Finance Investment Cayman IV Ltd., Reg. S, Zero Coupon, 02/04/21	5,094
HKD10,000	Hengan International Group Co. Ltd., Reg. S, Zero Coupon, 06/27/18	1,322
1,400	Qihoo 360 Technology Co., Ltd., 1.750%, 08/15/21 (e)	1,275
1,279	SINA Corp., 1.000%, 12/01/18 (e)	1,170
946	SouFun Holdings Ltd., 2.000%, 12/15/18 (e)	870

		9,731

	Cyprus — 0.0% (g)
5,800	Holdgrove Ltd., Reg. S, 1.000%, 09/24/17	5,788

	France — 0.1%
EUR16,708 Units	Alcatel-Lucent, Reg. S, 0.125%, 01/30/20	757
EUR962	AXA S.A., 3.750%, 01/01/17	3,320
EUR 2,827	CGG S.A., Reg. S, 1.250%, 01/01/19	860
EUR2,930	Nexans S.A., Reg. S, 2.500%, 01/01/19	2,552

		7,489

	Hungary — 0.1%
EUR4,600	Magyar Nemzeti Vagyonkezelo Zrt, Reg. S, 3.375%, 04/02/19	5,934

	Luxembourg — 0.1%
EUR2,350	Kloeckner & Co. Financial Services S.A., Reg. S, 2.500%, 12/22/17	2,904
6,000	Subsea 7 S.A., Reg. S, 1.000%, 10/05/17	5,535

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
EUR3,400	Telecom Italia Finance S.A., Reg. S, 6.125%, 11/15/16	5,138

		13,577

	Mauritius — 0.0% (g)
800	Golden Agri-Resources Ltd., Reg. S, 2.500%, 10/04/17	778

	Netherlands — 0.1%
EUR 1,000	Amorim Energia B.V., Reg. S, 3.375%, 06/03/18	1,324
1,200	STMicroelectronics N.V., Zero Coupon, 07/03/19	1,109
EUR 5,300	Volkswagen International Finance N.V., 5.500%, 11/09/15 (e)	7,027
1,481	Yandex N.V., 1.125%, 12/15/18 (e)	1,353

		10,813

	Singapore — 0.1%
SGD 12,750	CapitaLand Ltd., Reg. S, 1.850%, 06/19/20	9,406

	South Africa — 0.0% (g)
ZAR 106 Units	Shoprite Investments Pty Ltd., Reg. S, 6.500%, 04/03/17	1,024

	Spain — 0.1%
EUR 2,100	Abengoa S.A., 4.500%, 02/03/17	2,734
EUR 3,800	CaixaBank S.A., Reg. S, 4.500%, 11/22/16	4,560
EUR 3,000	OHL Investments S.A., Reg. S, 4.000%, 04/25/18	4,001

		11,295

	Taiwan — 0.0% (g)
1,300	AU Optronics Corp., Reg. S, Zero Coupon, 10/13/15	1,443

	United Arab Emirates — 0.0% (g)
2,800	DP World Ltd., 1.750%, 06/19/24	2,968

	United Kingdom — 0.1%
GBP 600	Balfour Beatty Finance No.2 Ltd., Reg. S, 1.875%, 12/03/18	816
3,800	Newford Capital Ltd., Zero Coupon, 05/12/16	4,057
3,100	Salamander Energy plc, 5.000%, 03/30/15	3,069
2,200	Vedanta Resources Jersey Ltd., Reg. S, 5.500%, 07/13/16	2,205

		10,147

	United States — 0.6%
2,645	American Realty Capital Properties, Inc., 3.750%, 12/15/20	2,404

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — continued
	United States — continued
	Ares Capital Corp.,
1,896	4.750%, 01/15/18	1,969
4,095	4.875%, 03/15/17	4,259
3,192	CenterPoint Energy, Inc., SUB, 3.719%, 09/15/29 (a)	2,017
	Chesapeake Energy Corp.,
3,818	2.250%, 12/15/38	3,618
6,514	2.500%, 05/15/37	6,457
720	Colony Financial, Inc., 3.875%, 01/15/21	704
1,700	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	1,615
8,360	Intel Corp., 2.950%, 12/15/35	10,690
855	Jarden Corp., 1.125%, 03/15/34 (e)	914
1,791	Liberty Interactive LLC, 4.000%, 11/15/29	1,146
3,725	Liberty Media Corp., 1.375%, 10/15/23 (e)	3,713
2,646	Meritor, Inc., SUB, 4.000%, 02/15/27	2,739
1,558	Micron Technology, Inc., Series G, 3.000%, 11/15/43	2,004
1,348	Navistar International Corp., 4.750%, 04/15/19 (e)	1,342
1,421	Nuance Communications, Inc., 2.750%, 11/01/31	1,386
	Omnicare, Inc.,
1,345	3.250%, 12/15/35	1,426
506	3.500%, 02/15/44	574
2,087	Priceline Group, Inc. (The), 0.900%, 09/15/21 (e)	2,002
	Prospect Capital Corp.,
3,261	5.750%, 03/15/18	3,338
3,780	5.875%, 01/15/19	3,875
60	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	–
3,006	Redwood Trust, Inc., 4.625%, 04/15/18	2,985
2,200	RTI International Metals, Inc., 1.625%, 10/15/19	2,105
1,528	SEACOR Holdings, Inc., 3.000%, 11/15/28 (e)	1,462
	Spirit Realty Capital, Inc.,
1,425	2.875%, 05/15/19	1,407
1,414	3.750%, 05/15/21	1,403
410	Starwood Property Trust, Inc., 4.550%, 03/01/18	435
2,151	Tesla Motors, Inc., 1.250%, 03/01/21	2,048
1,458	Twitter, Inc., 1.000%, 09/15/21 (e)	1,321
116	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	266

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,507	Yahoo!, Inc., Zero Coupon, 12/01/18 (e)	2,703

		74,327

	Total Convertible Bonds (Cost $168,680)	166,787

Corporate Bonds — 27.6%
	Australia — 0.2%
564	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	586
	FMG Resources August 2006 Pty Ltd.,
411	6.875%, 02/01/18 (e)	421
2,212	6.875%, 04/01/22 (e)	2,284
12,153	8.250%, 11/01/19 (e)	12,609
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,568

		17,468

	Austria — 0.0% (g)
200	Sappi Papier Holding GmbH, 8.375%, 06/15/19 (e)	217

	Azerbaijan — 0.0% (g)
3,650	State Oil Co. of the Azerbaijan Republic, Reg. S, 4.750%, 03/13/23	3,632

	Bahamas — 0.0% (g)
2,915	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	3,061

	Belgium — 0.0% (g)
NOK 4,000	Exmar N.V., Reg. S, VAR, 6.150%, 07/07/17	589

	Bermuda — 0.1%
	Aircastle Ltd.,
3,400	6.750%, 04/15/17	3,638
5,195	7.625%, 04/15/20	5,844
3,730	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	3,758
425	Fly Leasing Ltd., 6.750%, 12/15/20	438
843	Seadrill Ltd., 6.625%, 09/15/20 (e)	777
1,857	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	2,010

		16,465

	Brazil — 0.1%
6,884	Banco Daycoval S.A., Reg. S, 5.750%, 03/19/19	7,066
680	Samarco Mineracao S.A., 5.750%, 10/24/23 (e)	706
5,210	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	5,365

		13,137

	Canada — 1.1%
1,145	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	1,161
	Baytex Energy Corp.,
859	5.125%, 06/01/21 (e)	838
359	5.625%, 06/01/24 (e)	346

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Canada — continued
	Bombardier, Inc.,
1,150	4.750%, 04/15/19 (e)	1,182
648	6.125%, 01/15/23 (e)	667
1,200	7.500%, 03/15/18 (e)	1,332
5,963	7.750%, 03/15/20 (e)	6,619
987	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	1,049
580	Cascades, Inc., 5.500%, 07/15/22 (e)	573
380	Catamaran Corp., 4.750%, 03/15/21	377
	First Quantum Minerals Ltd.,
1,662	6.750%, 02/15/20 (e)	1,608
1,197	7.000%, 02/15/21 (e)	1,174
600	7.250%, 10/15/19 (e)	597
1,329	7.250%, 05/15/22 (e)	1,296
2,265	Garda World Security Corp., 7.250%, 11/15/21 (e)	2,254
671	HudBay Minerals, Inc., 9.500%, 10/01/20	705
2,175	Jupiter Resources, Inc., 8.500%, 10/01/22 (e)	1,919
570	KGHM International Ltd., 7.750%, 06/15/19 (e)	604
	Kodiak Oil & Gas Corp.,
489	5.500%, 01/15/21	497
563	5.500%, 02/01/22	574
3,200	8.125%, 12/01/19	3,440
	Lundin Mining Corp.,
1,280	7.500%, 11/01/20 (e)	1,334
1,125	7.875%, 11/01/22 (e)	1,170
2,220	Masonite International Corp., 8.250%, 04/15/21 (e)	2,375
978	Mattamy Group Corp., 6.500%, 11/15/20 (e)	990
	MEG Energy Corp.,
7,018	6.375%, 01/30/23 (e)	6,948
650	6.500%, 03/15/21 (e)	644
3,860	7.000%, 03/31/24 (e)	3,879
	New Gold, Inc.,
2,000	6.250%, 11/15/22 (e)	1,955
454	7.000%, 04/15/20 (e)	461
1,017	Norbord, Inc., 5.375%, 12/01/20 (e)	999
	NOVA Chemicals Corp.,
685	5.000%, 05/01/25 (e)	707
1,430	5.250%, 08/01/23 (e)	1,495
3,250	Novelis, Inc., 8.750%, 12/15/20	3,547
2,230	Pacific Rubiales Energy Corp., 5.375%, 01/26/19 (e)	2,236

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24 (e)	1,253
210	6.500%, 12/15/21	215
885	6.625%, 11/15/20	911
6,640	Quebecor Media, Inc., 5.750%, 01/15/23	6,839
	Quebecor World Capital Corp.,
50	6.125%, 01/15/15 (d) (i)	–	(h)
50	9.750%, 01/15/15 (d) (i)	–	(h)
1,165	Taseko Mines Ltd., 7.750%, 04/15/19	1,104
1,035	Teine Energy Ltd., 6.875%, 09/30/22 (e)	981
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	4,109
	Ultra Petroleum Corp.,
2,600	5.750%, 12/15/18 (e)	2,574
1,554	6.125%, 10/01/24 (e)	1,470
	Valeant Pharmaceuticals International, Inc.,
840	5.625%, 12/01/21 (e)	832
2,680	6.375%, 10/15/20 (e)	2,750
2,274	6.750%, 08/15/18 (e)	2,419
7,840	6.750%, 08/15/21 (e)	8,095
1,025	6.875%, 12/01/18 (e)	1,061
7,275	7.000%, 10/01/20 (e)	7,620
18,073	7.500%, 07/15/21 (e)	19,338
	Videotron Ltd.,
4,026	5.000%, 07/15/22	4,147
1,776	5.375%, 06/15/24 (e)	1,829

		125,099

	Cayman Islands — 0.4%
2,500	Comcel Trust, Reg. S, 6.875%, 02/06/24	2,675
4,470	Country Garden Holdings Co., Ltd., Reg. S, 7.500%, 01/10/23	4,369
4,210	Kaisa Group Holdings Ltd., Reg. S, 8.875%, 03/19/18	4,242
5,790	Odebrecht Finance Ltd., Reg. S, 7.125%, 06/26/42	6,077
4,320	Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.750%, 10/01/22	4,531
	Seagate HDD Cayman,
1,100	3.750%, 11/15/18 (e)	1,133
233	4.750%, 06/01/23	241
268	6.875%, 05/01/20	284
20	Seagate Technology HDD Holdings, 6.800%, 10/01/16	22
625	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	617
9,250	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	9,736

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Cayman Islands — continued
3,045	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	3,349
2,125	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	2,321
3,296	Wynn Macau Ltd., 5.250%, 10/15/21 (e)	3,296

		42,893

	Chile — 0.1%
6,690	Cencosud S.A., Reg. S, 5.500%, 01/20/21	7,108
7,980	ENTEL Chile S.A., 4.750%, 08/01/26 (e)	8,080

		15,188

	Colombia — 0.3%
	Ecopetrol S.A.,
1,250	5.875%, 09/18/23	1,394
4,850	5.875%, 05/28/45	4,985
15,232	7.375%, 09/18/43	18,612
3,200	Ecopetrol SA, 5.875%, 09/18/23	3,535

		28,526

	Costa Rica — 0.0% (g)
890	Banco de Costa Rica, 5.250%, 08/12/18 (e)	915

	Croatia — 0.1%
13,000	Hrvatska Elektroprivreda, Reg. S, 6.000%, 11/09/17	13,585

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	972
434	6.625%, 05/15/39	470

		1,442

	France — 0.1%
675	Lafarge S.A., 7.125%, 07/15/36	790
	Numericable Group S.A.,
424	4.875%, 05/15/19 (e)	423
10,672	6.000%, 05/15/22 (e)	10,912
2,730	Reg. S, 6.250%, 05/15/24	2,808

		14,933

	Georgia — 0.1%
2,750	Bank of Georgia JSC, Reg. S, 7.750%, 07/05/17	2,910
	Georgian Railway JSC,
8,116	7.750%, 07/11/22 (e)	9,074

		11,984

	Germany — 0.0% (g)
2,002	Deutsche Bank AG, 10.500%, 12/23/26 (a) (e) (i)	1,514

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — continued
	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
EUR647	5.125%, 01/21/23 (e)	864
342	5.500%, 01/15/23 (e)	357
805	Unitymedia KabelBW GmbH, 6.125%, 01/15/25 (e)	840

		3,575

	Hungary — 0.1%
5,020	MFB Magyar Fejlesztesi Bank Zrt, 6.250%, 10/21/20 (e)	5,547

	Indonesia — 0.3%
	Pertamina Persero PT,
6,020	5.625%, 05/20/43 (e)	5,752
10,710	6.450%, 05/30/44 (e)	11,366
6,040	Reg. S, 5.250%, 05/23/21	6,342
6,510	Reg. S, 6.000%, 05/03/42	6,527

		29,987

	Ireland — 0.2%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
3,260	4.500%, 05/15/21 (e)	3,292
1,515	5.000%, 10/01/21 (e)	1,576
12,283	Ardagh Packaging Finance plc, 9.125%, 10/15/20 (e)	13,235
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
500	6.250%, 01/31/19 (e)	504
88	7.000%, 11/15/20 (e)	90
3,205	VAR, 3.234%, 12/15/19 (e)	3,133
920	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22 (e)	943
1,380	Metalloinvest Finance Ltd., Reg. S, 5.625%, 04/17/20	1,251
3,900	Russian Railways Via RZD Capital plc, Reg. S, 5.700%, 04/05/22	3,875

		27,899

	Italy — 0.1%
8,600	Enel S.p.A., VAR, 8.750%, 09/24/73 (e)	10,040

	Japan — 0.0% (g)
2,789	SoftBank Corp., 4.500%, 04/15/20 (e)	2,824
1,400	Ymobile Corp., 8.250%, 04/01/18 (e)	1,477

		4,301

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Kazakhstan — 0.3%
	KazMunayGas National Co. JSC,
8,430	5.750%, 04/30/43 (e)	8,166
4,150	6.000%, 11/07/44	4,093
10,610	Reg. S, 4.400%, 04/30/23	10,345
4,800	Reg. S, 6.375%, 04/09/21	5,274
7,500	Reg. S, 11.750%, 01/23/15	7,650

		35,528

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,374
110	7.500%, 10/15/27	126

		1,500

	Luxembourg — 1.1%
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	744
311	7.875%, 12/15/19 (e)	331
	Altice Finco S.A.,
200	8.125%, 01/15/24 (e)	210
200	9.875%, 12/15/20 (e)	223
6,799	Altice S.A., 7.750%, 05/15/22 (e)	7,139
1,910	APERAM, 7.750%, 04/01/18 (e)	1,977
	ArcelorMittal,
2,300	6.125%, 06/01/18	2,461
12,750	6.750%, 02/25/22	14,154
500	7.250%, 03/01/41	516
2,000	7.500%, 10/15/39	2,135
3,500	10.350%, 06/01/19	4,322
945	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (e)	947
1,075	Calcipar S.A., 6.875%, 05/01/18 (e)	1,113
520	Capsugel S.A., 7.000% (Cash), 05/15/19 (e) (v)	529
745	ConvaTec Finance International S.A., 8.250% (Cash), 01/15/19 (e) (v)	761
2,984	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	3,163
2,605	Gazprom OAO Via Gaz Capital S.A., Reg. S, 6.510%, 03/07/22	2,703
	INEOS Group Holdings S.A.,
465	5.875%, 02/15/19 (e)	464
1,378	6.125%, 08/15/18 (e)	1,390
	Intelsat Jackson Holdings S.A.,
1,990	5.500%, 08/01/23	1,995
12,100	6.625%, 12/15/22	12,735
18,752	7.250%, 10/15/20	20,018
10,135	7.500%, 04/01/21	10,971

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
	Intelsat Luxembourg S.A.,
4,232	7.750%, 06/01/21	4,423
1,908	8.125%, 06/01/23	2,027
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	158
1,700	4.750%, 04/15/23	1,632
2,402	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.750%, 08/01/22 (e)	2,516
2,750	MOL Group Finance S.A., Reg. S, 6.250%, 09/26/19	2,994
2,740	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	2,843
	NII International Telecom S.C.A.,
2,112	7.875%, 08/15/19 (d) (e)	1,352
1,029	11.375%, 08/15/19 (d) (e)	669
4,373	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19	4,624
	Wind Acquisition Finance S.A.,
6,237	4.750%, 07/15/20 (e)	6,097
2,084	7.375%, 04/23/21 (e)	2,037

		122,373

	Mexico — 0.5%
	Alfa S.A.B. de C.V.,
5,222	6.875%, 03/25/44 (e)	5,867
6,850	Reg. S, 5.250%, 03/25/24	7,430
	Cemex S.A.B. de C.V.,
4,190	7.250%, 01/15/21 (e)	4,520
300	VAR, 4.981%, 10/15/18 (e)	310
	Cemex SAB de CV,
2,025	5.700%, 01/11/25 (e)	1,984
4,350	Reg. S, 6.500%, 12/10/19	4,660
1,070	Empresas ICA S.A.B. de C.V., 8.875%, 05/29/24 (e)	1,090
2,150	Grupo KUO SAB De CV, Reg. S, 6.250%, 12/04/22	2,208
2,154	Mexichem S.A.B. de C.V., Reg. S, 6.750%, 09/19/42	2,356
	Petroleos Mexicanos,
4,500	4.875%, 01/24/22	4,808
1,920	6.500%, 06/02/41	2,251
7,320	6.625%, 06/15/35	8,638
EUR 1,250	Reg. S, 5.500%, 02/24/25	1,954
5,829	Tenedora Nemak S.A. de C.V., Reg. S, 5.500%, 02/28/23	6,036

		54,112

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Morocco — 0.3%
	OCP S.A.,
15,420	Reg. S, 5.625%, 04/25/24	16,133
16,771	Reg. S, 6.875%, 04/25/44	18,281

		34,414

	Netherlands — 0.4%
985	Basell Finance Co., B.V., 8.100%, 03/15/27 (e)	1,321
4,130	Bharti Airtel International Netherlands B.V., Reg. S, 5.125%, 03/11/23	4,360
4,100	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	4,059
1,389	Constellium N.V., 5.750%, 05/15/24 (e)	1,375
746	InterGen N.V., 7.000%, 06/30/23 (e)	714
6,700	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	7,429
	LyondellBasell Industries N.V.,
660	5.000%, 04/15/19	728
2,225	6.000%, 11/15/21	2,605
	NXP B.V./NXP Funding LLC,
268	3.500%, 09/15/16 (e)	272
1,000	3.750%, 06/01/18 (e)	1,008
5,352	5.750%, 02/15/21 (e)	5,646
4,574	5.750%, 03/15/23 (e)	4,837
2,564	Petrobras Global Finance B.V., 6.250%, 03/17/24	2,726
2,875	Schaeffler Finance B.V., 4.250%, 05/15/21 (e)	2,796
	Sensata Technologies B.V.,
1,383	4.875%, 10/15/23 (e)	1,366
514	5.625%, 11/01/24 (e)	542
3,440	6.500%, 05/15/19 (e)	3,599
1,985	VTR Finance B.V., 6.875%, 01/15/24 (e)	2,084

		47,467

	Norway — 0.0% (g)
1,097	Petroleum Geo-Services ASA, 7.375%, 12/15/18 (e)	1,064

	Peru — 0.0% (g)
724	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	709

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	490

	South Korea — 0.1%
12,860	Woori Bank Co., Ltd., 4.750%, 04/30/24 (e)	13,240

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Sri Lanka — 0.0% (g)
680	National Savings Bank, 5.150%, 09/10/19 (e)	684

	Turkey — 0.1%
5,820	Turkiye Garanti Bankasi A.S., 4.750%, 10/17/19 (e)	5,922

	United Kingdom — 0.8%
	Afren plc,
4,350	Reg. S, 6.625%, 12/09/20	3,987
4,400	Reg. S, 11.500%, 02/01/16	4,444
1,655	Barclays Bank plc, 7.625%, 11/21/22	1,803
565	CEVA Group plc, 4.000%, 05/01/18 (e)	523
2,520	Gerdau Trade, Inc., Reg. S, 5.750%, 01/30/21	2,678
8,480	GTL Trade Finance, Inc., 7.250%, 04/16/44 (e)	8,798
	Ineos Finance plc,
11,470	7.500%, 05/01/20 (e)	12,273
4,150	8.375%, 02/15/19 (e)	4,451
	Jaguar Land Rover Automotive plc,
3,528	4.125%, 12/15/18 (e)	3,590
1,314	4.250%, 11/15/19	1,320
300	5.625%, 02/01/23 (e)	312
GBP 436	New Look Bondco I plc, 8.750%, 05/14/18 (e)	726
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,631
643	6.000%, 12/19/23	692
3,023	6.100%, 06/10/23	3,268
5,712	6.125%, 12/15/22	6,184
2,032	Royal Bank of Scotland plc (The), Reg. S, VAR, 9.500%, 03/16/22	2,322
2,299	Sea Trucks Group, Reg. S, 9.000%, 03/26/18 (e)	2,001
7,540	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	7,729
2,500	Studio City Finance Ltd., 8.500%, 12/01/20 (e)	2,712
	Vedanta Resources plc,
5,150	Reg. S, 6.750%, 06/07/16	5,390
4,310	Reg. S, 7.125%, 05/31/23	4,385
943	Virgin Media Finance plc, 6.375%, 04/15/23 (e)	997
7,693	Virgin Media Secured Finance plc, 5.375%, 04/15/21 (e)	7,981

		90,197

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — 20.4%
3,220	21st Century Oncology, Inc., 8.875%, 01/15/17	3,276
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	516
528	6.125%, 03/15/21	547
	Access Midstream Partners LP/ACMP Finance Corp.,
6,415	4.875%, 05/15/23	6,704
2,992	5.875%, 04/15/21	3,164
7,443	6.125%, 07/15/22	8,094
6,620	ACCO Brands Corp., 6.750%, 04/30/20	7,034
2,445	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,748
	Activision Blizzard, Inc.,
585	5.625%, 09/15/21 (e)	622
2,020	6.125%, 09/15/23 (e)	2,187
290	Actuant Corp., 5.625%, 06/15/22	301
	ADT Corp. (The),
3,370	3.500%, 07/15/22	3,016
490	4.125%, 04/15/19	486
5,000	4.125%, 06/15/23	4,600
6,560	6.250%, 10/15/21	6,888
	Advanced Micro Devices, Inc.,
1,216	6.750%, 03/01/19	1,149
599	7.000%, 07/01/24	526
333	7.500%, 08/15/22	305
1,176	7.750%, 08/01/20	1,105
	AECOM Technology Corp.,
1,820	5.750%, 10/15/22 (e)	1,916
1,225	5.875%, 10/15/24 (e)	1,295
	AES Corp.,
2,849	5.500%, 03/15/24	2,913
3,454	7.375%, 07/01/21	3,941
1,135	8.000%, 06/01/20	1,318
1,075	AK Steel Corp., 8.750%, 12/01/18	1,174
3,700	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22 (e)	3,644
	Alcatel-Lucent USA, Inc.,
586	4.625%, 07/01/17 (e)	595
1,045	6.450%, 03/15/29	1,006
2,220	6.750%, 11/15/20 (e)	2,287
3,000	8.875%, 01/01/20 (e)	3,292
	Alcoa, Inc.,
1,215	5.125%, 10/01/24	1,283
1,583	5.400%, 04/15/21	1,733
1,200	5.720%, 02/23/19	1,337

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,167	5.870%, 02/23/22	1,292
1,331	5.900%, 02/01/27	1,416
1,569	6.150%, 08/15/20	1,768
804	6.750%, 01/15/28	902
994	Alere, Inc., 6.500%, 06/15/20	1,024
	Aleris International, Inc.,
704	7.625%, 02/15/18	725
644	7.875%, 11/01/20	670
1,450	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	1,472
672	Alliant Techsystems, Inc., 5.250%, 10/01/21 (e)	684
6,485	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	6,817
14,065	Allstate Corp. (The), VAR, 5.750%, 08/15/53	14,962
	Ally Financial, Inc.,
12,325	3.500%, 01/27/19	12,418
6,850	4.625%, 06/26/15	6,990
146	4.750%, 09/10/18	153
2	5.500%, 02/15/17	2
4,000	6.250%, 12/01/17	4,360
5,826	7.500%, 09/15/20	6,933
6,760	8.000%, 03/15/20	8,129
2,755	8.000%, 11/01/31	3,506
	AMC Entertainment, Inc.,
1,400	5.875%, 02/15/22	1,428
2,250	9.750%, 12/01/20	2,497
3,450	American Axle & Manufacturing, Inc., 7.750%, 11/15/19	3,864
8,852	American International Group, Inc., 6.250%, 03/15/37	9,780
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	373
450	7.000%, 05/20/22	486
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,343
84	6.500%, 05/20/21	88
	Amkor Technology, Inc.,
5,199	6.375%, 10/01/22	5,206
2,405	6.625%, 06/01/21	2,435
	Amsted Industries, Inc.,
490	5.000%, 03/15/22 (e)	483
540	5.375%, 09/15/24 (e)	540
	Amsurg Corp.,
1,000	5.625%, 11/30/20	1,030

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
1,050	5.625%, 07/15/22 (e)	1,088
4,060	Anixter, Inc., 5.625%, 05/01/19	4,283
1,379	Antero Resources Corp., 5.125%, 12/01/22 (e)	1,379
	Antero Resources Finance Corp.,
1,625	5.375%, 11/01/21	1,649
1,565	6.000%, 12/01/20	1,628
2,700	Aramark Services, Inc., 5.750%, 03/15/20	2,821
2,950	Arch Coal, Inc., 7.250%, 06/15/21	1,091
352	Artesyn Escrow, Inc., 9.750%, 10/15/20 (e)	350
980	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	1,009
	Ashland, Inc.,
812	3.000%, 03/15/16	820
1,000	3.875%, 04/15/18	1,016
9,692	4.750%, 08/15/22	9,765
2,785	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	3,008
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
900	4.750%, 11/15/21	898
890	5.875%, 08/01/23	923
400	6.625%, 10/01/20	424
3,950	Atwood Oceanics, Inc., 6.500%, 02/01/20	3,970
	Audatex North America, Inc.,
8,334	6.000%, 06/15/21 (e)	8,813
227	6.125%, 11/01/23 (e)	241
275	AutoNation, Inc., 5.500%, 02/01/20	300
	Avaya, Inc.,
8,150	7.000%, 04/01/19 (e)	8,007
2,133	10.500%, 03/01/21 (e)	1,869
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,405	5.125%, 06/01/22 (e)	1,388
4,645	5.500%, 04/01/23	4,668
1,410	9.750%, 03/15/20	1,555
2,489	Axiall Corp., 4.875%, 05/15/23	2,414
1,450	B&G Foods, Inc., 4.625%, 06/01/21	1,425
	B/E Aerospace, Inc.,
1,059	5.250%, 04/01/22	1,178
769	6.875%, 10/01/20	832
	Ball Corp.,
995	4.000%, 11/15/23	955
905	5.000%, 03/15/22	948
620	5.750%, 05/15/21	650
	Basic Energy Services, Inc.,
175	7.750%, 02/15/19	170

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,653	7.750%, 10/15/22	1,612
	Belden, Inc.,
500	5.250%, 07/15/24 (e)	491
5,350	5.500%, 09/01/22 (e)	5,444
	Berry Plastics Corp.,
925	5.500%, 05/15/22	928
1,115	9.750%, 01/15/21	1,245
4,936	Big Heart Pet Brands, 7.625%, 02/15/19	4,948
	Biomet, Inc.,
14,485	6.500%, 08/01/20	15,499
2,635	6.500%, 10/01/20	2,786
1,500	Blackboard, Inc., 7.750%, 11/15/19 (e)	1,515
2,665	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	2,805
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	1,271
5,000	8.625%, 10/15/20	5,100
1,500	Briggs & Stratton Corp., 6.875%, 12/15/20	1,654
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	2,005
	Building Materials Corp. of America,
1,606	5.375%, 11/15/24 (e)	1,610
2,535	6.750%, 05/01/21 (e)	2,719
3,025	7.500%, 03/15/20 (e)	3,203
9,839	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	10,306
	Cablevision Systems Corp.,
6,242	8.000%, 04/15/20	7,147
3,000	8.625%, 09/15/17	3,390
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20	4,387
10,800	9.000%, 02/15/20	8,154
6,390	11.250%, 06/01/17	4,793
	California Resources Corp.,
1,562	5.000%, 01/15/20 (e)	1,585
1,895	5.500%, 09/15/21 (e)	1,933
2,195	6.000%, 11/15/24 (e)	2,239
	Calpine Corp.,
1,139	5.375%, 01/15/23	1,150
1,140	5.750%, 01/15/25	1,154
2,467	5.875%, 01/15/24 (e)	2,652
1,066	6.000%, 01/15/22 (e)	1,149
6,809	7.875%, 01/15/23 (e)	7,541
4,135	Capmark Financial Group, Inc., Escrow, 0.000%, 05/10/10 (d) (i)	21
1,700	Cardtronics, Inc., 5.125%, 08/01/22 (e)	1,691

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
3,300	Case New Holland, Inc., 7.875%, 12/01/17	3,704
2,045	Casella Waste Systems, Inc., 7.750%, 02/15/19	2,086
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.,
748	5.250%, 02/15/22 (e)	772
880	5.625%, 02/15/24 (e)	917
650	5.875%, 03/15/25 (e)	683
410	CCM Merger, Inc., 9.125%, 05/01/19 (e)	441
	CCO Holdings LLC/CCO Holdings Capital Corp.,
4,300	5.250%, 03/15/21	4,354
3,500	5.250%, 09/30/22	3,522
6,858	6.500%, 04/30/21	7,235
2,848	7.000%, 01/15/19	2,969
7,297	7.375%, 06/01/20	7,822
920	8.125%, 04/30/20	975
	CCOH Safari LLC,
2,239	5.500%, 12/01/22	2,262
4,685	5.750%, 12/01/24	4,711
	CDW LLC/CDW Finance Corp.,
926	6.000%, 08/15/22	977
6,195	8.500%, 04/01/19	6,567
533	CEC Entertainment, Inc., 8.000%, 02/15/22 (e)	512
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
1,095	5.250%, 03/15/21	1,100
575	5.375%, 06/01/24 (e)	575
975	Celanese U.S. Holdings LLC, 4.625%, 11/15/22	982
6,330	Cemex Finance LLC, 9.375%, 10/12/22 (e)	7,295
365	Centene Corp., 4.750%, 05/15/22	369
5,450	Central Garden & Pet Co., 8.250%, 03/01/18	5,430
	CenturyLink, Inc.,
13,146	5.800%, 03/15/22	13,935
5,900	6.750%, 12/01/23	6,549
	Cenveo Corp.,
1,600	6.000%, 08/01/19 (e)	1,540
1,275	8.500%, 09/15/22 (e)	1,173
1,120	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.125%, 12/15/21 (e)	1,093
673	Ceridian Corp., 8.875%, 07/15/19 (e)	744
397	Ceridian LLC/Comdata, Inc., 8.125%, 11/15/17 (e)	397
	Chesapeake Energy Corp.,
303	3.250%, 03/15/16	303
4,266	4.875%, 04/15/22	4,363

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
680	5.375%, 06/15/21	709
680	5.750%, 03/15/23	744
2,642	6.125%, 02/15/21	2,933
7,450	6.625%, 08/15/20	8,400
2,000	6.875%, 11/15/20	2,285
4,808	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21	5,277
	Chrysler Group LLC/CG Co-Issuer, Inc.,
5,280	8.000%, 06/15/19	5,656
31,173	8.250%, 06/15/21	34,836
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	780
1,120	5.125%, 08/01/21 (e)	1,170
3,010	6.875%, 02/01/22 (e)	3,243
1,150	7.125%, 07/15/20	1,245
2,920	8.000%, 11/15/19	3,154
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e)	80
	Cimarex Energy Co.,
975	4.375%, 06/01/24	991
1,290	5.875%, 05/01/22	1,387
	Cincinnati Bell, Inc.,
940	8.375%, 10/15/20	1,008
185	8.750%, 03/15/18	192
	Cinemark USA, Inc.,
2,550	4.875%, 06/01/23	2,512
1,412	5.125%, 12/15/22	1,412
1,005	7.375%, 06/15/21	1,078
	CIT Group, Inc.,
1,149	4.250%, 08/15/17	1,180
2,161	5.000%, 05/15/17	2,264
2,573	5.000%, 08/15/22	2,692
5,640	5.250%, 03/15/18	5,950
3,842	5.375%, 05/15/20	4,106
8,475	5.500%, 02/15/19 (e)	9,042
2,580	6.625%, 04/01/18 (e)	2,825
1,408	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	1,433
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	1,064
3,518	8.875%, 03/15/19	2,999
11,608	9.000%, 03/15/19 (e)	11,840
	Clean Harbors, Inc.,
715	5.125%, 06/01/21	728
5,000	5.250%, 08/01/20	5,137

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Clear Channel Worldwide Holdings, Inc.,
29,050	6.500%, 11/15/22	30,063
15,278	Series A, 7.625%, 03/15/20	16,251
	Clearwater Paper Corp.,
800	4.500%, 02/01/23	780
900	5.375%, 02/01/25 (e)	911
1,100	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	1,359
605	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	593
2,530	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,904
800	CNH Capital LLC, 3.875%, 11/01/15	810
600	CNH Industrial Capital LLC, 3.625%, 04/15/18	600
730	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	746
2,297	Coeur Mining, Inc., 7.875%, 02/01/21	1,993
380	Columbus McKinnon Corp., 7.875%, 02/01/19	397
	Commercial Metals Co.,
950	4.875%, 05/15/23	926
1,000	7.350%, 08/15/18	1,110
	CommScope, Inc.,
740	5.000%, 06/15/21 (e)	738
740	5.500%, 06/15/24 (e)	748
1,600	Compressco Partners LP/Compressco Finance, Inc., 7.250%, 08/15/22 (e)	1,584
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	506
2,017	9.500%, 06/15/20	2,128
	Concho Resources, Inc.,
593	5.500%, 04/01/23	627
2,475	6.500%, 01/15/22	2,673
731	7.000%, 01/15/21	789
	CONSOL Energy, Inc.,
1,855	5.875%, 04/15/22 (e)	1,883
1,085	6.375%, 03/01/21	1,123
545	8.250%, 04/01/20	575
35	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	6
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	299
602	4.250%, 05/01/23	605
595	4.750%, 11/15/24	608
510	6.000%, 05/01/22	570
1,000	7.250%, 09/01/16	1,093

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,923	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,054
70	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	78
1,258	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,406
1,344	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	1,418
	Corrections Corp. of America,
10,100	4.125%, 04/01/20	9,948
900	4.625%, 05/01/23	882
	Covanta Holding Corp.,
240	5.875%, 03/01/24	248
577	6.375%, 10/01/22	614
1,990	Crestview DS Merger Sub II, Inc., 10.000%, 09/01/21	2,199
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20	353
1,030	6.125%, 03/01/22	1,040
500	7.750%, 04/01/19	526
770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	757
	Crown Castle International Corp.,
863	4.875%, 04/15/22	872
6,652	5.250%, 01/15/23	6,810
	CSC Holdings LLC,
2,794	6.750%, 11/15/21	3,108
400	8.625%, 02/15/19	470
433	CST Brands, Inc., 5.000%, 05/01/23	430
405	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22	426
	Dana Holding Corp.,
3,000	5.375%, 09/15/21	3,120
1,300	6.500%, 02/15/19	1,350
559	6.750%, 02/15/21	594
4,795	Darling Ingredients, Inc., 5.375%, 01/15/22	4,807
	DaVita HealthCare Partners, Inc.,
1,490	5.125%, 07/15/24	1,520
1,275	5.750%, 08/15/22	1,351
3,410	6.625%, 11/01/20	3,568
80	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	93
46	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	51
430	Delta Air Lines 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	458

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
602	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	668
755	Deluxe Corp., 7.000%, 03/15/19	793
9,203	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	9,761
	Denbury Resources, Inc.,
4,635	4.625%, 07/15/23	4,281
3,350	5.500%, 05/01/22	3,300
2,257	Diamondback Energy, Inc., 7.625%, 10/01/21	2,398
	DISH DBS Corp.,
1,408	5.000%, 03/15/23	1,403
880	5.125%, 05/01/20	915
4,165	5.875%, 07/15/22	4,415
15,314	6.750%, 06/01/21	16,998
3,925	7.125%, 02/01/16	4,175
13,095	7.875%, 09/01/19	15,207
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,576
3,305	8.750%, 03/15/18	3,487
485	9.875%, 04/15/18	510
17,485	Dominion Resources, Inc., VAR, 5.750%, 10/01/54	18,180
669	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	712
1,240	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	1,296
953	DuPont Fabros Technology LP, 5.875%, 09/15/21	991
1,120	Dycom Investments, Inc., 7.125%, 01/15/21	1,176
	Dynegy Finance I, Inc./Dynegy Finance II, Inc.,
1,940	6.750%, 11/01/19 (e)	2,008
1,940	7.375%, 11/01/22 (e)	2,052
635	7.625%, 11/01/24 (e)	673
	Dynegy Holdings LLC,
100	7.125%, 05/15/18 (d) (i)	—	(h)
2,000	7.750%, 06/01/19 (d) (i)	—	(h)
600	Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Series B, 7.670%, 11/08/16 (d) (i)	—	(h)
818	Dynegy, Inc., 5.875%, 06/01/23	802
1,005	E*TRADE Financial Corp., 6.375%, 11/15/19	1,072
1,011	Eagle Spinco, Inc., 4.625%, 02/15/21	981
2,500	El Paso LLC, 7.250%, 06/01/18	2,850
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	29

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
14,064	Embarq Corp., 7.995%, 06/01/36	15,611
2,550	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,563
250	Endo Finance LLC & Endo Finco, Inc., 7.000%, 12/15/20 (e)	264
	Energy Transfer Equity LP,
6,102	5.875%, 01/15/24	6,407
1,055	7.500%, 10/15/20	1,213
	Energy XXI Gulf Coast, Inc.,
928	6.875%, 03/15/24 (e)	733
937	7.500%, 12/15/21	778
60	7.750%, 06/15/19	54
375	9.250%, 12/15/17	367
455	EnLink Midstream Partners LP/EnLink Midstream Finance Corp., 7.125%, 06/01/22	519
435	Entegris, Inc., 6.000%, 04/01/22 (e)	443
1,210	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	1,225
	EP Energy LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19	2,446
4,036	7.750%, 09/01/22	4,258
13,285	9.375%, 05/01/20	14,514
3,450	Epicor Software Corp., 8.625%, 05/01/19	3,670
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,350
615	7.000%, 07/15/21	670
6,325	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	6,230
	EXCO Resources, Inc.,
92	7.500%, 09/15/18	81
1,786	8.500%, 04/15/22	1,554
920	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22 (e)	883
1,315	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,394
	First Data Corp.,
3,813	6.750%, 11/01/20 (e)	4,080
1,400	7.375%, 06/15/19 (e)	1,484
15,865	8.250%, 01/15/21 (e)	17,213
8,735	8.875%, 08/15/20 (e)	9,456
726	10.625%, 06/15/21	837
392	11.250%, 01/15/21	452
1,836	11.750%, 08/15/21	2,153
6,588	12.625%, 01/15/21	7,955
19,313	8.750% (Cash), 01/15/22 (e) (v)	21,099

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Ford Motor Credit Co. LLC,
5,500	5.000%, 05/15/18	6,018
6,850	6.625%, 08/15/17	7,723
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	758
549	6.000%, 01/15/22 (e)	563
180	8.050%, 02/01/20	190
	Fresenius Medical Care U.S. Finance II, Inc.,
3,378	5.625%, 07/31/19 (e)	3,619
2,577	5.875%, 01/31/22 (e)	2,809
	Fresenius Medical Care U.S. Finance, Inc.,
1,850	5.750%, 02/15/21 (e)	1,986
400	6.500%, 09/15/18 (e)	443
	Fresenius Medical Care US Finance II, Inc.,
860	4.125%, 10/15/20 (e)	863
515	4.750%, 10/15/24 (e)	516
	Frontier Communications Corp.,
316	6.250%, 09/15/21	326
2,887	6.875%, 01/15/25	2,923
1,855	8.500%, 04/15/20	2,138
398	8.750%, 04/15/22	460
2,870	9.250%, 07/01/21	3,423
350	FTI Consulting, Inc., 6.000%, 11/15/22	358
	Gannett Co., Inc.,
2,015	4.875%, 09/15/21 (e)	2,030
384	5.125%, 07/15/20	397
2,010	5.500%, 09/15/24 (e)	2,075
1,980	6.375%, 10/15/23	2,129
72	10.000%, 04/01/16	80
	GCI, Inc.,
2,850	6.750%, 06/01/21	2,836
4,712	8.625%, 11/15/19	4,912
5,371	GenCorp, Inc., 7.125%, 03/15/21	5,707
4,100	General Cable Corp., 5.750%, 10/01/22	3,608
	General Motors Co.,
1,962	3.500%, 10/02/18	2,021
10,500	4.875%, 10/02/23	11,248
	General Motors Financial Co., Inc.,
3,796	3.250%, 05/15/18	3,881
205	4.250%, 05/15/23	211
1,050	4.750%, 08/15/17	1,121
928	Genesis Energy LP, 5.625%, 06/15/24	906
	Genesis Energy LP/Genesis Energy Finance Corp.,
850	5.750%, 02/15/21	854
1,505	7.875%, 12/15/18	1,569

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	GenOn Energy, Inc.,
1,000	7.875%, 06/15/17	1,012
1,000	9.500%, 10/15/18	1,043
3,848	9.875%, 10/15/20	3,992
	Geo Group, Inc. (The),
3,900	5.875%, 01/15/22	4,056
2,700	6.625%, 02/15/21	2,855
490	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22 (e)	485
2,434	Goodman Networks, Inc., 12.125%, 07/01/18	2,604
	Goodyear Tire & Rubber Co. (The),
2,505	6.500%, 03/01/21	2,680
5,787	7.000%, 05/15/22	6,293
4,325	8.250%, 08/15/20	4,650
2,179	8.750%, 08/15/20	2,563
	Graphic Packaging International, Inc.,
762	4.750%, 04/15/21	770
240	7.875%, 10/01/18	250
750	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	840
1,850	Gray Television, Inc., 7.500%, 10/01/20	1,936
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,493
755	Griffon Corp., 5.250%, 03/01/22	727
933	Guitar Center, Inc., 6.500%, 04/15/19 (e)	851
1,540	H&E Equipment Services, Inc., 7.000%, 09/01/22	1,644
	Halcon Resources Corp.,
6,350	8.875%, 05/15/21	5,207
1,505	9.250%, 02/15/22	1,223
524	9.750%, 07/15/20	437
525	Halyard Health, Inc., 6.250%, 10/15/22 (e)	537
2,100	Hanesbrands, Inc., 6.375%, 12/15/20	2,229
1,772	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	1,790
	Harland Clarke Holdings Corp.,
1,340	9.250%, 03/01/21 (e)	1,357
3,490	9.750%, 08/01/18 (e)	3,743
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	754
	HCA Holdings, Inc.,
770	6.250%, 02/15/21	829
14,610	7.750%, 05/15/21	15,742
	HCA, Inc.,
1,468	3.750%, 03/15/19	1,472
1,410	4.250%, 10/15/19	1,433

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
715	4.750%, 05/01/23	727
1,976	5.000%, 03/15/24	2,038
1,575	5.250%, 04/15/25	1,632
2,080	5.875%, 03/15/22	2,283
740	5.875%, 05/01/23	796
14,376	6.500%, 02/15/20	16,047
905	7.250%, 09/15/20	959
19,722	7.500%, 02/15/22	22,902
1,400	8.000%, 10/01/18	1,606
	HD Supply, Inc.,
1,652	7.500%, 07/15/20	1,759
11,395	8.125%, 04/15/19	12,307
732	Headwaters, Inc., 7.250%, 01/15/19	750
	HealthSouth Corp.,
332	5.750%, 11/01/24	349
2,989	7.750%, 09/15/22	3,194
2,936	Hecla Mining Co., 6.875%, 05/01/21	2,789
	Hertz Corp. (The),
5,276	5.875%, 10/15/20	5,316
1,183	6.750%, 04/15/19	1,233
4,770	7.375%, 01/15/21	5,044
1,000	7.500%, 10/15/18	1,040
14,263	Hexion U.S. Finance Corp., 6.625%, 04/15/20	14,263
1,600	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,582
	Hiland Partners LP/Hiland Partners Finance Corp.,
448	5.500%, 05/15/22 (e)	441
921	7.250%, 10/01/20 (e)	974
	Hilcorp Energy I LP/Hilcorp Finance Co.,
855	5.000%, 12/01/24 (e)	821
2,393	7.625%, 04/15/21 (e)	2,525
1,145	8.000%, 02/15/20 (e)	1,202
1,100	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (e)	1,159
8,550	HJ Heinz Co., 4.250%, 10/15/20	8,634
500	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	519
10,205	Hologic, Inc., 6.250%, 08/01/20	10,728
151	Hospira, Inc., 5.200%, 08/12/20	163
2,000	Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,165
	Huntsman International LLC,
6,100	4.875%, 11/15/20	6,146
606	5.125%, 11/15/22	610

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,500	8.625%, 03/15/20	1,609
2,000	8.625%, 03/15/21	2,180
3,940	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	4,157
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19	2,513
2,684	5.875%, 02/01/22	2,758
1,360	iGATE Corp., 4.750%, 04/15/19	1,357
1,011	Igloo Holdings Corp., 9.000% (Cash), 12/15/17 (e) (v)	1,020
	iHeartCommunications, Inc.,
2,088	9.000%, 12/15/19	2,110
3,087	9.000%, 03/01/21	3,087
645	IHS, Inc., 5.000%, 11/01/22 (e)	655
6,778	ILFC E-Capital Trust I, VAR, 4.840%, 12/21/65 (e)	6,422
1,003	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	970
5,211	IMS Health, Inc., 6.000%, 11/01/20 (e)	5,406
1,337	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (Cash), 05/01/21 (e) (v)	1,354
	Infor U.S., Inc.,
5,043	9.375%, 04/01/19	5,484
2,360	11.500%, 07/15/18	2,608
1,040	Ingles Markets, Inc., 5.750%, 06/15/23	1,061
	International Lease Finance Corp.,
1,602	4.625%, 04/15/21	1,622
1,480	5.875%, 04/01/19	1,595
5,920	6.250%, 05/15/19	6,475
2,575	8.250%, 12/15/20	3,090
3,175	8.625%, 01/15/22	3,937
14,485	8.750%, 03/15/17	16,295
1,090	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,159
670	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	695
	Iron Mountain, Inc.,
1,351	5.750%, 08/15/24	1,378
551	7.750%, 10/01/19	592
421	8.375%, 08/15/21	438
	Isle of Capri Casinos, Inc.,
2,943	5.875%, 03/15/21	3,017
1,300	8.875%, 06/15/20	1,391
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	357
250	Jaguar Holding Co. I, 9.375% (Cash), 10/15/17 (e) (v)	256

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Jarden Corp.,
1,000	6.125%, 11/15/22	1,048
1,425	7.500%, 05/01/17	1,560
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,098
1,936	JBS U.S.A. LLC/JBS U.S.A. Finance, Inc., 8.250%, 02/01/20 (e)	2,072
	JBS USA LLC/JBS USA Finance, Inc.,
2,848	5.875%, 07/15/24 (e)	2,862
7,784	7.250%, 06/01/21 (e)	8,290
	JC Penney Corp., Inc.,
2,500	5.750%, 02/15/18	2,337
329	8.125%, 10/01/19	316
1,965	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22 (e)	1,877
1,700	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	1,713
	K. Hovnanian Enterprises, Inc.,
484	7.000%, 01/15/19 (e)	472
396	7.250%, 10/15/20 (e)	417
953	9.125%, 11/15/20 (e)	1,034
715	11.875%, 10/15/15	769
1,500	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,642
606	Kennedy-Wilson, Inc., 5.875%, 04/01/24	617
2,024	Key Energy Services, Inc., 6.750%, 03/01/21	1,801
	Kinder Morgan, Inc.,
726	5.000%, 02/15/21 (e)	766
726	5.625%, 11/15/23 (e)	799
5,600	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	6,174
1,767	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	1,732
	L Brands, Inc.,
1,100	5.625%, 10/15/23	1,180
5,925	6.625%, 04/01/21	6,710
	Lennar Corp.,
950	4.500%, 06/15/19	967
555	6.950%, 06/01/18	618
555	Series B, 12.250%, 06/01/17	680
	Level 3 Communications, Inc.,
1,065	8.875%, 06/01/19	1,142
7,185	11.875%, 02/01/19	7,742
2,625	Level 3 Escrow II, Inc., 5.375%, 08/15/22 (e)	2,671
	Level 3 Financing, Inc.,
2,814	6.125%, 01/15/21 (e)	2,951

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,465	7.000%, 06/01/20	3,699
13,963	8.125%, 07/01/19	14,940
1,420	8.625%, 07/15/20	1,562
870	Liberty Interactive LLC, 8.250%, 02/01/30	948
2,093	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,449
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	212
1,335	LifePoint Hospitals, Inc., Co Guar, 5.500%, 12/01/21	1,398
	Linn Energy LLC/Linn Energy Finance Corp.,
6,550	6.250%, 11/01/19	6,026
1,290	6.500%, 09/15/21	1,180
3,350	7.750%, 02/01/21	3,283
	Live Nation Entertainment, Inc.,
1,365	5.375%, 06/15/22 (e)	1,368
1,018	7.000%, 09/01/20 (e)	1,082
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	321
1,143	M/I Homes, Inc., 8.625%, 11/15/18	1,193
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	3,463
2,995	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,242
6,215	Marina District Finance Co., Inc., 9.875%, 08/15/18	6,541
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	600
5,200	5.500%, 02/15/23	5,538
367	6.250%, 06/15/22	395
325	6.500%, 08/15/21	348
925	6.750%, 11/01/20	980
1,237	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	1,262
	Masco Corp.,
261	5.950%, 03/15/22	287
56	7.125%, 03/15/20	64
1,968	MasTec, Inc., 4.875%, 03/15/23	1,879
780	Media General Financing Sub, Inc., 5.875%, 11/15/22	786
1,783	Memorial Resource Development Corp., 5.875%, 07/01/22 (e)	1,738
	Meritage Homes Corp.,
1,038	7.000%, 04/01/22	1,126
500	7.150%, 04/15/20	550
12,815	MetLife, Inc., 6.400%, 12/15/36	14,401

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	MGM Resorts International,
3,225	5.250%, 03/31/20	3,306
500	6.625%, 12/15/21	548
3,625	6.750%, 10/01/20	3,978
4,120	7.625%, 01/15/17	4,496
10,644	7.750%, 03/15/22	12,267
9,100	8.625%, 02/01/19	10,533
1,350	11.375%, 03/01/18	1,647
	Micron Technology, Inc.,
689	5.500%, 02/01/25 (e)	698
1,272	5.875%, 02/15/22 (e)	1,335
1,630	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	1,695
150	Mobile Mini, Inc., 7.875%, 12/01/20	162
	Momentive Performance Materials, Inc.,
1,350	3.880%, 10/24/21	1,168
1,350	8.875%, 10/15/20 (d)	—
	Motors Liquidation Co.,
10	0.000%, 05/01/28 (d) (i)	—	(h)
115	0.000%, 07/15/33 (d) (i)	—	(h)
11	7.750%, 03/15/36 (d) (i)	—	(h)
836	MPG Holdco I, Inc., 7.375%, 10/15/22 (e)	878
3,145	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	3,290
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	827
1,275	MTR Gaming Group, Inc., 11.500%, 08/01/19	1,399
182	Murphy Oil USA, Inc., 6.000%, 08/15/23	191
778	Mustang Merger Corp., 8.500%, 08/15/21 (e)	786
4,000	Mylan, Inc., 7.875%, 07/15/20 (e)	4,305
455	National Financial Partners Corp., 9.000%, 07/15/21 (e)	483
195	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	206
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	253
259	6.500%, 06/01/22	241
434	7.875%, 10/01/20	427
421	9.625%, 05/01/19	458
1,027	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	1,045

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.,
720	7.375%, 01/15/22 (e)	724
275	8.125%, 02/15/19	266
1,970	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	1,985
	NCR Corp.,
246	5.000%, 07/15/22	245
115	5.875%, 12/15/21	118
903	6.375%, 12/15/23	952
55	Neebo, Inc., 15.000%, 06/30/16 (e)	58
	Neiman Marcus Group Ltd. LLC,
1,497	8.000%, 10/15/21 (e)	1,597
2,400	9.500% (Cash), 10/15/21 (e) (v)	2,568
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,211
1,545	5.750%, 03/01/24 (e)	1,618
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
1,290	5.625%, 03/15/20 (e)	1,348
747	5.875%, 03/15/22 (e)	792
	New Albertsons, Inc.,
254	6.625%, 06/01/28	212
580	8.000%, 05/01/31	556
579	8.700%, 05/01/30	570
	Newfield Exploration Co.,
1,204	5.625%, 07/01/24	1,294
2,100	5.750%, 01/30/22	2,273
975	6.875%, 02/01/20	1,012
2,928	Nexstar Broadcasting, Inc., 6.875%, 11/15/20	3,038
	NGL Energy Partners LP/NGL Energy Finance Corp.,
445	5.125%, 07/15/19 (e)	448
750	6.875%, 10/15/21 (e)	797
	Nielsen Finance LLC/Nielsen Finance Co.,
1,200	4.500%, 10/01/20	1,200
3,668	5.000%, 04/15/22 (e)	3,723
4,944	NII Capital Corp., 7.625%, 04/01/21 (d)	989
3,083	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	3,515
	NRG Energy, Inc.,
600	6.250%, 07/15/22	627
1,275	6.250%, 05/01/24 (e)	1,316
3,766	6.625%, 03/15/23	3,973

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
5,245	7.625%, 01/15/18	5,888
2,236	7.875%, 05/15/21	2,426
1,000	8.250%, 09/01/20	1,081
1,337	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,344
1,100	Oasis Petroleum, Inc., 6.875%, 03/15/22	1,144
758	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	648
1,325	Olin Corp., 5.500%, 08/15/22	1,368
602	Omnicare, Inc., 7.750%, 06/01/20	641
473	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	503
2,000	Oshkosh Corp., 8.500%, 03/01/20	2,115
3,250	PAETEC Holding Corp., 9.875%, 12/01/18	3,429
440	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	467
	Parker Drilling Co.,
1,050	6.750%, 07/15/22	955
660	7.500%, 08/01/20	637
7,021	Party City Holdings, Inc., 8.875%, 08/01/20	7,618
667	PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.750%, 08/15/19	677
	Peabody Energy Corp.,
410	6.000%, 11/15/18	397
6,427	6.250%, 11/15/21	6,085
196	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.500%, 05/15/21	209
370	Penske Automotive Group, Inc., 5.750%, 10/01/22	385
1,623	PHI, Inc., 5.250%, 03/15/19	1,603
545	Pilgrim’s Pride Corp., 7.875%, 12/15/18	568
1,200	Pinnacle Entertainment, Inc., 6.375%, 08/01/21	1,284
408	Pioneer Energy Services Corp., 6.125%, 03/15/22 (e)	379
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	487
231	7.500%, 01/15/20	280
1,385	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,454
5,891	Plains Exploration & Production Co., 6.500%, 11/15/20	6,433
4,614	Polymer Group, Inc., 7.750%, 02/01/19	4,799
	PolyOne Corp.,
2,611	5.250%, 03/15/23	2,618
2,989	7.375%, 09/15/20	3,168

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Post Holdings, Inc.,
2,200	6.000%, 12/15/22 (e)	2,123
2,761	6.750%, 12/01/21 (e)	2,758
9,600	7.375%, 02/15/22	9,840
9,206	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	9,333
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,669
136	8.125%, 02/01/20	145
865	Prince Mineral Holding Corp., 12.000%, 12/15/19 (e)	947
	Prudential Financial, Inc.,
12,920	VAR, 5.200%, 03/15/44	12,920
18,245	VAR, 5.625%, 06/15/43	18,929
20,685	VAR, 5.875%, 09/15/42	21,926
	QEP Resources, Inc.,
2,269	5.250%, 05/01/23	2,207
3,625	5.375%, 10/01/22	3,571
1,871	6.875%, 03/01/21	2,011
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22 (e)	960
	QVC, Inc.,
200	5.125%, 07/02/22	210
1,005	7.375%, 10/15/20 (e)	1,063
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	241
2,527	7.750%, 02/15/31	2,578
375	Qwest Corp., 7.250%, 09/15/25	442
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	819
665	7.875%, 03/15/21	748
465	Radio One, Inc., 9.250%, 02/15/20 (e)	462
1,266	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,372
	Rain CII Carbon LLC/CII Carbon Corp.,
1,250	8.000%, 12/01/18 (e)	1,288
1,456	8.250%, 01/15/21 (e)	1,485
	Range Resources Corp.,
569	5.000%, 08/15/22	597
2,427	5.000%, 03/15/23	2,536
10	6.750%, 08/01/20	11
585	Rayonier AM Products, Inc., 5.500%, 06/01/24 (e)	553
1,244	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	1,303
126	Real Mex Restaurants, Inc., 11.000%, 03/21/16 (i)	126

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,356
	Regal Entertainment Group,
950	5.750%, 03/15/22	928
1,200	5.750%, 06/15/23	1,152
315	5.750%, 02/01/25	298
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23	290
696	5.000%, 10/01/22	710
2,245	5.500%, 04/15/23	2,324
1,043	5.875%, 03/01/22	1,111
1,145	6.500%, 07/15/21	1,216
10,970	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	11,964
415	Resolute Forest Products, Inc., 5.875%, 05/15/23	397
600	Revlon Consumer Products Corp., 5.750%, 02/15/21	600
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
10,235	5.750%, 10/15/20	10,644
2,000	6.875%, 02/15/21	2,125
3,600	7.125%, 04/15/19	3,740
3,275	7.875%, 08/15/19	3,508
1,950	8.250%, 02/15/21	2,096
3,625	8.500%, 05/15/18	3,757
10,300	9.000%, 04/15/19	10,764
19,632	9.875%, 08/15/19	21,325
2,510	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21	2,497
598	Ridgebury Crude Tankers LLC, Reg. S, 7.625%, 03/20/17 (e)	601
	Rite Aid Corp.,
910	6.750%, 06/15/21	971
2,380	8.000%, 08/15/20	2,570
950	9.250%, 03/15/20	1,050
656	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	700
878	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	874
1,500	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,566
656	Rose Rock Midstream LP/Rose Rock Finance Corp, 5.625%, 07/15/22	654

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Rosetta Resources, Inc.,
1,680	5.625%, 05/01/21	1,630
2,644	5.875%, 06/01/22	2,538
374	5.875%, 06/01/24	359
554	RSP Permian, Inc., 6.625%, 10/01/22 (e)	553
775	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	816
320	Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., 9.750%, 02/15/17	304
	Sabine Pass Liquefaction LLC,
1,337	5.625%, 02/01/21	1,401
9,629	5.625%, 04/15/23	9,966
975	5.750%, 05/15/24 (e)	1,008
1,113	6.250%, 03/15/22 (e)	1,199
5,430	Sabre GLBL, Inc., 8.500%, 05/15/19 (e)	5,837
655	Salix Pharmaceuticals Ltd., 6.000%, 01/15/21 (e)	709
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	527
3,000	5.750%, 06/01/22	3,195
1,500	6.875%, 11/15/19	1,609
1,402	Samson Investment Co., 9.750%, 02/15/20	1,037
	SandRidge Energy, Inc.,
6,475	7.500%, 03/15/21	5,827
1,750	8.125%, 10/15/22	1,584
923	Sanmina Corp., 4.375%, 06/01/19 (e)	924
1,541	SBA Communications Corp., 4.875%, 07/15/22 (e)	1,518
2,991	SBA Telecommunications, Inc., 5.750%, 07/15/20	3,126
	Sealed Air Corp.,
433	5.250%, 04/01/23 (e)	445
600	6.500%, 12/01/20 (e)	660
8,689	8.375%, 09/15/21 (e)	9,840
562	SemGroup Corp., 7.500%, 06/15/21	592
2,130	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	2,098
1,336	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,396
9,792	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	10,502
	Service Corp. International,
2,041	5.375%, 01/15/22	2,114
260	5.375%, 05/15/24	268
680	6.750%, 04/01/16	719
2,735	7.500%, 04/01/27	3,008

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
700	7.625%, 10/01/18	784
1,240	8.000%, 11/15/21	1,457
850	SESI LLC, 7.125%, 12/15/21	918
750	Seventy Seven Energy, Inc., 6.500%, 07/15/22 (e)	705
600	Seventy Seven Operating LLC, 6.625%, 11/15/19	594
408	Shearer’s Foods LLC/Chip Fin Corp., 9.000%, 11/01/19 (e)	449
1,285	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	1,430
910	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	883
	Sinclair Television Group, Inc.,
7,429	5.375%, 04/01/21	7,448
935	5.625%, 08/01/24 (e)	923
2,480	6.125%, 10/01/22	2,567
	Sirius XM Radio, Inc.,
10,672	4.250%, 05/15/20 (e)	10,612
722	4.625%, 05/15/23 (e)	697
4,200	5.750%, 08/01/21 (e)	4,357
485	5.875%, 10/01/20 (e)	512
3,131	6.000%, 07/15/24 (e)	3,264
	SITEL LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	686
805	11.500%, 04/01/18	706
1,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	1,236
	SM Energy Co.,
960	5.000%, 01/15/24	897
2,369	6.500%, 11/15/21	2,458
925	6.500%, 01/01/23	955
2,193	6.625%, 02/15/19	2,270
	Smithfield Foods, Inc.,
3,625	5.250%, 08/01/18 (e)	3,734
5,530	5.875%, 08/01/21 (e)	5,862
2,575	6.625%, 08/15/22	2,807
1,300	7.750%, 07/01/17	1,449
	Spectrum Brands, Inc.,
1,520	6.375%, 11/15/20	1,611
3,333	6.625%, 11/15/22	3,575
4,375	6.750%, 03/15/20	4,626
450	Spirit AeroSystems, Inc., 5.250%, 03/15/22	458
	Sprint Capital Corp.,
476	6.900%, 05/01/19	505
15,756	8.750%, 03/15/32	17,607

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Sprint Communications, Inc.,
1,115	6.000%, 12/01/16	1,181
2,727	6.000%, 11/15/22	2,720
1,750	7.000%, 03/01/20 (e)	1,952
3,715	7.000%, 08/15/20	3,938
15,195	9.000%, 11/15/18 (e)	17,873
305	11.500%, 11/15/21	392
	Sprint Corp.,
1,188	7.125%, 06/15/24 (e)	1,221
13,898	7.250%, 09/15/21 (e)	14,697
17,756	7.875%, 09/15/23 (e)	19,221
	Standard Pacific Corp.,
1,275	8.375%, 01/15/21	1,489
319	10.750%, 09/15/16	366
2,025	Station Casinos LLC, 7.500%, 03/01/21	2,116
	Steel Dynamics, Inc.,
625	5.125%, 10/01/21 (e)	647
865	5.250%, 04/15/23	908
480	5.500%, 10/01/24 (e)	507
330	6.375%, 08/15/22	359
850	7.625%, 03/15/20	897
2,672	Stone Energy Corp., 7.500%, 11/15/22	2,492
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
650	5.500%, 06/01/24	645
114	7.375%, 08/01/21	123
	Summit Midstream Holdings LLC / Summit Midstream Finance Corp.,
510	5.500%, 08/15/22	510
391	7.500%, 07/01/21	424
	SunGard Data Systems, Inc.,
994	6.625%, 11/01/19	1,029
1,349	7.375%, 11/15/18	1,406
2,962	7.625%, 11/15/20	3,158
	Swift Energy Co.,
450	7.125%, 06/01/17	428
1,176	7.875%, 03/01/22	1,061
929	8.875%, 01/15/20	906
705	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	710
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
850	5.250%, 05/01/23	893
2,218	6.375%, 08/01/22	2,384
655	6.875%, 02/01/21	704
116	7.875%, 10/15/18	121

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	37

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
277	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	297
875	Teleflex, Inc., 5.250%, 06/15/24 (e)	888
1,575	Tempur Sealy International, Inc., 6.875%, 12/15/20	1,681
	Tenet Healthcare Corp.,
785	4.375%, 10/01/21	780
1,021	4.500%, 04/01/21	1,024
13,750	4.750%, 06/01/20	14,059
1,134	5.000%, 03/01/19 (e)	1,135
1,145	5.500%, 03/01/19 (e)	1,171
4,629	6.000%, 10/01/20	4,976
510	6.250%, 11/01/18	554
4,620	6.750%, 02/01/20	4,886
10,318	8.000%, 08/01/20	10,989
6,906	8.125%, 04/01/22	7,916
	Terex Corp.,
6,235	6.000%, 05/15/21	6,484
2,200	6.500%, 04/01/20	2,316
480	Tesoro Corp., 5.125%, 04/01/24	481
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
893	5.500%, 10/15/19 (e)	918
5,079	5.875%, 10/01/20	5,193
4,975	6.125%, 10/15/21	5,112
857	6.250%, 10/15/22 (e)	887
	T-Mobile U.S.A., Inc.,
930	6.000%, 03/01/23	958
930	6.375%, 03/01/25	955
2,881	6.625%, 11/15/20	3,036
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	617
1,495	6.125%, 01/15/22	1,549
1,296	6.250%, 04/01/21	1,353
405	6.464%, 04/28/19	422
1,360	6.500%, 01/15/24	1,425
1,700	6.625%, 04/01/23	1,794
6,029	6.633%, 04/28/21	6,353
11,760	6.731%, 04/28/22	12,436
1,602	6.836%, 04/28/23	1,694
435	Toll Brothers Finance Corp., 6.750%, 11/01/19	490
1,635	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	1,680
	TransDigm, Inc.,
480	5.500%, 10/15/20	480
3,471	6.000%, 07/15/22	3,510
971	6.500%, 07/15/24	1,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
548	TransUnion Holding Co., Inc., 8.875%, 06/15/18	570
3,340	Tutor Perini Corp., 7.625%, 11/01/18	3,457
	tw telecom holdings, Inc.,
900	5.375%, 10/01/22	994
3,000	6.375%, 09/01/23	3,420
3,380	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	3,439
1,240	U.S. Concrete, Inc., 8.500%, 12/01/18	1,327
476	UAL 2007-1 Pass-Through Trust, 6.636%, 07/02/22	509
2,100	UCI International, Inc., 8.625%, 02/15/19	2,016
1,433	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	1,454
4,880	Unit Corp., 6.625%, 05/15/21	4,868
	United Rentals North America, Inc.,
274	5.750%, 07/15/18	287
2,105	5.750%, 11/15/24	2,208
2,078	6.125%, 06/15/23	2,236
1,435	7.375%, 05/15/20	1,557
9,777	7.625%, 04/15/22	10,901
5,355	8.250%, 02/01/21	5,837
2,725	8.375%, 09/15/20	2,950
5,287	United Surgical Partners International, Inc., 9.000%, 04/01/20	5,710
	Universal Health Services, Inc.,
288	3.750%, 08/01/19 (e)	290
420	4.750%, 08/01/22 (e)	428
	Univision Communications, Inc.,
2,675	5.125%, 05/15/23 (e)	2,822
4,033	6.750%, 09/15/22 (e)	4,477
750	8.500%, 05/15/21 (e)	812
37	USG Corp., 7.875%, 03/30/20 (e)	40
886	USI, Inc., 7.750%, 01/15/21 (e)	897
1,456	Vail Resorts, Inc., 6.500%, 05/01/19	1,522
2,147	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22 (e)	2,265
504	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	498
1,716	Viasystems, Inc., 7.875%, 05/01/19 (e)	1,819
13,110	Voya Financial, Inc., VAR, 5.650%, 05/15/53	13,110
5,080	Vulcan Materials Co., 7.500%, 06/15/21	5,918
	VWR Funding, Inc.,
1,380	7.250%, 09/15/17	1,449
5	10.750%, 06/30/17 (e)	5
2,292	W&T Offshore, Inc., 8.500%, 06/15/19	2,235

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	W.R. Grace & Co.-Conn,
938	5.125%, 10/01/21 (e)	977
312	5.625%, 10/01/24 (e)	329
	WCI Communities, Inc.,
1,643	6.875%, 08/15/21 (e)	1,659
495	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	514
2,316	West Corp., 5.375%, 07/15/22 (e)	2,247
353	Western Refining, Inc., 6.250%, 04/01/21	355
1,150	Westmoreland Coal Co./Westmoreland Partners, 10.750%, 02/01/18	1,205
433	WhiteWave Foods Co. (The), 5.375%, 10/01/22	456
	Whiting Petroleum Corp.,
1,750	5.000%, 03/15/19	1,811
7,600	5.750%, 03/15/21	8,018
	Windstream Corp.,
444	7.500%, 06/01/22	472
4,774	7.750%, 10/15/20	5,084
14,219	7.750%, 10/01/21	15,215
75	8.125%, 09/01/18	78
	WMG Acquisition Corp.,
3,360	6.000%, 01/15/21 (e)	3,444
1,958	6.750%, 04/15/22 (e)	1,929
	WPX Energy, Inc.,
835	5.250%, 01/15/17	872
1,236	5.250%, 09/15/24	1,205
6,585	6.000%, 01/15/22	6,898
500	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	526
545	XPO Logistics, Inc., 7.875%, 09/01/19 (e)	571
2,020	Zayo Group LLC/Zayo Capital, Inc., 10.125%, 07/01/20	2,242
1,208	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	1,271

		2,357,961

	Venezuela — 0.3%
	Petroleos de Venezuela S.A.,
8,850	Reg. S, 5.250%, 04/12/17	5,930
10,180	Reg. S, 5.375%, 04/12/27	4,835
25,836	Reg. S, 6.000%, 11/15/26	12,782
6,560	Reg. S, 8.500%, 11/02/17	4,943

		28,490

	Total Corporate Bonds (Cost $3,148,918)	3,184,634

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 4.9%
	Argentina — 0.1%
738	City of Buenos Aires, Reg. S, 12.500%, 04/06/15 (m)	745
	Provincia de Buenos Aires,
2,332	Reg. S, 9.625%, 04/18/28 (m)	2,006
2,899	Reg. S, 10.875%, 01/26/21 (m)	2,638
479	Reg. S, 11.750%, 10/05/15 (m)	457
1,200	Provincia de Cordoba, Reg. S, 12.375%, 08/17/17 (m)	1,104

		6,950

	Aruba — 0.1%
5,290	Government of Aruba, 4.625%, 09/14/23 (e) (m)	5,303

	Bahrain — 0.0% (g)
2,860	Kingdom of Bahrain, 6.000%, 09/19/44 (e)	2,953

	Brazil — 0.3%
10,805	Citigroup Inc., CLN, Reg. S, 0.000%, 01/03/17 (linked to Federal Republic of Brazil, 0.000%, 01/01/17; credit rating BBB) (i)	7,269
	Federal Republic of Brazil,
2,162	5.000%, 01/27/45 (m)	2,119
3,520	7.125%, 01/20/37 (m)	4,444
7,640	11.000%, 08/17/40 (m)	8,251
6,900	Federative Republic of Brazil, 5.000%, 01/27/45 (m)	6,762

		28,845

	Colombia — 0.1%
5,340	Republic of Colombia, 6.125%, 01/18/41 (m)	6,421

	Costa Rica — 0.2%
	Instituto Costarricense de Electricidad,
520	6.375%, 05/15/43 (e)	450
1,870	Reg. S, 6.950%, 11/10/21	1,977
	Republic of Costa Rica,
4,570	7.000%, 04/04/44 (e) (m)	4,719
2,200	Reg. S, 4.250%, 01/26/23 (m)	2,090
9,090	Reg. S, 9.995%, 08/01/20 (m)	11,703

		20,939

	Croatia — 0.0% (g)
	Republic of Croatia,
2,040	Reg. S, 6.000%, 01/26/24 (m)	2,198
550	Reg. S, 6.250%, 04/27/17 (m)	586
1,800	Reg. S, 6.750%, 11/05/19 (m)	1,994

		4,778

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Dominican Republic — 0.2%
735	Dominican Republic, 7.450%, 04/30/44 (e)	821
	Government of Dominican Republic,
3,520	7.450%, 04/30/44 (e) (m)	3,934
2,391	9.040%, 01/23/18 (e) (m)	2,606
2,200	Reg. S, 5.875%, 04/18/24 (m)	2,321
3,740	Reg. S, 7.500%, 05/06/21 (m)	4,254
8,345	Reg. S, 9.040%, 01/23/18 (m)	9,096

		23,032

	Ecuador — 0.0% (g)
4,442	Republic of Ecuador, 7.950%, 06/20/24 (e) (m)	4,653

	El Salvador — 0.1%
5,150	Republic of El Salvador, Reg. S, 7.750%, 01/24/23 (m)	5,845

	Ghana — 0.0% (g)
4,250	Republic of Ghana, Reg. S, 8.500%, 10/04/17 (m)	4,480

	Honduras — 0.1%
7,290	Republic of Honduras, 8.750%, 12/16/20 (e) (m)	8,311

	Hungary — 0.5%
5,050	Hungary Government International Bond, 5.375%, 03/25/24	5,406
	Republic of Hungary,
10,880	5.375%, 03/25/24 (m)	11,648
7,390	5.750%, 11/22/23 (m)	8,119
2,524	6.375%, 03/29/21 (m)	2,856
8,300	7.625%, 03/29/41 (m)	10,728
12,382	7.625%, 03/29/41 (m)	16,033

		54,790

	Indonesia — 0.3%
	Republic of Indonesia,
8,250	5.875%, 01/15/24 (e) (m)	9,384
8,550	6.750%, 01/15/44 (e) (m)	10,485
14,842	Reg. S, 11.625%, 03/04/19 (m)	19,907

		39,776

	Iraq — 0.2%
20,635	Republic of Iraq, Reg. S, 5.800%, 01/15/28 (m)	18,288

	Italy — 0.2%
	Republic of Italy,
EUR 1,000	4.250%, 03/01/20 (m)	1,445
EUR 7,400	4.500%, 05/01/23 (m)	10,971
EUR 2,300	Reg. S, 4.750%, 08/01/23 (e) (m)	3,475

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Italy — continued
EUR 7,200	Reg. S, 4.750%, 09/01/28 (e) (m)	10,835

		26,726

	Kenya — 0.0% (g)
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/01/32; credit rating B) (i)	704

	Nigeria — 0.0% (g)
4,500	Citigroup, Inc., CLN, 16.526%, 01/31/22 (linked to Republic of Nigeria Treasury 10-Year Bond, 16.390%, 01/27/22; credit rating BB-) (a) (e) (i)	4,219

	Pakistan — 0.1%
	Republic of Pakistan,
8,620	8.250%, 04/15/24 (e) (m)	9,008
400	Reg. S, 6.875%, 06/01/17 (m)	409

		9,417

	Panama — 0.0% (g)
2,450	Panama Government International Bond, 4.300%, 04/29/53 (m)	2,187
2,150	Republic of Panama, 6.700%, 01/26/36 (m)	2,698

		4,885

	Peru — 0.0% (g)
1,550	Republic of Peru, 5.625%, 11/18/50 (m)	1,763

	Philippines — 0.2%
	Republic of the Philippines,
7,030	5.500%, 03/30/26 (m)	8,225
600	7.500%, 09/25/24 (m)	783
8,130	10.625%, 03/16/25 (m)	12,917

		21,925

	Portugal — 0.2%
	Portugal Obrigacoes do Tesouro OT,
EUR 10,882	Reg. S, 4.750%, 06/14/19 (e) (m)	15,361
EUR 3,600	Reg. S, 5.650%, 02/15/24 (m)	5,370

		20,731

	Romania — 0.2%
	Republic of Romania,
13,500	6.750%, 02/07/22 (e) (m)	16,099
8,260	Reg. S, 6.125%, 01/22/44 (m)	9,654

		25,753

	Russia — 0.3%
	Russian Federation,
2,400	Reg. S, 3.500%, 01/16/19 (m)	2,361
9,800	Reg. S, 4.875%, 09/16/23 (m)	9,812

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Russia — continued
4,800	Reg. S, 5.875%, 09/16/43 (m)	4,980
8,390	Reg. S, 12.750%, 06/24/28 (m)	13,865
4,192	Reg. S, SUB, 7.500%, 03/31/30 (m)	4,758

		35,776

	Serbia — 0.2%
15,230	Republic of Serbia, Reg. S, 7.250%, 09/28/21 (m)	17,457

	Slovenia — 0.1%
	Slovenia Government International Bond,
13,070	5.250%, 02/18/24 (e) (m)	14,103

	South Africa — 0.1%
	Republic of South Africa,
4,370	4.665%, 01/17/24 (m)	4,539
8,190	5.875%, 09/16/25 (m)	9,245
2,000	South Africa Government International Bond, 5.875%, 05/30/22 (m)	2,260

		16,044

	Spain — 0.3%
	Kingdom of Spain,
EUR 1,600	4.800%, 01/31/24 (m)	2,487
EUR 4,250	4.850%, 10/31/20 (m)	6,433
EUR 13,050	Reg. S, 5.400%, 01/31/23 (e) (m)	20,908

		29,828

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
7,430	Reg. S, 5.875%, 07/25/22 (m)	7,746
2,980	Reg. S, 6.250%, 10/04/20 (m)	3,173

		10,919

	Turkey — 0.4%
	Republic of Turkey,
25,300	6.000%, 01/14/41 (m)	28,020
7,930	6.250%, 09/26/22 (m)	9,000
6,250	7.375%, 02/05/25 (m)	7,703

		44,723

	Ukraine — 0.1%
	Republic of Ukraine,
3,730	Reg. S, 7.750%, 09/23/20 (m)	3,245
3,640	Reg. S, 7.800%, 11/28/22 (m)	3,130
3,772	Reg. S, 9.250%, 07/24/17 (m)	3,400

		9,775

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Uruguay — 0.0% (g)
	Republic of Uruguay,
1,280	7.625%, 03/21/36 (m)	1,741
1,230	8.000%, 11/18/22 (m)	1,620

		3,361

	Venezuela — 0.2%
	Republic of Venezuela,
15,120	7.650%, 04/21/25 (m)	9,072
6,200	Reg. S, 7.000%, 03/31/38 (m)	3,596
6,420	Reg. S, 9.000%, 05/07/23 (m)	4,125
6,590	Reg. S, 9.250%, 05/07/28 (m)	4,184

		20,977

	Zambia — 0.0% (g)
4,590	Republic of Zambia, 8.500%, 04/14/24 (e) (m)	5,244

	Total Foreign Government Securities (Cost $552,253)	559,694

Loan Assignments — 0.9%
	Bermuda — 0.0% (g)
846	Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	818

	Canada — 0.0% (g)
407	MEG Energy Corp., New Term Loan B, VAR, 3.750%, 03/31/20	400

	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	650

	Luxembourg — 0.0% (g)
1,700	Delta 2 Lux Sarl, 2nd Lien Term Loan, VAR, 7.750%, 07/29/22	1,693

	Singapore — 0.0% (g)
1,008	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	1,005

	United Kingdom — 0.0% (g)
73	Ceva Group plc, Synthetic Letter of Credit, Term Loan, VAR, 6.500%, 03/19/21	69
77	Ceva Intercompany, Dutch B.V. Term Loan, VAR, 6.500%, 03/19/21	73
13	Ceva Logistics Holdings, Inc., Canadian Term Loan, VAR, 6.500%, 03/19/21	13
106	Ceva Logistics Holdings, Inc., Term Loan B, VAR, 6.500%, 03/19/21	100

		255

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignment — continued
	United States — 0.9%
3,600	Albertsons LLC, Term Loan B4, VAR, 4.500%, 08/25/21 ^†††	3,601
186	Alon USA Partners LP, Term Loan B, VAR, 9.250%, 11/26/18	188
1,067	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	1,072
642	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.500%, 07/03/19	639
842	Attachmate Corp., 1st Lien Term Loan, VAR, 7.250%, 11/22/17	841
903	Avaya, Inc., 1st Lien Term Loan B3, VAR, 4.652%, 10/26/17	873
392	Avaya, Inc., Term Loan B6, VAR, 6.500%, 03/31/18	388
893	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	877
377	AZ Chemical Ltd., 2nd Lien Term Loan, VAR, 7.500%, 06/10/22	376
318	Carestream Health, Inc., 1st Lien Term Loan, VAR, 5.000%, 06/07/19	318
221	Catalent Pharma Solutions, Inc., USD Term Loan, VAR, 6.500%, 12/31/17	220
632	CDW LLC, Term Loan, VAR, 3.250%, 04/29/20	617
1,462	Chrysler Group LLC, New Term Loan B, VAR, 3.500%, 05/24/17	1,454
3,209	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	3,174
559	Cincinnati Bell, Inc., Term Loan B, VAR, 4.000%, 09/10/20	550
4,407	Clear Channel Communications, Inc., Term Loan, VAR, 6.904%, 01/30/19	4,154
1,873	Clear Channel Communications, Inc., Term Loan E, VAR, 7.654%, 07/30/19	1,799
2,091	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20	2,093
1,269	Delta Air Lines, Inc., Term Loan B1, VAR, 3.250%, 10/18/18	1,240
1,714	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.501%, 11/01/18	1,706
818	Drillships Ocean Ventures, Inc., 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	783
195	Ducommun, Inc., Term Loan B, VAR, 4.750%, 06/28/17	195
640	Energy Future Intermediate Holdings Co. LLC., 1st Lien Term Loan, VAR, 4.250%, 06/19/16	638
192	Entercom Radio LLC, Term Loan B-2, VAR, 4.000%, 11/23/18	192

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
819	FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	814
2,160	Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20	2,075
2,260	First Data Corp., 2018 Dollar Term Loan, VAR, 3.653%, 03/23/18	2,237
119	Fram Group Holdings, Inc., 1st Lien Term Loan, VAR, 6.500%, 07/29/17	119
675	Freescale Semiconductor, Inc., 7 Years Term Loan B-4, VAR, 4.250%, 02/28/20	665
594	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	593
866	Go Daddy Operating Co. LLC, Term Loan B, VAR, 4.750%, 05/13/21	863
324	Graton Economic Development Authority, Term Loan, VAR, 9.000%, 08/22/18	333
3,716	H. J. Heinz Co., 1st Lien Term Loan B2, VAR, 3.500%, 06/05/20	3,692
558	Intrawest Resorts Holdings, Inc., Term Loan, VAR, 5.500%, 12/09/20	557
867	inVentiv Health, Inc., Term Loan B4, VAR, 7.750%, 05/15/18	855
2,125	J. Crew Group, Inc., 1st Lien Term Loan B, VAR, 4.000%, 03/05/21	2,050
1,496	J.C. Penney Corp., Inc., 1st Lien Term Loan, VAR, 6.000%, 05/22/18	1,476
438	McGraw-Hill Education Holdings LLC, Term B Loan, VAR, 5.750%, 03/22/19	439
272	OCI Beaumont LLC, Term Loan B3, VAR, 5.000%, 08/20/19	274
6,084	Pinnacle Foods Finance LLC, Term Loan G, VAR, 3.250%, 04/29/20	5,965
191	Quikrete Holdings, Inc., 2nd Lien Term Loan, VAR, 7.000%, 03/26/21	193
906	R.H. Donnelley, Inc., Exit Term Loan, VAR, 9.750%, 12/31/16	637
959	Radio One, Inc., 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	957
46	Realogy Group LLC, Extended Term Loan, VAR, 0.002%, 10/10/16	45
641	Remy International, Inc., Term B Loan 2013, VAR, 4.250%, 03/05/20	634
328	Reynolds Group Holdings Ltd., Incremental Term Loan, VAR, 4.000%, 12/01/18	326
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	397
2,125	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,120
3,427	ROC Finance LLC, 1st Lien Term Loan B, VAR, 5.000%, 06/20/19	3,276

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignment — continued
	United States — continued
1,217	Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18	1,149
723	Scientific Games International, Inc., Term Loan, VAR, 4.250%, 10/18/20 ^	707
1,618	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,570
1,053	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	1,042
800	Shingle Springs Tribal Gaming Authority, Term Loan B, VAR, 6.250%, 08/29/19	806
1,289	Signode Industrial Group U.S., Inc. 1st Lien Term Loan B, VAR, 4.000%, 05/01/21	1,264
546	Stallion Oilfield Holdings, Inc., Term Loan, VAR, 8.000%, 06/19/18	521
635	Summit Materials LLC, New Term Loan B, VAR, 5.000%, 01/30/19	636
3,213	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	3,169
513	Syniverse Holdings, Inc., Term Loan 2019, VAR, 4.000%, 04/23/19	503
1,460	Syniverse Holdings, Inc.,1st Lien Term Loan, VAR, 4.000%, 04/23/19	1,434
1,001	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan, VAR, 3.750%, 05/05/16 (d)	1,006
12,272	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.647%, 10/10/17 (d) ^	8,924
6,472	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.647%, 10/10/16 (d)	4,680
1,107	Tribune Media Co., Initial Term Loan, VAR, 4.000%, 12/27/20	1,097
1,120	TWCC Holding Corp., 1st Lien Term Loan, VAR, 3.500%, 02/13/17	1,103
1,972	Univision Communications, Inc., 1st Lien Term Loan C4, VAR, 4.000%, 03/01/20	1,951
443	Univision Communications, Inc., Term Loan, VAR, 4.000%, 03/01/20	438
754	Vertis, Inc., Extended Term Loan, VAR, 12/21/15 (d) (i)	1
725	Visant Corp., 1st Lien Term Loan B, VAR, 7.000%, 09/23/21	714
1,076	Wabash National Corp., 1st Lien Term Loan B, VAR, 4.500%, 05/08/19	1,070
696	WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20	674
401	XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	397

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
397	Zayo Group LLC, Term Loan B, VAR, 4.000%, 07/02/19	393

		94,829

	Total Loan Assignments (Cost 102,381)	99,650

Preferred Securities — 5.3% (x)
	Belgium — 0.2%
EUR 12,925	KBC Groep N.V., VAR, 5.625%, 03/19/19	15,873

	Cayman Islands — 0.1%
16,060	Emirates NBD Tier 1 Ltd., VAR, 5.750%, 05/30/19	15,618

	Denmark — 0.1%
EUR 10,550	Danske Bank A/S, VAR, 5.750%, 04/06/20	13,551

	France — 0.4%
	Credit Agricole S.A.,
EUR 3,505	VAR, 6.500%, 06/23/21	4,467
20,223	VAR, 6.625%, 09/23/19 (e)	19,730
	Electricite de France S.A.,
1,500	VAR, 5.250%, 01/29/23 (e)	1,553
8,035	VAR, 5.250%, 01/29/23 (e)	8,336
10,240	VAR, 5.625%, 01/22/24 (e)	10,726
GBP 2,000	Orange S.A., VAR, 5.875%, 02/07/22	3,261

		48,073

	Netherlands — 0.1%
GBP 4,400	Telefonica Europe B.V., VAR, 6.750%, 11/26/20	7,372

	Spain — 0.1%
	Banco Bilbao Vizcaya Argentaria S.A.,
EUR 10,000	Reg. S, VAR, 7.000%, 02/19/19	12,854
2,000	VAR, 9.000%, 05/09/18	2,162

		15,016

	Switzerland — 0.2%
	Credit Suisse Group AG,
6,385	VAR, 6.250%, 12/18/24 (e)	6,210
13,111	VAR, 7.500%, 12/11/23 (e)	13,934

		20,144

	United Kingdom — 0.5%
705	Barclays plc, VAR, 8.250%, 12/15/18	728
	HSBC Holdings plc,
8,915	VAR, 5.625%, 01/17/20	9,060
20,640	VAR, 6.375%, 09/17/24	21,053

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Preferred Securities — continued
	United Kingdom — continued
	Lloyds Banking Group plc,
16,958	VAR, 7.500%, 06/27/24	17,636
GBP 6,909	Nationwide Building Society, VAR, 6.875%, 06/20/19	10,804

		59,281

	United States — 3.6%
	Bank of America Corp.,
43,165	Series V, VAR, 5.125%, 06/17/19	41,870
15,355	Series U, VAR, 5.200%, 06/01/23	14,242
11,220	Series X, VAR, 6.250%, 09/05/24	11,206
9,455	Series Z, VAR, 6.500%, 10/23/24	9,715
10,419	Series K, VAR, 8.000%, 01/30/18	11,213
5,315	Series M, VAR, 8.125%, 05/15/18	5,767
15,300	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	14,478
	Citigroup, Inc.,
40,750	Series D, VAR, 5.350%, 05/15/23	37,999
11,330	Series N, VAR, 5.800%, 11/15/19	11,353
21,931	VAR, 5.950%, 01/30/23	21,794
	Fifth Third Bancorp,
6,175	Series J, VAR, 4.900%, 09/30/19	6,074
17,625	VAR, 5.100%, 06/30/23	16,655
	General Electric Capital Corp.,
24,700	Series C, VAR, 5.250%, 06/15/23	24,762
32,500	Series B, VAR, 6.250%, 12/15/22	35,548
10,795	Goldman Sachs Capital II, VAR, 4.000%, 12/01/14	8,118
26,093	Goldman Sachs Group, Inc. (The), Series L, VAR, 5.700%, 05/10/19	26,680
27,620	Morgan Stanley, Series H, VAR, 5.450%, 07/15/19	27,749
	PNC Financial Services Group, Inc. (The),
18,415	Series R, VAR, 4.850%, 06/01/23	17,494
14,588	VAR, 6.750%, 08/01/21	15,923
11,565	Wachovia Capital Trust III, VAR, 5.570%, 12/04/14	11,189
	Wells Fargo & Co.,
20,092	Series S, VAR, 5.900%, 06/15/24	20,657
21,405	Series K, VAR, 7.980%, 03/15/18	23,592

		414,078

	Total Preferred Securities (Cost $610,757)	609,006

SHARES
Preferred Stocks — 1.8%
	Brazil — 0.1%
387	Banco Bradesco S.A. (Preference Shares)	5,828

SHARES		SECURITY DESCRIPTION	VALUE

		Cayman Islands — 0.0% (g)
3		XLIT Ltd., Series D, VAR, 3.354%, 12/01/14 ($1,000 par value) @	2,801

		Luxembourg — 0.0% (g)
265		ArcelorMittal, 6.000%, 01/15/16	5,424

		United States — 1.7%
29		Alcoa, Inc., 5.375%, 10/01/17 (a)	1,486
256		Allstate Corp. (The), Series C, 6.750%, 10/15/18 ($25 par value) @	6,909
97		Allstate Corp. (The), Series E, 6.625%, 04/15/19 ($25 par value) @	2,555
3		Ally Financial, Inc., Series G, 7.000%, 12/03/14 ($1,000 par value) (e) @	3,053
8		American Tower Corp., Series A, 5.250%, 05/15/17	870
454		Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) @	10,814
119		BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) @	2,887
508		BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @	11,655
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,183
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	2,826
365		Capital One Financial Corp, 6.700%, 12/01/19 ($25 par value) @	9,176
85		Capital One Financial Corp., Series B, 6.000%, 09/01/17 ($25 par value) @	2,052
2		Chesapeake Energy Corp., 5.750% (e) @	2,489
—	(h)	Constar International, Inc. (Preference Shares) (a) (i)	–
57		Crown Castle International Corp., Series A, 4.500%, 11/01/16	5,810
537		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	13,772
57		Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	2,847
18		Dominion Resources, Inc., Series A, 6.125%, 04/01/16 ($50 par value)	1,006
35		Dominion Resources, Inc., Series B, 6.000%, 07/01/16 ($50 par value)	2,014
440		Duke Energy Corp., 5.125%, 01/15/18 ($25 par value)	10,684
34		Exelon Corp., 6.500%, 06/01/17	1,781
12		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	321
675		Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	16,141

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE

Preferred Stocks — continued
	United States — continued
65	Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	1,974
30	Health Care REIT, Inc., Series I, 6.500%	1,842
28	iStar Financial, Inc., Series J, 4.500%, 03/15/18 ($25 par value) @	1,697
485	Morgan Stanley, Series E, VAR, 7.125%, 10/15/23 ($25 par value) @	13,221
415	Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	10,462
300	Morgan Stanley, VAR, 6.875%, 01/15/24 ($25 par value) @	7,956
73	NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	4,037
1	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) (e) @	1,063
374	SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	8,338
36	Stanley Black & Decker, Inc., 6.250%, 11/17/16	4,125
509	State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) @	12,432
301	State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	7,861
34	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	1,715
43	United Technologies Corp., 7.500%, 08/01/15 ($50 par value)	2,517
42	Vornado Realty Trust, Series G, 6.625%, 12/03/14 ($25 par value) @	1,103
10	Weingarten Realty Investors, Series F, 6.500%, 12/03/14 ($25 par value) @	243
3	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	3,737

		196,654

	Total Preferred Stocks (Cost $207,806)	210,707

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.2%
20,455	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $20,464 )	20,463

NUMBER OF WARRANTS		VALUE

Warrants — 0.0% (g)
	United States — 0.0% (g)
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—
1	Neebo, Inc., expiring 6/20/19 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $–(h))	—

SHARES
Short-Term Investments — 2.1%
	Time Deposit — 0.1%
19,100	Royal Bank of Canada, 0.100%, 11/03/14 (m)	19,100

	Investment Company — 2.0%
227,258	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	227,258

	Total Short-Term Investments (Cost $246,358)	246,358

	Total Investments — 98.9% (Cost $10,893,177)	11,423,027
	Other Assets in Excess of Liabilities (c) — 1.1%	130,355

	NET ASSETS — 100.0%	$11,553,382

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.5%
Oil, Gas & Consumable Fuels	8.4
Real Estate Investment Trusts (REITs)	7.4
Foreign Government Securities	4.9
Pharmaceuticals	4.4
Non-Agency CMO	4.4
Diversified Telecommunication Services	4.1
Asset-Backed Securities	3.9
Insurance	3.8
Media	3.6
Wireless Telecommunication Services	2.6
Capital Markets	2.2
Electric Utilities	1.8
Diversified Financial Services	1.8
Metals & Mining	1.8

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	1.8%
Chemicals	1.7
Automobiles	1.7
Multi-Utilities	1.6
Health Care Providers & Services	1.6
Hotels, Restaurants & Leisure	1.6
Food Products	1.5
Specialty Retail	1.4
Software	1.2
IT Services	1.2
Tobacco	1.1
Trading Companies & Distributors	1.0
Machinery	1.0
Others (each less than 1.0%)	15.8
Short-Term Investments	2.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
447	Dow Jones Euro STOXX 50 Index	12/19/14	17,371	314
334	E-mini S&P 500	12/19/14	33,590	43
167	FTSE 100 Index	12/19/14	17,380	198
	Short Futures Outstanding
(3,523)	Euro FX	12/15/14	(551,790)	14,350
(13,377)	5 Year U.S. Treasury Note	12/31/14	(1,597,611)	(14,027)

				878

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
650	EUR	Union Bank of Switzerland AG	11/21/14	832	815	17
1,569	EUR	Deutsche Bank AG	11/28/14	1,994	1,967	27
446	GBP	Citibank, N.A.	11/21/14	713	713	—	(h)
				3,539	3,495	44

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ADR	— American Depositary Receipt
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2014. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
NOK	— Norwegian Krone
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2014.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2014.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(d)	— Defaulted Security.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(v)	— Security has the ability to pay interest in kind (“PIK”) or pay in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2014.

^	— All or a portion of the security is unsettled as of October 31, 2014. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of October 31, 2014.
†††	— All of the loan was unused by the borrower as of October 31, 2014. The coupon rate shown is the accrual rate for the fee associated with the unused portion of the loan.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $3,040,116,000 and 26.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	47

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$11,195,769
Investments in affiliates, at value	227,258

Total investment securities, at value	11,423,027
Cash	55,973
Foreign currency, at value	4,686
Deposits at broker for futures contracts	1,221
Due from custodian	12,521
Receivables:
Investment securities sold	32,106
Fund shares sold	48,792
Interest and dividends from non-affiliates	84,302
Dividends from affiliates	3
Tax reclaims	2,456
Variation margin on futures contracts	6,356
Unrealized appreciation on forward foreign currency exchange contracts	44

Total Assets	11,671,487

LIABILITIES:
Payables:
Due to custodian	2,540
Distributions	4,652
Investment securities purchased	81,769
Fund shares redeemed	19,519
Unrealized depreciation on forward foreign currency exchange contracts	—	(a)
Accrued liabilities:
Investment advisory fees	2,128
Administration fees	393
Distribution fees	3,724
Shareholder servicing fees	1,664
Custodian and accounting fees	1,025
Trustees’ and Chief Compliance Officer’s fees	1
Other	690

Total Liabilities	118,105

Net Assets	$11,553,382

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$11,004,502
Accumulated undistributed (distributions in excess of) net investment income	17,105
Accumulated net realized gains (losses)	1,448
Net unrealized appreciation (depreciation)	530,327

Total Net Assets	$11,553,382

Net Assets:
Class A	$4,024,646
Class C	4,676,332
Select Class	2,852,404

Total	$11,553,382

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	386,572
Class C	450,312
Select Class	273,698

Net Asset Value (a):
Class A — Redemption price per share	$10.41
Class C — Offering price per share (b)	10.38
Select Class — Offering and redemption price per share	10.42
Class A maximum sales charge	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$10.90

Cost of investments in non-affiliates	$10,665,919
Cost of investments in affiliates	227,258
Cost of foreign currency	4,686

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	49

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$277,701
Interest income from affiliates	— (a)
Dividend income from non-affiliates	263,038
Dividend income from affiliates	26
Foreign taxes withheld	(13,288)

Total investment income	527,477

EXPENSES:
Investment advisory fees	44,674
Administration fees	8,228
Distribution fees:
Class A	9,329
Class C	30,626
Shareholder servicing fees:
Class A	9,329
Class C	10,209
Select Class	5,281
Custodian and accounting fees	1,498
Interest expense to affiliates	— (a)
Professional fees	210
Trustees’ and Chief Compliance Officer’s fees	91
Printing and mailing costs	840
Registration and filing fees	608
Transfer agent fees	5,177
Other	439

Total expenses	126,539

Less amounts waived	(36,042)
Less earnings credits	— (a)

Net expenses	90,497

Net investment income (loss)	436,980

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	48,356 (b)
Futures	(12,457)
Foreign currency transactions	1,326

Net realized gain (loss)	37,225

Distributions of capital gains received from investment company affiliates	2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	24,709
Futures	4,162
Foreign currency translations	(783)
Unfunded commitments	(6)

Change in net unrealized appreciation/depreciation	28,082

Net realized/unrealized gains (losses)	65,309

Change in net assets resulting from operations	$502,289

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains tax of approximately $24,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$436,980	$269,791
Net realized gain (loss)	37,225	46,024
Distributions of capital gains received from investment company affiliates	2	—
Change in net unrealized appreciation/depreciation	28,082	310,390

Change in net assets resulting from operations	502,289	626,205

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(170,909)	(111,932)
Class C
From net investment income	(167,676)	(107,766)
Select Class
From net investment income	(99,880)	(57,838)

Total distributions to shareholders	(438,465)	(277,536)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,203,513	3,951,744

NET ASSETS:
Change in net assets	3,267,337	4,300,413
Beginning of year	8,286,045	3,985,632

End of year	$11,553,382	$8,286,045

Accumulated undistributed (distributions in excess of) net investment income	$17,105	$6,954

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	51

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,754,004	$2,149,373
Distributions reinvested	160,513	102,403
Cost of shares redeemed	(1,144,052)	(663,937)

Change in net assets resulting from Class A capital transactions	$770,465	$1,587,839

Class C
Proceeds from shares issued	$1,605,271	$1,932,277
Distributions reinvested	139,649	86,665
Cost of shares redeemed	(572,883)	(353,909)

Change in net assets resulting from Class C capital transactions	$1,172,037	$1,665,033

Select Class
Proceeds from shares issued	$1,697,362	$1,047,792
Distributions reinvested	71,120	38,769
Cost of shares redeemed	(507,471)	(387,689)

Change in net assets resulting from Select Class capital transactions	$1,261,011	$698,872

Total change in net assets resulting from capital transactions	$3,203,513	$3,951,744

SHARE TRANSACTIONS:
Class A
Issued	168,171	213,544
Reinvested	15,350	10,232
Redeemed	(109,473)	(66,122)

Change in Class A Shares	74,048	157,654

Class C
Issued	154,329	192,419
Reinvested	13,383	8,679
Redeemed	(55,179)	(35,341)

Change in Class C Shares	112,533	165,757

Select Class
Issued	162,114	103,990
Reinvested	6,792	3,871
Redeemed	(48,764)	(38,507)

Change in Select Class Shares	120,142	69,354

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2014	$10.32	$0.47		$0.09	$0.56	$(0.47)	$—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(d)
Year Ended October 31, 2010	8.47	0.48	(e)	0.89	1.37	(0.47)	—	(d)

Class C
Year Ended October 31, 2014	10.29	0.42		0.10	0.52	(0.43)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(d)
Year Ended October 31, 2010	8.47	0.43	(e)	0.90	1.33	(0.44)	—	(d)

Select Class
Year Ended October 31, 2014	10.33	0.49		0.09	0.58	(0.49)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(d)
Year Ended October 31, 2010	8.47	0.49	(e)	0.90	1.39	(0.49)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Amount rounds to less than $0.01.
(e)	Calculated based upon average shares outstanding, unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.41	5.54%	$4,024,646	0.74%	4.60%	1.12%	41%
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49

10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49

10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P.Morgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2014

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at October 31, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$197,546	$—	$197,546
Belgium	4,395	30,278	—	34,673
Bermuda	2,052	—	—	2,052
Brazil	65,861	—	—	65,861
Canada	80,492	—	—	80,492
China	2,463	103,312	—	105,775
Denmark	—	12,318	—	12,318
Finland	6,115	84,977	—	91,092
France	12,592	306,792	—	319,384
Germany	—	152,910	—	152,910
Hong Kong	3,642	80,044	—	83,686
Hungary	—	5,804	—	5,804
India	—	9,408	—	9,408
Indonesia	—	17,502	—	17,502
Ireland	40,106	—	—	40,106
Italy	—	77,919	—	77,919
Japan	—	293,904	—	293,904
Luxembourg	3,426	—	—	3,426
Malaysia	2,940	—	—	2,940
Mexico	6,559	—	—	6,559
Netherlands	—	136,461	—	136,461
Norway	—	52,216	—	52,216
Poland	—	8,449	—	8,449
Portugal	—	5,279	—	5,279
Qatar	—	6,370	—	6,370
Russia	10,699	38,497	—	49,196
Singapore	—	66,194	—	66,194
South Africa	—	84,602	—	84,602
South Korea	24,355	16,971	—	41,326
Spain	—	88,530	—	88,530
Sweden	—	111,671	—	111,671
Switzerland	—	227,776	—	227,776
Taiwan	18,636	112,002	—	130,638
Thailand	12,053	9,214	—	21,267
Turkey	—	26,084	—	26,084
United Arab Emirates	—	5,634	—	5,634
United Kingdom	11,421	575,499	—	586,920

OCTOBER 31, 2014	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
United States	$2,050,257	$26,491	$1,770		$2,078,518

Total Common Stocks	2,358,064	2,970,654	1,770		5,330,488

Preferred Stocks
Brazil	5,828	—	—		5,828
Cayman Islands	—	2,801	—		2,801
Luxembourg	5,424	—	—		5,424
United States	190,049	6,605	—	(a)	196,654

Total Preferred Stocks	201,301	9,406	—	(a)	210,707

Debt Securities
Asset-Backed Securities
United States	—	8,505	435,562		444,067

Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	499,129	4,408		503,537

Commercial Mortgage-Backed Securities
United States	—	28,599	19,037		47,636

Convertible Bonds
Bermuda	—	2,067	—		2,067
Cayman Islands	—	9,731	—		9,731
Cyprus	—	5,788	—		5,788
France	—	7,489	—		7,489
Hungary	—	5,934	—		5,934
Luxembourg	—	13,577	—		13,577
Mauritius	—	778	—		778
Netherlands	—	10,813	—		10,813
Singapore	—	9,406	—		9,406
South Africa	—	1,024	—		1,024
Spain	—	11,295	—		11,295
Taiwan	—	1,443	—		1,443
United Arab Emirates	—	2,968	—		2,968
United Kingdom	—	10,147	—		10,147
United States	—	74,327	—	(a)	74,327

Total Convertible Bonds	—	166,787	—	(a)	166,787

Corporate Bonds
Australia	—	17,468	—		17,468
Austria	—	217	—		217
Azerbaijan	—	3,632	—		3,632
Bahamas	—	3,061	—		3,061
Belgium	—	589	—		589
Bermuda	—	16,465	—		16,465
Brazil	—	13,137	—		13,137
Canada	—	125,099	—		125,099
Cayman Islands	—	42,893	—		42,893
Chile	—	15,188	—		15,188
Colombia	—	28,526	—		28,526
Costa Rica	—	915	—		915
Croatia	—	13,585	—		13,585
Finland	—	1,442	—		1,442
France	—	14,933	—		14,933
Georgia	—	11,984	—		11,984
Germany	—	2,061	1,514		3,575
Hungary	—	5,547	—		5,547
Indonesia	—	29,987	—		29,987

58	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
Ireland	$—	$27,899	$—		$27,899
Italy	—	10,040	—		10,040
Japan	—	4,301	—		4,301
Kazakhstan	—	35,528	—		35,528
Liberia	—	1,500	—		1,500
Luxembourg	—	122,373	—		122,373
Mexico	—	54,112	—		54,112
Morocco	—	34,414	—		34,414
Netherlands	—	47,467	—		47,467
Norway	—	1,064	—		1,064
Peru	—	709	—		709
Singapore	—	490	—		490
South Korea	—	13,240	—		13,240
Sri Lanka	—	684	—		684
Turkey	—	5,922	—		5,922
United Kingdom	—	90,197	—		90,197
United States	—	2,344,119	13,842		2,357,961
Venezuela	—	28,490	—		28,490

Total Corporate Bonds	—	3,169,278	15,356		3,184,634

Preferred Securities
Belgium	—	15,873	—		15,873
Cayman Islands	—	15,618	—		15,618
Denmark	—	13,551	—		13,551
France	—	48,073	—		48,073
Netherlands	—	7,372	—		7,372
Spain	—	15,016	—		15,016
Switzerland	—	20,144	—		20,144
United Kingdom	—	59,281	—		59,281
United States	—	414,078	—		414,078

Total Preferred Securities	—	609,006	—		609,006

Loan Assignments
Bermuda	—	818	—		818
Canada	—	400	—		400
Cayman Islands	—	650	—		650
Luxembourg	—	1,693	—		1,693
Singapore	—	1,005	—		1,005
United Kingdom	—	255	—		255
United States	—	94,828	1		94,829

Total Loan Assignments	—	99,649	1		99,650

Foreign Government Securities	—	547,502	12,192		559,694
U.S. Treasury Obligation	—	20,463	—		20,463
Warrants
United States	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	$227,258	$—	$—		$227,258
Time Deposit	—	19,100	—		19,100

Total Investments in Securities	$2,786,623	$8,148,078	$488,326		$11,423,027

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$44	$—		$44
Futures Contracts	14,905	—	—		14,905

Total Appreciation in Other Financial Instruments	$14,905	$44	$—		$14,949

Depreciation in Other Financial Instruments
Futures Contracts	$(14,027)	$—	$—		$(14,027)

(a)	Value is zero.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2013		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014
Asset-Backed Securities — United States	$417,470		$480	$(1,859)	$2,190	$143,756	$(104,178)	$—	$(22,297)	$435,562
Collateralized Mortgage Obligations — Non-Agency CMO — United States	7,494		40	(117)	26	1,827	(4,863)	—	1	4,408
Commercial Mortgage-Backed Securities — United States	—		—	(193)	(2)	19,232	—	—	—	19,037
Common Stocks — United States	1,782		(110)	195	—	—	(97)	—	—	1,770
Convertible Bonds — Canada	2,584		244	(242)	—	—	(2,586)	—	—	—
Convertible Bonds — United States	335		(10)	(136)	—	31	(220)	—	—	—	(a)
Corporate Bonds — Canada	1		1	(1)	—	—	(1)	—	—	—
Corporate Bonds — Germany	1,844		—	(330)	—	—	—	—	—	1,514
Corporate Bonds — United States	13,542		11	368	(43)	2,696	(2,651)	—	(81)	13,842
Foreign Government Securities	16,012		(700)	(850)	—	—	(2,270)	—	—	12,192
Loan Assignments — United States	13		17	(12)	—	—	(17)	—	—	1
Preferred Stocks — United States	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$461,077		$(27)	$(3,177)	$2,171	$167,542	$(116,883)	$—	$(22,377)	$488,326

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(3,192,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)
	4	Terms of Plan of Reorganization	Discount for lack of marketability (a)	25% (N/A)

Common Stock	4

	—(d)	Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)

Convertible Bond	—(d)

	—	Discounted Cash Flow (c)	Discount for lack of marketability (a)	10% (N/A)

Preferred Stock	—

	132	Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)
			Discount for lack of marketability (a)	10% (N/A)

Corporate Bond	132

60	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Fair Value at October 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	435,561	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00%(3.62%)
			Constant Default Rate	0.00% - 30.00%(6.92%)
			Yield (Discount Rate of Cash Flows)	0.94% - 13.63%(4.49%)

Asset-Backed Securities	435,561

	4,407	Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26%(11.60%)
			Constant Default Rate	0.00% - 6.61%(3.19%)
			Yield (Discount Rate of Cash Flows)	4.62% - 10.96%(7.21%)

Collateralized Mortgage Obligations	4,407

	19,037	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.08% - 5.75%(4.81%)

Commercial Mortgage-Backed Securities	19,037

Warrants	—	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$459,141

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services. At October 31, 2014, the value of these securities was $29,185,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.
(d)	Amount rounds to less than $1,000.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of October 31, 2014, were approximately $15,630,000 and 0.1%, respectively.

C. Loan Assignments — The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities

OCTOBER 31, 2014	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations. However, during the commitment period, these investments earn no interest or dividends.

At October 31, 2014, the Fund had no unfunded loan commitments.

E. Futures Contracts — The Fund uses index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2014 (amounts in thousands):

Futures Contracts:
Currency
Average Notional Balance Short	$554,102	(a)
Ending Notional Balance Short	551,790
Equity
Average Notional Balance Long	17,867
Ending Notional Balance Long	68,341
Interest Rate
Average Notional Balance Short	980,195
Ending Notional Balance Short	1,597,611

(a)	Average for the period September 1, 2014 to October 31, 2014.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2014 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$2,617
Ending Settlement Value Sold	3,539

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Currency contracts	Receivables, Net assets — Unrealized Appreciation	$14,350	$—
Equity contracts	Receivables, Net assets — Unrealized Appreciation	555	—
Foreign exchange contracts	Receivables	—	44

Total		$14,905	$44

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(14,027)	$—
Foreign exchange contracts	Payables	—	—	(b)

(a)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.
(b)	Amount rounds to less than one thousand.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2014, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(1,753)	$—	$(1,753)
Foreign exchange contracts	—	415	415
Interest rate contracts	(10,704)	—	(10,704)

Total	$(12,457)	$415	$(12,042)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Currency contracts	$14,350	$—	$14,350
Equity contracts	555	—	555
Foreign exchange contracts	—	39	39
Interest rate contracts	(10,743)	—	(10,743)

Total	$4,162	$39	$4,201

The Fund’s derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sale of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$11,636	$(11,636)

64	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICS”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2,592	$18

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$10,934	$7,642	$17,085	$35,661

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2014 was approximately $381,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund incurred approximately $37,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,970,624	$3,935,288	$8,114	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,927,441	$771,205	$275,619	$495,586

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$438,465	$438,465

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

Ordinary Income	Total Distributions Paid
$277,536	$277,536

66	J.P. MORGAN FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$38,973	$20,105	$494,502

The cumulative timing differences primarily consist of mark to market of PFICs and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the Fund did not have any net capital loss carryforwards.

During the year ended October 31, 2014, the Fund utilized pre-enactment capital loss carryforwards of approximately $18,482,000.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has shareholders, which are in accounts maintained by financial intermediaries on behalf of their clients, which own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some

OCTOBER 31, 2014	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2014, the Fund invested approximately 54.6% of its total investments in the United States.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN FUNDS	69

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

70	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	71

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,012.60	$3.80	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,009.20	6.33	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Select Class
Actual	1,000.00	1,012.50	3.04	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

74	J.P. MORGAN FUNDS	OCTOBER 31, 2014

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The

OCTOBER 31, 2014	J.P. MORGAN FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the third, second and first quintiles for both Class A and Select Class shares for the one- three-, and five-year periods ended December 31, 2013, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

OCTOBER 31, 2014	J.P. MORGAN FUNDS	77

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 13.89% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had approximately $254,561,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-INCBUILD-1014

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

Throughout the twelve months ended October 31, 2014, leading central banks maintained accommodative policies to stimulate growth. However, improving economic conditions in the U.S. led the Federal Reserve to wind down and end its Quantitative Easing program of monthly bond purchases, while both the European Central Bank and the Bank of Japan took unprecedented steps to counter slowing in growth in their respective economies.

The continued growth in the U.S. economy drove the dollar higher against other key currencies, reaching a seven-year peak against the Japanese yen and a two-year high against the euro. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index returned -3.75% for the twelve months ended October 31, 2014.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.81)%
J.P. Morgan GBI-EM Global Diversified Index	(2.68)%

Net Assets as of 10/31/2014 (In Thousands)	$314,102
Duration as of 10/31/2014	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI-EM Global Diversified Index (the “Benchmark”) for the twelve months ended October 31, 2014.

After significantly underperforming other asset classes in 2013 as nations with current account deficits suffered substantial bond market losses and heavy outflows, emerging market performance generally improved in 2014. Local currency emerging market debt underperformed dollar denominated emerging market debt over the twelve months ended October 31, 2014, driven primarily by weakness in emerging market currencies. The Benchmark returned -2.68% for the twelve months ended October 31, 2014, but posted a return of 1.56% for the year to date.

Leading detractors from performance relative to the Benchmark included the Fund’s exposure to Polish debt and Brazilian debt. Our Brazilian duration position, where we primarily favored short end bonds that the Fund managers believed would benefit from monetary mispricing, underperformed, particularly later in the period as uncertainty surrounding the outcome of the presidential election in Brazil weighed on bond markets and on the currency. Our underweight rates position in Poland detracted. The Fund’s underweight position in the Rus-

sian ruble, which has sold off in the face of elevated geopolitical risk and falling oil prices, contributed positively to relative performance. Exposure to Turkish government bonds also contributed positively to relative performance.

During the twelve month period, the Fund experienced investor asset inflows of 116.6%, which detracted from relative performance as the Fund held the assets in cash and/or cash equivalents pending investment into securities, while the Benchmark held no cash.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash and/or cash equivalents as support for these positions. At the end of the reporting period, the Fund’s largest currency overweight positions versus the Benchmark were in Turkey, Indonesia, Mexico, and Chile. In addition, the Fund’s portfolio managers looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local interest rates, the Fund was overweight in Mexico, South Africa, Hungary, and Romania, as the Fund’s portfolio managers believed that the economic fundamentals of these countries would lead to lower interest rates (generally, bond prices increase when interest rates decline).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	73.3%
Corporate Bonds	0.1
Options Purchased	0.0	(a)
Short-Term Investment	26.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	10.6%
Turkey	8.5
Mexico	8.3
South Africa	7.6
Indonesia	6.1
Russia	6.0
Malaysia	4.8
Colombia	4.6
Thailand	4.6
Hungary	4.4
Romania	3.1
Poland	2.6
Nigeria	1.1
Others (each less than 1.0%)	1.1
Short-Term Investment	26.6

(a)	Amount rounds to less than 0.1%.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
Without Sales Charge		(4.02)%	(2.24)%
With Sales Charge*		(7.65)	(3.82)
CLASS C SHARES	June 29, 2012
Without CDSC		(4.45)	(2.70)
With CDSC**		(5.45)	(2.70)
CLASS R2 SHARES	June 29, 2012	(4.24)	(2.48)
CLASS R5 SHARES	June 29, 2012	(3.60)	(1.81)
CLASS R6 SHARES	June 29, 2012	(3.60)	(1.74)
SELECT CLASS SHARES	June 29, 2012	(3.81)	(2.01)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.58)%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	(7.49)%
Barclays Global
Ex-USD Benchmark Currency (Trade-Weighted) Index	(3.75)%

Net Assets as of 10/31/2014 (In Thousands)	$112,249
Duration as of 10/31/2014	1.1 years

INVESTMENT OBJECTIVE**

The JPMorgan International Currency Income Fund (the “Fund”) seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2014, the Fund (Select Class Shares) outperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index (the “Benchmark”) due to the Fund’s lower exposure to the euro and the Japanese yen, which sold off significantly against the dollar during the period. Bond yields fell throughout much of the euro zone due to the European Central Bank’s monetary easing policies, particularly in Germany, Italy and Spain. The Bank of Japan also extended its asset purchasing program, while the U.S. Federal Reserve ended its quantitative easing program in October.

The Fund outperformed the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the “Supplemental Benchmark”) for the twelve months ended October 31, 2014. Relative to the Supplemental Benchmark, the Fund’s longer duration positions in U.K. and Mexican local currency bonds made a positive contribution to performance, while the Fund’s long duration positions in Brazilian and Canadian local currency bonds detracted from relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with higher duration will experience a larger increase or decrease in price as interest rates rise or fall, compared with bonds of lower duration.

While all of the Fund’s currency positions detracted from absolute performance, the Fund’s position in the British pound and the Philippine peso were the smallest detractors. Positive economic momentum in both the U.K. and the Philippines provided support to their respective currencies. The Fund’s positions in the Russian ruble and Norwegian krone were the largest detractors from absolute performance. Russia’s currency came under pressure from the imposition of economic sanctions by Western nations, while a drop in global oil prices put pressure on Norway’s economy, which relies heavily on offshore oil production.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash and/or cash equivalents as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	57.5%
Supranational	22.6
Corporate Bonds	8.9
Short-Term Investment	11.0

PORTFOLIO COMPOSITION BY COUNTRY***
Supranational	22.6%
Netherlands	13.0
Mexico	8.4
Finland	6.2
Canada	5.8
United Kingdom	5.8
Brazil	4.9
Indonesia	4.6
Austria	3.8
Norway	3.7
Malaysia	3.7
Denmark	2.1
Thailand	1.9
Philippines	1.8
Others	0.7
Short-Term Investment	11.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 30, 2007
Without Sales Charge		(3.78)%	0.75%	2.39%
With Sales Charge*		(7.37)	(0.02)	1.88
CLASS C SHARES	March 30, 2007
Without CDSC		(4.51)	0.01	1.69
With CDSC**		(5.51)	0.01	1.69
SELECT CLASS SHARES	March 30, 2007	(3.58)	0.94	2.61

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Alternative Currency Strategies Average from March 30, 2007 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Lipper Alternative Currency Strategies Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that has remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of

1-month cash settled foreign currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Alternative Currency Strategies Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bond — 0.1%
	Mexico — 0.1%
MXN3,600	Grupo Televisa S.A.B., 7.250%, 05/14/43 (Cost $298 )	228

Foreign Government Securities — 69.4%
	Brazil — 10.0%
BRL4,110	Brazil Letras do Tesouro Nacional, Zero Coupon, 01/01/15	1,629
	Brazil Notas do Tesouro Nacional Series B,
BRL1,050	6.000%, 05/15/45	1,037
BRL951	6.000%, 08/15/50	950
	Brazil Notas do Tesouro Nacional Series F,
BRL3,700	10.000%, 01/01/15	1,484
BRL42,940	10.000%, 01/01/17	16,560
BRL21,700	10.000%, 01/01/21	7,934
BRL5,031	10.000%, 01/01/23	1,809

		31,403

	Colombia — 4.4%
	Republic of Colombia,
COP 10,500,000	4.375%, 03/21/23	4,515
COP4,030,000	6.000%, 04/28/28	1,781
COP5,705,000	7.750%, 04/14/21	3,020
COP1,290,000	9.850%, 06/28/27	804
COP6,130,000	10.000%, 07/24/24	3,693

		13,813

	Ghana — 0.0% (g)
167	Citigroup, Inc., CLN, 16.900%, 03/09/16 (linked to Government of Ghana, 16.900%, 03/09/16; credit rating B) (e) (i)	91

	Hungary — 4.2%
	Republic of Hungary,
HUF1,857,800	5.500%, 06/24/25	8,584
HUF132,000	6.750%, 10/22/28	679
HUF157,920	7.000%, 06/24/22	779
HUF619,400	7.500%, 11/12/20	3,067

		13,109

	Indonesia — 5.8%
	Republic of Indonesia,
IDR2,196,000	6.125%, 05/15/28	149
IDR 37,912,000	6.625%, 05/15/33	2,599
IDR 93,230,000	8.375%, 03/15/34	7,660
IDR 66,278,000	9.000%, 03/15/29	5,778
IDR 14,225,000	9.500%, 07/15/31	1,285
IDR6,600,000	10.500%, 08/15/30	642

		18,113

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Kenya — 0.2%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B) (i)	563

	Malaysia — 4.5%
	Malaysia Government Bond,
MYR7,600	3.480%, 03/15/23	2,253
MYR13,200	3.492%, 03/31/20	3,974
MYR4,200	3.844%, 04/15/33	1,208
MYR8,660	3.892%, 03/15/27	2,576
MYR7,600	4.048%, 09/30/21	2,347
MYR5,800	4.181%, 07/15/24	1,810

		14,168

	Mexico — 7.8%
	United Mexican States,
MXN31,241	3.500%, 12/14/17	2,518
MXN2,806	4.000%, 11/15/40	231
MXN19,900	7.500%, 06/03/27	1,636
MXN26,200	7.750%, 05/29/31	2,170
MXN74,400	7.750%, 11/13/42	6,181
MXN87,950	8.500%, 05/31/29	7,780
MXN9,050	8.500%, 11/18/38	810
MXN30,870	10.000%, 11/20/36	3,152

		24,478

	Nigeria — 1.1%
	Nigeria Government Bond,
NGN400,208	10.000%, 07/23/30	1,967
NGN200,000	16.000%, 06/29/19	1,348

		3,315

	Peru — 0.5%
	Republic of Peru,
PEN3,691	Reg. S, 6.900%, 08/12/37, GDN	1,340
PEN1,046	Reg. S, 6.950%, 08/12/31, GDN	383

		1,723

	Philippines — 0.3%
	Republic of Philippines,
PHP18,000	6.125%, 10/24/37	472
PHP22,000	6.250%, 01/14/36	534

		1,006

	Poland — 2.5%
	Poland Government Bond,
PLN100	5.250%, 10/25/17	32
PLN3,400	5.250%, 10/25/20	1,184

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Poland — continued
PLN6,000	5.500%, 04/25/15	1,811
PLN8,710	5.750%, 09/23/22	3,210
PLN3,800	5.750%, 04/25/29	1,528

		7,765

	Romania — 2.9%
	Republic of Romania,
RON4,000	4.750%, 02/24/25	1,218
RON3,750	5.750%, 04/29/20	1,204
RON16,750	5.850%, 04/26/23	5,480
RON4,030	5.900%, 07/26/17	1,249

		9,151

	Russia — 5.7%
	Russian Federation,
RUB201,930	6.700%, 05/15/19	4,159
RUB70,000	6.800%, 12/11/19	1,431
RUB27,100	7.000%, 01/25/23	529
RUB151,000	7.000%, 08/16/23	2,922
RUB30,200	7.500%, 03/15/18	655
RUB71,760	7.500%, 02/27/19	1,527
RUB72,400	7.600%, 04/14/21	1,504
RUB256,700	7.600%, 07/20/22	5,249

		17,976

	South Africa — 7.1%
	Republic of South Africa,
ZAR17,000	6.250%, 03/31/36	1,198
ZAR74,515	7.000%, 02/28/31	5,929
ZAR143,036	8.750%, 02/28/48	13,053
ZAR20,800	10.500%, 12/21/26	2,260

		22,440

	Thailand — 4.4%
	Thailand Government Bond,
THB62,700	3.580%, 12/17/27	1,947
THB84,150	3.625%, 06/16/23	2,683
THB41,000	3.650%, 12/17/21	1,310
THB176,100	3.875%, 06/13/19	5,675
THB25,000	4.875%, 06/22/29	879
THB24,028	Reg. S, 1.291%, 03/12/28	676
THB21,606	Reg. S, 1.291%, 07/14/21	640

		13,810

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Turkey — 8.0%
	Republic of Turkey,
TRY1,203	3.616%, 02/23/22	586
TRY4,415	7.100%, 03/08/23	1,811
TRY4,028	8.500%, 09/14/22	1,804
TRY4,000	8.800%, 09/27/23	1,822
TRY14,000	9.000%, 07/24/24	6,512
TRY5,540	9.500%, 01/12/22	2,602
TRY8,000	10.400%, 03/20/24	4,015
TRY12,240	10.500%, 01/15/20	6,001

		25,153

	Total Foreign Government Securities (Cost $228,726)	218,077

NOTIONAL AMOUNTS
Option Purchased — 0.0% (g)
	United States — 0.0% (g)
	Call Option Purchased — 0.0% (g)
3,136	ILS Put/USD Call, Expiring 1/16/15 @ 3.75 ILS to 1 USD, Vanilla, European Style (a) (Cost $37)	56

	Put Option Purchased — 0.0% (g)
7,240	USD Put/BRL Call, Expiring 12/1/14 @ 2.27 BRL to 1 USD, Vanilla, European Style (a) (Cost $138)	2

	Total Options Purchased (Cost $175)	58

SHARES
Short-Term Investment — 25.2%
	Investment Company — 25.2%
79,058	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $79,058 )	79,058

	Total Investments — 94.7% (Cost $308,257)	297,421
	Other Assets in Excess of Liabilities — 5.3% (c)	16,681

	NET ASSETS — 100.0%	$314,102

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures Contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(20)	10 Year U.S. Treasury Note	12/19/14	(2,527)	47

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,478	BRL	Goldman Sachs International †	12/17/14	6,304	5,769	(535)
21,353	BRL	Goldman Sachs International †	01/21/15	8,617	8,423	(194)
635,692	CLP	BNP Paribas †	01/21/15	1,061	1,097	36
4,201,036	CLP	Goldman Sachs International †	01/21/15	7,085	7,249	164
295,220	CLP	State Street Corp. †	01/21/15	492	509	17
78,591	CNY	HSBC Bank, N.A. †	12/17/14	12,738	12,771	33
12,692,628	COP	Credit Suisse International †	12/17/14	6,154	6,139	(15)
12,390,432	COP	HSBC Bank, N.A. †	12/17/14	6,186	5,993	(193)
18,977,925	COP	Credit Suisse International †	01/21/15	9,254	9,150	(104)
3,108,683	COP	Goldman Sachs International †	01/21/15	1,505	1,499	(6)
3,165,312	COP	HSBC Bank, N.A. †	01/21/15	1,526	1,526	— (h)
4,926	EUR	Credit Suisse International	12/17/14	6,310	6,175	(135)
4,895	EUR	Merrill Lynch International	12/17/14	6,191	6,136	(55)
5,020	EUR	State Street Corp.	12/17/14	6,339	6,292	(47)
4,873	EUR	Societe Generale	01/21/15	6,117	6,110	(7)
1,467,271	HUF	Barclays Bank plc	01/21/15	6,049	5,957	(92)
1,133,905	HUF	Societe Generale	01/21/15	4,597	4,603	6
69,149,337	IDR	Credit Suisse International †	01/21/15	5,598	5,647	49
38,188,270	IDR	Goldman Sachs International †	01/21/15	3,106	3,118	12
191,532	INR	Goldman Sachs International †	01/21/15	3,045	3,084	39
13,163,785	KRW	HSBC Bank, N.A. †	12/17/14	12,618	12,231	(387)
169,324	MXN	HSBC Bank, N.A.	12/17/14	12,766	12,541	(225)
28,623	MXN	Citibank, N.A.	01/21/15	2,123	2,116	(7)
7,692	MXN	Goldman Sachs International	01/21/15	568	569	1
111,130	MXN	Societe Generale	01/21/15	8,233	8,214	(19)
20,524	MYR	BNP Paribas †	12/17/14	6,278	6,179	(99)
56,966	MYR	Goldman Sachs International †	01/21/15	17,369	17,107	(262)
3,873	PEN	Goldman Sachs International †	01/21/15	1,316	1,313	(3)
3,167	PLN	Credit Suisse International	01/21/15	950	937	(13)
6,318	PLN	Deutsche Bank AG	01/21/15	1,900	1,869	(31)
10,537	PLN	Goldman Sachs International	01/21/15	3,162	3,117	(45)
58,177	PLN	Societe Generale	01/21/15	17,352	17,209	(143)
6,021	RON	Barclays Bank plc	01/21/15	1,705	1,706	1
126,686	RUB	BNP Paribas †	12/17/14	3,146	2,906	(240)
43,251	RUB	Credit Suisse International †	01/21/15	974	984	10
59,002	RUB	Deutsche Bank AG †	01/21/15	1,367	1,342	(25)
24,193	RUB	Goldman Sachs International †	01/21/15	581	550	(31)
44,723	RUB	HSBC Bank, N.A. †	01/21/15	1,064	1,017	(47)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
609	SGD	Barclays Bank plc	12/17/14	485	474	(11)
7,535	SGD	Royal Bank of Canada	12/17/14	5,977	5,864	(113)
203,080	THB	Barclays Bank plc	01/21/15	6,186	6,213	27
16,524	THB	HSBC Bank, N.A.	01/21/15	505	506	1
13,903	TRY	HSBC Bank, N.A.	12/17/14	6,187	6,193	6
13,931	TRY	TD Bank Financial Group	12/17/14	6,217	6,206	(11)
20,687	TRY	Barclays Bank plc	01/21/15	9,218	9,145	(73)
9,770	TRY	BNP Paribas	01/21/15	4,161	4,319	158
7,076	TRY	Credit Suisse International	01/21/15	3,051	3,128	77
7,056	TRY	HSBC Bank, N.A.	01/21/15	3,156	3,120	(36)
112,793	ZAR	Barclays Bank plc	01/21/15	9,837	10,088	251
19,558	ZAR	Goldman Sachs International	01/21/15	1,777	1,749	(28)
				258,503	256,159	(2,344)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,941	AUD	TD Bank Financial Group	12/17/14	6,398	6,089	309
14,478	BRL	BNP Paribas †	12/17/14	5,846	5,770	76
18,288	BRL	Goldman Sachs International †	01/21/15	7,135	7,214	(79)
3,062	BRL	State Street Corp. †	01/21/15	1,218	1,208	10
2,247	BRL	Union Bank of Switzerland AG †	01/21/15	913	886	27
318,420	CLP	Credit Suisse International †	01/21/15	528	549	(21)
898,165	CLP	HSBC Bank, N.A. †	01/21/15	1,490	1,550	(60)
39,981	CNY	HSBC Bank, N.A. †	12/17/14	6,490	6,497	(7)
25,521,296	COP	HSBC Bank, N.A. †	12/17/14	12,626	12,344	282
12,474,853	COP	State Street Corp. †	12/17/14	6,397	6,034	363
2,182,123	COP	Credit Suisse International †	01/21/15	1,061	1,052	9
1,602,044	COP	TD Bank Financial Group †	01/21/15	778	772	6
4,888	EUR	Barclays Bank plc	12/17/14	6,306	6,127	179
4,957	EUR	Royal Bank of Canada	12/17/14	6,308	6,214	94
4,995	EUR	State Street Corp.	12/17/14	6,468	6,261	207
266,272	HUF	Barclays Bank plc	01/21/15	1,089	1,081	8
462,763	HUF	BNP Paribas	01/21/15	1,919	1,878	41
1,214,297	HUF	Deutsche Bank AG	01/21/15	4,980	4,930	50
77,770	HUF	Goldman Sachs International	01/21/15	317	316	1
37,513,865	IDR	Credit Suisse International †	01/21/15	3,048	3,064	(16)
18,833,825	IDR	Goldman Sachs International †	01/21/15	1,507	1,538	(31)
23,104	ILS	Societe Generale	12/17/14	6,349	6,081	268
6,650,394	KRW	BNP Paribas †	12/17/14	6,221	6,179	42
6,513,391	KRW	Credit Suisse International †	12/17/14	6,043	6,052	(9)
18,978	MXN	Barclays Bank plc	01/21/15	1,406	1,403	3
60,895	MXN	Credit Suisse International	01/21/15	4,460	4,501	(41)
61,690	MXN	Goldman Sachs International	01/21/15	4,539	4,560	(21)
20,524	MYR	HSBC Bank, N.A. †	12/17/14	6,376	6,179	197
8,014	NZD	Westpac Banking Corp.	12/17/14	6,263	6,221	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,799	PEN	Credit Suisse International †	01/21/15	3,332	3,322	10
3,873	PEN	Goldman Sachs International †	01/21/15	1,318	1,313	5
20,863	PLN	Deutsche Bank AG	12/17/14	6,174	6,180	(6)
6,572	RON	Barclays Bank plc	01/21/15	1,873	1,862	11
6,475	RON	Deutsche Bank AG	01/21/15	1,846	1,834	12
130,211	RUB	BNP Paribas †	12/17/14	3,183	2,988	195
125,414	RUB	Credit Suisse International †	12/17/14	3,204	2,877	327
141,887	RUB	HSBC Bank, N.A. †	12/17/14	3,690	3,256	434
20,698	RUB	Credit Suisse International †	01/21/15	507	471	36
136,050	RUB	Goldman Sachs International †	01/21/15	3,254	3,093	161
8,144	SGD	HSBC Bank, N.A.	12/17/14	6,375	6,338	37
8,076	SGD	Westpac Banking Corp.	12/17/14	6,276	6,285	(9)
7,332	TRY	Deutsche Bank AG	01/21/15	3,153	3,241	(88)
17,321	TRY	Goldman Sachs International	01/21/15	7,461	7,658	(197)
68,915	ZAR	Credit Suisse International	12/17/14	6,216	6,202	14
16,405	ZAR	Credit Suisse International	01/21/15	1,461	1,468	(7)
26,023	ZAR	Goldman Sachs International	01/21/15	2,320	2,327	(7)
				186,122	183,265	2,857

Interest Rate Swaps and Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT		VALUE
Bank of America	4.020% semi-annually	6 month CLICP semi-annually	03/13/16	CLP	2,000,000	(50)
Bank of America	Brazilian CDI at maturity	11.680% at maturity	01/02/17	BRL	46,200	(135)
Bank of America	Brazilian CDI at maturity	12.160% annually	01/02/17	BRL	8,500	29
Bank of America	11.200% at maturity	Brazilian CDI at maturity	01/04/21	BRL	14,400	91
Bank of America	3 month JIBAR quarterly	7.970% quarterly	05/14/24	ZAR	20,000	30
Citibank N.A.	3 month JIBAR quarterly	6.030% quarterly	03/15/18	ZAR	37,500	(94)
Citibank N.A.	6 month WIBOR semi-annually	3.660% annually	09/26/18	PLN	9,500	196
Citibank N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	44
Citibank N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	65,000	160
Deutsche Bank AG (London)	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	20

						291

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Credit Default Swaps — Buy Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF OCTOBER 31, 2014 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Bank of America:
Republic of Indonesia, 6.875%, 09/03/17	1.000% quarterly	12/20/19	1.40	2,000	37	(40)
United Mexican States, 5.950%, 19/03/19	1.000% quarterly	12/20/16	0.35	8,000	(120)	128
Republic of Indonesia, 6.875%, 09/03/17	1.000% quarterly	12/20/19	1.40	1,500	28	(30)
Citibank, N.A.:
Republic of Indonesia, 6.875%, 09/03/17	1.000% quarterly	12/20/19	1.40	1,700	31	(53)
Deutsche Bank AG, New York:
Republic of Indonesia, 6.875%, 09/03/17	1.000% quarterly	12/20/19	1.40	1,800	33	(56)

					9	(51)

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 8.8%
	Netherlands — 2.9%
EUR15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17	21
GBP2,000	Nederlandse Waterschapsbank N.V., 2.125%, 09/07/16	3,267

		3,288

	United Kingdom — 5.7%
EUR50	BAT International Finance plc, 5.375%, 06/29/17	71
	Network Rail Infrastructure Finance plc,
GBP1,700	1.250%, 01/22/15	2,724
GBP2,150	4.875%, 11/27/15	3,593

		6,388

	United States — 0.2%
EUR50	AT&T, Inc., 6.125%, 04/02/15	64
EUR50	Cellco Partnership/Verizon Wireless Capital LLC, Reg. S, 8.750%, 12/18/15	69
EUR25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15	32
EUR50	Morgan Stanley, 5.500%, 10/02/17	71

		236

	Total Corporate Bonds (Cost $9,443)	9,912

Foreign Government Securities — 56.7%
	Australia — 0.2%
AUD258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	241

	Austria — 3.7%
	Republic of Austria,
EUR3,200	3.500%, 07/15/15 (e) (m)	4,107
EUR35	4.350%, 03/15/19 (e) (m)	52

		4,159

	Brazil —4.9%
BRL14,200	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 01/01/17 (m)	5,477

	Canada — 5.8%
	Government of Canada,
CAD4,050	1.000%, 05/01/15	3,594
CAD15	3.750%, 06/01/19 (m)	14
CAD3,070	4.000%, 06/01/16 (m)	2,851

		6,459

	Denmark — 2.0%
EUR1,750	Kingdom of Denmark, Reg. S, 2.750%, 03/16/16	2,274

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Finland — 6.1%
EUR2,440	Republic of Finland, 4.250%, 07/04/15 (e) (m)	3,145
GBP2,350	Kingdom of Finland, VAR, 0.614%, 02/25/16	3,763

		6,908

	France — 0.1%
EUR50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	64

	Germany — 0.2%
	Bundesrepublik Deutschland,
EUR60	3.500%, 07/04/19 (m)	87
EUR50	4.250%, 07/04/18 (m)	73
	Kreditanstalt fuer Wiederaufbau,
EUR25	3.875%, 01/21/19	36
EUR30	4.125%, 07/04/17	42

		238

	Indonesia — 4.5%
IDR 60,160,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	5,045

	Malaysia — 3.6%
	Malaysia Government Bond,
MYR8,400	3.741%, 02/27/15 (m)	2,556
MYR4,900	4.160%, 07/15/21	1,521

		4,077

	Mexico — 8.3%
	United Mexican States,
MXN57,400	8.000%, 12/17/15 (m)	4,487
MXN64,200	9.500%, 12/18/14 (m)	4,805

		9,292

	Netherlands — 9.9%
	Bank Nederlandse Gemeenten,
JPY555,000	1.850%, 11/07/16	5,145
GBP2,000	2.375%, 12/23/15	3,259
AUD2,950	5.625%, 02/16/17	2,732

		11,136

	Norway — 3.7%
AUD4,650	Kommunalbanken A.S., 6.000%, 03/16/15 (m)	4,133

	Philippines — 1.8%
PHP77,250	Republic of Philippines, 6.500%, 04/28/21	1,977

	Thailand — 1.9%
THB67,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	2,141

	Total Foreign Government Securities (Cost $73,262)	63,621

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Supranational — 22.3%
GBP1,700	European Bank for Reconstruction & Development, 0.875%, 12/15/14	2,720
	European Investment Bank,
JPY422,000	1.400%, 06/20/17	3,896
GBP2,170	3.000%, 12/07/15	3,558
	European Union,
EUR2,060	3.125%, 01/27/15	2,600
EUR3,256	3.625%, 04/06/16	4,289
GBP2,300	Inter-American Development Bank, 0.750%, 12/15/14	3,680
	International Bank for Reconstruction & Development,
GBP1,400	0.875%, 12/17/14	2,240
AUD2,282	5.130%, 07/14/15	2,038

	Total Supranational (Cost $26,683)	25,021

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 10.8%
	Investment Company — 10.8%
12,137	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $12,137 )	12,137

	Total Investments — 98.6% (Cost $121,525)	110,691
	Other Assets in Excess of Liabilities — 1.4%	1,558

	NET ASSETS — 100.0%	$112,249

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,646	ARS	HSBC Bank, N.A. †	11/10/14	853	899	46
6,836	ARS	Goldman Sachs International †	12/17/14	786	780	(6)
8,864	AUD	Union Bank of Switzerland AG	11/10/14	7,790	7,797	7
7,698	BRL	HSBC Bank, N.A. †	11/10/14	3,181	3,100	(81)
703	CAD	Barclays Bank plc	11/10/14	629	624	(5)
10,568	CAD	Union Bank of Switzerland AG	11/10/14	9,451	9,375	(76)
8,914	CAD	Union Bank of Switzerland AG	12/17/14	7,957	7,901	(56)
2,014	CHF	Royal Bank of Canada	11/10/14	2,103	2,093	(10)
1,841	CHF	Union Bank of Switzerland AG	12/17/14	1,922	1,915	(7)
728,485	CLP	Goldman Sachs International †	11/10/14	1,209	1,265	56
619,162	CLP	HSBC Bank, N.A. †	12/17/14	1,065	1,072	7
165,873	CNY	State Street Corp. †	11/10/14	26,966	26,989	23
140,720	CNY	HSBC Bank, N.A. †	12/17/14	22,885	22,868	(17)
1,747,980	COP	Morgan Stanley †	11/10/14	861	849	(12)
1,580,897	COP	Morgan Stanley †	12/17/14	762	765	3
30	EUR	Australia and New Zealand Banking Group Limited	11/10/14	38	38	— (h)
1,025	EUR	Barclays Bank plc	11/10/14	1,294	1,285	(9)
427	EUR	HSBC Bank, N.A.	11/10/14	540	535	(5)
4,636	EUR	Societe Generale	11/10/14	5,867	5,810	(57)
502	EUR	Union Bank of Switzerland AG	12/17/14	632	629	(3)
474	GBP	Australia and New Zealand Banking Group Limited	11/10/14	757	758	1
1,866	GBP	Barclays Bank plc	11/10/14	2,999	2,986	(13)
907	GBP	Societe Generale	11/10/14	1,451	1,451	— (h)
15,819	GBP	Standard Chartered Bank	11/10/14	25,314	25,304	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,492	HKD	Union Bank of Switzerland AG	11/10/14	1,737	1,740	3
11,512	HKD	Union Bank of Switzerland AG	12/17/14	1,484	1,484	— (h)
48,943,378	IDR	Credit Suisse International †	11/10/14	4,054	4,048	(6)
5,096	ILS	Royal Bank of Canada	11/10/14	1,382	1,341	(41)
4,415	ILS	Union Bank of Switzerland AG	12/17/14	1,167	1,162	(5)
161,733	INR	HSBC Bank, N.A. †	11/10/14	2,602	2,633	31
142,947	INR	Credit Suisse International †	12/17/14	2,317	2,315	(2)
31,218	JPY	HSBC Bank, N.A.	11/10/14	288	278	(10)
74,481	JPY	Standard Chartered Bank	11/10/14	668	663	(5)
250,246	JPY	Union Bank of Switzerland AG	11/10/14	2,342	2,228	(114)
5,291,341	KRW	HSBC Bank, N.A. †	11/10/14	5,002	4,927	(75)
4,639,479	KRW	Credit Suisse International †	12/17/14	4,340	4,311	(29)
18,223	MXN	Barclays Bank plc	11/10/14	1,350	1,353	3
82,224	MXN	Citibank, N.A.	11/10/14	6,074	6,104	30
71,691	MXN	Credit Suisse International	12/17/14	5,332	5,310	(22)
9,900	MYR	HSBC Bank, N.A. †	11/10/14	3,001	2,993	(8)
1,910	MYR	Deutsche Bank AG †	12/17/14	582	575	(7)
61,512	PHP	HSBC Bank, N.A. †	11/10/14	1,369	1,368	(1)
59,068	RUB	Credit Suisse International †	11/10/14	1,483	1,371	(112)
56,051	RUB	HSBC Bank, N.A. †	12/17/14	1,309	1,286	(23)
5,792	SAR	BNP Paribas	11/10/14	1,544	1,544	— (h)
4,643	SAR	Union Bank of Switzerland AG	12/17/14	1,237	1,237	— (h)
2,090	SEK	Royal Bank of Canada	11/10/14	288	283	(5)
1,507	SEK	Union Bank of Switzerland AG	12/17/14	205	204	(1)
3,194	SGD	Union Bank of Switzerland AG	11/10/14	2,506	2,486	(20)
2,853	SGD	HSBC Bank, N.A.	12/17/14	2,221	2,221	— (h)
17,329	THB	Credit Suisse International	11/10/14	532	532	— (h)
96,763	TWD	HSBC Bank, N.A. †	11/10/14	3,179	3,177	(2)
85,681	TWD	HSBC Bank, N.A. †	12/17/14	2,815	2,812	(3)
				189,722	189,074	(648)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,836	ARS	Goldman Sachs International †	11/10/14	800	803	(3)
810	ARS	HSBC Bank, N.A. †	11/10/14	90	95	(5)
72	AUD	Deutsche Bank AG	11/10/14	63	64	(1)
55	AUD	HSBC Bank, N.A.	11/10/14	48	48	— (h)
118	AUD	Royal Bank of Canada	11/10/14	104	104	— (h)
8,619	AUD	Union Bank of Switzerland AG	11/10/14	7,506	7,581	(75)
8,864	AUD	Union Bank of Switzerland AG	12/17/14	7,770	7,777	(7)
7,409	BRL	Goldman Sachs International †	11/10/14	2,982	2,984	(2)
289	BRL	HSBC Bank, N.A. †	11/10/14	117	116	1
7,948	BRL	HSBC Bank, N.A. †	12/17/14	3,247	3,166	81

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
211	CAD	Barclays Bank plc	11/10/14	187	187	—	(h)
241	CAD	BNP Paribas	11/10/14	215	214	1
232	CAD	Deutsche Bank AG	11/10/14	207	206	1
514	CAD	Goldman Sachs International	11/10/14	463	457	6
972	CAD	HSBC Bank, N.A.	11/10/14	864	861	3
117	CAD	State Street Corp.	11/10/14	104	104	—	(h)
8,985	CAD	Union Bank of Switzerland AG	11/10/14	8,027	7,971	56
179	CAD	Union Bank of Switzerland AG	12/17/14	159	158	1
37	CHF	Credit Suisse International	11/10/14	39	38	1
136	CHF	HSBC Bank, N.A.	11/10/14	143	141	2
1,841	CHF	Union Bank of Switzerland AG	11/10/14	1,921	1,914	7
728,485	CLP	HSBC Bank, N.A. †	11/10/14	1,253	1,266	(13)
4,123	CNY	Deutsche Bank AG †	11/10/14	670	671	(1)
2,172	CNY	Goldman Sachs International †	11/10/14	353	354	(1)
159,031	CNY	HSBC Bank, N.A. †	11/10/14	25,865	25,874	(9)
546	CNY	Union Bank of Switzerland AG †	11/10/14	89	89	—	(h)
1,539	CNY	HSBC Bank, N.A. †	12/17/14	250	250	—	(h)
167,083	COP	HSBC Bank, N.A. †	11/10/14	81	81	—	(h)
1,580,897	COP	Morgan Stanley †	11/10/14	764	767	(3)
188	EUR	Barclays Bank plc	11/10/14	235	235	—	(h)
137	EUR	BNP Paribas	11/10/14	174	171	3
455	EUR	Citibank, N.A.	11/10/14	580	570	10
30	EUR	Credit Suisse International	11/10/14	38	38	—	(h)
330	EUR	Deutsche Bank AG	11/10/14	417	414	3
469	EUR	Goldman Sachs International	11/10/14	597	587	10
144	EUR	HSBC Bank, N.A.	11/10/14	182	180	2
64	EUR	State Street Corp.	11/10/14	81	80	1
502	EUR	Union Bank of Switzerland AG	11/10/14	631	629	2
3,802	EUR	Westpac Banking Corp.	11/10/14	4,789	4,764	25
107	EUR	Barclays Bank plc	12/17/14	135	134	1
54	EUR	Morgan Stanley	12/17/14	69	68	1
97	GBP	Citibank, N.A.	11/10/14	157	155	2
18,934	GBP	Goldman Sachs International	11/10/14	30,638	30,287	351
36	GBP	State Street Corp.	11/10/14	58	58	—	(h)
35	GBP	HSBC Bank, N.A.	12/17/14	57	56	1
15,819	GBP	Standard Chartered Bank	12/17/14	25,306	25,297	9
632	HKD	BNP Paribas	11/10/14	81	81	—	(h)
755	HKD	Deutsche Bank AG	11/10/14	97	97	—	(h)
593	HKD	Goldman Sachs International	11/10/14	76	76	—	(h)
11,512	HKD	Union Bank of Switzerland AG	11/10/14	1,484	1,484	—	(h)
826,937	IDR	BNP Paribas †	11/10/14	68	68	—	(h)
1,251,599	IDR	Credit Suisse International †	11/10/14	101	103	(2)
46,864,842	IDR	HSBC Bank, N.A. †	11/10/14	3,788	3,877	(89)
48,943,378	IDR	Credit Suisse International †	12/17/14	4,022	4,027	(5)
303	ILS	BNP Paribas	11/10/14	80	80	—	(h)
4,793	ILS	Union Bank of Switzerland AG	11/10/14	1,270	1,261	9
142,947	INR	Credit Suisse International †	11/10/14	2,327	2,327	—	(h)
8,280	INR	Deutsche Bank AG †	11/10/14	134	135	(1)
10,506	INR	HSBC Bank, N.A. †	11/10/14	171	171	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,676	JPY	Barclays Bank plc	11/10/14	125	122	3
6,211	JPY	BNP Paribas	11/10/14	58	55	3
226,319	JPY	Citibank, N.A.	11/10/14	2,063	2,015	48
10,521	JPY	Credit Suisse International	11/10/14	98	94	4
21,510	JPY	Deutsche Bank AG	11/10/14	197	192	5
25,164	JPY	Goldman Sachs International	11/10/14	231	224	7
45,097	JPY	HSBC Bank, N.A.	11/10/14	421	402	19
7,447	JPY	State Street Corp.	11/10/14	69	66	3
74,481	JPY	Standard Chartered Bank	12/17/14	668	664	4
96,557	KRW	BNP Paribas †	11/10/14	91	90	1
4,639,479	KRW	Credit Suisse International †	11/10/14	4,342	4,320	22
168,989	KRW	Deutsche Bank AG †	11/10/14	158	157	1
386,316	KRW	HSBC Bank, N.A. †	11/10/14	366	360	6
1,686	MXN	Barclays Bank plc	11/10/14	125	126	(1)
1,761	MXN	BNP Paribas	11/10/14	130	130	—	(h)
71,691	MXN	Credit Suisse International	11/10/14	5,344	5,322	22
4,960	MXN	Deutsche Bank AG	11/10/14	369	368	1
5,496	MXN	Goldman Sachs International	11/10/14	411	408	3
13,441	MXN	HSBC Bank, N.A.	11/10/14	996	999	(3)
1,413	MXN	State Street Corp.	11/10/14	104	105	(1)
1,243	MXN	Morgan Stanley	12/17/14	91	92	(1)
1,074	MXN	Union Bank of Switzerland AG	12/17/14	80	80	—	(h)
478	MYR	Deutsche Bank AG †	11/10/14	146	145	1
9,422	MYR	HSBC Bank, N.A. †	11/10/14	2,864	2,848	16
9,900	MYR	HSBC Bank, N.A. †	12/17/14	2,993	2,980	13
61,512	PHP	HSBC Bank, N.A. †	11/10/14	1,367	1,368	(1)
61,512	PHP	HSBC Bank, N.A. †	12/17/14	1,368	1,367	1
3,017	RUB	Goldman Sachs International †	11/10/14	76	70	6
56,051	RUB	HSBC Bank, N.A. †	11/10/14	1,323	1,301	22
300	SAR	BNP Paribas	11/10/14	80	80	—	(h)
302	SAR	Citibank, N.A.	11/10/14	81	81	—	(h)
547	SAR	HSBC Bank, N.A.	11/10/14	146	146	—	(h)
4,643	SAR	Union Bank of Switzerland AG	11/10/14	1,237	1,237	—	(h)
583	SEK	HSBC Bank, N.A.	11/10/14	80	79	1
1,507	SEK	Union Bank of Switzerland AG	11/10/14	205	204	1
125	SGD	BNP Paribas	11/10/14	97	97	—	(h)
2,973	SGD	HSBC Bank, N.A.	11/10/14	2,315	2,314	1
97	SGD	Union Bank of Switzerland AG	11/10/14	76	75	1
87	SGD	HSBC Bank, N.A.	12/17/14	68	67	1
6,984	THB	HSBC Bank, N.A.	11/10/14	216	215	1
7,881	THB	Societe Generale	11/10/14	242	242	—	(h)
2,464	THB	Union Bank of Switzerland AG	11/10/14	76	76	—	(h)
17,329	THB	Credit Suisse International	12/17/14	531	531	—	(h)
4,817	TWD	Deutsche Bank AG †	11/10/14	158	158	—	(h)
2,704	TWD	Goldman Sachs International †	11/10/14	89	89	—	(h)
89,241	TWD	HSBC Bank, N.A. †	11/10/14	2,933	2,931	2
				177,528	176,943	585

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— Certificado de Deposito Interbancario
CHF	— Swiss Franc
CLICP	— Sinacofi Chile Interbank Rate Average
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2014. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
GDN	— Global Depository Note
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
JPY	— Japanese Yen
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
NZD	— New Zealand Dollar
PEN	— Peruvian Nuero Sol
PHP	— Phillipine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
THBFIX	— Thai Baht Interest Rate Fixing
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2014.
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.
†	— Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$218,363		$98,554
Investments in affiliates, at value	79,058		12,137

Total investment securities, at value	297,421		110,691
Cash	8,063		62
Foreign currency, at value	1,089		65
Deposits at broker for futures contracts	27		—
Receivables:
Investment securities sold	2,473		—
Fund shares sold	50		9
Interest from non-affiliates	4,659		1,912
Dividends from affiliates	1		—	(a)
Tax reclaims	18		—
Variation margin on futures contracts	5		—
Unrealized appreciation on forward foreign currency exchange contracts	4,344		1,019
Outstanding swap contracts, at value	699		—

Total Assets	318,849		113,758

LIABILITIES:
Payables:
Investment securities purchased	19		—
Fund shares redeemed	16		154
Unrealized depreciation on forward foreign currency exchange contracts	3,831		1,082
Outstanding swap contracts, at value	399		—
Accrued liabilities:
Investment advisory fees	137		27
Administration fees	17		4
Distribution fees	5		2
Shareholder servicing fees	34		5
Custodian and accounting fees	164		162
Collateral management fees	—	(a)	—
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	125		73

Total Liabilities	4,747		1,509

Net Assets	$314,102		$112,249

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$335,547	$124,360
Accumulated undistributed (distributions in excess of) net investment income	(2,961)	(381)
Accumulated net realized gains (losses)	(8,271)	(766)
Net unrealized appreciation (depreciation)	(10,213)	(10,964)

Total Net Assets	$314,102	$112,249

Net Assets:
Class A	$25,334	$6,139
Class C	54	624
Class R2	47	—
Class R5	48	—
Class R6	153,222	—
Select Class	135,397	105,486

Total	$314,102	$112,249

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,724	574
Class C	6	60
Class R2	5	—
Class R5	5	—
Class R6	16,352	—
Select Class	14,512	9,789

Net Asset Value (a):
Class A — Redemption price per share	$9.30	$10.69
Class C — Offering price per share (b)	9.23	10.37
Class R2 — Offering and redemption price per share	9.27	—
Class R5 — Offering and redemption price per share	9.36	—
Class R6 — Offering and redemption price per share	9.37	—
Select Class — Offering and redemption price per share	9.33	10.78
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.66	$11.11

Cost of investments in non-affiliates	$229,199	$109,388
Cost of investments in affiliates	79,058	12,137
Cost of foreign currency	1,092	64
Premiums paid on swaps	179	—
Premiums received on swaps	128	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,574	$5,233
Dividend income from affiliates	7	5
Foreign taxes withheld	(166)	(139)

Total investment income	11,415	5,099

EXPENSES:
Investment advisory fees	1,540	1,480
Administration fees	182	224
Distribution fees:
Class A	28	20
Class C	— (a)	6
Class R2	— (a)	—
Shareholder servicing fees:
Class A	28	20
Class C	— (a)	2
Class R2	— (a)	—
Class R5	— (a)	—
Select Class	344	651
Custodian and accounting fees	220	171
Interest expense to affiliates	—	2
Professional fees	106	88
Collateral management fees	1	—
Trustees’ and Chief Compliance Officer’s fees	2	3
Printing and mailing costs	21	43
Registration and filing fees	90	46
Transfer agent fees	36	48
Other	11	14

Total expenses	2,609	2,818

Less amounts waived	(655)	(1,249)

Net expenses	1,954	1,569

Net investment income (loss)	9,461	3,530

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,840)	(720)
Futures	11	—
Foreign currency transactions	(12,828)	(16,279)
Options written	237	—
Swaps	109	—

Net realized gain (loss)	(15,311)	(16,999)

Distributions of capital gains received from investment company affiliates	— (a)	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(7,058)	2,614
Futures	43	—
Foreign currency translations	705	(1,708)
Options Written	(22)	—
Swaps	306	—

Change in net unrealized appreciation/depreciation	(6,026)	906

Net realized/unrealized gains (losses)	(21,337)	(16,092)

Change in net assets resulting from operations	$(11,876)	$(12,562)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,461	$5,783	$3,530	$14,798
Net realized gain (loss)	(15,311)	(14,772)	(16,999)	(16,251)
Distributions of capital gains received from investment company affiliates	— (a)	—	1	—
Change in net unrealized appreciation/depreciation	(6,026)	(4,346)	906	(6,454)

Change in net assets resulting from operations	(11,876)	(13,335)	(12,562)	(7,907)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	(1)
Return of capital	—	(73)	—	(9)
Class C
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	— (a)
Return of capital	—	— (a)	—	(1)
Class R2
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	—
Return of capital	—	— (a)	—	—
Class R5
From net investment income	—	— (a)	—	—
From net realized gains	—	— (a)	—	—
Return of capital	—	— (a)	—	—
Class R6
From net investment income	—	(149)	—	—
From net realized gains	—	(62)	—	—
Return of capital	—	(1,272)	—	—
Select Class
From net investment income	—	(43)	—	—
From net realized gains	—	(9)	—	(54)
Return of capital	—	(549)	—	(546)

Total distributions to shareholders	—	(2,157)	—	(611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	175,496	155,647	(490,914)	(720,749)

NET ASSETS:
Change in net assets	163,620	140,155	(503,476)	(729,267)
Beginning of period	150,482	10,327	615,725	1,344,992

End of period	$314,102	$150,482	$112,249	$615,725

Accumulated undistributed (distributions in excess of) net investment income	$(2,961)	$(303)	$(381)	$(1,715)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,321	$20,462	$3,043	$3,904
Distributions reinvested	—	33	—	—
Cost of shares redeemed	(2,187)	(19,168)	(9,197)	(12,199)

Change in net assets resulting from Class A capital transactions	$26,134	$1,327	$(6,154)	$(8,295)

Class C
Proceeds from shares issued	$8	$—	$250	$353
Distributions reinvested	—	1	—	—
Cost of shares redeemed	—	—	(498)	(492)

Change in net assets resulting from Class C capital transactions	$8	$1	$(248)	$(139)

Class R2
Distributions reinvested	$—	$1	$—	$—

Change in net assets resulting from Class R2 capital transactions	$—	$1	$—	$—

Class R5
Distributions reinvested	$—	$1	$—	$—

Change in net assets resulting from Class R5 capital transactions	$—	$1	$—	$—

Class R6
Proceeds from shares issued	$149,925	$136,405	$—	$—
Distributions reinvested	—	1,482	—	—
Cost of shares redeemed	(311)	(120,634)	—	—

Change in net assets resulting from Class R6 capital transactions	$149,614	$17,253	$—	$—

Select Class
Proceeds from shares issued	$10,426	$146,140	$53,700	$246,653
Distributions reinvested	—	215	—	11
Cost of shares redeemed	(10,686)	(9,291)	(538,212)	(958,979)

Change in net assets resulting from Select Class capital transactions	$(260)	$137,064	$(484,512)	$(712,315)

Total change in net assets resulting from capital transactions	$175,496	$155,647	$(490,914)	$(720,749)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Emerging Markets Local Currency Debt Fund			International Currency Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	2,935	2,000		277	352
Reinvested	—	3		—	—
Redeemed	(229)	(1,990)		(841)	(1,105)

Change in Class A Shares	2,706	13		(564)	(753)

Class C
Issued	1	—		23	32
Reinvested	—	—	(a)	—	—
Redeemed	—	—		(47)	(45)

Change in Class C Shares	1	—	(a)	(24)	(13)

Class R2
Reinvested	—	—	(a)	—	—

Change in Class R2 Shares	—	—	(a)	—	—

Class R5
Reinvested	—	—	(a)	—	—

Change in Class R5 Shares	—	—	(a)	—	—

Class R6
Issued	15,450	13,292		—	—
Reinvested	—	143		—	—
Redeemed	(33)	(12,505)		—	—

Change in Class R6 Shares	15,417	930		—	—

Select Class
Issued	1,073	14,501		4,842	22,016
Reinvested	—	21		—	1
Redeemed	(1,110)	(954)		(48,910)	(86,146)

Change in Select Class Shares	(37)	13,568		(44,068)	(64,129)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Year Ended October 31, 2014	$9.69	$0.39	(f)	$(0.78)	$(0.39)	$—	$—	$—	$—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012 (g) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012 (g) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012 (g) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (g) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012 (g) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012 (g) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.30	(4.02)%	$25,334	1.21%		4.06%		1.41%		145%
9.69	(4.26)	170	1.21	(h)	3.33	(h)	1.59	(h)	221
10.27	3.22	52	1.25	(h)	3.23	(h)	5.26	(h)	65

9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(h)	2.72	(h)	2.31	(h)	221
10.27	3.06	51	1.75	(h)	2.73	(h)	5.75	(h)	65

9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(h)	2.97	(h)	2.06	(h)	221
10.27	3.14	51	1.50	(h)	2.98	(h)	5.50	(h)	65

9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(h)	3.67	(h)	1.36	(h)	221
10.27	3.36	52	0.80	(h)	3.68	(h)	4.80	(h)	65

9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(h)	3.75	(h)	1.11	(h)	221
10.27	3.38	52	0.75	(h)	3.73	(h)	4.75	(h)	65

9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(h)	3.63	(h)	1.46	(h)	221
10.27	3.29	10,069	1.00	(h)	3.48	(h)	5.00	(h)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Year Ended October 31, 2014	$11.11	$0.12	(d)	$(0.54)	$(0.42)	$—	$—		$—	$—	$—
Year Ended October 31, 2013	11.16	0.13	(d)	(0.17)	(0.04)	—	—	(e)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.34	0.15	(d)	(0.07)	0.08	(0.26)	—	(e)	—	(0.26)	—
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)	—	(e)
Year Ended October 31, 2010	10.74	0.13	(d)	0.42	0.55	(0.01)	—		(0.08)	(0.09)	—	(e)

Class C
Year Ended October 31, 2014	10.87	0.03	(d)	(0.53)	(0.50)	—	—		—	—	—
Year Ended October 31, 2013	10.99	0.05	(d)	(0.16)	(0.11)	—	—	(e)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.24	0.07	(d)	(0.07)	— (e)	(0.25)	—	(e)	—	(0.25)	—
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)	—	(e)
Year Ended October 31, 2010	10.67	0.04	(d)	0.43	0.47	— (e)	—		(0.02)	(0.02)	—	(e)

Select Class
Year Ended October 31, 2014	11.18	0.15	(d)	(0.55)	(0.40)	—	—		—	—	—
Year Ended October 31, 2013	11.21	0.15	(d)	(0.17)	(0.02)	—	—	(e)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.37	0.17	(d)	(0.07)	0.10	(0.26)	—	(e)	—	(0.26)	—
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)	—	(e)
Year Ended October 31, 2010	10.77	0.15	(d)	0.42	0.57	(0.01)	—		(0.10)	(0.11)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.69	(3.78)%	$6,139	0.77%	1.13%	1.31%	3%
11.11	(0.40)	12,645	0.77	1.19	1.20	44
11.16	0.78	21,105	0.76	1.33	1.19	91
11.34	2.24	7,551	0.77	1.59	1.19	28
11.20	5.18	5,203	0.77	1.20	1.25	75

10.37	(4.60)	624	1.52	0.28	1.82	3
10.87	(1.04)	912	1.52	0.44	1.70	44
10.99	0.05	1,066	1.51	0.60	1.69	91
11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75

10.78	(3.58)	105,486	0.57	1.32	1.04	3
11.18	(0.22)	602,168	0.57	1.38	0.95	44
11.21	0.98	1,322,821	0.56	1.53	0.94	91
11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Emerging Markets Local Currency Debt Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Corporate Bond	$—	$228	$—		$228
Foreign Government Securities	—	217,423	654		218,077
Short-Term Investment
Investment Company	79,058	—	—		79,058
Option Purchased	—	58	—		58

Total Investments in Securities	$79,058	$217,709	$654	*	$297,421

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$4,344	$—		$4,344
Futures Contracts	47	—	—		47
Swaps	—	579	—		579

Total Appreciation in Other Financial Instruments	$47	$4,923	$—		$4,970

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(3,831)	$—		$(3,831)
Swaps	—	(330)	—		(330)

Total Depreciation in Other Financial Instruments	$—	$(4,161)	$—		$(4,161)

International Currency Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$12,137	$98,554	$—		$110,691

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,019	$—		$1,019

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,082)	$—		$(1,082)

*	Level 3 securities are valued by brokers and pricing services. At October 31, 2014, the value of these securities was approximately $654,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Balance as of October 31, 2013	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2014
Investments in Securities
Foreign Government Securities	$1,860	$(471)	$316	$15	$—	$(1,066)	$—	$—	$654

Total	$1,860	$(471)	$316	$15	$—	$(1,066)	$—	$—	$654

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2014, which were valued using significant unobservable inputs (Level 3), amounted to approximately $35,000.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of October 31, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2014 (amounts in thousands):

	Value	Percentage
Emerging Markets Local Currency Debt Fund	$654	0.2%

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

The Emerging Markets Local Currency Debt Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Notes C(1) — C(4) below describe the various derivatives used by the Funds.

(1). Options — Emerging Markets Local Currency Debt Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Emerging Markets Local Currency Debt Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Emerging Markets Local Currency Debt Fund for options written are included in the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

Transactions in options written during the year ended October 31, 2014 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Local Currency Debt Fund
Options outstanding at October 31, 2013	$5,163	$29
Options written	27,002	208
Options expired	(26,067)	(201)
Options closed	(6,098)	(36)

Options outstanding at October 31, 2014	$—	$—

(2). Futures Contracts — Emerging Markets Local Currency Debt Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions. The Fund’s futures contracts are not subject to master netting arrangements (the right to close our all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds use forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — Emerging Markets Local Currency Debt Fund engages in various swap transactions, including interest rate, credit default and inflation-linked swaps to manage interest rate (e.g., duration, yield curve) risks and provide inflation protection within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/ depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

Credit Default Swaps

Emerging Markets Local Currency Debt Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Inflation-Linked Swaps

Emerging Markets Local Currency Debt Fund uses inflation-linked swaps to provide inflation protection within its portfolio.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Interest Rate Swaps

Emerging Markets Local Currency Debt Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$47	$—	$699	$746
Foreign exchange contracts	Receivables	58	—	4,344	—	4,402

Total		$58	$47	$4,344	$699	$5,148

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$—	$(399)	$(399)
Foreign exchange contracts	Payables	—	—	(3,831)	—	(3,831)

Total		$—	$—	$(3,831)	$(399)	$(4,230)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Bank of America	$215		$(215)	$—	$—
Barclays Bank plc	480		(176)	—	304
BNP Paribas	548		(339)	—	209
Citibank, N.A.	433		(101)	—	332
Credit Suisse International	532		(361)	—	171
Deutsche Bank AG	171		(150)	—	21
Goldman Sachs	383		(383)	—	—
HSBC Bank, N.A.	990		(955)	—	35
Royal Bank of Canada	94		(94)	—	—
Societe Generale	274		(169)	—	105
State Street Corp.	597		(47)	—	550
TD Bank Financial Group	315		(11)	—	304
Union Bank of Switzerland AG	27		—	—	27
Westpac Banking Corp.	42		(9)	—	33
Exchange Traded Futures & Options Contracts (b)	47	(c)	—	—	47

Total	$5,148		$(3,010)	$—	$2,138

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Bank of America	$305		$(215)	$—	$90
Barclays Bank plc	176		(176)	—	—
BNP Paribas	339		(339)	—	—
Citibank, N.A.	101		(101)	—	—
Credit Suisse International	361		(361)	—	—
Deutsche Bank AG	150		(150)	—	—
Goldman Sachs	1,439		(383)	—	1,056
HSBC Bank, N.A.	955		(955)	—	—
Merrill Lynch International	55		—	—	55
Royal Bank of Canada	113		(94)	—	19
Societe Generale	169		(169)	—	—
State Street Corp.	47		(47)	—	—
TD Bank Financial Group	11		(11)	—	—
Westpac Banking Corp.	9		(9)	—	—

Total	$4,230		$(3,010)	$—	$1,220

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2014

International Currency Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$1,019

Gross Liabilities:
Foreign exchange contracts	Payables	$(1,082)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014 (amounts in thousands):

International Currency Income Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Ltd.	$1		$— (b)	$—	$1
Barclays Bank plc	7		(7)	—	—
BNP Paribas	8		— (b)	—	8
Citibank, N.A.	90		—	—	90
Credit Suisse International	49		(49)	—	—
Deutsche Bank AG	12		(10)	—	2
Goldman Sachs	439		(12)	—	427
HSBC Bank, N.A.	257		(257)	—	—
Morgan Stanley	4		(4)	—	—
Societe Generale	—	(b)	— (b)	—	—
Standard Chartered Bank	13		(13)	—	—
State Street Corp.	27		(1)	—	26
Union Bank of Switzerland AG	87		(87)	—	—
Westpack Banking Corp.	25		—	—	25

Total	$1,019		$(440)	$—	$579

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Ltd.	$—	(b)	$— (b)	$—	$—
Barclays Bank plc	28		(7)	—	21
BNP Paribas	—	(b)	— (b)	—	—
Credit Suisse International	178		(49)	—	129
Deutsche Bank AG	10		(10)	—	—
Goldman Sachs	12		(12)	—	—
HSBC Bank, N.A.	345		(257)	—	88
Morgan Stanley	16		(4)	—	12
Royal Bank of Canada	56		—	—	56
Societe Generale	57		— (b)	—	57
Standard Chartered Bank	15		(13)	—	2
State Street Corp.	1		(1)	—	—
Union Bank of Switzerland AG	364		(87)	—	277

Total	$1,082		$(440)	$—	$642

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $1,000.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2014, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$11	$—	$109	$120
Foreign exchange contracts	237	—	(12,828)	—	(12,591)

Total	$237	$11	$(12,828)	$109	$(12,471)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$43	$—	$306	$349
Foreign exchange contracts	(22)	—	896	—	874

Total	$(22)	$43	$896	$306	$1,223

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(16,279)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,532)

(a)	The value of options purchased is reported as investments in non-affiliates on the Statements of Operations.

The Funds’ derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2014 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
Futures Contracts
Average Notional Balance Short	$1,013	$—
Ending Notional Balance Short	2,527	—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$198,952	$261,991
Average Settlement Value Sold	141,100	226,373
Ending Settlement Value Purchased	258,503	189,722
Ending Settlement Value Sold	186,122	177,528

38	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
OTC Options
Average Notional Balance Purchased	$13,419	$—
Average Notional Balance Written	2,698	—
Ending Notional Balance Purchased	10,376	—
Ending Notional Balance Written	—	—

Credit Default Swaps
Average Notional Balance — Buy Protection	$3,046	$—
Ending Notional Balance — Buy Protection	15,000	—

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$20,061	$—
Average Notional Balance — Receives Fixed rate	35,257	—
Ending Notional Balance — Pays Fixed Rate	3,476	—
Ending Notional Balance — Receives Fixed Rate	17,150	—

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for Emerging Markets Local Currency Debt Fund and quarterly for International Currency Income Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Local Currency Debt Fund	$(704)	$(12,119)	$12,823
International Currency Income Fund	(14,036)	(2,196)	16,232

The reclassifications for the Funds relate primarily to foreign currency gains or losses and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the J.P. Morgan Investment Mangement Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Local Currency Debt Fund	0.70%
International Currency Income Fund	0.55%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Markets Local Currency Debt Fund	0.25%	0.75%	0.50%
International Currency Income Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts (in thousands):

	Front- End Sales Charge		CDSC
International Currency Income Fund	$—	(a)	$—

(a)	Amount rounds to less than $1,000.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2014

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Emerging Markets Local Currency Debt Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Currency Income Fund	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Emerging Markets Local Currency Debt Fund	1.25%	1.75%	1.50%	0.80%	0.75%	1.00%
International Currency Income Fund	0.80	1.55	n/a	n/a	n/a	0.60

The expense limitation agreements were in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Local Currency Debt Fund	$421	$138	$—	$559
International Currency Income Fund	413	224	540	1,177

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2014 were as follows (amounts in thousands):

Emerging Markets Local Currency Debt Fund	$96
International Currency Income Fund	72

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Emerging Markets Local Currency Debt Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Emerging Markets Local Currency Debt Fund	$355,412	$222,119	$2,211	$1,546
International Currency Income Fund	7,086	319,920	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$311,544	$2,119	$16,242	$(14,123)
International Currency Income Fund	121,525	1,499	12,333	(10,834)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Markets Local Currency Debt Fund	$263	$—	$1,894	$2,157
International Currency Income Fund	—	77	534	611

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$—	$(4,831)	$(16,616)
International Currency Income Fund	—	(755)	(11,343)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency exchange contracts and straddle loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Local Currency Debt Fund	$2,509	$2,322
International Currency Income Fund	—	755

As of October 31, 2014, the Funds did not have any pre-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

In addition, as of October 31, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan Smart Retirement Funds
Emerging Markets Local Currency Debt Fund	40.1%	35.7%

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Emerging Markets Local Currency Debt Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

Emerging Markets Local Currency Debt Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Local Currency Debt Fund and JPMorgan International Currency Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Local Currency Debt Fund and JPMorgan International Currency Income Fund (each a separate Fund of JPMorgan Trust I) (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

44	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$977.90	$6.03	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	974.70	8.51	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class R2
Actual	1,000.00	975.80	7.27	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R5
Actual	1,000.00	979.10	3.79	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R6
Actual	1,000.00	979.10	3.54	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Select Class
Actual	1,000.00	978.00	4.79	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

International Currency Income Fund
Class A
Actual	$1,000.00	$965.70	$3.82	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class C
Actual	1,000.00	962.00	7.52	1.52
Hypothetical	1,000.00	1,017.54	7.73	1.52
Select Class
Actual	1,000.00	966.80	2.83	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	J.P. MORGAN FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular

50	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Emerging Markets Local Currency Debt Fund was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the International Currency Income Fund’s performance was in the second, first and fourth quintiles for Class A shares and in the first, first and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively. The Trustees also noted and discussed the risk and return assessments of the Fund prepared by the Trustees’ independent consultant. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Funds and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Local Currency Debt Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Currency Income Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	51

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

52	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-CUR-1014

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 11, 2014

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“Some convincing signs of economic improvement now indicate that we appear to be moving, albeit slowly, out of recession and toward economic recovery.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.42%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	0.64%
J.P. Morgan Emerging Markets Bond Index Global Diversified	8.55%

Net Assets as of 10/31/2014	$32,079,333

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to achieve total return.

HOW DID THE MARKET PERFORM?

Early in the reporting period, investors sold emerging market equities in response to the U.S. Federal Reserve’s decision in December 2013 to taper off its Quantitative Easing program of monthly bond purchases. However, emerging market equities recovered from February through August and ended the twelve month period with a modest positive return, while emerging market bonds overall provided solid returns. Throughout 2014, separatist strife in eastern Ukraine added a measure of uncertainty to emerging markets in Europe and Western economic sanctions in response to Russia’s annexation of Crimea — coupled with falling oil and gas prices — provided a drag on Russia’s economy.

In China, equities came under pressure amid signs of slowing growth and investor worries about excessive credit creation tied to the nation’s boom in real estate. In response, Chinese policymakers shifted focus toward supporting growth, while maintaining a stated commitment to long-term structural reforms. Hong Kong’s economic growth weakened during the period and a large pro-democracy protest movement shutdown parts of the business district beginning in September. While Taiwan’s position as a major supplier to Apple Inc. helped support the nation’s economy, Taiwan’s Purchase Manager’s Index fell to its lowest level in 13 months in October.

In Latin America, economic growth slowed amid weaker export demand and policy uncertainties. A softening in prices for key commodities put further pressure on regional economies, particularly in South America. In Brazil, the re-election of President Dilma Rousseff was followed with a sharp sell-off in equities and bonds amid investor concerns about her administration’s private sector interventionist policies. In Venezuela, economic turmoil led to chronic shortages of consumer staples and the world’s fastest rate of inflation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) and underperformed the J.P. Morgan Emerging

Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the twelve months ended October 31, 2014.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark during the period was helped by its security selection in the industrials and information technology sectors, while the Fund’s security selection in the financials and consumer staples sectors detracted from relative performance. The Fund’s security selection and overweight position in India, where commodity price trends and investor optimism about Prime Minister Narendra Modi’s pro-growth economic policies bolstered financial markets, contributed to relative performance. The Fund’s security selection in Taiwan also contributed to relative performance. The Fund’s security selection in China and its security selection and overweight position in Russia detracted from relative performance. Russian equity markets were hurt both by the ongoing conflict in eastern Ukraine and the decline in commodities prices, particularly oil and gas.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was hurt by the Fund’s security selection in Venezuela and Argentina and its exposure to Ukraine through an underweight position in dollar-denominated sovereign bonds. The Fund’s underweight position in Russia, security selection in Hungary and exposure to the Colombian peso through currency forward contracts contributed to relative performance. Currency forward contracts lock in exchange rate on the purchase or sale of a currency at a future date.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging markets stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, researching individual countries, stocks and bonds in an effort to find what they believed to be attractive investment opportunities. The Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar. Over the course of the reporting period, the Fund maintained a steady overweight to emerging market equities (as compared to its neutral position of 50% equities and 50% debt).

2	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Infosys Ltd., ADR, (India)	2.3%
2.	Lukoil OAO, ADR, (Russia)	2.0
3.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	1.9
4.	Samsung Electronics Co., Ltd., Reg.S., GDR, (South Korea)	1.8
5.	Tata Motors Ltd., ADR, (India)	1.7
6.	SK Telecom Co., Ltd., ADR, (South Korea)	1.7
7.	Sberbank of Russia, ADR, (Russia)	1.6
8.	Hon Hai Precision Industry Co., Ltd., (Taiwan)	1.6
9.	Fubon Financial Holding Co., Ltd., (Taiwan)	1.6
10.	Kasikornbank PCL, NVDR, (Thailand)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	10.1%
China	9.7
Taiwan	9.6
Turkey	5.6
India	5.6
Mexico	5.3
Russia	4.9
Brazil	4.8
Indonesia	3.8
South Africa	3.3
Thailand	2.7
Hong Kong	2.7
Panama	2.1
Hungary	2.1
Colombia	1.7
Kazakhstan	1.7
Peru	1.5
Philippines	1.5
Lebanon	1.4
Poland	1.4
Qatar	1.2
Others (each less than 1.0%)	15.0
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		1.15%	5.31%
With Sales Charge*		(3.41)	3.65
CLASS C SHARES	November 30, 2011
Without CDSC		0.66	4.79
With CDSC**		(0.34)	4.79
CLASS R2 SHARES	November 30, 2011	0.91	5.04
CLASS R5 SHARES	November 30, 2011	1.66	5.80
CLASS R6 SHARES	November 30, 2011	1.70	5.85
SELECT CLASS SHARES	November 30, 2011	1.42	5.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index (net of foreign withholding taxes), the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Emerging Markets Funds Index from November 30, 2011 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on November 30, 2011 until November 30, 2012, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 59.1%
	Brazil — 2.3%
54,477	AMBEV S.A.	360,556
8,010	Itau Unibanco Holding S.A. (Preference Shares), ADR	118,228
8,513	Lojas Renner S.A.	254,919

		733,703

	China — 9.5%
61,000	Anhui Conch Cement Co., Ltd., Class H	199,767
164,660	China Merchants Bank Co., Ltd., Class H	305,152
159,000	China Shenhua Energy Co., Ltd., Class H	448,147
460,000	Geely Automobile Holdings Ltd.	205,918
95,500	Great Wall Motor Co., Ltd., Class H	419,690
255,000	Industrial & Commercial Bank of China Ltd., Class H	169,310
102,000	MGM China Holdings Ltd.	327,909
37,500	Ping An Insurance Group Co. of China Ltd., Class H	306,553
109,000	Sun Art Retail Group Ltd.	116,851
16,500	Tencent Holdings Ltd.	265,193
78,400	Wynn Macau Ltd.	283,424

		3,047,914

	Hong Kong — 2.6%
164,000	Belle International Holdings Ltd.	208,694
112,000	China Overseas Land & Investment Ltd.	324,961
49,600	Sands China Ltd.	309,361

		843,016

	India — 5.5%
10,760	Infosys Ltd., ADR	719,414
6,730	Larsen & Toubro Ltd., Reg. S, GDR	184,145
14,240	Mahindra & Mahindra Ltd., GDR	306,160
11,470	Tata Motors Ltd., ADR	540,237

		1,749,956

	Indonesia — 1.7%
233,900	Bank Rakyat Indonesia Persero Tbk PT	214,345
1,397,500	Telekomunikasi Indonesia Persero Tbk PT	318,277

		532,622

	Mexico — 3.4%
164,200	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	274,962
2,380	Fomento Economico Mexicano S.A.B. de C.V., ADR	229,051
1,540	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	207,407
21,930	Grupo Financiero Banorte S.A.B. de C.V., Class O	140,688

SHARES	SECURITY DESCRIPTION	VALUE

	Mexico — continued
59,290	Mexichem S.A.B. de C.V.	242,554

		1,094,662

	Panama — 0.9%
2,390	Copa Holdings S.A., Class A	279,439

	Peru — 0.8%
1,631	Credicorp Ltd.	262,591

	Poland — 0.4%
14,421	Eurocash S.A.	141,782

	Qatar — 1.2%
6,580	Qatar National Bank S.A.Q.	388,144

	Russia — 3.5%
12,807	Lukoil OAO, ADR	627,791
65,360	Sberbank of Russia, ADR	497,713

		1,125,504

	South Africa — 2.1%
8,900	Bidvest Group Ltd. (The)	244,943
20,570	Mr Price Group Ltd.	425,888

		670,831

	South Korea — 8.2%
4,020	Hankook Tire Co., Ltd.	207,126
8,808	Kia Motors Corp.	427,826
1,431	LG Chem Ltd.	268,191
5,540	LG Electronics, Inc.	338,337
407	Samsung Electronics Co., Ltd., Reg. S, GDR	234,867
1,490	Samsung Fire & Marine Insurance Co., Ltd.	401,198
5,040	SK Hynix, Inc. (a)	224,755
19,206	SK Telecom Co., Ltd., ADR	533,735

		2,636,035

	Taiwan — 9.4%
40,000	Asustek Computer, Inc.	408,407
33,000	Delta Electronics, Inc.	197,973
289,000	Fubon Financial Holding Co., Ltd.	489,255
156,240	Hon Hai Precision Industry Co., Ltd.	494,500
22,000	MediaTek, Inc.	314,225
298,000	Siliconware Precision Industries Co.	425,102
20,000	Simplo Technology Co., Ltd.	97,301
139,000	Taiwan Semiconductor Manufacturing Co., Ltd.	602,547

		3,029,310

	Thailand — 2.7%
64,900	Kasikornbank PCL, NVDR	470,200
15,100	Siam Cement PCL (The), NVDR	208,720
57,600	Total Access Communication PCL, NVDR	183,107

		862,027

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Turkey — 3.6%
37,517	Arcelik A.S.	230,323
13,400	Ford Otomotiv Sanayi A.S. (a)	171,156
40,814	KOC Holding A.S.	208,063
19,306	Tofas Turk Otomobil Fabrikasi A.S.	121,131
9,700	Tupras Turkiye Petrol Rafinerileri A.S.	210,384
33,900	Turkiye Halk Bankasi A.S.	226,369

		1,167,426

	United Kingdom — 0.4%
5,830	Anglo American plc	123,092

	United States — 0.9%
5,690	EPAM Systems, Inc. (a)	271,641

	Total Common Stocks (Cost $17,384,767)	18,959,695

PRINCIPAL AMOUNT
Corporate Bonds — 4.7%
	Colombia — 0.3%
40,000	Banco GNB Sudameris S.A., 3.875%, 05/02/18 (e)	39,548
	Ecopetrol S.A.,
24,000	4.125%, 01/16/25	23,280
30,000	5.875%, 05/28/45	30,825

		93,653

	Indonesia — 0.7%
200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	210,000

	Kazakhstan — 1.7%
	KazMunayGas National Co. JSC,
200,000	6.000%, 11/07/44	197,262
200,000	Reg. S, 4.400%, 04/30/23	195,000
130,000	Reg. S, 7.000%, 05/05/20	145,763

		538,025

	Mexico — 1.8%
	Petroleos Mexicanos,
50,000	4.875%, 01/24/22	53,425
20,000	4.875%, 01/18/24	21,230
20,000	5.500%, 06/27/44 (e)	20,850
20,000	6.500%, 06/02/41	23,449
92,000	6.625%, 06/15/35	108,204
MXN 400,000	7.650%, 11/24/21 (e)	31,594
110,000	Reg. S, 6.375%, 01/23/45	127,050
10,000	VAR, 2.251%, 07/18/18	10,412

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
200,000	Unifin Financiera S.A.P.I. de C.V., 6.250%, 07/22/19 (e)	193,757

		589,971

	Netherlands — 0.1%
31,000	Petrobras Global Finance B.V., 6.250%, 03/17/24	32,961

	Venezuela — 0.1%
	Petroleos de Venezuela S.A.,
28,700	Reg. S, 5.375%, 04/12/27	13,633
35,000	Reg. S, 6.000%, 11/15/26	17,316

		30,949

	Total Corporate Bonds (Cost $1,485,898)	1,495,559

Foreign Government Securities — 29.7%
	Argentina — 0.3%
100,000	Provincia de Cordoba, Reg. S, 12.375%, 08/17/17	92,000

	Belarus — 0.7%
	Republic of Belarus,
100,000	Reg. S, 8.750%, 08/03/15	102,125
100,000	Reg. S, 8.950%, 01/26/18	107,500

		209,625

	Belize — 0.1%
	Republic of Belize,
29,500	Reg. S, SUB, 5.000%, 02/20/38	22,273
11,300	SUB, 5.000%, 02/20/38 (e)	8,531

		30,804

	Brazil — 1.7%
BRL35,000	Brazil Notas do Tesouro Nacional Serie B, 3,694.348%, 08/15/50	34,952
BRL 560,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/21	204,722
	Federal Republic of Brazil,
179,000	7.125%, 01/20/37	225,987
53,000	8.250%, 01/20/34	73,405

		539,066

	Colombia — 1.4%
	Republic of Colombia,
100,000	6.125%, 01/18/41	120,250
100,000	8.125%, 05/21/24	133,500
79,000	10.375%, 01/28/33	124,228
50,000	11.750%, 02/25/20 (m)	71,250

		449,228

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Costa Rica — 0.5%
128,000	Republic of Costa Rica, Reg. S, 9.995%, 08/01/20	164,800

	Croatia — 0.7%
200,000	Republic of Croatia, Reg. S, 6.750%, 11/05/19	221,500

	Dominican Republic — 0.9%
	Government of Dominican Republic,
100,000	7.450%, 04/30/44 (e)	111,750
100,000	Reg. S, 7.500%, 05/06/21	113,750
54,457	Reg. S, 9.040%, 01/23/18	59,358

		284,858

	Ecuador — 0.7%
200,000	Republic of Ecuador, 7.950%, 06/20/24 (e)	209,500

	El Salvador — 0.6%
	Republic of El Salvador,
28,000	Reg. S, 5.875%, 01/30/25	27,930
85,000	Reg. S, 7.650%, 06/15/35	92,650
40,000	Reg. S, 7.750%, 01/24/23	45,400
10,000	Reg. S, 8.250%, 04/10/32	11,650

		177,630

	Hungary — 2.1%
	Republic of Hungary,
102,000	5.375%, 02/21/23	109,511
136,000	5.375%, 03/25/24	145,599
HUF 6,200,000	5.500%, 06/24/25	28,649
82,000	5.750%, 11/22/23	90,093
32,000	6.250%, 01/29/20	35,932
22,000	6.375%, 03/29/21	24,891
184,000	7.625%, 03/29/41	238,258

		672,933

	Iceland — 0.3%
100,000	Republic of Iceland, Reg. S, 5.875%, 05/11/22	112,994

	Indonesia — 1.4%
	Republic of Indonesia,
200,000	Reg. S, 5.875%, 03/13/20	224,000
200,000	Reg. S, 5.875%, 01/15/24	227,500

		451,500

	Ivory Coast — 0.6%
200,000	Republic of Ivory Coast, 5.375%, 07/23/24 (e)	192,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Jamaica — 0.5%
	Government of Jamaica,
100,000	8.000%, 06/24/19	108,000
47,000	10.625%, 06/20/17	54,015

		162,015

	Kenya — 0.7%
200,000	Republic of Kenya, 6.875%, 06/24/24 (e)	212,500

	Lebanon — 1.3%
	Republic of Lebanon,
30,000	6.375%, 03/09/20	31,425
20,000	9.000%, 03/20/17	22,170
330,000	Reg. S, 8.250%, 04/12/21	379,500

		433,095

	Lithuania — 0.9%
	Republic of Lithuania,
100,000	Reg. S, 6.125%, 03/09/21	116,387
150,000	Reg. S, 7.375%, 02/11/20	181,650

		298,037

	Morocco — 0.6%
200,000	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	203,750

	Pakistan — 0.3%
100,000	Republic of Pakistan, Reg. S, 6.875%, 06/01/17	102,250

	Panama — 1.2%
	Republic of Panama,
200,000	4.000%, 09/22/24	204,500
121,000	6.700%, 01/26/36	151,855
28,000	8.875%, 09/30/27	40,110

		396,465

	Peru — 0.7%
	Republic of Peru,
30,000	5.625%, 11/18/50	34,125
60,000	6.550%, 03/14/37	76,650
70,000	8.750%, 11/21/33	107,275

		218,050

	Philippines — 1.5%
	Republic of Philippines,
100,000	6.375%, 10/23/34	131,000
100,000	7.750%, 01/14/31	141,625
80,000	10.625%, 03/16/25 (m)	127,100
50,000	10.625%, 03/16/25	79,437

		479,162

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Poland — 0.9%
	Republic of Poland,
42,000	3.000%, 03/17/23	41,316
221,000	4.000%, 01/22/24	231,286
12,000	5.000%, 03/23/22	13,464

		286,066

	Romania — 0.9%
	Republic of Romania,
30,000	4.375%, 08/22/23 (e)	31,125
RON90,000	5.850%, 04/26/23	29,444
70,000	6.750%, 02/07/22 (e)	83,475
48,000	Reg. S, 4.875%, 01/22/24	51,480
76,000	Reg. S, 6.125%, 01/22/44	88,825

		284,349

	Russia — 1.3%
	Russian Federation,
200,000	Reg. S, 4.875%, 09/16/23	200,250
20,000	Reg. S, 12.750%, 06/24/28 (m)	33,050
164,251	Reg. S, SUB, 7.500%, 03/31/30	186,425

		419,725

	Serbia — 0.4%
140,579	Republic of Serbia, Reg. S, SUB, 6.750%, 11/01/24	141,809

	Slovenia — 0.7%
200,000	Republic of Slovenia, Reg. S, 5.500%, 10/26/22	219,237

	South Africa — 1.1%
	Republic of South Africa,
200,000	5.875%, 09/16/25	225,750
ZAR 1,430,000	8.750%, 02/28/48	130,495

		356,245

	Sri Lanka — 0.8%
240,000	Republic of Sri Lanka, Reg. S, 6.250%, 10/04/20	255,600

	Turkey — 1.9%
	Republic of Turkey,
230,000	6.875%, 03/17/36	278,300
193,000	7.375%, 02/05/25	237,873
TRY180,000	8.200%, 07/13/16	80,671

		596,844

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ukraine — 0.9%
	Republic of Ukraine,
200,000	Reg. S, 6.250%, 06/17/16	176,500
130,000	Reg. S, 7.750%, 09/23/20	113,100

		289,600

	Uruguay — 0.5%
	Republic of Uruguay,
30,000	5.100%, 06/18/50	29,775
81,950	7.625%, 03/21/36	111,452
25,432	7.875% (cash), 01/15/33 (v)	34,905

		176,132

	Venezuela — 0.6%
	Republic of Venezuela,
132,000	Reg. S, 6.000%, 12/09/20	78,870
35,000	Reg. S, 7.000%, 03/31/38	20,300
72,500	Reg. S, 7.750%, 10/13/19	46,944
50,000	Reg. S, 12.750%, 08/23/22	39,750

		185,864

	Total Foreign Government Securities (Cost $9,327,110)	9,525,233

NOTIONAL AMOUNT
Option Purchased — 0.0% (g)
	Foreign Exchange Currency Option — 0.0% (g)
	United States — 0.0% (g)
57,373	ILS Put/USD Call, Expiring 01/16/15 @ 3.75 ILS to 1 USD, Vanilla, European Style	1,015

	Total Options Purchased (Cost $680)	1,015

SHARES
Preferred Stocks — 2.5%
	Brazil — 0.8%
34,960	Alpargatas S.A.	122,605
69,500	Marcopolo S.A.	118,923

		241,528

	South Korea — 1.7%
603	Samsung Electronics Co., Ltd.	556,607

	Total Preferred Stocks (Cost $762,866)	798,135

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligation — 0.0% (g)
15,000	U.S. Treasury Note, 0.250%, 03/31/15 (k) (Cost $15,012)	15,008

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
730,226	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $730,226)	730,226

	Total Investments — 98.3% (Cost $29,706,559)	31,524,871
	Other Assets in Excess of Liabilities — 1.7%	554,462

	NET ASSETS — 100.0%	$32,079,333

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2014

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	30.2%
Banks	9.0
Oil, Gas & Consumable Fuels	8.1
Automobiles	7.0
Semiconductors & Semiconductor Equipment	6.7
IT Services	3.1
Hotels, Restaurants & Leisure	2.9
Electronic Equipment, Instruments & Components	2.5
Wireless Telecommunication Services	2.3
Insurance	2.2
Diversified Financial Services	2.2
Technology Hardware, Storage & Peripherals	2.0
Specialty Retail	2.0
Beverages	1.9
Household Durables	1.8
Chemicals	1.6
Industrial Conglomerates	1.4
Construction Materials	1.3
Real Estate Management & Development	1.0
Diversified Telecommunication Services	1.0
Others (each less than 1.0%)	7.5
Short-Term Investment	2.3

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(6)	10 Year U.S. Treasury Note	12/19/14	(758,156)	411

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
262,384	BRL	Goldman Sachs International †	12/17/14	114,254	104,553	(9,701)
76,596	BRL	Citibank, N.A. †	12/30/14	29,804	30,415	611
917,298	BRL	Goldman Sachs International †	12/30/14	374,902	364,242	(10,660)
1,434,170	CNY	HSBC Bank, N.A. †	12/17/14	232,469	233,062	593
232,353,422	COP	Credit Suisse International †	12/17/14	112,657	112,386	(271)
217,677,989	COP	HSBC Bank, N.A. †	12/17/14	108,676	105,287	(3,389)
89,977	EUR	Credit Suisse International	12/17/14	115,250	112,786	(2,464)
90,738	EUR	Merrill Lynch International	12/17/14	114,764	113,740	(1,024)
91,183	EUR	State Street Corp.	12/17/14	115,146	114,298	(848)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

(Amounts in U.S. Dollars, unless otherwise noted, except number of Futures contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
239,986,495	KRW	HSBC Bank, N.A. †	12/17/14	230,026	222,981	(7,045)
3,031,340	MXN	HSBC Bank, N.A.	12/17/14	228,541	224,515	(4,026)
1,238,919	MXN	Barclays Bank plc	12/30/14	92,591	91,689	(902)
373,414	MYR	BNP Paribas †	12/17/14	114,228	112,419	(1,809)
2,322,635	RUB	BNP Paribas †	12/17/14	57,676	53,281	(4,395)
145,527	SGD	HSBC Bank, N.A.	12/17/14	115,526	113,257	(2,269)
255,956	TRY	HSBC Bank, N.A.	12/17/14	113,910	114,019	109
101,429	TRY	Deutsche Bank AG	12/30/14	43,847	45,045	1,198
103,680	TRY	Goldman Sachs International	12/30/14	46,406	46,044	(362)
255,583	TRY	TD Bank Financial Group	12/17/14	114,061	113,853	(208)
				2,474,734	2,427,872	(46,862)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
124,425	AUD	HSBC Bank, N.A.	12/17/14	114,721	109,160	5,561
262,384	BRL	BNP Paribas †	12/17/14	105,939	104,553	1,386
262,038	BRL	Citibank, N.A. †	12/30/14	105,448	104,050	1,398
322,653	BRL	Deutsche Bank AG †	12/30/14	131,000	128,119	2,881
596,471	BRL	Goldman Sachs International †	12/30/14	241,303	236,847	4,456
94,752	BRL	Union Bank of Switzerland AG †	12/30/14	38,734	37,624	1,110
725,632	CNY	HSBC Bank, N.A. †	12/17/14	117,788	117,920	(132)
461,354,025	COP	HSBC Bank, N.A. †	12/17/14	228,081	223,149	4,932
226,073,993	COP	State Street Corp. †	12/17/14	115,935	109,348	6,587
88,092	EUR	Barclays Bank plc	12/17/14	113,643	110,423	3,220
90,561	EUR	Royal Bank of Canada	12/17/14	115,241	113,518	1,723
90,649	EUR	State Street Corp.	12/17/14	117,382	113,629	3,753
6,919,214	HUF	TD Bank Financial Group	12/30/14	28,684	28,102	582
421,179	ILS	Societe Generale	12/17/14	115,739	110,854	4,885
121,412,294	KRW	BNP Paribas †	12/17/14	113,576	112,809	767
122,493,998	KRW	Credit Suisse International †	12/17/14	113,652	113,814	(162)
1,672,842	MXN	Barclays Bank plc	12/30/14	126,000	123,802	2,198
373,414	MYR	HSBC Bank, N.A. †	12/17/14	116,003	112,419	3,584
147,064	NZD	Westpac Banking Corp.	12/17/14	114,929	114,150	779
384,100	PLN	Deutsche Bank AG	12/17/14	113,664	113,781	(117)
99,671	RON	BNP Paribas	12/30/14	28,752	28,262	490
2,358,357	RUB	BNP Paribas †	12/17/14	57,640	54,101	3,539
2,268,337	RUB	Credit Suisse International †	12/17/14	57,954	52,035	5,919
2,200,000	RUB	Goldman Sachs International †	12/17/14	58,063	50,468	7,595
145,527	SGD	HSBC Bank, N.A.	12/17/14	113,916	113,257	659
148,161	SGD	Westpac Banking Corp.	12/17/14	115,146	115,308	(162)
101,429	TRY	Citibank, N.A.	12/30/14	44,232	45,044	(812)
103,680	TRY	Deutsche Bank AG	12/30/14	44,932	46,045	(1,113)
1,232,291	ZAR	Goldman Sachs International	12/17/14	111,308	110,901	407

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
642,337	ZAR	Barclays Bank plc	12/30/14	56,711	57,664	(953)
816,598	ZAR	Deutsche Bank AG	12/30/14	72,797	73,308	(511)
				3,148,913	3,084,464	64,449

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GDR	— Global Depositary Receipt
HUF	— Hungarian Forint
ILS	— Israeli Shekel
KRW	— Korea (Rep.) won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NVDR	— Non Voting Depositary Receipt
NZD	— New Zealand Dollar
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2014.
TRY	— New Turkish Lira
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2014.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(v)	— Security has the ability to pay interest in kind (“PIK”) or pay in cash. When applicable, separate rates of such payments are disclosed.
†	— Non-deliverable forward. See Note 2.(C)2 in the Notes to Financial Statements.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $15,080,881 and 47.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$30,794,645
Investments in affiliates, at value	730,226

Total investment securities, at value	31,524,871
Cash	810,769
Foreign currency, at value	229,896
Receivables:
Investment securities sold	499,338
Fund shares sold	5,000
Interest and dividends from non-affiliates	172,382
Dividends from affiliates	8
Tax reclaims	89
Variation margin on futures contracts	509
Unrealized appreciation on forward foreign currency exchange contracts	70,922
Due from Adviser	3,498
Due from custodian	85,202

Total Assets	33,402,484

LIABILITIES:
Payables:
Investment securities purchased	1,101,375
Fund shares redeemed	812
Unrealized depreciation on forward foreign currency exchange contracts	53,335
Accrued liabilities:
Shareholder servicing fees	6,614
Distribution fees	546
Custodian and accounting fees	113,533
Trustees’ and Chief Compliance Officer’s fees	18
Other	46,918

Total Liabilities	1,323,151

Net Assets	$32,079,333

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Total Emerging Markets Fund
NET ASSETS :
Paid-in-Capital	$30,451,316
Accumulated undistributed (distributions in excess of) net investment income	148,948
Accumulated net realized gains (losses)	(355,967)
Net unrealized appreciation (depreciation)	1,835,036

Total Net Assets	$32,079,333

Net Assets:
Class A	$1,529,891
Class C	330,605
Class R2	72,233
Class R5	72,381
Class R6	72,485
Select Class	30,001,738

Total	$32,079,333

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	94,430
Class C	20,448
Class R2	4,452
Class R5	4,450
Class R6	4,456
Select Class	1,845,923

Net Asset Value (a):
Class A — Redemption price per share	$16.20
Class C — Offering price per share (b)	16.17
Class R2 — Offering and redemption price per share	16.22
Class R5 — Offering and redemption price per share	16.26
Class R6 — Offering and redemption price per share	16.27
Select Class — Offering and redemption price per share	16.25
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.96

Cost of investments in non-affiliates	$28,976,333
Cost of investments in affiliates	730,226
Cost of foreign currency	231,058

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Total Emerging Markets Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$638,355
Dividend income from non-affiliates	550,697
Dividend income from affiliates	91
Foreign taxes withheld	(39,599)

Total investment income	1,149,544

EXPENSES:
Investment advisory fees	302,619
Administration fees	25,089
Distribution fees:
Class A	2,686
Class C	1,542
Class R2	352
Shareholder servicing fees:
Class A	2,686
Class C	514
Class R2	176
Class R5	36
Select Class	71,924
Custodian and accounting fees	157,587
Professional fees	111,927
Trustees’ and Chief Compliance Officer’s fees	303
Printing and mailing costs	10,132
Registration and filing fees	82,400
Transfer agent fees	12,690
Other	5,751

Total expenses	788,414

Less amounts waived	(321,857)
Less expense reimbursements	(69,046)

Net expenses	397,511

Net investment income (loss)	752,033

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(163,685)
Futures	(14,965)
Foreign currency transactions	(48,939)
Options written	4,174

Net realized gains (losses)	(223,415)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(109,840)
Futures	7,268
Foreign currency translations	31,654

Change in net unrealized appreciation/depreciation	(70,918)

Net realized/unrealized gains (losses)	(294,333)

Change in net assets resulting from operations	$457,700

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Total Emerging Markets Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$752,033	$734,871
Net realized gain (loss)	(223,415)	177,627
Change in net unrealized appreciation/depreciation	(70,918)	34,273

Change in net assets resulting from operations	457,700	946,771

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23,572)	(7,042)
From net realized gains	(4,570)	(71)
Class C
From net investment income	(3,622)	(2,418)
From net realized gains	(934)	(71)
Class R2
From net investment income	(1,213)	(2,503)
From net realized gains	(604)	(71)
Class R5
From net investment income	(1,650)	(3,303)
From net realized gains	(610)	(71)
Class R6
From net investment income	(1,682)	(3,360)
From net realized gains	(611)	(71)
Select Class
From net investment income	(622,419)	(1,222,556)
From net realized gains	(244,099)	(28,145)

Total distributions to shareholders	(905,586)	(1,269,682)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,413,270	1,993,210

NET ASSETS:
Change in net assets	2,965,384	1,670,299
Beginning of year	29,113,949	27,443,650

End of year	$32,079,333	$29,113,949

Accumulated undistributed (distributed in excess of) net investment income	$148,948	$101,123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Total Emerging Markets Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,993,270	$366,387
Distributions reinvested	28,142	7,113
Cost of shares redeemed	(838,957)	(92,684)

Change in net assets resulting from Class A capital transactions	$1,182,455	$280,816

Class C
Proceeds from shares issued	$252,878	$24,173
Distributions reinvested	4,556	2,489
Cost of shares redeemed	(19,488)	—

Change in net assets resulting from Class C capital transactions	$237,946	$26,662

Class R2
Proceeds from shares issued	$1,202	$19
Distributions reinvested	1,817	2,574

Change in net assets resulting from Class R2 capital transactions	$3,019	$2,593

Class R5
Distributions reinvested	$2,260	$3,374

Change in net assets resulting from Class R5 capital transactions	$2,260	$3,374

Class R6
Distributions reinvested	$2,293	$3,431

Change in net assets resulting from Class R6 capital transactions	$2,293	$3,431

Select Class
Proceeds from shares issued	$1,340,433	$441,457
Distributions reinvested	856,061	1,243,983
Cost of shares redeemed	(211,197)	(9,106)

Change in net assets resulting from Select Class capital transactions	$1,985,297	$1,676,334

Total change in net assets resulting from capital transactions	$3,413,270	$1,993,210

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Total Emerging Markets Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	122,413	22,561
Reinvested	1,757	442
Redeemed	(51,013)	(5,834)

Change in Class A Shares	73,157	17,169

Class C
Issued	15,607	1,491
Reinvested	286	151
Redeemed	(1,191)	—

Change in Class C Shares	14,702	1,642

Class R2
Issued	77	1
Reinvested	114	156

Change in Class R2 Shares	191	157

Class R5
Reinvested	141	204

Change in Class R5 Shares	141	204

Class R6
Reinvested	144	207

Change in Class R6 Shares	144	207

Select Class
Issued	82,990	26,190
Reinvested	53,612	75,335
Redeemed	(12,862)	(570)

Change in Select Class Shares	123,740	100,955

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Emerging Markets Fund
Class A
Year Ended October 31, 2014	$16.49	$0.41	(g)(h)	$(0.23)	$0.18	$(0.33)	$(0.14)	$(0.47)
Year Ended October 31, 2013	16.68	0.38	(g)	0.14	0.52	(0.69)	(0.02)	(0.71)
November 30, 2011 (i) through October 31, 2012	15.00	0.36	(g)	1.35	1.71	(0.03)	—	(0.03)

Class C
Year Ended October 31, 2014	16.48	0.29	(g)(h)	(0.19)	0.10	(0.27)	(0.14)	(0.41)
Year Ended October 31, 2013	16.61	0.30	(g)	0.14	0.44	(0.55)	(0.02)	(0.57)
November 30, 2011 (i) through October 31, 2012	15.00	0.29	(g)	1.35	1.64	(0.03)	—	(0.03)

Class R2
Year Ended October 31, 2014	16.50	0.32	(g)(h)	(0.18)	0.14	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2013	16.65	0.35	(g)	0.12	0.47	(0.60)	(0.02)	(0.62)
November 30, 2011 (i) through October 31, 2012	15.00	0.32	(g)	1.36	1.68	(0.03)	—	(0.03)

Class R5
Year Ended October 31, 2014	16.53	0.43	(g)(h)	(0.18)	0.25	(0.38)	(0.14)	(0.52)
Year Ended October 31, 2013	16.74	0.47	(g)	0.13	0.60	(0.79)	(0.02)	(0.81)
November 30, 2011 (i) through October 31, 2012	15.00	0.43	(g)	1.35	1.78	(0.04)	—	(0.04)

Class R6
Year Ended October 31, 2014	16.53	0.44	(g)(h)	(0.18)	0.26	(0.38)	(0.14)	(0.52)
Year Ended October 31, 2013	16.75	0.47	(g)	0.14	0.61	(0.81)	(0.02)	(0.83)
November 30, 2011 (i) through October 31, 2012	15.00	0.43	(g)	1.36	1.79	(0.04)	—	(0.04)

Select Class
Year Ended October 31, 2014	16.52	0.40	(g)(h)	(0.18)	0.22	(0.35)	(0.14)	(0.49)
Year Ended October 31, 2013	16.72	0.43	(g)	0.13	0.56	(0.74)	(0.02)	(0.76)
November 30, 2011 (i) through October 31, 2012	15.00	0.40	(g)	1.35	1.75	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended periods ended October 31, 2012 and October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding, unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(f)

$16.20	1.15%	$1,529,891	1.55%		2.52	%(h)	2.79%		113%
16.49	3.18	350,784	1.55	(e)	2.32	(e)	3.18	(e)	99
16.68	11.44	68,466	1.55	(e)	2.46	(e)	2.62	(e)	92

16.17	0.66	330,605	2.05		1.82	(h)	3.30		113
16.48	2.64	94,685	2.05	(e)	1.84	(e)	3.51	(e)	99
16.61	10.95	68,170	2.05	(e)	1.95	(e)	3.11	(e)	92

16.22	0.91	72,233	1.80		1.99	(h)	3.09		113
16.50	2.86	70,326	1.80	(e)	2.11	(e)	3.21	(e)	99
16.65	11.22	68,316	1.80	(e)	2.20	(e)	2.86	(e)	92

16.26	1.59	72,381	1.10		2.69	(h)	2.39		113
16.53	3.66	71,227	1.10	(e)	2.81	(e)	2.51	(e)	99
16.74	11.88	68,728	1.10	(e)	2.90	(e)	2.17	(e)	92

16.27	1.70	72,485	1.05		2.74	(h)	2.34		113
16.53	3.68	71,293	1.05	(e)	2.86	(e)	2.46	(e)	99
16.75	11.96	68,757	1.05	(e)	2.95	(e)	2.12	(e)	92

16.25	1.42	30,001,738	1.30		2.49	(h)	2.59		113
16.52	3.39	28,455,634	1.30	(e)	2.61	(e)	2.72	(e)	99
16.72	11.73	27,101,213	1.30	(e)	2.70	(e)	2.37	(e)	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Prior to November 30, 2012, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$733,703	$—	$—	$733,703
China	—	3,047,914	—	3,047,914
Hong Kong	—	843,016	—	843,016
India	1,565,811	184,145	—	1,749,956
Indonesia	—	532,622	—	532,622
Mexico	1,094,662	—	—	1,094,662
Panama	279,439	—	—	279,439
Peru	262,591	—	—	262,591
Poland	—	141,782	—	141,782
Qatar	—	388,144	—	388,144
Russia	—	1,125,504	—	1,125,504
South Africa	—	670,831	—	670,831
South Korea	533,735	2,102,300	—	2,636,035
Taiwan	—	3,029,310	—	3,029,310
Thailand	—	862,027	—	862,027
Turkey	—	1,167,426	—	1,167,426
United Kingdom	—	123,092	—	123,092
United States	271,641	—	—	271,641

Total Common Stocks	4,741,582	14,218,113	—	18,959,695

Preferred Stocks
Brazil	241,528	—	—	241,528
South Korea	—	556,607	—	556,607

Total Preferred Stocks	241,528	556,607	—	798,135

Debt Securities
Corporate Bonds	—	93,653	—	93,653
Colombia
Indonesia	—	210,000	—	210,000
Kazakhstan	—	538,025	—	538,025
Mexico	—	589,971	—	589,971
Netherlands	—	32,961	—	32,961
Venezuela	—	30,949	—	30,949

Total Corporate Bonds	—	1,495,559	—	1,495,559

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$9,525,233	$—	$9,525,233
U.S. Treasury Obligation	—	15,008	—	15,008
Option Purchased
Call Option Purchased	—	1,015	—	1,015
Short-Term Investment
Investment Company	730,226	—	—	730,226

Total Investments in Securities	$5,713,336	$25,811,535	$—	$31,524,871

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$70,922	$—	$70,922
Futures Contracts	411	—	—	411

Total Appreciation in Other Financial Instruments	$411	$70,922	$—	$71,333

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(53,335)	$—	$(53,335)

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses treasury futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Options — The Fund purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Transactions in options written during the year ended October 31, 2014 were as follows:

	Foreign Currency Exchange Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2013	$—	$—
Options written	201,338	4,174
Options expired	(201,338)	(4,174)

Options outstanding at October 31, 2014	$—	$—

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$411	$—	$411
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,015	—	70,922	71,937

Total		$1,015	$411	$70,922	$72,348

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$—	$—
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(53,335)	(53,335)

Total		$—	$—	$(53,335)	$(53,335)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Barclays Bank plc	$5,418		$(1,855)	$—	$3,563
BNP Paribas	6,182		(6,182)	—	—
Citibank, N.A	2,009		(812)	—	1,197
Credit Suisse International	5,919		(2,897)	—	3,022
Deutsche Bank AG	5,094		(1,741)	—	3,353
Goldman Sachs	12,458		(12,458)	—	—
HSBC Bank, N.A.	15,438		(15,438)	—	—
Royal Bank of Canada	1,723		—	—	1,723
Societe Generale	4,885		—	—	4,885
State Street Corp.	10,340		(848)	—	9,492
TD Bank Financial Group	582		(208)	—	374
Union Bank of Switzerland AG	1,110		—	—	1,110
Westpac Banking Corp.	779		(162)	—	617
Exchange Traded Futures & Options Contracts (b)	411	(c)	—	—	411

	$72,348		$(42,601)	$—	$29,747

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$1,855	$(1,855)	$—	$—
BNP Paribas	6,204	(6,182)	—	22
Citibank, N.A	812	(812)	—	—
Credit Suisse International	2,897	(2,897)	—	—
Deutsche Bank AG	1,741	(1,741)	—	—
Goldman Sachs	20,723	(12,458)	—	8,265
HSBC Bank, N.A.	16,861	(15,438)	—	1,423
Merrill Lynch International	1,024	—	—	1,024
State Street Corp.	848	(848)	—	—
TD Bank Financial Group	208	(208)	—	—
Westpac Banking Corp.	162	(162)	—	—

	$53,335	$(42,601)	$—	$10,734

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(14,965)	$—	$(14,965)
Foreign exchange contracts	2,210	—	(8,391)	(6,181)

Total	$2,210	$(14,965)	$(8,391)	$(21,146)

Amount of Change in Net Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$7,268	$—	$7,268
Foreign exchange contracts	—	31,865	31,865

Total	$7,268	$31,865	$39,133

The Fund’s derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2014. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$445,275
Average Notional Balance Short	544,990
Ending Notional Balance Short	758,156
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,021,242
Average Settlement Value Sold	2,392,665
Ending Settlement Value Purchased	2,474,734
Ending Settlement Value Sold	3,148,913

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Swaptions & OTC Options:
Average Notional Balance Purchased	$62,210
Average Notional Balance Written	110,000	(a)
Ending Notional Balance Purchased	57,373

(a)	Average for the period January 1, 2014 through April 30, 2014.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$1	$(50,050)	$50,049

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$2,189	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$296,622	$25,089	$321,711	$69,046

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2014 were $146.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$35,941,990	$33,177,697

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,799,116	$2,832,407	$1,106,652	$1,725,755

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sales loss deferrals.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$654,169	$251,417	$905,586

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Ordinary Income	Total Distributions Paid
$1,269,682	$1,269,682

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$154,022	$(263,002)	$1,732,232

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2014, the Fund had short-term net capital loss carryforwards of $263,002.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2014, a significant portion of the Fund’s shares were held by the Fund’s adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2014, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2014, the Fund had the following country allocation representing greater than 10% of total investments.

South Korea
10.1%

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts and forward foreign currency exchange contracts.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Total Emerging Markets Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$1,029.30	$7.93	1.55%
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	1,026.70	10.47	2.05
Hypothetical	1,000.00	1,014.87	10.41	2.05
Class R2
Actual	1,000.00	1,027.70	9.20	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R5
Actual	1,000.00	1,031.20	5.63	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class R6
Actual	1,000.00	1,032.10	5.38	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Select Class
Actual	1,000.00	1,030.20	6.65	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34	J.P. MORGAN FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint.

The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with

36	J.P. MORGAN FUNDS	OCTOBER 31, 2014

respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2013, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the money market and alternative products committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	37

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Fund’s that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

38	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed $251,417, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had $550,659, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

Gross Income	Foreign Tax Pass Through
$1,158,483	$47,124

OCTOBER 31, 2014	J.P. MORGAN FUNDS	39

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-TEM-1014

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year.

However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2014	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.43%
Bloomberg Commodity Total Return Index (formerly named the Dow Jones-UBS Commodity Index Total Return)	-5.94%

Net Assets as of 10/31/2014	$123,239,472

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The Bloomberg Commodity Total Return Index (the “Benchmark”) returned -5.94% for the twelve months ended October 31, 2014. Overall, commodities prices held up during the first half of the reporting period before broadly declining in the latter part of period.

In energy, global oil and natural gas prices plummeted from June through October. Oversupply from U.S. producers and slowing growth in Europe and Emerging Markets curbed demand, while weak refining margins put further pressure on crude oil prices.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2014. The Fund’s relative underperformance was largely driven by its positioning on the futures curve, which measures the price of contracts of different maturities on a specific commodity. The Fund’s exposure to the energy sector, particularly natural gas, detracted from performance relative to the Benchmark as an unusually cold winter in North America caused a spike in prices during the early part of the reporting period and a cooler-than-expected summer drove prices lower in the latter part of the reporting period. The Fund’s exposure to grains, particularly corn and soybeans, and its curve positioning in livestock, particularly lean hogs, outperformed the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CASH INVESTMENTS***
U.S. Government Agency Securities	66.6%
Investment Company	16.7
U.S. Treasury Securities	16.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0-3 Months	40.0%
3-6 Months	34.8
> 6 Months	25.2

COMMODITY-LINKED INVESTMENTS****
Agricultural	32.1%
Coffee	4.3
Corn	7.0
Cotton	1.3
Minneapolis Wheat	1.3
Soybean Meal	2.5
Soybean Oil	2.8
Soybeans	5.0
Sugar	4.4
Wheat	3.5
Energy	30.7
Brent Crude	5.7
Unleaded Gas	3.1
Heating Oil	3.3
Natural Gas	10.5
WTI Crude Oil	8.1
Industrial Metals	18.6
Aluminum	5.8
Copper	7.4
Nickel	2.6
Zinc	2.8
Precious Metals	15.3
Gold	11.7
Silver	3.6
Livestock	6.4
Lean Hogs	2.0
Live Cattle	4.4

FIXED INCOME MATURITY***
< one month	42.7%
1-3 Months	57.1
3-6 Months	0.2

COMMODITY ALLOCATION	Index	Fund****
Agricultural	30.9%	32.1%
Energy	29.1	30.7
Industrial Metals	18.4	18.6
Livestock	6.3	6.4
Precious Metals	15.3	15.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
Without Sales Charge		(6.68)%	(10.06)%
With Sales Charge*		(11.57)	(12.61)
CLASS C SHARES	December 17, 2012
Without CDSC		(7.09)	(10.49)
With CDSC**		(8.09)	(10.49)
CLASS R6 SHARES	December 17, 2012	(6.19)	(9.67)
SELECT CLASS SHARES	December 17, 2012	(6.43)	(9.83)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Total Return Index (formerly named the Dow Jones-UBS Commodity Index Total Return) and the Lipper Commodities General Funds Average from December 17, 2012 to October 31, 2014. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Total Return Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Total Return Index is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 62.9%
	Federal Farm Credit Bank,
4,000,000	DN, 0.010%, 11/05/14 (n)	3,999,996
1,234,000	DN, 0.040%, 12/10/14 (n)	1,233,968
	Federal Home Loan Bank,
2,560,000	DN, 0.000%, 11/03/14 (n)	2,560,000
5,687,000	DN, 0.020%, 11/21/14 (n)	5,686,932
6,095,000	DN, 0.030%, 12/03/14 (n)	6,094,872
	Federal Home Loan Mortgage Corp.,
2,540,000	DN, 0.045%, 11/24/14 (m) (n)	2,539,967
1,690,000	DN, 0.045%, 11/26/14 (n)	1,689,974
9,000,000	DN, 0.050%, 12/10/14 (n)	8,999,766
8,975,000	DN, 0.063%, 01/26/15 (m) (n)	8,974,372
1,680,000	DN, 0.090%, 11/03/14 (n)	1,680,000
	Federal National Mortgage Association,
3,296,000	DN, 0.025%, 12/24/14 (n)	3,295,884
1,185,000	DN, 0.026%, 11/19/14 (m) (n)	1,184,988
9,000,000	DN, 0.030%, 01/05/15 (n)	8,999,532
5,232,000	DN, 0.040%, 11/04/14 (n)	5,231,995
5,300,000	DN, 0.040%, 01/07/15 (n)	5,299,714
10,000,000	DN, 0.062%, 01/28/15 (n)	9,999,280

	Total U.S. Government Agency Securities (Cost $77,469,192)	77,471,240

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 15.7%
	U.S. Treasury Bills,
19,001,000	0.005%, 12/18/14 (k) (n)	19,000,639
235,000	0.018%, 03/12/15 (k) (n) ^	234,967
145,000	0.042%, 01/08/15 (k) (n) ^	144,997

	Total U.S. Treasury Obligations (Cost $19,380,837)	19,380,603

SHARES
Short-Term Investment— 15.8%
	Investment Company— 15.8%
19,434,496	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) ^ (Cost $19,434,496)	19,434,496

	Total Investments — 94.4% (Cost $116,284,525)	116,286,339

	Other Assets in Excess of Liabilities — 5.6%	6,953,133

	NET ASSETS — 100.0%	$123,239,472

Percentages indicated are based on net assets.

Futures Contracts^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
60	WTI Crude Oil Futures	12/18/14	$4,825,200	$(17,477)
2	Copper Futures	12/29/14	152,350	(2,055)
81	Brent Crude Oil Futures	02/12/15	7,078,590	11,011
14	Soybean Oil Futures	03/13/15	296,016	5,399
64	WTI Crude Oil Futures	05/18/15	5,134,080	4,043
30	Natural Gas Futures	03/27/18	1,212,000	(81,428)
	Short Futures Outstanding
(20)	Livestock Futures	12/12/14	(704,200)	57,759
(40)	Natural Gas Futures	02/25/15	(1,552,400)	30,966
(22)	Corn Futures	03/13/15	(428,175)	(52,030)
(5)	Soybean Futures	03/13/15	(263,312)	(31,578)

				$(75,390)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

Return Swaps on Commodities^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	NYBOT-ICE Cotton No. 2 December 2014 Futures	11/19/14	$1,536,240	$10,560
	NYMEX NY Harbor ULSD December 2014 Futures	11/26/14	13,807,248	(1,574,143)
	CME Lean Hogs December 2014 Futures	12/10/14	3,360,240	(191,520)
	NYMEX Natural Gas January 2015 Futures	12/26/14	8,372,200	(256,250)
	CBOT Soybean Meal January 2015 Futures	12/29/14	2,937,175	179,775
	NYMEX Gasoline RBOB January 2015 Futures	12/30/14	3,760,092	115,042
	NYMEX NY Harbor ULSD January 2015 Futures	12/30/14	4,212,323	(210,512)
	CME Live Cattle February 2015 Futures	02/05/15	5,553,450	(105,288)
	NYMEX Natural Gas March 2015 Futures	02/24/15	6,092,730	(931,000)
	CBOT Corn No. 2 March 2015 Futures	02/25/15	7,740,563	141,750
	CBOT Corn No. 2 March 2015 Futures	02/25/15	859,781	16,042
	CBOT Corn No. 2 March 2015 Futures	02/25/15	284,438	7,500
	CBOT Soybean No. 2 March 2015 Futures	02/25/15	6,360,413	(198,900)
	CBOT Soybean No. 2 March 2015 Futures	02/25/15	315,788	189
	CBOT Soybean Oil March 2015 Futures	02/25/15	3,485,382	(292,638)
	COMEX Silver March 2015 Futures	02/25/15	4,743,750	(298,925)
	NYBOT-ICE Sugar No. 11 (World) March 2015 Futures	02/26/15	5,993,400	(604,800)
	CBOT Wheat No. 2 May 2015 Futures	04/28/15	4,289,863	(29,876)
	MGE Wheat No. 2 May 2015 Futures	04/28/15	1,638,313	(7,562)
	COMEX Gold 100 oz. June 2015 Futures	05/27/15	15,164,670	(730,620)
	NYBOT-ICE Arabica Coffee “C” July 2015 Futures	06/18/15	5,324,400	(5,400)

				$(4,966,576)

	Short Positions
	NYMEX NY Harbor ULSD January 2015 Futures	12/30/14	(13,846,224)	$1,630,171

				$(3,336,405)

Return Swaps on Commodities Indices^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	Dow Jones — UBS Commodity Industrial Metals Index	11/20/14	$22,300,000	$422,683

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2014

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— Intercontinental Exchange, Inc.
MGE	— Minneapolis Grain Exchange
NYBOT	— New York Board of Trade
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
ULSD	— Ultra Low Sulfur Diesel
WTI	— West Texas Intermediate
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
^	— All or a portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$96,851,843
Investments in affiliates, at value	19,434,496

Total investment securities, at value	116,286,339
Restricted cash	9,880,000
Cash	634,041
Deposits at broker for futures contracts	365,000
Receivables:
Dividends from affiliates	326
Outstanding swap contracts, at value	2,523,712

Total Assets	129,689,418

LIABILITIES:
Payables:
Investment securities purchased	639,000
Variation margin on futures contracts	104,633
Outstanding swap contracts, at value	5,437,434
Accrued liabilities:
Investment advisory fees	45,634
Administration fees	5,109
Shareholder servicing fees	9,579
Distribution fees	76
Custodian and accounting fees	64,934
Collateral management fees	9,425
Trustees’ and Chief Compliance Officer’s fees	12,753
Other	121,369

Total Liabilities	6,449,946

Net Assets	$123,239,472

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Commodities Strategy Fund
NET ASSETS :
Paid-in-Capital	$127,260,780
Accumulated undistributed (distributions in excess of) net investment income	(1,034,010)
Accumulated net realized gains (losses)	—
Net unrealized appreciation (depreciation)	(2,987,298)

Total Net Assets	$123,239,472

Net Assets:
Class A	$160,388
Class C	74,710
Class R6	48,113,945
Select Class	74,890,429

Total	$123,239,472

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,035
Class C	6,128
Class R6	3,880,226
Select Class	6,057,275

Net Asset Value (a):
Class A — Redemption price per share	$12.30
Class C — Offering price per share (b)	12.19
Class R6 — Offering and redemption price per share	12.40
Select Class — Offering and redemption price per share	12.36
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.98

Cost of investments in non-affiliates	$96,850,029
Cost of investments in affiliates	19,434,496

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$49,202
Dividend income from affiliates	2,043

Total investment income	51,245

EXPENSES:
Investment advisory fees	1,327,388
Administration fees	134,295
Distribution fees:
Class A	258
Class C	397
Shareholder servicing fees:
Class A	258
Class C	133
Select Class	225,369
Custodian and accounting fees	141,416
Collateral management fees	10,792
Professional fees	139,758
Trustees’ and Chief Compliance Officer’s fees	12,631
Printing and mailing costs	10,509
Registration and filing fees	92,664
Transfer agent fees	15,096
Offering costs	28,808
Other	56,000

Total expenses	2,195,772

Less amounts waived	(1,010,356)

Net expenses	1,185,416

Net investment income (loss)	(1,134,171)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(66,074)
Futures	(1,371,326)
Swaps	(6,542,003)

Net realized gains (losses)	(7,979,403)

Distributions of capital gains received from investment company affiliates	225

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	18,455
Futures	(55,950)
Swaps	325,190

Change in net unrealized appreciation/depreciation	287,695

Net realized/unrealized gains (losses)	(7,691,483)

Change in net assets resulting from operations	$(8,825,654)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,134,171)	$(584,015)
Net realized gain (loss)	(7,979,403)	(5,302,678)
Distributions of capital gains received from investment company affiliates	225	—
Change in net unrealized appreciation/depreciation	287,695	(3,274,993)

Change in net assets resulting from operations	(8,825,654)	(9,161,686)

DISTRIBUTIONS TO SHAREHOLDERS:
Class R6
From net investment income	(3,575)	—

Total distributions to shareholders	(3,575)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	811,590	140,418,797

NET ASSETS:
Change in net assets	(8,017,639)	131,257,111
Beginning of period	131,257,111	—

End of period	$123,239,472	$131,257,111

Accumulated undistributed (distributed in excess of) net investment income	$(1,034,010)	$(286,954)

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$330,600	$50,000
Cost of shares redeemed	(203,041)	—

Change in net assets resulting from Class A capital transactions	$127,559	$50,000

Class C
Proceeds from shares issued	$41,905	$50,000
Cost of shares redeemed	(5,007)	—

Change in net assets resulting from Class C capital transactions	$36,898	$50,000

Class R6
Proceeds from shares issued	$26,449,000	$44,792,951
Distributions reinvested	3,575	—
Cost of shares redeemed	(12,734,239)	(2,350,000)

Change in net assets resulting from Class R6 capital transactions	$13,718,336	$42,442,951

Select Class
Proceeds from shares issued	$9,142,964	$98,296,507
Cost of shares redeemed	(22,214,167)	(420,661)

Change in net assets resulting from Select Class capital transactions	$(13,071,203)	$97,875,846

Total change in net assets resulting from capital transactions	$811,590	$140,418,797

SHARE TRANSACTIONS:
Class A
Issued	24,420	3,333
Redeemed	(14,718)	—

Change in Class A Shares	9,702	3,333

Class C
Issued	3,149	3,333
Redeemed	(354)	—

Change in Class C Shares	2,795	3,333

Class R6
Issued	1,901,994	3,120,554
Reinvested	267	—
Redeemed	(964,827)	(177,762)

Change in Class R6 Shares	937,434	2,942,792

Select Class
Issued	663,957	7,016,258
Redeemed	(1,592,234)	(30,706)

Change in Select Class Shares	(928,277)	6,985,552

(a)	Commencement of operations was December 17, 2012.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund Class A
Year Ended October 31, 2014	$13.18	$(0.16	)(g)	$(0.72)	$(0.88)	$—
December 17, 2012(h) through October 31, 2013	15.00	(0.14	)(g)	(1.68)	(1.82)	—

Class C
Year Ended October 31, 2014	13.12	(0.22	)(g)	(0.71)	(0.93)	—
December 17, 2012(h) through October 31, 2013	15.00	(0.20	)(g)	(1.68)	(1.88)	—

Class R6
Year Ended October 31, 2014	13.22	(0.10	)(g)	(0.72)	(0.82)	—	(i)
December 17, 2012(h) through October 31, 2013	15.00	(0.09	)(g)	(1.69)	(1.78)	—

Select Class
Year Ended October 31, 2014	13.21	(0.13	)(g)	(0.72)	(0.85)	—
December 17, 2012(h) through October 31, 2013	15.00	(0.11	)(g)	(1.68)	(1.79)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average values of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(f)

$12.30	(6.68)%	$160,388	1.20%		(1.16)%		2.03%		0%
13.18	(12.13)	43,924	1.22	(e)	(1.16	)(e)	2.74	(e)	0

12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(e)	(1.66	)(e)	3.24	(e)	0

12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(e)	(0.76	)(e)	1.86	(e)	0

12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(e)	(0.91	)(e)	2.10	(e)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Prior to February 28, 2014, Class A and Class C Shares of the Fund were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2014, net assets of the Fund were $123,239,472 of which $26,927,572, or approximately 21.8%, represented the Subsidiary’s net assets. Net realized gains in the Subsidiary amounted to $(7,982,222). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Consolidated Schedule of Portfolio Investments (“CSOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,434,496	$96,851,843	$—	$116,286,339

Appreciation in Other Financial Instruments
Futures Contracts	$109,178	$—	$—	$109,178
Return Swaps	—	2,523,712	—	2,523,712

Total Appreciation in Other Financial Instruments	$109,178	$2,523,712	$–	$2,632,890

Depreciation in Other Financial Instruments
Futures Contracts	$(184,568)	$—	$—	$(184,568)
Return Swaps	—	(5,437,434)	—	(5,437,434)

Total Depreciation in Other Financial Instruments	$(184,568)	$(5,437,434)	$—	$(5,622,002)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2014.

B. Futures Contracts — The Fund uses commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2014:

Futures Contracts:
Average Notional Balance Long	$4,484,282
Average Notional Balance Short	3,006,739
Ending Notional Balance Long	18,698,236
Ending Notional Balance Short	2,948,087

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	8
Ending Number of Contracts Purchased	—

D. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted, except for amounts posted to Macquarie Bank, Ltd., which are included on the CSAL as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s CSAL and are disclosed in the table on the next page.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2014 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$(2,913,722)	$9,880,000

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2014:

Return Swaps on Commodities:
Average Notional Balance Long	$115,623,167
Average Notional Balance Short	19,235,629
Ending Notional Balance Long	105,832,459
Ending Notional Balance Short	13,846,224
Return Swaps on Commodity Indices:
Average Notional Balance Long	$32,723,462
Average Notional Balance Short	1,360,000
Ending Notional Balance Long	22,300,000
Ending Notional Balance Short	—

E. Summary of Derivative Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$2,523,712		$(2,523,712)	—	$—
Exchange Traded Futures Contracts (b)	109,178	(c)	—	—	109,178

Total	$2,632,890		$(2,523,712)	$—	$109,178

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$5,437,434		$(2,523,712)	$(2,913,722	)(d)	$—
Exchange Traded Futures Contracts (b)	184,568	(c)	—	—		184,568

Total	$5,622,002		$(2,523,712)	$(2,913,722)		$184,568

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the CSOI. The CSAL only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual collateral received or posted.

F. Offering and Organizational Costs — Total offering costs of $223,717 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations. For the year ended October 31, 2014, the total offering costs amortized were $28,808.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$(8,369,868)	$390,690	$7,979,178

The reclassifications for the Fund relate primarily to net operating losses and investments in Subsidiary.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor retained $6 in sales charges and no CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 28, 2015.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$776,710	$106,067	$90,304	$973,081

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2014 were $37,275.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, there were no purchases or sales of long-term investments. Additionally, during the year ended October 31, 2014, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$140,389,003	$2,062	$16,990,735	$(16,988,673)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its Subsidiary of approximately $17.0 million, which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,575	$—	$3,575

There were no distributions paid during the period ended October 31, 2013.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$—	$(3,472,978)

The cumulative timing differences primarily consist of late year ordinary loss deferrals and investments in Subsidiary.

During the year ended October 31, 2014 the Subsidiary had approximately $8.4 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended October 31, 2014, the Fund deferred to November 1, 2014 late year ordinary losses of $547,901.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In addition, as of October 31, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
58.3%	34.7%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (the “Fund”) at October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period December 17, 2012 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*

Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) , Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) , Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$857.70	$5.62	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	855.40	8.00	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class R6
Actual	1,000.00	859.90	3.80	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	858.90	4.59	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on December 17, 2012 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for a representative share class are summarized below:

The Trustees noted that the Fund’s net advisory fee and the actual total expenses for Select Class shares were in the first and second quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. October 2014.

AN-CSTRAT-1014

Annual Report

J.P. Morgan Funds

October 31, 2014

JPMorgan Systematic Alpha Fund

(formerly JPMorgan Diversified Risk Fund)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.

“While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on central banks’ policies, which remained accommodative to growth.”

During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the
ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%,
China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in
October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

OCTOBER 31, 2014

J.P. MORGAN FUNDS

1

JPMorgan Systematic Alpha Fund*

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014
(Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)**

4.58%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.05%

Net Assets as of 10/31/2014

$ 192,954,827

INVESTMENT OBJECTIVE***

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury
Bill Index (the “Benchmark”) for the twelve months ended October 31, 2014. The outperformance was mostly due to the Fund’s inclusion of a broader range of asset classes than the Benchmark, which is limited to U.S. Treasury Bills.

Effective July 31, 2014, the Fund modified its investment strategies. The Fund’s investment performance would have been different had it been managed using the strategies in effect prior to that date.

During the twelve months ended October 31, 2014, the Fund’s equity long and short positions and macro strategies contributed to absolute performance. The Fund’s use of equity momentum trades and equity security selection by value, quality and size also contributed to absolute performance. Momentum trades involve buying or selling securities that display either a rising or falling price trend. The Fund’s use of merger arbitrage also contributed to absolute return during the first half of the reporting period as a high proportion of so-called friendly mergers, which generally have a higher likelihood of being consummated, allowed the Fund to generate steady returns. The Fund’s holdings of convertible bonds also contributed to absolute performance, driven in part by overall strong investor demand and relatively constrained supply.

The Fund’s exposure to currency factors, particularly carry trades and momentum trades, in aggregate detracted from absolute performance for the reporting period. Carry trade strategy involves selling a currency that comes with a relatively low interest rate to purchase a different currency that comes with a higher interest rate.

HOW WAS THE FUND POSITIONED?

From July 31,
2014 to October 31, 2014, the Fund no longer employed traditional investment strategies but continued to employ equal risk weighting over the long term and alternative investment strategies to access certain return factors, including equity, fixed income, convertible bonds, currencies and commodities. The alternative investment strategies the Fund may employ include equity market neutral, event driven, convertible arbitrage and macro based strategies.

From November 1, 2013 to July 30, 2014, the Fund’s portfolio managers made use of both traditional and alternative investment strategies to access return factors and employed an equal risk weighting in portfolio construction over the long term.

*

Prior to July 31, 2014, the Fund was named JPMorgan Diversified Risk Fund. The Fund’s investment objective has not changed.

2

J.P. MORGAN FUNDS

OCTOBER 31, 2014

RISK ALLOCATION AS OF 10/31/14

Asset Class / Strategy

% of Risk Allocation****

Convertible Bonds

12.51
%

Equity Market Neutral (1)

39.73

Event Driven (2)

15.78

Commodities / Currencies

14.08

Relative Value Fixed Income / Credit (3)

17.90

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)

1.

TriQuint Semiconductor, Inc.

1.2
%

2.

Integrys Energy Group, Inc.

1.2

3.

tw telecom, Inc.

1.1

4.

Conversant, Inc.

1.1

5.

Time Warner Cable, Inc

1.1

6.

Kinder Morgan Management LLC

1.1

7.

Tim Hortons Inc., (Canada).

1.1

8.

Rockwood Holdings, Inc.

1.1

9.

Pepco Holdings, Inc.

1.1

10.

Concur Technologies, Inc.

1.1

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)

1.

Applied Materials, Inc.

–1.3
%

2.

RF Micro Devices, Inc.

–1.2

3.

Comcast Corp.

–1.2

4.

Kinder Morgan, Inc.

–1.1

5.

Holcim Ltd., (Switzerland)

–1.1

6.

Wisconsin Energy Corp.

–0.9

7.

Level 3 Communications, Inc.

–0.9

8.

Medtronic, Inc.

–0.6

9.

Activision Blizzard, Inc.

–0.5

10.

Albemarle Corp.

–0.4

**	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
***	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2014 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(2)	Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(3)	Relative Value Fixed Income and Credit strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of October 31, 2014. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

(formerly JPMorgan Diversified Risk Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
Without Sales Charge		4.35%	5.08%
With Sales Charge*		(0.36)	2.28
CLASS C SHARES	February 12, 2013
Without CDSC		3.75	4.54
With CDSC**		2.75	4.54
CLASS R6 SHARES	February 12, 2013	4.74	5.47
SELECT CLASS SHARES	February 12, 2013	4.58	5.33

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 19.8%
	Consumer Discretionary — 3.1%
	Auto Components — 1.1%
19,529	TRW Automotive Holdings Corp. (a) (m)	1,979,264

	Hotels, Restaurants & Leisure — 1.8%
25,539	Bally Technologies, Inc. (a) (m)	2,053,336
9,833	Morgans Hotel Group Co. (a) (m)	78,566
39,407	Multimedia Games Holding Co., Inc. (a) (m)	1,375,304

		3,507,206

	Internet & Catalog Retail — 0.2%
150,325	Wotif.com Holdings Ltd., (Australia) (m)	402,019

	Media — 0.0% (g)
115	Time Warner Cable, Inc. (m)	16,929

	Total Consumer Discretionary	5,905,418

	Consumer Staples — 1.3%
	Food Products — 1.3%
71,755	Chiquita Brands International, Inc. (a) (m)	1,035,425
579,942	Goodman Fielder Ltd., (Australia) (m)	326,623
22,505	Nutreco N.V., (Netherlands) (m)	1,127,217

	Total Consumer Staples	2,489,265

	Energy — 2.1%
	Energy Equipment & Services — 1.0%
25,062	Dresser-Rand Group, Inc. (a) (m)	2,047,565

	Oil, Gas & Consumable Fuels — 1.1%
35,436	Athlon Energy, Inc. (a) (m)	2,065,919

	Total Energy	4,113,484

	Financials — 1.6%
	Banks — 0.3%
93,883	Banco Santander Brasil S.A., (Brazil), ADR (m)	514,479

	Capital Markets — 0.2%
51,712	GFI Group, Inc. (m)	284,416
22,309	SWS Group, Inc. (a) (m)	164,864

		449,280

	Insurance — 1.1%
173	Helvetia Holding AG, (Switzerland) (m)	82,264
29,319	Protective Life Corp. (m)	2,042,948

		2,125,212

	Total Financials	3,088,971

	Health Care — 0.8%
	Health Care Equipment & Supplies — 0.4%
19,326	Alere, Inc. (m)	772,460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.4%
37,338	Gentiva Health Services, Inc. (a) (m)	735,559

	Total Health Care	1,508,019

	Industrials — 1.6%
	Building Products — 0.3%
41,809	Sanitec Corp., (Finland) (a) (m)	536,913

	Construction & Engineering — 1.0%
66,315	Foster Wheeler AG, (Switzerland) (m)	2,057,755

	Electrical Equipment — 0.3%
12,897	Vacon OYJ, (Finland) (m)	546,110

	Total Industrials	3,140,778

	Information Technology — 4.5%
	Communications Equipment — 0.0% (g)
1,959	Riverbed Technology, Inc. (a) (m)	37,201

	Electronic Equipment, Instruments & Components — 0.1%
8,083	RealD, Inc. (a) (m)	91,499

	Internet Software & Services — 0.6%
6,650	Digital River, Inc. (a) (m)	170,040
49,647	Move, Inc. (a) (m)	1,040,105

		1,210,145

	Semiconductors & Semiconductor Equipment — 1.7%
52,549	International Rectifier Corp. (a) (m)	2,089,874
15,162	Montage Technology Group Ltd., (China) (a) (m)	335,080
31,551	OmniVision Technologies, Inc. (a) (m)	844,936

		3,269,890

	Software — 2.1%
16,311	Concur Technologies, Inc. (m)	2,093,028
87,049	TIBCO Software, Inc. (m)	2,034,335

		4,127,363

	Total Information Technology	8,736,098

	Materials — 1.7%
	Chemicals — 1.6%
15,184	Sigma-Aldrich Corp. (m)	2,063,657
40,927	Taminco Corp. (a) (m)	1,059,600

		3,123,257

	Metals & Mining — 0.1%
24,909	PanAust Ltd., (Australia) (m)	37,772

	Total Materials	3,161,029

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
127,766	Jazztel plc, (United Kingdom) (a) (m)	2,042,670

	Utilities — 2.0%
	Electric Utilities — 2.0%
33,635	Cleco Corp. (m)	1,808,218
76,980	Pepco Holdings, Inc. (m)	2,104,633

	Total Utilities	3,912,851

	Total Common Stocks (Cost $38,307,946)	38,098,583

Preferred Stocks — 2.6%
	Consumer Staples — 0.2%
	Food Products — 0.2%
8,600	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	431,376

	Financials — 0.7%
	Banks — 0.1%
87	Bank of America Corp., Series L, 7.250% (m) (x) ($1,000 par value)	99,459
83	Wells Fargo & Co., Series L, 7.500% (m) (x) ($1,000 par value)	99,932

		199,391

	Real Estate Investment Trusts (REITs) — 0.6%
4,200	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	456,918
10,000	Health Care REIT, Inc., Series I, 6.500% (m) (x) ($50 par value)	620,200

		1,077,118

	Total Financials	1,276,509

	Health Care — 0.0% (g)
	Health Care Providers & Services — 0.0% (g)
450	Omnicare Capital Trust II, Series B, 4.000%, 06/15/33 (m) ($50 par value)	36,703

	Industrials — 0.5%
	Aerospace & Defense — 0.2%
7,700	United Technologies Corp., 7.500%, 08/01/15 (m) ($50 par value)	449,449

	Machinery — 0.3%
3,400	Stanley Black & Decker, Inc., 4.750%, 11/17/15 (m) ($100 par value)	461,975

	Total Industrials	911,424

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.5%
	Metals & Mining — 0.5%
9,000	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	468,900
47,450	Cliffs Natural Resources, Inc., 7.000%, 02/01/16 (m) ($25 par value)	498,225

	Total Materials	967,125

	Utilities — 0.7%
	Electric Utilities — 0.3%
8,700	Exelon Corp., 6.500%, 06/01/17 (a) ($50 par value)	458,316
460	NextEra Energy, Inc., 5.599%, 06/01/15 (m) ($50 par value)	30,015
1,150	NextEra Energy, Inc., 5.799%, 09/01/16 (m) ($50 par value)	63,768
460	NextEra Energy, Inc., 5.889%, 09/01/15 (m) ($50 par value)	29,113

		581,212

	Independent Power & Renewable Electricity Producers — 0.3%
6,200	Dynegy, Inc., Series A, 5.375%, 11/01/17 ($100 par value)	623,100

	Multi-Utilities — 0.1%
1,150	Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	57,902
460	Dominion Resources, Inc., Series A, 6.125%, 04/01/16 (m) ($50 par value)	26,165
460	Dominion Resources, Inc., Series B, 6.000%, 07/01/16 (m) ($50 par value)	26,243

		110,310

	Total Utilities	1,314,622

	Total Preferred Stocks (Cost $4,815,609)	4,937,759

PRINCIPAL/ UNIT AMOUNT
Convertible Bonds — 17.1%
	Consumer Discretionary — 2.8%
	Automobiles — 0.2%
	Ford Motor Co.,
267,000	4.250%, 11/15/16 (m)	439,716

	Hotels, Restaurants & Leisure — 0.2%
364,000	MGM Resorts International, 4.250%, 04/15/15 (m)	466,830

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Household Durables — 0.7%
	Jarden Corp.,
300,000	1.125%, 03/15/34 (e)	320,625
221,000	1.875%, 09/15/18 (m)	324,041
	Lennar Corp.,
154,000	2.750%, 12/15/20 (e) (m)	300,685
160,000	3.250%, 11/15/21 (e) (m)	300,100

		1,245,451

	Internet & Catalog Retail — 0.7%
433,000	Ctrip.com International Ltd., (Cayman Islands), 1.250%, 10/15/18 (m)	456,003
	Priceline Group, Inc. (The),
41,000	0.350%, 06/15/20 (m)	46,484
213,000	0.900%, 09/15/21 (e)	204,347
32,000	1.000%, 03/15/18 (m)	44,280
376,000	Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19	494,910

		1,246,024

	Media — 0.7%
	Liberty Interactive LLC,
337,000	0.750%, 03/30/43 (m)	462,954
428,000	1.000%, 09/30/43 (e) (m)	456,355
	Liberty Media Corp.,
462,000	1.375%, 10/15/23 (e) (m)	460,556

		1,379,865

	Textiles, Apparel & Luxury Goods — 0.3%
	Iconix Brand Group, Inc.,
232,000	1.500%, 03/15/18 (m)	313,635
233,000	2.500%, 06/01/16 (m)	312,802

		626,437

	Total Consumer Discretionary	5,404,323

	Energy — 0.8%
	Energy Equipment & Services — 0.3%
461,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19 (m)	439,679
87,000	SEACOR Holdings, Inc., 2.500%, 12/15/27 (m)	97,603

		537,282

	Oil, Gas & Consumable Fuels — 0.5%
	Chesapeake Energy Corp.,
32,000	2.500%, 05/15/37 (m)	31,540

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
32,000	2.500%, 05/15/37 (m)	31,720
32,000	2.750%, 11/15/35 (m)	32,280
804,000	Energy XXI Bermuda Ltd., (Bermuda), 3.000%, 12/15/18 (e)	571,342
	Peabody Energy Corp.,
656,000	4.750%, 12/15/41 (m)	434,600

		1,101,482

	Total Energy	1,638,764

	Financials — 2.4%
	Capital Markets — 0.6%
431,000	Ares Capital Corp., 5.750%, 02/01/16 (m)	448,240
92,000	Jefferies Group LLC, 3.875%, 11/01/29 (m)	95,968
623,000	Prospect Capital Corp., 4.750%, 04/15/20 (e)	604,310

		1,148,518

	Real Estate Investment Trusts (REITs) — 1.8%
	Annaly Capital Management, Inc.,
444,000	5.000%, 05/15/15 (m)	447,330
614,000	Colony Financial, Inc., 3.875%, 01/15/21	600,569
387,000	DDR Corp., 1.750%, 11/15/40 (m)	473,107
274,000	Host Hotels & Resorts LP, 2.500%, 10/15/29 (e) (m)	491,316
466,000	IAS Operating Partnership LP, 5.000%, 03/15/18 (e) (m)	442,700
83,000	ProLogis LP, 3.250%, 03/15/15 (m)	90,781
69,000	SL Green Operating Partnership LP, 3.000%, 10/15/17 (e) (m)	99,921
	Spirit Realty Capital, Inc.,
309,000	2.875%, 05/15/19	305,137
307,000	3.750%, 05/15/21	304,506
	Starwood Property Trust, Inc.,
199,000	3.750%, 10/15/17	199,622
41,000	4.000%, 01/15/19 (m)	44,101
41,000	4.550%, 03/01/18 (m)	43,511

		3,542,601

	Total Financials	4,691,119

	Health Care — 3.7%
	Biotechnology — 1.8%
435,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	461,100
419,000	Aegerion Pharmaceuticals, Inc., 2.000%, 08/15/19 (e)	339,914

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Biotechnology — continued
	BioMarin Pharmaceutical, Inc.,
277,000	0.750%, 10/15/18	318,723
3,000	0.750%, 10/15/18 (m)	3,452
271,000	1.500%, 10/15/20	318,594
3,000	1.500%, 10/15/20 (m)	3,527
453,000	Cepheid, 1.250%, 02/01/21 (e)	495,469
	Cubist Pharmaceuticals, Inc.,
278,000	1.125%, 09/01/18 (m)	318,310
271,000	1.875%, 09/01/20 (m)	316,392
98,000	Gilead Sciences, Inc., Series D, 1.625%, 05/01/16 (m)	482,037
463,000	PDL BioPharma, Inc., 4.000%, 02/01/18	474,286

		3,531,804

	Health Care Equipment & Supplies — 0.6%
	Hologic, Inc.,
28,000	SUB, 0.000%, 12/15/43 (m)	30,730
28,000	Series 2012, SUB, 2.000%, 03/01/42 (m)	30,485
28,000	Series 2010, SUB, 2.000%, 12/15/37 (m)	34,912
398,000	NuVasive, Inc., 2.750%, 07/01/17 (m)	478,346
251,000	Teleflex, Inc., 3.875%, 08/01/17 (m)	469,998

		1,044,471

	Health Care Providers & Services — 0.5%
384,000	Molina Healthcare, Inc., 1.125%, 01/15/20 (m)	499,440
	Omnicare, Inc.,
32,000	3.250%, 12/15/35 (m)	33,920
28,000	3.500%, 02/15/44 (m)	31,797
	WellPoint, Inc.,
271,000	2.750%, 10/15/42 (m)	473,234

		1,038,391

	Life Sciences Tools & Services — 0.1%
	Illumina, Inc.,
46,000	Zero Coupon, 06/15/19 (e)	50,945
14,000	0.250%, 03/15/16 (m)	32,279
46,000	0.500%, 06/15/21 (e)	53,044

		136,268

	Pharmaceuticals — 0.7%
400,000	Jazz Investments I Ltd., (Bermuda), 1.875%, 08/15/21 (e)	461,500
117,000	Mylan, Inc., 3.750%, 09/15/15 (m)	470,340

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
196,000	Salix Pharmaceuticals Ltd., 1.500%, 03/15/19 (m)	437,938

		1,369,778

	Total Health Care	7,120,712

	Industrials — 1.1%
	Air Freight & Logistics — 0.3%
562,000	UTi Worldwide, Inc., (United Kingdom), 4.500%, 03/01/19 (e)	603,096

	Electrical Equipment — 0.2%
676,000	General Cable Corp., SUB, 4.500%, 11/15/29 (m)	446,583

	Machinery — 0.3%
	Trinity Industries, Inc.,
393,000	3.875%, 06/01/36 (m)	617,992
	Transportation Infrastructure — 0.3%
408,000	Macquarie Infrastructure Co. LLC, 2.875%, 07/15/19	460,020

	Total Industrials	2,127,691

	Information Technology — 5.7%
	Communications Equipment — 0.0% (g)
	Ciena Corp.,
51,000	0.875%, 06/15/17 (m)	49,374
37,000	3.750%, 10/15/18 (e) (m)	42,874

		92,248

	Internet Software & Services — 2.7%
452,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19 (e)	457,933
438,000	AOL, Inc., 0.750%, 09/01/19 (e)	452,783
449,000	j2 Global, Inc., 3.250%, 06/15/29	457,138
551,000	MercadoLibre, Inc., 2.250%, 07/01/19 (e)	685,995
	Qihoo 360 Technology Co., Ltd., (Cayman Islands),
200,000	0.500%, 08/15/20 (e)	185,625
200,000	1.750%, 08/15/21 (e)	182,125
200,000	2.500%, 09/15/18 (e)	203,375
487,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18 (e) (m)	445,605
639,000	SouFun Holdings Ltd., (Cayman Islands), 2.000%, 12/15/18 (e)	587,880
	Twitter, Inc.,
226,000	0.250%, 09/15/19 (e)	206,649
225,000	1.000%, 09/15/21 (e)	203,765
55,000	VeriSign, Inc., 4.086%, 08/15/37 (m)	98,622

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2014

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Internet Software & Services — continued
	Yandex N.V., (Netherlands),
523,000	1.125%, 12/15/18 (e)	477,891
463,000	YY, Inc., (Cayman Islands), 2.250%, 04/01/19 (e)	469,077

		5,114,463

	Semiconductors & Semiconductor Equipment — 1.2%
	Intel Corp.,
241,000	2.950%, 12/15/35 (m)	308,179
189,000	3.250%, 08/01/39 (m)	313,504
	Lam Research Corp.,
28,000	0.500%, 05/15/16 (m)	37,223
23,000	1.250%, 05/15/18 (m)	32,171
377,000	Microchip Technology, Inc., 2.125%, 12/15/37 (m)	640,664
	Micron Technology, Inc.,
5,000	Series E, 1.625%, 02/15/33 (m)	15,131
5,000	Series C, 2.375%, 05/01/32 (m)	17,172
14,000	Series G, 3.000%, 11/15/43 (m)	18,007
5,000	Series D, 3.125%, 05/01/32 (m)	16,844
14,000	Novellus Systems, Inc., 2.625%, 05/15/41 (m)	31,579
	NVIDIA Corp.,
416,000	1.000%, 12/01/18 (e) (m)	470,600
312,000	Xilinx, Inc., 2.625%, 06/15/17 (m)	488,670

		2,389,744

	Software — 1.2%
195,000	Cadence Design Systems, Inc., 2.625%, 06/01/15 (m)	463,125
419,000	Citrix Systems, Inc., 0.500%, 04/15/19 (e)	437,593
362,000	Electronic Arts, Inc., 0.750%, 07/15/16 (m)	489,379
455,000	Nuance Communications, Inc., 2.750%, 11/01/31 (m)	443,909
406,000	Verint Systems, Inc., 1.500%, 06/01/21	452,944

		2,286,950

	Technology Hardware, Storage & Peripherals — 0.6%
440,000	Electronics For Imaging, Inc., 0.750%, 09/01/19 (e)	462,825
	SanDisk Corp.,
263,000	0.500%, 10/15/20 (m)	309,683
172,000	1.500%, 08/15/17 (m)	326,477

		1,098,985

	Total Information Technology	10,982,390

PRINCIPAL/ UNIT AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.6%
	Containers & Packaging — 0.1%
97,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e) (m)	97,000

	Metals & Mining — 0.5%
92,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17 (m)	92,690
371,000	Stillwater Mining Co., Series SWC, 1.750%, 10/15/32 (m)	423,404
294,000	United States Steel Corp., 2.750%, 04/01/19 (m)	495,022

		1,011,116

	Total Materials	1,108,116

	Total Convertible Bonds (Cost $32,373,410)	33,073,115

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics International Ltd. (a) (i)	—

	Life Sciences Tools & Services — 0.0% (g)
402	Furiex Pharmaceuticals, Inc. (a) (i)	3,927

	Total Health Care	3,927

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services —0.0% (g)
3,314	Leap Wireless International, Inc. (a) (i)	8,351

	Total Rights (Cost $—)	12,278

SHARES
Short-Term Investment — 47.7%
	Investment Company — 47.7%
92,064,842	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $92,064,842)	92,064,842

	Total Investments — 87.2% (Cost $167,561,807)	168,186,577
	Other Assets in Excess of Liabilities — 12.8% (c)	24,768,250

	NET ASSETS — 100.0%	$192,954,827

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	Live Cattle Futures^	11/20/14	$2,107,350	$(6,191)
4	LME Copper Futures^	12/15/14	673,000	(12,928)
299	10 Year U.S. Treasury Note	12/19/14	37,781,453	457,590
188	Long Gilt	12/29/14	34,615,588	654,927
25	Livestock Futures^	12/31/14	1,660,500	(16,464)
15	LME Aluminum Futures^	01/19/15	767,625	2,779
5	LME Copper Futures^	01/19/15	838,125	(15,980)
6	Live Cattle Futures^	01/29/15	685,425	(4,305)
47	Livestock Futures^	02/13/15	1,655,340	(8,208)
28	Cotton No. 2 Futures^	03/09/15	880,880	(10,408)
4	Coffee ‘C’ Futures^	03/19/15	288,450	(3,462)
18	Cocoa Futures^	05/13/15	519,660	307
	Short Futures Outstanding
(26)	Natural Gas Futures^	11/25/14	(1,006,980)	(21,137)
(118)	Euro Bund	12/08/14	(22,315,318)	(112,386)
(33)	10 Year Japanese Government Bond	12/11/14	(43,049,099)	(193,193)
(18)	10 Year Australian Government Bond	12/15/14	(1,945,004)	(30,885)
(23)	10 Year Canadian Government Bond	12/18/14	(2,796,406)	(30,336)
(243)	E-mini S&P 500	12/19/14	(24,438,510)	(722,218)
(2)	FTSE/MIB Index Futures	12/19/14	(247,021)	(387)
(17)	Natural Gas Futures^	12/29/14	(673,030)	(14,840)
(12)	Soybean Futures^	01/14/15	(629,550)	(7,610)
(9)	Silver Futures^	01/28/15	(725,670)	51,904
(58)	CBOT Wheat Futures^	03/13/15	(1,582,675)	566
(96)	Corn Futures^	03/13/15	(1,868,400)	(37,321)
(8)	Soybean Futures^	03/13/15	(421,300)	(4,123)
(81)	Sugar No. 11 (World Markets) Futures^	04/30/15	(1,482,365)	23,113
(23)	CBOT Wheat Futures^	05/14/15	(636,237)	220
(37)	Corn Futures^	05/14/15	(736,300)	(14,797)
(23)	Sugar No. 11 (World Markets) Futures^	06/30/15	(428,131)	6,787

				$(68,986)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
100,718	AUD
54,441	for GBP	Union Bank of Switzerland AG	11/13/14	$87,082	#	$88,573	#	$1,491
3,571	CAD
2,450	for EUR	Australia and New Zealand Banking Group Limited	11/13/14	3,070	#	3,168	#	98
4,418	CAD
3,007	for EUR	Deutsche Bank AG	11/13/14	3,768	#	3,919	#	151
5,944	CAD
4,100	for EUR	Morgan Stanley	11/13/14	5,138	#	5,273	#	135
6,306	CAD
3,500	for GBP	Citibank, N.A.	11/13/14	5,599	#	5,594	#	(5)
3,240	CAD
1,755	for GBP	Deutsche Bank AG	11/13/14	2,807	#	2,874	#	67
5,608	CAD
3,080	for GBP	Societe Generale	11/13/14	4,927	#	4,975	#	48
2,673	EUR
364,825	for JPY	Barclays Bank plc	11/13/14	3,248	#	3,350	#	102
16,207	GBP
29,635	for AUD	Barclays Bank plc	11/13/14	26,061	#	25,924	#	(137)
4,002	GBP
7,149	for CAD	Barclays Bank plc	11/13/14	6,342	#	6,402	#	60
5,258	GBP
9,463	for CAD	BNP Paribas	11/13/14	8,394	#	8,411	#	17
4,208	GBP
7,671	for CAD	Deutsche Bank AG	11/13/14	6,804	#	6,730	#	(74)
2,363	GBP
4,374	for CAD	Union Bank of Switzerland AG	11/13/14	3,880	#	3,780	#	(100)
7,846	GBP
1,375,571	for JPY	Barclays Bank plc	11/13/14	12,246	#	12,549	#	303
9,350	GBP
1,619,960	for JPY	BNP Paribas	11/13/14	14,423	#	14,956	#	533
5,845	GBP
1,015,580	for JPY	Morgan Stanley	11/13/14	9,042	#	9,349	#	307
1,394,132	JPY
14,343	for AUD	Citibank, N.A.	11/13/14	12,613	#	12,412	#	(201)
493,166	JPY
5,211	for AUD	Union Bank of Switzerland AG	11/13/14	4,583	#	4,391	#	(192)
384,732	JPY
2,816	for EUR	Citibank, N.A.	11/13/14	3,528	#	3,425	#	(103)
1,988,269	JPY
11,160	for GBP	Citibank, N.A.	11/13/14	17,850	#	17,702	#	(148)
592,998	JPY
3,333	for GBP	Union Bank of Switzerland AG	11/13/14	5,331	#	5,280	#	(51)
769,673	JPY
4,391	for GBP	Westpac Banking Corp.	11/13/14	7,024	#	6,853	#	(171)
110,898	AUD	Citibank, N.A.	11/13/14	96,671		97,525		854
5,025,516	AUD	Deutsche Bank AG	11/13/14	4,396,844		4,419,477		22,633
1,169,387	AUD	Goldman Sachs International	11/13/14	1,014,315		1,028,368		14,053
229,516	AUD	HSBC Bank, N.A.	11/13/14	212,577		201,838		(10,739)
38,732	AUD	National Australia Bank	11/13/14	34,122		34,062		(60)
15,537	AUD	Westpac Banking Corp.	11/13/14	13,984		13,664		(320)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,819,105	BRL	Morgan Stanley†	11/13/14	$1,121,407	$1,134,157	$12,750
15,342	CAD	Citibank, N.A.	11/13/14	13,761	13,610	(151)
5,087	CAD	National Australia Bank	11/13/14	4,599	4,513	(86)
9,170,986	CAD	State Street Corp.	11/13/14	8,192,931	8,135,387	(57,544)
9,275	CAD	Union Bank of Switzerland AG	11/13/14	8,313	8,228	(85)
30,840	CAD	Westpac Banking Corp.	11/13/14	28,218	27,357	(861)
11,677	CHF	Morgan Stanley	11/13/14	12,861	12,137	(724)
5,631	CHF	State Street Corp.	11/13/14	6,202	5,853	(349)
145,642	EUR	Deutsche Bank AG	11/13/14	195,611	182,524	(13,087)
2,500	EUR	Morgan Stanley	11/13/14	3,331	3,133	(198)
27,425	EUR	Union Bank of Switzerland AG	11/13/14	34,854	34,370	(484)
9,649	GBP	Australia and New Zealand Banking Group Limited	11/13/14	15,781	15,434	(347)
8,927	GBP	Barclays Bank plc	11/13/14	14,567	14,279	(288)
62,259	GBP	Citibank, N.A.	11/13/14	100,224	99,588	(636)
379,760	GBP	Deutsche Bank AG	11/13/14	612,861	607,453	(5,408)
10,511	GBP	Goldman Sachs International	11/13/14	17,572	16,813	(759)
11,495	GBP	Morgan Stanley	11/13/14	18,651	18,388	(263)
7,480	GBP	Royal Bank of Canada	11/13/14	12,429	11,965	(464)
4,169	GBP	Union Bank of Switzerland AG	11/13/14	6,938	6,668	(270)
66,947	HKD	Goldman Sachs International	11/13/14	8,640	8,633	(7)
499,500	HKD	Westpac Banking Corp.	11/13/14	64,459	64,409	(50)
12,718,102,390	IDR	Credit Suisse International†	11/13/14	1,038,212	1,051,685	13,473
71,703,683	INR	HSBC Bank, N.A.†	11/13/14	1,153,348	1,166,999	13,651
1,696,429	JPY	Australia and New Zealand Banking Group Limited	11/13/14	15,592	15,104	(488)
1,189,452	JPY	Morgan Stanley	11/13/14	10,899	10,590	(309)
755,951	JPY	Royal Bank of Canada	11/13/14	7,223	6,730	(493)
4,466,858	JPY	Union Bank of Switzerland AG	11/13/14	40,871	39,770	(1,101)
34,761,903	NOK	Credit Suisse International	11/13/14	5,379,360	5,152,014	(227,346)
2,302,445	NZD	State Street Corp.	11/13/14	1,801,371	1,793,054	(8,317)
52,537,270	PHP	Credit Suisse International†	11/13/14	1,172,183	1,167,972	(4,211)
45,245,864	RUB	Goldman Sachs International†	11/13/14	1,131,330	1,049,331	(81,999)
34,280,207	SEK	Australia and New Zealand Banking Group Limited	11/13/14	4,744,665	4,642,503	(102,162)
2,643,021	TRY	Standard Chartered Bank	11/13/14	1,144,348	1,186,634	42,286
13,098,283	ZAR	State Street Corp.	11/13/14	1,156,843	1,185,627	28,784
				$35,312,728	$34,943,736	$(368,992)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
53,636	AUD	Barclays Bank plc	11/13/14	$49,683	$47,168	$2,515
145,333	AUD	Citibank, N.A.	11/13/14	131,267	127,807	3,460
4,054,776	AUD	Deutsche Bank AG	11/13/14	3,529,467	3,565,800	(36,333)
20,803	AUD	Goldman Sachs International	11/13/14	18,761	18,294	467
387,660	AUD	HSBC Bank, N.A.	11/13/14	351,762	340,910	10,852
27,922	AUD	Morgan Stanley	11/13/14	25,026	24,555	471
1,024,649	AUD	Royal Bank of Canada	11/13/14	891,327	901,084	(9,757)
297,215	AUD	Societe Generale	11/13/14	263,961	261,373	2,588
464,004	AUD	Westpac Banking Corp.	11/13/14	429,801	408,048	21,753
5,465	CAD	BNP Paribas	11/13/14	4,953	4,848	105
2,803,124	CAD	Citibank, N.A.	11/13/14	2,505,601	2,486,591	19,010
4,146	CAD	Deutsche Bank AG	11/13/14	3,788	3,678	110
4,786	CAD	Goldman Sachs International	11/13/14	4,364	4,246	118
23,292	CAD	HSBC Bank, N.A.	11/13/14	20,801	20,662	139
7,548	CAD	Societe Generale	11/13/14	6,892	6,695	197
15,738	CAD	Westpac Banking Corp.	11/13/14	14,316	13,961	355
208,251	CHF	Barclays Bank plc	11/13/14	223,025	216,459	6,566
729	CHF	Morgan Stanley	11/13/14	800	757	43
34,946	CHF	Royal Bank of Canada	11/13/14	38,461	36,323	2,138
712	CHF	Societe Generale	11/13/14	789	741	48
25,241,200	CZK	Deutsche Bank AG	11/13/14	1,159,987	1,137,131	22,856
230,325	EUR	Citibank, N.A.	11/13/14	290,677	288,650	2,027
6,852,599	EUR	Deutsche Bank AG	11/13/14	8,652,098	8,587,884	64,214
231,802	EUR	Goldman Sachs International	11/13/14	300,569	290,501	10,068
2,649	EUR	HSBC Bank, N.A.	11/13/14	3,538	3,320	218
2,493	EUR	Merrill Lynch International	11/13/14	3,341	3,125	216
1,253,684	EUR	Royal Bank of Canada	11/13/14	1,603,320	1,571,155	32,165
735,000	EUR	Royal Bank of Scotland	11/13/14	938,213	921,124	17,089
545,867	EUR	Societe Generale	11/13/14	703,696	684,097	19,599
329,924	EUR	Westpac Banking Corp.	11/13/14	413,289	413,470	(181)
16,397	GBP	Australia and New Zealand Banking Group Limited	11/13/14	27,274	26,228	1,046
2,750	GBP	BNP Paribas	11/13/14	4,440	4,399	41
584,232	GBP	Citibank, N.A.	11/13/14	947,152	934,519	12,633
529,350	GBP	Credit Suisse International	11/13/14	849,846	846,732	3,114
439,335	GBP	Deutsche Bank AG	11/13/14	706,250	702,748	3,502
6,619	GBP	HSBC Bank, N.A.	11/13/14	11,135	10,587	548
63,661	GBP	Morgan Stanley	11/13/14	103,478	101,832	1,646
45,456	GBP	Royal Bank of Canada	11/13/14	73,988	72,709	1,279
135,946	GBP	Societe Generale	11/13/14	229,173	217,455	11,718
264,488	GBP	State Street Corp.	11/13/14	425,214	423,066	2,148
13,345	GBP	Union Bank of Switzerland AG	11/13/14	22,323	21,347	976
8,470	GBP	Westpac Banking Corp.	11/13/14	14,305	13,548	757
566,447	HKD	Societe Generale	11/13/14	73,096	73,042	54
285,833,134	HUF	Deutsche Bank AG	11/13/14	1,166,502	1,162,234	4,268
4,287,902	ILS	Goldman Sachs International	11/13/14	1,177,102	1,128,306	48,796
814,756	JPY	Australia and New Zealand Banking Group Limited	11/13/14	7,930	7,254	676
237,316,078	JPY	Citibank, N.A.	11/13/14	2,166,049	2,112,891	53,158
2,209,728	JPY	Goldman Sachs International	11/13/14	21,404	19,674	1,730
4,159,767	JPY	HSBC Bank, N.A.	11/13/14	39,924	37,036	2,888
5,186,841	JPY	Morgan Stanley	11/13/14	48,555	46,180	2,375
851,118	JPY	Royal Bank of Canada	11/13/14	7,953	7,578	375
3,051,639	JPY	Westpac Banking Corp.	11/13/14	29,742	27,170	2,572

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,786,412	NOK	Citibank, N.A.	11/13/14	$1,038,975	$1,005,805	$33,170
2,157,138	NZD	Citibank, N.A.	11/13/14	1,675,859	1,679,894	(4,035)
52,604,671	PHP	Morgan Stanley†	11/13/14	1,171,075	1,169,471	1,604
87,479,772	RUB	Morgan Stanley†	11/13/14	2,182,085	2,028,810	153,275
56,925,137	SEK	Citibank, N.A.	11/13/14	7,823,552	7,709,263	114,289
3,976,378	SEK	Goldman Sachs International	11/13/14	546,160	538,513	7,647
27,059	SGD	HSBC Bank, N.A.	11/13/14	21,685	21,061	624
35,380,919	TWD	Morgan Stanley†	11/13/14	1,162,813	1,161,425	1,388
				$46,358,612	$45,701,234	$657,378

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2014 of the currency being sold, and the value at October 31, 2014 is the U.S. Dollar market value of the currency being purchased.

Total Return Basket Swaps* Outstanding at October 31, 2014
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	$790,000
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR for long positions or Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	2/5/18	(735,241)

Total			$54,759

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CZK	— Czech Republic Koruna
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2014.
TRY	— Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of October 31, 2014.

†	— Non-deliverable forward. See note 2.C.(2) in the notes to consolidated financial statements.
^	— Represents positions held in the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are $5,101,587 and 3.0%, respectively.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions
Common Stocks
Consumer Discretionary — 10.6%
Auto Components — 2.9%
Autoliv, Inc., (Sweden)	316,870	316,870	—
Calsonic Kansei Corp., (Japan)	263,922	263,922	—
CIE Automotive SA, (Spain)	331,565	331,565	—
Cooper Tire & Rubber Co.	356,919	356,919	—
Dana Holding Corp.	335,544	335,544	—
Delphi Automotive plc, (United Kingdom)	356,351	356,351	—
Faurecia, (France)	331,655	331,655	—
Gentex Corp.	389,148	389,148	—
Lear Corp.	339,475	339,475	—
Linamar Corp., (Canada)	316,442	316,442	—
Magna International, Inc., (Canada)	330,843	330,843	—
NOK Corp., (Japan)	283,262	283,262	—
Pirelli & C. SpA, (Italy)	315,145	315,145	—
Sanden Corp., (Japan)	308,480	308,480	—
Standard Motor Products, Inc.	362,517	362,517	—
Toyo Tire & Rubber Co. Ltd., (Japan)	303,966	303,966	—
TRW Automotive Holdings Corp.	85,641	85,641	—
Valeo S.A., (France)	337,399	337,399	—

	5,665,144	5,665,144	—

Automobiles — 0.7%
Bayerische Motoren Werke AG, (Germany)	319,901	319,901	—
Daimler AG, (Germany)	320,959	320,959	—
Fuji Heavy Industries Ltd., (Japan)	317,205	317,205	—
Isuzu Motors Ltd., (Japan)	290,671	290,671	—

	1,248,736	1,248,736	—

Distributors — 0.2%
Inchcape plc, (United Kingdom)	340,297	340,297	—

Diversified Consumer Services — 0.1%
DeVry Education Group, Inc.	295,398	295,398	—

Hotels, Restaurants & Leisure — 1.1%
DineEquity, Inc.	320,345	320,345	—
Echo Entertainment Group Ltd., (Australia)	371,331	371,331	—
Marriott Vacations Worldwide Corp.	352,130	352,130	—
Royal Caribbean Cruises Ltd.	331,966	331,966	—
Tabcorp Holdings Ltd., (Australia)	360,610	360,610	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Hotels, Restaurants & Leisure — continued
Wyndham Worldwide Corp.	312,466	312,466	—

	2,048,848	2,048,848	—

Household Durables — 2.0%
Alpine Electronics Inc., (Japan)	321,765	321,765	—
Barratt Developments plc, (United Kingdom) (a)	338,910	338,910	—
Bellway plc, (United Kingdom)	355,330	355,330	—
Berkeley Group Holdings plc, (United Kingdom)	322,897	322,897	—
Forbo Holding A.G., (Switzerland)	325,863	325,863	—
Leggett & Platt, Inc.	363,123	363,123	—
Newell Rubbermaid, Inc.	309,836	309,836	—
Persimmon plc, (United Kingdom) (a)	352,154	352,154	—
PulteGroup, Inc.	347,665	347,665	—
Sekisui Chemical Co. Ltd., (Japan)	337,271	337,271	—
Sumitomo Forestry Co. Ltd., (Japan)	307,984	307,984	—

	3,682,798	3,682,798	—

Internet & Catalog Retail — 0.2%
Home Retail Group plc, (United Kingdom)	351,967	351,967	—

Leisure Products — 0.2%
Heiwa Corp., (Japan)	323,362	323,362	—

Media — 0.8%
Cogeco Cable, Inc., (Canada)	342,568	342,568	—
John Wiley & Sons, Inc.	336,443	336,443	—
Lagardere SCA, (France)	290,353	290,353	—
Omnicom Group, Inc.	338,173	338,173	—
Viacom, Inc.	305,329	305,329	—

	1,612,866	1,612,866	—

Multiline Retail — 0.6%
Canadian Tire Corp. Ltd., (Canada)	280,679	280,679	—
Dillard’s, Inc.	312,732	312,732	—
Harvey Norman Holdings Ltd., (Australia)	323,184	323,184	—
Macy’s, Inc.	318,010	318,010	—

	1,234,605	1,234,605	—

Specialty Retail — 1.2%
Best Buy Co., Inc.	330,953	330,953	—
Cato Corp. (The)	331,695	331,695	—
EDION Corp., (Japan)	111,265	111,265	—
Foot Locker, Inc.	325,306	325,306	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Consumer Discretionary — continued
Specialty Retail — continued
GameStop Corp.	333,357	333,357	—
K’s Holdings Corp., (Japan)	242,853	242,853	—
Shimachu Co. Ltd., (Japan)	218,206	218,206	—
WH Smith plc, (United Kingdom)	332,524	332,524	—

	2,226,159	2,226,159	—

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands, Inc. (a)	316,196	316,196	—
Iconix Brand Group, Inc.	349,247	349,247	—
Movado Group, Inc.	345,269	345,269	—

	1,010,712	1,010,712	—

Total Consumer Discretionary	20,040,892	20,040,892	—

Consumer Staples — 3.1%
Beverages — 0.3%
Dr Pepper Snapple Group, Inc.	345,558	345,558	—
Heineken Holding N.V., (Netherlands)	313,966	313,966	—

	659,524	659,524	—

Food & Staples Retailing — 1.3%
Andersons, Inc. (The)	325,023	325,023	—
CVS Caremark Corp.	344,012	344,012	—
Delhaize Group S.A., (Belgium)	316,613	316,613	—
Jean Coutu Group PJC, Inc. (The), (Canada)	189,126	189,126	—
Kesko OYJ, Class B, (Finland)	342,687	342,687	—
Metro, (Canada)	277,434	277,434	—
Sonae, (Portugal)	317,310	317,310	—
Valor Co. Ltd., (Japan)	236,774	236,774	—

	2,348,979	2,348,979	—

Food Products — 1.2%
Bunge Ltd.	336,338	336,338	—
Cal-Maine Foods, Inc.	265,389	265,389	—
Ingredion, Inc.	326,922	326,922	—
JM Smucker Co. (The)	337,688	337,688	—
Pilgrim’s Pride Corp.	299,924	299,924	—
Pinnacle Foods, Inc.	330,902	330,902	—
Sanderson Farms, Inc.	306,191	306,191	—
Tyson Foods, Inc.	276,761	276,761	—

	2,480,115	2,480,115	—

Household Products — 0.3%
Energizer Holdings, Inc. (a)	320,117	320,117	—
Henkel AG & Co KGaA, (Germany)	313,760	313,760	—

	633,877	633,877	—

Total Consumer Staples	6,122,495	6,122,495	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Energy — 4.9%
Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	326,710	326,710	—
Helmerich & Payne, Inc.	284,509	284,509	—
Hunting plc, (United Kingdom)	266,236	266,236	—
John Wood Group plc, (United Kingdom)	319,437	319,437	—
Nabors Industries Ltd., (Bermuda)	325,602	325,602	—
Patterson-UTI Energy, Inc.	323,802	323,802	—
RPC, Inc.	318,488	318,488	—
Superior Energy Services, Inc.	327,252	327,252	—
Unit Corp.	327,852	327,852	—
Western Energy Services Corp., (Canada)	191,988	191,988	—

	3,011,876	3,011,876	—

Oil, Gas & Consumable Fuels — 3.2%
Afren plc, (United Kingdom)	258,680	258,680	—
Bankers Petroleum Ltd., (Canada)	321,850	321,850	—
Beach Energy Ltd., (Australia)	304,992	304,992	—
Canadian Natural Resources Ltd., (Canada)	287,616	287,616	—
Canadian Oil Sands Ltd., (Canada)	275,935	275,935	—
Enbridge Income Fund Holdings, Inc., (Canada)	241,964	241,964	—
Green Plains Renewable Energy, Inc.	292,855	292,855	—
Hess Corp.	287,421	287,421	—
HollyFrontier Corp.	326,555	326,555	—
Marathon Petroleum Corp.	342,329	342,329	—
Neste Oil OYJ, (Finland)	273,107	273,107	—
Phillips 66	325,461	325,461	—
Repsol SA, (Spain)	303,395	303,395	—
REX American Resources Corp.	314,614	314,614	—
Showa Shell Sekiyu KK, (Japan)	289,410	289,410	—
Suncor Energy, Inc., (Canada)	310,807	310,807	—
Tesoro Corp.	340,340	340,340	—
Valero Energy Corp.	340,462	340,462	—
Veresen, Inc., (Canada)	316,491	316,491	—
Western Refining, Inc.	342,427	342,427	—
Woodside Petroleum Ltd., (Australia)	317,371	317,371	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Energy — continued
Oil, Gas & Consumable Fuels — continued
World Fuel Services Corp.	333,879	333,879	—

	6,747,961	6,747,961	—

Total Energy	9,759,837	9,759,837	—

Financials — 8.9%
Banks — 1.5%
Bank of Montreal, (Canada)	315,230	315,230	—
Bendigo and Adelaide Bank Ltd., (Australia)	330,730	330,730	—
Credit Agricole SA, (France)	318,041	318,041	—
Fifth Third Bancorp	318,181	318,181	—
First Interstate Bancsystem, Inc.	350,818	350,818	—
Huntington Bancshares, Inc.	326,049	326,049	—
Mitsubishi UFJ Financial Group, Inc., (Japan)	317,437	317,437	—
Resona Holdings, Inc., (Japan)	320,004	320,004	—

	2,596,490	2,596,490	—

Capital Markets — 0.8%
Arlington Asset Investment Corp.	342,277	342,277	—
BGC Partners, Inc.	341,549	341,549	—
Investec plc, (United Kingdom)	352,030	352,030	—
Man Group plc, (United Kingdom)	331,431	331,431	—

	1,367,287	1,367,287	—

Consumer Finance — 0.6%
Capital One Financial Corp.	324,127	324,127	—
Discover Financial Services	318,964	318,964	—
Nelnet, Inc.	353,213	353,213	—

	996,304	996,304	—

Diversified Financial Services — 0.5%
Exor SpA, (Italy)	363,312	363,312	—
Pargesa Holding SA, (Switzerland)	315,502	315,502	—
Voya Financial, Inc.	323,263	323,263	—

	1,002,077	1,002,077	—

Insurance — 5.2%
Amlin plc, (United Kingdom)	333,582	333,582	—
AmTrust Financial Services, Inc.	271,957	271,957	—
Aspen Insurance Holdings Ltd., (Bermuda) (a)	324,738	324,738	—
Assurant, Inc.	341,782	341,782	—
Aviva plc, (United Kingdom)	317,542	317,542	—
AXA S.A., (France)	301,624	301,624	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Insurance — continued
Baloise Holding A.G., (Switzerland)	315,774	315,774	—
Catlin Group Ltd., (Bermuda)	326,354	326,354	—
CNO Financial Group, Inc.	340,554	340,554	—
CNP Assurances, (France)	323,036	323,036	—
Delta Lloyd N.V., (Netherlands)	323,305	323,305	—
Direct Line Insurance Group plc, (United Kingdom)	297,936	297,936	—
First American Financial Corp.	359,444	359,444	—
Hannover Rueck SE, (Germany)	331,538	331,538	—
Hanover Insurance Group, Inc. (The)	345,410	345,410	—
Horace Mann Educators Corp.	340,775	340,775	—
Lincoln National Corp.	332,119	332,119	—
Manulife Financial Corp., (Canada)	317,534	317,534	—
Montpelier Re Holdings Ltd., (Bermuda)	338,989	338,989	—
Muenchener Rueckversicherungs AG, (Germany)	320,387	320,387	—
PartnerRe Ltd., (Bermuda)	335,501	335,501	—
Phoenix Group Holdings	328,174	328,174	—
Protective Life Corp.	29,335	29,335	—
Reinsurance Group of America, Inc.	338,601	338,601	—
SCOR SE, (France)	313,283	313,283	—
Suncorp Group Ltd., (Australia)	333,671	333,671	—
Symetra Financial Corp.	324,192	324,192	—
Talanx AG, (Germany)	311,356	311,356	—
Unum Group	311,680	311,680	—
Zurich Insurance Group A.G., (Switzerland)	320,676	320,676	—

	9,450,849	9,450,849	—

Thrifts & Mortgage Finance — 0.3%
Aareal Bank AG, (Germany)	320,123	320,123	—
Genworth MI Canada, Inc., (Canada)	290,610	290,610	—

	610,733	610,733	—

Total Financials	16,023,740	16,023,740	—

Health Care — 4.3%
Health Care Equipment & Supplies — 0.5%
Hill-Rom Holdings, Inc.	342,496	342,496	—
Smith & Nephew plc, (United Kingdom) (a)	324,616	324,616	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Health Care — continued
Health Care Equipment & Supplies — continued
Straumann Holding A.G., (Switzerland)	292,877	292,877	—

	959,989	959,989	—

Health Care Providers & Services — 2.2%
Chemed Corp.	320,519	320,519	—
Express Scripts Holding Co.	346,381	346,381	—
Health Net Inc.	335,753	335,753	—
Humana, Inc.	344,487	344,487	—
McKesson Corp.	335,423	335,423	—
MEDNAX, Inc.	367,026	367,026	—
PharMerica Corp.	379,454	379,454	—
Quest Diagnostics, Inc.	319,965	319,965	—

Select Medical Holdings Corp.	383,817	383,817	—
Universal Health Services, Inc.	316,316	316,316	—
WellPoint, Inc.	342,316	342,316	—

	3,791,457	3,791,457	—

Life Sciences Tools & Services — 0.1%
Lonza Group A.G., (Switzerland) (a)	293,216	293,216	—

Pharmaceuticals — 1.5%
AstraZeneca plc, (United Kingdom)	328,088	328,088	—
Kaken Pharmaceutical Co., Ltd., (Japan)	346,245	346,245	—
Kissei Pharmaceutical Co., Ltd., (Japan)	268,751	268,751	—
Merck KGaA, (Germany)	320,075	320,075	—
Mitsubishi Tanabe Pharma Corp., (Japan)	322,870	322,870	—
Recordati SpA, (Italy)	339,920	339,920	—
Roche Holding A.G., (Switzerland)	320,653	320,653	—
Shionogi & Co. Ltd., (Japan)	332,617	332,617	—

	2,579,219	2,579,219	—

Total Health Care	7,623,881	7,623,881	—

Industrials — 7.6%
Aerospace & Defense — 0.8%
Cobham plc, (United Kingdom)	327,492	327,492	—
Engility Holdings, Inc.	369,101	369,101	—
Northrop Grumman Corp.	342,003	342,003	—
Safran SA, (France)	320,154	320,154	—

	1,358,750	1,358,750	—

Air Freight & Logistics — 0.3%
bpost S.A., (Belgium)	337,424	337,424	—
Royal Mail plc, (United Kingdom)	315,028	315,028	—

	652,452	652,452	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Airlines — 1.3%
Alaska Air Group, Inc.	324,064	324,064	—
Delta Air Lines, Inc.	369,674	369,674	—
Deutsche Lufthansa AG, (Germany)	308,347	308,347	—
easyJet plc, (United Kingdom)	339,800	339,800	—
Hawaiian Holdings, Inc.	325,923	325,923	—
JetBlue Airways Corp.	359,656	359,656	—
Southwest Airlines Co.	337,766	337,766	—

	2,365,230	2,365,230	—

Building Products — 0.2%
Sanwa Holdings Corp., (Japan)	320,199	320,199	—

Commercial Services & Supplies — 1.4%
ACCO Brands Corp.	126,742	126,742	—
ADT Corp. (The)	325,965	325,965	—
Deluxe Corp.	352,640	352,640	—
Downer EDI Ltd., (Australia)	346,602	346,602	—
Mitie Group plc, (United Kingdom)	332,213	332,213	—
Pitney Bowes, Inc.	321,620	321,620	—
Steelcase, Inc.	104,548	104,548	—
Transfield Services Ltd., (Australia)	332,989	332,989	—
West Corp.	289,856	289,856	—

	2,533,175	2,533,175	—

Construction & Engineering — 1.2%
Abengoa SA, (Spain)	263,148	263,148	—
COMSYS Holdings Corp., (Japan)	324,724	324,724	—
Eiffage SA, (France)	308,597	308,597	—
Galliford Try plc, (United Kingdom)	328,049	328,049	—
Indus Holding AG, (Germany)	301,110	301,110	—
Koninklijke Boskalis Westminster N.V., (Netherlands)	303,683	303,683	—
Kyowa Exeo Corp., (Japan)	297,302	297,302	—
Mota-Engil Africa SGPS, S.A., (Portugal) (a)	1,790	1,790	—
Nippo Corp., (Japan)	304,963	304,963	—
Takeuchi MFG Co. Ltd., (Japan)	340,263	340,263	—

	2,773,629	2,773,629	—

Electrical Equipment — 0.1%
Fuji Electric Co., Ltd., (Japan)	289,980	289,980	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Industrials — continued
Machinery — 1.0%
Duerr AG, (Germany)	314,151	314,151	—
Hino Motors Ltd., (Japan)	323,342	323,342	—
Hyster-Yale Materials Handling, Inc.	353,597	353,597	—
Joy Global, Inc.	306,780	306,780	—
Oshkosh Corp.	324,779	324,779	—
Tsubakimoto Chain Co., (Japan)	301,723	301,723	—
Wabash National Corp.	247,900	247,900	—

	2,172,272	2,172,272	—

Professional Services — 0.5%
Korn/Ferry International	363,956	363,956	—
Teleperformance, (France)	327,828	327,828	—

USG People N.V., (Netherlands)	277,091	277,091	—

	968,875	968,875	—

Road & Rail — 0.2%
TransForce, Inc., (Canada)	324,323	324,323	—

Trading Companies & Distributors — 0.4%
Finning International, Inc., (Canada)	296,977	296,977	—
GATX Corp.	340,395	340,395	—
Russel Metals, Inc., (Canada)	300,300	300,300	—

	937,672	937,672	—

Transportation Infrastructure — 0.2%
Atlantia SpA, (Italy)	319,015	319,015	—

Total Industrials	15,015,572	15,015,572	—

Information Technology — 10.1%
Communications Equipment — 0.9%
ARRIS Group, Inc.	345,590	345,590	—
Brocade Communications Systems, Inc. (a)	318,842	318,842	—
Harris Corp.	335,472	335,472	—
Hitachi Kokusai Electric, Inc., (Japan)	336,835	336,835	—
Pace plc, (United Kingdom)	307,307	307,307	—

	1,644,046	1,644,046	—

Electronic Equipment, Instruments & Components — 3.2%
Alps Electric Co., Ltd., (Japan)	320,993	320,993	—
Arrow Electronics, Inc.	330,641	330,641	—
Benchmark Electronics, Inc.	340,690	340,690	—
CDW Corp.	324,406	324,406	—
Corning, Inc.	341,365	341,365	—
Flextronics International Ltd., (Singapore) (a)	339,234	339,234	—
Hitachi High-Technologies Corp., (Japan)	332,037	332,037	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Electronic Equipment, Instruments & Components — continued
Ingram Micro, Inc.	335,768	335,768	—
Insight Enterprises, Inc.	320,548	320,548	—
Iriso Electronics Co., Ltd., (Japan)	285,965	285,965	—
Japan Aviation Electronics Industry Ltd., (Japan)	286,312	286,312	—
Newport Corp.	269,584	269,584	—
Oki Electric Industry Co. Ltd., (Japan)	316,332	316,332	—
Plexus Corp.	360,489	360,489	—
Sanmina Corp.	386,880	386,880	—
TE Connectivity Ltd., (Switzerland) (a)	338,721	338,721	—
Tech Data Corp.	329,714	329,714	—
Vishay Intertechnology, Inc.	302,773	302,773	—

	5,862,452	5,862,452	—

IT Services — 1.8%
Broadridge Financial Solutions, Inc.	276,539	276,539	—
Cap Gemini SA, (France)	298,921	298,921	—
Computer Sciences Corp.	277,417	277,417	—
Convergys Corp.	363,463	363,463	—
CSG Systems International, Inc.	321,699	321,699	—
DH Corp., (Canada)	229,981	229,981	—
DST Systems, Inc.	368,635	368,635	—
Fujitsu Ltd., (Japan)	307,579	307,579	—
IT Holdings Corp., (Japan)	294,859	294,859	—
SCSK Corp., (Japan)	316,060	316,060	—
Western Union Co. (The)	341,710	341,710	—
Xerox Corp.	322,173	322,173	—

	3,719,036	3,719,036	—

Semiconductors & Semiconductor Equipment — 1.7%
ASM INTERNATIONAL NV, (Netherlands)	356,685	356,685	—
Avago Technologies Ltd., (Singapore)	321,713	321,713	—
Cirrus Logic, Inc.	297,992	297,992	—
First Solar, Inc.	289,611	289,611	—
Intel Corp.	261,367	261,367	—
Intersil Corp.	305,351	305,351	—
Lam Research Corp. (a)	338,691	338,691	—
Micron Technology, Inc.	313,329	313,329	—
MKS Instruments, Inc.	351,260	351,260	—
NVIDIA Corp. (a)	336,889	336,889	—
OmniVision Technologies, Inc.	21,986	21,986	—
Skyworks Solutions, Inc.	341,869	341,869	—

	3,536,743	3,536,743	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Information Technology — continued
Software — 0.9%
Activision Blizzard, Inc.	308,327	308,327	—
Ebix, Inc.	343,601	343,601	—
Open Text Corp., (Canada)	265,614	265,614	—
Playtech plc (United Kingdom)	311,135	311,135	—
Take-Two Interactive Software, Inc.	376,172	376,172	—
UBISOFT Entertainment, (France)	352,979	352,979	—

	1,957,828	1,957,828	—

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	345,168	345,168	—
Brother Industries Ltd., (Japan)	305,831	305,831	—
Hewlett-Packard Co. (a)	328,553	328,553	—
Lexmark International, Inc.	326,333	326,333	—
NetApp, Inc.	327,634	327,634	—
SanDisk Corp.	313,580	313,580	—
Seagate Technology plc, (Ireland)	356,623	356,623	—
Seiko Epson Corp., (Japan)	321,736	321,736	—
Western Digital Corp.	329,343	329,343	—

	2,954,801	2,954,801	—

Total Information Technology	19,674,906	19,674,906	—

Materials — 4.0%
Chemicals — 1.6%
A Schulman, Inc.	207,361	207,361	—
ADEKA Corp., (Japan)	305,934	305,934	—
Asahi Kasei Corp., (Japan)	321,175	321,175	—
Celanese Corp.	327,537	327,537	—
CF Industries Holdings, Inc.	295,620	295,620	—
Daicel Corp., (Japan)	329,437	329,437	—
Dow Chemical Co. (The)	307,120	307,120	—
LyondellBasell Industries N.V.	277,272	277,272	—
Olin Corp.	307,654	307,654	—
Potash Corp of Saskatchewan, Inc., (Canada)	315,734	315,734	—
Tosoh Corp., (Japan)	333,372	333,372	—

	3,328,216	3,328,216	—

Construction Materials — 0.3%
Adelaide Brighton Ltd., (Australia)	332,365	332,365	—
CSR Ltd., (Australia)	272,177	272,177	—

	604,542	604,542	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Containers & Packaging — 0.3%
Smurfit Kappa Group plc, (Ireland)	254,091	254,091	—
Sonoco Products Co.	333,663	333,663	—

	587,754	587,754	—

Metals & Mining — 1.2%
Centerra Gold, Inc., (Canada)	274,724	274,724	—
Compass Minerals International, Inc.	327,640	327,640	—
Kobe Steel Ltd, (Japan)	310,038	310,038	—
Mitsubishi Materials Corp., (Japan)	323,686	323,686	—
Sherritt International Corp., (Canada)	285,006	285,006	—
Steel Dynamics, Inc.	327,985	327,985	—
Sumitomo Metal Mining Co. Ltd., (Japan)	310,011	310,011	—
Western Areas Ltd., (Australia)	318,800	318,800	—

	2,477,890	2,477,890	—

Paper & Forest Products — 0.6%
Mondi plc, (South Africa)	328,508	328,508	—
Neenah Paper, Inc.	366,914	366,914	—
Stora Enso OYJ, (Finland)	322,155	322,155	—

	1,017,577	1,017,577	—

Total Materials	8,015,979	8,015,979	—

Telecommunication Services — 1.1%
Diversified Telecommunication Services — 0.7%
Belgacom S.A., (Belgium)	281,936	281,936	—
CenturyLink, Inc.	325,037	325,037	—
Elisa OYJ, (Finland)	335,091	335,091	—
iiNET Ltd., (Australia)	311,569	311,569	—
Verizon Communications, Inc.	264,416	264,416	—

	1,518,049	1,518,049	—

Wireless Telecommunication Services — 0.4%
Freenet AG, (Germany)	324,245	324,245	—
KDDI Corp., (Japan)	340,908	340,908	—

	665,153	665,153	—

Total Telecommunication Services	2,183,202	2,183,202	—

Utilities — 2.9%
Electric Utilities — 1.2%
American Electric Power Co., Inc.	292,400	292,400	—
EDP — Energias de Portugal SA, (Portugal)	323,163	323,163	—
Empire District Electric Co. (The)	307,237	307,237	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Utilities — continued
Electric Utilities — continued
Enel SpA, (Italy)	310,487	310,487	—
Iberdrola SA, (Spain)	317,456	317,456	—
IDACORP, Inc.	308,120	308,120	—
Red Electrica Corp. SA, (Spain)	327,871	327,871	—
SSE plc, (United Kingdom)	326,902	326,902	—

	2,513,636	2,513,636	—

Gas Utilities — 0.7%
AGL Resources, Inc.	275,588	275,588	—
Enagas SA, (Spain)	274,946	274,946	—
Gas Natural SDG SA, (Spain)	314,849	314,849	—
Snam SpA, (Italy)	315,747	315,747	—
Superior Plus Corp., (Canada)	104,425	104,425	—
Tokyo Gas Co. Ltd., (Japan)	322,641	322,641	—

	1,608,196	1,608,196	—

Independent Power and Renewable Electricity Producers — 0.0%
Capital Power Corp., (Canada)	113,232	113,232	—

Multi-Utilities — 1.0%
Ameren Corp.	292,188	292,188	—
Hera SpA, (Italy)	267,275	267,275	—
Iren SpA, (Italy)	187,067	187,067	—
National Grid plc, (United Kingdom)	327,609	327,609	—
Public Service Enterprise Group, Inc.	350,350	350,350	—
SCANA Corp.	291,301	291,301	—
Vectren Corp.	297,120	297,120	—
Westar Energy, Inc.	289,247	289,247	—

	2,302,157	2,302,157	—

Total Utilities	6,537,221	6,537,221	—

Total Long Positions of Total Return Basket Swap	110,997,725	110,997,725	—

Short Positions
Common Stocks
Consumer Discretionary — 9.4%
Auto Components — 0.2%
American Axle & Manufacturing Holdings, Inc.	365,124	365,124	—

Hotels, Restaurants & Leisure — 2.3%
Accor SA, (France)	311,169	311,169	—
Autogrill SpA, (Italy) (a)	277,420	277,420	—
Belmond Ltd., (Bermuda)	176,484	176,484	—
Bob Evans Farms, Inc. DE	295,201	295,201	—
Boyd Gaming Corp.	379,129	379,129	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Hotels, Restaurants & Leisure — continued
Choice Hotels International, Inc.	339,939	339,939	—
Crown Resorts Ltd., (Australia)	339,541	339,541	—
HIS Co Ltd., (Japan)	318,718	318,718	—
InterContinental Hotels Group plc, (United Kingdom)	325,413	325,413	—
Krispy Kreme Doughnuts, Inc.	362,129	362,129	—
McDonald’s Holdings Co., Japan Ltd., (Japan)	319,644	319,644	—
Panera Bread Co.	273,657	273,657	—
Penn National Gaming, Inc.	393	393	—
Starbucks Corp.	271,034	271,034	—
Wynn Resorts Ltd.	331,567	331,567	—

	4,321,438	4,321,438	—

Household Durables — 0.2%
Tempur Sealy International, Inc.	307,891	307,891	—

Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (a)	311,875	311,875	—
HomeAway, Inc.	277,280	277,280	—
Netflix, Inc.	328,748	328,748	—
Ocado Group plc, (United Kingdom)	311,529	311,529	—
Rakuten, Inc., (Japan)	324,498	324,498	—
Start Today Co. Ltd., (Japan)	264,745	264,745	—
Yoox SpA, (Italy)	271,069	271,069	—

	2,089,744	2,089,744	—

Media — 1.5%
AMC Networks, Inc.	347,464	347,464	—
Atresmedia Corp de Medios de Comunicacion SA, (Spain)	308,822	308,822	—
Charter Communications, Inc.	343,389	343,389	—
CyberAgent, Inc., (Japan)	359,448	359,448	—
JCDecaux SA, (France)	340,632	340,632	—
Mediaset SpA, (Italy)	290,433	290,433	—
Nexstar Broadcasting Group, Inc.	335,828	335,828	—
Sirius XM Holdings, Inc. (a)	321,988	321,988	—

	2,648,004	2,648,004	—

Multiline Retail — 0.5%
Don Quijote Holdings Co., Ltd., (Japan)	310,946	310,946	—
Isetan Mitsukoshi Holdings Ltd., (Japan)	274,178	274,178	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Consumer Discretionary — continued
Multiline Retail — continued
Marui Group Co. Ltd., (Japan)	324,686	324,686	—

	909,810	909,810	—

Specialty Retail — 2.8%
AutoCanada, Inc., (Canada)	304,599	304,599	—
Cabela’s, Inc.	266,223	266,223	—
CarMax, Inc.	324,334	324,334	—
Dufry A.G., (Switzerland)	312,800	312,800	—
Fast Retailing Co., Ltd., (Japan)	287,487	287,487	—
Five Below, Inc.	326,176	326,176	—
Hibbett Sports, Inc.	351,455	351,455	—
Inditex SA, (Spain)	336,370	336,370	—
L Brands, Inc.	351,585	351,585	—
Lumber Liquidators Holdings, Inc.	306,274	306,274	—
Restoration Hardware Holdings, Inc.	331,882	331,882	—
Sally Beauty Holdings, Inc.	346,180	346,180	—
Sports Direct International plc, (United Kingdom)	338,005	338,005	—
SuperGroup plc, (United Kingdom) (a)	299,554	299,554	—
Tile Shop Holdings, Inc.	317,795	317,795	—
Ulta Salon Cosmetics & Fragrance, Inc.	337,060	337,060	—
Urban Outfitters, Inc.	270,174	270,174	—

	5,407,953	5,407,953	—

Textiles, Apparel & Luxury Goods — 0.8%
Adidas AG, (Germany)	314,042	314,042	—
Asics Corp., (Japan)	283,176	283,176	—
Hermes International, (France)	82,677	82,677	—
Kate Spade & Co.	336,846	336,846	—
Lululemon Athletica, Inc., (Canada) (a)	326,119	326,119	—
Quiksilver, Inc.	299,637	299,637	—

	1,642,497	1,642,497	—

Total Consumer Discretionary	17,692,461	17,692,461	—

Consumer Staples — 3.8%
Beverages — 0.8%
Boston Beer Co., Inc. (The)	376,488	376,488	—
Coca-Cola Amatil Ltd., (Australia)	341,252	341,252	—
Diageo plc, (United Kingdom)	334,424	334,424	—
Remy Cointreau S.A., (France)	331,590	331,590	—

	1,383,754	1,383,754	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Food & Staples Retailing — 1.8%
Casey’s General Stores, Inc.	311,843	311,843	—
Distribuidora Internacional de Alimentacion SA, (Spain)	324,589	324,589	—
Fresh Market, Inc. (The)	282,740	282,740	—
Jeronimo Martins SGPS S.A., (Portugal)	267,042	267,042	—
Metro AG, (Germany) (a)	324,253	324,253	—
PriceSmart, Inc.	335,198	335,198	—
Sprouts Farmers Market, Inc.	322,888	322,888	—
SUPERVALU, Inc.	256,311	256,311	—
United Natural Foods, Inc.	364,383	364,383	—
Wesfarmers Ltd., (Australia)	342,286	342,286	—
Whole Foods Market, Inc.	278,378	278,378	—

	3,409,911	3,409,911	—

Food Products — 0.9%
Associated British Foods plc, (United Kingdom)	281,208	281,208	—
Barry Callebaut A.G., (Switzerland) (a)	313,984	313,984	—
Boulder Brands, Inc.	334,634	334,634	—
Corbion N.V., (Netherlands)	289,127	289,127	—
Darling Ingredients, Inc.	68,570	68,570	—
Kagome Co., Ltd., (Japan)	270,266	270,266	—
Kikkoman Corp., (Japan)	292,348	292,348	—
Yakult Honsha Co. Ltd., (Japan)	275,148	275,148	—

	2,125,285	2,125,285	—

Personal Products — 0.3%
Beiersdorf A.G., (Germany)	318,678	318,678	—
Estee Lauder Cos Inc. (The)	269,746	269,746	—

	588,424	588,424	—

Total Consumer Staples	7,507,374	7,507,374	—

Energy — 4.0%
Energy Equipment & Services — 0.4%
CGG SA, (France)	10,163	10,163	—
McDermott International, Inc.	320,824	320,824	—
Modec, Inc., (Japan)	294,122	294,122	—
Saipem SpA, (Italy)	305,784	305,784	—

	930,893	930,893	—

Oil, Gas & Consumable Fuels — 3.6%
Athabasca Oil Corp., (Canada)	302,703	302,703	—
Bellatrix Exploration Ltd., (Canada)	323,588	323,588	—
Bill Barrett Corp.	334,096	334,096	—
Cheniere Energy, Inc. (a)	307,050	307,050	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Energy — continued
Oil, Gas & Consumable Fuels — continued
Cobalt International Energy, Inc.	278,440	278,440	—
CONSOL Energy, Inc.	334,144	334,144	—
Goodrich Petroleum Corp.	4,837	4,837	—
Gulfport Energy Corp.	304,994	304,994	—
Matador Resources Co.	322,670	322,670	—
MEG Energy Corp., (Canada)	255,649	255,649	—
NuVista Energy Ltd., (Canada)	270,979	270,979	—
Oasis Petroleum, Inc.	326,714	326,714	—
Ophir Energy plc, (United Kingdom) (a)	270,096	270,096	—
Paramount Resources Ltd., (Canada) (a)	313,759	313,759	—
PDC Energy, Inc.	279,152	279,152	—
Penn Virginia Corp.	357,078	357,078	—
Rex Energy Corp.	328,355	328,355	—
Rosetta Resources, Inc.	324,092	324,092	—
Sanchez Energy Corp.	338,601	338,601	—
Santos Ltd., (Australia)	310,659	310,659	—
Talisman Energy, Inc., (Canada)	317,086	317,086	—
Tourmaline Oil Corp., (Canada)	321,345	321,345	—
Trilogy Energy Corp., (Canada)	305,876	305,876	—
Whitehaven Coal Ltd., (Australia)	62,207	62,207	—

	6,894,170	6,894,170	—

Total Energy	7,825,063	7,825,063	—

Financials — 7.4%
Banks — 1.5%
Banca Monte dei Paschi di Siena SpA, (Italy)	191,042	191,042	—
Banca Popolare dell’Emilia Romagna SC, (Italy)	262,892	262,892	—
Banco Espirito Santo SA, (Portugal)	5,404	5,404	—
Bank of Ireland, (Ireland)	331,616	331,616	—
Commerzbank AG, (Germany)	330,432	330,432	—
Home BancShares, Inc.	352,046	352,046	—
Investors Bancorp, Inc.	345,021	345,021	—
Lloyds Banking Group plc, (United Kingdom)	333,244	333,244	—
Signature Bank	349,945	349,945	—
SVB Financial Group	270,344	270,344	—

	2,771,986	2,771,986	—

Capital Markets — 1.4%
Artisan Partners Asset Management, Inc.	319,774	319,774	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Capital Markets — continued
Charles Schwab Corp. (The)	342,176	342,176	—
ICAP plc, (United Kingdom)	353,179	353,179	—
Julius Baer Group Ltd., (Switzerland) (a)	263,112	263,112	—
LPL Financial Holdings, Inc.	293,414	293,414	—
Partners Group Holding A.G., (Switzerland)	267,406	267,406	—
Platinum Asset Management Ltd., (Australia)	297,839	297,839	—
Schroders plc, (United Kingdom)	330,997	330,997	—
TD Ameritrade Holding Corp.	331,192	331,192	—

	2,799,089	2,799,089	—

Consumer Finance — 0.2%
AEON Financial Service Co., Ltd., (Japan)	319,014	319,014	—

Diversified Financial Services — 0.9%
Deutsche Boerse AG, (Germany)	337,379	337,379	—
Element Financial Corp., (Canada)	321,081	321,081	—
Intercontinental Exchange, Inc.	347,219	347,219	—
MarketAxess Holdings, Inc.	283,684	283,684	—
MSCI, Inc.	265,169	265,169	—
Onex Corp., (Canada)	275,620	275,620	—

	1,830,152	1,830,152	—

Insurance — 0.5%
QBE Insurance Group Ltd., (Australia)	323,741	323,741	—
RSA Insurance Group plc, (United Kingdom)	264,555	264,555	—
St James’s Place plc, (United Kingdom)	333,912	333,912	—

	922,208	922,208	—

Real Estate Management & Development — 2.6%
Aeon Mall Co. Ltd, (Japan)	303,021	303,021	—
Alexander & Baldwin, Inc.	361,351	361,351	—
Capital & Counties Properties plc, (United Kingdom)	333,500	333,500	—
Forest City Enterprises, Inc.	347,610	347,610	—
Forestar Group, Inc. (a)	263,163	263,163	—
Foxtons Group plc, (United Kingdom)	339,622	339,622	—
Howard Hughes Corp. (The)	323,204	323,204	—
Hulic Co. Ltd., (Japan)	337,132	337,132	—
Kennedy-Wilson Holdings, Inc.	371,431	371,431	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Financials — continued
Real Estate Management & Development — continued
Mitsubishi Estate Co., Ltd., (Japan)	298,651	298,651	—
Mitsui Fudosan Co., Ltd., (Japan)	281,037	281,037	—
Realogy Holdings Corp.	363,841	363,841	—
St Joe Co. (The)	310,536	310,536	—
Sumitomo Realty & Development Co., Ltd., (Japan)	328,070	328,070	—
Tokyo Tatemono Co. Ltd., (Japan)	344,937	344,937	—

	4,907,106	4,907,106	—

Thrifts & Mortgage Finance — 0.3%
Radian Group, Inc.	385,410	385,410	—
TFS Financial Corp.	278,287	278,287	—

	663,697	663,697	—

Total Financials	14,213,252	14,213,252	—

Health Care — 1.9%
Health Care Equipment & Supplies — 0.4%
Insulet Corp.	381,450	381,450	—
Olympus Corp., (Japan)	320,659	320,659	—

	702,109	702,109	—

Health Care Providers & Services — 0.2%
Brookdale Senior Living, Inc.	344,112	344,112	—
Premier, Inc.	80,112	80,112	—

	424,224	424,224	—

Health Care Technology — 0.6%
athenahealth, Inc.	332,097	332,097	—
HMS Holdings Corp.	405,433	405,433	—
M3, Inc., (Japan)	344,376	344,376	—

	1,081,906	1,081,906	—

Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc.	322,665	322,665	—
Eurofins Scientific SE, (Luxembourg)	335,835	335,835	—

	658,500	658,500	—

Pharmaceuticals — 0.3%
BTG plc, (United Kingdom)	297,946	297,946	—
Ono Pharmaceutical Co. Ltd., (Japan)	366,953	366,953	—

	664,899	664,899	—

Total Health Care	3,531,638	3,531,638	—

Industrials — 9.2%
Aerospace & Defense — 0.6%
AIRBUS GROUP N.V., (France)	314,117	314,117	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Aerospace & Defense — continued
DigitalGlobe, Inc.	326,069	326,069	—
Finmeccanica SpA, (Italy)	321,365	321,365	—

	961,551	961,551	—

Air Freight & Logistics — 0.6%
Bollore SA, (France)	272,846	272,846	—
Hub Group, Inc.	331,364	331,364	—
Panalpina Welttransport Holding A.G., (Switzerland)	333,070	333,070	—
Yamato Holdings Co. Ltd., (Japan)	298,285	298,285	—

	1,235,565	1,235,565	—

Airlines — 0.4%
International Consolidated Airlines Group SA, (United Kingdom)	371,517	371,517	—
Qantas Airways Ltd., (Australia)	384,275	384,275	—

	755,792	755,792	—

Building Products — 0.5%
Armstrong World Industries, Inc.	282,289	282,289	—
Asahi Glass Co., Ltd., (Japan)	307,679	307,679	—
USG Corp.	319,500	319,500	—

	909,468	909,468	—

Commercial Services & Supplies — 1.3%
Brambles Ltd., (Australia)	326,826	326,826	—
Clean Harbors, Inc. (a)	307,061	307,061	—
Copart, Inc.	287,149	287,149	—
Edenred, (France)	292,677	292,677	—
G4S plc, (United Kingdom)	325,683	325,683	—
Interface, Inc.	266,723	266,723	—
Regus plc, (Luxembourg)	304,937	304,937	—
Serco Group plc, (United Kingdom)	340,600	340,600	—
Stericycle, Inc.	291,564	291,564	—

	2,743,220	2,743,220	—

Construction & Engineering — 0.3%
Fomento de Construcciones y Contratas SA, (Spain)	80,080	80,080	—
OCI, (Netherlands)	373,812	373,812	—
SNC-Lavalin Group, Inc., (Canada)	302,679	302,679	—

	756,571	756,571	—

Electrical Equipment — 0.4%
ABB Ltd., (Switzerland)	319,988	319,988	—
Generac Holdings, Inc.	374,735	374,735	—

	694,723	694,723	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Industrials — continued
Industrial Conglomerates — 0.4%
Koninklijke Philips N.V., (Netherlands)	291,450	291,450	—
Rheinmetall AG, (Germany)	317,868	317,868	—
Smiths Group plc, (United Kingdom)	298,408	298,408	—

	907,726	907,726	—

Machinery — 1.1%
Andritz AG, (Austria)	299,910	299,910	—
Chart Industries, Inc.	265,987	265,987	—
Colfax Corp.	288,214	288,214	—
Melrose Industries plc, (United Kingdom)	283,871	283,871	—
Proto Labs, Inc.	313,711	313,711	—
Rotork plc, (United Kingdom)	300,248	300,248	—
Vallourec SA, (France)	268,146	268,146	—
Vossloh A.G., (Germany)	251,188	251,188	—
Zardoya Otis SA, (Spain)	311,033	311,033	—

	2,582,308	2,582,308	—

Professional Services — 1.3%
Advisory Board Co. (The)	318,209	318,209	—
Bureau Veritas S.A., (France)	365,257	365,257	—
DKSH Holding A.G., (Switzerland)	264,401	264,401	—
HIS, Inc.	344,216	344,216	—
Intertek Group plc, (United Kingdom)	278,681	278,681	—
Michael Page International plc, (United Kingdom)	329,430	329,430	—
SGS S.A., (Switzerland)	283,166	283,166	—
Verisk Analytics, Inc.	335,505	335,505	—

	2,518,865	2,518,865	—

Road & Rail — 1.9%
Aurizon Holdings Ltd., (Australia)	325,551	325,551	—
Avis Budget Group Inc	322,012	322,012	—
East Japan Railway Co., (Japan)	277,071	277,071	—
Genesee & Wyoming, Inc.	334,199	334,199	—
Hertz Global Holdings, Inc.	291,799	291,799	—
JB Hunt Transport Services, Inc.	288,129	288,129	—
Kansas City Southern	337,059	337,059	—
Keikyu Corp., (Japan)	335,446	335,446	—
Keio Corp., (Japan)	269,219	269,219	—
Kintetsu Corp, (Japan)	329,900	329,900	—
Odakyu Electric Railway Co. Ltd., (Japan)	267,990	267,990	—
Tokyu Corp., (Japan)	324,060	324,060	—

	3,702,435	3,702,435	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc.	295,599	295,599	—
Fastenal Co.	320,435	320,435	—

	616,034	616,034	—

Transportation Infrastructure — 0.1%
Qube Holdings Ltd., (Australia)	192,184	192,184	—

Total Industrials	18,576,442	18,576,442	—

Information Technology — 9.0%
Communications Equipment — 0.9%
Alcatel-Lucent, (France)	326,205	326,205	—
Ciena Corp.	332,736	332,736	—
Infinera Corp.	326,475	326,475	—
Palo Alto Networks, Inc.	362,022	362,022	—
ViaSat, Inc.	303,303	303,303	—

	1,650,741	1,650,741	—

Electronic Equipment, Instruments & Components — 0.7%
Keyence Corp., (Japan)	327,051	327,051	—
Nippon Electric Glass Co. Ltd., (Japan)	309,958	309,958	—
Shimadzu Corp., (Japan)	274,062	274,062	—
Yokogawa Electric Corp.	328,266	328,266	—

	1,239,337	1,239,337	—

Internet Software & Services — 2.7%
Benefitfocus, Inc.	305,309	305,309	—
Cornerstone OnDemand, Inc.	350,731	350,731	—
CoStar Group, Inc.	342,961	342,961	—
Cvent, Inc.	170,322	170,322	—
Demandware, Inc.	374,268	374,268	—
Equinix, Inc.	349,907	349,907	—
Internet Initiative, (Japan)	287,915	287,915	—
Kakaku.com, Inc., (Japan)	313,749	313,749	—
LinkedIn Corp.	363,588	363,588	—
Marketo, Inc.	307,114	307,114	—
Pandora Media, Inc.	315,806	315,806	—
Rackspace Hosting, Inc.	317,544	317,544	—
SPS Commerce, Inc.	299,254	299,254	—
Yahoo Japan Corp., (Japan)	306,785	306,785	—
Yahoo!, Inc.	339,435	339,435	—
Zillow, Inc.	328,038	328,038	—

	5,072,726	5,072,726	—

IT Services — 0.2%
Masonite International Corp.	323,982	323,982	—

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc. (a)	266,778	266,778	—
Advantest Corp., (Japan)	294,004	294,004	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Information Technology — continued
Semiconductors & Semiconductor Equipment — continued
ARM Holdings plc, (United Kingdom) (a)	317,069	317,069	—
ASML Holding N.V., (Netherlands)	331,444	331,444	—
Cavium, Inc.	340,904	340,904	—
Imagination Technologies Group plc, (United Kingdom)	261,698	261,698	—
SunEdison, Inc.	332,997	332,997	—
Ultratech, Inc.	275,185	275,185	—

	2,420,079	2,420,079	—

Software — 3.3%
FireEye, Inc.	365,936	365,936	—
FleetMatics Group plc, (Netherlands)	407,389	407,389	—
Fortinet, Inc.	277,094	277,094	—
Guidewire Software, Inc.	315,771	315,771	—
Imperva, Inc.	467,591	467,591	—
Interactive Intelligence Group, Inc.	378,793	378,793	—
Interxion Holding N.V. (Netherlands)	269,900	269,900	—
Konami Corp., (Japan)	313,661	313,661	—
NetSuite, Inc.	331,739	331,739	—
Nintendo Co., Ltd., (Japan)	318,095	318,095	—
Proofpoint, Inc.	398,782	398,782	—
QLIK Technologies, Inc.	351,597	351,597	—
RealPage, Inc.	350,745	350,745	—
Sage Group plc (The), (United Kingdom)	334,235	334,235	—
Salesforce.com, Inc.	304,272	304,272	—
ServiceNow, Inc.	381,767	381,767	—
Tyler Technologies, Inc.	332,179	332,179	—
Workday, Inc.	385,166	385,166	—

	6,284,712	6,284,712	—

Total Information Technology	16,991,577	16,991,577	—

Materials — 4.8%
Chemicals — 1.4%
Air Liquide SA, (France)	326,748	326,748	—
Chemtura Corp.	325,361	325,361	—
FMC Corp.	329,476	329,476	—
Intrepid Potash, Inc. (a)	294,784	294,784	—
LANXESS AG, (Germany)	144,246	144,246	—
Linde AG, (Germany)	317,354	317,354	—
Mitsui Chemicals, Inc., (Japan)	337,218	337,218	—
Syngenta AG, (Switzerland)	323,134	323,134	—

	2,398,321	2,398,321	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Construction Materials — 0.3%
Headwaters, Inc.	273,215	273,215	—
Vulcan Materials Co.	333,481	333,481	—

	606,696	606,696	—

Containers & Packaging — 0.2%
Toyo Seikan Group Holdings Ltd., (Japan)	310,008	310,008	—

Metals & Mining — 2.9%
Alumina Ltd., (Australia) (a)	308,336	308,336	—
Barrick Gold Corp., (Canada)	262,376	262,376	—
BlueScope Steel Ltd., (Australia)	314,996	314,996	—
Carpenter Technology Corp.	367,067	367,067	—
Daido Steel Co., Ltd., (Japan)	308,070	308,070	—
Detour Gold Corp., (Canada) (a)	241,361	241,361	—
Eldorado Gold Corp., (Canada)	260,791	260,791	—
First Majestic Silver Corp., (Canada)	212,579	212,579	—
Franco-Nevada Corp, (Canada)	311,537	311,537	—
Fresnillo plc, (Mexico)	299,824	299,824	—
Hecla Mining Co.	274,447	274,447	—
Iluka Resources Ltd., (Australia)	306,884	306,884	—
Kinross Gold Corp., (Canada) (a)	209,286	209,286	—
Lonmin plc, (United Kingdom) (a)	317,062	317,062	—
New Gold, Inc., (Canada) (a)	233,225	233,225	—
Newcrest Mining Ltd., (Australia)	304,361	304,361	—
Newmont Mining Corp.	262,640	262,640	—
Randgold Resources Ltd., (Jersey)	283,888	283,888	—
Salzgitter AG, (Germany)	292,246	292,246	—
Silver Wheaton Corp., (Canada)	281,635	281,635	—
ThyssenKrupp AG, (Germany) (a)	306,972	306,972	—
Yamana Gold, Inc., (Canada)	216,004	216,004	—

	6,175,587	6,175,587	—

Total Materials	9,490,612	9,490,612	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	274,235	274,235	—
Iliad S.A., (France)	333,042	333,042	—
Inmarsat plc, (United Kingdom)	314,088	314,088	—
Telefonica Deutschland Holding AG, (Germany) (a)	328,287	328,287	—

	1,249,652	1,249,652	—

Wireless Telecommunication Services — 0.2%
SBA Communications Corp. (a)	272,288	272,288	—
Telephone & Data Systems, Inc.	173,916	173,916	—
United States Cellular Corp.	68,105	68,105	—

	514,309	514,309	—

Total Telecommunication Services	1,763,961	1,763,961	—

Utilities — 2.7%
Electric Utilities — 0.9%
Chubu Electric Power Co., Inc., (Japan) (a)	335,302	335,302	—
Chugoku Electric Power Co., Inc (The), (Japan)	327,498	327,498	—
ITC Holdings Corp.	297,669	297,669	—
Kansai Electric Power Co., Inc. (The), (Japan) (a)	335,604	335,604	—
Kyushu Electric Power Co., Inc, (Japan)	326,610	326,610	—

	1,622,683	1,622,683	—

Gas Utilities — 0.4%
National Fuel Gas Co.	323,235	323,235	—
South Jersey Industries, Inc.	328,325	328,325	—

	651,560	651,560	—

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp.	80,623	80,623	—
EDP Renovaveis S.A., (Spain)	318,664	318,664	—
Enel Green Power SpA, (Italy)	316,354	316,354	—

	715,641	715,641	—

Multi-Utilities — 0.6%
Atco Ltd, (Canada)	327,332	327,332	—
Canadian Utilities Ltd., (Canada)	266,313	266,313	—
MDU Resources Group, Inc.	329,001	329,001	—
RWE A.G., (Germany)	281,648	281,648	—

	1,204,294	1,204,294	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Water Utilities — 0.4%
Pennon Group plc, (United Kingdom)	340,578	340,578	—
Severn Trent plc, (United Kingdom)	345,451	345,451	—

	686,029	686,029	—

Total Utilities	4,880,207	4,880,207	—

Total Short Positions of Total Return Basket Swap	$102,472,587	102,472,587	—

Total of Long and Short Positions of Total Return Basket Swap	8,525,138	8,525,138	—

Cash and Other Receivables(4)			810,286
Financing Costs			(63,313)
Net Dividends			43,027

Net Swap Contract, at value			$790,000

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2014

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions
Common Stocks
Consumer Discretionary — 5.4%
Hotels, Restaurants & Leisure — 2.2%
Club Mediterranee S.A., (France) (a)	337,890	337,890	—
International Game Technology	1,720,344	1,720,344	—
Tim Hortons Inc., (Canada)	2,114,689	2,114,689	—

	4,172,923	4,172,923	—

Media — 2.2%
DIRECTV	1,703,514	1,703,514	—
Havas SA, (France)	258,650	258,650	—
Perform Group plc, (United Kingdom)	194,123	194,123	—
Time Warner Cable, Inc.	2,123,357	2,123,357	—

	4,279,644	4,279,644	—

Multiline Retail — 1.0%
Family Dollar Stores, Inc.	2,005,320	2,005,320	—

Total Consumer Discretionary	10,457,887	10,457,887	—

Consumer Staples — 1.0%
Tobacco — 1.0%
Lorillard, Inc.	1,846,230	1,846,230	—

Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Kinder Morgan Management LLC	2,119,053	2,119,053	—

Health Care — 2.4%
Health Care Equipment & Supplies — 1.9%
CareFusion Corp.	1,811,286	1,811,286	—
Covidien plc, (Ireland)	1,771,613	1,771,613	—
TORNIER N.V., (Netherlands)	154,787	154,787	—

	3,737,686	3,737,686	—

Pharmaceuticals — 0.5%
Allergan, Inc.	896,133	896,133	—

Total Health Care	4,633,819	4,633,819	—

Information Technology — 4.8%
Internet Software & Services — 1.4%
Conversant, Inc.	2,133,894	2,133,894	—
Trulia, Inc.	645,543	645,543	—

	2,779,437	2,779,437	—

Semiconductors & Semiconductor Equipment — 3.0%
CSR plc, (United Kingdom)	1,490,355	1,490,355	—
Tokyo Electron Ltd., (Japan)	1,850,033	1,850,033	—
TriQuint Semiconductor, Inc. (a)	2,353,863	2,353,863	—

	5,694,251	5,694,251	—

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Software — 0.4%
Compuware Corp.	813,705	813,705	—
Covisint Corp.	32,484	32,484	—

	846,189	846,189	—

Total Information Technology	9,319,877	9,319,877	—

Materials — 2.2%
Chemicals — 1.1%
Rockwood Holdings, Inc.	2,108,565	2,108,565	—

Construction Materials — 1.1%
Lafarge S.A., (France)	2,020,090	2,020,090	—

Total Materials	4,128,655	4,128,655	—

Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
tw telecom, Inc. (a)	2,184,603	2,184,603	—
Ziggo N.V., (Netherlands) (a)	71,913	71,913	—

	2,256,516	2,256,516	—

Total Telecommunication Services	2,256,516	2,256,516	—

Utilities — 1.2%
Multi-Utilities— 1.2%
Integrys Energy Group, Inc.	2,305,410	2,305,410	—

Total Long Positions of Total Return Basket Swap	37,067,447	37,067,447	—

Short Positions
Common Stocks
Consumer Discretionary — 1.2%
Media — 1.2%
Comcast Corp.	2,312,966	2,312,966	—
Liberty Global plc, (United Kingdom) (a)	51,561	51,561	—

	2,364,527	2,364,527	—

Total Consumer Discretionary	2,364,527	2,364,527	—

Consumer Staples — 0.3%
Tobacco — 0.3%
Reynolds American, Inc.	542,284	542,284	—

Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Kinder Morgan, Inc.	2,088,368	2,088,368	—

Financials — 0.3%
Banks — 0.3%
Banco Santander SA, (Spain)	585,403	585,403	—

	585,403	585,403	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2014 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Financials — continued
Insurance — 0.0%
Helvetia Holding A.G., (Switzerland)	77,854	77,854	—

Total Financials	663,257	663,257	—

Health Care — 1.3%
Health Care Equipment & Supplies — 0.9%
Becton Dickinson and Co.	312,484	312,484	—
Medtronic, Inc. (a)	1,235,468	1,235,468	—
Wright Medical Group, Inc.	168,124	168,124	—

	1,716,076	1,716,076	—

Health Care Providers & Services — 0.1%
Kindred Healthcare, Inc.	208,691	208,691	—

Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Inc. (a)	520,320	520,320	—

Total Health Care	2,445,087	2,445,087	—

Information Technology — 3.0%
Semiconductors & Semiconductor Equipment — 2.5%
Applied Materials, Inc.	2,458,595	2,458,595	—
RF Micro Devices, Inc.	2,347,980	2,347,980	—

	4,806,575	4,806,575	—

Software — 0.5%
Activision Blizzard Inc (a)	982,790	982,790	—

Total Information Technology	5,789,365	5,789,365	—

Materials — 1.5%
Chemicals — 0.4%
Albemarle Corp.	760,983	760,983	—

Construction Materials — 1.1%
Holcim Ltd., (Switzerland) (a)	2,045,527	2,045,527	—

Total Materials	2,806,510	2,806,510	—

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Level 3 Communications, Inc.	1,657,330	1,657,330	—

Utilities — 0.9%
Multi-Utilities — 0.9%
Wisconsin Energy Corp.	1,757,120	1,757,120	—

Total Short Positions of Total Return Basket Swap	$20,113,848	20,113,848	—

Total of Long and Short Positions of Total Return Basket Swap	16,953,599	16,953,599	—

Cash and Other Receivables(4)			(695,277)
Financing Costs			(17,753)
Net Dividends			(22,211)

Net Swap Contract, at value			$(735,241)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value as of the reset date of the long and short positions.
(2)	Current value represents market value as of October 31, 2014 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	Value represents the unrealized gain (loss) of the positions and was zero at October 31, 2014 as the swap resets on that day.
(4)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap and reflected in the Consolidated Statement of Operations when cash is settled with the counterparty.
(a)	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN FUNDS	31

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$76,121,735
Investments in affiliates, at value	92,064,842

Total investment securities, at value	168,186,577
Restricted cash	570,000
Cash	19,716,422
Foreign currency, at value	1,305,331
Deposits at broker for futures contracts	3,660,000
Receivables:
Fund shares sold	240,178
Interest and dividends from non-affiliates	259,857
Dividends from affiliates	2,358
Tax reclaims	177
Unrealized appreciation on forward foreign currency exchange contracts	859,480
Outstanding swap contracts, at value	790,000

Total Assets	195,590,380

LIABILITIES:
Payables:
Due to broker	531,081
Investment securities purchased	2,486
Fund shares redeemed	3,954
Variation margin on futures contracts	392,863
Unrealized depreciation on forward foreign currency exchange contracts	571,094
Outstanding swap contracts, at value	735,241
Accrued liabilities:
Investment advisory fees	66,971
Administration fees	8,302
Shareholder servicing fees	40,353
Distribution fees	12,874
Custodian and accounting fees	104,639
Trustees’ and Chief Compliance Officer’s fees	11,496
Other	154,199

Total Liabilities	2,635,553

Net Assets	$192,954,827

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Systematic Alpha Fund
NET ASSETS :
Paid-in-Capital	$191,336,429
Accumulated undistributed (distributions in excess of) net investment income	677,764
Accumulated net realized gains (losses)	42,083
Net unrealized appreciation (depreciation)	898,551

Total Net Assets	$192,954,827

Net Assets:
Class A	$61,579,047
Class C	53,974
Class R6	54,788
Select Class	131,267,018

Total	$192,954,827

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,061,534
Class C	3,575
Class R6	3,601
Select Class	8,640,693

Net Asset Value: (a)
Class A — Redemption price per share	$15.16
Class C — Offering price per share (b)	15.10
Class R6 — Offering and redemption price per share	15.21
Select Class — Offering and redemption price per share	15.19
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.87

Cost of investments in non-affiliates	$75,496,965
Cost of investments in affiliates	92,064,842
Cost of foreign currency	1,308,975

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	33

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2014

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,656
Dividend income from affiliates	18,405
Interest income from non-affiliates	48,587
Foreign taxes withheld	(1,007)

Total investment income	202,641

EXPENSES:
Investment advisory fees	247,832
Administration fees	25,960
Distribution fees:
Class A	15,418
Class C	397
Shareholder servicing fees:
Class A	15,418
Class C	132
Select Class	60,983
Custodian and accounting fees	153,735
Professional fees	170,103
Trustees’ and Chief Compliance Officer’s fees	10,316
Printing and mailing costs	16,025
Registration and filing fees	70,435
Transfer agent fees	6,418
Offering costs	22,466
Other	16,906

Total expenses	832,544

Less amounts waived	(181,740)
Less expense reimbursements	(329,669)

Net expenses	321,135

Net investment income (loss)	(118,494)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	78,245
Investment in affiliates	(15,314)
Futures	16,684
Foreign currency transactions	(69,361)
Swaps	543,587

Net realized gains (losses)	553,841

Distributions of capital gains received from investment company affiliates	56

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	588,390
Futures	(135,035)
Foreign currency translations	313,231
Swaps	(90,839)

Change in net unrealized appreciation/depreciation	675,747

Net realized/unrealized gains (losses)	1,229,644

Change in net assets resulting from operations	$1,111,150

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2014

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(118,494)	$37,971
Net realized gain (loss)	553,841	160,125
Distributions of capital gains received from investment company affiliates	56	—
Change in net unrealized appreciation/depreciation	675,747	222,804

Change in net assets resulting from operations	1,111,150	420,900

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,729)	—
Class C
From net investment income	(3,507)	—
Class R6
From net investment income	(3,886)	—
Select Class
From net investment income	(756,736)	—

Total distributions to shareholders	(767,858)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	182,190,635	10,000,000

NET ASSETS:
Change in net assets	182,533,927	10,420,900
Beginning of period	10,420,900	—

End of period	$192,954,827	$10,420,900

Accumulated undistributed (distributed in excess of) net investment income	$677,764	$490,318

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	35

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$62,934,444	$50,000
Distributions reinvested	3,729	—
Cost of shares redeemed	(1,618,892)	—

Change in net assets resulting from Class A capital transactions	$61,319,281	$50,000

Class C
Proceeds from shares issued	$—	$50,000
Distributions reinvested	3,507	—

Change in net assets resulting from Class C capital transactions	$3,507	$50,000

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	3,886	—

Change in net assets resulting from Class R6 capital transactions	$3,886	$50,000

Select Class
Proceeds from shares issued	$131,098,675	$9,850,000
Distributions reinvested	756,736	—
Cost of shares redeemed	(10,991,450)	—

Change in net assets resulting from Select Class capital transactions	$120,863,961	$9,850,000

Total change in net assets resulting from capital transactions	$182,190,635	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	4,166,222	3,333
Reinvested	257	—
Redeemed	(108,278)	—

Change in Class A Shares	4,058,201	3,333

Class C
Issued	—	3,333
Reinvested	242	—

Change in Class C Shares	242	3,333

Class R6
Issued	—	3,333
Reinvested	268	—

Change in Class R6 Shares	268	3,333

Select Class
Issued	8,656,839	656,667
Reinvested	52,225	—
Redeemed	(725,038)	—

Change in Select Class Shares	7,984,026	656,667

(a)	Commencement of operations was February 12, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2014	J.P. MORGAN FUNDS	37

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Systematic Alpha Fund
Class A
Year Ended October 31, 2014	$15.60	$(0.11	)(g)(h)	$0.79	$0.68	$(1.12)
February 12, 2013(j) through October 31, 2013	15.00	0.03		0.57	0.60	—
Class C
Year Ended October 31, 2014	15.55	(0.12	)(g)(h)	0.72	0.60	(1.05)
February 12, 2013(j) through October 31, 2013	15.00	(0.02)		0.57	0.55	—
Class R6
Year Ended October 31, 2014	15.64	0.01	(g)(h)	0.73	0.74	(1.17)
February 12, 2013(j) through October 31, 2013	15.00	0.07		0.57	0.64	—
Select Class
Year Ended October 31, 2014	15.63	(0.05	)(g)(h)	0.76	0.71	(1.15)
February 12, 2013(j) through October 31, 2013	15.00	0.06		0.57	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(j)	Commencement of operations.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(f)

$15.16	4.68%	$61,579,047	1.24%		(0.71	)%(h)	1.66	%(i)	113%
15.60	4.00	52,013	1.30	(e)	0.28	(e)	6.93	(e)	112

15.10	4.16	53,974	1.77		(0.80	)(h)	5.85	(i)	113
15.55	3.67	51,827	1.80	(e)	(0.22	)(e)	7.43	(e)	112

15.21	5.08	54,788	0.88		0.09	(h)	4.84	(i)	113
15.64	4.27	52,144	0.95	(e)	0.63	(e)	6.44	(e)	112

15.19	4.91	131,267,018	1.00		(0.31	)(h)	2.97	(i)	113
15.63	4.20	10,264,916	1.05	(e)	0.54	(e)	6.68	(e)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class R6 and Select Class	Diversified

Effective July 31, 2014, Diversified Risk Fund changed its name to Systematic Alpha Fund.

The investment objective of the Fund is to seek to provide total return.

The Fund commenced operations on February 12, 2013. Prior to July 31, 2014, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Systematic Alpha Commodity Subsidiary Ltd. (formerly JPM Diversified Risk Fund Ltd.) (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2014, net assets of the Fund were $192,954,827 of which $20,071,274, or approximately 10.4%, represented the Subsidiary’s net assets. The net realized gain in the Subsidiary amounted to $(536,413). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$5,503,399	$402,019	$—	$5,905,418
Consumer Staples	1,362,048	1,127,217	—	2,489,265
Energy	4,113,484	—	—	4,113,484
Financials	3,006,707	82,264	—	3,088,971
Health Care	1,508,019	—	—	1,508,019
Industrials	2,603,865	536,913	—	3,140,778
Information Technology	8,736,098	—	—	8,736,098
Materials	3,123,257	37,772	—	3,161,029
Telecommunication Services	—	2,042,670	—	2,042,670
Utilities	3,912,851	—	—	3,912,851

Total Common Stocks	33,869,728	4,228,855	—	38,098,583

Preferred Stocks
Consumer Staples	431,376	—	—	431,376
Financials	1,276,509	—	—	1,276,509
Health Care	—	36,703	—	36,703
Industrials	449,449	461,975	—	911,424
Materials	967,125	—	—	967,125
Utilities	1,314,622	—	—	1,314,622

Total Preferred Stocks	4,439,081	498,678	—	4,937,759

OCTOBER 31, 2014	J.P. MORGAN FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$5,404,323	$—	$5,404,323
Energy	—	1,638,764	—	1,638,764
Financials	—	4,691,119	—	4,691,119
Health Care	—	7,120,712	—	7,120,712
Industrials	—	2,127,691	—	2,127,691
Information Technology	—	10,982,390	—	10,982,390
Materials	—	1,108,116	—	1,108,116

Total Convertible Bonds	—	33,073,115	—	33,073,115

Rights
Health Care	—	—	3,927	3,927
Telecommunication Services	—	—	8,351	8,351

	—	—	12,278	12,278

Short-Term Investment
Investment Company	92,064,842	—	—	92,064,842

Total Investments in Securities	$130,373,651	$37,800,648	$12,278	$168,186,577

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$859,480	$—	$859,480
Futures Contracts	1,198,193	—	—	1,198,193
Swaps	—	790,000	—	790,000

Total Appreciation in Other Financial Instruments	$1,198,193	$1,649,480	$—	$2,847,673

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(571,094)	$—	$(571,094)
Futures Contracts	(1,267,179)	—	—	(1,267,179)
Swaps	—	(735,241)	—	(735,241)

Total Depreciation in Other Financial Instruments	$(1,267,179)	$(1,306,335)	$—	$(2,573,514)

There were no transfers among any levels during the year ended October 31, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of October 31, 2014, were $12,278 and 0.01%, respectively.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets

42	J.P. MORGAN FUNDS	OCTOBER 31, 2014

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund uses commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also uses index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of October 31, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Return Swap on Commodity Indices — The Fund uses return swaps on commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/depreciation of swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to quarterly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of the underlying instrument.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund. These amounts are not reflected on

OCTOBER 31, 2014	J.P. MORGAN FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

the Fund’s CSAL. Daily movement of collateral is subject to minimum threshold amounts. As such, the Fund has posted collateral for the year ended October 31, 2014 of $570,000.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the CSAL.

The Fund’s activities in return swaps are concentrated with a single counterparty. Counterparty credit risk may be mitigated to the extent the counterparty posts collateral for mark to market gains to the Fund.

As of October 31, 2014, the Fund did not hold any Return Swaps on Commodity Indices.

(4). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of each swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as changes in unrealized appreciation /depreciation in the CSOP.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the CSOP.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2014, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,112,517	$—	$—	$1,112,517
Equity contracts	Receivables	—	—	790,000	790,000
Foreign exchange contracts	Receivables	—	859,480	—	859,480
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	85,676	—	—	85,676

Total		$1,198,193	$859,480	$790,000	$2,847,673

44	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Derivative Contracts	CSAL Location
Gross Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total

Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(366,800)	$—	$—	$(366,800)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(722,605)	—	(735,241)	(1,457,846)
Foreign exchange contracts	Payables	—	(571,094)	—	(571,094)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(177,774)	—	—	(177,774)

Total		$(1,267,179)	$(571,094)	$(735,241)	$(2,573,514)

(a)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The Fund’s return swap contracts and total return basket swaps contracts are subject to master netting arrangements.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$1,820		$(1,820)	$—	$—
Barclays Bank plc	9,546		(425)	—	9,121
BNP Paribas	696		—	—	696
Citibank, N.A.	238,601		(5,279)	—	233,322
Credit Suisse International	16,587		(16,587)	—	—
Deutsche Bank AG	117,801		(54,902)	—	62,899
Goldman Sachs International	82,879		(82,765)	—	114
HSBC Bank, N.A.	28,920		(10,739)	—	18,181
Merrill Lynch International	216		—	—	216
Morgan Stanley	173,994		(1,494)	—	172,500
Royal Bank of Canada	35,957		(10,714)	—	25,243
Royal Bank of Scotland	17,089		—	—	17,089
Societe Generale	34,252		—	—	34,252
Standard Chartered Bank	42,286		—	—	42,286
State Street Corp.	30,932		(30,932)	—	—
Union Bank of Switzerland AG	792,467		(737,524)	—	54,943
Westpack Banking Corp.	25,437		(1,583)	—	23,854
Exchange Traded Futures(b)	1,198,193	(c)	—	—	1,198,193

Total	$2,847,673		$(954,764)	$—	$1,892,909

OCTOBER 31, 2014	J.P. MORGAN FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$102,997		$(1,820)	$—	$101,177
Barclays Bank plc	425		(425)	—	—
Citibank, N.A.	5,279		(5,279)	—	—
Credit Suisse International	231,557		(16,587)	—	214,970
Deutsche Bank AG	54,902		(54,902)	—	—
Goldman Sachs International	82,765		(82,765)	—	—
HSBC Bank, N.A.	10,739		(10,739)	—	—
Morgan Stanley	1,494		(1,494)	—	—
National Australia Bank	146		—	—	146
Royal Bank of Canada	10,714		(10,714)	—	—
State Street Corp.	66,210		(30,932)	—	35,278
Union Bank of Switzerland AG	737,524		(737,524)	—	—
Westpack Banking Corp.	1,583		(1,583)	—	—
Exchange Traded Futures(b)	1,267,179	(c)	—	—	1,267,179

Total	$2,573,514		$(954,764)	$—	$1,618,750

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2014, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$79,274	$—	$—	$79,274
Equity contracts	(62,590)	—	1,080,000	1,017,410
Foreign exchange contracts	—	(42,185)	—	(42,185)
Commodity contracts	—	—	(536,413)	(536,413)

Total	$16,684	$(42,185)	$543,587	$518,086

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$676,226	$—	$—	$676,226
Equity contracts	(719,163)	—	(109,169)	(828,332)
Foreign Exchange contracts	—	312,770		312,770
Commodity contracts	(92,098)	—	18,330	(73,768)

Total	$(135,035)	$312,770	$(90,839)	$86,896

The Fund’s derivatives contracts held at October 31, 2014 are not accounted for as hedging instruments under GAAP.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2014. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$10,076,355
Average Notional Balance Short	10,190,638
Ending Notional Balance Long	10,076,355
Ending Notional Balance Short	10,190,638
Equity
Average Notional Balance Short	$2,611,963
Ending Notional Balance Short	24,685,531
Interest
Average Notional Balance Long	$14,073,671
Average Notional Balance Short	10,010,101
Ending Notional Balance Long	72,397,041
Ending Notional Balance Short	70,105,827

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$7,505,887
Average Settlement Value Sold	9,914,283
Ending Settlement Value Purchased	35,312,728
Ending Settlement Value Sold	46,358,612

Return Swaps on Commodity Indices:
Average Notional Balance Long	$2,792,584
Average Notional Balance Short	2,408,907

Total Return Basket Swaps:
Average Notional Balance Long	$25,996,017
Average Notional Balance Short	21,029,921
Ending Notional Balance Long	148,065,172
Ending Notional Balance Short	122,586,435

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOP. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations in market prices of securities when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Offering and Organizational Costs — Total offering costs of $49,519 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the year ended October 31, 2014, total offering costs amortized were $22,466.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$ (705,235)	$1,073,798	$(368,563)

The reclassifications for the Fund relate primarily to foreign currency gains and losses, investments in swap contracts and investments in the Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Prior to July 31, 2014, the advisory fee was 0.90% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. Prior to July 31, 2014, the advisory fee was 0.90% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2014

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2014, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these securities, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.75%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least July 31, 2015. Prior to July 31, 2014, the expense limitations were 1.30%, 1.80%, 0.95% and 1.05% respectively, for Class A, Class C, Class R6 and Select Class.

For the year ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
$139,956	$20,876	$11,812	$172,644	$329,669

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the year ended October 31, 2014 were $9,096.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014 (continued)

During the year ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2014, the Fund incurred $213 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$83,358,304	$13,334,411

During the year ended October 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$188,558,577	$3,851,952	$4,152,678	$(300,726)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent preferred debt instruments and investments in Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its Subsidiary of $881,178, which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$767,858	$—	$767,858

There were no distributions paid during the period ended October 31, 2013.

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,010,417	$296,001	$312,020

The cumulative timing differences primarily consist of mark to market of forward foreign currency exchange contracts and mark to market of futures contracts.

During the year ended October 31, 2014, the Fund utilized short-term net capital loss carryforwards of $76,638 and long-term net capital loss carryforwards of $30,053.

During the year ended October 31, 2014 the Subsidiary had $705,235 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

50	J.P. MORGAN FUNDS	OCTOBER 31, 2014

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOP.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, as of October 31, 2014, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, 58.7% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Systematic Alpha Fund (formerly JPMorgan Diversified Risk Fund):

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Systematic Alpha Fund (formerly JPMorgan Diversified Risk Fund) (a separate Fund of JPMorgan Trust I) and its subsidiary (the “Fund”) at October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period February 12, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

52	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

OCTOBER 31, 2014	J.P. MORGAN FUNDS	53

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	55

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$1,012.00	$6.29	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,008.70	8.81	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R6
Actual	1,000.00	1,014.00	4.11	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	1,012.70	4.97	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

56	J.P. MORGAN FUNDS	OCTOBER 31, 2014

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in executive sessions with independent legal counsel at which no representatives of the

Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

OCTOBER 31, 2014	J.P. MORGAN FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund benefits from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratios at competitive levels, and that shareholders of the Fund effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on February 12, 2013 as compared with that of its benchmark index. The Trustees also noted that, effective July 31, 2014, the Fund modified its investment strategy and changed certain members of its portfolio management team. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2014

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. The Trustees also noted that effective July 31, 2014, in connection with modifying the Fund’s investment strategy, the contractual advisory fee and expense caps for the Fund were reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	59

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust (other than Funds that launched subsequent to the record date), including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

60	J.P. MORGAN FUNDS	OCTOBER 31, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 9.79% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2014.

Qualified Dividend Income (QDI)

The Fund had $162,482, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2014.

OCTOBER 31, 2014	J.P. MORGAN FUNDS	61

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.	AN-SA-1014

J.P. Morgan U.S. Equity

Funds

Annual Report

October 31, 2014

JPMorgan Opportunistic Equity Long/Short Fund

J.P. Morgan U.S. Equity Funds

Annual Report

October 31, 2014

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan U.S. Equity Funds

CEO’S LETTER

November 11, 2014 (Unaudited)

Dear Shareholder,

What began as a period of moderate economic growth supported by the concerted efforts of central banks to provide stimulus, ended with a clear divergence between the U.S. and the rest of the world in terms of both policy and growth. During the twelve months ended October 31, 2014, the U.S. Federal Reserve responded to improving employment and consumer spending by steadily winding down and ending its $85 billion-a-month program of bond purchases, and signaled it may start raising interest rates in mid-2015. In June, the European Central Bank (ECB) took unprecedented steps to prevent a deflationary spiral and in October, the Bank of Japan shocked financial markets by unveiling a massive stimulus program to restart economic growth.
During the latter part of the twelve month period, U.S. markets were supported by a 25% drop in global oil prices from June to October, 3.9% growth in third quarter U.S. gross domestic product (GDP), the strongest employment gains since 1999, and rising corporate earnings. From May through June, equity prices touched record highs and volatility in U.S. markets retreated to lows not consistently seen since 2007. Notably, U.S. equities fell to six-month lows in mid October only to rebound 8.4%, driving the Standard & Poor’s 500 Index to a new closing high of 2,018.05 points on the final day of the reporting period.

Following a brief sell-off in emerging markets in late 2013, much of the reporting period was marked by low growth and low inflation globally, and low volatility in financial markets. In the European Union (EU), positive economic growth returned, and Ireland became the first nation to exit its EU bailout program. However, unemployment in the EU remained exceptionally high throughout the reporting period, and manufacturing activity across the euro zone slowed in the latter part of the reporting period.

In June, the ECB cut the EU deposit rate to negative 0.1% from 0.0% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. In August, ECB President Mario Draghi acknowledged the need to spur job creation and signaled his commitment to support growth and head off a deflationary spiral. In October, the EU inflation rate stood at 0.4%, well below the ECB target rate of just below 2%. Growth in GDP across the EU slowed to 0.2% in the third quarter of 2014 from 0.3% in the final quarter of 2013. While European corporate earnings continued to grow during 2014, the overall trend in profit growth was deceleration.

Equity markets in Japan ended 2013 at record highs and outperformed other developed markets for the calendar year. However, investor enthusiasm for the policies of Prime Minister Shinzo Abe began to recede in 2014 and was further diminished by an April 1 increase in the national consumption tax. During the second quarter of the year, the Japanese economy had suffered its biggest slowdown since the global financial crisis of 2007-08. While Japan’s third quarter showed improvement, it was insufficient to dispel investor concerns about Japan’s economic trajectory. On October 31, the Bank of Japan surprised global markets by unveiling plans to buy 8 trillion to 12 trillion yen ($72 billion to $107 billion) of Japanese government bonds per month, while also tripling its purchases of exchange-traded funds. The announcement drove Tokyo stocks to seven-year highs. For the 12 month reporting period, the MSCI Europe, Australasia and Far East Index (net of withholding taxes) returned -0.2%.

While emerging markets overall rebounded strongly from the late-2013 sell-off, slowing growth in China and political unrest in select nations weighed on emerging market equities as an asset class. At 7.3%, China’s third quarter 2014 GDP growth was the slowest in five years, partly due to a slowdown in the property sector. A pro-democracy movement in Hong Kong added to investor concerns. In Brazil, the re-election of President Dilma Rousseff in October was followed by a greater than 5.0% intra-day drop in the Bovespa Index amid investor concern over her administration’s interventionist private-sector policies. For the twelve month reporting period, the MSCI Emerging Markets Index (net of withholding taxes) returned 1.0%.

While relatively low global energy prices provided a welcome tailwind for both developed and emerging market economies toward the end of the reporting period, investors were squarely focused on the central banks’ policies, which remained accommodative to growth. Amid this backdrop, a sharp pullback in global equities in mid-October revealed the fragility of gains made during the previous months. However, over the twelve month reporting period, select equities and bond markets provided solid returns for investors who maintained a diversified portfolio and a long-term view.

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Opportunistic Equity Long/Short Fund

FUND SUMMARY

For the period August 29, 2014 (Fund Inception Date) through October 31, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.00%
S&P 500 Index	1.01%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Net Assets as of 10/31/2014	$5,251,253

Investment objective** and strategies	The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks to provide capital appreciation. The Fund takes long and short positions in equity securities. The Fund attempts to achieve lower volatility than that of its benchmark, S&P 500 Index, through stock selection research process, altering the portfolio composition, adjusting the gross exposure or net exposure, holding significant cash balances or investing in options. The Fund’s net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1 Google, Inc., Class A	8.9%
2 Fiserv, Inc.	7.0
3 Alliance Data Systems Corp.	6.7
4 Liberty Media Corp., Series A	4.5
5 Whirlpool Corp.	4.4
6 Walt Disney Co. (The)	4.1
7 Rockwell Automation, Inc.	3.7
8 Ingersoll-Rand plc	3.6
9 Time Warner Cable, Inc.	3.6
10 Robert Half International, Inc.	3.5

LONG PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.1%
Consumer Discretionary	19.0
Industrials	16.8
Materials	5.3
Health Care	1.9
Consumer Staples	1.5
Call Options Purchased	1.3
Short-Term Investment	27.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1. Boeing Co. (The)	10.1%
2. Mohawk Industries, Inc.	9.0
3. General Mills, Inc.	8.4
4. ConAgra Foods, Inc.	7.3
5. Kellogg Co.	6.3
6. Avon Products, Inc.	6.3
7. Quest Diagnostics, Inc.	5.3
8. Kraft Foods Group, Inc.	5.0
9. Kimberly-Clark Corp.	3.3
10. Coach, Inc.	3.0

SHORT PORTFOLIO COMPOSITION BY SECTOR****

Consumer Staples	38.9%
Consumer Discretionary	16.6
Industrials	13.8
Health Care	8.5
Financials	8.5
Information Technology	5.4
Materials	4.2
Utilities	2.4
Energy	1.3
Telecommunication Services	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2014. The Fund’s portfolio composition is subject to change.

3

JPMorgan Opportunistic Equity Long/Short Fund

FUND SUMMARY

For the period August 29, 2014 (Fund Inception Date) through October 31, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2014

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	August 29, 2014

Without Sales Charge		5.00%

With Sales Charge**		(0.51)

CLASS C SHARES	August 29, 2014

Without CDSC		4.87

With CDSC***		3.87

CLASS R2 SHARES	August 29, 2014	4.93

CLASS R5 SHARES	August 29, 2014	5.07

CLASS R6 SHARES	August 29, 2014	5.07

SELECT CLASS SHARES	August 29, 2014	5.00

*	Not annualized.

**	Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.0% (j)

Common Stocks — 70.9%

	Consumer Discretionary — 18.8%
	Hotels, Restaurants & Leisure — 2.4%
1,693	Marriott International, Inc., Class A	128,245

	Household Durables — 4.3%
1,319	Whirlpool Corp.	226,934

	Media — 12.1%
4,867	Liberty Media Corp., Series A (a)	233,713
1,260	Time Warner Cable, Inc.	185,484
2,336	Walt Disney Co. (The)	213,464

		632,661

	Total Consumer Discretionary	987,840

	Consumer Staples — 1.5%
	Beverages — 1.5%
723	Anheuser-Busch InBev N.V., (Belgium), ADR	80,239

	Health Care — 1.9%
	Health Care Equipment & Supplies — 1.9%
7,440	Boston Scientific Corp. (a)	98,803

	Industrials — 16.6%
	Aerospace & Defense — 3.0%
1,144	General Dynamics Corp.	159,885

	Building Products — 0.4%
440	Armstrong World Industries, Inc. (a)	21,305

	Electrical Equipment — 3.7%
1,715	Rockwell Automation, Inc.	192,680

	Machinery — 3.6%
2,990	Ingersoll-Rand plc	187,234

	Professional Services — 3.5%
3,356	Robert Half International, Inc.	183,842

	Road & Rail — 2.4%
249	Canadian Pacific Railway Ltd., (Canada)	51,712
645	Union Pacific Corp.	75,110

		126,822

	Total Industrials	871,768

	Information Technology — 26.8%
	Internet Software & Services — 8.8%
812	Google, Inc., Class A (a)	461,110

	IT Services — 18.0%
1,234	Alliance Data Systems Corp. (a)	349,654
5,206	Fiserv, Inc. (a)	361,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
617	MasterCard, Inc., Class A	51,674
2,785	Paychex, Inc.	130,728
217	Visa, Inc., Class A	52,390

		946,159

	Total Information Technology	1,407,269

	Materials — 5.3%
	Chemicals — 2.0%
929	Ecolab, Inc.	103,333

	Containers & Packaging — 3.3%
4,752	Sealed Air Corp.	172,260

	Total Materials	275,593

	Total Common Stocks (Cost $3,474,097)	3,721,512

NUMBER OF CONTRACTS

Options Purchased — 1.3%

	Call Options Purchased: — 1.3%
73	Boston Scientific Corp., Expiring 02/20/15 at 13.00 USD, European Style	6,826
69	Sealed Air Corp., Expiring 04/17/15 at 36.00 USD, European Style	17,940
232	Weatherford International plc, Expiring 02/20/15 at 23.00 USD, European Style	2,088
31	Whirlpool Corp., Expiring 03/20/15 at 165.00 USD, European Style	42,315

	Total Options Purchased (Cost $36,653)	69,169

SHARES

Short-Term Investment — 26.8%

	Investment Company — 26.8%
1,409,498	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $1,409,498)	1,409,498

	Total Investments — 99.0% (Cost $4,920,248)	5,200,179

	Other Assets in Excess of Liabilities — 1.0%	51,074

	NET ASSETS — 100.0%	$5,251,253

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 15.0%

Common Stocks — 15.0%

	Consumer Discretionary — 2.5%
	Auto Components — 0.0% (g)
32	BorgWarner, Inc.	1,825

	Hotels, Restaurants & Leisure — 0.1%
71	Darden Restaurants, Inc.	3,676
30	McDonald’s Corp.	2,812

		6,488

	Household Durables — 1.4%
500	Mohawk Industries, Inc. (a)	71,020

	Media — 0.2%
40	AMC Networks, Inc., Class A (a)	2,426
54	Discovery Communications, Inc., Class A (a)	1,909
36	Scripps Networks Interactive, Inc., Class A	2,780
26	Viacom, Inc., Class B	1,890

		9,005

	Multiline Retail — 0.1%
50	Kohl’s Corp.	2,711
52	Target Corp.	3,215

		5,926

	Specialty Retail — 0.2%
25	Advance Auto Parts, Inc.	3,674
48	Bed Bath & Beyond, Inc. (a)	3,232
19	O’Reilly Automotive, Inc. (a)	3,342

		10,248

	Textiles, Apparel & Luxury Goods — 0.5%
696	Coach, Inc.	23,928
41	Under Armour, Inc., Class A (a)	2,689

		26,617

	Total Consumer Discretionary	131,129

	Consumer Staples — 5.8%
	Food & Staples Retailing — 0.2%
79	Sysco Corp.	3,045
43	Wal-Mart Stores, Inc.	3,280
62	Whole Foods Market, Inc.	2,438

		8,763

	Food Products — 4.2%
1,665	ConAgra Foods, Inc.	57,193
138	Dean Foods Co.	2,030
1,270	General Mills, Inc.	65,989
28	Hershey Co. (The)	2,685
776	Kellogg Co.	49,633
700	Kraft Foods Group, Inc.	39,445

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
25	Mead Johnson Nutrition Co.	2,483

		219,458

	Household Products — 0.5%
47	Church & Dwight Co., Inc.	3,403
225	Kimberly-Clark Corp.	25,711

		29,114

	Personal Products — 0.9%
4,747	Avon Products, Inc.	49,369

	Total Consumer Staples	306,704

	Energy — 0.2%
	Energy Equipment & Services — 0.0% (g)
28	Transocean Ltd., (Switzerland)	835

	Oil, Gas & Consumable Fuels — 0.2%
31	ConocoPhillips	2,237
53	Enbridge, Inc., (Canada)	2,510
38	ONEOK, Inc.	2,240
63	Spectra Energy Corp.	2,465

		9,452

	Total Energy	10,287

	Financials — 1.3%
	Banks — 0.2%
90	BancorpSouth, Inc.	2,073
130	Synovus Financial Corp.	3,297
69	U.S. Bancorp	2,939

		8,309

	Capital Markets — 0.2%
52	Franklin Resources, Inc.	2,892
41	Northern Trust Corp.	2,718
39	T. Rowe Price Group, Inc.	3,202

		8,812

	Consumer Finance — 0.1%
33	American Express Co.	2,968

	Insurance — 0.4%
50	Allstate Corp. (The)	3,243
54	Arch Capital Group Ltd., (Bermuda) (a)	3,041
30	Chubb Corp. (The)	2,981
61	Principal Financial Group, Inc.	3,195
125	Progressive Corp. (The)	3,301
43	Torchmark Corp.	2,277
60	W.R. Berkley Corp.	3,092

		21,130

	Real Estate Investment Trusts (REITs) — 0.4%
23	Federal Realty Investment Trust	3,031

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued

	Real Estate Investment Trusts (REITs) — continued
66	HCP, Inc.	2,902
41	Health Care REIT, Inc.	2,915
44	Home Properties, Inc.	2,830
21	SL Green Realty Corp.	2,430
92	UDR, Inc.	2,781
44	Ventas, Inc.	3,014
102	Washington Real Estate Investment Trust	2,883

		22,786

	Thrifts & Mortgage Finance — 0.0% (g)
194	People’s United Financial, Inc.	2,836

	Total Financials	66,841

	Health Care — 1.3%
	Biotechnology — 0.1%
24	Amgen, Inc.	3,892

	Health Care Equipment & Supplies — 0.1%
38	Baxter International, Inc.	2,666
26	Zimmer Holdings, Inc.	2,892

		5,558

	Health Care Providers & Services — 0.9%
43	Cardinal Health, Inc.	3,375
657	Quest Diagnostics, Inc.	41,693
27	WellPoint, Inc.	3,420

		48,488

	Pharmaceuticals — 0.2%
56	AbbVie, Inc.	3,554
49	Eli Lilly & Co.	3,250
85	Pfizer, Inc.	2,546

		9,350

	Total Health Care	67,288

	Industrials — 2.1%
	Aerospace & Defense — 1.7%
635	Boeing Co. (The)	79,318
21	Lockheed Martin Corp.	4,002
33	Raytheon Co.	3,428

		86,748

	Air Freight & Logistics — 0.1%
30	United Parcel Service, Inc., Class B	3,147

	Airlines — 0.1%
126	Southwest Airlines Co.	4,344

	Commercial Services & Supplies — 0.0% (g)
74	ADT Corp. (The)	2,652

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.0% (g)
92	General Electric Co.	2,375

	Machinery — 0.1%
25	Caterpillar, Inc.	2,535
29	Dover Corp.	2,304

		4,839

	Road & Rail — 0.1%
101	Werner Enterprises, Inc.	2,782

	Trading Companies & Distributors — 0.0% (g)
55	Fastenal Co.	2,422

	Total Industrials	109,309

	Information Technology — 0.8%
	IT Services — 0.2%
42	Global Payments, Inc.	3,381
79	Total System Services, Inc.	2,670
195	Vantiv, Inc., Class A (a)	6,029

		12,080

	Semiconductors & Semiconductor Equipment — 0.3%
473	Advanced Micro Devices, Inc. (a)	1,324
80	Altera Corp.	2,750
50	Linear Technology Corp.	2,142
110	Maxim Integrated Products, Inc.	3,227
142	NVIDIA Corp.	2,775
117	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2,576

		14,794

	Software — 0.2%
37	Intuit, Inc.	3,256
54	Red Hat, Inc. (a)	3,182
51	salesforce.com, Inc. (a)	3,264

		9,702

	Technology Hardware, Storage & Peripherals — 0.1%
105	EMC Corp.	3,016
49	Seagate Technology plc, (Ireland)	3,079

		6,095

	Total Information Technology	42,671

	Materials — 0.6%
	Chemicals — 0.2%
37	Cabot Corp.	1,718
34	Eastman Chemical Co.	2,746
30	LyondellBasell Industries N.V., Class A	2,749
66	OM Group, Inc.	1,718
18	Praxair, Inc.	2,268

		11,199

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued

	Construction Materials — 0.1%
425	Cemex S.A.B. de C.V., (Mexico), ADR (a)	5,228

	Containers & Packaging — 0.1%
46	Ball Corp.	2,964
57	Bemis Co., Inc.	2,193
65	MeadWestvaco Corp.	2,871

		8,028

	Metals & Mining — 0.2%
35	Compass Minerals International, Inc.	2,999
574	Vale S.A., (Brazil), ADR	5,791

		8,790

	Total Materials	33,245

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
75	AT&T, Inc.	2,613

	Utilities — 0.4%
	Electric Utilities — 0.1%
68	Northeast Utilities	3,356

	Gas Utilities — 0.1%
36	National Fuel Gas Co.	2,492

	Multi-Utilities — 0.2%
76	Ameren Corp.	3,218
54	Consolidated Edison, Inc.	3,421
68	PG&E Corp.	3,422
46	SCANA Corp.	2,525

		12,586

	Total Utilities	18,434

	Total Securities Sold Short (Proceeds $789,072)	$788,521

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	—	Amount rounds to less than 0.1%.

(j)	—	All or a portion of these securities are segregated for short sales.

(l)	—	The rate shown is the current yield as of October 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014

Opportunistic Equity Long/Short Fund

ASSETS:
Investments in non-affiliates, at value	$3,790,681
Investments in affiliates, at value	1,409,498

Total investment securities, at value	5,200,179
Cash	10,448
Deposits at broker for securities sold short	757,365
Receivables:
Investment securities sold	226,850
Dividends from non-affiliates	1,773
Dividends from affiliates	22
Due from Adviser	48,422
Deferred offering cost	30,504

Total Assets	6,275,563

LIABILITIES:
Payables:
Securities sold short, at value	788,521
Dividend expense to non-affiliates on securities sold short	1,321
Investment securities purchased	158,171
Interest expense to non-affiliates on securities sold short	138
Accrued liabilities:
Shareholder servicing fees	1,046
Distribution fees	53
Custodian and accounting fees	4,386
Trustees’ and Chief Compliance Officer’s fees	7
Offering Cost	27,691
Other	42,976

Total Liabilities	1,024,310

Net Assets	$5,251,253

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2014 (continued)

Opportunistic Equity Long/Short Fund

NET ASSETS:
Paid-in-Capital	$4,999,917
Accumulated undistributed (distributions in excess of) net investment income	—
Accumulated net realized gains (losses)	(29,146)
Net unrealized appreciation (depreciation)	280,482

Total Net Assets	$5,251,253

Net Assets:
Class A	$52,492
Class C	52,449
Class R2	52,470
Class R5	52,531
Class R6	52,535
Class Select	4,988,776

Total	$5,251,253

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R2	3,333
Class R5	3,333
Class R6	3,333
Class Select	316,667

Net Asset Value (a):
Class A - Redemption price per share	$15.75
Class C - Offering price per share (b)	15.73
Class R2 - Offering and redemption price per share	15.74
Class R5 - Offering and redemption price per share	15.76
Class R6 - Offering and redemption price per share	15.76
Class Select - Offering and redemption price per share	15.75
Class A maximum sales charge	5.25%
[net asset value per share/(100% – maximum sales charge)]	$16.62

Cost of investments in non-affiliates	$3,510,750
Cost of investments in affiliates	1,409,498
Proceeds from securities sold short	789,072

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2014

Opportunistic
Equity
Long/Short
Fund (a)

INVESTMENT INCOME:
Dividend income from non-affiliates	$3,334
Dividend income from affiliates	31

Total investment income	3,365

EXPENSES:
Investment advisory fees	10,280
Administration fees	674
Distribution fees:
Class A	21
Class C	62
Class R2	41
Shareholder servicing fees:
Class A	21
Class C	21
Class R2	21
Class R5	4
Class Select	1,953
Custodian and accounting fees	4,386
Professional fees	71,563
Trustees’ and Chief Compliance Officer’s fees	7
Printing and mailing costs	476
Registration and filing fees	476
Transfer agent fees	1,505
Offering costs	5,881
Other	1,427
Dividend expense to non-affiliates on securities sold short	4,964
Interest expense to non-affiliates on securities sold short	404

Total expenses	104,187

Less amounts waived	(10,954)
Less expense reimbursements	(73,388)

Net expenses	19,845

Net investment income (loss)	(16,480)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(98,385)
Securities sold short	85,636

Net realized gains (losses)	(12,749)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	279,931
Securities sold short	551

Change in net unrealized appreciation/depreciation	280,482

Net realized/unrealized gains (losses)	267,733

Change in net assets resulting from operations	$251,253

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Opportunistic
Equity Long/Short
Fund
Period Ended
October 31, 2014 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(16,480)
Net realized gain (loss)	(12,749)
Change in net unrealized appreciation/depreciation	280,482

Change in net assets resulting from operations	251,253

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,000,000

NET ASSETS:
Change in net assets	5,251,253
Beginning of period	—

End of period	$5,251,253

Accumulated undistributed (distributed in excess of) net investment income	$—

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Opportunistic Equity Long/Short Fund
Period Ended October 31, 2014 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000

Change in net assets resulting from Class A capital transactions	$50,000

Class C
Proceeds from shares issued	$50,000

Change in net assets resulting from Class C capital transactions	$50,000

Class R2
Proceeds from shares issued	$50,000

Change in net assets resulting from Class R2 capital transactions	$50,000

Class R5
Proceeds from shares issued	$50,000

Change in net assets resulting from Class R5 capital transactions	$50,000

Class R6
Proceeds from shares issued	$50,000

Change in net assets resulting from Class R6 capital transactions	$50,000

Class Select
Proceeds from shares issued	$4,750,000

Change in net assets resulting from Class Select capital transactions	$4,750,000

Total change in net assets resulting from capital transactions	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333

Change in Class A Shares	3,333

Class C
Issued	3,333

Change in Class C Shares	3,333

Class R2
Issued	3,333

Change in Class R2 Shares	3,333

Class R5
Issued	3,333

Change in Class R5 Shares	3,333

Class R6
Issued	3,333

Change in Class R6 Shares	3,333

Class Select
Issued	316,667

Change in Class Select Shares	316,667

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

14

 FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance						Ratios/Supplemental data

		Investment operations						Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short)(d)(e)(f)	Net investment income (loss)(f)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(f)	Portfolio turnover rate (b)(g)	Portfolio turnover rate (including short sales) (b)(g)

Opportunistic Equity Long/Short Fund
Class A
August 29, 2014 (h) through October 31, 2014	$15.00	$(0.06) (i)	$0.81	$0.75	$15.75	5.00%	$52,492	2.65%	(2.24)%	12.33%	94%	178%
Class C
August 29, 2014 (h) through October 31, 2014	15.00	(0.07) (i)	0.80	0.73	15.73	4.87	52,449	3.15	(2.74)	12.82	94	178
Class R2
August 29, 2014 (h) through October 31, 2014	15.00	(0.06) (i)	0.80	0.74	15.74	4.93	52,470	2.90	(2.49)	12.57	94	178
Class R5
August 29, 2014 (h) through October 31, 2014	15.00	(0.04) (i)	0.80	0.76	15.76	5.07	52,531	2.20	(1.79)	11.88	94	178
Class R6
August 29, 2014 (h) through October 31, 2014	15.00	(0.04) (i)	0.80	0.76	15.76	5.07	52,535	2.15	(1.74)	11.82	94	178
Class Select
August 29, 2014 (h) through October 31, 2014	15.00	(0.05) (i)	0.80	0.75	15.75	5.00	4,988,776	2.40	(1.99)	12.07	94	178

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 2.00% and 11.67% for the period ended October 31, 2014, Class C are 2.50% and 12.17% for the period ended October 31, 2014, Class R2 are 2.25% and 11.92% for the period ended October 31, 2014, Class R5 are 1.55% and 11.22% for the period ended October 31, 2014, Class R6 are 1.50% and 11.17% for the period ended October 31, 2014 and Class Select are 1.75% and 11.42% for the period ended October 31,2014, respectively.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2014.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.
(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek capital appreciation.

The Fund commenced operations on August 29, 2014.

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

—	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

—	Level 2— Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

—	Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

16

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Total Investments in Securities (a)	$5,200,179	$–	$–	$5,200,179
Total Liabilities for Securities Sold
Short (a)	$(788,521)	$–	$–	$(788,521)

(a) All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the period ended October 31, 2014.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the period ended October 31, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	$245
Ending Number of Contracts Purchased	405

D. Offering and Organizational Costs — Total offering costs of $36,385 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statement of Operations.

17

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(83)	$16,480	$(16,397)

The reclassifications for the Fund relates primarily to net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”, or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2014, the Distributor did not retain any front-end sales charges or CDSC.

18

D. Shareholder Servicing Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class

0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
2.00%	2.50%	2.25%	1.55%	1.50%	1.75%

The expense limitation agreement was in effect for the period ended October 31, 2014. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the period ended October 31, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements

$10,280	$674	$10,954	$73,388

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in these money market funds for the period ended October 31, 2014.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended October 31, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

19

4. Investment Transactions

During the period ended October 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$7,648,090	$4,073,372	$3,659,143	$2,784,435

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,969,617	$256,082	$25,520	$230,562

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

As of October 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$24,041	$—	$227,295

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2014, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Adviser.

As of October 31, 2014, the Fund pledged a substantial portion of its assets/substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Opportunistic Equity Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Opportunistic Equity Long/Short Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2014, and the results of its operations, the changes in net assets and the financial highlights for the period August 29, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2014

21

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	163	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	163	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	163	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	163	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	163	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	163	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	163	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	163	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	163	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

22

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	163	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	163	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	163	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	163	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (163 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Valerie-Leila Jaber (1965), AML Compliance Officer (2014)*	Managing Director and Global Head of Financial Crime for Asset Management, JPMorgan Chase & Co. since December 2012; Managing Director and Global Head of Financial Crime for Barclays Wealth (2009-2012).

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 277 Park Avenue, New York, NY 10172.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

24

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2014, and continued to hold your shares at the end of the reporting period, October 31, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Opportunistic Equity Long Short Fund
Class A
Actual*	$1,000.00	$1,050.00	$4.47	2.65%
Hypothetical**	1,000.00	1,011.85	13.44	2.65
Class C
Actual*	1,000.00	1,048.70	5.30	3.15
Hypothetical**	1,000.00	1,009.33	15.95	3.15
Class R2
Actual*	1,000.00	1,049.30	4.88	2.90
Hypothetical**	1,000.00	1,010.59	14.70	2.90
Class R5
Actual*	1,000.00	1,050.70	3.71	2.20
Hypothetical**	1,000.00	1,014.12	11.17	2.20
Class R6
Actual*	1,000.00	1,050.70	3.62	2.15
Hypothetical**	1,000.00	1,014.37	10.92	2.15
Select Class
Actual*	1,000.00	1,050.00	4.04	2.40
Hypothetical**	1,000.00	1,013.11	12.18	2.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the actual period). The Fund commenced operations on August 29, 2014.

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their May 2014 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the

26

J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that result from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected

27

expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

28

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
¡ open an account or provide contact information
¡ give us your account information or pay us by check
¡ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness
¡ affiliates from using your information to market to you
¡ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. October 2014.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act
(15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $1,738,716

2013 – $1,880,238

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $349,120

2013 – $588,850

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $364,700

2013 – $396,082

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 - $33.7 million

2012 - $33.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in
Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 29, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 29, 2014